AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 19, 2024
1933 Act File No. 002-73024
1940 Act File No. 811-03213

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
☒
Post-Effective Amendment No. 259
☒
and/or
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940
☒
Amendment No. 273
☒

(Check appropriate box or boxes)

NATIONWIDE VARIABLE INSURANCE TRUST
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

ONE NATIONWIDE PLAZA
MAIL CODE 1-18-102
COLUMBUS, OHIO 43215
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICE) (ZIP CODE)

(614) 435-5787
Registrant’s Telephone Number, including Area Code:

Send Copies of Communications to:
ALLAN J. OSTER, ESQ.	PRUFESH R. MODHERA, ESQ.
ONE NATIONWIDE PLAZA	STRADLEY RONON STEVENS & YOUNG, LLP
COLUMBUS, OHIO 43215	2000 K STREET, N.W., SUITE 700
(NAME AND ADDRESS OF AGENT FOR SERVICE)	WASHINGTON, DC 20006

It is proposed that this filing will become effective: (check appropriate box)
☐ immediately upon filing pursuant to paragraph (b)
☐ on __________________ pursuant to paragraph (b)
☒ 60 days after filing pursuant to paragraph (a)(1)
☐ on [date] pursuant to paragraph (a)(1)
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☐ on [date] pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:
☐ This post-effective amendment designated a new effective date for a previously filed post-effective amendment.

Nationwide Variable Insurance Trust
Prospectus  April 30, 2025

Fund and Class

NVIT J.P. Morgan Digital Evolution Strategy Fund
Class II / Class Y
NVIT J.P. Morgan Large Cap Growth Fund
Class I / Class II / Class Y
NVIT J.P. Morgan US Technology Leaders Fund
Class II / Class Y
The U.S. Securities and Exchange Commission has not approved or disapproved these Funds' shares or determined whether this Prospectus is complete or accurate. To state otherwise is a crime.
nationwide.com/mutualfundsnvit

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Table of Contents

2	Fund Summaries
NVIT J.P. Morgan Digital Evolution Strategy Fund
NVIT J.P. Morgan Large Cap Growth Fund
NVIT J.P. Morgan US Technology Leaders Fund
14	How the Funds Invest
NVIT J.P. Morgan Digital Evolution Strategy Fund
NVIT J.P. Morgan Large Cap Growth Fund
NVIT J.P. Morgan US Technology Leaders Fund
18	Risks of Investing in the Funds
21	Fund Management
23	Investing with Nationwide Funds
Choosing a Share Class
Purchase Price
Fair Value Pricing
In-Kind Purchases
Selling Shares
Restrictions on Sales
Excessive or Short-Term Trading
Distribution and Services Plans
Revenue Sharing
28	Distributions and Taxes
29	Additional Information
30	Financial Highlights
1

Fund Summary: NVIT J.P. Morgan Digital Evolution Strategy Fund
Objective
The NVIT J.P. Morgan Digital Evolution Strategy Fund (the “Fund”) seeks long-term capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. If these charges were reflected, the expenses listed below would be higher. See the variable insurance contract prospectus, which may impose sales charges and other additional contract-level expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class II Shares	Class Y Shares
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses	2.46%	2.21%
Total Annual Fund Operating Expenses	3.46%	2.96%
Fee Waiver/Expense Reimbursement(1)	(2.50)%	(2.40)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.96%	0.56%
(1)
“Other Expenses” for Class II shares is based on estimated amounts for the current fiscal year.
(2)
Nationwide Variable Insurance Trust (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting annual fund operating expenses to 0.56% until at least April 30, 2026. Under the expense limitation agreement, the level to which operating expenses are limited applies to all share classes, excluding any taxes, interest, compensation payable to parties not affiliated with the Adviser for the recovery of tax reclaims, brokerage commissions, Rule 12b-1 fees, acquired fund fees and expenses, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization, and may exclude other nonroutine expenses not incurred in the ordinary course of the Fund’s business. The expense limitation agreement may be changed or eliminated only with the consent of the Board of Trustees of the Trust. The Adviser may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by the Adviser pursuant to the expense limitation agreement at a date not to exceed three years from the date on which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio is no higher than the amount of the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by the Adviser is not permitted except as provided for in the expense limitation agreement.
(3)
The Trust and Nationwide Fund Distributors LLC have entered into a written contract waiving 0.10% of the Distribution and/or Service (12b-1) Fees for Class II shares until April 30, 2026. The written contract may be changed or eliminated only with the consent of the Board of Trustees of the Trust.
Example
This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.
This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses, and any expense limitation or fee waivers that may apply for the periods indicated above under “Fees and Expenses.” Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class II Shares	$98	$829	$1,583	$3,571
Class Y Shares	$57	$688	$1,345	$3,109
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [______]% of the average value of its portfolio.
2

Fund Summary: NVIT J.P. Morgan Digital Evolution Strategy Fund (cont.)
Principal Investment Strategies
The Fund aims to achieve capital appreciation by investing in equity securities of companies whose strategies may benefit from the development of technology-related products, services and processes that enhance mobility and connectivity. The Fund concentrates at least 25% of its total assets in at least one of the following technology industries or any combination thereof: semiconductor, semiconductor equipment, hardware, software, information technology services, communications equipment, social media, biotechnology and interactive media. In managing the Fund, the subadviser employs a research-driven approach to identify a portfolio of companies well positioned to capitalize on structural shifts across technology sector industries. In selecting stocks, the subadviser seeks companies that it believes meet several of the following criteria:
●attractive market opportunity
●increasing market share
●improving profitability over time; and
●attractive expected returns driven by earnings and capital return.
The Fund also may invest in securities of foreign companies that are denominated in U.S. dollars. The Fund may invest in stocks of companies of any market capitalization, including small-cap and mid-cap companies, although it typically invests considerably in large-cap and mid-cap companies. Many, if not most, of the securities in which the Fund invests may be considered to be “growth” stocks, in that they may have above-average rates of earnings growth and thus may experience above-average increases in stock prices.
The Fund is classified as a “non-diversified fund” under the Investment Company Act of 1940, which means that a relatively high percentage of the Fund’s assets may be invested in a limited number of issuers. The Fund’s subadviser may sell a security for several reasons. A security may be sold due to a change in the original investment thesis, if market expectations exceed the company’s potential to deliver and/or due to balance sheet deterioration. Investments may also be sold if the subadviser identifies a stock that it believes offers a better investment opportunity.
Principal Risks
The Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:
Equity securities risk – stock markets are volatile. The price of an equity security fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
Market risk – the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. This occurs due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, and the fluctuation of other securities markets around the world. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy.
Selection risk – the risk that the securities selected by the Fund’s subadviser will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies.
Growth style risk – growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. If the subadviser’s assessment of the prospects for a company’s growth is wrong, or if the subadviser’s judgment of how other investors will value the company’s growth is wrong, then the Fund will suffer a loss as the price of the company’s stock may fall or not approach the value that the subadviser has placed on it. In addition, growth stocks as a group sometimes are out of favor and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “value” stocks.
Sector risk – investments in particular industries or sectors may be more volatile than the overall stock market. Therefore, if the Fund emphasizes one or more industries or economic sectors, it will be more susceptible to financial, market or economic events affecting the particular issuers and industries participating in such sectors than funds that do not emphasize particular industries or sectors.
Technology sector concentration risk – investments in particular industries or sectors may be more volatile than the overall stock market. Because the Fund invests more than 25% of its total assets in technology sector industries, the Fund has increased risk associated with economic conditions in the technology sector. Due to intense global competition, a less diversified product line and other factors, companies that develop and/or rely on technology are often highly sensitive to downswings in the economy. Such companies may also experience volatile swings in
3

Fund Summary: NVIT J.P. Morgan Digital Evolution Strategy Fund (cont.)
demand for their products and services due to changing economic conditions, rapid technological advances and shorter product lifespans.
Smaller company risk – smaller companies are usually less stable in price and less liquid than larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve greater risk.
Nondiversified fund risk – because the Fund may hold larger positions in fewer securities than diversified funds, a single security’s increase or decrease in value may have a greater impact on the Fund’s value and total return.
Foreign securities risk – foreign securities often are more volatile, harder to price and less liquid than U.S. securities.
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities market index and an additional index. The additional index has characteristics relevant to the Fund's investment strategy. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.
The Fund has begun comparing its performance to the Russell 1000 Index to satisfy a new Securities and Exchange Commission (SEC) disclosure requirement.
Annual Total Returns– Class Y Shares
(Years Ended December 31,)

Highest Quarter:	23.07%	–	1Q 2023
Lowest Quarter:	-1.68%	–	3Q 2023
Class II shares have not commenced operations as of the date of this Prospectus. Therefore, pre-inception historical performance for Class II shares is based on the previous performance of Class Y shares. Performance for Class II shares has been adjusted to reflect this share class’s higher expenses than those of the Fund’s Class Y shares.
Average Annual Total Returns
(For the Periods Ended December 31, 2024)
	1 Year	Since Fund Inception	Fund Inception Date
Class II Shares	XX.XX%	XX.XX%	4/27/2022
Class Y Shares	XX.XX%	XX.XX%	4/27/2022
Russell 1000® Index (reflects no deduction for fees or expenses)	XX.XX%	XX.XX%
S&P North American Technology Sector Index™ (reflects no deduction for fees or expenses)	XX.XX%	XX.XX%
Portfolio Management
Investment Adviser
Nationwide Fund Advisors
Subadviser
J.P. Morgan Investment Management Inc.
Portfolio Managers
Portfolio Manager	Title	Length of Service with Fund
Manish Goyal	Managing Director	Since 2022
SK Prasad Borra	Executive Director	Since 2023
4

Fund Summary: NVIT J.P. Morgan Digital Evolution Strategy Fund (cont.)
Tax Information
The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.
Payments to Broker-Dealers and Other Financial Intermediaries
This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that also may be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
5

Fund Summary: NVIT J.P. Morgan Large Cap Growth Fund
Objective
The NVIT J.P. Morgan Large Cap Growth Fund (the “Fund”) seeks long-term capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. If these charges were reflected, the expenses listed below would be higher. See the variable insurance contract prospectus, which may impose sales charges and other additional contract-level expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I Shares	Class II Shares	Class Y Shares
Management Fees	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	None	0.25%	None
Other Expenses(1)	1.53%	1.53%	1.28%
Total Annual Fund Operating Expenses	2.18%	2.43%	1.93%
Fee Waiver/Expense Reimbursement(2),(3)	(1.49)%	(1.64)%	(1.49)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.69%	0.79%	0.44%
(1)
“Other Expenses” for Class I and Class II shares are based on estimated amounts for the current fiscal year.
(2)
Nationwide Variable Insurance Trust (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting annual fund operating expenses to 0.44% until at least April 30, 2026. Under the expense limitation agreement, the level to which operating expenses are limited applies to all share classes, excluding any taxes, interest, compensation payable to parties not affiliated with the Adviser for the recovery of tax reclaims, brokerage commissions, Rule 12b-1 fees, acquired fund fees and expenses, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization, and may exclude other nonroutine expenses not incurred in the ordinary course of the Fund’s business. The expense limitation agreement may be changed or eliminated only with the consent of the Board of Trustees of the Trust. The Adviser may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by the Adviser pursuant to the expense limitation agreement at a date not to exceed three years from the date on which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio is no higher than the amount of the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by the Adviser is not permitted except as provided for in the expense limitation agreement.
(3)
The Trust and Nationwide Fund Distributors LLC have entered into a written contract waiving 0.15% of the Distribution and/or Service (12b-1) Fees for Class II shares until April 30, 2026. The written contract may be changed or eliminated only with the consent of the Board of Trustees of the Trust.
Example
This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.
This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses, and any expense limitation or fee waivers that may apply for the periods indicated above under “Fees and Expenses.” Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I Shares	$70	$538	$1,033	$2,396
Class II Shares	$81	$600	$1,147	$2,641
Class Y Shares	$45	$461	$903	$2,133
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [______]% of the average value of its portfolio.
6

Fund Summary: NVIT J.P. Morgan Large Cap Growth Fund (cont.)
Principal Investment Strategies
The Fund invests in a portfolio of U.S. equity securities using a growth style of investing. “Growth” stocks are those that have above-average rates of earnings growth and thus may experience above-average increases in stock prices. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of large-cap companies, which are those with market capitalizations within the range of the Russell 1000 Growth Index at the time of purchase. Most securities held by the Fund are issued by U.S. companies, although the Fund also may invest in securities of foreign companies denominated in U.S. dollars.
In managing the Fund, the subadviser uses a research-driven fundamental process and a bottom-up approach to identify stocks of companies with positive price momentum and attractive fundamentals. The subadviser seeks structural disconnects that allow businesses to exceed market expectations. These disconnects may result from demographic and/or cultural changes; technological advancements; and/or regulatory changes. Companies in which the Fund invests may come from any industry or sector, and at times the Fund may increase the relative emphasis of its investments in a particular industry or sector.
Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund may invest. To the extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.
The Fund is classified as a “non-diversified fund” under the Investment Company Act of 1940, which means that a relatively high percentage of the Fund’s assets may be invested in a limited number of issuers. The Fund’s subadviser may sell a security for several reasons. A security may be sold due to a change in the original investment thesis, if market expectations exceed the company’s potential to deliver and/or due to balance sheet deterioration. Investments may also be sold if the subadviser identifies a stock that it believes offers a better investment opportunity.
Principal Risks
The Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:
Equity securities risk – stock markets are volatile. The price of an equity security fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
Market risk – the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. This occurs due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, and the fluctuation of other securities markets around the world. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy.
Selection risk – the risk that the securities selected by the Fund’s subadviser will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies.
Growth style risk – growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. If the subadviser’s assessment of the prospects for a company’s growth is wrong, or if the subadviser’s judgment of how other investors will value the company’s growth is wrong, then the Fund will suffer a loss as the price of the company’s stock may fall or not approach the value that the subadviser has placed on it. In addition, growth stocks as a group sometimes are out of favor and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “value” stocks.
Foreign securities risk – foreign securities often are more volatile, harder to price and less liquid than U.S. securities.
Sector risk – investments in particular industries or sectors may be more volatile than the overall stock market. Therefore, if the Fund emphasizes one or more industries or economic sectors, it will be more susceptible to financial, market or economic events affecting the particular issuers and industries participating in such sectors than funds that do not emphasize particular industries or sectors.
Derivatives risk – derivatives may be volatile and may involve significant risks. The underlying security, measure or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. Normally derivatives involve leverage, which means that their use can magnify significantly the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains. Some derivatives have the potential for unlimited loss, including a
7

Fund Summary: NVIT J.P. Morgan Large Cap Growth Fund (cont.)
loss that may be greater than the amount invested. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund. Certain derivatives held by the Fund may be illiquid, making it difficult to close out an unfavorable position. Derivatives also may be more difficult to purchase, sell or value than other instruments.
 Futures – the prices of futures contracts typically are more volatile than those of stocks and bonds. Small movements in the values of the assets or measures of underlying futures contracts can cause disproportionately larger losses to the Fund. While futures may be more liquid than other types of derivatives, they may experience periods when they are less liquid than stocks, bonds or other investments.
Nondiversified fund risk – because the Fund may hold larger positions in fewer securities than diversified funds, a single security’s increase or decrease in value may have a greater impact on the Fund’s value and total return.
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities market index and an additional index. The additional index has characteristics relevant to the Fund's investment strategy. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.
The Fund has begun comparing its performance to the Russell 1000 Index to satisfy a new Securities and Exchange Commission (SEC) disclosure requirement.
Annual Total Returns– Class Y Shares
(Years Ended December 31,)

Highest Quarter:	13.43%	–	4Q 2023
Lowest Quarter:	-3.63%	–	3Q 2023
Class I and Class II shares have not commenced operations as of the date of this Prospectus. Therefore, pre-inception historical performance for Class I and Class II shares is based on the previous performance of Class Y shares. Performance for Class I and Class II shares has been adjusted to reflect these share classes’ higher expenses than those of the Fund’s Class Y shares.
Average Annual Total Returns
(For the Periods Ended December 31, 2024)
	1 Year	Since Fund Inception	Fund Inception Date
Class I Shares	XX.XX%	XX.XX%	4/27/2022
Class II Shares	XX.XX%	XX.XX%	4/27/2022
Class Y Shares	XX.XX%	XX.XX%	4/27/2022
Russell 1000® Index (reflects no deduction for fees or expenses)	XX.XX%	XX.XX%
Russell 1000® Growth Index (reflects no deduction for fees or expenses)	XX.XX%	XX.XX%
Portfolio Management
Investment Adviser
Nationwide Fund Advisors
Subadviser
J.P. Morgan Investment Management Inc.
8

Fund Summary: NVIT J.P. Morgan Large Cap Growth Fund (cont.)
Portfolio Managers
Portfolio Manager	Title	Length of Service with Fund
Giri Devulapally	Managing Director	Since 2022
Joseph Wilson	Managing Director	Since 2022
Larry H. Lee	Managing Director	Since 2022
Holly Morris	Managing Director	Since 2022
Robert Maloney	Executive Director	Since 2023
Tax Information
The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.
Payments to Broker-Dealers and Other Financial Intermediaries
This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that also may be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
9

Fund Summary: NVIT J.P. Morgan US Technology Leaders Fund
Objective
The NVIT J.P. Morgan US Technology Leaders Fund (the “Fund”) seeks long-term capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. If these charges were reflected, the expenses listed below would be higher. See the variable insurance contract prospectus, which may impose sales charges and other additional contract-level expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class II Shares	Class Y Shares
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses(1)	1.87%	1.62%
Total Annual Fund Operating Expenses	2.87%	2.37%
Fee Waiver/Expense Reimbursement(2),(3)	(1.91)%	(1.81)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.96%	0.56%
(1)
“Other Expenses” for Class II shares is based on estimated amounts for the current fiscal year.
(2)
Nationwide Variable Insurance Trust (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting annual fund operating expenses to 0.56% until at least April 30, 2026. Under the expense limitation agreement, the level to which operating expenses are limited applies to all share classes, excluding any taxes, interest, compensation payable to parties not affiliated with the Adviser for the recovery of tax reclaims, brokerage commissions, Rule 12b-1 fees, acquired fund fees and expenses, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization, and may exclude other nonroutine expenses not incurred in the ordinary course of the Fund’s business. The expense limitation agreement may be changed or eliminated only with the consent of the Board of Trustees of the Trust. The Adviser may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by the Adviser pursuant to the expense limitation agreement at a date not to exceed three years from the date on which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio is no higher than the amount of the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by the Adviser is not permitted except as provided for in the expense limitation agreement.
(3)
The Trust and Nationwide Fund Distributors LLC have entered into a written contract waiving 0.10% of the Distribution and/or Service (12b-1) Fees for Class II shares until April 30, 2026. The written contract may be changed or eliminated only with the consent of the Board of Trustees of the Trust.
Example
This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.
This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses, and any expense limitation or fee waivers that may apply for the periods indicated above under “Fees and Expenses.” Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class II Shares	$98	$708	$1,344	$3,057
Class Y Shares	$57	$565	$1,101	$2,567
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [______]% of the average value of its portfolio.
10

Fund Summary: NVIT J.P. Morgan US Technology Leaders Fund (cont.)
Principal Investment Strategies
The Fund invests in a portfolio of equity securities of technology companies that the subadviser believes the magnitude and/or duration of growth of which is underappreciated by the market. Many, if not most, of the securities in which the Fund invests may be considered to be “growth” stocks, in that they have above-average rates of earnings growth and thus may experience above-average increases in stock prices. The Fund concentrates at least 25% of its total assets in at least one of the following technology sector industries or any combination thereof: semiconductor, semiconductor equipment, hardware, software, internet, information technology services, networking, communications equipment, social media, interactive media, medical technology and financial technology. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of U.S. companies in the aforementioned technology sector industries. For these purposes, a “U.S. company” is one whose stock is listed on either the New York Stock Exchange or NASDAQ.
The subadviser uses a fundamental, research-driven strategy that focuses on stock selection to drive performance, seeking high-conviction opportunities that may emerge from technology-driven disruption. The Fund may invest in stocks of companies of any market capitalization, including small-cap and mid-cap companies. The Fund also may invest in securities of foreign companies that are denominated in U.S. dollars.
The Fund’s subadviser may sell a security for several reasons. A security may be sold due to a change in the original investment thesis, if market expectations exceed the company’s potential to deliver and/or due to balance sheet deterioration. Investments may also be sold if the subadviser identifies a stock that it believes offers a better investment opportunity.
Principal Risks
The Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:
Equity securities risk – stock markets are volatile. The price of an equity security fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
Market risk – the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. This occurs due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, and the fluctuation of other securities markets around the world. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy.
Selection risk – the risk that the securities selected by the Fund’s subadviser will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies.
Growth style risk – growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. If the subadviser’s assessment of the prospects for a company’s growth is wrong, or if the subadviser’s judgment of how other investors will value the company’s growth is wrong, then the Fund will suffer a loss as the price of the company’s stock may fall or not approach the value that the subadviser has placed on it. In addition, growth stocks as a group sometimes are out of favor and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “value” stocks.
Sector risk – investments in particular industries or sectors may be more volatile than the overall stock market. Therefore, if the Fund emphasizes one or more industries or economic sectors, it will be more susceptible to financial, market or economic events affecting the particular issuers and industries participating in such sectors than funds that do not emphasize particular industries or sectors.
Technology sector concentration risk – investments in particular industries or sectors may be more volatile than the overall stock market. Because the Fund invests more than 25% of its total assets in technology sector industries, the Fund has increased risk associated with economic conditions in the technology sector. Due to intense global competition, a less diversified product line and other factors, companies that develop and/or rely on technology are often highly sensitive to downswings in the economy. Such companies may also experience volatile swings in demand for their products and services due to changing economic conditions, rapid technological advances and shorter product lifespans.
Smaller company risk – smaller companies are usually less stable in price and less liquid than larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve greater risk.
Foreign securities risk – foreign securities often are more volatile, harder to price and less liquid than U.S. securities.
11

Fund Summary: NVIT J.P. Morgan US Technology Leaders Fund (cont.)
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities market index and an additional index. The additional index has characteristics relevant to the Fund's investment strategy. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.
The Fund has begun comparing its performance to the Russell 3000 Index to satisfy a new Securities and Exchange Commission (SEC) disclosure requirement.
Annual Total Returns– Class Y Shares
(Years Ended December 31,)

Highest Quarter:	23.99%	–	1Q 2023
Lowest Quarter:	-3.85%	–	3Q 2023
Class II shares have not commenced operations as of the date of this Prospectus. Therefore, pre-inception historical performance for Class II shares is based on the previous performance of Class Y shares. Performance for Class II shares has been adjusted to reflect this share class’s higher expenses than those of the Fund’s Class Y shares.
Average Annual Total Returns
(For the Periods Ended December 31, 2024)
	1 Year	Since Fund Inception	Fund Inception Date
Class II Shares	XX.XX%	XX.XX%	4/27/2022
Class Y Shares	XX.XX%	XX.XX%	4/27/2022
Russell 3000® Index (reflects no deduction for fees or expenses)	XX.XX%	XX.XX%
Russell 1000® Equal Weight Technology Index (reflects no deduction for fees or expenses)	XX.XX%	XX.XX%
Portfolio Management
Investment Adviser
Nationwide Fund Advisors
Subadviser
J.P. Morgan Investment Management Inc.
Portfolio Managers
Portfolio Manager	Title	Length of Service with Fund
Joseph Wilson	Managing Director	Since 2022
Eric Ghernati	Executive Director	Since 2022
Tax Information
The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.
12

Fund Summary: NVIT J.P. Morgan US Technology Leaders Fund (cont.)
Payments to Broker-Dealers and Other Financial Intermediaries
This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that also may be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
13

How the funds invest: NVIT J.P. Morgan Digital Evolution Strategy Fund
Objective
The NVIT J.P. Morgan Digital Evolution Strategy Fund seeks long-term capital appreciation. This objective may be changed by the Nationwide Variable Insurance Trust’s Board of Trustees (the “Trust” and “Board of Trustees,” respectively) without shareholder approval upon 60 days’ written notice to shareholders.
Principal Investment Strategies
The Fund aims to achieve capital appreciation by investing in equity securities of companies whose strategies may benefit from the development of technology-related products, services and processes that enhance mobility and connectivity. The Fund concentrates at least 25% of its total assets in at least one of the following technology industries or any combination thereof:
●semiconductor
●semiconductor equipment
●hardware
●software
●information technology services
●communications equipment
●social media
●biotechnology; and
●interactive media.
The subadviser seeks to invest in companies that it believes create, service or employ innovative technologies and the infrastructure to support them. In managing the Fund, the subadviser employs a research-driven approach to identify a portfolio of companies well positioned to capitalize on structural shifts across technology sector industries. In selecting stocks, the subadviser seeks companies that it believes meets several of the following criteria:
●attractive market opportunity
●increasing market share
●improving profitability over time; and
●attractive expected returns driven by earnings and capital return.
The Fund also may invest in securities of foreign companies that are denominated in U.S. dollars. The Fund may invest in stocks of companies of any market capitalization, including small-cap and mid-cap companies, although it typically invests considerably in large-cap companies and mid-cap companies. Many, if not most, of the securities in which the Fund invests may be considered to be growth stocks.
The Fund is classified as a “non-diversified fund” under the Investment Company Act of 1940, which means that a relatively high percentage of the Fund’s assets may be invested in a limited number of issuers. The Fund’s subadviser may sell a security for several reasons. A security may be sold due to a change in the original investment thesis, if market expectations exceed the company’s potential to deliver and/or due to balance sheet deterioration. Investments may also be sold if the subadviser identifies a stock that it believes offers a better investment opportunity.
Key Terms:
Equity securities – represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.
Growth stocks – equity securities of companies that the
Fund’s subadviser believes have above-average rates of
earnings or cash flow growth and which therefore may
experience above-average increases in stock prices.

Large-cap companies – companies with market capitalizations similar to those of companies included in the Russell 1000® Index, ranging from $______ million to $____ trillion as of December 31, 2024.
Market capitalization – a common way of measuring the size of a company based on the price of its common stock times the number of outstanding shares.
Small-cap and mid-cap companies – companies with
market capitalizations that are smaller than those of
companies included in the Russell 1000® Index. The
Russell 1000® Index measures the performance of stocks
issued by large U.S. companies. As of December 31,
2024, the market capitalization of the smallest company
included in the Russell 1000® Index was $[____] million.

Principal Risks
The Fund is subject to the same risks that apply to all mutual funds that invest in equity securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate.
In addition, the Fund is subject to EQUITY SECURITIES RISK, FOREIGN SECURITIES RISK, GROWTH STYLE RISK, MARKET RISK, NONDIVERSIFIED FUND RISK, SECTOR RISK, SELECTION RISK, SMALLER COMPANY RISK and TECHNOLOGY SECTOR CONCENTRATION RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 18.
The Fund cannot guarantee that it will achieve its investment objectives. Loss of money is a risk of investing in the Fund.
14

How the Funds Invest: NVIT J.P. Morgan Large Cap Growth Fund
Objective
The NVIT J.P. Morgan Large Cap Growth Fund seeks long-term capital appreciation. This objective may be changed by the Trust’s Board of Trustees without shareholder approval upon 60 days’ written notice to shareholders.
Principal Investment Strategies
The Fund invests in a portfolio of U.S. equity securities using a growth style of investing. The subadviser seeks stocks that have the following characteristics: (1) a large addressable market undergoing meaningful change; (2) the company has a sustainable competitive advantage and is executing well; and (3) good price momentum. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of large-cap companies, which are those with market capitalizations within the range of the Russell 1000 Growth Index at the time of purchase. Most securities held by the Fund are issued by U.S. companies, although the Fund also may invest in securities of foreign companies denominated in U.S. dollars.
In managing the Fund, the subadviser uses a research-driven fundamental process and a bottom-up approach to identify stocks of companies with positive price momentum and attractive fundamentals. This fundamental analysis includes examining both an issuer’s business and its management team. The subadviser seeks structural disconnects that allow businesses to exceed market expectations. These disconnects may result from demographic and/or cultural changes; technological advancements; and/or regulatory changes. Companies in which the Fund invests may come from any industry or sector, and at times the Fund may increase the relative emphasis of its investments in a particular industry or sector.
Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund may invest. To the extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.
The Fund is classified as a “non-diversified fund” under the Investment Company Act of 1940, which means that a relatively high percentage of the Fund’s assets may be invested in a limited number of issuers. The Fund’s subadviser may sell a security for several reasons. A security may be sold due to a change in the original investment thesis, if market expectations exceed the company’s potential to deliver and/or due to balance sheet deterioration. Investments may also be sold if the subadviser identifies a stock that it believes offers a better investment opportunity.
Key Terms:
Bottom-up approach – a method of investing that involves the selection of securities based on their individual attributes regardless of broader national, industry or economic factors.
Derivative – a contract, security or investment the value
of which is based on the performance of an underlying
financial asset, index or economic measure. Futures are
derivatives, because their values are based on changes in
the values of an underlying asset or measure.

Equity securities – represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.
Futures – a contract that obligates the buyer to buy and
the seller to sell a specified quantity of an underlying
asset (or settle for the cash value of a contract based on
the underlying asset) at a specified price on the
contract’s maturity date. The assets underlying futures
contracts may be commodities, currencies, securities or
financial instruments, or even intangible measures such
as securities indexes or interest rates. Futures do not
represent direct investments in securities (such as stocks
and bonds) or commodities. Rather, futures are
derivatives, because their value is derived from the
performance of the assets or measures to which they
relate. Futures are standardized and traded on
exchanges, and therefore, typically are more liquid than
other types of derivatives.

Growth style – investing in equity securities of
companies that the Fund’s subadviser believes have
above-average rates of earnings or cash flow growth
and which therefore may experience above-average
increases in stock prices.

Large-cap companies – companies with market
capitalizations similar to those of companies included in
the Russell 1000® Growth Index, which ranged from
$[_____] million to $[____] trillion as of December 31,
2024.

Market capitalization – a common way of measuring the size of a company based on the price of its common stock times the number of outstanding shares.
Principal Risks
The Fund is subject to the same risks that apply to all mutual funds that invest in equity securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate.
In addition, the Fund is subject to DERIVATIVES RISK, EQUITY SECURITIES RISK, FOREIGN SECURITIES RISK,
15

How the Funds Invest: NVIT J.P. Morgan Large Cap Growth Fund (cont.)
GROWTH STYLE RISK, MARKET RISK, NONDIVERSIFIED FUND RISK, SECTOR RISK and SELECTION RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 18.
The Fund cannot guarantee that it will achieve its investment objectives. Loss of money is a risk of investing in the Fund.
16

How the Funds Invest: NVIT J.P. Morgan US Technology Leaders Fund
Objective
The NVIT J.P. Morgan US Technology Leaders Fund seeks long-term capital appreciation. This objective may be changed by the Trust’s Board of Trustees without shareholder approval upon 60 days’ written notice to shareholders.
Principal Investment Strategies
The Fund invests in a portfolio of equity securities of technology companies that the subadviser believes the magnitude and/or duration of growth of which is underappreciated by the market. Many, if not most, of the securities in which the Fund invests are considered to be growth stocks. The Fund concentrates at least 25% of its total assets in at least one of the following technology sector industries or any combination thereof:
●semiconductor
●semiconductor equipment
●hardware
●software
●internet
●information technology services
●networking
●communications equipment
●social media
●interactive media
●medical technology; and
●financial technology.
Under normal circumstances, the Fund invests at least 80% of its net assets in securities of U.S. companies in the aforementioned technology sector industries. For these purposes, a “U.S. company” is one whose stock is listed on either the New York Stock Exchange or NASDAQ.
The subadviser uses a fundamental, research-driven strategy that focuses on stock selection to drive performance, seeking high-conviction opportunities that may emerge from technology-driven disruption. The subadviser seeks to add value by favoring stocks in which the portfolio management team has conviction issued by technology companies that possess the following attributes: a disruptive business model, a large addressable market, a unique sustainable competitive advantage, and a proven management team. The Fund may invest in stocks of companies of any market capitalization, including small-cap and mid-cap companies. The Fund also may invest in securities of foreign companies that are denominated in U.S. dollars.
The Fund’s subadviser may sell a security for several reasons. A security may be sold due to a change in the original investment thesis, if market expectations exceed the company’s potential to deliver and/or due to balance sheet deterioration. Investments may also be sold if the subadviser identifies a stock that it believes offers a better investment opportunity.
Key Terms:
Equity securities – represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.
Growth stocks – equity securities of companies that the
Fund’s subadviser believes have above-average rates of
earnings or cash flow growth and which therefore may
experience above-average increases in stock prices.

Market capitalization – a common way of measuring the size of a company based on the price of its common stock times the number of outstanding shares.
Small-cap and mid-cap companies – companies with
market capitalizations that are smaller than those of
companies included in the Russell 1000® Index. The
Russell 1000® Index measures the performance of stocks
issued by large U.S. companies. As of December 31,
2024, the market capitalization of the smallest company
included in the Russell 1000® Index was $[____] million.

Principal Risks
The Fund is subject to the same risks that apply to all mutual funds that invest in equity securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate.
In addition, the Fund is subject to EQUITY SECURITIES RISK, FOREIGN SECURITIES RISK, GROWTH STYLE RISK, MARKET RISK, SECTOR RISK, SELECTION RISK, SMALLER COMPANY RISK and TECHONOLOGY SECTOR CONCENTRATION RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 18.
The Fund cannot guarantee that it will achieve its investment objectives. Loss of money is a risk of investing in the Fund.
17

Risks of Investing in the Funds
As with all mutual funds, investing in Nationwide Funds involves certain risks. There is no guarantee that a Fund will meet its investment objective or that a Fund will perform as it has in the past. Loss of money is a risk of investing in the Funds.
The following information relates to the principal risks of investing in the Funds, as identified in the “Fund Summary” and “How the Funds Invest” sections for each Fund. A Fund may invest in or use other types of investments or strategies not shown below that do not represent principal strategies or raise principal risks. More information about these non-principal investments, strategies and risks is available in the Funds' Statement of Additional Information (“SAI”).
Derivatives risk – a derivative is a contract, security or investment, the value of which is based on the performance of an underlying financial asset, index or other measure. For example, the value of a futures contract changes based on the value of the underlying security or index. Derivatives often involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying assets or reference measures, disproportionately increasing a Fund's losses and reducing a Fund's opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. Some risks of investing in derivatives include:
●the other party to the derivatives contract fails to fulfill its obligations;
●their use reduces liquidity and makes a Fund harder to value, especially in declining markets and
●when used for hedging purposes, changes in the value of derivatives do not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives.
Futures contracts – the volatility of futures contract prices has been historically greater than the volatility of stocks and bonds. Because futures contracts generally involve leverage, their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing a Fund's losses and reducing a Fund's opportunities for gains. While futures contracts may be more liquid than other types of derivatives, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. A Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement.
Nationwide Fund Advisors, although registered as a commodity pool operator under the Commodity Exchange Act (“CEA”), has claimed exclusion from the definition of the term “commodity pool operator” under the CEA, with respect to the Funds and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA in its management of the Funds.
Equity securities risk – a Fund could lose value if the individual equity securities in which it has invested and/or the overall stock markets on which the stocks trade decline in price. Stocks and stock markets often experience short-term volatility (price fluctuation) as well as extended periods of price decline or little growth. Individual stocks are affected by many factors, including:
●corporate earnings;
●production;
●management and
●sales and market trends, including investor demand for a particular type of stock, such as growth or value stocks, small- or large-cap stocks, or stocks within a particular industry.
Investing for growth – common stocks and other equity-type securities that seek growth often involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.
Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve some of the following risks:
●political and economic instability;
●the impact of currency exchange rate fluctuations;
●sanctions imposed by other foreign governments, including the United States;
●reduced information about issuers;
●higher transaction costs;
●less stringent regulatory and accounting standards and
●delayed settlement.
Additional risks include the possibility that a foreign jurisdiction will impose or increase withholding taxes on income payable with respect to foreign securities; the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which a Fund could lose its entire investment in a certain market); and the possible adoption of foreign governmental restrictions such as exchange controls.
Foreign custody – a Fund that invests in foreign securities may hold such securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business, and there may be limited or no regulatory oversight of their operations. The laws of certain countries put limits on a Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for a Fund to buy, sell and hold securities in certain foreign markets than in the United States. The
18

Risks of Investing in the Funds (cont.)
increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments and typically results in a higher operating expense ratio for a Fund holding assets outside the United States.
Depositary receipts – investments in foreign securities may be in the form of depositary receipts, such as American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), which typically are issued by local financial institutions and evidence ownership of the underlying securities. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.
Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.
Growth style risk – growth investing involves buying stocks that have relatively high prices in relation to their earnings. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. If the subadviser’s assessment of the prospects for a company’s growth is wrong, or if the subadviser’s judgment of how other investors will value the company’s growth is wrong, then a Fund will suffer a loss as the price of the company’s stock will fall or not approach the value that the subadviser has placed on it. In addition, growth stocks as a group sometimes are out of favor and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “value” stocks.
Market risk – the risk that one or more markets in which a Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. In particular, market risk, including political, regulatory, market, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of a Fund's investments. In addition, turbulence in financial markets and reduced liquidity in the markets negatively affect many issuers, which could adversely affect a Fund. These risks will be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy. In addition, any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the economies of the affected country and other countries with which it does business, which in turn could adversely affect a Fund's investments in that country and other affected countries. In these and other circumstances, such events or developments might affect companies world-wide and therefore can affect the value of a Fund's investments.
Following Russia's invasion of Ukraine in late February 2022, various countries, including the United States, as well as NATO and the European Union, issued broad-ranging economic sanctions against Russia and Belarus. The resulting responses to the military actions (and potential further sanctions in response to continued military activity), the potential for military escalation and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity and overall uncertainty. The negative impacts may be particularly acute in certain sectors including, but not limited to, energy and financials. Russia may take additional counter measures or retaliatory actions (including cyberattacks), which could exacerbate negative consequences on global financial markets. The duration of ongoing hostilities and corresponding sanctions and related events cannot be predicted.
Additionally, in October 2023, armed conflict broke out between Israel and the militant group Hamas after Hamas infiltrated Israel’s southern border from the Gaza Strip. In response, Israel declared war on Hamas and Israeli Defense Forces invaded the Gaza Strip. Actual hostilities, such as the Israel-Hamas war, or the threat of future hostilities in the broader Middle East region, may cause significant volatility and disruption to the securities markets, and adversely affect global energy and financial markets.
The foregoing may result in a negative impact on Fund performance and the value of an investment in the Fund, even beyond any direct investment exposure the Fund may have to Russia, Israel, or the adjoining geographic regions.
Nondiversified fund risk – because the NVIT J.P. Morgan Digital Evolution Strategy Fund and NVIT J.P. Morgan Large Cap Growth Fund may hold larger positions in fewer securities than other funds that are diversified, a single security’s increase or decrease in value may have a greater impact on the Fund's value and total return.
Sector risk – investments in particular industries or sectors may be more volatile than the overall stock market. Consequently, if a Fund emphasizes one or more industries or economic sectors, it will be more susceptible to the financial, market, political or economic events affecting the particular issuers and industries participating in such sectors than funds that do not emphasize particular industries or sectors.
19

Risks of Investing in the Funds (cont.)
Information technology – companies engaged in the information technology services, software, communications equipment, electronic equipment, instruments and components, semiconductors and semiconductor equipment, and technology hardware, storage and peripherals industries face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products produced by information technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent protection and the expiration of patents may adversely affect their profitability.
Selection risk – the risk that the securities or other instruments selected by a Fund's subadviser will underperform the markets, the relevant indexes or the securities or other instruments selected by other funds with similar investment objectives and investment strategies.
Smaller company risk – in general, stocks of small- and mid-cap companies trade in lower volumes, are less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies or the market overall. Smaller companies may have limited product lines or markets, be less financially secure than larger companies or depend on a smaller number of key personnel. If adverse developments occur, such as due to management changes or product failures, a Fund's investment in a smaller company may lose substantial value. Investing in small- and mid-cap companies requires a longer-term investment view and may not be appropriate for all investors.
Technology sector concentration risk – investing 25% or more of a Fund’s total assets in a select group of companies in technology sector industries could subject the Fund to greater risk of loss and could be considerably more volatile than a broad-based market index or other mutual funds that are diversified across a greater number of industries. This sector concentration exposes the Fund to risks associated with economic conditions in the technology sector. Due to intense global competition, a less diversified product line and other factors, companies that develop and/or rely on technology are often highly sensitive to downswings in the economy. Such companies may also experience volatile swings in demand for their products and services due to changing economic conditions, rapid technological advances and shorter product lifespans.
Loss of money is a risk of investing in the Funds. An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
* * * * * *
Temporary investments – each Fund generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, in anticipation of possible redemptions, or if a Fund's management believes that business, economic, political or financial conditions warrant, each Fund may invest without limit in high-quality fixed-income securities, cash or money market cash equivalents. The use of temporary investments therefore is not a principal strategy, as it prevents each Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.
Selective Disclosure of Portfolio Holdings
Each Fund posts onto the internet site for the Trust (nationwide.com/mutualfundsnvit) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and generally remain available on the internet site until the Fund files its next portfolio holdings report on Form N-CSR or Form N-PORT with the U.S. Securities and Exchange Commission (“SEC”). A description of the Funds' policies and procedures regarding the release of portfolio holdings information is available in the Funds' SAI.
20

Fund Management
Investment Adviser
Nationwide Fund Advisors (“NFA” or “Adviser”), located at One Nationwide Plaza, Columbus, OH 43215, manages the investment of the Funds' assets and supervises the daily business affairs of each Fund. Subject to the oversight of the Board of Trustees, NFA also selects the subadvisers for the Funds, determines the allocation of Fund assets among one or more subadvisers and evaluates and monitors the performance of the subadvisers. Organized in 1999 as an investment adviser, NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc.
Subadvisers
Subject to the oversight of NFA and the Board of Trustees, a subadviser will manage all or a portion of a Fund's assets in accordance with a Fund's investment objective and strategies. With regard to the portion of a Fund's assets allocated to it, the subadviser makes investment decisions for the Fund and, in connection with such investment decisions, places purchase and sell orders for securities. NFA pays the subadviser from the management fee it receives from each Fund.
J.P. MORGAN INVESTMENT MANAGEMENT INC. (“JPMIM”), located at 383 Madison Avenue, New York, NY 10179, is the subadviser to each Fund. JPMIM is an indirect wholly owned subsidiary of JPMorgan Chase & Co., a publicly traded corporation that is listed on the New York Stock Exchange (Ticker: JPM).
Management Fees
Each Fund pays NFA a management fee based on the Fund’s average daily net assets. The total management fee paid by each Fund for the fiscal year ended December 31, 2024, expressed as a percentage of each Fund’s average daily net assets and taking into account any applicable fee waivers or reimbursements, was as follows:
Fund	Actual Management Fee Paid
NVIT J.P. Morgan Digital Evolution Strategy Fund	[____] %
NVIT J.P. Morgan Large Cap Growth Fund	[____] %
NVIT J.P. Morgan US Technology Leaders Fund	[____] %

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory and subadvisory agreements for the Funds is in the Funds' Annual Report to shareholders, which covers the period ending December 31, 2024. It is filed with the U.S. Securities and Exchange Commission on Form N-CSR and is available on the Funds' website.
Portfolio Management
NVIT J.P. Morgan Digital Evolution Strategy Fund
Manish Goyal (Lead Portfolio Manager) and SK Prasad Borra are jointly responsible for the day-to-day management of the Fund.
Mr. Goyal is a Managing Director at JPMIM and a portfolio manager in the JPMorgan U.S. Equity Group. He has been with the firm since 2014.
Mr. Borra is an Executive Director at JPMIM and a portfolio manager in the JPMorgan U.S. Equity Group. He has been with the firm since 2016.
NVIT J.P. Morgan Large Cap Growth Fund
Giri Devulapally (Lead Portfolio Manager), Joseph Wilson, Larry H. Lee, Holly Morris and Robert Maloney are jointly responsible for the day-to-day management of the Fund.
Mr. Devulapally is a Managing Director at JPMIM and a portfolio manager in the JPMorgan U.S. Equity Group. He has been with the firm since 2003.
Mr. Wilson is a Managing Director at JPMIM and a co-portfolio manager in the JPMorgan U.S. Equity Group. He has been with the firm since 2014.
Mr. Lee is a Managing Director at JPMIM and a co-portfolio manager in the JPMorgan U.S. Equity Group. He has been with the firm since 2006.
Ms. Morris is a Managing Director at JPMIM and a co-portfolio manager in the JPMorgan U.S. Equity Group. She has been with the firm since 2012.
Mr. Robert Maloney is an Executive Director at JPMIM and a portfolio manager in the JPMorgan U.S. Equity Group. He has been with the firm since 2013.
NVIT J.P. Morgan US Technology Leaders Fund
Joseph Wilson (Lead Portfolio Manager) and Eric Ghernati are jointly responsible for the day-to-day management of the Fund.
Mr. Wilson is a Managing Director at JPMIM and a portfolio manager in the JPMorgan U.S. Equity Group. He has been with the firm since 2014.
Mr. Ghernati is an Executive Director at JPMIM and a co-portfolio manager in the JPMorgan U.S. Equity Group. He has been with the firm since 2020. Prior to that, Mr. Ghernati was employed with Lord, Abbett & Co. for six years as a buy side analyst, where he covered the technology sector for growth, value and core strategies.
21

Fund Management (cont.)
Additional Information about the Portfolio Managers
The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in the Fund(s) managed by the portfolio manager, if any.
Manager-of-Managers Structure
The Adviser and the Trust have received two exemptive orders from the U.S. Securities and Exchange Commission for a manager-of-managers structure. The first order allows the Adviser, subject to the approval of the Board of Trustees, to hire, replace or terminate a subadviser (excluding hiring a subadviser which is an affiliate of the Adviser) without the approval of shareholders. The first order also allows the Adviser to revise a subadvisory agreement with an unaffiliated subadviser with the approval of the Board of Trustees but without shareholder approval. The second order allows the aforementioned approvals to be taken at a Board of Trustees meeting held via any means of communication that allows the Trustees to hear each other simultaneously during the meeting.
If a new unaffiliated subadviser is hired for a Fund, shareholders will receive information about the new subadviser within 90 days of the change. The exemptive orders allow the Funds greater flexibility, enabling them to operate more efficiently.
Pursuant to the exemptive orders, the Adviser monitors and evaluates any subadvisers, which includes the following:
●performing initial due diligence on prospective Fund subadvisers;
●monitoring subadviser performance, including ongoing analysis and periodic consultations;
●communicating performance expectations and evaluations to the subadvisers;
●making recommendations to the Board of Trustees regarding renewal, modification or termination of a subadviser’s contract and
●selecting Fund subadvisers.
The Adviser does not expect to recommend subadviser changes frequently. The Adviser periodically provides written reports to the Board of Trustees regarding its evaluation and monitoring of each subadviser. Although the Adviser monitors each subadviser’s performance, there is no certainty that any subadviser or a Fund will obtain favorable results at any given time.
22

Investing with Nationwide Funds
Choosing a Share Class
Shares of series of the Trust (the “Funds”) are currently sold to separate accounts of insurance companies, including Nationwide Life Insurance Company, Jefferson National Life Insurance Company and their affiliated life insurance companies (collectively, “Nationwide”) to fund benefits payable under variable insurance contracts. The Trust currently issues Class I, Class II, Class IV, Class V, Class VIII, Class D, Class P, Class X, Class Y and Class Z shares. Each Fund offers only certain share classes; therefore, many share classes are not available for certain Funds.
Insurance companies, including Nationwide, that provide additional services entitling them to receive 12b-1 fees may sell Class D, Class P, Class II, Class VIII and Class Z shares. Class D shares are offered solely to insurance companies that are not affiliated with Nationwide. Class Y shares are sold to other mutual funds, such as “funds-of-funds” that invest in the Funds, and to separate accounts of insurance companies that offer Class Y shares to their contract owners. Class IV shares are sold generally to separate accounts of Nationwide previously offering shares of the Market Street Fund portfolios (prior to April 28, 2003). Class V shares are currently sold to certain separate accounts of Nationwide to fund benefits payable under corporate owned life insurance (“COLI”) contracts. Shares of the Funds are not sold to individual investors.
The separate accounts purchase shares of a Fund in accordance with variable account allocation instructions received from owners of the variable insurance contracts. A Fund then uses the proceeds to buy securities for its portfolio.
Because variable insurance contracts may have different provisions with respect to the timing and method of purchases and exchanges, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.
Please check with Nationwide to determine if a Fund is available under your variable insurance contract. In addition, a particular class of a Fund may not be available under your specific variable insurance contract. The prospectus of the separate account for the variable insurance contract shows the classes available to you, and should be read in conjunction with this Prospectus.
The Funds currently do not foresee any disadvantages to the owners of variable insurance contracts arising out of the fact that the Funds may offer their shares to both variable annuity and variable life insurance policy separate accounts, and to the separate accounts of various other insurance companies to fund benefits of their variable insurance contracts. Nevertheless, the Board of Trustees will monitor any material irreconcilable conflicts which may arise (such as those arising from tax or other differences), and determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in one or more of the Funds. This might force a Fund to sell its securities at disadvantageous prices.
The distributor for the Funds is Nationwide Fund Distributors LLC (“NFD” or the “Distributor”).
Purchase Price
The purchase price of each share of a Fund is its net asset value (“NAV”) next determined after the order is received by the Fund or its agents. No sales charge is imposed on the purchase of a Fund’s shares; however, your variable insurance contract may impose a sales charge. Generally, net assets are based on the market value of the securities and other assets owned by a Fund, less its liabilities. The NAV for a class is determined by dividing the total market value of the securities and other assets of a Fund allocable to such class, less the liabilities allocable to that class, by the total number of that class’s outstanding shares.
NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) (“Exchange”) on each day the Exchange is open for trading. Each Fund may reject any order to buy shares and may suspend the sale of shares at any time.
The Funds do not calculate NAV on the following days:
●New Year’s Day
●Martin Luther King Jr. Day
●Presidents’ Day
●Good Friday
●Memorial Day
●Juneteenth National Independence Day
●Independence Day
●Labor Day
●Thanksgiving Day
●Christmas Day
●Other days when the Exchange is closed.
To the extent that a Fund’s investments are traded in markets that are open when the Exchange is closed, the value of a Fund’s investments may change on days when shares cannot be purchased or redeemed.
Fair Value Pricing
The Board of Trustees and the Adviser have adopted joint Valuation Procedures governing the method by which individual portfolio securities held by the Funds are valued in order to determine each Fund’s NAV. The Valuation Procedures provide that each Fund’s assets for which market quotations are readily available shall be valued at current market value. Equity securities generally are valued at the last quoted sale price, or if there is no sale price, the last quoted bid price provided by a third-party pricing service. Securities traded on NASDAQ generally are valued
23

Investing with Nationwide Funds (cont.)
at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades. Debt and other fixed-income securities are generally valued at the bid evaluation price provided by a third-party pricing service.
Securities for which market-based quotations are either not readily available (e.g., a third-party pricing service does not provide a value) or are deemed unreliable, in the judgment of the Adviser, are valued at fair value in good faith by the Adviser. The Board of Trustees has designated the Adviser as “valuation designee” to perform fair value determinations for all of the Funds' investments pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended, subject to the general oversight of the Board of Trustees.
In addition, fair value determinations are required for securities whose value is affected by a significant event (as defined below) that will materially affect the value of a security and which occurs subsequent to the time of the close of the principal market on which such security trades but prior to the calculation of the Funds’ NAVs. A “significant event” is defined by the Valuation Procedures as an event that materially affects the value of a security that occurs after the close of the principal market on which such security trades but before the calculation of a Fund’s NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals and news relating to natural disasters affecting an issuer’s operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments, or natural disasters or armed conflicts that affect a country or region.
By fair valuing a security whose price may have been affected by significant events or by news after the last market pricing of the security, each Fund attempts to establish a price that would be received to sell the security (or paid to transfer a liability) in an orderly transaction between market participants at the measurement date. The fair value of one or more of the securities in a Fund’s portfolio which is used to determine a Fund’s NAV could be different from the actual value at which those securities could be sold in the market. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in a Fund.
Due to the time differences between the closings of the relevant foreign securities exchanges and the time that a Fund’s NAV is calculated, a Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets’ perceptions and trading activities on a Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. The fair values assigned to a Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. Because certain of the securities in which a Fund may invest may trade on days when the Fund does not price its shares, the value of the Fund’s investments may change on days when shareholders will not be able to purchase or redeem their shares.
These procedures are intended to help ensure that the prices at which a Fund’s shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders. In the event a Fund fair values its securities using the fair valuation procedures described above, the Fund’s NAV may be higher or lower than would have been the case if the Fund had not used such procedures.
Subject to oversight by the Board of Trustees, the Adviser, as “valuation designee,” performs fair value determinations of Fund investments. In addition, the Adviser, as the valuation designee, is responsible for periodically assessing any material risks associated with the determination of the fair value of a Fund's investments; establishing and applying fair value methodologies; testing the appropriateness of fair value methodologies; and overseeing and evaluating third-party pricing services. The Adviser has established a fair value committee to assist with its designated responsibilities as valuation designee.
In-Kind Purchases
Each Fund may accept payment for shares in the form of securities that are permissible investments for such Fund.
Selling Shares
Shares may be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price is the NAV per share next determined after the order is received by the Fund or its agent. Of course, the value of the shares redeemed may be more or less than their original purchase price depending upon the market value of a Fund’s investments at the time of the redemption.
Because variable insurance contracts may have different provisions with respect to the timing and method of redemptions, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.
Under normal circumstances, a Fund expects to satisfy redemption requests through the sale of investments held in cash or cash equivalents.  However, a Fund may also use the proceeds from the sale of portfolio securities or a bank line of credit to meet redemption requests if consistent with management of the Fund, or in stressed market
24

Investing with Nationwide Funds (cont.)
conditions.  Under extraordinary circumstances, a Fund, in its sole discretion, may elect to honor redemption requests by transferring some of the securities held by the Fund directly to an account holder as a redemption in-kind.  If an account holder receives securities in a redemption in-kind, the account holder may incur brokerage costs, taxes or other expenses in converting the securities to cash (although tax implications for investments in variable insurance contracts are typically deferred during the accumulation phase). Securities received from in-kind redemptions are subject to market risk until they are sold. For more about a Fund's ability to make a redemption in-kind, as well as how redemptions in-kind are effected, see the SAI.
Restrictions on Sales
Shares of a Fund may not be redeemed or a Fund may delay paying the proceeds from a redemption when the Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or an emergency exists (as determined by the SEC).
Subject to the provisions of the variable insurance contracts, a Fund may delay forwarding the proceeds of your redemption for up to 7 days after receipt of such redemption request. Such proceeds may be delayed if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund.
Excessive or Short-Term Trading
Each Fund seeks to discourage excessive or short-term trading (often described as “market timing”). Excessive trading (either frequent exchanges between Funds or redemptions and repurchases of Funds within a short time period) may:
●disrupt portfolio management strategies;
●increase brokerage and other transaction costs and
●negatively impact Fund performance for all variable insurance contract owners indirectly investing in a Fund.
A Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in Fund shares and other factors. Funds that invest in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on events occurring after the close of a foreign market that may not be reflected in the Fund’s NAV (referred to as “arbitrage market timing”). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices.
The Board of Trustees has adopted the following policies with respect to excessive short-term trading in all classes of the Funds.
Monitoring of Trading Activity
It is difficult for the Funds to monitor short-term trading because the insurance company separate accounts that invest in the Funds typically aggregate the trades of all of their respective contract holders into a single purchase, redemption or exchange transaction. Additionally, most insurance companies combine all of their contract holders’ investments into a single omnibus account in each Fund. Therefore, the Funds typically cannot identify, and thus cannot successfully prevent, short-term trading by an individual contract holder within that aggregated trade or omnibus account but must rely instead on the insurance company to monitor its individual contract holder trades to identify individual short-term traders.
Subject to the limitations described above, each Fund does, however, monitor significant cash flows into and out of the Fund and, when unusual cash flows are identified, will request that the applicable insurance company investigate the activity, inform the Fund whether or not short-term trading by an individual contract holder is occurring and take steps to prevent future short-term trades by such contract holder.
With respect to the Nationwide variable insurance contracts which offer the Funds, Nationwide monitors redemption and repurchase activity, and as a general matter, Nationwide currently limits the number and frequency of trades as set forth in the Nationwide separate account prospectus. Other insurance companies may employ different policies or provide different levels of cooperation in monitoring trading activity and complying with Fund requests.
Restrictions on Transactions
As described above, each insurance company has its own policies and restrictions on short-term trading. Additionally, the terms and restrictions on short-term trading may vary from one variable insurance contract to another even among those contracts issued by the same insurance company. Therefore, contract holders should consult their own variable insurance contract for the specific short-term trading periods and restrictions.
Whenever a Fund is able to identify short-term trades and/or traders, such Fund has broad authority to take
25

Investing with Nationwide Funds (cont.)
discretionary action against market timers and against particular trades. As described above, however, the Fund typically requires the assistance of the insurance company to identify such short-term trades and traders. In the event the Fund cannot identify and prevent such trades, these may result in increased costs to all Fund shareholders as described below. When identified, a Fund has sole discretion to:
●restrict or reject purchases or exchanges that it or its agents believe constitute excessive trading and
●reject purchases or exchanges that violate a Fund’s excessive trading policies or its exchange limits.
Distribution and Services Plans
Because distribution and services fees are paid out of a Fund’s assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of charges.
Distribution Plan
In addition to expenses that may be imposed by variable insurance contracts, the Trust has adopted a Distribution Plan under Rule 12b-1 of the 1940 Act, which permits the Funds to compensate the Distributor for expenses associated with distributing and selling Class II shares of a Fund and providing shareholder services. Under the Distribution Plan, a Fund pays the Distributor from its Class II shares a fee that is accrued daily and paid monthly (“Rule 12b-1 fees”). The amount of this fee shall not exceed an annual amount of 0.25% of the average daily net assets of a Fund’s Class II shares. The Distribution Plan may be terminated at any time as to any share class of a Fund, without payment of any penalty, by a vote of a majority of the outstanding voting securities of that share class.
Administrative Services Plan
Class I and Class II shares of the Funds are subject to a fee pursuant to an Administrative Services Plan (the “Plan”) adopted by the Trust. These fees are paid by a Fund to insurance companies or their affiliates (including those that are affiliated with Nationwide) who provide administrative support services to variable insurance contract holders on behalf of the Funds and are based on the average daily net assets of the applicable share class. Under the Plan, a Fund may pay an insurance company or its affiliates a maximum annual fee of 0.25% with respect to Class I and Class II shares; however, many insurance companies do not charge the maximum permitted fee or even a portion thereof. Class Y shares do not pay an administrative services fee.
For the current fiscal year, administrative services fees for the Funds, expressed as a percentage of the share class’s average daily net assets, are estimated to be as follows:
NVIT J.P. Morgan Digital Evolution Strategy Fund Class II shares: 0.25%.
NVIT J.P. Morgan Large Cap Growth Fund Class I and Class II shares: 0.25% and 0.25%, respectively.
NVIT J.P. Morgan US Technology Leaders Fund Class II shares: 0.25%.
Revenue Sharing
NFA and/or its affiliates (collectively, “Nationwide Investment Management Group” or “NIMG”) often make payments for marketing, promotional or related services provided by:
●insurance companies that offer subaccounts in the Funds as underlying investment options in variable annuity contracts or
●broker-dealers and other financial intermediaries that sell variable insurance contracts that include such investment options.
These payments are often referred to as “revenue sharing payments.” The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the insurance company, broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list, access to an intermediary’s personnel and other factors. Revenue sharing payments are paid from NIMG’s own legitimate profits and other of its own resources (not from the Funds’) and may be in addition to any Rule 12b-1 payments or administrative services payments that are paid. Because revenue sharing payments are paid by NIMG, and not from the Funds’ assets, the amount of any revenue sharing payments is determined by NIMG.
In addition to the revenue sharing payments described above, NIMG may offer other incentives to sell variable insurance contract separate accounts in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary’s personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan’s named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.
The recipients of such incentives may include:
●affiliates of NFA;
●broker-dealers and other financial intermediaries that sell such variable insurance contracts and
●insurance companies, such as Nationwide, that include shares of the Funds as underlying subaccount options.
Payments may be based on current or past sales of separate accounts investing in shares of the Funds, current
26

Investing with Nationwide Funds (cont.)
or historical assets, or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an insurance company or intermediary or their employees or associated persons to:
●recommend a particular variable insurance contract or specific subaccounts representing shares of a Fund instead of recommending options offered by competing insurance companies or
●sell shares of a Fund instead of shares of funds offered by competing fund families.
Notwithstanding the revenue sharing payments described above, NFA and all subadvisers to the Trust are prohibited from considering a broker-dealer’s sale of any of the Trust’s shares, or the inclusion of the Trust’s shares in an insurance contract provided by an insurance affiliate of the broker-dealer, in selecting such broker-dealer for the execution of Fund portfolio transactions.
Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of variable insurance contracts that feature subaccounts in the Funds’ shares issued by Nationwide Life Insurance Company, Nationwide Life & Annuity Insurance Company, Jefferson National Life Insurance Company or Jefferson National Life Insurance Company of New York, affiliates of NFA, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in NFA’s or a subadviser’s selection of such broker-dealer for portfolio transaction execution.
The insurance company that provides your variable insurance contract may also make similar revenue sharing payments to broker-dealers and other financial intermediaries in order to promote the sale of such insurance contracts. Contact your insurance provider and/or financial intermediary for details about revenue sharing payments it may pay or receive.
27

Distributions and Taxes
Dividends and Distributions
Each Fund intends to elect and qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to the insurance company separate accounts. Each Fund expects to declare and distribute all of its net investment income, if any, as dividends quarterly. Each Fund will distribute net realized capital gains, if any, at least annually. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution. Each Fund automatically reinvests any capital gains and income dividends in additional shares of the Fund unless the insurance company has requested in writing to receive such dividends and distributions in cash.
Tax Status
Shares of the Funds must be purchased through separate accounts used to fund variable insurance contracts. As a result, it is anticipated that any income dividends or capital gains distributed by a Fund will be exempt from current taxation by contract holders if left to accumulate within a separate account. Withdrawals from such contracts may be subject to ordinary income tax and, if made before age 59 1∕2, a 10% penalty tax. Investors should ask their own tax advisors for more information on their tax situation, including possible state or local taxes. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which shares of the Funds are offered.
Please refer to the SAI for more information regarding the tax treatment of the Funds.
This discussion of “Distributions and Taxes” is not intended or written to be used as tax advice. Contract owners should consult their own tax professional about their tax situation.
28

Additional Information
The Trust enters into contractual arrangements with various parties (collectively, “service providers”), including, among others, the Funds' investment adviser, subadviser(s), shareholder service providers, custodian(s), securities lending agent, fund administration and accounting agents, transfer agent and distributor, who provide services to the Funds. Shareholders and contract holders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders or contract holders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Trust and the Funds that you should consider in determining whether to purchase shares of the Funds. Neither this Prospectus, nor the related SAI, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Funds and any shareholder or contract holder or to give rise to any rights to any shareholder, contract holder or other person other than any rights under federal or state law that may not be waived.
29

Financial Highlights
The financial highlights tables are intended to help you understand the Funds' financial performance for the past five years ended December 31 or, if a Fund or a class has not been in operation for five years, for the life of that Fund or class. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). THE TOTAL RETURNS DO NOT INCLUDE CHARGES THAT ARE IMPOSED BY VARIABLE INSURANCE CONTRACTS. IF THESE CHARGES WERE REFLECTED, RETURNS WOULD BE LOWER THAN THOSE SHOWN. Information has been audited by [_____________________], whose report, along with the Funds' financial statements, is included in the Trust’s annual reports, which are available upon request. Since Class I and Class II shares have not commenced operations as of the date of this Prospectus, no information is presented for those classes in the Financial Highlights.
30

FINANCIAL HIGHLIGHTS: NVIT J.P. MORGAN DIGITAL EVOLUTION STRATEGY FUND
Selected data for each share of capital outstanding throughout the periods indicated
		Operations			Distributions						Ratios/Supplemental Data
Period Ended	Net Asset Value, Beginning of Period	Net Investment Loss(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(b)(c)	Net Assets, End of Period (In Thousands)	Ratio of Expenses to Average Net Assets(d)	Ratio of Net Investment Income (Loss) to Average Net Assets(d)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(d)(e)	Portfolio Turnover(b)
Class Y Shares
12/31/2023	$7.76	$—	$5.38	$5.38	$—	$—	$—	$13.14	69.35%	$5,286	0.62%	0.01%	2.96%	72.09%
12/31/2022(f)	10.00	(0.01)	(2.23)	(2.24)	—	—	—	7.76	(22.40)%	2,698	0.63%	(0.15)%	5.60%	66.62%
Amounts designated as “—” are zero or have been rounded to zero.
(a) Per share calculations were performed using average shares method.
(b) Not annualized for periods less than one year.
(c) The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d) Annualized for periods less than one year.
(e) During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f) For the period from April 28, 2022 (commencement of operations) through December 31, 2022. Total return is calculated based on inception date of April 27, 2022 through December 31, 2022.
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FINANCIAL HIGHLIGHTS: NVIT J.P. MORGAN LARGE CAP GROWTH FUND
Selected data for each share of capital outstanding throughout the periods indicated
		Operations			Distributions						Ratios/Supplemental Data
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(b)(c)	Net Assets, End of Period (In Thousands)	Ratio of Expenses to Average Net Assets(d)	Ratio of Net Investment Income to Average Net Assets(d)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(d)(e)	Portfolio Turnover(b)
Class Y Shares
12/31/2023	$9.14	$0.02	$3.19	$3.21	$(0.02)	$—	$(0.02)	$12.33	35.15%	$9,304	0.62%	0.23%	1.93%	59.02%
12/31/2022(f)	10.00	0.05	(0.87)	(0.82)	(0.04)	—	(0.04)	9.14	(8.19)%	4,234	0.62%	0.77%	4.47%	12.22%
Amounts designated as “—” are zero or have been rounded to zero.
(a) Per share calculations were performed using average shares method.
(b) Not annualized for periods less than one year.
(c) The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d) Annualized for periods less than one year.
(e) During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f) For the period from April 28, 2022 (commencement of operations) through December 31, 2022. Total return is calculated based on inception date of April 27, 2022 through December 31, 2022.
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FINANCIAL HIGHLIGHTS: NVIT J.P. MORGAN US TECHNOLOGY LEADERS FUND
Selected data for each share of capital outstanding throughout the periods indicated
		Operations			Distributions						Ratios/Supplemental Data
Period Ended	Net Asset Value, Beginning of Period	Net Investment Loss(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(b)(c)	Net Assets, End of Period (In Thousands)	Ratio of Expenses to Average Net Assets(d)	Ratio of Net Investment Loss to Average Net Assets(d)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(d)(e)	Portfolio Turnover(b)
Class Y Shares
12/31/2023	$8.17	$(0.02)	$5.32	$5.30	$—	$—	$—	$13.47	64.87%	$7,936	0.62%	(0.22)%	2.37%	31.34%
12/31/2022(f)	10.00	(0.01)	(1.82)	(1.83)	—	—	—	8.17	(18.30)%	3,137	0.63%	(0.12)%	5.35%	20.01%
Amounts designated as “—” are zero or have been rounded to zero.
(a) Per share calculations were performed using average shares method.
(b) Not annualized for periods less than one year.
(c) The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d) Annualized for periods less than one year.
(e) During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f) For the period from April 28, 2022 (commencement of operations) through December 31, 2022. Total return is calculated based on inception date of April 27, 2022 through December 31, 2022.
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Information from Nationwide Funds
Please read this Prospectus before you invest, and keep it with your records. This Prospectus is intended for use in connection with variable insurance contracts. The following documents– which may be obtained free of charge– contain additional information about the Funds’ investments:
●Statement of Additional Information (incorporated by reference into this Prospectus)
●Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year)
●Semiannual Reports
To obtain a document free of charge, to request other information about the Funds, or to make inquiries to the Funds, call 800-848-6331, visit nationwide.com/mutualfundsnvit or contact your variable insurance provider.
Information from the U.S. Securities and Exchange Commission (“SEC”)
You can obtain copies of Fund documents from the SEC (the SEC charges a fee to copy any documents except when accessing Fund documents directly on the SEC’s EDGAR database):
●on the SEC’s EDGAR database via the internet at www.sec.gov; or
●by electronic request to publicinfo@sec.gov
Nationwide Funds Group
One Nationwide Plaza, Mail Code 5-02-210,
Columbus, OH 43215

Nationwide, the Nationwide N and Eagle, and
Nationwide is on your side are service marks of
Nationwide Mutual Insurance Company. © 2025
The Trust’s Investment Company Act File No.: 811-03213
NPR-JPMAC ([_]/25)

STATEMENT OF ADDITIONAL INFORMATION
April 30, 2025
NATIONWIDE VARIABLE INSURANCE TRUST
NVIT Allspring Discovery Fund Class I, Class II	NVIT J.P. Morgan Innovators Fund Class Y
NVIT Amundi Multi Sector Bond Fund Class I	NVIT J.P. Morgan Large Cap Growth Fund Class I, Class II, Class Y
NVIT AQR Large Cap Defensive Style Fund Class I, Class II, Class IV, Class Y	NVIT J.P. Morgan U.S. Equity Fund Class II, Class Y
NVIT BlackRock Equity Dividend Fund Class I, Class II, Class IV, Class Y	NVIT J.P. Morgan US Technology Leaders Fund Class II, Class Y
NVIT BNY Mellon Dynamic U.S. Core Fund Class I, Class II, Class P, Class Y	NVIT Jacobs Levy Large Cap Core Fund Class I, Class II
NVIT BNY Mellon Dynamic U.S. Equity Income Fund Class I, Class II, Class X, Class Y, Class Z	NVIT Jacobs Levy Large Cap Growth Fund Class I, Class II
NVIT Bond Index Fund Class I, Class II, Class Y	NVIT Loomis Core Bond Fund (formerly, NVIT Core Bond Fund) Class I, Class II, Class P, Class Y
NVIT Calvert Equity Fund Class I, Class II, Class Y	NVIT Loomis Short Term Bond Fund Class I, Class II, Class P, Class Y
NVIT DoubleLine Total Return Tactical Fund Class I, Class II, Class Y	NVIT Mid Cap Index Fund Class I, Class II, Class Y
NVIT Federated High Income Bond Fund Class I	NVIT Multi-Manager Small Cap Value Fund Class I, Class II, Class IV
NVIT Fidelity Institutional AM Emerging Markets Fund (formerly, NVIT Emerging Markets Fund) Class I, Class II, Class D, Class Y	NVIT Multi-Manager Small Company Fund Class I, Class II, Class IV
NVIT Government Bond Fund Class I, Class II, Class IV, Class P, Class Y	NVIT NS Partners International Focused Growth Fund Class I, Class II
NVIT Government Money Market Fund Class I, Class II, Class IV, Class V, Class Y	NVIT Putnam International Value Fund (formerly, NVIT Columbia Overseas Value Fund) Class I, Class II, Class X, Class Y, Class Z
NVIT International Equity Fund Class I, Class II, Class Y	NVIT Real Estate Fund Class I, Class II
NVIT International Index Fund Class I, Class II, Class VIII, Class Y	NVIT S&P 500 Index Fund Class I, Class II, Class IV, Class Y
NVIT Invesco Small Cap Growth Fund (formerly, NVIT Multi-Manager Small Cap Growth Fund) Class I, Class II	NVIT Small Cap Index Fund Class II, Class Y
NVIT J.P. Morgan Digital Evolution Strategy Fund Class II, Class Y	NVIT Victory Mid Cap Value Fund (formerly, NVIT Multi- Manager Mid Cap Value Fund) Class I, Class II

Nationwide Variable Insurance Trust (the “Trust”), a Delaware statutory trust, is a registered open-end management investment company currently consisting of [_] series as of the date above. This Statement of Additional Information (“SAI”) relates only to the series of the Trust which are listed above (each, a “Fund” and collectively, the “Funds”).
Terms not defined in this SAI have the meanings assigned to them in the Prospectuses. The Prospectuses are posted on the Funds' website, https://www.nationwide.com/personal/investing/mutual-funds/nvit-funds/, or may be obtained from Nationwide Funds, P.O. Box 701, Milwaukee, WI 53201-0701, or by calling toll free 800-848-6331.
This SAI is not a prospectus but is incorporated by reference into the following Prospectuses. It contains information in addition to and more detailed than that set forth in the Prospectuses for the Funds and should be read in conjunction with the following Prospectuses:
●NVIT Bond Index Fund, NVIT International Index Fund, NVIT Mid Cap Index Fund, NVIT S&P 500 Index Fund, and NVIT Small Cap Index Fund dated April 30, 2025;
●NVIT Allspring Discovery Fund, NVIT AQR Large Cap Defensive Style Fund, NVIT BlackRock Equity Dividend Fund, NVIT BNY Mellon Dynamic U.S. Core Fund, NVIT BNY Mellon Dynamic U.S. Equity Income Fund, NVIT Calvert Equity Fund, NVIT Fidelity Institutional AM Emerging Markets Fund, NVIT International Equity Fund, NVIT Invesco Small Cap Growth Fund, NVIT Jacobs Levy Large Cap Core Fund, NVIT Jacobs Levy Large Cap Growth Fund, NVIT J.P. Morgan U.S. Equity Fund, NVIT Multi-Manager Small Cap Value Fund, NVIT Multi-Manager Small Company Fund, NVIT NS Partners International Focused Growth Fund, NVIT Putnam International Value Fund, NVIT Real Estate Fund and NVIT Victory Mid Cap Value Fund, dated April 30, 2025;
●NVIT Amundi Multi Sector Bond Fund, NVIT DoubleLine Total Return Tactical Fund, NVIT Federated High Income Bond Fund, NVIT Government Bond Fund, NVIT Government Money Market Fund, NVIT Loomis Core Bond Fund and NVIT Loomis Short Term Bond Fund dated April 30, 2025;
●NVIT J.P. Morgan Innovators Fund dated April 30, 2025; and
●NVIT J.P. Morgan Digital Evolution Strategy Fund, NVIT J.P. Morgan Large Cap Growth Fund and NVIT J.P. Morgan US Technology Leaders Fund dated April 30, 2025.
The Report of Independent Registered Public Accounting Firm and Financial Statements of the Trust for the fiscal year ended December 31, 2024 included in the Trust’s Annual Report are incorporated herein by reference. Copies of the Annual Report are available without charge upon request by writing the Trust or by calling toll free 800-848-6331.
Hyperlinking Purposes Only: NCSR Part 1 Funds, NCSR Part 2 Funds, NCSR Part 3 Funds
THE TRUST’S INVESTMENT COMPANY ACT FILE NO.: 811-03213
ii

iii

General Information and History
Nationwide Variable Insurance Trust (the “Trust”) is an open-end management investment company organized under the laws of the state of Delaware on October 1, 2004, pursuant to a Second Amended and Restated Agreement and Declaration of Trust dated June 17, 2009 (the “Second Amended and Restated Declaration of Trust”). The Trust currently consists of [_] separate series, each with its own investment objective.
Except for the NVIT DoubleLine Total Return Tactical Fund, NVIT J.P. Morgan Digital Evolution Strategy Fund, NVIT J.P. Morgan Large Cap Growth Fund and the NVIT Real Estate Fund, each of the Funds featured in this SAI is a diversified fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Each of the NVIT DoubleLine Total Return Tactical Fund, NVIT J.P. Morgan Digital Evolution Strategy Fund, NVIT J.P. Morgan Large Cap Growth Fund and the NVIT Real Estate Fund is a “non-diversified fund”, as defined in the 1940 Act.
Additional Information on Portfolio Instruments, Strategies and Investment Policies
The Funds invest in a variety of securities and employ a number of investment techniques, which involve certain risks. The Prospectuses discuss each Fund’s principal investment strategies, investment techniques and risks. Therefore, you should carefully review a Fund’s Prospectus. This SAI contains information about non-principal investment strategies the Funds may use, as well as further information about certain principal strategies that are discussed in the Prospectuses. The discussion of investments in this SAI is qualified by Rule 2a-7 limitations with respect to the NVIT Government Money Market Fund.
For purposes of this SAI, each of the following Funds (either singly or collectively) is referred to as the “Equity Funds”:
NVIT Allspring Discovery Fund
NVIT AQR Large Cap Defensive Style Fund
NVIT BlackRock Equity Dividend Fund
NVIT BNY Mellon Dynamic U.S. Core Fund
NVIT BNY Mellon Dynamic U.S. Equity Income Fund
NVIT Calvert Equity Fund
NVIT Fidelity Institutional AM Emerging Markets Fund
NVIT International Equity Fund
NVIT International Index Fund
NVIT Invesco Small Cap Growth Fund
NVIT J.P. Morgan Digital Evolution Strategy Fund
NVIT J.P. Morgan Innovators Fund
NVIT J.P. Morgan Large Cap Growth Fund
NVIT J.P. Morgan U.S. Equity Fund
NVIT J.P. Morgan US Technology Leaders Fund
NVIT Jacobs Levy Large Cap Core Fund
NVIT Jacobs Levy Large Cap Growth Fund
NVIT Mid Cap Index Fund
NVIT Multi-Manager Small Cap Value Fund
NVIT Multi-Manager Small Company Fund
NVIT NS Partners International Focused Growth Fund
NVIT Putnam International Value Fund
NVIT Real Estate Fund
NVIT S&P 500 Index Fund
NVIT Small Cap Index Fund
NVIT Victory Mid Cap Value Fund
For purposes of this SAI, each of the following Funds (either singly or collectively) is referred to as the “Fixed-Income Funds”:
NVIT Amundi Multi Sector Bond Fund
NVIT Bond Index Fund
NVIT DoubleLine Total Return Tactical Fund
NVIT Federated High Income Bond Fund
NVIT Government Bond Fund
NVIT Government Money Market Fund
NVIT Loomis Core Bond Fund
NVIT Loomis Short Term Bond Fund
For purposes of this SAI, each of the following Funds (either singly or collectively) is referred to as the “Index Funds”:
NVIT Bond Index Fund
NVIT International Index Fund
NVIT Mid Cap Index Fund
NVIT S&P 500 Index Fund
NVIT Small Cap Index Fund
Bank and Corporate Loans
With the exception of the NVIT Government Money Market Fund, each of the Fixed-Income Funds may invest in bank or corporate loans. Bank or corporate loans are generally non-investment grade floating rate instruments. Usually, they are freely callable at the issuer’s option. A Fund may invest in fixed and floating rate loans (“Loans”) arranged through private
1

negotiations between a corporate borrower or a foreign sovereign entity and one or more financial institutions (“Lenders”). A Fund may invest in such Loans in the form of participations in Loans (“Participations”) and assignments of all or a portion of Loans from third parties (“Assignments”). A Fund considers these investments to be investments in debt securities for purposes of its investment policies. Participations typically will result in a Fund having a contractual relationship only with the Lender, not with the borrower. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loans, nor any rights of set-off against the borrower, and a Fund may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling the Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. When a Fund purchases Assignments from Lenders, a Fund will acquire direct rights against the borrower on the Loan, and will not have exposure to a counterparty’s credit risk. A Fund may enter into Participations and Assignments on a forward commitment or “when issued” basis, whereby a Fund would agree to purchase a Participation or Assignment at set terms in the future. For more information on forward commitments and when issued securities, see “When Issued Securities and Delayed-Delivery Transactions” below.
A Fund may have difficulty disposing of Assignments and Participations. In certain cases, the market for such instruments is not highly liquid, and therefore a Fund anticipates that in such cases such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and on a Fund’s ability to dispose of particular Assignments or Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. Assignments and Participations will not be considered illiquid so long as it is determined by a Fund’s subadviser that an adequate trading market exists for these securities. To the extent that liquid Assignments and Participations that a Fund holds become illiquid, due to the lack of sufficient buyers or market or other conditions, the percentage of a Fund’s assets invested in illiquid assets would increase.
Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate’s agent arranges the loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, a Fund may not recover its investment or recovery may be delayed.
The Loans in which a Fund may invest are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit a Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a Loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.
In certain circumstances, Loans may not be deemed to be securities under certain federal securities laws. Therefore, in the event of fraud or misrepresentation by a borrower or an arranger, Lenders and purchasers of interests in Loans, such as a Fund, may not have the protection of the anti-fraud provisions of the federal securities laws as would otherwise be available for bonds or stocks. Instead, in such cases, parties generally would rely on the contractual provisions in the Loan agreement itself and common-law fraud protections under applicable state law.
Borrowing
Each Fund may borrow money from banks, limited by each Fund’s fundamental investment restriction (generally, 33 1∕3% of its total assets (including the amount borrowed)), including borrowings for temporary or emergency purposes. In addition to borrowings that are subject to 300% asset coverage and are considered by the U.S. Securities and Exchange Commission (“SEC”) to be permitted “senior securities,” each Fund is also permitted under the 1940 Act to borrow for temporary purposes in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. A loan will be presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed.
Leverage. The use of leverage by a Fund creates an opportunity for greater total return, but, at the same time, creates special risks. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the return on a Fund’s portfolio. Although the principal of such borrowings will be fixed, a Fund’s assets may change in value during the time the borrowings are outstanding. Borrowings will create interest expenses for the Fund which can exceed the income
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from the assets purchased with the borrowings. To the extent the income or capital appreciation derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay on the borrowings, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such borrowed funds is not sufficient to cover the cost of borrowing, the return to a Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced. In the latter case, a Fund’s portfolio management in its best judgment nevertheless may determine to maintain the Fund’s leveraged position if it expects that the benefits to the Fund’s shareholders of maintaining the leveraged position will outweigh the current reduced return.
Certain types of borrowings by a Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede the Fund’s portfolio management from managing a Fund’s portfolio in accordance with the Fund’s investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require the Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.
Brady Bonds
Except for the NVIT Government Money Market Fund, each of the Fixed-Income Funds may invest in Brady Bonds. Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the Brady Plan. The Brady Plan is an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Bank for Reconstruction and Development (the “World Bank”) and the International Monetary Fund (the “IMF”). The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds known as “Brady Bonds.” Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements that enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements with the World Bank and/or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms. Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country’s economic growth and development. Investors should also recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. A Fund's portfolio management may believe that economic reforms undertaken by countries in connection with the issuance of Brady Bonds may make the debt of countries which have issued or have announced plans to issue Brady Bonds an attractive opportunity for investment. However, there can be no assurance that the portfolio management’s expectations with respect to Brady Bonds will be realized.
Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the applicable Funds will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase. Certain sovereign bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due date at maturity (typically 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds. The U.S. Treasury bonds purchased as collateral for such Brady Bonds are financed by the IMF, the World Bank and the debtor nations’ reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to
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investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. However, in light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are considered speculative. Each Fund may purchase Brady Bonds with no or limited collateralization, and, for payment of interest and (except in the case of principal collateralized Brady Bonds) principal, will be relying primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds.
Collateralized Debt Obligations
Except for the NVIT Government Money Market Fund, each of the Fixed-Income Funds may invest in collateralized debt obligations. Collateralized debt obligations (“CDOs”) are a type of asset-backed security and include, among other things, collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.
The cash flows from the CDO trust are split generally into two or more portions, called tranches, varying in risk and yield. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity or “first loss” tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. Senior tranches pay the lowest interest rates but generally are safer investments than more junior tranches because, should there be any default, senior tranches typically are paid first. The most junior tranches, such as equity tranches, would attract the highest interest rates but suffer the highest risk should the holder of an underlying loan default. If some loans default and the cash collected by the CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since it is partially protected from defaults, a senior tranche from a CDO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CDO securities as a class.
The risks of an investment in a CDO depend largely on the quality and type of the collateral and the tranche of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Fund as illiquid securities; however, an active dealer market, or other relevant measures of liquidity, may exist for CDOs allowing a CDO potentially to be deemed liquid by the subadviser under liquidity policies approved by the Board of Trustees of the Trust (the “Board of Trustees”). In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that a Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
Collateralized Loan Obligations (“CLOs”). Except for the NVIT Government Money Market Fund, each of the Fixed-Income Funds may invest in collateralized loan obligations. A CLO is a financing company (generally called a Special Purpose Vehicle or “SPV”), created to reapportion the risk and return characteristics of a pool of assets. While the assets underlying CLOs are typically senior loans, the assets also may include: (i) unsecured loans, (ii) other debt securities that are rated below investment grade, (iii) debt tranches of other CLOs and (iv) equity securities incidental to investments in senior loans. When investing in CLOs, a Fund will not invest in equity tranches, which are the lowest tranche. However, a Fund may invest in lower debt tranches of CLOs, which typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior debt tranches of the CLO. In addition, a Fund may invest in CLOs consisting primarily of individual senior loans of borrowers and not repackaged CLO obligations from other high risk pools. The underlying senior loans purchased by CLOs generally are performing at the time of purchase but may become non-performing, distressed or defaulted. CLOs with underlying assets of non-performing, distressed or defaulted loans are not contemplated to comprise a significant portion of a Fund’s investments in CLOs. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of the CLO. The SPV is a company founded solely
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for the purpose of securitizing payment claims arising out of this diversified asset pool. On this basis, marketable securities are issued by the SPV which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV typically takes place at maturity out of the cash flow generated by the collected claims. Holders of CLOs bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk.
A Fund may have the right to receive payments only from the CLOs, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain CLOs enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in CLOs generally pay their share of the CLO’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying a CLO will rise or fall, these prices (and, therefore, the prices of CLOs) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a CLO uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the CLOs owned by a Fund.
Certain CLOs may be thinly traded or have a limited trading market. CLOs typically are offered and sold privately. As a result, investments in CLOs may be characterized by a Fund as illiquid securities. In addition to the general risks associated with debt securities discussed below, CLOs carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
Debt Obligations
Debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on its obligations when due (“credit risk”) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity. Lower-rated securities are more likely to react to developments affecting these risks than are more highly rated securities, which react primarily to movements in the general level of interest rates. Although the fluctuation in the price of debt securities is normally less than that of common stocks, in the past there have been extended periods of cyclical increases in interest rates that have caused significant declines in the price of debt securities in general and have caused the effective maturity of securities with prepayment features to be extended, thus effectively converting short or intermediate securities (which tend to be less volatile in price) into long-term securities (which tend to be more volatile in price). In addition, a corporate event such as a restructuring, merger, leveraged buyout, takeover, or similar action may cause a decline in market value of its securities or credit quality of the company’s bonds due to factors including an unfavorable market response or a resulting increase in the company’s debt. Added debt may significantly reduce the credit quality and market value of a company’s bonds, and may thereby affect the value of its equity securities as well.
Recent market data indicates that primary dealer inventories of corporate bonds appear to be at an all-time low, relative to the market size. A significant reduction in dealer market-making capacity has the potential to decrease liquidity and increase volatility in the fixed-income markets.
Changes to monetary policy by the Federal Reserve or other regulatory actions could expose fixed income and related markets to heightened volatility, interest rate sensitivity and reduced liquidity, which may impact a Fund’s operations and return potential.
Duration. Duration is a measure of the average life of a fixed-income security that was developed as a more precise alternative to the concepts of “term-to-maturity” or “average dollar weighted maturity” as measures of “volatility” or “risk” associated with changes in interest rates. Duration incorporates a security’s yield, coupon interest payments, final maturity and call features into one measure.
Most debt obligations provide interest (“coupon”) payments in addition to final (“par”) payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of debt obligations may respond differently to changes in interest rates.
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Traditionally, a debt security’s “term-to-maturity” has been used as a measure of the sensitivity of the security’s price to changes in interest rates (which is the “interest rate risk” or “volatility” of the security). However, “term-to-maturity” measures only the time until a debt security provides its final payment, taking no account of the pattern of the security’s payments prior to maturity. Average dollar weighted maturity is calculated by averaging the terms of maturity of each debt security held with each maturity “weighted” according to the percentage of assets that it represents. Duration is a measure of the expected life of a debt security on a present value basis and reflects both principal and interest payments. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable security, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any debt security with interest payments occurring prior to the payment of principal, duration is ordinarily less than maturity. In general, all other factors being the same, the lower the stated or coupon rate of interest of a debt security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a debt security, the shorter the duration of the security.
There are some situations where the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating- and variable-rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities’ interest rate exposure. In these and other similar situations, a Fund’s portfolio management will use more sophisticated analytical techniques to project the economic life of a security and estimate its interest rate exposure. Since the computation of duration is based on predictions of future events rather than known factors, there can be no assurance that a Fund will at all times achieve its targeted portfolio duration.
The change in market value of U.S. government fixed-income securities is largely a function of changes in the prevailing level of interest rates. When interest rates are falling, a portfolio with a shorter duration generally will not generate as high a level of total return as a portfolio with a longer duration. When interest rates are stable, shorter duration portfolios generally will not generate as high a level of total return as longer duration portfolios (assuming that long-term interest rates are higher than short-term rates, which is commonly the case). When interest rates are rising, a portfolio with a shorter duration will generally outperform longer duration portfolios. With respect to the composition of a fixed-income portfolio, the longer the duration of the portfolio, generally, the greater the anticipated potential for total return, with, however, greater attendant interest rate risk and price volatility than for a portfolio with a shorter duration.
Low or Negative Interest Rates. In a low or negative interest rate environment, debt securities may trade at, or be issued with, negative yields, which means the purchaser of the security may receive at maturity less than the total amount invested. In addition, in a negative interest rate environment, if a bank charges negative interest, instead of receiving interest on deposits, a depositor must pay the bank fees to keep money with the bank. To the extent a Fund holds a negatively-yielding debt security or has a bank deposit with a negative interest rate, the Fund would generate a negative return on that investment. Cash positions may also subject a Fund to increased counterparty risk to the Fund's bank.
If low or negative interest rates become more prevalent in the market and/or if low or negative interest rates persist for a sustained period of time, some investors may seek to reallocate assets to other income-producing assets. This may cause the price of such higher yielding instruments to rise, could further reduce the value of instruments with a negative yield, and may limit a Fund's ability to locate fixed income instruments containing the desired risk/return profile. Changing interest rates, including, rates that fall below zero, could have unpredictable effects on the markets and may expose fixed income markets to heightened volatility, increased redemptions, and potential illiquidity.
A low or negative interest rate environment could, and a prolonged low or negative interest rate environment will, impact the NVIT Government Money Market Fund's ability to provide a positive yield to its shareholders, pay expenses out of current income, and/or achieve its investment objective, including maintaining a stable NAV of $1 per share. In a prolonged environment of low to negative interest rates, the NVIT Government Money Market Fund's board of trustees may consider taking various actions, including discontinuing use of the amortized cost method of valuation to maintain a stable NAV of $1 per share and establishing a fluctuating NAV rounded to four decimal places by using available market quotations or equivalents. In December 2021, the SEC proposed amendments to Rule 2a-7 that, if adopted, would impact the manner in which all types of money market funds operate. The amendments would, among other items, prohibit certain mechanisms for maintaining a stable NAV per share in negative interest rate environments, such as by reducing the number of fund shares outstanding (including through reverse distribution mechanisms). For more information, see “PURCHASES,
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REDEMPTIONS AND PRICING OF SHARES.”
Ratings as Investment Criteria. High-quality, medium-quality and non-investment grade debt obligations are characterized as such based on their ratings by nationally recognized statistical rating organizations (“NRSROs”), such as Standard & Poor’s Ratings Services (“Standard & Poor’s”) or Moody’s Investors Service (“Moody’s”). In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality and do not evaluate the market value risk of the securities. Further, credit ratings do not provide assurance against default or other loss of money. These ratings are considered in the selection of a Fund’s portfolio securities, but the Fund also relies upon the independent advice of its portfolio management to evaluate potential investments. This is particularly important for lower-quality securities. Among the factors that will be considered is the long-term ability of the issuer to pay principal and interest and general economic trends, as well as an issuer’s capital structure, existing debt and earnings history. Appendix A to this SAI contains further information about the rating categories of NRSROs and their significance. If a security has not received a credit rating, the Fund must rely entirely on the credit assessment of the portfolio management.
Subsequent to the purchase of securities by a Fund, the issuer of the securities may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. In addition, it is possible that an NRSRO might not change its rating of a particular issuer to reflect subsequent events. None of these events generally will require sale of such securities, but a Fund’s portfolio management will consider such events in its determination of whether the Fund should continue to hold the securities.
In addition, to the extent that the ratings change as a result of changes in an NRSRO or its rating systems, or due to a corporate reorganization, a Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.
Eligible Securities (NVIT Government Money Market Fund). All investments made by the Fund must be Eligible Securities at the time of acquisition as defined in Rule 2a-7 under the 1940 Act. Eligible Securities include: U.S. government securities; securities with a remaining maturity of 397 calendar days or less that the Fund’s subadviser, subject to oversight by the Fund’s Board of Trustees, determines present minimal credit risks to the Fund; and securities issued by other money market funds. As a government money market fund, the Fund invests at least 99.5% of its total assets in (1) U.S. government securities, (2) repurchase agreements that are collateralized fully by U.S. government securities or cash, (3) cash, and/or (4) other money market funds that operate as government money market funds.
Under Rule 2a-7, the determination of whether a security presents minimal credit risks to the Fund must include an analysis of the capacity of the security’s issuer or guarantor (including for the provider of a conditional demand feature, when applicable) to meet its financial obligations, and such analysis must include, to the extent appropriate, consideration of the following factors with respect to the security’s issuer or guarantor: (i) financial condition; (ii) sources of liquidity; (iii) ability to react to future market-wide and issuer- or guarantor-specific events, including ability to repay debt in a highly adverse situation; and (iv) strength of the issuer or guarantor’s industry within the economy and relative to economic trends, and issuer or guarantor’s competitive position within its industry.
In determining whether a security presents minimal credit risks, the subadviser may take into account credit quality determinations prepared by outside sources, including NRSROs that the subadviser considers reliable in assessing credit risk.
Derivative Instruments
Each Fund, except the NVIT Government Money Market Fund, may use instruments referred to as derivative instruments (“derivatives”). A derivative is a financial instrument the value of which is derived from a security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives allow a Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Each Fund may use derivatives as a substitute for taking a position in a security, a group of securities or a securities index as well as for hedging purposes. Certain Funds, as noted in their respective Prospectuses, also may use derivatives for speculative purposes to seek to enhance returns. The use of a derivative is speculative if a Fund is primarily seeking to achieve gains, rather than offset the risk of other positions. When a Fund
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invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. No Fund may use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.
Derivatives generally have investment characteristics that are based upon either forward contracts (under which one party is obligated to buy and the other party is obligated to sell an underlying asset at a specific price on a specified date) or option contracts (under which the holder of the option has the right but not the obligation to buy or sell an underlying asset at a specified price on or before a specified date). Consequently, the change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset. In contrast, the buyer of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to the corresponding losses that result from adverse movements in the value of the underlying asset. The seller (writer) of an option-based derivative generally will receive fees or premiums but generally is exposed to losses resulting from changes in the value of the underlying asset. Depending on the change in the value of the underlying asset, the potential for loss may be limitless. Derivative transactions may include elements of leverage and, accordingly, the fluctuation of the value of the derivative transaction in relation to the underlying asset may be magnified.
The use of these derivatives is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, and the Commodity Futures Trading Commission (“CFTC”). Nationwide Fund Advisors (“NFA” or the “Adviser”), is registered as a commodity pool operator under the Commodity Exchange Act (“CEA”). For all of the Funds in this SAI, NFA has claimed exclusion from the definition of the term “commodity pool operator” under the CEA, and is therefore not subject to regulation as a commodity pool operator with respect to these Funds.
In October 2020, the SEC adopted Rule 18f-4 under the 1940 Act (“Rule 18f-4”), which imposed new requirements and restrictions on the Funds' use of derivatives and eliminated the asset segregation framework previously used by funds, including the Funds, to comply with Section 18 of the 1940 Act. Rule 18f-4 imposes limits on the amount of leverage risk to which a Fund may be exposed through certain derivative instruments that may oblige the Fund to make payments or incur additional obligations in the future. Under Rule 18f-4, the Funds' investment in such derivatives is limited through a value-at-risk or “VaR” test. Funds whose use of such derivatives is more than a limited specified exposure amount are required to establish and maintain a derivatives risk management program, subject to oversight by the Board of Trustees of the Trust (“Board of Trustees”), and appoint a derivatives risk manager to implement such program. To the extent a Fund’s compliance with Rule 18f-4 changes how the Fund uses derivatives, Rule 18f-4 may adversely affect the Fund’s performance and/or increase costs related to the Fund’s use of derivatives.
Special Risks of Derivative Instruments. The use of derivatives involves special considerations and risks as described below. Risks pertaining to particular instruments are described in the sections that follow.
(1)
Successful use of most derivatives depends upon a Fund’s portfolio management’s ability to predict movements of the overall securities and currency markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed.
(2)
There might be imperfect correlation, or even no correlation, between price movements of a derivative and price movements of the investments being hedged. For example, if the value of a derivative used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using derivatives on indices will depend on the degree of correlation between price movements in the index and price movements in the investments being hedged, as well as how similar the index is to the portion of the Fund’s assets being hedged in terms of securities composition.
(3)
Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies also can reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Fund entered into a short hedge because a Fund’s portfolio management projected a decline in the price of a security in the
Fund’s portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the derivative. Moreover, if the price of the derivative declines by more than the increase in the price of the security, a Fund could suffer a loss.
(4)
As described below, a Fund might be required to make margin payments when it takes positions in derivatives involving obligations to third parties (i.e., instruments other than purchased options). If the Fund were unable to close out its
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positions in such derivatives, it might be required to continue to make such payments until the position expired or matured. The requirements might impair the Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund’s ability to close out a position in a derivative prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (“counterparty”) to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.
For a discussion of the federal income tax treatment of a Fund’s derivative instruments, see “Other Tax Consequences” in this SAI.
Options. A Fund may purchase or write put and call options on securities and indices, and may purchase options on foreign currencies, and enter into closing transactions with respect to such options to terminate an existing position. The purchase of call options can serve as a long hedge (i.e., taking a long position in the underlying security), and the purchase of put options can serve as a short hedge (i.e., taking a short position in the underlying security). Writing put or call options can enable a Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised, and a Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for over-the-counter (“OTC”) options written by a Fund would be considered illiquid to the extent described under “Restricted, Non-Publicly Traded and Illiquid Securities” below. Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised, and the Fund will be obligated to purchase the security at more than its market value.
The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration of the option, the relationship of the exercise price to the market price of the underlying investment, and general market conditions. Options that expire unexercised have no value. Options used by a Fund may include European-style options, which can be exercised only at expiration. This is in contrast to American-style options which can be exercised at any time prior to the expiration date of the option.
A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.
A Fund may purchase or write both OTC options and options traded on foreign and U.S. exchanges. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. OTC options are contracts between the Fund and the counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.
A Fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. A Fund generally intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although a Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with a Fund, there is no assurance that such Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration.
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If a Fund is unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as a cover for the written option until the option expires or is exercised.
A Fund may engage in options transactions on indices in much the same manner as the options on securities discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets in general.
The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging.
An interest rate option is an agreement with a counterparty giving the buyer the right but not the obligation to buy or sell an interest rate hedging vehicle (such as a Treasury future or interest rate swap) at a future date at a predetermined price. The option buyer would pay a premium at the inception of the agreement. An interest rate option can be used to actively manage a Fund’s interest rate risk with respect to either an individual bond or an overlay of the entire portfolio.
Spread Transactions. A Fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to a Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high-quality and lower-quality securities. Such protection is only provided during the life of the spread option.
Futures Contracts. A Fund may enter into futures contracts, including interest rate, index, and currency futures and purchase and write (sell) related options. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. A Fund’s hedging may include purchases of futures as an offset against the effect of expected increases in securities prices or currency exchange rates and sales of futures as an offset against the effect of expected declines in securities prices or currency exchange rates. A Fund may write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. A Fund will engage in this strategy only when a Fund’s portfolio management believes it is more advantageous to a Fund than purchasing the futures contract.
To the extent required by regulatory authorities, a Fund will only enter into futures contracts that are traded on U.S. or foreign exchanges or boards of trade approved by the CFTC and are standardized as to maturity date and underlying financial instrument. These transactions may be entered into for “bona fide hedging” purposes as defined in CFTC regulations and other permissible purposes including increasing return, substituting a position in a security, group of securities or an index, and hedging against changes in the value of portfolio securities due to anticipated changes in interest rates, currency values and/or market conditions. There is no overall limit on the percentage of a Fund’s assets that may be at risk with respect to futures activities. Although techniques other than sales and purchases of futures contracts could be used to obtain or reduce a Fund’s exposure to market, currency, or interest rate fluctuations, such Fund may be able to obtain or hedge its exposure more effectively and perhaps at a lower cost through using futures contracts.
A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security), asset, commodity or currency for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument, the currency, or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting
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transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, a Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.
No price is paid by a Fund upon entering into a futures contract. Instead, at the inception of a futures contract, the Fund is required to deposit with the futures broker or in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, “initial margin” consisting of cash, U.S. government securities or other liquid obligations, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.
Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking to market.” Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund’s obligations to or from a futures broker. When a Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade on which they were entered into (or through a linked exchange). Although the Funds generally intend to enter into futures transactions only on exchanges or boards of trade where there appears to be an active market, there can be no assurance that such a market will exist for a particular contract at a particular time.
Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.
If a Fund were unable to liquidate a futures contract or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses, because it would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.
Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, “program trading” and other investment strategies might result in temporary price distortions.
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A Fund that enters into a futures contract is subject to the risk of loss of the initial and variation margin in the event of bankruptcy of the futures commission merchant (“FCM”) with which the Fund has an open futures position. A Fund’s assets may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of the FCM’s customers. If the FCM fails to provide accurate reporting, a Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own obligations or the payment obligations of another customer to the central counterparty.
Indexed and Inverse Securities. A Fund may invest in securities the potential return of which is based on an index or interest rate. As an illustration, a Fund may invest in a debt security that pays interest based on the current value of an interest rate index, such as the prime rate. A Fund also may invest in a debt security that returns principal at maturity based on the level of a securities index or a basket of securities, or based on the relative changes of two indices. In addition, certain Funds may invest in securities the potential return of which is based inversely on the change in an index or interest rate (that is, a security the value of which will move in the opposite direction of changes to an index or interest rate). For example, a Fund may invest in securities that pay a higher rate of interest when a particular index decreases and pay a lower rate of interest (or do not fully return principal) when the value of the index increases. If a Fund invests in such securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant interest rate, index or indices. Indexed and inverse securities involve credit risk, and certain indexed and inverse securities may involve leverage risk, liquidity risk and currency risk. When used for hedging purposes, indexed and inverse securities involve correlation risk. (Furthermore, where such a security includes a contingent liability, in the event of an adverse movement in the underlying index or interest rate, a Fund may be required to pay substantial additional margin to maintain the position.)
Structured Notes. A Fund may use structured notes to pursue its objective. Structured notes generally are individually negotiated agreements and may be traded over-the-counter. They are organized and operated to restructure the investment characteristics of the underlying security or asset. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.
With respect to structured notes, because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there is currently no active trading market for these securities. See also “Additional Information on Portfolio Instruments, Strategies and Investment Policies— Restricted, Non-Publicly Traded and Illiquid Securities.”
Credit Linked Notes. (Fixed-Income Funds) A credit linked note (“CLN”) is a type of hybrid instrument in which a special purpose entity issues a structured note (the “Note Issuer”) that is intended to replicate a corporate bond or a portfolio of corporate bonds. The purchaser of the CLN (the “Note Purchaser”) invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to a highly rated funded asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of an identified bond (the “Reference Bond”). Upon maturity of the CLN, the Note Purchaser will receive a payment equal to: (i) the original par amount paid to the Note issuer, if there is neither a designated event of default (an “Event of Default”) with respect to the Reference Bond nor a restructuring of the issuer of the Reference Bond (a “Restructuring Event”); or (ii) the value of the Reference Bond if an Event of Default or a Restructuring Event has occurred. Depending upon the terms of the CLN, it is also possible that the Note Purchaser may be required to take physical delivery of the Reference Bond in the event of an Event of Default or a Restructuring Event.
Swap Agreements. The Funds may enter into securities index, interest rate, total return, currency exchange rate or single/multiple security swap agreements for any lawful purpose consistent with the Fund’s investment objective, such as (but not limited to) for the purpose of attempting to obtain or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread. A Fund also may enter
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into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Fund anticipates purchasing at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from one or more days to several years. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase or decrease in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities, such as a selection of particular securities or those representing a particular index. Swap agreements may be negotiated bilaterally and traded OTC between the two parties (for an uncleared swap) or, with respect to swaps that have been designated by the CFTC for mandatory clearing (cleared swaps), through an FCM and cleared through a clearinghouse that serves as a central counterparty. See “Uncleared Swaps” and “Cleared Swaps” below for additional explanation of cleared and uncleared swaps. Swap agreements may include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. “Total return swaps” are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset. See “Swaps regulation” below.
The “notional amount” of the swap agreement is the agreed upon basis for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by the Fund, the obligations of the parties would be exchanged on a “net basis.” Consequently, the Fund’s obligation (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund). Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swaps market is largely unregulated.
Whether the Fund’s use of swap agreements will be successful in furthering its investment objective will depend, in part, on the Fund’s portfolio management’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments, replicate a particular benchmark index, or otherwise achieve the intended results. Swap agreements, especially OTC uncleared swap agreements, may be considered to be illiquid.
Swaps regulation. The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and related regulatory developments have imposed comprehensive regulatory requirements on swaps and swap market participants. The regulatory framework includes: (1) registration and regulation of swap dealers and major swap participants; (2) central clearing and execution of standardized swaps; (3) margin requirements in swap transactions; (4) position limits and large trader reporting requirements; and (5) recordkeeping and centralized and public reporting requirements, on an anonymous basis, for most swaps. The CFTC is responsible for the regulation of most swaps, and has adopted rules implementing most of the swap regulations dictated by the Dodd-Frank Act. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits.
Uncleared swaps. In an uncleared swap, the swap counterparty is typically a brokerage firm, bank or other financial institution. The Fund customarily enters into uncleared swaps based on the standard terms and conditions of an International Swaps and Derivatives Association (ISDA) Master Agreement. ISDA is a voluntary industry association of participants in the OTC derivatives markets that has developed standardized contracts used by such participants that have agreed to be bound by such standardized contracts.
In the event that one party to a swap transaction defaults and the transaction is terminated prior to its scheduled termination date, one of the parties may be required to make an early termination payment to the other. An early termination payment may be payable by either the defaulting or non-defaulting party, depending upon which of them is “in-the-money” with respect to the swap at the time of its termination. Early termination payments may be calculated in various ways, but are intended to approximate the amount the “in-the-money” party would have to pay to replace the swap as of the date of its termination.
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A Fund will enter uncleared swap agreements only with counterparties that the Fund’s portfolio management reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.
Cleared swaps. Certain swaps have been designated by the CFTC for mandatory central clearing. The Dodd-Frank Act and implementing rules will ultimately require the clearing and exchange-trading of many swaps. Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant and CFTC approval of contracts for central clearing. To date, the CFTC has designated only certain of the most common types of credit default index swaps and interest rate swaps for mandatory clearing, but it is expected that the CFTC will designate additional categories of swaps for mandatory clearing. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not necessarily eliminate these risks and may involve additional risks not involved with uncleared swaps.
In a cleared swap, a Fund’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. The Fund initially will enter into cleared swaps through an executing broker. Such transactions will then be submitted for clearing and, if cleared, will be held at regulated FCMs that are members of the clearinghouse that serves as the central counterparty.
When a Fund enters into a cleared swap, it must deliver to the central counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty, but an FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a “variation margin” amount also may be required to be paid by the Fund or may be received by the Fund in accordance with margin controls set for such accounts, depending upon changes in the price of the underlying reference instrument subject to the swap agreement. At the conclusion of the term of the swap agreement, if the Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If the Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If the Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund.
CFTC rules require the trading and execution of certain cleared swaps on Swap Execution Facilities (“SEFs”), which are trading systems on platforms in which multiple participants have the ability to execute or trade swaps by accepting bids and offers made by multiple participants on the facility or system, through any means of interstate commerce. Moving trading to an exchange-type system may increase market transparency and liquidity but may require a Fund to incur increased expenses to access the same types of swaps that it has used in the past.
Rules adopted under the Dodd-Frank Act require centralized reporting of detailed information about many swaps, whether cleared or uncleared. This information is available to regulators and also, to a more limited extent and on an anonymous basis, to the public. Reporting of swaps data is intended to result in greater market transparency. This may be beneficial to funds that use swaps in their trading strategies. However, public reporting imposes additional recordkeeping burdens on these funds, and the safeguards established to protect anonymity are not yet tested and may not provide protection of trader identities as intended.
Certain Internal Revenue Service positions may limit a Fund’s ability to use swap agreements in a desired tax strategy. It is possible that developments in the swap markets and/or the laws relating to swap agreements, including potential government regulation, could adversely affect the Fund’s ability to benefit from using swap agreements, or could have adverse tax consequences.
Risks of cleared swaps. As noted above, certain types of swaps are, and others eventually are expected to be, required to be cleared through a central counterparty, which may affect counterparty risk and other risks faced by a Fund. Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to bilateral swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely. There is also a risk of loss by a Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a swap contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide
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accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.
With cleared swaps, a Fund may not be able to obtain as favorable terms as it would be able to negotiate for a bilateral, uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with the Fund, which may include the imposition of position limits or additional margin requirements with respect to the Fund’s investment in certain types of swaps. Central counterparties and FCMs generally can require termination of existing cleared swap transactions at any time, and can also require increases in margin above the margin that is required at the initiation of the swap agreement. Additionally, depending on a number of factors, the margin required under the rules of the clearinghouse and FCM may be in excess of the collateral required to be posted by a Fund to support its obligations under a similar uncleared swap. However, regulators are expected to adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could change this comparison.
Finally, the Funds are subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, a Fund may be required to break the trade and make an early termination payment to the executing broker.
Total Return Swaps. The Equity and Fixed Income Funds (except for the NVIT Government Money Market Fund) may enter into total return swaps. A total return swap (also sometimes referred to as a synthetic equity swap or “contract for difference”) is an agreement between two parties under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or short sale of the underlying reference instrument taken place. For example, one party agrees to pay the other party the total return earned or realized on the notional amount of an underlying equity security and any dividends declared with respect to that equity security. In return the other party makes payments, typically at a floating rate, calculated based on the notional amount. Total return swaps are subject to illiquidity risk because the liquidity for total return swaps is based on the liquidity of the underlying instrument. Total return swaps also are subject to the risk that the counterparty to the swap transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the swap contract. As is the case with owning any financial instrument, there is the risk of loss associated with entering into a total return swap transaction. For example, if a Fund buys a long total return swap and the underlying security is worth less at the end of the contract, the Fund would be required to make a payment to the counterparty and would suffer a loss. If a Fund sells a short total return swap and the underlying security is worth more at the end of the contract, the Fund would be similarly required to make a payment to the counterparty and would suffer a loss.
Approximately 30% of the NVIT Jacobs Levy Large Cap Growth Fund's net assets will be in short positions (i.e., stocks that the subadviser deems unattractive), and approximately 130% of the Fund's net assets will be in long positions (i.e., stocks that the subadviser deems attractive), resulting in approximately 100% net equity exposure. To execute this strategy, the Fund intends to use total return swaps with an aggregate short notional value equal to approximately 30% of the Fund's net assets and an aggregate long notional value equal to approximately 30% of the Fund's net assets. By using swaps, the Fund will thus realize returns that synthetically replicate the performance of a portfolio that sells short an amount equal to 30% of its value and invests the cash proceeds in additional long positions.
Equity Swaps. The Equity Funds may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in various circumstances, including (but not limited to) circumstances where direct investment in the securities is restricted for legal reasons or is otherwise impracticable. Equity swaps may also be used for hedging purposes or to seek to increase total return. Until equity swaps are designated for central clearing, the counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in the particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Fund may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on the equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and the Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).
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A Fund will generally enter into equity swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to an equity swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any.
Credit Default Swaps. A Fund may enter into credit default swap contracts for any lawful purpose consistent with such Funds' investment objectives, such as for the purpose of attempting to obtain or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread (e.g., to create direct or synthetic short or long exposure to domestic or foreign corporate or sovereign debt securities). The Funds also may enter into credit default swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that a Fund anticipates purchasing at a later date, or for other hedging purposes.
As the seller in a credit default swap contract, a Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default (or similar event) by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract, provided that no event of default (or similar event) occurs. If no event of default (or similar event) occurs, the Fund would keep the stream of payments and would have no payment of obligations. As the seller in a credit default swap contract, the Fund effectively would add economic leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.
As the purchaser in a credit default swap contract, a Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment might expire worthless. It also would involve credit risk–that the seller may fail to satisfy its payment obligations to a Fund in the event of a default (or similar event). As the purchaser in a credit default swap contract, a Fund’s investment would generate income only in the event of an actual default (or similar event) by the issuer of the underlying obligation.
Interest Rate Swaps. The Fixed-Income Funds (except for the NVIT Government Money Market Fund) may enter into interest rate swaps. In an interest rate swap, the parties exchange their rights to receive interest payments on a security or other reference rate. For example, they might swap the right to receive floating rate payments for the right to receive fixed rate payments. Interest rate swaps entail both interest rate risk and credit risk. There is a risk that based on movements of interest rates, the payments made under a swap agreement will be greater than the payments received, as well as the risk that the counterparty will fail to meet its obligations.
Inflation Swaps. The  NVIT DoubleLine Total Return Tactical Fund may enter into inflation swaps. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used by a Fund to hedge the inflation risk in nominal bonds (i.e., non-inflation-indexed bonds) thereby creating “synthetic” inflation-indexed bonds. Among other reasons, one factor that may lead to changes in the values of inflation swap agreements are changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, which may lead to a change in the value of an inflation swap agreement. Additionally, payments received by a Fund from inflation swap agreements will result in taxable income, either as ordinary income or capital gains, which will increase the amount of taxable distributions received by shareholders. Inflation swap agreements are not currently subject to mandatory central clearing and exchange-trading.
Hybrid Instruments. Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark.
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The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, and depend upon the terms of the instrument. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities. Hybrid instruments are also potentially more volatile and carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose a Fund to leverage risks or carry liquidity risks.
Foreign Currency-Related Derivative Strategies— Special Considerations. A Fund may use futures and options on futures on foreign currencies and forward currency contracts to increase returns, to manage the Fund’s average portfolio duration, or to hedge against movements in the values of the foreign currencies in which a Fund’s securities are denominated. Currency contracts also may be purchased such that net exposure to an individual currency exceeds the value of the Fund’s securities that are denominated in that particular currency. A Fund may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates and also may engage in currency transactions to increase income and total return. Such currency hedges can protect against price movements in a security the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.
A Fund might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments. In such cases, a Fund may hedge against price movements in that currency by entering into transactions using hedging instruments on another foreign currency or a basket of currencies, the values of which a Fund’s portfolio management believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.
The value of derivative instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such hedging instruments, a Fund could be disadvantaged by having to deal in the odd-lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.
There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they reopen.
Settlement of derivative transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.
Permissible foreign currency options will include options traded primarily in the OTC market. Although options on foreign currencies are traded primarily in the OTC market, a Fund will normally purchase OTC options on foreign currency only when a Fund’s portfolio management believes a liquid secondary market will exist for a particular option at any specific time.
Forward Currency Contracts. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.
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At or before the maturity of a forward currency contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by purchasing a second contract. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward currency contract prices.
The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, a Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.
Markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Forward currency contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits or the benefits of a currency hedge, impose transaction costs or force the Fund to cover its purchase or sale commitments, if any, at the current market price. In addition, the institutions that deal in forward currency contracts are not required to continue to make markets in the currencies in which they trade and these markets can experience periods of illiquidity. To the extent that a substantial portion of a Fund’s total assets, adjusted to reflect the Fund’s net position after giving effect to currency transactions, is denominated or quoted in currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.
Currency Hedging. While the values of forward currency contracts, currency options, currency futures and options on futures may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of a Fund’s investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect a Fund against price decline if the issuer’s creditworthiness deteriorates. Because the value of a Fund’s investments denominated in a foreign currency will change in response to many factors other than exchange rates, a currency hedge may not be entirely successful in mitigating changes in the value of a Fund’s investments denominated in that currency over time.
A decline in the dollar value of a foreign currency in which a Fund’s securities are denominated will reduce the dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In order to protect against such diminutions in the value of securities it holds, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its securities that otherwise would have resulted. Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, a Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase.
A Fund may enter into foreign currency exchange transactions to hedge its currency exposure in specific transactions or portfolio positions. Currency contracts also may be purchased such that net exposure to an individual currency exceeds the value of the Fund’s securities that are denominated in that particular currency. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. A Fund may not position hedge to an extent greater than the aggregate market value (at the time of making such sale) of the hedged securities.
Non-Deliverable Forwards. A Fund may, from time to time, engage in non-deliverable forward transactions to manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. A non-deliverable forward is a transaction that represents an agreement between a Fund and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed upon foreign exchange rate on an agreed upon
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future date. Unlike other currency transactions, there is no physical delivery of the currency on the settlement of a non-deliverable forward transaction. Rather, the Fund and the counterparty agree to net the settlement by making a payment in U.S. dollars or another fully convertible currency that represents any differential between the foreign exchange rate agreed upon at the inception of the non-deliverable forward agreement and the actual exchange rate on the agreed upon future date. Thus, the actual gain or loss of a given non-deliverable forward transaction is calculated by multiplying the transaction’s notional amount by the difference between the agreed upon forward exchange rate and the actual exchange rate when the transaction is completed.
Since a Fund generally may only close out a non-deliverable forward with the particular counterparty, there is a risk that the counterparty will default on its obligation under the agreement. If the counterparty defaults, the Fund will have contractual remedies pursuant to the agreement related to the transaction, but there is no assurance that contract counterparties will be able to meet their obligations pursuant to such agreements or that, in the event of a default, the Fund will succeed in pursuing contractual remedies. A Fund thus assumes the risk that it may be delayed or prevented from obtaining payments owed to it pursuant to non-deliverable forward transactions.
In addition, where the currency exchange rates that are the subject of a given non-deliverable forward transaction do not move in the direction or to the extent anticipated, the Fund could sustain losses on the non-deliverable forward transaction. A Fund’s investment in a particular non-deliverable forward transaction will be affected favorably or unfavorably by factors that affect the subject currencies, including economic, political and legal developments that impact the applicable countries, as well as exchange control regulations of the applicable countries. These risks are heightened when a non-deliverable forward transaction involves currencies of emerging market countries because such currencies can be volatile and there is a greater risk that such currencies will be devalued against the U.S. dollar or other currencies.
The SEC and CFTC consider non-deliverable forwards as swaps, and they are therefore included in the definition of “commodity interests.” Non-deliverable forwards have historically been traded in the OTC market. However, as swaps, non-deliverable forwards may become subject to central clearing and trading on public facilities. Currency and cross currency forwards that qualify as deliverable forwards are not regulated as swaps for most purposes, and thus are not deemed to be commodity interests. However, such forwards are subject to some requirements applicable to swaps, including reporting to swap data repositories, documentation requirements, and business conduct rules applicable to swap dealers. CFTC regulation of currency and cross currency forwards, especially non-deliverable forwards, may restrict the Fund’s ability to use these instruments in the manner described above or subject NFA to CFTC registration and regulation as a commodity pool operator.
Foreign Commercial Paper. A Fund may invest in commercial paper which is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upward or downward (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. A Fund will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount or principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in the foreign currency exchange rate enables a Fund to hedge or cross-hedge against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. A Fund will purchase such commercial paper either for hedging purposes or in order to seek investment gain.
Environmental, Social and Governance (“ESG”) Securities
Certain Funds may invest in securities of issuers that meet certain ESG criteria. The application of a subadviser’s ESG analysis when selecting investments may affect the Funds' exposure to certain companies, sectors, regions, and countries and may affect the Funds' performance depending on whether such investments are in or out of favor. Adhering to the ESG criteria and applying a subadviser’s ESG analysis may also affect the Funds' performance relative to similar funds that do not adhere to such criteria or apply such analysis. Additionally, a Fund’s adherence to the ESG criteria and the application of the ESG analysis in connection with identifying and selecting equity investments in non-U.S. issuers, including emerging country issuers, often require subjective analysis and may be relatively more difficult than applying the ESG criteria or the ESG analysis to equity investments of U.S. issuers because data availability may be more limited or unreliable. Applying
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ESG criteria as an exclusionary approach to investing may result in a Fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for ESG reasons when it might be otherwise disadvantageous for it to do so. The Funds may invest in companies that do not reflect the beliefs and values of any particular investor.
Floating- and Variable-Rate Securities
Each of the Fixed-Income Funds may invest in floating- or variable-rate securities. Floating- or variable-rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, or at specified intervals. The interest rate on floating-rate securities varies with changes in the underlying index (such as the Treasury bill rate), while the interest rate on variable- or adjustable-rate securities changes at preset times based upon an underlying index. Certain of the floating- or variable-rate obligations that may be purchased by the Funds may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity.
Some of the demand instruments purchased by a Fund may not be traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, a Fund will nonetheless treat the instrument as “readily marketable” for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as “not readily marketable” and therefore illiquid.
Such obligations include variable-rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and to provide for periodic adjustments in the interest rate. Each Fund will limit its purchases of floating- and variable-rate obligations to those of the same quality as the debt securities it is otherwise allowed to purchase according to its principal investment strategies as disclosed in each Fund’s Prospectus. A Fund’s portfolio management will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.
A Fund’s right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than a Fund’s custodian subject to a sub-custodian agreement approved by the Fund between that bank and the Fund’s custodian.
Foreign Securities
Each Fund, except the NVIT Government Money Market Fund, may invest in securities of issuers located outside the United States. Funds that invest in foreign securities offer the potential for more diversification than funds that invest only in the United States because securities traded on foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve risks not present in U.S. investments that can increase the chances that a Fund will lose money. In particular, a Fund is subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair a Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect a Fund’s operations. Other potential foreign market risks include changes in foreign currency exchange rates, exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes.
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Regional Risk. Adverse conditions in a certain region can adversely affect securities of issuers in other countries whose economies appear to be unrelated. To the extent that a Fund invests a significant portion of its assets in a specific geographic region, the Fund generally will have more exposure to regional economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of the Fund’s assets are invested, the Fund may experience substantial illiquidity or losses.
Eurozone-Related Risk. A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. Additional EU member countries may also fall subject to such difficulties. These events could negatively affect the value and liquidity of a Fund’s investments in euro-denominated securities and derivatives contracts, as well as securities of issuers located in the EU or with significant exposure to EU issuers or countries. If the euro is dissolved entirely, the legal and contractual consequences for holders of euro-denominated obligations and derivative contracts would be determined by laws in effect at such time. Such investments may continue to be held, or purchased, to the extent consistent with the Fund’s investment objective and permitted under applicable law. These potential developments, or market perceptions concerning these and related issues, could adversely affect the value of the Fund’s shares.
Certain countries in the EU have had to accept assistance from supra-governmental agencies such as the International Monetary Fund, the European Stability Mechanism, or other supra-governmental agencies. The European Central Bank has also been intervening to purchase Eurozone debt in an attempt to stabilize markets and reduce borrowing costs. There can be no assurance that these agencies will continue to intervene or provide further assistance, and markets may react adversely to any expected reduction in the financial support provided by these agencies. Responses to the financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences.
In June 2016, the United Kingdom (the “UK”) approved a referendum to leave the EU, commonly referred to as “Brexit,” which sparked depreciation in the value of the British pound, short-term declines in global stock markets, and heightened risk of continued worldwide economic volatility. The UK officially left the EU on January 31, 2020, with a transitional period that ended on December 31, 2020. On December 30, 2020, the UK and the EU signed an agreement on the terms governing certain aspects of the EU’s and the UK’s relationship following the end of the transition period, the EU-UK Trade and Cooperation Agreement (the “TCA”). Notwithstanding the TCA, there is likely to be considerable uncertainty as to the UK’s post-transition framework, and in particular as to the arrangements which will apply to the UK’s relationships with the EU and with other countries, which is likely to continue to develop and could result in increased volatility and illiquidity and potentially lower economic growth. Brexit created and may continue to create an uncertain political and economic environment in the UK and other EU countries. This long-term uncertainty may affect other countries in the EU and elsewhere. Further, the UK’s departure from the EU may cause volatility within the EU, triggering prolonged economic downturns in certain European countries or sparking additional member states to contemplate departing the EU. In addition, the UK’s departure from the EU may create actual or perceived additional economic stresses for the UK, including potential for decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty, and possible declines in business and consumer spending, as well as foreign direct investment.
Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.
Currency Risk and Exchange Risk. Unless a Fund's Prospectus states a policy to invest only in securities denominated in U.S. dollars, a Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar. In such case, changes in foreign currency exchange rates will affect the value of a Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.
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Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than does the United States. Some countries may not have laws to protect investors comparable to the U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on nonpublic information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition. In addition, the U.S. government has from time to time in the past imposed restrictions, through penalties and otherwise, on foreign investments by U.S. investors such as a Fund. If such restrictions should be reinstituted, it might become necessary for the Fund to invest all or substantially all of its assets in U.S. securities.
Certain Risks of Holding Fund Assets Outside the United States. A Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on a Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it is often more expensive for a Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund as compared to investment companies that invest only in the United States.
Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates in markets that still rely on physical settlement. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for a Fund to carry out transactions. If a Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.
Investment in Emerging Markets. Each Fund, except the NVIT Government Money Market Fund, may invest in securities of issuers domiciled in various countries with emerging capital markets. Emerging market countries typically are developing and low- or middle-income countries. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.
Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (iv) national policies that may limit a Fund’s investment opportunities, such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.
Emerging capital markets are developing in a dynamic political and economic environment brought about by events over recent years that have reshaped political boundaries and traditional ideologies. In such a dynamic environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities for a Fund. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that a Fund could lose the entire value of its investments in the affected market.
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Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and company shares may be held by a limited number of persons. This may adversely affect the timing and pricing of the Fund’s acquisition or disposal of securities.
Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because a Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable compared to developed countries. The possibility of fraud, negligence, undue influence being exerted by the issuer, or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. A Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation.
Investment in Frontier Markets. Frontier market countries generally have smaller economies and less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. The economies of frontier market countries are less correlated to global economic cycles than those of their more developed counterparts and their markets have low trading volumes and the potential for extreme price volatility and illiquidity. This volatility may be further heightened by the actions of a few major investors. For example, a substantial increase or decrease in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, the price of Fund shares. These factors make investing in frontier market countries significantly riskier than in other countries and any one of them could cause the price of a Fund’s shares to decline.
Governments of many frontier market countries in which a Fund may invest may exercise substantial influence over many aspects of the private sector. In some cases, the governments of such frontier market countries may own or control certain companies. Accordingly, government actions could have a significant effect on economic conditions in a frontier market country and on market conditions, prices and yields of securities in a Fund’s portfolio. Moreover, the economies of frontier market countries may be heavily dependent upon international trade and, accordingly, have been and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.
Investment in equity securities of issuers operating in certain frontier market countries may be restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in equity securities of issuers operating in certain frontier market countries and increase the costs and expenses of a Fund. Certain frontier market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain frontier market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.
Frontier market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors, such as a Fund. In addition, if deterioration occurs in a frontier market country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investing in local markets in frontier market countries may require a Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.
In addition, investing in frontier markets includes the risk of share blocking. Share blocking refers to a practice, in certain foreign markets, where voting rights related to an issuer’s securities are predicated on these securities being blocked from trading at the custodian or sub-custodian level, for a period of time around a shareholder meeting. These restrictions have the effect of prohibiting securities to potentially be voted (or having been voted), from trading within a specified number of days before, and in certain instances, after the shareholder meeting. Share blocking may prevent a Fund from buying or selling securities for a period of time. During the time that shares are blocked, trades in such securities will not
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settle. The specific practices may vary by market and the blocking period can last from a day to several weeks, typically terminating on a date established at the discretion of the issuer. Once blocked, the only manner in which to remove the block would be to withdraw a previously cast vote, or to abstain from voting altogether. The process for having a blocking restriction lifted can be very difficult with the particular requirements varying widely by country. In certain countries, the block cannot be removed.
There may be no centralized securities exchange on which securities are traded in frontier market countries. Also, securities laws in many frontier market countries are relatively new and unsettled. Therefore, laws regarding foreign investment in frontier market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably.
The frontier market countries in which a Fund invests may become subject to sanctions or embargoes imposed by the U.S. government and the United Nations. The value of the securities issued by companies that operate in, or have dealings with, these countries may be negatively impacted by any such sanction or embargo and may reduce a Fund’s returns. Banks in frontier market countries used to hold a Fund’s securities and other assets in that country may lack the same operating experience as banks in developed markets. In addition, in certain countries there may be legal restrictions or limitations on the ability of a Fund to recover assets held by a foreign bank in the event of the bankruptcy of the bank. Settlement systems in frontier markets may be less well organized than in the developed markets. As a result, there is greater risk than in developed countries that settlement will take longer and that cash or securities of a Fund may be in jeopardy because of failures of or defects in the settlement systems.
Restrictions on Certain Investments. A number of publicly traded closed-end investment companies have been organized to facilitate indirect foreign investment in developing countries, and certain of such countries, such as Thailand, South Korea, Chile and Brazil, have specifically authorized such funds. There also are investment opportunities in certain of such countries in pooled vehicles that resemble open-end investment companies. In accordance with the 1940 Act, a Fund may invest up to 10% of its total assets in securities of other investment companies, not more than 5% of which may be invested in any one such company. In addition, under the 1940 Act, a Fund may not own more than 3% of the total outstanding voting stock of any investment company. These restrictions on investments in securities of investment companies may limit opportunities for a Fund to invest indirectly in certain developing countries. Shares of certain investment companies may at times be acquired only at market prices representing premiums to their net asset values. If a Fund acquires shares of other investment companies, shareholders would bear both their proportionate share of expenses of the Fund (including management and advisory fees) and, indirectly, the expenses of such other investment companies.
Depositary Receipts. A Fund may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and non-voting depositary receipts (“NVDRs”) or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, GDRs, in bearer form, are issued and designed for use outside the United States and EDRs (also referred to as Continental Depositary Receipts (“CDRs”)), in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are receipts typically issued by non-U.S. banks and trust companies that evidence ownership of either foreign or domestic securities. For purposes of a Fund’s investment policies, ADRs, EDRs, GDRs and NVDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, EDR, GDR or NVDR representing ownership of common stock will be treated as common stock.
A Fund may invest in depositary receipts through “sponsored” or “unsponsored” facilities. While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants.
A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an
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unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and thus there may not be a correlation between such information and the market value of the depositary receipts. Unsponsored ADRs tend to be less liquid than sponsored ADRs.
Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary, and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.
Foreign Sovereign Debt. The Fixed-Income Funds may invest in sovereign debt obligations issued by foreign governments. To the extent that a Fund invests in obligations issued by governments of developing or emerging market countries, these investments involve additional risks. Sovereign obligors in developing and emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit for finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign sovereign debt securities in which a Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Fund’s holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.
China Investment Risk. Investing in China involves a high degree of risk and special considerations not typically associated with investing in other economies or more established securities markets. Such risks include: (a) the risk of nationalization or expropriation of assets or confiscatory taxation; (b) greater social, economic and political uncertainty (including the risk of war); (c) dependency on exports and the corresponding importance of international trade; (d) the increasing competition from Asia’s other low-cost emerging economies; (e) greater price volatility and significantly smaller market capitalization of securities markets; (f) substantially less liquidity, particularly of certain share classes of Chinese securities; (g) currency exchange rate fluctuations and the lack of available currency hedging instruments; (h) higher rates of inflation; (i) controls on foreign investment and limitations on repatriation of invested capital and on the Fund’s ability to exchange local currencies for U.S. dollars; (j) greater governmental involvement in and control over the economy; (k) the risk that the Chinese government may decide not to continue to support the economic reform programs implemented since 1978 and could return to the prior, completely centrally planned, economy; (l) the fact that Chinese companies may be smaller, less seasoned and newly-organized companies; (m) the difference in, or lack of, auditing and financial reporting standards which may result in unavailability of material information about issuers; (n) the fact that statistical information regarding the economy of China may be inaccurate or not comparable to statistical information regarding the U.S. or other economies; (o) the less extensive, and still developing, regulation of the securities markets, business entities and commercial transactions; (p) the fact that the settlement period of securities transactions in foreign markets may be longer; (q) the willingness and ability of the Chinese government to support the Chinese economy and market is uncertain; (r) the risk that it may be more difficult, or impossible, to obtain and/or enforce a judgment than in other countries; and (s) the rapidity and erratic nature of growth resulting in inefficiencies and dislocations.
Investment in China is subject to certain political risks. Following the establishment of the People’s Republic of China by the Communist Party in 1949, the Chinese government renounced various debt obligations incurred by China’s predecessor governments, which obligations remain in default, and expropriated assets without compensation. There can be no assurance that the Chinese government will not take similar action in the future.
Chinese Variable Interest Entities. In China, equity ownership of companies by foreign individuals and entities is
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restricted or prohibited in certain sectors, such as internet, media, education and telecommunications. To circumvent these limits, starting in the early 2000s many Chinese companies, including most of the well-known Chinese Internet companies, have used a special structure known as a variable interest entity (“VIE”) to raise capital from foreign investors. In a typical VIE structure, a shell company is set up in an offshore jurisdiction, such as the Cayman Islands. The shell company, through a wholly foreign-owned enterprise (“WFOE”) based in China, enters into service and other contracts with another Chinese company known as the VIE. The VIE must be owned by Chinese nationals (and/or other Chinese companies), which often are the VIE’s founders, in order to obtain the licenses and/or assets required to operate in the restricted or prohibited industry in China. The contractual arrangements entered into between the WFOE and VIE (which often include powers of attorney, loan and equity pledge agreements, call option agreements and exclusive services or business cooperation agreements) are designed to allow the shell company to exert a degree of control over, and obtain economic benefits arising from, the VIE without formal legal ownership.
The contractual arrangements are structured to require the shell company to consolidate the VIE into its financial statements, pursuant to U.S. generally accepted accounting principles, despite the absence of equity ownership. Such consolidation provides the shell company with the ability to issue shares on a foreign exchange, such as the New York Stock Exchange or NASDAQ, often with the same name as the VIE. Accordingly, foreign investors, such as the Fund, will only own stock in the shell company rather than directly in the VIE. Further, the ability of the WFOE to easily extract profits from the VIE structure through service agreements will partially depend on the proportion of the business that can legally be conducted by the WFOE versus the VIE, which varies based on the industry.
Guidance prohibiting these structures by the Chinese government, generally or with respect to specific industries, would likely cause impacted VIE-structured holding(s) to suffer significant, detrimental, and possibly permanent losses, and in turn, adversely affect the Fund’s returns and net asset value. While VIEs are a longstanding industry practice that is well known to Chinese officials and regulators, they have not been formally recognized under Chinese law. It is uncertain whether Chinese officials or regulators will withdraw their implicit acceptance of the VIE structure or limit a VIE’s ability to pass through economic and governance rights to foreign individuals and entities. In 2021, the Chinese government issued new guidelines that unexpectedly included a specific prohibition on the use of VIE structures by Chinese educational companies.
Further, if a Chinese court or arbitration body chose not to enforce the contracts, the value of the shell company would significantly decline, since it derives its value from the ability to consolidate the VIE into its financials pursuant to such contracts, and in turn, adversely affect the Fund’s returns and net asset value. The contractual arrangements with the VIE may not be as effective in providing operational control as direct equity ownership. The Chinese equity owner(s) of the VIE could decide to breach the contractual arrangement and may have conflicting interests and fiduciary duties as compared to investors in the shell company. Accordingly, VIEs depend heavily on executives who are Chinese nationals and own the underlying business licenses and/or assets required to operate in China. In addition to creating “key person” succession risk, the structure can restrict the ability of outside shareholders to challenge executives for poor decision-making, weak management, or equity-eroding actions. Any breach or dispute under these contracts will likely fall under Chinese jurisdiction and law.
Investing through Stock Connect. A Fund may invest in China A-shares of certain Chinese companies listed and traded on the Shanghai Stock Exchange and on the Shenzhen Stock Exchange (together, the “Exchanges”) through the Shanghai-Hong Kong Stock Connect Program and the Shenzhen-Hong Kong Stock Connect Program, respectively (together, “Stock Connect”). Stock Connect is a securities trading and clearing program developed by the Exchange of Hong Kong, the Exchanges, and the China Securities Depository and Clearing Corporation Limited. Stock Connect facilitates foreign investment in the People's Republic of China (“PRC”) via brokers in Hong Kong. Persons investing through Stock Connect are subject to PRC regulations and Exchange listing rules, among others. These could include limitations on or suspension of trading. These regulations are relatively new and subject to changes which could adversely impact a Fund's rights with respect to the securities. There are no assurances that the necessary systems to run the program will function properly. Stock Connect is subject to aggregate and daily quota limitations on purchases and the Fund may experience delays in transacting via Stock Connect. The stocks of Chinese companies that are owned by a Fund are held in an omnibus account and registered in nominee name. Please also see the sections on risks relating to investing outside the United States and investing in emerging markets. See “Foreign Securities” above regarding investing outside the United States.
Risks Related to Russian Invasion of Ukraine. In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may
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increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The sanctions consist of the prohibition of trading in certain Russian securities and engaging in certain private transactions, the prohibition of doing business with certain Russian corporate entities, large financial institutions, officials and oligarchs, and the freezing of Russian assets. The sanctions include a commitment by certain countries and the European Union to remove selected Russian banks from the Society for Worldwide Interbank Financial Telecommunications, commonly called “SWIFT,” the electronic network that connects banks globally, and imposed restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses.
The imposition of these current sanctions (and potential further sanctions in response to continued Russian military activity) and other actions undertaken by countries and businesses may adversely impact various sectors of the Russian economy, including but not limited to, the financials, energy, metals and mining, engineering, and defense and defense-related materials sectors. Such actions also may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble, and could impair the ability of a Fund to buy, sell, receive, or deliver those securities. Moreover, the measures could adversely affect global financial and energy markets and thereby negatively affect the value of a Fund's investments beyond any direct exposure to Russian issuers or those of adjoining geographic regions. In response to sanctions, the Russian Central Bank raised its interest rates and banned sales of local securities by foreigners. Russia may take additional counter measures or retaliatory actions, which may further impair the value and liquidity of Russian securities and Fund investments. Such actions could, for example, include restricting gas exports to other countries, seizure of U.S. and European residents' assets, or undertaking or provoking other military conflict elsewhere in Europe, any of which could exacerbate negative consequences on global financial markets and the economy. The actions discussed above could have a negative effect on the performance of funds that have exposure to Russia. While diplomatic efforts have been ongoing, the conflict between Russia and Ukraine is currently unpredictable and has the potential to result in broadened military actions. The duration of ongoing hostilities and corresponding sanctions and related events cannot be predicted and may result in a negative impact on performance and the value of Fund investments, particularly as it relates to Russia exposure.
Due to difficulties transacting in impacted securities, a Fund may experience challenges liquidating the applicable positions to continue to seek a Fund’s investment objective. Additionally, due to current and potential future sanctions or potential market closure impacting the ability to trade Russian securities, a Fund may experience higher transaction costs.
Risks Related to Israel-Hamas War. In October 2023, armed conflict broke out between Israel and the militant group Hamas after Hamas infiltrated Israel’s southern border from the Gaza Strip. In response, Israel declared war on Hamas and Israeli Defense Forces invaded the Gaza Strip. Events in Israel, Gaza, and the greater Middle East region are rapidly evolving, and the extent and duration of the Israel-Hamas war are impossible to predict.
Both actual hostilities, including the Israel-Hamas war described above, and the threat of future hostilities may have a significant adverse effect on Israel’s economy, including increased volatility in the share price of companies based in or with operations in Israel, local securities trading suspensions, local securities market closures (including for extended periods), a lack of transparency concerning Israeli issuers or other local market information, and increased restrictions on foreign investment or repatriation of capital. Such hostilities or an attack also may escalate into a more wide-scale conflict with the potential for greater and far-reaching adverse effects in the region and globally. While it is not possible to predict the extent and duration of any such conflict, the resulting market disruptions could be significant, including in certain industries or sectors, such as the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth. These and any related events could significantly impact a Fund’s performance and the value of an investment in the Fund, even if the Fund does not have direct exposure to Israeli issuers or issuers in other countries affected by the war.
Initial Public Offerings
Each of the Equity Funds may participate in initial public offerings (“IPOs”). Securities issued in initial public offerings have no trading history, and information about the companies may be available for very limited periods. The volume of IPOs and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If IPOs are brought to the market, availability may be limited and a Fund may not be able to buy any shares at
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the offering price, or if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. In addition, the prices of securities involved in IPOs are often subject to greater and more unpredictable price changes than more established stocks.
Interfund Borrowing and Lending Program
Pursuant to an exemptive order issued by the SEC dated June 13, 2016, the Funds may lend money to, and borrow money for temporary purposes from, other funds advised by the Funds' investment adviser, NFA. Generally, a Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund borrowings can have a maximum duration of seven days. Loans may be called on one day’s notice. There is no assurance that a Fund will be able to borrow or lend under the program at any time, and a Fund may have to borrow from a bank at a higher interest rate if an interfund loan is unavailable, called, or not renewed.
Lending Portfolio Securities
Each Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives collateral, with respect to each loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and, with respect to each loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned, and at all times thereafter shall require the borrower to mark-to-market such collateral on a daily basis so that the market value of such collateral does not fall below 100% of the market value of the portfolio securities so loaned. By lending its portfolio securities, a Fund can increase its income through the investment of the collateral. For the purposes of this policy, a Fund considers collateral consisting of cash, U.S. government securities or letters of credit issued by banks whose securities meet the standards for investment by the Fund to be the equivalent of cash. From time to time, a Fund may return to the borrower or a third party which is unaffiliated with it, and which is acting as a “placing broker,” a part of the interest earned from the investment of collateral received for securities loaned.
The SEC currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) a Fund must receive from the borrower collateral equal to at least 100% of the value of the portfolio securities loaned; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral; (3) a Fund must be able to terminate the loan at any time; (4) a Fund must receive a reasonable rate of return on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) a Fund may pay only reasonable custodian fees in connection with the loan; and (6) while any voting rights on the loaned securities may pass to the borrower, the Board of Trustees must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. In addition, a Fund may not have on loan securities representing more than one-third of its total assets at any given time. The collateral that a Fund receives may be included in calculating the Fund’s total assets. A Fund generally will not seek to vote proxies relating to the securities on loan, unless it is in the best interests of the applicable Fund to do so. These conditions may be subject to future modification. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund’s ability to recover the loaned securities or dispose of the collateral for the loan.
Investment of Securities Lending Collateral. The cash collateral received from a borrower as a result of a Fund’s securities lending activities will be used to purchase both fixed-income securities and other securities with debt-like characteristics that are rated A1 or P1 on a fixed-rate or floating-rate basis, including: bank obligations; commercial paper; investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by, an insurance company; loan participations; master notes; medium-term notes; repurchase agreements; and U.S. government securities. Except for the investment agreements, funding agreements or guaranteed investment contracts guaranteed by an insurance company, master notes, and medium-term notes (which are described below), these types of investments are described elsewhere in this SAI. Collateral may also be invested in a money market mutual fund or short-term collective investment trust.
Investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by, an insurance company are agreements in which an insurance company either provides for the investment of the Fund’s assets or provides for a minimum guaranteed rate of return to the investor.
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Master notes are promissory notes issued usually with large, creditworthy broker-dealers on either a fixed-rate or floating-rate basis. Master notes may or may not be collateralized by underlying securities. If the master note is issued by an unrated subsidiary of a broker-dealer, then an unconditional guarantee is provided by the issuer’s parent.
Medium-term notes are unsecured, continuously offered corporate debt obligations. Although medium-term notes may be offered with a maturity from one to ten years, in the context of securities lending collateral, the maturity of the medium-term note generally will not exceed two years.
LIBOR Risk
The Funds may be exposed to financial instruments that are tied to the London Interbank Offered Rate (“LIBOR”) to determine payment obligations, financing terms, hedging strategies or investment value. The Funds' investments may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. The Funds may also obtain financing at floating rates based on LIBOR. Derivative instruments utilized by the Funds may also reference LIBOR.
The United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, has ceased publishing all LIBOR settings. In April 2023, the FCA directed that certain USD LIBOR settings would continue to be published under a synthetic methodology, a practice that ceased on September 30, 2024. Actions by regulators have resulted in the establishment of alternative reference rates in most major currencies. The U.S. Federal Reserve, based on the recommendations of Alternative Reference Rates Committee, has begun publishing the Secured Overnight Financing Rate (“SOFR”) that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new reference rates.
Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. While some existing LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies to replicate LIBOR. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. In addition, a liquid market for newly-issued instruments that use a reference rate other than LIBOR still may be developing. There may also be challenges for the Funds to enter into hedging transactions against such newly-issued instruments until a market for such hedging transactions develops. All of the aforementioned may adversely affect the Funds' performance or net asset value.
Medium-Quality, Lower-Quality and High-Yield Securities
Except for the NVIT Government Money Market Fund, each of the Fixed-Income Funds may invest in medium-quality securities and also in lower-quality and high-yield securities (commonly known as “junk bonds”) (hereinafter referred to as “lower-quality securities”).
Medium-Quality Securities. Medium-quality securities are obligations rated in the fourth highest rating category by any NRSRO. Medium-quality securities, although considered investment grade, may have some speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-quality securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities.
Lower-Quality/High-Yield Securities. Non-investment grade debt or lower-quality/rated securities include: (i) bonds rated as low as C by Moody’s, Standard & Poor’s, or Fitch, Inc. (“Fitch”); (ii) commercial paper rated as low as C by Standard & Poor’s, Not Prime by Moody’s or Fitch 4 by Fitch; and (iii) unrated debt securities of comparable quality. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. There is more risk associated with these investments because of reduced creditworthiness and increased risk of default. Under NRSRO guidelines, lower-quality securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Lower-quality securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default or to be in default, to be unlikely
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to have the capacity to make required interest payments and repay principal when due in the event of adverse business, financial or economic conditions, or to be in default or not current in the payment of interest or principal. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.
Effect of Interest Rates and Economic Changes. Interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than that of issuers of higher-rated securities also because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, a Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in a Fund’s net asset value.
As previously stated, the value of a lower-quality or comparable unrated security will generally decrease in a rising interest rate market, and accordingly so will a Fund's net asset value. If a Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities (discussed below), a Fund may be forced to liquidate these securities at a substantial discount which would result in a lower rate of return to the Fund.
Payment Expectations. Lower-quality and comparable unrated securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities at a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Fund may have to replace the securities with a lower yielding security, which would result in a lower return for the Fund.
Liquidity and Valuation. A Fund may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there may be no established retail secondary market for many of these securities. The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, a Fund’s net asset value and ability to dispose of particular securities, when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing that Fund’s portfolio. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.
Mortgage- and Asset-Backed Securities
Each of the Fixed-Income Funds (except the NVIT Government Money Market Fund) may invest in mortgage- and asset-backed securities. Mortgage-backed securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage-backed securities come in different forms. The simplest form of mortgage-backed securities is pass-through certificates. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities or may be issued by private issuers, generally originators in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers, and special purpose
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entities (collectively, “private lenders”). The purchase of mortgage-backed securities from private lenders may entail greater risk than mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement. These credit enhancements may include letters of credit, reserve funds, over-collateralization, or guarantees by third parties. There is no guarantee that these credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans. Additionally, mortgage-backed securities purchased from private lenders are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loan.
Through its investments in mortgage-backed securities, including those issued by private lenders, a Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had, in many cases, higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for mortgage-backed securities issued by private lenders that contain subprime loans, but a level of risk exists for all loans.
Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of the Government National Mortgage Association (“GNMA”) or the Federal Home Loan Mortgage Corporation (“FHLMC”), such securities generally are structured with one or more types of credit enhancement. Such credit enhancement falls into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provisions of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.
The ratings of mortgage-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency loss experienced on the underlying pool of assets is better than expected. There can be no assurance that the private issuers or credit enhancers of mortgage-backed securities will meet their obligations under the relevant policies or other forms of credit enhancement.
Examples of credit support arising out of the structure of the transaction include “senior-subordinated securities” (multiclass securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of “reserve funds” (where cash or investments sometimes funded from a portion of the payments on the underlying assets are held in reserve against future losses) and “over-collateralization” (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such security.
Private lenders or government-related entities may also create mortgage loan pools offering pass-through investments where the mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than was previously customary. As new types of mortgage-related securities are developed and offered to investors, a Fund, consistent with its investment objective and policies, may consider making investments in such new types of securities.
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The yield characteristics of mortgage-backed securities differ from those of traditional debt obligations. Among the principal differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if a Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full.
Unlike fixed rate mortgage-backed securities, adjustable rate mortgage-backed securities are collateralized by or represent interest in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. A Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or “cap rates”) for a particular mortgage. In this event, the value of the adjustable rate mortgage-backed securities in a Fund would likely decrease. Also, a Fund’s net asset value could vary to the extent that current yields on adjustable rate mortgage-backed securities are different than market yields during interim periods between coupon reset dates or if the timing of changes to the index upon which the rate for the underlying mortgage is based lags behind changes in market rates. During periods of declining interest rates, income to a Fund derived from adjustable rate mortgage-backed securities which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgage-backed securities, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.
There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”), which are guaranteed as to the timely payment of principal and interest by GNMA, and such guarantee is backed by the full faith and credit of the United States. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by the Federal National Mortgage Association (“FNMA”) include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”), which are solely the obligations of FNMA, and are not backed by or entitled to the full faith and credit of the United States. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-backed securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Securities issued by FHLMC do not constitute a debt or obligation of the United States or by any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.
In 2012 the Federal Housing Finance Agency (“FHFA”) initiated a strategic plan to develop a program of credit risk transfer intended to reduce Fannie Mae's and Freddie Mac's overall risk through the creation of credit risk transfer assets (“CRTs”). CRTs come in two primary series: Structured Agency Credit Risk (“STACRs”) for Freddie Mac and Connecticut Avenue Securities (“CAS”) for Fannie Mae, although other series may be developed in the future. CRTs are typically structured as unsecured general obligations of either entities guaranteed by a government-sponsored stockholder-owned corporation, though not backed by the full faith and credit of the United States (such as by Fannie Mae or Freddie Mac (collectively, the “GSEs”)) or special purpose entities, and their cash flows are based on the performance of a pool of reference loans. Unlike traditional residential MBS securities, bond payments typically do not come directly from the underlying mortgages. Instead, the GSEs either make the payments to CRT investors, or the GSEs make certain payments to the special purpose entities and the special purpose entities make payments to the investors. In certain structures, the special purpose entities make payments to the GSEs upon the occurrence of credit events with respect to the underlying mortgages, and the obligation of the special purpose entity to make such payments to the GSE is senior to the obligation of the special purpose entity to make payments to the CRT investors. CRTs are typically floating rate securities and may have multiple tranches with losses first allocated to the most junior or subordinate tranche. This structure results in increased sensitivity to
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dramatic housing downturns, especially for the subordinate tranches. Many CRTs also have collateral performance triggers (e.g., based on credit enhancement, delinquencies or defaults, etc.) that could shut off principal payments to subordinate tranches. Generally, GSEs have the ability to call all of the CRT tranches at par in 10 years.
Collateralized Mortgage Obligations (“CMOs”) and Multiclass Pass-Through Securities. CMOs are a more complex form of mortgage-backed security in that they are multiclass debt obligations which are collateralized by mortgage loans or pass-through certificates. As a result of changes prompted by the Tax Reform Act of 1986, most CMOs are today issued as Real Estate Mortgage Investment Conduits (“REMICs”). From the perspective of the investor, REMICs and CMOs are virtually indistinguishable. However, REMICs differ from CMOs in that REMICs provide certain tax advantages for the issuer of the obligation. Multiclass pass-through securities are interests in a trust composed of whole loans or private pass-throughs (collectively hereinafter referred to as “Mortgage Assets”). Unless the context indicates otherwise, all references herein to CMOs include REMICs and multiclass pass-through securities.
Often, CMOs are collateralized by GNMA, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include REMICs and multiclass pass-through securities. Payments of principal and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.
In order to form a CMO, the issuer assembles a package of traditional mortgage-backed pass-through securities, or actual mortgage loans, and uses them as collateral for a multiclass security. Each class of CMOs, often referred to as a “tranche,” is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.
A Fund may also invest in, among other types of CMOs, parallel pay CMOs and Planned Amortization Class CMOs (“PAC Bonds”). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or a final distribution date but may be retired earlier. PAC Bonds are a type of CMO tranche or series designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a predefined range. If the actual prepayment experience on the underlying mortgage loans is at a rate faster or slower than the predefined range or if deviations from other assumptions occur, principal payments on the PAC Bond may be earlier or later than predicted. The magnitude of the predefined range varies from one PAC Bond to another; a narrower range increases the risk that prepayments on the PAC Bond will be greater or smaller than predicted. Because of these features, PAC Bonds generally are less subject to the risks of prepayment than are other types of mortgage-backed securities.
Stripped Mortgage Securities. Stripped mortgage securities are derivative multiclass mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities are generally illiquid.
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Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (“IO” or interest-only class), while the other class will receive the entire principal (“PO” or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by an NRSRO.
In addition to the stripped mortgage securities described above, certain Funds may invest in similar securities such as Super POs and Levered IOs which are more volatile than POs, IOs and IOettes. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. IOettes represent the right to receive interest payments on an underlying pool of mortgages with similar risks as those associated with IOs. Unlike IOs, the owner also has the right to receive a very small portion of the principal. Risks connected with Levered IOs and IOettes are similar in nature to those associated with IOs. Such Funds may also invest in other similar instruments developed in the future that are deemed consistent with its investment objective, policies and restrictions. See “Other Tax Consequences” in this SAI.
A Fund may also purchase stripped mortgage-backed securities for hedging purposes to protect that Fund against interest rate fluctuations. For example, since an IO will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment. Stripped mortgage-backed securities may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on stripped mortgage-backed securities that receive all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped. The market for CMOs and other stripped mortgage-backed securities may be less liquid if these securities lose their value as a result of changes in interest rates; in that case, a Fund may have difficulty in selling such securities.
TBA Commitments. The Funds may enter into “to be announced” or “TBA” commitments. TBA commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. See “When-Issued Securities and Delayed-Delivery Transactions” below.
Asset-Backed Securities. Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first-lien mortgage loans or interests therein; rather the underlying assets are often consumer or commercial debt contracts such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property and receivables from credit card and other revolving credit arrangements. However, almost any type of fixed-income assets may be used to create an asset-backed security, including other fixed-income securities or derivative instruments such as swaps. Payments or distributions of principal and interest on asset-backed securities may be supported by non-governmental credit enhancements similar to those utilized in connection with mortgage-backed securities. Asset-backed securities, though, present certain risks that are not presented by mortgage-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. To the extent a security interest exists, it may be more difficult for the issuer to enforce the security interest as compared to mortgage-backed securities.
Municipal Securities
Each of the Fixed-Income Funds, except the NVIT Government Money Market Fund, may invest in municipal securities. Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment
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of general operating expenses, and the extension of loans to other public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are deemed to be municipal securities, only if the interest paid thereon is exempt from federal taxes. 2017 legislation commonly known as the Tax Cuts and Jobs Act (“TCJA”) repealed the exclusion from gross income for interest paid on pre-refunded municipal securities effective for such bonds issued after December 31, 2017. The NVIT Government Money Market Fund may invest in municipal securities whether or not the interest paid is tax exempt as long as the securities are acceptable investments for money market funds.
Other types of municipal securities include short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Project Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.
Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.
The two principal classifications of municipal securities consist of “general obligation” and “revenue” issues. The Funds may also acquire “moral obligation” issues, which are normally issued by special purpose authorities. There are, of course, variations in the quality of municipal securities, both within a particular classification and between classifications, and the yields on municipal securities depend upon a variety of factors, including the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Ratings represent the opinions of an NRSRO as to the quality of municipal securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate and rating may have different yields, while municipal securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase, an issue of municipal securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase. A Fund's portfolio management will consider such an event in determining whether a Fund should continue to hold the obligation.
An issuer’s obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.
General Obligation Bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxing power of any governmental entity may be limited, however, by provisions of its state constitution or laws, and an entity’s creditworthiness will depend on many factors, including potential erosion of its tax base due to population declines, natural disasters, declines in the state’s industrial base or inability to attract new industries, economic limits on the ability to tax without eroding the tax base, state legislative proposals or voter initiatives to limit ad valorem real property taxes and the extent to which the entity relies on federal or state aid, access to capital markets or other factors beyond the state’s or entity’s control. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base.
Revenue Bonds. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as payments from the user of the facility being financed; accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue or special obligation bond is a function of the economic viability of such facility or such revenue source.
Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those associated with municipal bonds generally, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. Such bonds are generally non-recourse against the
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property owner, may be junior to the rights of others with an interest in the properties, may pay interest that changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments which, until completed and rented, do not generate income to pay interest. Increases in interest rates payable on senior obligations may make it more difficult for issuers to meet payment obligations on subordinated bonds.
Private activity bonds. Private activity bonds (“PABs”) are, in most cases, tax-exempt securities issued by states, municipalities or public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction or improvement of a facility to be used by the entity. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity, which may or may not be guaranteed by a parent company or otherwise secured. PABs generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, an investor should understand that repayment of such bonds generally depends on the revenues of a private entity and be aware of the risks that such an investment may entail. The continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors including the size of the entity, its capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.
Natural Disaster/Epidemic Risk
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds' investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. These disruptions could prevent the Funds from executing advantageous investment decisions in a timely manner and negatively impact the Funds' ability to achieve their investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Funds.
The “COVID-19” strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Funds' performance.
Operational and Technology Risk/Cyber Security Risk
A Fund, its service providers, and other market participants depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect a Fund and its shareholders, despite the efforts of a Fund and its service providers to adopt technologies, processes, and practices intended to mitigate these risks.
For example, a Fund and its service providers may be susceptible to operational and information security risks resulting from cyber incidents. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks also may be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures or breaches by a Fund's adviser, and other service providers (including, but not limited to, Fund accountants, custodians, subadvisers, transfer agents and administrators), and the issuers of securities in which the Funds invest, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a Fund's ability to calculate its net asset value, impediments to trading, the inability of a Fund's shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation
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costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While a Fund and its service providers have established business continuity plans in the event of, and systems designed to reduce the risks associated with, such cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified.
In addition, power or communications outages, acts of God, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct a Fund's operations.
The Funds cannot control the cyber security plans and systems put in place by service providers to the Funds and issuers in which the Funds invest. The Funds and their shareholders could be negatively impacted as a result.
Participation Notes
The NVIT Fidelity Institutional AM® Emerging Markets Fund may buy participation notes from a bank or broker-dealer (“issuer”) that entitle the Fund to a return measured by the change in value of an identified underlying security or basket of securities (collectively, the “underlying security”). Participation notes are typically used when a direct investment in the underlying security is restricted due to country-specific regulations.
The Fund is subject to counterparty risk associated with each issuer. Investment in a participation note is not the same as investment in the constituent shares of the company. A participation note represents only an obligation of the issuer to provide the Fund the economic performance equivalent to holding shares of an underlying security. A participation note does not provide any beneficial or equitable entitlement or interest in the relevant underlying security. In other words, shares of the underlying security are not in any way owned by the Fund. However, each participation note synthetically replicates the economic benefit of holding shares in the underlying security. Because a participation note is an obligation of the issuer, rather than a direct investment in shares of the underlying security, the Fund may suffer losses potentially equal to the full value of the participation note if the issuer fails to perform its obligations. The Fund attempts to mitigate that risk by purchasing only from issuers which the subadviser deems to be creditworthy.
The issuer may, but is not required to, purchase the shares of the underlying security to hedge its obligation. The Fund may, but is not required to, purchase credit protection against the default of the issuer. When the participation note expires or the Fund exercises the participation note and closes its position, the Fund receives a payment that is based upon the then-current value of the underlying security converted into U.S. dollars (less transaction costs). The price, performance and liquidity of the participation note are all linked directly to the underlying security. The Fund’s ability to redeem or exercise a participation note generally is dependent on the liquidity in the local trading market for the security underlying the participation note.
Perpetual Bonds
The NVIT DoubleLine Total Return Tactical Fund may invest in perpetual bonds. Perpetual bonds offer a fixed return with no maturity date. Because they never mature, perpetual bonds can be more volatile than other types of bonds that have a maturity date and may have heightened sensitivity to changes in interest rates. An issuer of perpetual bonds is responsible for coupon payments in perpetuity but does not have to redeem the securities. Perpetual bonds may be callable after a set period of time. It is possible that one or more perpetual bonds in which a Fund invests will be characterized as equity rather than debt for U.S. federal income tax purposes. Where such perpetual bonds are issued by non-U.S. issuers, they may be treated in turn as equity securities of a “passive foreign investment company.”
Preferred Stocks, Convertible Securities and Other Equity Securities
Each of the Funds, except for the NVIT Government Money Market Fund, may invest in preferred stocks and other forms of convertible securities. In some instances, a Fixed-Income Fund (except the NVIT Government Money Market Fund) may receive common stock, warrants or other types of equity securities resulting from a corporate action by or bankruptcy of an issuer of debt securities held by the Fund. In such instances, unless such equity securities are preferred stocks or convertible securities, the Fund will sell such equity securities as soon as reasonably practicable. Preferred stocks, like many debt obligations, are generally fixed-income securities. Shareholders of preferred stocks normally have the right to receive
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dividends at a fixed rate when and as declared by the issuer’s board of directors, but do not participate in other amounts available for distribution by the issuing corporation. In some countries, dividends on preferred stocks may be variable, rather than fixed. Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to common shareholders of common stock receiving any dividends. Because preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. Preferred stocks are generally subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.
Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities have general characteristics similar to both debt obligations and equity securities. The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, the credit standing of the issuer and other factors. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. The conversion value of a convertible security is determined by the market price of the underlying common stock. The market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock and therefore will react to variations in the general market for equity securities. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.
A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed-income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by U.S. companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing.
A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a Fund is called for redemption, a Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party.
Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, generally enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, some convertible securities typically are rated below investment grade or are not rated, depending on the general creditworthiness of the issuer.
Certain Funds may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stocks (“PERCS”), which provide an investor, such as a Fund, with the opportunity to earn higher dividend income than is available on a company’s common stock. PERCS are preferred stocks that generally feature a mandatory conversion date, as well as a capital appreciation limit, which is usually expressed in terms of a stated price. Most PERCS expire three years from the date of issue, at which time they are convertible into common stock of the issuer. PERCS are generally not convertible into cash at maturity. Under a typical arrangement, after three years PERCS convert into one
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share of the issuer’s common stock if the issuer’s common stock is trading at a price below that set by the capital appreciation limit, and into less than one full share if the issuer’s common stock is trading at a price above that set by the capital appreciation limit. The amount of that fractional share of common stock is determined by dividing the price set by the capital appreciation limit by the market price of the issuer’s common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. If called early, however, the issuer must pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date.
A Fund may also invest in other classes of enhanced convertible securities. These include but are not limited to Automatically Convertible Equity Securities (“ACES”), Participating Equity Preferred Stock (“PEPS”), Preferred Redeemable Increased Dividend Equity Securities (“PRIDES”), Stock Appreciation Income Linked Securities (“SAILS”), Term Convertible Notes (“TECONS”), Quarterly Income Cumulative Securities (“QICS”), and Dividend Enhanced Convertible Securities (“DECS”). ACES, PEPS, PRIDES, SAILS, TECONS, QICS, and DECS all have the following features: they are issued by the company, the common stock of which will be received in the event the convertible preferred stock is converted; unlike PERCS they do not have a capital appreciation limit; they seek to provide the investor with high current income with some prospect of future capital appreciation; they are typically issued with three- or four-year maturities; they typically have some built-in call protection for the first two to three years; and, upon maturity, they will convert into either cash or a specified number of shares of common stock.
Similarly, there may be enhanced convertible debt obligations issued by the operating company, whose common stock is to be acquired in the event the security is converted, or by a different issuer, such as an investment bank. These securities may be identified by names such as Equity Linked Securities (“ELKS”) or similar names. Typically they share most of the salient characteristics of an enhanced convertible preferred stock but will be ranked as senior or subordinated debt in the issuer’s corporate structure according to the terms of the debt indenture. There may be additional types of convertible securities not specifically referred to herein, which may be similar to those described above in which a Fund may invest, consistent with its goals and policies.
An investment in an enhanced convertible security or any other security may involve additional risks to the Fund. A Fund may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and a Fund’s ability to dispose of particular securities, when necessary, to meet the Fund’s liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of an issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for a Fund to obtain market quotations based on actual trades for purposes of valuing the Fund’s portfolio. Each Fund, however, intends to acquire liquid securities, though there can be no assurances that it will always be able to do so.
Certain Funds may also invest in zero coupon convertible securities. Zero coupon convertible securities are debt securities which are issued at a discount to their face amount and do not entitle the holder to any periodic payments of interest prior to maturity. Rather, interest earned on zero coupon convertible securities accretes at a stated yield until the security reaches its face amount at maturity. Zero coupon convertible securities are convertible into a specific number of shares of the issuer’s common stock. In addition, zero coupon convertible securities usually have put features that provide the holder with the opportunity to sell the securities back to the issuer at a stated price before maturity. Generally, the prices of zero coupon convertible securities may be more sensitive to market interest rate fluctuations than conventional convertible securities. For more information about zero coupon securities generally, see “Zero Coupon Securities, Step-Coupon Securities, Pay-In-Kind Bonds (“PIK Bonds”) and Deferred Payment Securities” below.
Current federal income tax law requires the holder of zero coupon securities to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes, a Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.
Contingent Convertible Securities. A contingent convertible security (“CoCo”) is a hybrid debt security typically issued by a non-U.S. bank that, upon the occurrence of a specified trigger event, may be (i) convertible into equity securities of the issuer at a predetermined share price; or (ii) written down in liquidation value. Trigger events are identified in the document’s requirements. CoCos are designed to behave like bonds in times of economic health yet absorb losses when the trigger event occurs.
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With respect to CoCos that provide for conversion of the CoCo into common shares of the issuer in the event of a trigger event, the conversion would deepen the subordination of the investor, subjecting the Fund to a greater risk of loss in the event of bankruptcy. In addition, because the common stock of the issuer may not pay a dividend, investors in such instruments could experience reduced yields (or no yields at all). With respect to CoCos that provide for the write-down in liquidation value of the CoCo in the event of a trigger event, it is possible that the liquidation value of the CoCo may be adjusted downward to below the original par value or written off entirely under certain circumstances. For instance, if losses have eroded the issuer’s capital levels below a specified threshold, the liquidation value of the CoCo may be reduced in whole or in part. The write-down of the CoCo’s par value may occur automatically and would not entitle holders to institute bankruptcy proceedings against the issuer. In addition, an automatic write-down could result in a reduced income rate if the dividend or interest payment associated with the CoCo is based on par value. Coupon payments on CoCos may be discretionary and may be canceled by the issuer for any reason or may be subject to approval by the issuer’s regulator and may be suspended in the event there are insufficient distributable reserves.
CoCos are subject to the credit, interest rate, high-yield securities, foreign securities and market risks associated with bonds and equity securities, and to the risks specified to convertible securities in general. They are also subject to other specific risks. CoCos typically are structurally subordinated to traditional convertible bonds in the issuer’s capital structure, which increases the risk that the Fund may experience a loss. In certain scenarios, investors in CoCos may suffer a loss of capital ahead of equity holders or when equity holders do not. CoCos are generally speculative and the prices of CoCos may be volatile. There is no guarantee that the Fund will receive return of principal on CoCos.
Publicly Traded Limited Partnerships and Limited Liability Companies
Entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the United States may issue securities comparable to common or preferred stock. Each of the Equity Funds may invest in interests in limited liability companies, as well as publicly traded limited partnerships (limited partnership interests or units), which represent equity interests in the assets and earnings of the company’s or partnership’s trade or business. Unlike common stock in a corporation, limited partnership interests have limited or no voting rights. However, many of the risks of investing in common stocks are still applicable to investments in limited partnership interests. In addition, limited partnership interests are subject to risks not present in common stock. For example, income derived from a limited partnership deemed not to be a “qualified publicly traded partnership” will be treated as “qualifying income” under the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”) only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Funds. See “Other Tax Consequences” below. Also, since publicly traded limited partnerships and limited liability companies are a less common form of organizational structure than corporations, their units may be less liquid than publicly traded common stock. Also, because of the difference in organizational structure, the fair value of limited liability company or limited partnership units in a Fund’s portfolio may be based either upon the current market price of such units, or if there is no current market price, upon the pro rata value of the underlying assets of the company or partnership. Limited partnership units also have the risk that the limited partnership might, under certain circumstances, be treated as a general partnership giving rise to broader liability exposure to the limited partners for activities of the partnership. Further, the general partners of a limited partnership may be able to significantly change the business or asset structure of a limited partnership without the limited partners having any ability to disapprove any such changes. In certain limited partnerships, limited partners may also be required to return distributions previously made in the event that excess distributions have been made by the partnership, or in the event that the general partners, or their affiliates, are entitled to indemnification.
Put Bonds
Each of the Fixed-Income Funds (except the NVIT Government Money Market Fund) may invest in “put” bonds. “Put” bonds are securities (including securities with variable interest rates) that may be sold back to the issuer of the security at face value at the option of the holder prior to their stated maturity. A Fund’s portfolio management intends to purchase only those “put” bonds for which the “put” option is an integral part of the security as originally issued. The option to “put” the bond back to the issuer prior to the stated final maturity can cushion the price decline of the bond in a rising interest rate environment. However, the premium paid, if any, for an option to put will have the effect of reducing the yield otherwise payable on the underlying security. For the purpose of determining the “maturity” of securities purchased subject to an option to put, and for the purpose of determining the dollar weighted average maturity of a Fund holding such securities, the Fund will consider “maturity” to be the first date on which it has the right to demand payment from the issuer.
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Real Estate Investment Trusts
Although no Fund invests in real estate directly, the Equity Funds may invest in securities of real estate investment trusts (“REITs”) and other real estate industry companies or companies with substantial real estate investments and, as a result, such Funds may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.
REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate-related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the investment strategies of equity REITs and mortgage REITs. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code. The Funds pay the fees and expenses of the REITs, which, ultimately, are paid by a Fund’s shareholders.
Repurchase Agreements
Each Fund may enter into repurchase agreements. In connection with the purchase by a Fund of a repurchase agreement from member banks of the Federal Reserve System or certain non-bank dealers, the Fund’s custodian, or a sub-custodian, will have custody of, and will earmark or segregate securities acquired by the Fund under such repurchase agreement. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Any portion of a repurchase agreement that is not collateralized fully is considered by the staff of the SEC to be a loan by the Fund. To the extent that a repurchase agreement is not collateralized fully, a Fund will include any collateral that the Fund receives in calculating the Fund’s total assets in determining whether a Fund has loaned more than one-third of its assets. Repurchase agreements may be entered into with respect to securities of the type in which the Fund may invest or government securities regardless of their remaining maturities, and will require that additional securities be deposited as collateral if the value of the securities purchased should decrease below resale price. Repurchase agreements involve certain risks in the event of default or insolvency by the other party, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which a Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the repurchase agreement. A Fund’s portfolio management reviews the creditworthiness of those banks and other recognized financial institutions with which a Fund enters into repurchase agreements to evaluate these risks.
Restricted, Non-Publicly Traded and Illiquid Securities
Each Fund may not invest more than 15% (5% with respect to the NVIT Government Money Market Fund) of its net assets, in the aggregate, in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, time deposits maturing in more than seven days and securities that are illiquid because of the absence of a readily available market or legal or contractual restrictions on resale or other factors limiting the marketability of the security. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.
Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. In addition, a security is illiquid if it cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Unless subsequently registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration. The Funds typically do not hold a significant amount of these
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restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.
A large institutional market exists for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.
The SEC has adopted Rule 144A, which allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.
Any such restricted securities will be considered to be illiquid for purposes of a Fund’s limitations on investments in illiquid securities unless, pursuant to procedures adopted by the Board of Trustees, a Fund’s portfolio management has determined such securities to be liquid because such securities are eligible for resale pursuant to Rule 144A and are readily saleable, or if such securities may be readily saleable in foreign markets. To the extent that qualified institutional buyers may become uninterested in purchasing Rule 144A securities, a Fund’s level of illiquidity may increase.
A Fund’s portfolio management will monitor the liquidity of restricted securities in the portion of a Fund it manages. In reaching liquidity decisions, the following factors are considered: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).
Pursuant to Rule 22e-4 under the 1940 Act, a Fund (other than the NVIT Government Money Market Fund) assesses, manages, and periodically reviews its liquidity risk. The NVIT Government Money Market Fund manages its liquidity pursuant to the requirements of Rule 2a-7.
The SEC has recently proposed amendments to Rule 22e-4 under the 1940 Act and Rule 22c-1 under the 1940 Act that, if adopted, would, among other things, cause more investments to be treated as illiquid, and could prevent a Fund from investing in securities that the Adviser or a subadviser believes are appropriate or desirable.
Private Placement Commercial Paper. Commercial paper eligible for resale under Section 4(a)(2) of the Securities Act (“Section 4(2) paper”) is offered only to accredited investors. Rule 506 of Regulation D in the Securities Act lists investment companies as an accredited investor.
Section 4(2) paper not eligible for resale under Rule 144A under the Securities Act shall be deemed liquid if: (1) the Section 4(2) paper is not traded flat or in default as to principal and interest; (2) the Section 4(2) paper is rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the security, it is rated in one of the two highest categories by that NRSRO; and (3) the Fund’s portfolio management believes that, based on the trading markets for such security, such security can be disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.
Reverse Repurchase Agreements and Mortgage Dollar Rolls
The Funds may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions discussed below. In a reverse repurchase agreement, a Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. A Fund generally retains the right to interest and principal payments on the security. Since a Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing under the 1940 Act (see “Borrowing”). When required by guidelines of the SEC, a Fund will segregate or earmark permissible liquid assets to secure its obligations to repurchase the security. At
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the time a Fund enters into a reverse repurchase agreement, it will establish and maintain segregated or earmarked liquid assets with an approved custodian having a value not less than the repurchase price (including accrued interest). The segregated or earmarked liquid assets will be marked-to-market daily and additional assets will be segregated or earmarked on any day in which the assets fall below the repurchase price (plus accrued interest). A Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such determination.
The Fixed-Income Funds also may invest in mortgage dollar rolls, which are arrangements in which a Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While a Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. A Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. Mortgage dollar roll transactions may be considered a borrowing by the Funds (see “Borrowing”).
Mortgage dollar rolls and reverse repurchase agreements may be used as arbitrage transactions in which a Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll or reverse repurchase agreements. Since a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and will mature on or before the settlement date of the mortgage dollar roll or reverse repurchase agreement, the Fund’s portfolio management believes that such arbitrage transactions do not present the risks to the Fund that are associated with other types of leverage.
Securities of Investment Companies
As permitted by the 1940 Act, a Fund may generally invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of a Fund’s total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. Notwithstanding these restrictions, each Fund may invest any amount, pursuant to Rule 12d1-1 under the 1940 Act, in affiliated or unaffiliated investment companies that hold themselves out as “money market funds” and which operate in accordance with Rule 2a-7 of the 1940 Act. In addition, a Fund may invest in other investment companies in excess of these limits pursuant to Rule 12d1-4 under the 1940 Act. A Fund will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Fund. Some of the countries in which a Fund may invest may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or government-authorized investment vehicles, which may include other investment companies.
Exchange-Traded Funds. The Funds (except for the NVIT Government Money Market Fund) may invest in exchange-traded funds (“ETFs”). ETFs are regulated as registered investment companies under the 1940 Act. Many ETFs acquire and hold securities of all of the companies or other issuers, or a representative sampling of companies or other issuers that are components of a particular index. Such ETFs typically are intended to provide investment results that, before expenses, generally correspond to the price and yield performance of the corresponding market index, and the value of their shares should, under normal circumstances, closely track the value of the index’s underlying component securities. Because an ETF has operating expenses and transaction costs, while a market index does not, ETFs that track particular indices typically will be unable to match the performance of the index exactly. ETF shares may be purchased and sold in the secondary trading market on a securities exchange, in lots of any size, at any time during the trading day. More recently, actively managed ETFs have been created that are managed similarly to other investment companies.
The shares of an ETF may be assembled in a block known as a creation unit and redeemed in-kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the
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securities (net of expenses) up to the time of deposit. ETF shares, as opposed to creation units, are generally purchased and sold by smaller investors in a secondary market on a securities exchange. ETF shares can be traded in lots of any size, at any time during the trading day. Although a Fund, like most other investors in ETFs, intends to purchase and sell ETF shares primarily in the secondary trading market, a Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the investment manager believes it is in the Fund’s best interest to do so.
An investment in an ETF is subject to all of the risks of investing in the securities held by the ETF and has the same risks as investing in a closed-end fund. In addition, because of the ability of large market participants to arbitrage price differences by purchasing or redeeming creation units, the difference between the market value and the net asset value of ETF shares should in most cases be small. An ETF may be terminated and need to liquidate its portfolio securities at a time when the prices for those securities are falling.
Short Selling of Securities
The Index Funds and the NVIT Jacobs Levy Large Cap Growth Fund may engage in short selling of securities consistent with their respective strategies. In a short sale of securities, a Fund sells stock which it does not own, making delivery with securities “borrowed” from a broker. The Fund is then obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. This price may or may not be less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender any dividends or interest which accrue during the period of the loan. In order to borrow the security, the Fund also may have to pay a premium and/or interest which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. In addition, the broker may require the deposit of collateral (generally, up to 50% of the value of the securities sold short).
A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in price between those two dates. The amount of any gain will be decreased and the amount of any loss will be increased by any premium or interest the Fund may be required to pay in connection with the short sale. When a cash dividend is declared on a security for which a Fund has a short position, the Fund incurs the obligation to pay an amount equal to that dividend to the lender of the shorted security. However, any such dividend on a security sold short generally reduces the market value of the shorted security, thus increasing the Fund’s unrealized gain or reducing the Fund’s unrealized loss on its short-sale transaction. Whether a Fund will be successful in utilizing a short sale will depend, in part, on its portfolio management’s ability to correctly predict whether the price of a security it borrows to sell short will decrease.
In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs.
A Fund also may engage in short sales if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale “against the box.” The Funds do not intend to engage in short sales against the box for investment purposes. A Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when the Fund wants to sell the security at an attractive current price. In such case, any future losses in the Fund’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box. For tax purposes a Fund that enters into a short sale “against the box” may be treated as having made a constructive sale of an “appreciated financial position” causing the Fund to realize a gain (but not a loss).
Short-Term Instruments
Each Fund may invest in short-term instruments, including money market instruments. Short-term instruments may include the following types of instruments:
●shares of money market mutual funds, including those that may be advised by a Fund’s portfolio management;
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●obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies, or instrumentalities, or any federally chartered corporation;
●obligations of sovereign foreign governments, their agencies, instrumentalities and political subdivisions;
●obligations of municipalities and states, their agencies and political subdivisions;
●high-quality asset-backed commercial paper;
●repurchase agreements;
●bank or savings and loan obligations;
●high-quality commercial paper (including asset-backed commercial paper), which are short-term unsecured promissory notes issued by corporations in order to finance their current operations. It also may be issued by foreign issuers, such as foreign governments, states and municipalities;
●high-quality bank loan participation agreements representing obligations of corporations having a high-quality short-term rating, at the date of investment, and under which a Fund will look to the creditworthiness of the lender bank, which is obligated to make payments of principal and interest on the loan, as well as to creditworthiness of the borrower;
●high-quality short-term corporate obligations;
●certain variable-rate and floating-rate securities with maturities longer than 397 days, but which are subject to interest rate resetting provisions and demand features within 397 days;
●extendable commercial notes, which differ from traditional commercial paper because the issuer can extend the maturity of the note up to 397 days with the option to call the note any time during the extension period. Because extension will occur when the issuer does not have other viable options for lending, these notes may be considered illiquid, particularly during the extension period; and
●unrated short-term debt obligations that are determined by a Fund’s portfolio management to be of comparable quality to the securities described above.
Bank Obligations. Bank obligations include certificates of deposit, bankers’ acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers’ acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party.
Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Bank obligations may be issued by domestic banks (including their branches located outside the United States), domestic and foreign branches of foreign banks and savings and loan associations.
Eurodollar and Yankee Obligations. Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.
Eurodollar and Yankee bank obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks and other risks associated with foreign investments. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across their borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issues. However, Eurodollar and Yankee bank obligations held in a Fund will undergo the same credit analysis as domestic issuers in which the Fund invests, and will have at least the same financial strength as the domestic issuers approved for the Fund.
Small- and Medium-Cap Companies and Emerging Growth Stocks
The Equity Funds may invest in small- and medium-cap companies and emerging growth stocks. Investing in securities of small-sized companies, including micro-capitalization companies and emerging growth companies, may involve greater risks than investing in the stocks of larger, more established companies, including possible risk of loss. Also, because these securities may have limited marketability, their prices may be more volatile than securities of larger, more established
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companies or the market averages in general. Because small-sized, medium-cap and emerging growth companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Fund to buy or sell significant numbers of such shares without an unfavorable impact on prevailing prices. Small-sized and emerging growth companies may have limited product lines, markets or financial resources and may lack management depth. In addition, small-sized, medium-cap and emerging growth companies are typically subject to wider variations in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning small-sized, medium-cap and emerging growth companies than for larger, more established ones.
Special Situation Companies
The Equity Funds may invest in “special situation companies,” which include those involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company’s stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a “special situation company” may decline significantly. Therefore, an investment in a fund that invests a significant portion of its assets in these securities may involve a greater degree of risk than an investment in other mutual funds that seek long-term growth of capital by investing in better-known, larger companies. The portfolio management of such Fund believes, however, that if it analyzes “special situation companies” carefully and invests in the securities of these companies at the appropriate time, the Fund may achieve capital growth. There can be no assurance, however, that a special situation that exists at the time a Fund makes its investment will be consummated under the terms and within the time period contemplated, if it is consummated at all.
Standby Commitment Agreements
Except for the NVIT Government Money Market Fund, each Fixed-Income Fund may enter into standby commitment agreements. Standby commitment agreements commit a Fund, for a stated period of time, to purchase a stated amount of fixed-income securities that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. A Fund may enter into such agreements for the purpose of investing in the security underlying the commitment at a yield and price that is considered advantageous to the Fund.
There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund may bear the risk of a decline in the value of such security and may not benefit from appreciation in the value of the security during the commitment period if the security is not ultimately issued.
The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will thereafter be reflected in the calculation of a Fund's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.
Strip Bonds
The Fixed-Income Funds, except the NVIT Government Money Market Fund, may invest in strip bonds. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest paying securities of comparable maturity.
Supranational Entities
The Fixed-Income Funds may invest in debt securities of supranational entities. Examples of such entities include the International Bank for Reconstruction and Development (World Bank), the European Steel and Coal Community, the Asian Development Bank and the Inter-American Development Bank. The government members, or “stockholders,” usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital
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contributions if the supranational entity is unable to repay its borrowings. There is no guarantee that one or more stockholders of a supranational entity will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and a Fund may lose money on such investments.
Temporary Investments
Generally, each of the Funds will be fully invested in accordance with its investment objective and strategies. However, pending investment of cash balances, in anticipation of redemptions or for other cash management purposes, or if a Fund’s subadviser believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in high-quality fixed-income securities, cash or money market cash equivalents, including short-term instruments, as described herein and, subject to the limits of the 1940 Act, shares of other investment companies that invest in securities in which the Fund may invest. Should this occur, a Fund will not be pursuing its investment objective and may miss potential market upswings. Each Index Fund uses an indexing strategy and does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor securities performance, although each Index Fund may use temporary investments pending investment of cash balances or to manage anticipated redemption activity.  See also “Short-Term Instruments.”
U.S. Government Securities and U.S. Government Agency Securities
Each of the Fixed-Income Funds may invest in a variety of securities which are issued or guaranteed as to the payment of principal and interest by the U.S. government (including U.S. Treasury securities), and by various agencies or instrumentalities which have been established or sponsored by the U.S. government. Each of the Equity Funds may invest in U.S. Treasury securities.
U.S. Treasury securities are backed by the “full faith and credit” of the United States. Securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, investors in such securities look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the GNMA, are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make “indefinite and unlimited” drawings on the U.S. Treasury if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Banks and FNMA, are not guaranteed by the United States, but those institutions are protected by the discretionary authority for the U.S. Treasury to purchase certain amounts of their securities to assist the institutions in meeting their debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the FHLMC, are federally chartered institutions under U.S. government supervision, but their debt securities are backed only by the creditworthiness of those institutions, not the U.S. government.
Some of the U.S. government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority.
An instrumentality of a U.S. government agency is a government agency organized under Federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and the FNMA.
The maturities of such securities usually range from three months to 30 years. While such securities may be guaranteed as to principal and interest by the U.S. government or its instrumentalities, their market values may fluctuate and are not guaranteed, which may, along with the other securities in a Fund's portfolio, cause the Fund’s daily net asset value to fluctuate.
The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. To the extent a Fund purchases the principal portion of STRIPS, the Fund will not receive regular interest
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payments. Instead STRIPS are sold at a deep discount from their face value. Because the principal portion of the STRIPS does not pay current income, its price can be volatile when interest rates change. In calculating its dividend, a Fund takes into account as income a portion of the difference between the principal portion of the STRIPS’ purchase price and its face value.
In September 2008, the U.S. Treasury Department and the Federal Housing Finance Administration (“FHFA”) placed FNMA and FHLMC into a conservatorship under FHFA. As conservator, the FHFA assumed all the powers of the shareholders, directors and officers with the goal of preserving and conserving the assets and property of FNMA and FHLMC. However, FNMA and FHLMC continue to operate legally as business corporations and FHFA has delegated to the Chief Executive Officer and Board of Directors the responsibility for much of the day-to-day operations of the companies. FNMA and FHLMC must follow the laws and regulations governing financial disclosure, including SEC requirements. The long-term effect that this conservatorship will have on these companies’ debt and equity securities is unclear.
The total public debt of the United States and other countries around the globe as a percent of gross domestic product has grown rapidly since the beginning of the 2008 financial downturn and has accelerated in connection with the U.S. government's response to the COVID-19 pandemic. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented. A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause a country to sell additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that a government will not be able to make principal or interest payments when they are due.
Unsustainable debt levels can cause devaluations of currency, prevent a government from implementing effective counter-cyclical fiscal policy in economic downturns, and contribute to market volatility. In addition, the high and rising national debt may adversely impact the U.S. economy and securities in which a Fund may invest. From time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could: increase the risk that the U.S. government may default on payments on certain U.S. government securities; cause the credit rating of the U.S. government to be downgraded or increase volatility in both stock and bond markets; result in higher interest rates; reduce prices of U.S. Treasury securities; and/or increase the costs of certain kinds of debt.
Inflation-Protected Bonds. Treasury Inflation-Protected Securities (“TIPS”) are fixed-income securities issued by the U.S. Treasury whose principal value is periodically adjusted according to the rate of inflation. The U.S. Treasury uses a structure that accrues inflation into the principal value of the bond. Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. TIPS bonds typically pay interest on a semiannual basis, equal to a fixed percentage of the inflation-adjusted amount.
If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. The Funds may also invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.
Investors in an inflation-indexed mutual fund who do not reinvest the portion of the income distribution that is attributable to inflation adjustments will not maintain the purchasing power of the investment over the long term. This is because interest earned depends on the amount of principal invested, and that principal will not grow with inflation if the investor fails to reinvest the principal adjustment paid out as part of a Fund's income distributions.
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While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.
The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.
Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
Warrants and Rights
Each of the Equity Funds may invest in or hold warrants and rights. Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance), on a specified date, during a specified period, or perpetually. Rights are similar to warrants, but normally have a shorter duration. Warrants and rights may be acquired separately or in connection with the acquisition of securities. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities, and a warrant or right ceases to have value if it is not exercised prior to its expiration date.
When-Issued Securities and Delayed-Delivery Transactions
Each of the Fixed-Income Funds may invest in when-issued securities and engage in delayed-delivery transactions. When securities are purchased on a “when-issued” basis or purchased for delayed delivery, payment and delivery occur beyond the normal settlement date at a stated price and yield. When-issued transactions normally settle within 45 days. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. The greater a Fund’s outstanding commitments for these securities, the greater the exposure to potential fluctuations in the net asset value of the Fund. Purchasing when-issued or delayed-delivery securities may involve the additional risk that the yield or market price available in the market when the delivery occurs may be higher or the market price lower than that obtained at the time of commitment.
When a Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.
Zero Coupon Securities, Step-Coupon Securities, Pay-In-Kind Bonds (“PIK Bonds”) and Deferred Payment Securities
Each of the Fixed-Income Funds may invest in zero coupon securities and step-coupon securities. In addition, each of the Fixed-Income Funds, except the NVIT Government Money Market Fund, may invest in PIK Bonds and deferred payment securities. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. Step-coupon securities are debt securities that do not make regular cash interest payments and are sold at a deep discount to their face value. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Zero coupon securities may have conversion features. PIK
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bonds pay all or a portion of their interest in the form of debt or equity securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Deferred payment securities are often sold at substantial discounts from their maturity value.
Zero coupon securities, PIK bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, PIK bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of a Fund’s limitation on investments in illiquid securities.
Current federal income tax law requires the holder of zero coupon securities, certain PIK bonds and deferred payment securities acquired at a discount (such as Brady Bonds) to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes, a Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.
The Index Funds
NVIT Bond Index Fund. The investment objective of the NVIT Bond Index Fund is to seek to match the performance of the Bloomberg U.S. Aggregate Bond Index (the “Aggregate Index”) as closely as possible before the deduction of Fund expenses. The Aggregate Index is composed primarily of U.S. dollar denominated investment grade bonds of different types, including U.S. government securities; U.S. government agency securities; corporate bonds issued by U.S. and foreign companies; mortgage-backed securities; securities of foreign governments and their agencies; and securities of supranational entities, such as the World Bank. There can be no assurance that the investment objective of the Fund will be achieved.
NVIT International Index Fund. The investment objective of the NVIT International Index Fund is to seek to match the performance of the MSCI Europe, Australia and Far East Index (the “EAFE Index”) as closely as possible before the deduction of Fund expenses. The EAFE Index is a market-weighted index composed of common stocks of companies from various industrial sectors whose primary trading markets are located outside the United States. There can be no assurance that the investment objective of the Fund will be achieved.
NVIT Mid Cap Index Fund. The investment objective of the NVIT Mid Cap Index Fund is to seek capital appreciation. There can be no assurance that the investment objective of the Fund will be achieved.
NVIT S&P 500 Index Fund. The investment objective of the NVIT S&P 500 Index Fund is to seek long-term capital appreciation. There can be no assurance that the investment objective of the Fund will be achieved.
NVIT Small Cap Index Fund. The investment objective of the NVIT Small Cap Index Fund is to seek to match the performance of the Russell 2000® Index (the “Russell 2000”) as closely as possible before the deduction of Fund expenses. The Russell 2000 is a market-weighted index composed of approximately 2000 common stocks of smaller U.S. companies in a wide range of businesses chosen by Russell Investments based on a number of factors, including industry representation, market value, economic sector and operating/financial condition. There can be no assurance that the investment objective of the Fund will be achieved.
About Indexing. The Index Funds are not managed according to traditional methods of “active” investment management, which involve the buying and selling of securities based upon economic, financial, and market analyses and investment judgment. Instead, each Index Fund, utilizing essentially a “passive” or “indexing” investment approach, seeks to replicate, before each Fund’s expenses (which can be expected to reduce the total return of the Fund), the total return of its respective index.
Indexing and Managing the Funds. Each Index Fund will be substantially invested in securities in the applicable index, and invests at least 80% of its net assets in securities or other financial instruments which are contained in or correlated with securities in the applicable index.
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Because each Index Fund seeks to replicate the total return of its respective index, its subadviser generally will not attempt to judge the merits of any particular security as an investment but will seek only to replicate the total return of the securities in the relevant index. However, the subadviser may omit or remove a security which is included in an index from the portfolio of an Index Fund if, following objective criteria, the subadviser judges the security to be insufficiently liquid, believes the merit of the investment has been substantially impaired by extraordinary events or financial conditions, or determines that the security is no longer useful in attempting to replicate the total return of the index.
An Index Fund subadviser may acquire certain financial instruments based upon individual securities or based upon or consisting of one or more baskets of securities (which basket may be based upon a target index). Certain of these instruments may represent an indirect ownership interest in such securities or baskets. Others may provide for the payment to an Index Fund or by an Index Fund of amounts based upon the performance (positive, negative or both) of a particular security or basket. The subadviser will select such instruments when it believes that the use of the instrument will correlate substantially with the expected total return of a target security or index. In connection with the use of such instruments, the subadviser may enter into short sales in an effort to adjust the weightings of particular securities represented in the basket to more accurately reflect such securities weightings in the target index.
The ability of each Index Fund to satisfy its investment objective depends to some extent on the subadviser’s ability to manage cash flow (primarily from purchases and redemptions and distributions from the Fund’s investments). An Index Fund subadviser will make investment changes to an Index Fund’s portfolio to accommodate cash flow while continuing to seek to replicate the total return of the target index. Investors should also be aware that the investment performance of each index is a hypothetical number which does not take into account brokerage commissions and other transaction costs, custody and other costs of investing, and any incremental operating costs (e.g., transfer agency, accounting) that will be borne by the Index Funds.
Each Index Fund’s ability to replicate the total return of its respective index may be affected by, among other things, transaction costs, administration and other expenses incurred by the Index Fund, taxes (including foreign withholding taxes, which will affect the NVIT International Index Fund and the NVIT Bond Index Fund due to foreign tax withholding practices), and changes in either the composition of the index or the assets of an Index Fund. In addition, each Index Fund’s total return will be affected by incremental operating costs (e.g., investment advisory, transfer agency, accounting) that will be borne by the Fund.
Additional Information Concerning the Indices
Aggregate Index. The NVIT Bond Index Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with Bloomberg. Bloomberg does not have responsibility for and does not participate in the NVIT Bond Index Fund’s management.
Russell 2000 Index. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell 2000 Index. Russell® is a trademark of Russell Investment Group (“Russell Investments”).The NVIT Small Cap Index Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with Russell Investments. Russell Investments is not responsible for and has not reviewed the NVIT Small Cap Index Fund nor any associated literature or publications and Russell Investments makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.
Russell Investments reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell 2000 Index. Russell Investments has no obligation to take the needs of any particular fund or its shareholders or any other product or person into consideration in determining, composing or calculating the Russell 2000 Index. Russell Investments’ publication of the Russell 2000 Index in no way suggests or implies an opinion by Russell Investments as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell 2000 Index is based. RUSSELL INVESTMENTS MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE RUSSELL 2000 INDEX OR ANY DATA INCLUDED IN THE RUSSELL 2000 INDEX. RUSSELL INVESTMENTS MAKES NO REPRESENTATION OR WARRANTY REGARDING THE USE, OR THE RESULTS OF USE, OF THE RUSSELL 2000 INDEX OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE RUSSELL 2000 INDEX. RUSSELL INVESTMENTS MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY
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DISCLAIMS ANY WARRANTY OF ANY KIND, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE RUSSELL 2000 INDEX OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.
EAFE Index. The NVIT International Index Fund is not sponsored, endorsed, sold or promoted by MSCI Inc. (“MSCI”), any of its affiliates, any of its information providers or any other third party involved in, or related to, compiling, computing or creating any MSCI index (collectively, the “MSCI Parties”), including the EAFE Index. The EAFE Index is the exclusive property of MSCI. MSCI and the EAFE Index are service mark(s) of MSCI or its affiliates and have been licensed for use for certain purposes by Nationwide Fund Advisors, as the investment adviser to the NVIT International Index Fund. None of the MSCI Parties makes any representation or warranty, express or implied, to the issuer or shareholders of the NVIT International Index Fund or any other person or entity regarding the advisability of investing in funds generally or in the NVIT International Index Fund particularly or the ability of any MSCI index to track corresponding stock market performance. MSCI or its affiliates are the licensors of certain trademarks, service marks and trade names and of the MSCI indices which are determined, composed and calculated by MSCI without regard to the NVIT International Index Fund or its shareholders or any other person or entity. None of the MSCI Parties has any obligation to take the needs of the NVIT International Index Fund or its shareholders or any other person or entity into consideration in determining, composing or calculating the MSCI indices. None of the MSCI Parties is responsible for or has participated in the determination of the timing of, prices at, or quantities of the NVIT International Index Fund to be issued or in the determination or calculation of the equation by or the consideration into which the NVIT International Index Fund is redeemable. Further, none of the MSCI Parties has any obligation or liability to the NVIT International Index Fund or its shareholders or any other person or entity in connection with the administration, marketing or offering of the NVIT International Index Fund.
Although MSCI shall obtain information for inclusion in or for use in the calculation of the MSCI indices from sources that MSCI considers reliable, none of the MSCI Parties warrants or guarantees the originality, accuracy and/or the completeness of any MSCI index or any data included therein. None of the MSCI Parties makes any warranty, express or implied, as to results to be obtained by the NVIT International Index Fund, its shareholders, or any other person or entity, from the use of any MSCI index or any data included therein. None of the MSCI Parties shall have any liability for any errors, omissions or interruptions of or in connection with any MSCI index or any data included therein. Further, none of the MSCI Parties makes any express or implied warranties of any kind, and the MSCI Parties hereby expressly disclaim all warranties of merchantability and fitness for a particular purpose, with respect to each MSCI index and any data included therein. Without limiting any of the foregoing, in no event shall any of the MSCI Parties have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
No purchaser, seller or holder of shares of the NVIT International Index Fund, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contacting MSCI to determine whether MSCI’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.
S&P 500 Index and S&P 400 Index. Standard & Poor’s 500®, S&P 500®, Standard & Poor’s MidCap 400®, S&P MidCap 400®, and S&P 400® are trademarks of The McGraw-Hill Companies, Inc. Pursuant to an agreement with McGraw-Hill Companies, Inc., on behalf of the NVIT S&P 500 Index Fund and NVIT Mid Cap Index Fund, the Funds are authorized to use the trademarks of the McGraw-Hill Companies, Inc. The NVIT S&P 500 Index Fund and the NVIT Mid Cap Index Fund are not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”). S&P makes no representation or warranty, expressed or implied, to the shareholders of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the S&P 500® Index or the S&P 400® Index to track general stock market performance. S&P’s only relationship to the Funds, the adviser or subadvisers is the licensing of certain trademarks and trade names of S&P and of the S&P 500® and S&P 400® indices which are determined, composed and calculated by S&P without regard to the Funds. S&P has no obligation to take the needs of the Funds or their shareholders into consideration in determining, composing or calculating the S&P 500® and S&P 400® Indices. S&P is not responsible for or has not participated in the determination of the prices and amount of the Funds’ shares or the timing of the issuance or sale of Fund shares or in the determination or calculation of the equation by which Fund shares are redeemed. S&P has no obligation or liability in connection with the administration, marketing or trading of the Funds. S&P does not guarantee the accuracy makes no warranty, expressed or implied as to the results to be obtained by the Funds, shareholders of the Funds, or any other person or entity from the use of the S&P 500® or S&P 400®
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Indices or any data included therein. Without limiting any of the foregoing, in no event shall S&P 500® and S&P 400® Indices have any liability for any special, punitive, indirect, or consequential damages, including lost profits even if notified of the possibility of such damages.
Portfolio Turnover
The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases and sales of portfolio securities for the year by the monthly average value of the portfolio securities, excluding securities whose maturities at the time of purchase were one year or less. High portfolio turnover rates generally will result in higher brokerage expenses, and may increase the volatility of the Fund. The table below shows any significant variation in the Funds' portfolio turnover rate for the fiscal years ended December 31, 2024 and 2023, or any anticipated variation in the portfolio turnover rate from that reported for the last fiscal year:
Fund	For the Fiscal Year Ended December 31, 2024	For the Fiscal Year Ended December 31, 2023
NVIT BlackRock Equity Dividend Fund[1]	[____%]	41.27%
NVIT Bond Index Fund[1]	[____%]	74.37%
NVIT Calvert Equity Fund[2]	[____%]	92.57%
NVIT Doubleline Total Return Tactical Fund[1]	[____%]	83.14%
NVIT Federated High Income Bond Fund[1]	[____%]	14.98%
NVIT Invesco Small Cap Growth Fund[2]	[____%]	90.98%
NVIT J.P. Morgan Innovators Fund[2]	[____%]	93.79%
NVIT Jacobs Levy Large Cap Core Fund[2]	[____%]	166.06%
NVIT Jacobs Levy Large Cap Growth Fund[1]	[____%]	106.31%
NVIT Loomis Core Bond Fund[1]	[____%]	37.32%
NVIT Loomis Short Term Bond Fund[2]	[____%]	209.72%
NVIT NS Partners International Focused Growth Fund[1]	[____%]	27.79%
NVIT Real Estate Fund[2]	[____%]	107.42%
NVIT Victory Mid Cap Value Fund[1]	[____%]	36.55%
NVIT J.P. Morgan US Technology Leaders Fund[2]	[____%]	31.34%
NVIT J.P. Morgan Large Cap Growth Fund[2]	[____%]	59.02%
1 The portfolio managers for the Funds are not limited by portfolio turnover in their management style, and a Fund’s portfolio turnover will fluctuate based on particular market conditions and stock valuations. In the fiscal year ended December 31, 2024, the portfolio managers made fewer changes than they deemed necessary during fiscal year ended December 31, 2023.
2 The portfolio managers for the Funds are not limited by portfolio turnover in their management style, and a Fund’s portfolio turnover will fluctuate based on particular market conditions and stock valuations. In the fiscal year ended December 31, 2024, the portfolio managers made more changes than they deemed necessary during fiscal year ended December 31, 2023.
Investment Restrictions
The following are fundamental investment restrictions for each of the Funds which cannot be changed without the vote of the majority of the outstanding shares of the Fund for which a change is proposed. The vote of the majority of the outstanding securities means the vote of (i) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (ii) a majority of the outstanding voting securities, whichever is less.
Each of the Funds:
●May not lend any security or make any other loan except that each Fund may, in accordance with its investment objective and policies, (i) lend portfolio securities, (ii) purchase and hold debt securities or other debt instruments, including but not limited to loan participations and subparticipations, assignments, and structured securities, (iii) make loans secured by mortgages on real property, (iv) enter into repurchase agreements, and (v) make time deposits with financial institutions and invest in instruments issued by financial institutions, and enter into any other lending arrangement as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.
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●May not purchase or sell real estate, except that each Fund may (i) acquire real estate through ownership of securities or instruments and sell any real estate acquired thereby, (ii) purchase or sell instruments secured by real estate (including interests therein), and (iii) purchase or sell securities issued by entities or investment vehicles that own or deal in real estate (including interests therein).
●May not borrow money or issue senior securities, except that each Fund may enter into reverse repurchase agreements and may otherwise borrow money and issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.
●May not purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus or SAI of such Fund.
●May not act as an underwriter of another issuer’s securities, except to the extent that each Fund may be deemed an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.
In addition, each Fund, except NVIT S&P 500 Index Fund, NVIT Bond Index Fund, NVIT International Index Fund, NVIT Small Cap Index Fund, NVIT Real Estate Fund, NVIT DoubleLine Total Return Tactical Fund, NVIT J.P. Morgan Digital Evolution Strategy Fund and NVIT J.P. Morgan Large Cap Growth Fund:
●May not purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the Fund’s total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the Fund’s total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The NVIT Government Money Market Fund will be deemed to be in compliance with this restriction so long as it is in compliance with Rule 2a-7 under the 1940 Act, as such Rule may be amended from time to time.
Each Fund, except for the NVIT Bond Index Fund, NVIT International Index Fund, NVIT J.P. Morgan Digital Evolution Strategy Fund, NVIT J.P. Morgan U.S. Equity Fund, NVIT J.P. Morgan US Technology Leaders Fund, NVIT Real Estate Fund, NVIT S&P 500 Index Fund and NVIT Small Cap Index Fund:
●May not purchase the securities of any issuer if, as a result, more than 25% (taken at current value) of the Fund’s total assets would be invested in the securities of issuers, the principal activities of which are in the same industry. This limitation does not apply to securities issued by the U.S. government or its agencies or instrumentalities.
The NVIT S&P 500 Index Fund, NVIT Bond Index Fund, NVIT International Index Fund, and NVIT Small Cap Index Fund:
●May not purchase the securities of any issuer if, as a result, 25% or more (taken at current value) of the Fund’s total assets would be invested in the securities of issuers, the principal activities of which are in the same industry; provided, that in replicating the weightings of a particular industry in its target index, the Fund may invest more than 25% of its total assets in securities of issuers in that industry.
The NVIT J.P. Morgan U.S. Equity Fund
●May not purchase the securities of any issuer if, as a result, 25% or more (taken at current value) of the Fund's total assets would be invested in the securities of the issuers, the principal activities of which are in the same industry; provided, that a Fund may invest more than 25% of its total assets in securities of issuers in an industry if the concentration in an industry is the result of the weighting in a particular industry.
Concentration Policies
The following Fund invests 25% or more of its assets in the securities of companies in the same or related industries as described below:
The NVIT Real Estate Fund:
●Shall invest more than 25% of its total assets in the securities of issuers in real estate industries.
●For purposes of calculation of this restriction, the Fund considers whether it has invested 25% or more of its total assets in the companies of the required industries.
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Each of the following Funds invests at least 25% of its assets in the securities of companies in the same or related industries as described below:
The NVIT J.P. Morgan Digital Evolution Strategy Fund:
●Will invest at least 25% of its total assets in at least one of the following technology sector industries or any combination thereof:  semiconductor, semiconductor equipment, hardware, software, information technology services, communications equipment, social media, biotechnology and interactive media.
The NVIT J.P. Morgan US Technology Leaders Fund:
●Will invest at least 25% of its total assets in technology sector industries. These industries include semiconductor, semiconductor equipment, hardware, software, internet, information technology services, networking, communications equipment, social media, interactive media, medical technology and financial technology.
Each of the NVIT AQR Large Cap Defensive Style Fund, NVIT Government Bond Fund and NVIT Government Money Market Fund:
●May not purchase securities on margin, but the Fund may obtain such credits as may be necessary for the clearance of purchases and sales of securities and except as may be necessary to make margin payments in connection with derivative securities transactions.
The following are the non-fundamental operating policies of each of the Funds, except NVIT AQR Large Cap Defensive Style Fund, NVIT Government Bond Fund and NVIT Government Money Market Fund, which may be changed by the Board of Trustees without shareholder approval:
Each Fund may not:
●Sell securities short (except for the NVIT Mid Cap Index Fund), unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short or unless it covers such short sales as required by the current rules and positions of the SEC or its staff, and provided that short positions in forward currency contracts, options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short. The NVIT Mid Cap Index Fund may only sell securities short in accordance with the description contained in its Prospectus or in this SAI.
●Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with options, futures contracts, options on futures contracts, and transactions in currencies or other derivative instruments shall not constitute purchasing securities on margin.
●Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid. If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in net asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value or other external events cause a Fund’s investments in illiquid securities including repurchase agreements with maturities in excess of seven days, to exceed the limit set forth above for such Fund’s investment in illiquid securities, a Fund will act to cause the aggregate amount of such securities to come within such limit as soon as is reasonably practicable. In such an event, however, such a Fund would not be required to liquidate any portfolio securities where a Fund would suffer a loss on the sale of such securities.
●Pledge, mortgage or hypothecate any assets owned by the Fund except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging, or hypothecating may not exceed 33 1∕3% of the Fund’s total assets.
Each of the Funds, except the NVIT Bond Index Fund, NVIT International Index Fund, and NVIT Small Cap Index Fund, may not:
●Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.
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The following are the non-fundamental operating policies of the NVIT AQR Large Cap Defensive Style Fund, NVIT Government Bond Fund and NVIT Government Money Market Fund which may be changed by the Board of Trustees without shareholder approval:
Each Fund may not:
●Make short sales of securities.
●Purchase or otherwise acquire any other securities if, as a result, more than 15% (5% with respect to the NVIT Government Money Market Fund) of its net assets would be invested in securities that are illiquid. If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in net asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value or other external events cause a Fund’s investments in illiquid securities including repurchase agreements with maturities in excess of seven days, to exceed the limit set forth above for such Fund’s investment in illiquid securities, a Fund will act to cause the aggregate amount of such securities to come within such limit as soon as is reasonably practicable. In such event, however, such Fund would not be required to liquidate any portfolio securities where a Fund would suffer a loss on the sale of such securities.
●Purchase securities of other investment companies, except (a) in connection with a merger, consolidation, acquisition or reorganization and (b) to the extent permitted by the 1940 Act, or any rules or regulations thereunder, or pursuant to any exemption therefrom.
●Pledge, mortgage or hypothecate any assets owned by the Fund except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging, or hypothecating may not exceed 33 1∕3% of the Fund’s total assets.
A Fund’s obligation not to pledge, mortgage, or hypothecate assets in excess of 33 1∕3% of the Fund’s total assets with respect to permissible borrowings or investments, as described above, is a continuing obligation and such asset segregation and coverage must be maintained on an ongoing basis. For any other percentage restriction or requirement described above that is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in net asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value or other external events cause a Fund’s investments in illiquid securities including repurchase agreements with maturities in excess of seven days, to exceed the limit set forth above for such Fund’s investment in illiquid securities, a Fund will act to cause the aggregate amount such securities to come within such limit as soon as reasonably practicable. In such event, however, such Fund would not be required to liquidate any portfolio securities where a Fund would suffer a loss on the sale of such securities.
Certain Funds have adopted a non-fundamental policy, as required by Rule 35d-1 under the 1940 Act, to invest, under normal circumstances, at least 80% the Fund’s net assets in the type of investment suggested by the Fund’s name (“80 Percent Policy”). The scope of the 80 Percent Policy includes Fund names suggesting that a Fund focuses its investments in: (i) a particular type of investment or investments; (ii) a particular industry or group of industries; or (iii) certain countries or geographic regions. The 80 Percent Policy also applies to a Fund name suggesting that the Fund’s distributions are exempt from federal income tax or from both federal and state income tax. Each Fund that has adopted the 80 Percent Policy also has adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change in such investment policy.
Internal Revenue Code Restrictions
In addition to the investment restrictions above, each Fund must be diversified according to Internal Revenue Code requirements. Specifically, at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more qualified publicly traded partnerships (“QPTPs”).
56

Also, there are four requirements imposed on the Funds under Subchapter L of the Internal Revenue Code because they are used as investment options funding variable insurance products.

1)
A Fund may invest no more that 55% of its total assets in one issuer (including securities issued or guaranteed by the
U.S. government or any of its agencies or instrumentalities);
2)
A Fund may invest no more that 70% of its total assets in two issuers (including securities issued or guaranteed by the
U.S. government or any of its agencies or instrumentalities);
3)
A Fund may invest no more that 80% of its total assets in three issuers (including securities issued or guaranteed by the
U.S. government or any of its agencies or instrumentalities); and
4)
A Fund may invest no more that 90% of its total assets in four issuers (including securities issued or guaranteed by the
U.S. government or any of its agencies or instrumentalities).
Each U.S. government agency or instrumentality shall be treated as a separate issuer.
Insurance Law Restrictions
In connection with the Trust’s agreement to sell shares to separate accounts to fund benefits payable under variable life insurance policies and variable annuity contracts, the Trust’s investment adviser, NFA, and the insurance companies may enter into agreements, required by certain state insurance departments, under which NFA may agree to use its best efforts to assure and permit insurance companies to monitor that each Fund of the Trust complies with the investment restrictions and limitations prescribed by state insurance laws and regulations applicable to the investment of separate account assets in shares of mutual funds. If a Fund failed to comply with such restrictions or limitations, the separate accounts would take appropriate action which might include ceasing to make investments in the Fund or withdrawing from the state imposing the limitation. Such restrictions and limitations are not expected to have a significant impact on the Trust’s operations.
Disclosure of Portfolio Holdings
The Board of Trustees has adopted policies and procedures regarding the disclosure of portfolio holdings information to protect the interests of Fund shareholders and to address potential conflicts of interest that could arise between the interests of Fund shareholders and the interests of the Funds' investment adviser, principal underwriter or affiliated persons of the Funds' investment adviser or principal underwriter. The Trust’s overall policy with respect to the release of portfolio holdings is to release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Trust will not make available to anyone non-public information with respect to its portfolio holdings until such time as the information is made available to all shareholders or the general public.
The policies and procedures are applicable to NFA and any subadviser to the Funds. Pursuant to the policy, the Funds, NFA, any subadviser, and any service provider acting on their behalf are obligated to:
●Act in the best interests of Fund shareholders by protecting non-public and potentially material portfolio holdings information;
●Ensure that portfolio holdings information is not provided to a favored group of clients or potential clients; and
●Adopt such safeguards and controls around the release of client information so that no client or group of clients is unfairly disadvantaged as a result of such release.
Portfolio holdings information that is not publicly available will be released selectively only pursuant to the exceptions described below. In most cases, even where an exception applies, the release of portfolio holdings is strictly prohibited until the information is at least 15 calendar days old. Nevertheless, NFA’s Leadership Team or its duly authorized delegate may authorize, where circumstances dictate, the release of more current portfolio holdings information.
Except for the NVIT Jacobs Levy Large Cap Growth Fund and NVIT Jacobs Levy Large Cap Core Fund, each Fund posts onto the Trust’s internet site (nationwide.com/mutualfundsnvit) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and generally remain available on the internet site until the Fund files its next portfolio holdings report on Form N-CSR or Form N-PORT with the SEC. The NVIT Government Money Market Fund posts onto the Trust’s internet site, no later than the fifth business day of each month, a schedule of its investments as of the last business day or subsequent calendar day of the prior month and maintains such portfolio holdings information for no less than six months after posting. All Funds (including the
57

NVIT Jacobs Levy Large Cap Growth Fund and NVIT Jacobs Levy Large Cap Core Fund), disclose their complete portfolio holdings information to the SEC using Form N-PORT within 60 days of the end of the third month of the first and third quarters of the Funds' fiscal year and on Form N-CSR on the second and fourth quarters of the Funds' fiscal year. The NVIT Government Money Market Fund discloses its complete portfolio holdings information to the SEC on Form N-CSR and files monthly reports using Form N-MFP. Shareholders receive either complete portfolio holdings information or summaries of Fund portfolio holdings with their annual and semiannual reports.
Exceptions to the portfolio holdings release policy described above can only be authorized by NFA’s Leadership Team or its duly authorized delegate and will be made only when:
●A Fund has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public;
●The recipient of the information provides written assurances that the non-public portfolio holdings information will remain confidential and that persons with access to the information will be prohibited from trading based on the information; and
●The release of such information would not otherwise violate the antifraud provisions of the federal securities laws or the Funds' fiduciary duties.
Under this policy, the receipt of compensation by a Fund, NFA, a subadviser, or an affiliate as consideration for disclosing non-public portfolio holdings information will not be deemed a legitimate business purpose.
The Funds have ongoing arrangements to distribute information about the Funds' portfolio holdings to the Funds' third-party service providers described herein (e.g., investment adviser, subadvisers, registered independent public accounting firm, administrator, transfer agent, sub-administrator, sub-transfer agent, custodian and legal counsel) as well as Wolters Kluwer Financial Services, Inc. (GainsKeeper); SunGard Financial Systems (Wall Street Concepts); Style Research, Inc.; Synthesis Technology; Ernst & Young, LLP; Institutional Shareholder Services, Inc.; Lipper Inc., Morningstar, Inc.; Bloomberg LP; Global Trading Analytics; RiskMetrics Group, Inc.; FactSet Research Systems, Inc.; the Investment Company Institute; AllVue Everest; Amazon Web Services (AWS); Confluence/InvestmentMetrics/Style Analytics; Microsoft; RIMES; SmartStream Technologies; Snowflake; Trioptima; TS Imagine Inc.; Bank of New York; MSCI Inc.; ICE Data Pricing & Reference Data LLC; GTA Babelfish, LLC; KPMG LLC; Qontigo (Aximoa Risk System); Financial Recovery Technologies; and, on occasion, to transition managers such as BlackRock Institutional Trust Company; Fidelity Capital Markets (a division of National Financial Services, LLC); Capital Institutional Services; State Street Bank and Trust Company; Electra Information Systems; Virtu Americas LLC; Russell Investments Implementation Services, LLC; or Macquarie Capital (USA) Inc.; where such transition manager provides portfolio transition management assistance (e.g., upon change of subadviser, etc.). These organizations are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds. No compensation or other consideration is received by the Funds, NFA or any other party in connection with each such ongoing arrangement.
NFA conducts periodic reviews of compliance with the policy and the Funds' Chief Compliance Officer provides annually a report to the Board of Trustees regarding the operation of the policy and any material changes recommended as a result of such review. NFA’s compliance staff also will submit annually to the Board of Trustees a list of exceptions granted to the policy, including an explanation of the legitimate business purpose of the Fund that was served as a result of the exception.
Trustees and Officers of the Trust
Management Information
Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are [__] series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Investment Management Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.
58

Independent Trustees
Kristina Junco Bradshaw
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1980	Trustee since January 2023	[__]
Principal Occupation(s) During the Past Five Years (or Longer)
Retired. Ms. Bradshaw was a Portfolio Manager on the Dividend Value team at Invesco from August 2006 to August 2020.
Prior to this time, Ms. Bradshaw was an investment banker in the Global Energy & Utilities group at Morgan Stanley from
June 2002 to July 2004.

Other Directorships held During the Past Five Years[2]
Board Member of Southern Smoke Foundation from August 2020 to present, Advisory Board Member of Dress for Success from April 2013 to present, Trustee/Executive Board Member of Houston Ballet from September 2011 to present and
President since July 2022, and Board Member of Hermann Park Conservancy from August 2011 to present, serving as
Board Chair since 2020.

Experience, Qualifications, Attributes, and Skills for Board Membership
Ms. Bradshaw has significant board experience; significant portfolio management experience in the investment management industry and is a Chartered Financial Analyst.

Lorn C. Davis
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1968	Trustee since January 2021	[__]
Principal Occupation(s) During the Past Five Years (or Longer)
Mr. Davis has been a Managing Partner of College Hill Capital Partners, LLC (private equity) since June 2016. From
September 1998 until May 2016, Mr. Davis originated and managed debt and equity investments for John Hancock Life
Insurance Company (U.S.A.)/Hancock Capital Management, LLC, serving as a Managing Director from September 2003 through May 2016.

Other Directorships held During the Past Five Years[2]
Board Member of The Pine Street Inn from 2009 to present, currently serving as Chair of the Board, Member of the
Advisory Board (non-fiduciary) of Mearthane Products Corporation from September 2019 to present, Board Member of
The College of Holy Cross since July 2022, and Member of Board of Managers of the College Circle Creamery Holdings
since February 2023.

Experience, Qualifications, Attributes, and Skills for Board Membership
Mr. Davis has significant board experience; significant past service at a large asset management company and significant experience in the investment management industry. Mr. Davis is a Chartered Financial Analyst and earned a Certificate of
Director Education from the National Association of Corporate Directors in 2008.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	[__]
Principal Occupation(s) During the Past Five Years (or Longer)
Retired. From 1988 through 2003, Ms. Jacobs was a Managing Director and European Portfolio Manager of CREF
Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund). Ms. Jacobs also served as
Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January
2001 through January 2006.

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present.
Experience, Qualifications, Attributes, and Skills for Board Membership
Ms. Jacobs has significant board experience and significant executive and portfolio management experience in the investment management industry.

Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
59

1964	Trustee since March 2012; Chairman since January 2021	[__]
Principal Occupation(s) During the Past Five Years (or Longer)
As of January 1, 2024, Mr. Karlawish is a Partner, Senior Wealth Advisor with Curi RMB Capital. Previously, he was
Senior Director of Wealth Management with Curi Wealth Management which acquired Park Ridge Asset Management,
LLC in August 2022. Prior to this time, Mr. Karlawish was a partner with Park Ridge Asset Management, LLC since
December 2008 and also served as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the
President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance
Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years[2] None
Experience, Qualifications, Attributes, and Skills for Board Membership
Mr. Karlawish has significant board experience, including past service on the boards of BB&T Mutual Funds and BB&T
Variable Insurance Funds; significant executive experience, including past service at a large asset management company and significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	[__]
Principal Occupation(s) During the Past Five Years (or Longer)
Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October
2005.

Other Directorships held During the Past Five Years[2] None
Experience, Qualifications, Attributes, and Skills for Board Membership
Ms. Kosel has significant board experience, including past service on the boards of Evergreen Funds and Sun Capital
Advisers Trust; significant executive experience, including past service at a large asset management company and significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	[__]
Principal Occupation(s) During the Past Five Years (or Longer)
Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a
$2.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None
Experience, Qualifications, Attributes, and Skills for Board Membership
Mr. Kridler has significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations and significant service to his community and the philanthropic field in numerous leadership roles.

Charlotte Tiedemann Petersen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1960	Trustee since January 2023	[__]
Principal Occupation(s) During the Past Five Years (or Longer)
Self-employed as a private real estate investor/principal since January 2011. Ms. Petersen served as Chief Investment
Officer at Alexander Capital Management from April 2006 to December 2010. From July 1993 to June 2002, Ms. Petersen
was a Portfolio Manager, Partner and Management Committee member of Denver Investment Advisors LLC.

Other Directorships held During the Past Five Years[2] Investment Committee for the University of Colorado Foundation from February 2015 to June 2022.
60

Experience, Qualifications, Attributes, and Skills for Board Membership
Ms. Petersen has significant board experience including past service as a Trustee of Scout Funds and Director of Fischer
Imaging, where she chaired committees for both entities; significant experience in the investment management industry and is a Chartered Financial Analyst.

David E. Wezdenko
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since January 2021	[__]
Principal Occupation(s) During the Past Five Years (or Longer)
Mr. Wezdenko is a Co-Founder of Blue Leaf Ventures (venture capital firm, founded May 2018). From November 2008 until December 2017, Mr. Wezdenko was Managing Director of JPMorgan Chase & Co.

Other Directorships held During the Past Five Years[2]
Independent Trustee for National Philanthropic Trust from October 2021 to present and Board Member for Saint Vincent de
Paul of Palm Beach County from May 2023 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership
Mr. Wezdenko has significant board experience; significant past service at a large asset and wealth management company and significant experience in the investment management industry.

Interested Trustee
M. Diane Koken[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1952	Trustee since April 2019	[__]
Principal Occupation(s) During the Past Five Years (or Longer)
Self-employed as a legal/regulatory consultant since 2007. Ms. Koken served as Insurance Commissioner of Pennsylvania, for three governors, from 1997–2007, and as the President of the National Association of Insurance Commissioners (NAIC)
from September 2004 to December 2005. Prior to becoming Insurance Commissioner of Pennsylvania, she held multiple legal roles, including vice president, general counsel and corporate secretary of a national life insurance company.

Other Directorships held During the Past Five Years[2]
Director of Nationwide Mutual Insurance Company 2007-present, Director of Nationwide Mutual Fire Insurance Company
2007-present, Director of Nationwide Corporation 2007-present, Director of Capital BlueCross 2011-2022, Director of
NORCAL Mutual Insurance Company 2009-2021, Director of Medicus Insurance Company 2009-2021, Director of
Hershey Trust Company 2016-present, Manager of Milton Hershey School Board of Managers 2016-present, Director of
Hershey Foundation 2016-present, and Director of The Hershey Company 2017-present.

Experience, Qualifications, Attributes, and Skills for Board Membership
Ms. Koken has significant board experience and significant executive, legal and regulatory experience, including past service as a cabinet-level state insurance commissioner and general counsel of a national life insurance company.

1
Length of time served includes time served with the Trust’s predecessors. The tenure of each Trustee is subject to the Board’s retirement policy, which states that a Trustee shall retire from the Boards of Trustees of the Trusts effective on December 31 of the calendar year during which he or she turns 75 years of age; provided this policy does not apply to a person who became a Trustee prior to September 11, 2019.
2
Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act, which are required to be disclosed in this SAI. In addition, certain other directorships not meeting the aforementioned requirements may be included for certain Trustees such as board positions on non-profit organizations.
3
Ms. Koken is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.
Officers of the Trust
Kevin T. Jestice
Year of Birth	Positions Held with Funds and Length of Time Served
1980	President, Chief Executive Officer and Principal Executive Officer since March 2023
61

Principal Occupation(s) During the Past Five Years (or Longer)
Mr. Jestice is President and Chief Executive Officer of Nationwide Investment Management Group and is a Senior Vice
President of Nationwide Mutual Insurance Company.[1] He previously served as Vice President of Internal Sales and Service
(ISS) and Institutional Investments Distribution (IID) for Nationwide Financial Services, Inc. Prior to joining Nationwide in 2020, Mr. Jestice served as Principal, Head of Enterprise Advice and as Principal, Head of Institutional Investor Services
at The Vanguard Group, Inc. for more than 13 years.

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served
1963	Senior Vice President and Head of Fund Operations since December 2015
Principal Occupation(s) During the Past Five Years (or Longer)
Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Investment Management Group, and
is a Vice President of Nationwide Mutual Insurance Company.[1] He previously served as the Trust’s Treasurer and Principal
Financial Officer, and served temporarily as the Trust’s President, Chief Executive Officer and Principal Executive Officer
from September 2022 until March 2023.

David Majewski
Year of Birth	Positions Held with Funds and Length of Time Served
1976	Treasurer and Principal Financial Officer since September 2022
Principal Occupation(s) During the Past Five Years (or Longer) Mr. Majewski previously served as the Trust’s Assistant Secretary and Assistant Treasurer.
Kevin Grether
Year of Birth	Positions Held with Funds and Length of Time Served
1970	Senior Vice President and Chief Compliance Officer since December 2021
Principal Occupation(s) During the Past Five Years (or Longer)
Mr. Grether is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of
Nationwide Mutual Insurance Company.[1] He previously served as the VP, Chief Compliance Officer for the Nationwide
Office of Investments and its registered investment adviser, Nationwide Asset Management, LLC.

Stephen R. Rimes
Year of Birth	Positions Held with Funds and Length of Time Served
1970	Secretary, Senior Vice President and General Counsel since December 2019
Principal Occupation(s) During the Past Five Years (or Longer)
Mr. Rimes is Vice President, Associate General Counsel and Secretary for Nationwide Investment Management Group, and
Vice President of Nationwide Mutual Insurance Company.[1] He previously served as Assistant General Counsel for Invesco from 2000-2019.

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016
Principal Occupation(s) During the Past Five Years (or Longer)
Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for Nationwide Investment
Management Group, and is a Vice President of Nationwide Mutual Insurance Company.[1]

Benjamin Hoecherl
Year of Birth	Positions Held with Funds and Length of Time Served
1976	Senior Vice President, Head of Business and Product Development since December 2023
Principal Occupation(s) During the Past Five Years (or Longer)
Mr. Hoecherl is Vice President, Head of Business and Product Development for Nationwide Investment Management
Group, and is a Vice President of Nationwide Mutual Insurance Company.[1]He previously served as AVP for Nationwide
ProAccount within Nationwide Retirement Solutions.

1
These positions are held with an affiliated person or principal underwriter of the Funds.
62

Responsibilities of the Board of Trustees
The Board of Trustees (the “Board”) has oversight responsibility for the conduct of the affairs of the Trust. The Board approves policies and procedures regarding the operation of the Trust, regularly receives and reviews reports from NFA regarding the implementation of such policies and procedures, and elects the Officers of the Trust to perform the daily functions of the Trust. The Chairman of the Board is an Independent Trustee.
Board Leadership Structure
The Board approves financial arrangements and other agreements between the Funds, on the one hand, and NFA, any subadvisers or other affiliated parties, on the other hand. The Independent Trustees meet regularly as a group in executive session and with independent legal counsel. The Board has determined that the efficient conduct of the Board’s affairs makes it desirable to delegate responsibility for certain specific matters to Committees of the Board (“Committees”), as described below. The Committees meet as often as necessary, either in conjunction with regular meetings of the Board or otherwise. The membership and chair of each Committee are appointed by the Board upon recommendation of the Nominating and Fund Governance Committee.
This structure is reviewed by the Board periodically, and the Board believes it to be appropriate and effective. The Board also completes an annual self-assessment during which it reviews its leadership and Committee structure, and considers whether its structure remains appropriate in light of the Funds' current operations.
Each Trustee shall hold office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement, or inability otherwise to serve, or, if sooner than any of such events, until the next meeting of shareholders called for the purpose of electing Trustees or consent of shareholders in lieu thereof for the election of Trustees, and until the election and qualification of his or her successor. The Board may fill any vacancy on the Board provided that, after such appointment, at least two-thirds of the Trustees have been elected by shareholders. Any Trustee may be removed by the Board, with or without cause, by action of a majority of the Trustees then in office, or by a vote of shareholders at any meeting called for that purpose. In addition to conducting an annual self-assessment, the Board completes biennial peer evaluations, which focus on the performance and effectiveness of the individual members of the Board.
The Officers of the Trust are appointed by the Board, or, to the extent permitted by the Trust’s By-laws, by the President of the Trust, and each shall serve at the pleasure of the Board, or, to the extent permitted by the Trust’s By-laws, and except for the Chief Compliance Officer, at the pleasure of the President of the Trust, subject to the rights, if any, of an Officer under any contract of employment. The Trust’s Chief Compliance Officer must be approved by a majority of the Independent Trustees. Subject to the rights, if any, of an Officer under any contract of employment, any Officer may be removed, with or without cause, by the Board at any regular or special meeting of the Board, or, to the extent permitted by the Trust’s By-laws, by the President of the Trust; provided, that only the Board may remove, with or without cause, the Chief Compliance Officer of the Trust.
Board Oversight of Trust Risk
The Board’s role is one of oversight, including oversight of the Funds' risks, rather than active management. The Trustees believe that the Board’s Committee structure enhances the Board’s ability to focus on the oversight of risk as part of its broader oversight of the Funds' affairs. While risk management is the primary responsibility of NFA and the Funds' subadvisers, the Trustees regularly receive reports from NFA, Nationwide Fund Management LLC (“NFM”), and various service providers, including the subadvisers, regarding investment risks and compliance risks. The Committee structure allows separate Committees to focus on different aspects of these risks and their potential impact on some or all of the Nationwide Funds and to discuss with NFA or the Funds’ subadvisers how they monitor and control such risks. In addition, the Officers of the Funds, all of whom are employees of NFA, including the President and Chief Executive Officer, Chief Financial Officer, Chief Compliance Officer and Chief Operating Officer, report to the Board and to the Chairs of its Committees on a variety of risk-related matters, including the risks inherent in each Officer’s area of responsibility, at regular meetings of the Board and on an ad hoc basis.
The Funds have retained NFA as the Funds' investment adviser and NFM as the Funds' administrator. NFA and NFM are responsible for the day-to-day operations of the Funds. NFA has delegated the day-to-day management of the investment activities of each Fund, with the exception of the Fund-of-Funds, to one or more subadvisers. NFA and NFM are primarily
63

responsible for the Funds' operations and for supervising the services provided to the Funds by each service provider, including risk management services provided by the Funds' subadvisers, if any. The Board also meets periodically with the Trust’s Chief Compliance Officer to receive reports regarding the compliance of each Fund with the federal securities laws and the Fund’s internal compliance policies and procedures. The Board also reviews the Chief Compliance Officer’s annual report, including the Chief Compliance Officer’s compliance risk assessments for the Funds. The Board meets periodically with the portfolio managers of the Funds to receive reports regarding the management of the Funds, including each Fund’s investment risks.
Committees of the Board
The Board has three standing committees: Audit and Operations Committee, Nominating and Fund Governance Committee, and Investment Committee. The function of each Committee is oversight. In addition, each Committee may from time to time delegate certain of its functions to an ad hoc committee comprised of members of the Board that will report to the Committee or the Board with its recommendations, as determined at the time of such delegation.
The purposes of the Audit and Operations Committee are to: (a) oversee the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain of its service providers; it is the intention of the Board that it is management’s responsibility to maintain appropriate systems for accounting and internal control, and the independent auditors’ responsibility to plan and carry out a proper audit–the independent auditors are ultimately accountable to the Board and the Committee, as representatives of the Trust’s shareholders; (b) oversee the quality and integrity of the Trust's financial statements and the independent audit thereof, including periodic review of the performance of the independent auditors; (c) ascertain the independence of the Trust's independent auditors; (d) act as a liaison between the Trust's independent auditors and the Board; (e) approve the engagement of the Trust's independent auditors; (f) meet and consider the reports of the Trust's independent auditors; (g) oversee the Trust’s written policies and procedures adopted under Rule 38a-1 of the 1940 Act and oversee the appointment and performance of the Trust’s designated Chief Compliance Officer; (h) review information provided to the Committee regarding SEC examinations of the Trust and its service providers; (i) to review and oversee the actions of the principal underwriter and investment advisers with respect to distribution of the Nationwide Funds’ shares including the operation of the Trust’s 12b-1 Plans and Administrative Services Plans; (j) review and evaluate the transfer agency services, administrative services, custody services, and such other services as may be assigned from time to time to the Committee by the Board; (k) assist the Board in the design and oversight of the process for reviewing and evaluating payments made from the assets of any of the Funds to financial intermediaries for sub-transfer agency services, shareholder services, administrative services, and similar services; (l) assist the board in its oversight and evaluation of policies, procedures, and activities of the Trust and of service providers to the Trust relating to cybersecurity and data security; (m) review and evaluate the services received by the Trust in respect of, and the Trust’s contractual arrangements relating to, securities lending services; (n) assist the Board in its review, consideration and oversight of any credit facilities entered into for the benefit of the Trust or any of the Funds and the use thereof by the Funds, including any interfund lending facility; (o) assist the Board in its review and consideration of insurance coverages to be obtained by or for the benefit of the Trust or the Trustees of the Trust; and (p) undertake such other responsibilities as may be delegated to the Committee by the Board. The Audit and Operations Committee met [__] times during the past fiscal year, and currently consists of the following Trustees: Ms. Kosel, Ms. Petersen, Mr. Kridler and Mr. Wezdenko (Chair), each of whom is not an interested person of the Trust, as defined in the 1940 Act.
The purposes of the Nominating and Fund Governance Committee are to: (a) assist the Board in its review and oversight of governance matters; (b) assist the Board with the selection and nomination of candidates to serve on the Board; (c) oversee legal counsel; (d) assist the Board in its review and oversight of shareholder communications to the Board; and (e) undertake such other responsibilities as may be delegated to the Committee by the Board. The Nominating and Fund Governance Committee met four times during the past fiscal year, and currently consists of all the Independent Trustees.
The Nominating and Fund Governance Committee has adopted procedures regarding its review of recommendations for trustee nominees, including those recommendations presented by shareholders. When considering whether to add additional or substitute trustees to the Board, the Trustees shall take into account any proposals for candidates that are properly submitted to the Trust's Secretary. Shareholders wishing to present one or more candidates for trustee for consideration may do so by submitting a signed written request to the Trust's Secretary at Attn: Secretary, Nationwide Variable Insurance Trust, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215, which includes the following information: (i) name and address of the shareholder and, if applicable, name of broker or record holder; (ii) number of shares owned; (iii) name of Fund(s) in which shares are owned; (iv) whether the proposed candidate(s) consent to being identified in any proxy statement
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utilized in connection with the election of Trustees; (v) the name, background information, and qualifications of the proposed candidate(s); and (vi) a representation that the candidate or candidates are willing to provide additional information about themselves, including assurances as to their independence.
The purposes of the Investment Committee are to: (a) assist the Board in its review and oversight of the Funds’ performance; (b) assist the Board in the design and oversight of the process for the renewal and amendment of the Funds' investment advisory and subadvisory contracts subject to the requirements of Section 15 of the 1940 Act; (c) assist the Board in its oversight of a liquidity risk management program for the Funds pursuant to Rule 22e-4 under the 1940 Act; (d) assist the Board in its review and oversight of the valuation of the Trust’s portfolio assets; (e) assist the Board with its review and oversight of the implementation and operation of the Trust’s various policies and procedures relating to money market funds under Rule 2a-7 under the 1940 Act; (f) review and oversee the investment advisers’ brokerage practices, including the use of “soft dollars”; (g) assist the Board with its review and oversight of the implementation and operation of the Trust’s various policies and procedures relating to transactions involving affiliated persons of a Trust, or affiliated persons of such affiliated persons; (h) assist the Board in its review and oversight of proxy voting by the series of the Trust; and (i) undertake such other responsibilities as may be delegated to the Committee by the Board. The Investment Committee met [___] times during the past fiscal year, and currently consists of the following Trustees: Ms. Bradshaw, Mr. Davis (Chair), Ms. Jacobs and Mr. Karlawish, each of whom is not an interested person of the Trust, as defined in the 1940 Act, and Ms. Koken, who is an interested person of the Trust, as defined in the 1940 Act.
Ownership of Shares of Nationwide Funds as of December 31, 2024
Name of Trustee	Dollar Range of Equity Securities and/or Shares in the Funds[1]	Aggregate Dollar Range of Equity Securities and/or Shares in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
Kristina Bradshaw	None	Over $100,000
Lorn C. Davis	None	Over $100,000
Barbara I. Jacobs	None	Over $100,000
Keith F. Karlawish	None	Over $100,000
Carol A. Kosel	None	Over $100,000
Douglas F. Kridler	None	Over $100,000
Charlotte Petersen	None	Over $100,000
David E. Wezdenko	None	Over $100,000
Interested Trustee
M. Diane Koken	None	Over $100,000
1
Individual investors, like the Trustees, are not eligible to purchase shares of the Funds because Fund shares are sold to separate accounts of insurance companies to fund benefits payable under variable insurance contracts or to registered management investment companies advised by NFA.
Ownership in the Funds’ Investment Adviser,1 Subadvisers2 or Distributor3 as of December 31, 2024
Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust
Name of Trustee	Name of Owners and Relationships to Trustee	Name of Company	Title of Class of Security	Value of Securities	Percent of Class
Kristina Bradshaw	N/A	N/A	N/A	None	N/A
Lorn C. Davis	N/A	N/A	N/A	None	N/A
Barbara I. Jacobs	N/A	N/A	N/A	None	N/A
Keith F. Karlawish	N/A	N/A	N/A	None	N/A
Carol A. Kosel	N/A	N/A	N/A	None	N/A
Douglas F. Kridler	N/A	N/A	N/A	None	N/A
Charlotte Petersen	N/A	N/A	N/A	None	N/A
David E. Wezdenko	N/A	N/A	N/A	None	N/A
1
Nationwide Fund Advisors.
2
As of December 31, 2024, subadvisers to the Trust included: Allspring Global Investments, LLC; Amundi Asset Management US, Inc.; AQR Capital Management, LLC; Atlanta Capital Management Company, LLC; BlackRock Investment Management, LLC; Columbia Management Investment
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Advisers, LLC; DoubleLine Capital LP; Dreyfus, a division of Mellon Investments Corporation; Federated Investment Management Company; Goldman Sachs Asset Management, L.P.; Insight North America LLC; Invesco Advisers, Inc.; Jacobs Levy Equity Management, Inc.; J.P. Morgan Investment Management Inc.; Lazard Asset Management LLC; Loomis, Sayles & Company, L.P.; Nationwide Asset Management, LLC; Newton Investment Management North America, LLC; NS Partners Ltd; Victory Capital Management Inc.; WCM Investment Management, LLC; and Wellington Management Company LLP.
3
Nationwide Fund Distributors LLC or any company, other than an investment company, that controls a Fund’s adviser or distributor.
Compensation of Trustees
The Independent Trustees receive fees and reimbursement for expenses of attending board meetings from the Trust. The Compensation Table below sets forth the total compensation paid to the Independent Trustees, before reimbursement of any expenses incurred by them, for the fiscal year ended December 31, 2024. In addition, the Compensation Table sets forth the total compensation paid to the Independent Trustees from all the funds in the Fund Complex for the twelve months ended December 31, 2024. Trust officers receive no compensation from the Trust in their capacity as officers. The Adviser or an affiliate of the Adviser pays the fees, if any, and expenses of any Trustees who are interested persons of the Trust. Accordingly, Ms. Koken was not compensated by the funds in the Fund Complex and, therefore, is not included in the Compensation Table below.
The Trust does not maintain any pension or retirement plans for the Officers or Trustees of the Trust.
Name of Trustee	Aggregate Compensation from the Trust	Pension Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund Complex[1]
Kristina Bradshaw	$	N/A	N/A	$
Lorn C. Davis		N/A	N/A
Barbara I. Jacobs		N/A	N/A
Keith F. Karlawish		N/A	N/A
Carol A. Kosel		N/A	N/A
Douglas F. Kridler		N/A	N/A
Charlotte Petersen		N/A	N/A
David E. Wezdenko		N/A	N/A
1
As of December 31, 2024, the Fund Complex included two trusts comprising [__] investment company funds or series.
Code of Ethics
Federal law requires the Trust, each of its investment advisers and subadvisers, and its principal underwriter to adopt codes of ethics which govern the personal securities transactions of their respective personnel. Accordingly, each such entity has adopted a code of ethics pursuant to which their respective personnel may invest in securities for their personal accounts (including securities that may be purchased or held by the Trust). Copies of these Codes of Ethics are on file with the SEC and are available to the public.
Proxy Voting Guidelines
Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (the “Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by a Fund. The Funds' proxy voting policies and procedures and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Funds' website at https://www.nationwide.com/personal/investing/mutual-funds/proxy-voting/, or (iii) on the SEC’s website at www.sec.gov. The summary of such Proxy Voting Guidelines is attached as Appendix B to this SAI.
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Investment Advisory and Other Services
Trust Expenses
The Trust pays, on behalf of the Funds, the compensation of the Trustees who are not interested persons (as described in the 1940 Act) of the Trust, and all expenses (other than those assumed by the Adviser), including governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Trust; investment advisory fees and any Rule 12b-1 fees; fees under the Trust’s Fund Administration and Transfer Agency Agreement, which include the expenses of calculating the Funds’ net asset values; fees and expenses of independent certified public accountants and legal counsel of the Trust and to the Independent Trustees; expenses of preparing, printing, and mailing shareholder reports, notices, proxy statements, and reports to governmental offices and commissions; expenses connected with the execution, recording, and settlement of portfolio security transactions; short sale dividend expenses; insurance premiums; administrative services fees under an Administrative Services Plan; fees and expenses of the custodian for all services to the Trust; expenses of shareholder meetings; and expenses relating to the issuance, registration, and qualification of shares of the Trust. NFA may, from time to time, agree to voluntarily or contractually waive advisory fees, and if necessary reimburse expenses, in order to limit total operating expenses for certain Funds and/or classes, as described below. These expense limitations apply to the classes described; if a particular class is not referenced, there is no expense limitation for that class.
Investment Adviser
NFA, located at One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215, is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company, which is a mutual company owned by its policy holders.
Under the Investment Advisory Agreement (“Agreement”) with the Trust, NFA manages the Funds in accordance with the policies and procedures established by the Board of Trustees. NFA operates primarily as a “Manager-of-Managers” under which NFA, rather than managing most Funds directly, instead oversees one or more subadvisers.
NFA provides investment management evaluation services in initially selecting and monitoring on an ongoing basis the performance of one or more subadvisers who manage the investment portfolio of a particular Fund. NFA is also authorized to select and place portfolio investments on behalf of such subadvised Funds; however, NFA does not intend to do so as a routine matter at this time. The Adviser and the Trust have received two exemptive orders from the SEC for a multi-manager structure. The first order allows the Adviser, subject to the approval of the Board of Trustees, to hire, replace or terminate a subadviser (excluding hiring a subadviser which is an affiliate of the Adviser) without the approval of shareholders. The first order also allows the Adviser to revise a subadvisory agreement with an unaffiliated subadviser with the approval of the Board of Trustees but without shareholder approval. The second order allows the aforementioned approvals to be taken at a Board of Trustees meeting held via any means of communication that allows the Trustees to hear each other simultaneously during the meeting.
If a new unaffiliated subadviser is hired for a Fund, shareholders will receive information about the new subadviser within 90 days of the change. The exemptive orders allow the Funds greater flexibility, enabling them to operate more efficiently.
All of the Funds to which this SAI relates are subadvised.
NFA pays the compensation of the officers of the Trust employed by NFA and pays the compensation and expenses of any Trustees who are interested persons of the Trust. NFA also furnishes, at its own expense, all necessary administrative services, office space, equipment, and clerical personnel for servicing the investments of the Trust and maintaining its investment advisory facilities, and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Trust. In addition, NFA pays, out of its legitimate profits, broker-dealers, trust companies, transfer agents and other financial institutions in exchange for their selling of shares of the Trust’s series or for recordkeeping or other shareholder related services.
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The Agreement also specifically provides that NFA, including its directors, officers, and employees, shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Trust, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Agreement. The Agreement continues in effect for an initial period of no more than two years and thereafter shall continue automatically for successive annual periods provided such continuance is specifically approved at least annually by the Trustees, or by vote of a majority of the outstanding voting securities of the Trust, and, in either case, by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party. The Agreement terminates automatically in the event of its “assignment,” as defined under the 1940 Act. It may be terminated at any time as to a Fund, without penalty, by vote of a majority of the outstanding voting securities of that Fund, by the Board of Trustees or NFA on not more than 60 days’ written notice. The Agreement further provides that NFA may render similar services to others.
For services provided under the Agreement, NFA receives an annual fee paid monthly based on average daily net assets of the applicable Fund according to the following schedule:
Funds of the Trust	Advisory Fees
NVIT Allspring Discovery Fund	0.75% on assets up to $1 billion 0.70% on assets of $1 billion and more
NVIT Amundi Multi Sector Bond Fund	0.575% on assets up to $200 million 0.550% for assets of $200 million and more but less than $500 million 0.525% on assets of $500 million and more
NVIT AQR Large Cap Defensive Style Fund
0.60% on assets up to $250 million
0.575% on assets of $250 million or more but less than $1 billion
0.55% on assets of $1 billion or more but less than $2 billion
0.525% on assets of $2 billion or more but less than $5 billion
0.50% on assets of $5 billion or more

NVIT BlackRock Equity Dividend Fund
0.70% on assets up to $100 million
0.65% on assets of $100 million and more but less than $250 million
0.60% on assets of $250 million and more but less than $500 million
0.55% on assets of $500 million and more

NVIT BNY Mellon Dynamic U.S. Core Fund	0.50% on assets up to $500 million 0.475% on assets of $500 million and more but less than $1 billion 0.45% on assets of $1 billion and more
NVIT BNY Mellon Dynamic U.S. Equity Income Fund	0.57% on assets up to $500 million 0.55% on assets of $500 million and more but less than $1 billion 0.53% on assets of $1 billion and more
NVIT Bond Index Fund	0.195% on assets up to $1.5 billion 0.155% on assets of $1.5 billion and more but less than $3 billion 0.145% on assets of $3 billion and more
NVIT Calvert Equity Fund	0.65% on assets up to $1 billion 0.60% on assets of $1 billion and more
NVIT DoubleLine Total Return Tactical Fund	0.58% on assets up to $500 million 0.555% on assets of $500 million and more but less than $1 billion 0.53% on assets of $1 billion and more
NVIT Federated High Income Bond Fund
0.75% on assets up to $50 million
0.60% on assets of $50 million and more but less than $250 million
0.55% on assets of $250 million and more but less than $500 million
0.50% on assets of $500 million and more

NVIT Fidelity Institutional AM® Emerging Markets Fund	0.95% on assets up to $500 million 0.90% on assets of $500 million and more but less than $2 billion 0.85% on assets of $2 billion and more
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Funds of the Trust	Advisory Fees
NVIT Government Bond Fund
0.50% on assets up to $250 million
0.475% on assets of $250 million and more but less than $1 billion
0.45% on assets of $1 billion and more but less than $2 billion
0.425% on assets of $2 billion and more but less than $5 billion
0.40% on assets of $5 billion and more

NVIT Government Money Market Fund	0.30% on assets up to $1 billion 0.28% on assets of $1 billion and more but less than $2 billion 0.26% on assets of $2 billion and more but less than $5 billion 0.24% on assets of $5 billion and more
NVIT International Equity Fund	0.80% on assets up to $500 million 0.75% on assets of $500 million and more but less than $2 billion 0.70% on assets of $2 billion and more
NVIT International Index Fund	0.245% on assets up to $1.5 billion 0.205% on assets of $1.5 billion and more but less than $3 billion 0.195% on assets of $3 billion and more
NVIT Invesco Small Cap Growth Fund	0.84% on assets up to $200 million 0.79% on assets of $200 million and more
NVIT J.P. Morgan Digital Evolution Strategy Fund	0.75% on assets up to $1 billion 0.70% on assets of $1 billion and more
NVIT J.P. Morgan Innovators Fund	0.75% on assets up to $1 billion 0.70% on assets of $1 billion and more
NVIT J.P. Morgan Large Cap Growth Fund	0.65% on assets up to $500 million 0.60% on assets of $500 million and more
NVIT J.P. Morgan U.S. Equity Fund	0.39% on all assets
NVIT J.P. Morgan US Technology Leaders Fund	0.75% on assets up to $1 billion 0.70% on assets of $1 billion and more
NVIT Jacobs Levy Large Cap Core Fund	0.60% on assets up to $1 billion 0.55% on assets of $1 billion and more
NVIT Jacobs Levy Large Cap Growth Fund	0.40% on assets up to $1 billion 0.35% on assets of $1 billion and more
NVIT Loomis Core Bond Fund	0.40% on assets up to $1 billion 0.38% on assets of $1 billion and more
NVIT Loomis Short Term Bond Fund	0.35% on assets up to $1 billion 0.34% on assets of $1 billion and more but less than $1.5 billion 0.33% on assets of $1.5 billion and more
NVIT Mid Cap Index Fund	0.205% on assets up to $1.5 billion 0.185% on assets of $1.5 billion and more but less than $3 billion 0.175% on assets of $3 billion and more
NVIT Multi-Manager Small Cap Value Fund	0.87% on assets up to $200 million 0.82% on assets of $200 million and more
NVIT Multi-Manager Small Company Fund	0.885% on assets up to $200 million 0.835% on assets of $200 million and more
NVIT NS Partners International Focused Growth Fund	0.85% on assets up to $500 million; 0.82% on assets of $500 million and more but less than $1 billion; and 0.80% on assets of $1 billion and more
NVIT Putnam International Value Fund	0.73% on assets up to $1 billion 0.68% on assets of $1 billion and more
NVIT Real Estate Fund	0.70% on assets up to $500 million 0.65% on assets of $500 million and more but less than $1 billion 0.60% on assets of $1 billion or more
NVIT S&P 500 Index Fund	0.125% on assets up to $1.5 billion 0.105% on assets of $1.5 billion and more but less than $3 billion 0.095% on assets of $3 billion and more
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Funds of the Trust	Advisory Fees
NVIT Small Cap Index Fund	0.19% on assets up to $1.5 billion 0.17% on assets of $1.5 billion and more but less than $3 billion 0.16% on assets of $3 billion and more
NVIT Victory Mid Cap Value Fund	0.75% on assets up to $1 billion 0.73% on assets of $1 billion and more
Limitation of Fund Expenses
In the interest of limiting the expenses of certain Funds, NFA may from time to time waive some, or all, of its investment advisory fee or reimburse other fees for any of the Funds. In this regard, NFA has entered into an expense limitation agreement with the Trust on behalf of certain of the Funds (the “Expense Limitation Agreement”). Pursuant to the Expense Limitation Agreement, NFA has agreed to waive or limit its fees and to assume other expenses to the extent necessary to limit the total annual operating expenses of each class of each such Fund to the limits described below. The waiver of such fees will cause the total return and yield of a Fund to be higher than they would otherwise be in the absence of such a waiver.
NFA may request and receive reimbursement from the Funds for the advisory fees waived or limited and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a later date when a Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits that were in the Expense Limitation Agreement at the time that NFA waived the fees or reimbursed the expenses. No reimbursement will be made to a Fund unless: (i) such Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is made no more than three years from the date in which the corresponding waiver or reimbursement to the Fund was made. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by NFA is not permitted.
Until at least April 30, 2026, NFA has agreed contractually to waive advisory fees and, if necessary, reimburse expenses in order to limit total annual fund operating expenses, excluding any taxes, interest, brokerage commissions and other costs incurred in connection with the purchase and sale of portfolio securities, acquired fund fees and expenses, compensation payable to parties not affiliated with NFA for the recovery of tax reclaims, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, fees paid to JPMorgan Chase Bank, N.A. (“JPMorgan”) (as the Trust’s sub-administrator) related to the SEC’s Financial Reporting Modernization and Liquidity Risk Management Program Rules, as provided for in Amendment No. 10 to the Sub-Administration Agreement between JPMorgan and Nationwide Fund Management LLC, dated July 1, 2018, other expenditures which are capitalized in accordance with generally accepted accounting principles, expenses incurred by a Fund in connection with any merger or reorganization and may exclude other nonroutine expenses not incurred in the ordinary course of the Fund’s business, for all share classes of the following Funds of the Trust:
NVIT Allspring Discovery Fund to 0.78%
NVIT Amundi Multi Sector Bond Fund to 0.78%
NVIT BlackRock Equity Dividend Fund to 0.65%
NVIT Bond Index Fund to 0.29%
NVIT Calvert Equity Fund to 0.78%
NVIT DoubleLine Total Return Tactical Fund to 0.58%
NVIT Fidelity Institutional AM® Emerging Markets Fund to 1.20%
NVIT Federated High Income Bond Fund to 0.76%
NVIT International Equity Fund to 0.83%
NVIT International Index Fund to 0.34%
NVIT Invesco Small Cap Growth Fund to 0.94%
NVIT J.P. Morgan Digital Evolution Strategy Fund to 0.56%
NVIT J.P. Morgan Innovators Fund to 0.62%
NVIT J.P. Morgan Large Cap Growth Fund to 0.44%
NVIT J.P. Morgan U.S. Equity Fund to 0.44%
NVIT J.P. Morgan US Technology Leaders Fund to 0.56%
NVIT Jacobs Levy Large Cap Growth Fund to 0.45%
NVIT Mid Cap Index Fund to 0.30%
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NVIT Multi-Manager Small Cap Value Fund to 0.91%
NVIT NS Partners International Focused Growth Fund to 0.88%
NVIT Putnam International Value Fund to 0.82%
NVIT S&P 500 Index Fund to 0.21%
NVIT Small Cap Index Fund to 0.28%
NVIT Victory Mid Cap Value Fund to 0.73%
Until at least April 30, 2026, for the NVIT BNY Mellon Dynamic U.S. Core Fund, NFA has agreed contractually to waive advisory fees and, if necessary, reimburse expenses in order to limit total annual fund operating expenses (without exclusions) for the Fund’s share classes as follows: 0.65%, 0.90%, 0.75% and 0.50% for Class I, Class II, Class P and Class Y shares, respectively.
Until at least April 30, 2026, for the NVIT BNY Mellon Dynamic U.S. Equity Income Fund, NFA has agreed contractually to waive advisory fees and, if necessary, reimburse expenses in order to limit total annual fund operating expenses (without exclusions) for the Fund’s share classes as follows: 0.76%, 0.93%, 0.63%, 0.51% and 0.88% for Class I, Class II, Class X, Class Y and Class Z shares, respectively.
In addition to the foregoing, until at least April 30, 2026, NFA also has agreed contractually to waive advisory fees in respect of the following Funds, equal to the amounts shown in the table below, calculated monthly based on each Fund’s average daily net assets. NFA shall not be entitled to reimbursements of amounts waived pursuant to these separate fee waiver agreements.
Name of Fund	Amount of Advisory Fee Waiver
NVIT Allspring Discovery Fund	0.029% per annum
NVIT BNY Mellon Dynamic U.S. Core Fund	0.038% per annum
NVIT Calvert Equity Fund	0.05% per annum
NVIT Fidelity Institutional AM Emerging Markets Fund	0.0873% per annum
NVIT Government Bond Fund	0.015% per annum
NVIT Invesco Small Cap Growth Fund	0.009% per annum
NVIT Jacobs Levy Large Cap Core Fund	0.055% per annum
NVIT Loomis Short Term Bond Fund	0.00837% per annum
NVIT Multi-Manager Small Company Fund	0.023% per annum
NVIT NS Partners International Focused Growth Fund	0.058% per annum
NVIT Real Estate Fund	0.013% per annum
NVIT Victory Mid Cap Value Fund	0.03605% per annum
In addition, NFA has entered into a written contract with the Trust under which the Trust and NFA agree to limit total fund operating expenses in respect of the following Funds and share classes, equal to the amounts shown in the table below (“Operating Expense Limits):
Fund and Share Class	Operating Expense Limit
NVIT Mid Cap Index Fund Class II	0.72%*
NVIT S&P 500 Index Fund Class II	0.52%*
NVIT Loomis Short Term Bond Fund Class Y	0.54%**
*
The Operating Expense Limit in any year will be a percentage of the average daily net assets of each identified class of a Fund, excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sale of portfolio securities (but including acquired fund fees and expenses, if any). Such Operating Expense Limit will take effect upon the date that the identified Funds replace certain third-party funds available in variable annuity and variable life insurance products issued by Nationwide Life Insurance Company and/or its affiliates and continue until the second anniversary thereof, and from year to year thereafter, provided such continuance is approved by a majority of the Independent Trustees.
**
The Operating Expense Limit in any year will be a percentage of the average daily net assets of the identified class of the Fund, excluding interest, taxes, compensation payable to parties not affiliated with NFA for the recovery of tax reclaims, brokerage commissions and other costs incurred in connection with the purchase and sale of portfolio securities (but including acquired fund fees and expenses, if any). Such Operating Expense Limit will take effect upon the date that the identified Fund replaces a certain third-party fund available in variable annuity and variable life insurance products issued by Nationwide Life Insurance Company and/or its affiliates and continues until the second anniversary thereof, following which it will expire.
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With respect to the NVIT Loomis Short Term Bond Fund, NVIT Mid Cap Index Fund, and NVIT S&P 500 Index Fund, NFA may request and receive reimbursement from the Funds for the advisory fees waived or limited and other expenses reimbursed by the Adviser at a later date in the same manner as is provided in the Expense Limitation Agreement described above.
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Investment Advisory Fees Paid
During the fiscal years ended December 31, 2023, 2022 and 2021, the Funds listed below paid NFA fees for investment advisory services, after waivers and reimbursements:
	Fiscal Years Ended December 31,
	2023		2022		2021
Fund	Gross Fees	Net Fees	Gross Fees	Net Fees	Gross Fees	Net Fees
NVIT Allspring Discovery Fund	$3,217,523	$3,014,141	$3,535,867	$3,191,155	$5,635,447	$5,189,895
NVIT Amundi Multi-Sector Bond Fund	1,332,994	1,332,994	1,418,046	1,418,046	1,665,494	1,665,494
NVIT AQR Large Cap Defensive Style Fund	3,828,930	3,828,930	4,040,052	4,040,052	4,381,476	4,381,476
NVIT BlackRock Equity Dividend Fund	3,206,404	3,002,901	3,233,630	3,016,872	3,202,421	2,965,053
NVIT BNY Mellon Dynamic U.S. Core Fund	9,817,951	8,840,570	10,472,676	9,292,414	9,570,516	8,398,946
NVIT BNY Mellon Dynamic U.S. Equity Income Fund	3,044,271	3,044,271	3,235,898	3,235,898	3,007,187	2,921,389
NVIT Bond Index Fund	3,832,013	3,832,013	3,852,980	3,852,980	4,124,562	4,124,562
NVIT Calvert Equity Fund	650,774	593,527	716,378	651,812	857,024	764,070
NVIT Doubleline Total Return Tactical Fund	1,050,268	842,715	1,091,548	872,129	1,162,639	932,028
NVIT Federated High Income Bond Fund	671,160	606,092	737,958	676,892	825,174	739,684
NVIT Fidelity Institutional AM Emerging Markets Fund	4,014,003	3,645,653	4,708,343	4,275,611	5,625,235	5,140,474
NVIT Government Bond Fund	1,773,170	1,719,143	1,855,434	1,798,817	2,171,532	2,104,924
NVIT Government Money Market Fund	8,042,106	7,269,298	6,737,188	5,230,827	5,600,345	400,008
NVIT International Equity Fund	678,990	561,488	688,176	679,573	845,499	834,929
NVIT International Index Fund	3,397,561	3,397,561	3,966,945	3,966,945	4,860,498	4,860,498
NVIT Invesco Small Cap Growth Fund	1,030,244	1,029,205	1,055,307	1,033,388	1,375,950	1,336,639
NVIT J.P. Morgan Digital Evolution Strategy Fund*	29,377	-	14,573	0	N/A	N/A
NVIT J.P. Morgan Innovators Fund*	30,527	-	15,602	0	N/A	N/A
NVIT J.P. Morgan Large Cap Growth Fund*	42,957	-	16,034	0	N/A	N/A
NVIT J.P. Morgan U.S. Equity Fund	263,576	205,779	187,106	110,303	115,236	0
NVIT J.P. Morgan US Technology Leaders Fund*	38,915	-	15,383	0	N/A	N/A
NVIT Jacobs Levy Large Cap Core Fund	1,292,222	1,190,306	1,350,767	1,350,767	1,537,169	1,537,169
NVIT Jacobs Levy Large Cap Growth Fund	1,790,874	1,635,766	1,584,667	1,403,182	1,537,068	1,320,280
NVIT Loomis Core Bond Fund	5,903,453	5,903,453	5,401,659	5,401,659	5,397,366	5,397,366
NVIT Loomis Short Term Bond Fund	4,089,614	4,012,596	4,704,297	4,704,297	6,128,048	6,128,048
NVIT Mid Cap Index Fund	2,205,377	2,205,377	2,301,636	2,301,636	3,332,857	3,332,857
NVIT Multi-Manager Small Cap Value Fund	1,760,305	1,680,612	1,892,738	1,794,708	2,065,828	1,913,486
NVIT Multi-Manager Small Company Fund	2,920,821	2,842,321	3,272,042	3,183,823	3,540,569	3,444,981
NVIT NS Partners International Focused Growth Fund	1,865,440	1,586,368	2,001,478	1,590,276	2,405,696	2,032,985
NVIT Putnam International Value Fund	1,753,387	1,753,387	1,879,974	1,879,974	2,200,367	2,168,663
NVIT Real Estate Fund	1,463,475	1,265,851	1,783,461	1,552,467	1,910,981	1,666,689
NVIT S&P 500 Index Fund	3,335,687	3,335,687	3,098,971	3,098,971	5,289,480	5,289,480
73

	Fiscal Years Ended December 31,
	2023		2022		2021
Fund	Gross Fees	Net Fees	Gross Fees	Net Fees	Gross Fees	Net Fees
NVIT Small Cap Index Fund	682,836	682,836	684,412	669,517	929,871	929,871
NVIT Victory Mid Cap Value Fund	2,515,857	2,307,961	2,687,374	2,459,035	2,779,963	2,522,626
*
Fund commenced operations on April 28, 2022.
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Subadvisers
The subadvisers for the Funds are as follows:
Fund	Subadviser
NVIT Allspring Discovery Fund	Allspring Global Investments, LLC
NVIT Amundi Multi Sector Bond Fund	Victory Capital Management Inc.
NVIT AQR Large Cap Defensive Style Fund	AQR Capital Management, LLC
NVIT BlackRock Equity Dividend Fund	BlackRock Investment Management, LLC
NVIT BNY Mellon Dynamic U.S. Core Fund	Newton Investment Management North America, LLC
NVIT BNY Mellon Dynamic U.S. Equity Income Fund	Newton Investment Management North America, LLC
NVIT Bond Index Fund	BlackRock Investment Management, LLC
NVIT Calvert Equity Fund	Atlanta Capital Management Company, L.L.C.
NVIT DoubleLine Total Return Tactical Fund	DoubleLine Capital LP
NVIT Fidelity Institutional AM® Emerging Markets Fund	FIAM LLC
NVIT Federated High Income Bond Fund	Federated Investment Management Company
NVIT Government Bond Fund	Nationwide Asset Management, LLC
NVIT Government Money Market Fund	Dreyfus, a division of Mellon Investments Corporation
NVIT International Equity Fund	Lazard Asset Management LLC
NVIT International Index Fund	BlackRock Investment Management, LLC
NVIT Invesco Small Cap Growth Fund	Invesco Advisers, Inc.
NVIT J.P. Morgan Digital Evolution Strategy Fund	J.P. Morgan Investment Management Inc.
NVIT J.P. Morgan Innovators Fund	J.P. Morgan Investment Management Inc.
NVIT J.P. Morgan Large Cap Growth Fund	J.P. Morgan Investment Management Inc.
NVIT J.P. Morgan U.S. Equity Fund	J.P. Morgan Investment Management Inc.
NVIT J.P. Morgan US Technology Leaders Fund	J.P. Morgan Investment Management Inc.
NVIT Jacobs Levy Large Cap Core Fund	Jacobs Levy Equity Management, Inc.
NVIT Jacobs Levy Large Cap Growth Fund	Jacobs Levy Equity Management, Inc.
NVIT Loomis Core Bond Fund	Loomis, Sayles & Company, L.P.
NVIT Loomis Short Term Bond Fund	Loomis, Sayles & Company, L.P.
NVIT Mid Cap Index Fund	BlackRock Investment Management, LLC
NVIT Multi-Manager Small Cap Value Fund	Jacobs Levy Equity Management, Inc. WCM Investment Management, LLC
NVIT Multi-Manager Small Company Fund	Jacobs Levy Equity Management, Inc. Invesco Advisers, Inc.
NVIT NS Partners International Focused Growth Fund	NS Partners Ltd
NVIT Putnam International Value Fund	Putnam Investment Management, LLC
NVIT Real Estate Fund	Wellington Management Company LLP
NVIT S&P 500 Index Fund	BlackRock Investment Management, LLC
NVIT Small Cap Index Fund	BlackRock Investment Management, LLC
NVIT Victory Mid Cap Value Fund	Victory Capital Management Inc.
Allspring Global Investments, LLC (“Allspring”), a registered investment adviser, is located at 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. Allspring is a wholly-owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P.
AQR Capital Management, LLC (“AQR”) is located at One Greenwich Plaza, Suite 130, Greenwich, CT 06830 and was founded in 1998. AQR is a wholly-owned subsidiary of AQR Capital Management Holdings, LLC (“AQR Holdings”), which has no activities other than holding the interests of AQR. Clifford S. Asness, Ph.D., M.B.A., may be deemed to control AQR through his voting control of the Board of Members of AQR Holdings.
75

Atlanta Capital Management Company, L.L.C. (“Atlanta Capital”), with offices at 1075 Peachtree Street, Suite 2100, Atlanta, GA 30309, is the subadviser to the NVIT Calvert Equity Fund. Atlanta Capital was founded in 1969 as a registered investment adviser. Like its affiliate Calvert Research and Management, Atlanta Capital is an indirect, wholly owned subsidiary of Morgan Stanley.
BlackRock Investment Management, LLC (“BlackRock”), located at 1 University Drive, Princeton, New Jersey 08540, is a wholly owned indirect subsidiary of BlackRock, Inc., a Delaware corporation. BlackRock was organized in 1999 and is a registered investment adviser and a registered commodity pool operator.
DoubleLine Capital LP (“DoubleLine”) is located at 2002 N. Tampa Street, Suite 200, Tampa, Florida 33602. DoubleLine is a Delaware limited partnership, the general partner of which is DoubleLine Capital GP LLC, an entity that is wholly owned by Jeffrey E. Gundlach, a portfolio manager of the Fund. As of December 31, 2023, DoubleLine had approximately $94.58 billion in assets under management.
Dreyfus (“Dreyfus”), a division of Mellon Investments Corporation (“MIC”), a U.S.-registered investment adviser organized under the laws of the State of Delaware, is located at 201 Washington Street, Boston, MA 02108. MIC is a wholly owned subsidiary of MBC Investments Corporation, which in turn is a wholly owned subsidiary of The Bank of New York Mellon Corporation. Dreyfus offers money market funds and strategies to U.S. and non-U.S. investors.
Federated Investment Management Company (“Federated”) is located at 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222. Federated is a subsidiary of Federated Hermes, Inc. Federated and other subsidiaries of Federated Hermes, Inc. serve as investment advisers to a number of investment companies as well as a variety of other pooled investment vehicles, private investment companies and customized separately managed accounts. Federated Advisory Services Company, an affiliate of the sub-adviser, provides certain support services to Federated. The fee for these services is paid by Federated and not by the Fund.
FIAM, LLC, located at 900 Salem Street, Smithfield, Rhode Island 02917, is a Fidelity Investments company, and is wholly owned by FIAM Holdings LLC, which in turn is owned by FMR LLC.
Invesco Advisers, Inc. (“Invesco”) is located at 1331 Spring Street NW, Suite 2500, Atlanta, Georgia 30309. Invesco, as successor in interest to multiple investment advisers, is an indirect wholly owned subsidiary of Invesco Ltd., a publicly traded company that, through its subsidiaries, engages in the business of investment management on an international basis.
J.P. Morgan Investment Management Inc. (“JPMIM”) is located at 383 Madison Avenue, New York, NY 10179. JPMIM is an indirect wholly owned subsidiary of JPMorgan Chase & Co., a publicly traded corporation that is listed on the New York Stock Exchange (Ticker: JPM). JPMIM offers a wide range of investment management services and acts as investment adviser to corporate and institutional clients.
Jacobs Levy Equity Management, Inc. (“Jacobs Levy”) was established in 1986 as a New Jersey corporation and is located at 100 Campus Drive, Florham Park, NJ 07932. Jacobs Levy is an independent investment advisory firm registered with the SEC. Principals Bruce I. Jacobs and Kenneth N. Levy own Jacobs Levy.
Lazard Asset Management LLC (“Lazard”), located at 30 Rockefeller Plaza, New York, NY 10112, was formally established in 1970, as the U.S. investment management division of parent company Lazard Frères & Co. LLC (LF&Co.). In 1997, the U.S. and U.K. investment management firms were united to form a single entity, allowing Lazard to provide a more globally integrated perspective. In January 2003, Lazard was established as a separate subsidiary of LF&Co. In 2005, Lazard became a public company, listing on the New York Stock Exchange as LAZ. As of December 31, 2023, Lazard had $206.9 billion in assets under management.
Loomis, Sayles & Company, L.P. (“Loomis Sayles”), located at One Financial Center, Boston, Massachusetts 02111, was founded in 1926 and is one of the oldest investment advisory firms in the United States with over $335.2 billion in assets under management as of December 31, 2023. Loomis Sayles is a Delaware limited partnership. Loomis Sayles’ sole general partner, Loomis, Sayles & Company, Inc. is directly owned by Natixis Investment Managers, LLC. (“Natixis LLC”). Natixis LLC is an indirect subsidiary of Natixis Investment Managers, an international asset management group based in Paris, France, that is in turn owned by Natixis, a French investment banking and financial services firm. Natixis is wholly-owned by Groupe BPCE, France’s second largest banking group. Groupe BPCE is owned by banks comprising two autonomous and
76

complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks. The registered address of Natixis is 30, avenue Pierre Mendès France, 75013 Paris, France. The registered address of Groupe BPCE is 50, avenue Pierre Mendès France, 75013 Paris, France.
Nationwide Asset Management, LLC (“NWAM”), located at One Nationwide Plaza, Mail Code 1-20-19, Columbus, OH 43215, provides investment advisory services to registered investment companies and other types of accounts, such as institutional separate accounts. NWAM was organized in 2007, in part, to serve as investment subadviser for fixed-income funds. NWAM is a wholly owned subsidiary of Nationwide Mutual Insurance Company, and thus an affiliate of NFA.
Newton Investment Management North America, LLC (“NIMNA”) is located at BNY Mellon Center, 201 Washington Street, Boston, MA 02108. NIMNA is a Delaware limited liability company formed as an indirect subsidiary of The Bank of New York Mellon Corporation in 2021 and is registered as an investment adviser.
NS Partners Ltd, located at Southwest House, 11a Regent Street St. James’s, London, SW1Y 4LR, United Kingdom, was founded in 1988 and is a registered investment adviser.
Putnam Investment Management, LLC is an indirect, wholly-owned subsidiary of Franklin Resources, Inc., a Delaware corporation. Franklin Resources, Inc., whose principal executive offices are at One Franklin Parkway, San Mateo, California 94403, is a global investment management organization. As of July 31, 2024, Franklin Resources, Inc., together with its subsidiaries, had aggregate assets under management of approximately $1.66 trillion.
Victory Capital Management Inc. (“Victory Capital”) is located at 15935 La Cantera Pkwy, San Antonio, TX 78256. Victory Capital is a New York corporation and is registered with the SEC as an investment adviser. Victory Capital is an indirect, wholly owned subsidiary of Victory Capital Holdings, Inc. (“VCH”). VCH is a Delaware corporation with its Class A common stock listed on the NASDAQ Global Select Market, under the symbol “VCTR.”
WCM Investment Management, LLC (“WCM”) is located at 281 Brooks Street, Laguna Beach, California 92651. WCM is a Delaware limited liability company that is privately owned and managed entirely by active employees.
Wellington Management Company LLP (“Wellington Management”) is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of December 31, 2023, Wellington Management and its investment advisory affiliates had investment management authority with respect to approximately $1.2 trillion in assets.
Each subadviser provides investment advisory services to one or more Funds pursuant to a Subadvisory Agreement. Each of the Subadvisory Agreements specifically provides that the subadviser shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under such agreement.
After an initial period of not more than two years, each Subadvisory Agreement must be approved each year by the Trust’s Board of Trustees or by shareholders in order to continue. Subadvisory Agreements entered into with the Adviser prior to October 16, 2017, may be terminated, at any time, without penalty, by vote of a majority of the Trust’s Board of Trustees, by “vote of a majority of the outstanding voting securities” of the Fund (as defined in the 1940 Act), by the Adviser or by the applicable subadviser upon not more than 60 days’ written notice. Subadvisory Agreements entered into on or after October 16, 2017 (except as noted herein), may be terminated, at any time, without penalty, by vote of a majority of the Trust’s Board of Trustees, by “vote of a majority of the outstanding voting securities” of the Fund (as defined in the 1940 Act), or by the Adviser, in each case, upon not more than 60 days’ written notice to the subadviser, or by the subadviser upon not less than 120 days’ written notice to the Adviser and the Trust. Each Subadvisory Agreement terminates automatically if it is assigned.
77

Subadvisory Fees Paid
During the fiscal years ended December 31, 2023, 2022 and 2021, NFA paid to the subadvisers of the Funds listed below, the following amounts:
	Fiscal Years Ended December 31,
Fund	2023	2022	2021
NVIT Allspring Discovery Fund	$1,387,007	$1,514,297	$2,354,174
NVIT Amundi Multi-Sector Bond Fund	568,525	610,102	702,181
NVIT AQR Large Cap Defensive Style Fund	1,198,046	1,256,836	1,352,570
NVIT BlackRock Equity Dividend Fund	1,515,628	1,529,296	1,513,762
NVIT BNY Mellon Dynamic U.S. Core Fund	3,752,683	3,992,414	3,638,911
NVIT BNY Mellon Dynamic U.S. Equity Income Fund	1,338,319	1,425,411	1,320,988
NVIT Bond Index Fund	414,219	413,931	384,684
NVIT Calvert Equity Fund	246,871	275,530	329,625
NVIT Doubleline Total Return Tactical Fund	524,289	536,592	574,415
NVIT Federated High Income Bond Fund	323,400	351,232	387,573
NVIT Fidelity Institutional AM Emerging Markets Fund	1,682,615	1,959,906	2,301,033
NVIT Government Bond Fund	512,677	534,265	617,509
NVIT Government Money Market Fund	1,104,707	915,466	752,108
NVIT International Equity Fund	279,621	326,075	394,904
NVIT International Index Fund	419,466	488,204	595,069
NVIT Invesco Small Cap Growth Fund	551,868	563,129	725,643
NVIT J.P. Morgan Digital Evolution Strategy Fund*	13,318	6,607	N/A
NVIT J.P. Morgan Innovators Fund*	13,839	7,073	N/A
NVIT J.P. Morgan Large Cap Growth Fund*	23,131	8,634	N/A
NVIT J.P. Morgan U.S. Equity Fund	135,166	95,951	59,095
NVIT J.P. Morgan US Technology Leaders Fund*	17,641	6,974	N/A
NVIT Jacobs Levy Large Cap Core Fund	530,035	787,950	896,685
NVIT Jacobs Levy Large Cap Growth Fund	794,859	715,730	703,531
NVIT Loomis Core Bond Fund	1,813,411	1,681,359	1,680,229
NVIT Loomis Short Term Bond Fund	953,737	1,173,270	1,492,164
NVIT Mid Cap Index Fund	184,858	191,362	270,802
NVIT Multi-Manager Small Cap Value Fund	910,504	978,909	1,068,533
NVIT Multi-Manager Small Company Fund	1,524,720	1,695,276	1,825,787
NVIT NS Partners International Focused Growth Fund	768,125	789,897	990,199
NVIT Putnam International Value Fund	831,490	887,189	1,027,255
NVIT Real Estate Fund	522,668	636,950	682,492
NVIT S&P 500 Index Fund	237,598	221,266	385,205
NVIT Small Cap Index Fund	105,286	105,185	137,972
NVIT Victory Mid Cap Value Fund	1,351,803	1,443,613	1,500,454
*
Fund commenced operations on April 28, 2022.
Manager-of-Managers Structure
NFA and the Trust have received from the SEC two exemptive orders for a manager-of-managers structure. The first order allows NFA, subject to the approval of the Board of Trustees, to hire, replace or terminate unaffiliated subadvisers without the approval of shareholders. The first order also allows NFA to revise a subadvisory agreement with an unaffiliated subadviser without shareholder approval. The second order allows the aforementioned approvals to be taken at a Board of Trustees meeting held via any means of communication that allows the Trustees to hear each other simultaneously during the meeting. If a new unaffiliated subadviser is hired, the change will be communicated to shareholders within 90 days of such
78

change, and all changes are subject to approval by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust or NFA. The orders are intended to facilitate the efficient operation of the Funds and afford the Trust increased management flexibility.
Pursuant to the exemptive orders, NFA monitors and evaluates any subadvisers, which includes performing initial due diligence on prospective subadvisers for the Funds and thereafter monitoring the performance of the subadvisers through quantitative and qualitative analysis as well as periodic in-person, telephonic and written consultations with the subadvisers. NFA has responsibility for communicating performance expectations and evaluations to the subadviser and ultimately recommending to the Board of Trustees whether a subadviser’s contract should be renewed, modified or terminated; however, NFA does not expect to recommend changes of subadvisers frequently. NFA will regularly provide written reports to the Board of Trustees regarding the results of their evaluation and monitoring functions. Although NFA will monitor the performance of the subadvisers, there is no certainty that the subadvisers or the Funds will obtain favorable results at any given time.
Portfolio Managers
Appendix C contains the following information regarding the portfolio managers identified in the Funds' Prospectuses: (i) the dollar range of the portfolio manager’s investments in each Fund; (ii) a description of the portfolio manager’s compensation structure; and (iii) information regarding other accounts managed by the portfolio manager and potential conflicts of interest that might arise from the management of multiple accounts.
Distributor
Nationwide Fund Distributors LLC (“NFD” or the “Distributor”), One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215, serves as underwriter for each Fund in the continuous distribution of its shares pursuant to an Underwriting Agreement dated May 1, 2007 (the “Underwriting Agreement”). Unless otherwise terminated, the Underwriting Agreement will continue for an initial period of two years and from year to year thereafter for successive annual periods, if, as to each Fund, such continuance is approved at least annually by (i) the Board of Trustees or by the vote of a majority of the outstanding shares of that Fund, and (ii) the vote of a majority of the Trustees of the Trust who are not parties to the Underwriting Agreement or interested persons (as defined in the 1940 Act) of any party to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement may be terminated in the event of any assignment, as defined in the 1940 Act. NFD is a wholly owned subsidiary of NFS Distributors, Inc., which in turn is a wholly owned subsidiary of NFS. The following entities or people are affiliates of the Trust and are also affiliates of NFD:
Nationwide Fund Advisors
Nationwide Fund Management LLC
Nationwide Life Insurance Company
Nationwide Life and Annuity Insurance Company
Jefferson National Life Insurance Company
Jefferson National Life Insurance Company of New York
Nationwide Financial Services, Inc.
Nationwide Corporation
Nationwide Mutual Insurance Company
Christopher Graham
Kevin Grether
M. Diane Koken
Kevin T. Jestice
Lee T. Cummings
Stephen R. Rimes
David Majewski
Benjamin Hoecherl
79

In its capacity as Distributor, NFD solicits orders for the sale of shares, advertises and pays the costs of distributions, advertising, office space and the personnel involved in such activities. NFD receives no compensation under the Underwriting Agreement with the Trust, but may retain all or a portion of the 12b-1 fee, if any, imposed on sales of shares of each Fund.
Distribution Plan
The Trust has adopted a Distribution Plan under Rule 12b-1 (“Rule 12b-1 Plan”) of the 1940 Act with respect to certain classes of shares. The Rule 12b-1 Plan permits the Funds to compensate NFD, as the Funds' principal underwriter, for expenses associated with the distribution of certain classes of shares of the Funds. Under the Rule 12b-1 Plan, NFD is paid an annual fee in the following amounts:
Funds	Amount
NVIT Allspring Discovery Fund	0.25% of the average daily net assets of Class II shares of each Fund, all of which will be considered a distribution fee.
NVIT AQR Large Cap Defensive Style Fund
NVIT BlackRock Equity Dividend Fund
NVIT BNY Mellon Dynamic U.S. Core Fund
NVIT BNY Mellon Dynamic U.S. Equity Income Fund[1]
NVIT Bond Index Fund
NVIT Calvert Equity Fund[2]
NVIT DoubleLine Total Return Tactical Fund[3]
NVIT Fidelity Institutional AM® Emerging Markets Fund
NVIT Government Bond Fund
NVIT Government Money Market Fund
NVIT International Equity Fund
NVIT International Index Fund
NVIT Invesco Small Cap Growth Fund
NVIT J.P. Morgan Digital Evolution Strategy Fund[4]
NVIT J.P. Morgan Large Cap Growth Fund[5]
NVIT J.P. Morgan U.S. Equity Fund
NVIT J.P. Morgan US Technology Leaders Fund[6]
NVIT Jacobs Levy Large Cap Core Fund
NVIT Jacobs Levy Large Cap Growth Fund
NVIT Loomis Core Bond Fund
NVIT Loomis Short Term Bond Fund
NVIT Mid Cap Index Fund
NVIT Multi-Manager Small Cap Value Fund
NVIT Multi-Manager Small Company Fund
NVIT NS Partners International Focused Growth Fund
NVIT Putnam International Value Fund
NVIT Real Estate Fund
NVIT S&P 500 Index Fund
NVIT Small Cap Index Fund
NVIT Victory Mid Cap Value Fund

NVIT Fidelity Institutional AM® Emerging Markets Fund	0.25% of the average daily net assets of Class D shares of each Fund, all of which will be considered a distribution fee.

NVIT BNY Mellon Dynamic U.S. Core Fund	0.25% of the average daily net assets of Class P shares of each Fund, all of which will be considered a distribution fee.
NVIT Government Bond Fund
NVIT Loomis Core Bond Fund
NVIT Loomis Short Term Bond Fund

80

Funds	Amount
NVIT BNY Mellon Dynamic U.S. Equity Income Fund	0.25% of the average daily net assets of Class Z shares of each Fund, all of which will be considered a distribution fee.
NVIT Putnam International Value Fund

NVIT International Index Fund[7]	0.40% of the average daily net assets of Class VIII shares of each Fund, all of which will be considered a distribution fee.
1
The Trust, on behalf of the NVIT BNY Mellon Dynamic U.S. Equity Income Fund, and NFD have entered into a contract waiving 0.08% of the Distribution and/or Service (12b-1) Fee for Class II shares until at least April 30, 2026.
2
The Trust, on behalf of the NVIT Calvert Equity Fund, and NFD have entered into a contract waiving 0.16% of the Distribution and/or Service (12b-1) Fee for Class II shares until at least April 30, 2026.
3
The Trust, on behalf of the NVIT DoubleLine Total Return Tactical Fund, and NFD have entered into a contract waiving 0.10% of the Distribution and/or Service (12b-1) Fee for Class II shares until at least April 30, 2026.
4
The Trust, on behalf of the NVIT J.P. Morgan Digital Evolution Strategy Fund, and NFD have entered into a contract waiving 0.10% of the Distribution and/or Service (12b-1) Fee for Class II shares until at least April 30, 2026.
5
The Trust, on behalf of the NVIT J.P. Morgan Large Cap Growth Fund, and NFD have entered into a contract waiving 0.15% of the Distribution and/or Service (12b-1) Fee for Class II shares until at least April 30, 2026.
6
The Trust, on behalf of the NVIT J.P. Morgan US Technology Leaders Fund, and NFD have entered into a contract waiving 0.10% of the Distribution and/or Service (12b-1) Fee for Class II shares until at least April 30, 2026.
7
The Trust, on behalf of the NVIT International Index Fund, and NFD have entered into a contract waiving 0.05% of the Distribution and/or Service (12b-1) Fee for Class VIII shares until at least April 30, 2026.
During the fiscal year ended December 31, 2023, NFD earned the following distribution fees under the Rule 12b-1 Plan:
Fund	Fees Paid
NVIT Allspring Discovery Fund	$278,886
NVIT Amundi Multi Sector Bond Fund	0
NVIT AQR Large Cap Defensive Style Fund	261,410
NVIT BlackRock Equity Dividend Fund	1,081,636
NVIT BNY Mellon Dynamic U.S. Core Fund	1,439,989
NVIT BNY Mellon Dynamic U.S. Equity Income Fund	565,681
NVIT Bond Index Fund	0
NVIT Calvert Equity Fund	83,760
NVIT DoubleLine Total Return Tactical Fund	46,256
NVIT Federated High Income Bond Fund	0
NVIT Fidelity Institutional AM Emerging Markets Fund	249,310
NVIT Government Bond Fund	16,600
NVIT Government Money Market Fund	573,009
NVIT International Equity Fund	96,223
NVIT International Index Fund	574,549
NVIT Invesco Small Cap Growth Fund	136,420
NVIT J.P. Morgan U.S. Equity Fund	168,838
NVIT Jacobs Levy Large Cap Core Fund	115,679
NVIT Jacobs Levy Large Cap Growth Fund	457,714
NVIT Loomis Core Bond Fund	$262,282
NVIT Loomis Short Term Bond Fund	487,690
NVIT Mid Cap Index Fund	109,731
NVIT Multi-Manager Small Cap Value Fund	122,626
NVIT Multi-Manager Small Company Fund	172,323
NVIT NS Partners International Focused Growth Fund	386,088
NVIT Putnam International Value Fund	$407,198
NVIT Real Estate Fund	187,059
NVIT S&P 500 Index Fund	4,725,194
NVIT Small Cap Index Fund	637,695
NVIT Victory Mid Cap Value Fund	779,203
81

The following expenditures were made during the fiscal year ended December 31, 2023 using the Rule 12b-1 fees received by NFD with respect to the Funds.
Fund	Prospectus Printing & Mailing[1]	Distributor Compensation & Costs	Broker- Dealer Compensation & Costs[2]
NVIT Allspring Discovery Fund	$0	$80	$278,806
NVIT Amundi Multi Sector Bond Fund	0	0	0
NVIT AQR Large Cap Defensive Style Fund	0	30	261,380
NVIT BlackRock Equity Dividend Fund	0	131	1,081,505
NVIT BNY Mellon Dynamic U.S. Core Fund	0	(156)	1,440,145
NVIT BNY Mellon Dynamic U.S. Equity Income Fund	0	49,431	516,250
NVIT Bond Index Fund	0	0	0
NVIT Calvert Equity Fund	0	(5)	83,765
NVIT DoubleLine Total Return Tactical Fund	0	(1,935)	48,191
NVIT Federated High Income Bond Fund	0	0	0
NVIT Fidelity Institutional AM Emerging Markets Fund	0	191	249,119
NVIT Government Bond Fund	0	2	16,598
NVIT Government Money Market Fund	0	352	572,657
NVIT International Equity Fund	0	(33)	96,256
NVIT International Index Fund	0	(168)	574,717
NVIT Invesco Small Cap Growth Fund	0	(139)	136,559
NVIT J.P. Morgan U.S. Equity Fund	0	(137)	168,975
NVIT Jacobs Levy Large Cap Core Fund	0	5	115,674
NVIT Jacobs Levy Large Cap Growth Fund	0	(676)	458,390
NVIT Loomis Core Bond Fund	0	12	262,270
NVIT Loomis Short Term Bond Fund	0	151	487,539
NVIT Mid Cap Index Fund	0	50,716	59,015
NVIT Multi-Manager Small Cap Value Fund	0	9	122,617
NVIT Multi-Manager Small Company Fund	0	(50)	172,373
NVIT NS Partners International Focused Growth Fund	0	71	386,017
NVIT Putnam International Value Fund	0	44,526	362,672
NVIT Real Estate Fund	0	65	186,994
NVIT S&P 500 Index Fund	0	(2,570)	4,727,764
NVIT Small Cap Index Fund	0	(0)	637,695
NVIT Victory Mid Cap Value Fund	0	48,292	730,911
1
Printing and/or mailing of prospectuses to other than current Fund shareholders.
2
Broker/dealer compensation and costs were primarily paid to Nationwide Investment Services Corporation, an affiliate of NFD and underwriter of variable insurance contracts, which are offered by the life insurance company affiliates of NFS.
These fees will be paid to NFD for activities or expenses primarily intended to result in the sale or servicing of Fund shares. Distribution fees may be paid to NFD, to an insurance company or its eligible affiliates for distribution activities related to the indirect marketing of the Funds to the owners of variable insurance contracts (“contract owners”), or to any other eligible institution. As described above, a distribution fee may be paid pursuant to the Rule 12b-1 Plan for services including, but not limited to:
(i)
Underwriter services including: (1) distribution personnel compensation and expenses, (2) overhead, including office, equipment and computer expenses, supplies and travel, (3) procurement of information, analysis and reports related to marketing and promotional activities, and (4) expenses related to marketing and promotional activities;
(ii)
Printed documents including: (1) fund prospectuses, statements of additional information and reports for prospective contract owners, and (2) promotional literature regarding the Funds;
(iii)
Wholesaling services by NFD or the insurance company including: (1) training, (2) seminars and sales meetings, and (3)
compensation;
(iv)
Life insurance company distribution services including: (1) fund disclosure documents and reports, (2) variable
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insurance marketing materials, (3) Fund sub-account performance figures, (4) assisting prospective contract owners with enrollment matters, (5) compensation to the salesperson of the variable insurance contract, and (6) providing other reasonable help with the distribution of Fund shares to life insurance companies; and
(v)
Life insurance company contract owner support.
As required by Rule 12b-1, the Rule 12b-1 Plan was approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan (the “12b-1 Independent Trustees”). The Trust’s current Rule 12b-1 Plan was initially approved by the Board of Trustees on May 1, 2007, and is amended from time to time upon approval by the Board of Trustees. The Rule 12b-1 Plan may be terminated as to a class of a Fund by vote of a majority of the 12b-1 Independent Trustees, or by vote of a majority of the outstanding shares of that class. Any change in the Rule 12b-1 Plan that would materially increase the distribution cost to a class requires shareholder approval. The Trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. The Rule 12b-1 Plan may be amended by vote of the Trustees, including a majority of the 12b-1 Independent Trustees, cast in person at a meeting called for that purpose. For so long as the Rule 12b-1 Plan is in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons. All agreements with any person relating to the implementation of the Rule 12b-1 Plan may be terminated at any time on 60 days’ written notice without payment of any penalty, by vote of a majority of the 12b-1 Independent Trustees or by a vote of the majority of the outstanding shares of the applicable class. The Rule 12b-1 Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the 12b-1 Independent Trustees, and (ii) by a vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. The Board of Trustees has a duty to request and evaluate such information as may be reasonably necessary for it to make an informed determination of whether the Rule 12b-1 Plan should be implemented or continued. In addition, the Trustees in approving the Rule 12b-1 Plan as to a Fund must determine that there is a reasonable likelihood that the Rule 12b-1 Plan will benefit such Fund and its shareholders.
NFD has entered into, and will enter into, from time to time, agreements with selected dealers pursuant to which such dealers will provide certain services in connection with the distribution of a Fund’s shares including, but not limited to, those discussed above. NFD, or an affiliate of NFD, pays additional amounts from its own resources to dealers or other financial intermediaries, including its affiliate, NFS or its subsidiaries, for aid in distribution or for aid in providing administrative services to shareholders.
A Fund may not recoup the amount of unreimbursed expenses in a subsequent fiscal year and does not generally participate in joint distribution activities with other Nationwide Funds. To the extent that certain Nationwide Funds utilize the remaining Rule 12b-1 fees not allocated to “Broker-Dealer Compensation and Costs” or “Printing and Mailing” (as shown in the table above) of a prospectus which covers multiple Funds, such other Funds may benefit indirectly from the distribution of the Fund paying the Rule 12b-1 fees.
Administrative Services Plan
Under the terms of an Administrative Services Plan, Nationwide Fund Management LLC is permitted to enter into, on behalf of the Trust, Servicing Agreements with servicing organizations, such as broker-dealers, insurance companies and other financial institutions, who agree to provide certain administrative support services for the Funds. Such administrative support services include, but are not limited to, the following: establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering inquiries regarding the Funds, providing periodic statements, showing the account balance for beneficial owners or for plan participants or contract holders of insurance company separate accounts, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as may reasonably be required.
As authorized by the particular Administrative Services Plan, the Trust has entered into Servicing Agreements for the Funds pursuant to which Nationwide Life Insurance Company (and its affiliated life insurance companies) have agreed to provide certain administrative support services in connection with the applicable Fund shares held beneficially by its customers. Nationwide Life Insurance Company, Nationwide Life and Annuity Insurance Company, Jefferson National Life Insurance Company and Jefferson National Life Insurance Company of New York (collectively, “NLIC”) are wholly owned subsidiaries of NFS, which is the parent company of NFA and the indirect parent company of Nationwide Fund Management
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LLC. In consideration for providing administrative support services, NLIC and other entities with which the Trust or its agent may enter into Servicing Agreements will receive a fee, computed at the annual rate of up to 0.25% of the average daily net assets of the Class I, Class II, Class VIII or Class D shares of the Funds, 0.20% of the average daily net assets of Class IV shares of the Funds, 0.12% of the average daily net assets of the Class X or Class Z shares of the NVIT BNY Mellon Dynamic U.S. Equity Income Fund, 0.10% of the average daily net assets of the Class V shares held by customers of NLIC and 0.01% of the average daily net assets of the Class X or Class Z shares of the NVIT Putnam International Value Fund. No fee is paid with respect to the Class P and Class Y shares of any Fund. Many intermediaries do not charge the maximum permitted fee or even a portion thereof and the Board of Trustees has implemented limits on the amounts of payments under the Plan for certain types of shareholder accounts.
During the fiscal years ended December 31, 2024, 2023 and 2022, NLIC received $__________, $15,865,518 and $17,977,237, respectively, in administrative services fees from the Funds.
Fund Administration and Transfer Agency Services
Under the terms of the Joint Fund Administration and Transfer Agency Agreement (the “Joint Administration Agreement”) dated May 1, 2010, Nationwide Fund Management LLC (“NFM”), an indirect wholly owned subsidiary of NFS, provides various administration and accounting services to the Trust and Nationwide Mutual Funds (another trust also advised by NFA), including daily valuation of the Funds' shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees. NFM also serves as transfer agent and dividend disbursing agent for the Funds. NFM is located at One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215. Under the Joint Administration Agreement, NFM is paid an annual fee for fund administration and transfer agency services based on the sum of the following: (i) the amount payable by NFM to J.P. Morgan Chase Bank, N.A. (“JPMorgan”) under the Sub-Administration Agreement between NFM and JPMorgan (see “Sub-Administration” below); and (ii) the amount payable by NFM to U.S. Bancorp Fund Services, LLC dba U.S. Bank Global Fund Services (“US Bancorp”) under the Sub-Transfer Agent Servicing Agreement between NFM and US Bancorp (see “Sub-Transfer Agency” below); and (iii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds. In addition, the Trust also pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and Trust, including, but not limited to, the cost of pricing services that NFM utilizes.
During the fiscal years ended December 31, 2023, 2022 and 2021, NFM earned fund administration and transfer agency fees, including reimbursement for payment of networking fees, from the Funds, as follows:
Fund	2023	2022	2021
NVIT Allspring Discovery Fund	$131,498	$173,215	$267,033
NVIT Amundi Multi Sector Bond Fund	87,719	122,140	156,139
NVIT AQR Large Cap Defensive Style Fund	187,882	230,030	266,918
NVIT BlackRock Equity Dividend Fund	163,951	183,151	201,568
NVIT BNY Mellon Dynamic U.S. Core Fund	523,448	649,350	605,261
NVIT BNY Mellon Dynamic U.S. Equity Income Fund	169,814	166,123	230,789
NVIT Bond Index Fund	576,016	593,345	675,823
NVIT Calvert Equity Fund	69,602	81,321	115,746
NVIT DoubleLine Total Return Tactical Fund	93,114	101,267	133,583
NVIT Federated High Income Bond Fund	67,567	81,311	112,717
NVIT Fidelity Institutional AM Emerging Markets Fund	148,566	184,355	228,731
NVIT Government Bond Fund	118,574	149,757	189,566
NVIT Government Money Market Fund	719,628	646,834	568,546
NVIT International Equity Fund	63,597	75,150	109,939
NVIT International Index Fund	389,755	481,039	627,072
NVIT Invesco Small Cap Growth Fund	77,429	90,191	129,016
NVIT J.P. Morgan Digital Evolution Strategy Fund*	50,885	22,062	N/A
NVIT J.P. Morgan Innovators Fund*	50,930	22,091	N/A
NVIT J.P. Morgan Large Cap Growth Fund*	51,574	22,175	N/A
NVIT J.P. Morgan U.S. Equity Fund	41,037	46,791	92,511
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Fund	2023	2022	2021
NVIT J.P. Morgan US Technology Leaders Fund*	51,202	22,085	N/A
NVIT Jacobs Levy Large Cap Core Fund	93,712	110,629	143,603
NVIT Jacobs Levy Large Cap Growth Fund	107,017	121,997	163,805
NVIT Loomis Core Bond Fund	429,326	402,345	436,261
NVIT Loomis Short Term Bond Fund	337,025	407,505	547,229
NVIT Mid Cap Index Fund	307,651	336,243	514,532
NVIT Multi-Manager Small Cap Value Fund	88,877	113,835	147,488
NVIT Multi-Manager Small Company Fund	113,893	156,253	187,333
NVIT NS Partners International Focused Growth Fund	92,045	113,013	166,592
NVIT Putnam International Value Fund	96,846	85,562	187,049
NVIT Real Estate Fund	88,991	119,004	147,241
NVIT S&P 500 Index Fund	762,371	711,959	1,431,794
NVIT Small Cap Index Fund	133,244	143,746	196,907
NVIT Victory Mid Cap Value Fund	120,840	153,915	181,273
* Fund commenced operations on April 28, 2022.
Securities Lending Agent
The Board of Trustees has approved certain Funds’ participation in a securities lending program. Under the securities lending program, JPMorgan Chase Bank, N.A. serves as the Funds’ securities lending agent (the “Securities Lending Agent”).
For the fiscal year ended December 31, 2023, the income earned by those Funds that engaged in securities lending, as well as the fees and/or compensation earned by such Funds (in dollars) pursuant to a securities lending agreement between the Trust with respect to the Funds and the Securities Lending Agent, were as follows:
Fund	Gross Income from Securities Lending Activities	Fees Paid to Securities Lending Agent from Revenue Split	Fees Paid for Cash Collateral Management Services (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in Revenue Split	Rebates Paid to Borrowers	Aggregate Fees/ Compensation for Securities Lending Activities	Net Income from Securities Lending Activities
NVIT Allspring Discovery Fund	$1,030,096	$(11,031)	$-	$(919,546)	$(930,577)	$99,519
NVIT Amundi Multi Sector Bond Fund	554,421	(9,741)	-	(456,853)	(466,593)	87,828
NVIT AQR Large Cap Defensive Style Fund	491,912	(5,056)	-	(441,278)	(446,335)	45,578
NVIT BlackRock Equity Dividend Fund	388,373	(4,144)	-	(346,871)	(351,016)	37,358
NVIT BNY Mellon Dynamic U.S. Core Fund	701,280	(17,073)	-	(530,376)	(547,449)	153,831
NVIT BNY Mellon Dynamic U.S. Equity Income Fund	1,869,051	(40,545)	-	(1,463,262)	(1,503,807)	365,244
NVIT Bond Index Fund	2,235,718	(31,458)	-	(1,917,745)	(1,949,203)	286,515
NVIT Calvert Equity Fund	4,296	(383)	-	(446)	(829)	3,466
NVIT Fidelity Institutional AM Emerging Markets Fund	78,609	(630)	-	(72,297)	(72,927)	5,682
NVIT Government Bond Fund	5,895	(322)	-	(2,671)	(2,993)	2,902
NVIT International Equity Fund	93,888	(4,881)	-	(45,057)	(49,937)	43,951
NVIT International Index Fund	1,113,518	(25,596)	-	(857,302)	(882,897)	230,620
NVIT Invesco Small Cap Growth Fund	337,680	(6,151)	-	(275,590)	(281,741)	55,939
NVIT J.P. Morgan Digital Evolution Strategy Fund	667	(7)	-	(289)	(296)	370
85

Fund	Gross Income from Securities Lending Activities	Fees Paid to Securities Lending Agent from Revenue Split	Fees Paid for Cash Collateral Management Services (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in Revenue Split	Rebates Paid to Borrowers	Aggregate Fees/ Compensation for Securities Lending Activities	Net Income from Securities Lending Activities
NVIT J.P. Morgan Innovators Fund	354	(7)	-	(234)	(240)	113
NVIT J.P. Morgan Large Cap Growth Fund	187	(2)	-	(39)	(41)	146
NVIT J.P. Morgan U.S. Equity Fund	1,811	(4)	-	(1,468)	(1,472)	339
NVIT J.P. Morgan US Technology Leaders Fund	1,492	(18)	-	(819)	(837)	655
NVIT Jacobs Levy Large Cap Growth Fund	259,258	(3,033)	-	(228,792)	(231,825)	27,433
NVIT Loomis Core Bond Fund	1,079,682	(28,199)	-	(797,451)	(825,651)	254,032
NVIT Loomis Short Term Bond Fund	1,401,827	(8,593)	-	(1,315,718)	(1,324,311)	77,516
NVIT Mid Cap Index Fund	2,224,052	(52,864)	-	(1,694,361)	(1,747,225)	476,827
NVIT Multi-Manager Small Cap Value Fund	695,994	(6,341)	-	(632,022)	(638,364)	57,630
NVIT Multi-Manager Small Company Fund	763,101	(10,801)	-	(654,433)	(665,233)	97,868
NVIT NS Partners International Focused Growth Fund	67,837	(955)	-	(58,279)	(59,235)	8,603
NVIT Putnam International Value Fund	460,889	(10,698)	-	(353,724)	(364,423)	96,466
NVIT S&P 500 Index Fund	972,798	(19,687)	-	(775,570)	(795,257)	177,541
NVIT Small Cap Index Fund	1,368,378	(66,559)	-	(697,474)	(764,033)	604,345
NVIT Victory Mid Cap Value Fund	517,203	(7,061)	-	(446,301)	(453,362)	63,841
The Funds paid no administrative, indemnification or other fees not included in the revenue split with the Securities Lending Agent.
For the fiscal year ended December 31, 2023, the Securities Lending Agent performed various services related to securities lending, including the following:
●lending a Fund’s portfolio securities to institutions that are approved borrowers;
●determining whether a loan of a portfolio security shall be made and negotiating and establishing the terms and conditions of the loan with the borrower;
●ensuring that all dividends and other distributions paid with respect to loaned securities are credited to the applicable Fund’s account;
●receiving and holding, on behalf of a Fund, or transferring to a Fund’s custodial account, collateral from borrowers to secure obligations of borrowers with respect to any loan of available portfolio securities;
●marking-to-market each business day the market value of securities loaned relative to the market value of the collateral posted by the borrowers;
●obtaining additional collateral, to the extent necessary, in order to maintain the value of collateral at the levels required by the Securities Lending Agency Agreement, relative to the market value of securities loaned;
●at the termination of a loan, returning the collateral to the borrower upon the return of the loaned securities;
●investing cash collateral in permitted investments as directed by the Funds; and
●maintaining records relating to the Funds’ securities lending activities and providing the Funds monthly statements describing, among other things, the loans made during the period, the income derived from the loans (or losses incurred) and the amounts of any fees or payments paid with respect to each loan.
Sub-Administration
NFM has entered into a Sub-Administration Agreement with JPMorgan Chase Bank, N.A., dated May 22, 2009, to provide certain fund sub-administration services for each Fund. NFM pays JPMorgan a fee for these services.
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Sub-Transfer Agency
NFM has entered into a Sub-Transfer Agent Servicing Agreement with U.S. Bancorp Fund Services, LLC dba U.S. Bank Global Fund Services, dated September 1, 2012, to provide certain sub-transfer agency services for each Fund. NFM pays US Bancorp a fee for these services.
Custodian
JPMorgan Chase Bank, N.A., 383 Madison Avenue, Floor 11, New York, NY 10179, is the custodian for the Funds and makes all receipts and disbursements under a Global Custody Agreement. The custodian performs no managerial or policy-making functions for the Funds.
Legal Counsel
Stradley Ronon Stevens & Young, LLP, 2000 K Street, N.W., Suite 700, Washington, D.C. 20006-1871, serves as the Trust’s legal counsel.
Independent Registered Public Accounting Firm
[__________________________________], serves as the Independent Registered Public Accounting Firm for the Trust.
Brokerage Allocation
NFA or a subadviser is responsible for decisions to buy and sell securities and other investments for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. In transactions on stock and commodity exchanges in the United States, these commissions are negotiated, whereas on foreign stock and commodity exchanges these commissions are generally fixed and are generally higher than brokerage commissions in the United States. In the case of securities or derivatives traded on the over-the-counter markets or for securities traded on a principal basis, there is generally no commission, but the price includes a spread between the dealer’s purchase and sale price. This spread is the dealer’s profit. Bilaterally negotiated derivatives may include a fee payable to a Fund’s counterparty. In underwritten offerings, the price includes a disclosed, fixed commission or discount. Most short-term obligations are normally traded on a “principal” rather than agency basis. This may be done through a dealer (e.g., a securities firm or bank) who buys or sells for its own account rather than as an agent for another client, or directly with the issuer.
Except as described below, the primary consideration in portfolio security transactions is best price and execution of the transaction, i.e., execution at the most favorable prices and in the most effective manner possible. “Best price-best execution” encompasses many factors affecting the overall benefit obtained by the client account in the transaction including, but not necessarily limited to, the price paid or received for a security, the commission charged, the promptness, availability and reliability of execution, the confidentiality and placement accorded the order, and customer service. Therefore, “best price-best execution” does not necessarily mean obtaining the best price alone but is evaluated in the context of all the execution services provided. NFA and any subadvisers have complete freedom as to the markets in and the broker-dealers through which they seek this result.
Subject to the primary consideration of seeking best price-best execution and as discussed below, securities may be bought or sold through broker-dealers who have furnished statistical, research, and other information or services to NFA or a subadviser. In placing orders with such broker-dealers, NFA or the subadviser will, where possible, take into account the comparative usefulness of such information. Such information is useful to NFA or a subadviser even though its dollar value may be indeterminable, and its receipt or availability generally does not reduce NFA’s or a subadviser’s normal research activities or expenses.
There may be occasions when portfolio transactions for a Fund are executed as part of concurrent authorizations to purchase or sell the same security for trusts or other accounts (including other mutual funds) served by NFA or a subadviser or by an affiliated company thereof. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to a Fund, they are effected only when NFA or the subadviser believes that to do so is in the interest of the Fund. When such concurrent authorizations occur, the executions will be allocated in an equitable manner.
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In purchasing and selling investments for the Funds, it is the policy of NFA or a subadviser to seek to obtain best execution at the most favorable prices through responsible broker-dealers. The determination of what may constitute best execution in a securities transaction by a broker involves a number of considerations, including the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all when a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future, the professionalism of the broker, and the financial strength and stability of the broker. These considerations are judgmental and are weighed by NFA or a subadviser in determining the overall reasonableness of securities executions and commissions paid. In selecting broker-dealers, NFA or a subadviser will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security or asset to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer’s firm; the broker-dealer’s execution services, rendered on a continuing basis; and the reasonableness of any commissions.
NFA or a subadviser may cause a Fund to pay a broker-dealer who furnishes brokerage and/or research services a commission that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined, pursuant to the requirements of Section 28(e) of the Exchange Act, that such commission is reasonable in relation to the value of the brokerage and/or research services provided. Such research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, analytic or modeling software, market data feeds and historical market information. Any such research and other information provided by brokers to NFA or a subadviser is considered to be in addition to and not in lieu of services required to be performed by it under the respective advisory or subadvisory agreement. The fees paid to NFA or a subadviser pursuant to the respective advisory or subadvisory agreement are not reduced by reason of its receiving any brokerage and research services. The research services provided by broker-dealers can be useful to NFA or a subadviser in serving its other clients. All research services received from the brokers to whom commissions are paid are used collectively, meaning such services may not actually be utilized in connection with each client account that may have provided the commission paid to the brokers providing such services. NFA and any subadviser are prohibited from considering a broker-dealer’s sale of shares of any fund for which it serves as investment adviser or subadviser, except as may be specifically permitted by law.
Commission Recapture Program. NFA may instruct subadvisers to direct certain brokerage transactions, using best efforts, and subject always to seeking to obtain best execution, to broker-dealers in connection with a commission recapture program that is used to offset a Fund's operating expenses. Commission recapture is a form of institutional discount brokerage that returns commission dollars directly to a Fund. It provides a way to gain control over the commission expenses incurred by a subadviser, which can be significant over time, and thereby reduces expenses. If a subadviser does not believe it can obtain best execution from such broker-dealers, there is no obligation to execute portfolio transactions through such broker-dealers. Commissions recaptured by a Fund will be included in realized gain (loss) on securities in a Fund's appropriate financial statements.
Fund portfolio transactions may be effected with broker-dealers who have assisted investors in the purchase of variable annuity contracts or variable insurance policies issued by Nationwide Life Insurance Company, Nationwide Life & Annuity Insurance Company, Jefferson National Insurance Company or Jefferson National Life Insurance Company of New York. However, neither such assistance nor sale of other investment company shares is a qualifying or disqualifying factor in a broker-dealer’s selection, nor is the selection of any broker-dealer based on the volume of shares sold.
Under the 1940 Act, “affiliated persons” of a Fund are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. However, a Fund may purchase securities from underwriting syndicates of which a subadviser or any of its affiliates, as defined in the 1940 Act, is a member under certain conditions, in accordance with Rule 10f-3 under the 1940 Act.
Each of the Funds contemplates that, consistent with the policy of seeking to obtain best execution, brokerage transactions may be conducted through “affiliated brokers or dealers,” as defined in the 1940 Act. Under the 1940 Act, commissions paid by a fund to an “affiliated broker or dealer” in connection with a purchase or sale of securities offered on a securities exchange may not exceed the usual and customary broker’s commission. Accordingly, it is the Funds' policy that the commissions to be paid to an affiliated broker-dealer must, in the judgment of NFA or the appropriate subadviser, be (1) at least as favorable as those that would be charged by other brokers having comparable execution capability and (2) at least as favorable as commissions contemporaneously charged by such broker or dealer on comparable transactions for the broker’s or dealer’s most favored unaffiliated customers. NFA and the subadvisers do not necessarily deem it practicable or in
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a Fund's best interests to solicit competitive bids for commissions on each transaction. However, NFA and the subadvisers regularly give consideration to information concerning the prevailing level of commissions charged on comparable transactions by other brokers during comparable periods of time.
The following table lists, for the fiscal year ended December 31, 2023, the total amount of transactions that were directed to brokers in exchange for research services provided and the amount of commissions the Funds paid in connection with such transactions. This information has been provided by the respective Fund’s subadvisers and is believed to be reliable. However, the Funds have not independently verified such information.
Fund Name	Total Amount of Transactions on which Commissions Paid	Total Brokerage Commissions
NVIT Allspring Discovery Fund	$435,748,171	$178,814
NVIT BlackRock Equity Dividend Fund	277,416,286	124,082
NVIT BNY Mellon Dynamic U.S. Equity Income Fund	193,447,659	50,265
NVIT Calvert Equity Fund	14,013,503	1,336
NVIT Fidelity Institutional AM Emerging Markets Fund	44,790,993	38,680
NVIT International Equity Fund	109,913,991	37,461
NVIT Invesco Small Cap Growth Fund	190,650,146	70,848
NVIT J.P. Morgan Large Cap Growth Fund	10,295,398	416
NVIT J.P. Morgan U.S. Equity Fund	77,330,261	6,547
NVIT J.P. Morgan U.S. Technology Leaders Fund	5,460,177	422
NVIT Multi-Manager Small Cap Value Fund	30,309,357	19,357
NVIT Multi-Manager Small Company Fund	198,763,231	104,740
NVIT Putnam International Value Fund	62,713,898	37,190
NVIT Real Estate Fund	315,818,570	28,043
NVIT Victory Mid Cap Value Fund	172,440,038	35,740
The following table lists the total amount of brokerage commissions paid to brokers for each of the Funds for the fiscal years ended December 31, 2023, 2022 and 2021:
Fund	2023	2022	2021
NVIT Allspring Discovery Fund	$253,181	$241,775	$327,871
NVIT Amundi Multi Sector Bond Fund	20,968	20,080	19,421
NVIT AQR Large Cap Defensive Style Fund	2,958	4,651	4,011
NVIT BlackRock Equity Dividend Fund	161,244	122,035	132,384
NVIT BNY Mellon Dynamic U.S. Core Fund	82,512	96,100	111,474
NVIT BNY Mellon Dynamic U.S. Equity Income Fund	247,174	383,951	309,007
NVIT Bond Index Fund	0	0	0
NVIT Calvert Equity Fund	6,315	21,047	16,841
NVIT DoubleLine Total Return Tactical Fund	0	0	0
NVIT Federated High Income Bond Fund	134	14	2,403
NVIT Fidelity Institutional AM Emerging Markets Fund	657,686	567,849	830,919
NVIT Government Bond Fund	528	4,915	7,270
NVIT Government Money Market Fund	0	0	0
NVIT International Equity Fund	93,839	62,393	94,019
NVIT International Index Fund	70,988	127,386	54,776
NVIT Invesco Small Cap Growth Fund	101,765	81,086	82,075
NVIT J.P. Morgan Digital Evolution Strategy Fund*	587	766	N/A
NVIT J.P. Morgan Innovators Fund*	710	643	N/A
NVIT J.P. Morgan Large Cap Growth Fund*	1,444	465	N/A
NVIT J.P. Morgan U.S. Equity Fund	13,813	11,543	7,448
NVIT J.P. Morgan US Technology Leaders Fund	1,043	600	N/A
NVIT Jacobs Levy Large Cap Core Fund	52,192	28,857	32,828
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Fund	2023	2022	2021
NVIT Jacobs Levy Large Cap Growth Fund	20,183	26,023	26,610
NVIT Loomis Core Bond Fund	71,981	66,994	146,675
NVIT Loomis Short Term Bond Fund	24,360	70,680	153,430
NVIT Mid Cap Index Fund	76,609	62,855	134,280
NVIT Multi-Manager Small Cap Value Fund	87,911	81,092	93,179
NVIT Multi-Manager Small Company Fund	197,854	171,528	183,901
NVIT NS Partners International Focused Growth Fund	178,705	209,043	45,021
NVIT Real Estate Fund	258,121	221,923	181,711
NVIT Putnam International Value Fund	140,577	159,254	174,375
NVIT S&P 500 Index Fund	22,406	26,911	217,037
NVIT Small Cap Index Fund	76,130	84,511	101,197
NVIT Victory Mid Cap Value Fund	116,352	185,737	159,265
* Fund commenced operations on April 28, 2022.
During the fiscal year ended December 31, 2023, the following Funds held investments in securities of their regular broker-dealers:
Fund	Approximate Aggregate Value of Issuer’s Securities owned by the Fund as of December 31, 2023	Name of Broker or Dealer
NVIT Amundi Multi Sector Bond Fund	$3,104,218	Barclays Capital, Inc.
	1,148,601	Citigroup, Inc.
	1,977,607	Morgan Stanley & Co., Inc.
	2,451,214	Nomura Group
	2,628,835	Santander Group
	2,386,726	UBS AG
NVIT BlackRock Equity Dividend Fund	3,285,418	Bank of America Corp.
	15,410,807	Citigroup, Inc.
	6,519,423	JP Morgan Chase & Co.
	2,969,839	UBS AG
NVIT BNY Mellon Dynamic U.S. Core Fund	11,242,514	Bank of America Corp.
	4,774,558	Citigroup, Inc.
	23,849,211	JP Morgan Chase & Co.
	5,715,479	Morgan Stanley & Co., Inc.
NVIT BNY Mellon Dynamic U.S. Equity Income Fund	7,274,033	Bank of America Corp.
	21,186,976	JP Morgan Chase & Co.
	6,392,194	Morgan Stanley & Co., Inc.
NVIT Bond Index Fund	14,246,297	Bank of America Corp.
	3,693,644	Barclays Capital, Inc.
	545,277	Canadian Imperial Bank of Commerce
	8,289,502	Citigroup, Inc.
	611,170	Jefferies & Co., Inc.
	12,744,323	JP Morgan Chase & Co.
	3,464,007	Mitsubishi UFJ Securities Holding Co
	9,899,148	Morgan Stanley & Co., Inc.
	997,811	Nomura Group
	1,767,415	RBC Capital Markets
	4,054,670	Santander Group
	1,009,566	UBS AG
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Fund	Approximate Aggregate Value of Issuer’s Securities owned by the Fund as of December 31, 2023	Name of Broker or Dealer
NVIT DoubleLine Total Return Tactical Fund	254,625	Bank of America Corp.
	243,023	Citigroup, Inc.
	311,134	JP Morgan Chase & Co.
	253,628	Morgan Stanley & Co., Inc.
	123,589	Santander Group
NVIT Fidelity Institutional AM Emerging Markets Fund	902,358	Santander Group
NVIT International Equity Fund	552,415	AXA Advisors LLC
	256,791	Barclays Capital, Inc.
	91,241	Santander Group
	548,964	UBS AG
NVIT International Index Fund	5,106,878	AXA Advisors LLC
	2,518,126	Barclays Capital, Inc.
	13,757,349	Mitsubishi UFJ Securities Holding Co
	1,194,022	RBC Capital Markets
	5,879,257	Santander Group
	8,889,547	UBS AG
NVIT J.P. Morgan Large Cap Growth Fund	40,844	Morgan Stanley & Co., Inc.
NVIT J.P. Morgan U.S. Equity Fund	1,996,669	Morgan Stanley & Co., Inc.
NVIT Loomis Core Bond Fund	16,531,061	Bank of America Corp.
	8,824,947	Citigroup, Inc.
	8,323,070	JP Morgan Chase & Co.
	7,108,652	Morgan Stanley & Co., Inc.
	12,292,873	UBS AG
NVIT Loomis Short Term Bond Fund	11,019,428	Bank of America Corp.
	1,252,078	Citigroup, Inc.
	1,927,758	Jefferies & Co., Inc.
	8,788,880	JP Morgan Chase & Co.
	8,148,935	Morgan Stanley & Co., Inc.
	3,016,867	RBC Capital Markets
	4,257,897	Santander Group
	2,883,287	UBS AG
NVIT Mid Cap Index Fund	3,301,659	Jefferies & Co., Inc.
NVIT NS Partners International Focused Growth Fund	3,400,244	AXA Advisors LLC
NVIT Putnam International Value Fund	6,153,115	AXA Advisors LLC
	5,364,105	Santander Group
	1,536,291	UBS AG
NVIT S&P 500 Index Fund	17,809,544	Bank of America Corp.
	7,943,056	Citigroup, Inc.
	39,752,880	JP Morgan Chase & Co.
	9,526,793	Morgan Stanley & Co., Inc.
During the fiscal years ended December 31, 2023, 2022 and 2021, there were no brokerage commissions paid to affiliated brokers of the Adviser.
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Other Dealer Compensation
In addition to the dealer commissions and payments under its 12b-1 Plan, from time to time, NFA and/or its affiliates may make payments for distribution and/or shareholder servicing activities out of their past profits and from their own resources. NFA and/or its affiliates may make payments for marketing, promotional, or related services provided by dealers and other financial intermediaries, and may be in exchange for factors that include, without limitation, differing levels or types of services provided by the intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a preferred or recommended list, access to an intermediary’s personnel, and other factors. The amount of these payments is determined by NFA.
In addition to these payments described above, NFA or its affiliates may offer other sales incentives in the form of sponsorship of educational or client seminars relating to current products and issues, assistance in training and educating the intermediary’s personnel, and/or entertainment or meals. These payments also may include, at the direction of a retirement plan’s named fiduciary, amounts to intermediaries for certain plan expenses or otherwise for the benefit of plan participants and beneficiaries. As permitted by applicable law, NFA or its affiliates may pay or allow other incentives or payments to intermediaries.
The payments described above are often referred to as “revenue sharing payments.” The recipients of such payments may include:
●the Distributor and other affiliates of NFA,
●broker-dealers,
●financial institutions, and
●other financial intermediaries through which investors may purchase shares of a Fund.
Payments may be based on current or past sales; current or historical assets; or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Fund to you instead of shares of funds offered by competing fund families. NFA does not seek reimbursement by the Funds for such payments.
Additional Compensation to Affiliated Financial Institution. NFA and NFD, pursuant to agreements by the parties, pay their affiliate, Nationwide Financial Services, Inc., and certain of its subsidiaries, various amounts under the terms of the agreement.
Additional Compensation to Financial Institutions. The unaffiliated financial institutions that receive additional compensation (as described in the prospectus) from NFA, NFM or NFD, from their own resources, include the following (the information set forth below is considered complete as of the date of this SAI; however, agreements may be entered into, terminated, or amended, from time to time, without notice or change to the SAI):
Prudential Annuities Life Assurance Corporation, Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey (“Prudential Life”)
NFA, pursuant to a written agreement, pays Prudential Life a quarterly fee at the annual rate of 0.05% (5 basis points) of the average daily net asset value of the NVIT Fidelity Institutional AM® Emerging Markets Fund Class D shares held in separate accounts on the books of NVIT.
Sanctuary Wealth Group, LLC (“Sanctuary Wealth”)
Nationwide Life and Annuity Insurance Company (“Nationwide Life”), an affiliate of NFA and NFM, entered into a strategic partner sponsorship agreement with Sanctuary Wealth that pays a support fee to Sanctuary Wealth of $230,000 per year in exchange for allowing Nationwide Life and its affiliates (including NFA) to participate in various events that include seminars, conferences and meetings as determined and agreed to by both parties; as well as provides access to research teams and additional data. Neither NFA nor NFM make any direct payments to Sanctuary Wealth. NFA may reimburse Nationwide Life proportionate to NFA participation.
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Purchases, Redemptions and Pricing of Shares
An insurance company purchases shares of the Funds at their net asset value (“NAV”) using purchase payments received on variable annuity contracts and variable life insurance policies issued by separate accounts. These separate accounts are funded by shares of the Funds.
All investments in the Trust are credited to the shareholder’s account in the form of full and fractional shares of the designated Fund (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates. Subject to the sole discretion of NFA, each Fund may accept payment for shares in the form of securities that are permissible investments for such Fund.
The net asset value per share of each Fund is determined once daily, as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (generally 4 p.m. Eastern time) on each business day the Exchange is open for regular trading (the “Valuation Time”). To the extent that a Fund’s investments are traded in markets that are open when the Exchange is closed, the value of the Funds' investments may change on days when shares cannot be purchased or redeemed.
The Trust will not compute NAV for the Funds on customary national business holidays, including the following: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and other days when the Exchange is closed.
Each Fund reserves the right to not determine NAV when: (i) a Fund has not received any orders to purchase, sell or exchange shares and (ii) changes in the value of the Fund’s portfolio do not affect the Fund’s NAV.
The offering price for orders placed before the close of the Exchange, on each business day the Exchange is open for trading, will be based upon calculation of the NAV at the close of regular trading on the Exchange. For orders placed after the close of regular trading on the Exchange, or on a day on which the Exchange is not open for trading, the offering price is based upon NAV at the close of the Exchange on the next day thereafter on which the Exchange is open for trading. The NAV of each class of a Fund on which offering and redemption prices are based is determined by adding the value of all securities and other assets of a Fund attributable to the class, deducting liabilities attributable to that class, and dividing by the number of that class’s shares outstanding. Each Fund may reject any order to buy shares and may suspend the sale of shares at any time.
Securities for which market-based quotations are readily available are valued as of the Valuation Time. Equity securities are generally valued at the last quoted sale price, or if there is no sale price, the last quoted bid price provided by a third-party pricing service approved by the Board. Securities traded on NASDAQ generally are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades. Debt and other fixed-income securities are generally valued at the bid evaluation price provided by a third-party pricing service.
Securities for which market-based quotations are either not readily available (e.g., a third-party pricing service does not provide a value) or are deemed unreliable, in the judgment of NFA are valued at fair value in good faith by the Adviser. The Board of Trustees has designated the Adviser as “valuation designee” to perform fair value determinations for all of the Funds’ investments pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended, subject to the general oversight of the Board of Trustees. In addition, fair value determinations are required for securities whose value is affected by a significant event that will materially affect the value of a security and which occurs subsequent to the time of the close of the principal market on which such security trades but prior to the calculation of the Funds' NAVs. The Fair Value Committee monitors the results of fair valuation determinations and regularly reports the results to the Board or a committee of the Board. Fair value determinations may require subjective determinations. There can be no assurance that the fair value of an asset is the price at which the asset could have been sold during the period in which the particular fair value was used in determining a Fund’s NAV.
The Fair Value Committee monitors the continuing appropriateness of the valuation methodology with respect to each security. In the event that NFA or a subadviser believes that the valuation methodology being used to value a security does not produce a fair value for such security, the Fair Value Committee is notified so that it may meet to determine what adjustment should be made.
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To the extent that a Fund invests in foreign securities, the following would be applicable. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the time that a Fund’s NAV is calculated, a Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets’ perceptions and trading activities on the Fund’s investments since their last closing prices were calculated on their primary securities markets or exchanges. When a Fund uses fair value pricing, the values assigned to the Fund’s foreign equity investments may not be the quoted or published prices of the investments on their primary markets or exchanges.
In addition to performing fair value determinations, the Adviser, as the valuation designee, is responsible for periodically assessing any material risks associated with the determination of the fair value of a Fund's investments; establishing and applying fair value methodologies; testing the appropriateness of fair value methodologies; and overseeing and evaluating third-party pricing services. The Adviser has established a fair value committee to assist with its designated responsibilities as valuation designee.
NVIT Government Money Market Fund (the “Fund”)
The Fund operates as a “Government Money Market Fund,” as defined in Rule 2a-7 under the 1940 Act. This means that the Fund invests at least 99.5% of its total assets in (1) securities that are issued by the U.S. government, its agencies or instrumentalities, (2) repurchase agreements that are collateralized fully by such securities or cash, (3) cash, and/or (4) other money market mutual funds that operate as Government Money Market Funds.
The value of portfolio securities in the Fund is determined on the basis of the amortized cost method of valuation in accordance with Rule 2a-7 of the 1940 Act. This method involves valuing a security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.
The Board has adopted procedures whereby the extent of deviation, if any, of the current NAV calculated using available market quotations from the Fund’s amortized cost price per share will be determined. In the event such deviation from the Fund’s amortized cost price per share exceeds 1/2 of 1 percent, NFA or the Chairman of the Board’s Valuation and Operations Committee (or, in his absence, the Chairman of the Board) shall promptly convene a meeting of the Board to consider what action, if any, should be taken. Where the Board believes that the extent of any deviation from the Fund’s amortized cost per share may result in material dilution or other unfair results to shareholders, it shall cause the Fund to take such action as it deems appropriate to eliminate or reduce, to the extent reasonably practicable, such dilution or unfair result. Such action might include: reducing or withholding dividends; redeeming shares in-kind; selling portfolio instruments prior to maturity to realize capital gains or losses to shorten the Fund’s average portfolio maturity; or utilizing an NAV as determined by using available market quotations.
In addition, in accordance with applicable legal requirements, the Fund may suspend redemptions if: (i) the Fund, at the end of a business day, has invested less than ten percent of its total assets in weekly liquid assets or the Fund’s price per share as computed for the purpose of distribution, redemption and repurchase, rounded to the nearest one percent, has deviated from the stable price established by the Board of Trustees, including a majority of its non-interested Trustees, determines that such a deviation is likely to occur; (ii) the Board, including a majority of its non-interested Trustees, irrevocably approve the liquidation of the Fund; and (iii) the Fund, prior to suspending redemptions, has notified the SEC of the decision to liquidate the Fund and suspend redemptions.
Pursuant to its objective of maintaining a stable net asset value per share, the Fund will only purchase investments deemed under Rule 2a-7 to have a remaining maturity of 397 calendar days or less, with certain exceptions permitted by applicable regulations, and will maintain a dollar weighted average portfolio maturity of 60 calendar days or less and a dollar-weighted average life of 120 calendar days or less that is determined without reference to certain interest rate readjustments. The recent amendments to Rule 2a-7 may impact the Fund in ways that could have a negative impact on the Fund's investment performance, ability to achieve its investment objective, or otherwise adversely impact an investment in the Fund.
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Redemptions
A separate account redeems shares to make benefit or surrender payments under the terms of its variable annuity contracts or variable life insurance policies. Redemptions are processed on any day on which the Trust is open for business and are effected at NAV next determined after the redemption order, in proper form, is received by the Trust’s transfer agent. Under normal circumstances, a Fund expects to satisfy redemption requests through the sale of investments held in cash or cash equivalents. However, a Fund may also use the proceeds from the sale of portfolio securities or a bank line of credit, to meet redemption requests if consistent with management of the Fund, or in stressed market conditions. Under extraordinary circumstances, a Fund in its sole discretion, may elect to honor redemption requests by transferring some of the securities held by a Fund directly to an account holder (“redemption in-kind”).
A Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management, or would adversely affect the Fund. The Trust may suspend the right of redemption for such periods as are permitted under the 1940 Act and under the following unusual circumstances: (a) when the Exchange is closed (other than weekends and holidays) or trading is restricted; (b) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or (c) during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.
In-Kind Redemptions
The Funds generally plan to redeem their shares for cash with the following exceptions. As described in the Prospectuses, each Fund reserves the right, in circumstances where in its sole discretion it determines that cash redemption payments would be undesirable, taking into account the best interests of all Fund shareholders, to honor any redemption request by transferring some of the securities held by the Fund directly to a redeeming shareholder as a redemption in-kind. Redemptions in-kind generally will be pro-rata slices of a Fund’s portfolio or a representative basket of securities. Redemptions in-kind may also be used in stressed market conditions.
The Board of Trustees has adopted procedures for redemptions in-kind to affiliated persons of a Fund. Affiliated persons of a Fund include shareholders who are affiliates of the Fund’s investment adviser and shareholders of a Fund owning 5% or more of the outstanding shares of a Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder’s proportionate share of the distributing Fund’s current net assets, and they are designed so that redemptions will not favor the affiliated shareholder to the detriment of any other shareholder. The procedures also require that the distributed securities be valued in the same manner as they are valued for purposes of computing the distributing Fund’s net asset value and that neither the affiliated shareholder nor any other party with the ability and pecuniary incentive to influence the redemption in-kind selects, or influences the selection of, the distributed securities. Use of the redemption in-kind procedures will allow a Fund to avoid having to sell significant portfolio assets to raise cash to meet the shareholder’s redemption request–thus limiting the potential adverse effect on the distributing Fund’s net asset value.
Additional Information
Description of Shares
The Second Amended and Restated Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest of each Fund and to divide or combine such shares into a greater or lesser number of shares without thereby exchanging the proportionate beneficial interests in the Trust. Each share of a Fund represents an equal proportionate interest in that Fund with each other share. The Trust reserves the right to create and issue a number of different funds. Shares of each Fund would participate equally in the earnings, dividends, and assets of that particular fund. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of such Fund available for distribution to shareholders.
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The Trust is authorized to offer the following series of shares of beneficial interest, without par value and with the various classes listed:
Fund	Share Classes
NVIT Allspring Discovery Fund	Class I, Class II
NVIT American Funds Asset Allocation Fund*	Class II, Class P
NVIT American Funds Bond Fund*	Class II
NVIT American Funds Global Growth Fund*	Class II
NVIT American Funds Growth Fund*	Class II
NVIT American Funds Growth-Income Fund*	Class II, Class P
NVIT Amundi Multi Sector Bond Fund	Class I
NVIT AQR Large Cap Defensive Style Fund	Class I, Class II, Class IV, Class Y
NVIT BlackRock Equity Dividend Fund	Class I, Class II, Class IV, Class Y
NVIT BlackRock Managed Global Allocation Fund*	Class II
NVIT Blueprint® Aggressive Fund*	Class I, Class II, Class Y
NVIT Blueprint® Balanced Fund*	Class I, Class II, Class Y
NVIT Blueprint® Capital Appreciation Fund*	Class I, Class II, Class Y
NVIT Blueprint® Conservative Fund*	Class I, Class II, Class Y
NVIT Blueprint® Managed Growth Fund*	Class I, Class II
NVIT Blueprint® Managed Growth & Income Fund*	Class I, Class II
NVIT Blueprint® Moderate Fund*	Class I, Class II, Class Y
NVIT Blueprint® Moderately Aggressive Fund*	Class I, Class II, Class Y
NVIT Blueprint® Moderately Conservative Fund*	Class I, Class II, Class Y
NVIT BNY Mellon Dynamic U.S. Core Fund	Class I, Class II, Class P, Class Y
NVIT BNY Mellon Dynamic U.S. Equity Income Fund	Class I, Class II, Class X, Class Y, Class Z
NVIT Bond Index Fund	Class I, Class II, Class Y
NVIT Calvert Equity Fund	Class I, Class II, Class Y
NVIT DoubleLine Total Return Tactical Fund	Class I, Class II, Class Y
NVIT Federated High Income Bond Fund	Class I
NVIT Fidelity Institutional AM® Emerging Markets Fund[1]	Class I, Class II, Class D, Class Y
NVIT Government Bond Fund	Class I, Class II, Class IV, Class P, Class Y
NVIT Government Money Market Fund	Class I, Class II, Class IV, Class V, Class Y
NVIT GS Emerging Markets Equity Insights Fund*	Class Y
NVIT GS International Equity Insights Fund*	Class Y
NVIT GS Large Cap Equity Fund*	Class Y
NVIT GS Small Cap Equity Insights Fund*	Class Y
NVIT International Equity Fund	Class I, Class II, Class Y
NVIT International Index Fund	Class I, Class II, Class VIII, Class Y
NVIT Invesco Small Cap Growth Fund	Class I, Class II
NVIT Investor Destinations Aggressive Fund*	Class II, Class P
NVIT Investor Destinations Balanced Fund*	Class II, Class P
NVIT Investor Destinations Capital Appreciation Fund*	Class II, Class P, Class Z
NVIT Investor Destinations Conservative Fund*	Class II, Class P
NVIT Investor Destinations Managed Growth Fund*	Class I, Class II
NVIT Investor Destinations Managed Growth & Income Fund*	Class I, Class II
NVIT Investor Destinations Moderate Fund*	Class II, Class P
NVIT Investor Destinations Moderately Aggressive Fund*	Class II, Class P
NVIT Investor Destinations Moderately Conservative Fund*	Class II, Class P
NVIT iShares® Fixed Income ETF Fund*	Class II, Class Y
NVIT iShares® Global Equity ETF Fund*	Class II, Class Y
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Fund	Share Classes
NVIT J.P. Morgan Digital Evolution Strategy Fund	Class II, Class Y
NVIT J.P. Morgan Innovators Fund	Class Y
NVIT J.P. Morgan Large Cap Growth Fund	Class I, Class II, Class Y
NVIT J.P. Morgan U.S. Equity Fund	Class II, Class Y
NVIT J.P. Morgan US Technology Leaders Fund	Class II, Class Y
NVIT Jacobs Levy Large Cap Core Fund	Class I, Class II
NVIT Jacobs Levy Large Cap Growth Fund	Class I, Class II
NVIT Loomis Core Bond Fund[2]	Class I, Class II, Class P, Class Y
NVIT Loomis Short Term Bond Fund	Class I, Class II, Class P, Class Y
NVIT Managed American Funds Asset Allocation Fund*	Class II, Class Z
NVIT Managed American Funds Growth-Income Fund*	Class II
NVIT Mid Cap Index Fund	Class I, Class II, Class Y
NVIT Multi-Manager Small Cap Value Fund	Class I, Class II, Class IV
NVIT Multi-Manager Small Company Fund	Class I, Class II, Class IV
NVIT NS Partners International Focused Growth Fund	Class I, Class II
NVIT Putnam International Value Fund[3]	Class I, Class II, Class X, Class Y, Class Z
NVIT Real Estate Fund	Class I, Class II
NVIT S&P 500 Index Fund	Class I, Class II, Class IV, Class Y
NVIT Small Cap Index Fund	Class II, Class Y
NVIT U.S. 130/30 Equity Fund*	Class Y
NVIT Victory Mid Cap Value Fund	Class I, Class II
*
Information on these Funds is contained in a separate Statement(s) of Additional Information.
1
Name change effective [_______], 2025. Formerly, NVIT Emerging Markets Fund.
2
Name change effective December 9, 2024. Formerly, NVIT Core Bond Fund.
3
Name change effective [___________], 2025. Formerly, NVIT Columbia Overseas Value Fund.
You have an interest only in the assets of the Fund whose shares you own. Shares of a particular class are equal in all respects to the other shares of that class. In the event of liquidation of a Fund, shares of the same class will share pro rata in the distribution of the net assets of such Fund with all other shares of that class. All shares are without par value and when issued and paid for, are fully paid and nonassessable by the Trust. Shares may be exchanged or converted as described in this SAI and in the Prospectus but will have no other preference, conversion, exchange or preemptive rights.
Voting Rights
Shareholders of each class of shares have one vote for each share held and a proportionate fractional vote for any fractional share held. Shareholders may vote in the election of Trustees and on other matters submitted to meetings of shareholders. Shares, when issued, are fully paid and nonassessable. Generally, amendment may not be made to the Second Amended and Restated Declaration of Trust without the affirmative vote of a majority of the outstanding voting securities of the Trust. The Trustees may, however, further amend the Second Amended and Restated Declaration of Trust without the vote or consent of shareholders to:
(1)
designate series of the Trust; or
(2)
change the name of the Trust; or
(3)
apply any omission, cure, correct, or supplement any ambiguous, defective, or inconsistent provision to conform the
Second Amended and Restated Declaration of Trust to the requirements of applicable federal laws or regulations if they deem it necessary.
An annual or special meeting of shareholders to conduct necessary business is not required by the Second Amended and Restated Declaration of Trust, the 1940 Act or other authority, except, under certain circumstances, to amend the Second Amended and Restated Declaration of Trust, the Investment Advisory Agreement, fundamental investment objectives, investment policies and investment restrictions, to elect and remove Trustees, to reorganize the Trust or any series or class thereof and to act upon certain other business matters. In regard to termination, sale of assets, modification or change of the Investment Advisory Agreement, or change of investment restrictions, the right to vote is limited to the holders of shares of the particular Fund affected by the proposal. However, shares of all Funds vote together, and not by Fund, in the election of
97

Trustees. If an issue must be approved by a majority as defined in the 1940 Act, a “majority of the outstanding voting securities” means the lesser of (i) 67% or more of the shares present at a meeting when the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares. For the election of Trustees only a plurality is required. Holders of shares subject to a Rule 12b-1 fee will vote as a class and not with holders of any other class with respect to the approval of the Rule 12b-1 Plan.
With respect to Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide Life”), and certain other insurance companies (each, a “Participating Insurance Company”) separate accounts, Nationwide Life and each Participating Insurance Company will vote the shares of each Fund at a shareholder meeting in accordance with the timely instructions received from persons entitled to give voting instructions under the variable contracts. Nationwide Life and each Participating Insurance Company are expected to vote shares attributable to variable contracts as to which no voting instructions are received in the same proportion (for, against, or abstain) as those for which timely instructions are received. As a result, those contract owners that actually provide voting instructions may control the outcome of the vote even though their actual percentage ownership of a Fund alone would not be sufficient to approve a Proposal. Contract owners will also be permitted to revoke previously submitted voting instructions in accordance with instructions contained in the proxy statement sent to the Funds’ shareholders and to contract owners.
Tax Status
The following sections are a summary of certain additional tax considerations generally affecting a Fund (sometimes referred to as “the Fund”). Because shares of the Fund are sold only to separate accounts of insurance companies, the tax consequences described below are generally not applicable to an owner of a variable life insurance policy or variable annuity contract (“variable contract”).
This “Tax Status” section and the “Other Tax Consequences” and “Tax Consequences to Shareholders” sections are based on the Internal Revenue Code and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.
This is for general information only and not tax advice. For federal income tax purposes, the insurance company (rather than the purchaser of a variable contract) is treated as the owner of the shares of the Fund selected as an investment option. Holders of variable contracts should consult their own tax advisors for more information on their tax situation, including the possible applicability of federal, state, local and foreign taxes.
Taxation of the Fund
The Fund has elected and intends to qualify each year as a regulated investment company (sometimes referred to as a “regulated investment company,” “RIC” or “fund”) under Subchapter M of the Internal Revenue Code. As a regulated investment company, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.
In order to qualify for treatment as a regulated investment company, the Fund must satisfy the following requirements:
●Distribution Requirement– the Fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).
●Income Requirement– the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from QPTPs.
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●Asset Diversification Test– the Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.
In some circumstances, the character and timing of income realized by the Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to such type of investment may adversely affect the Fund’s ability to satisfy these requirements. See “Tax Treatment of Portfolio Transactions” below with respect to the application of these requirements to certain types of investments. In other circumstances, the Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test, which may have a negative impact on the Fund’s income and performance.
The Fund may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If the Fund uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that the Fund’s allocation is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. If, as a result of such adjustment, the Fund fails to satisfy the Distribution Requirement, the Fund will not qualify that year as a regulated investment company the effect of which is described in the following paragraph.
If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at the corporate income tax rate without any deduction for dividends paid to shareholders. Failure to qualify as a regulated investment company would thus have a negative impact on the Fund’s income and performance. Subject to savings provisions for certain inadvertent failures to satisfy the Income Requirement or Asset Diversification Test, which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Fund will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.
Capital Loss Carryovers. The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess (if any) of the Fund's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund's next taxable year, and the excess (if any) of the Fund's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund's next taxable year. Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years. The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Fund. An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing the Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Fund’s shareholders could result from an ownership change. The Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Fund’s control, there can be no assurance that the Fund will not experience, or has not already experienced, an ownership change. Additionally, if the Fund engages in a tax-free reorganization with another Fund, the effect of these and other rules not discussed herein may be to disallow or postpone the
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use by the Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other Fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.
Deferral of Late Year Losses. The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year (see “Taxation of Fund Distributions— Distributions of Capital Gains” below). A “qualified late year loss” includes:
(i)
any net capital loss incurred after October 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or any net short-term capital loss incurred after October 31 of the current taxable year (“post-October capital losses”), and
(ii)
the sum of (1) the excess, if any, of (a) specified losses incurred after October 31 of the current taxable year, over (b)
specified gains incurred after October 31 of the current taxable year and (2) the excess, if any, of (a) ordinary losses incurred after December 31 of the current taxable year, over (b) the ordinary income incurred after December 31 of the current taxable year.
The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary income” mean other ordinary losses and income that are not described in the preceding sentence. Since the Fund has a fiscal year ending in December, the amount of qualified late-year losses (if any) is computed without regard to any items of ordinary income or losses that are incurred after December 31 of the taxable year.
Undistributed Capital Gains. The Fund may retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute net capital gains. If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the corporate income tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.
Excise Tax Distribution Requirements. To avoid a 4% non-deductible excise tax, the Fund must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year), and (3) any prior year undistributed ordinary income and capital gain net income. Federal excise taxes will not apply to the Fund in a given calendar year, however, if all of its shareholders (other than certain “permitted shareholders”) at all times during the calendar year are segregated asset accounts of life insurance companies where the shares are held in connection with variable products. For purposes of determining whether the Fund qualifies for this exemption, any shares attributable to an investment in the Fund made in connection with organization of the Fund is disregarded as long as the investment does not exceed $250,000. Permitted shareholders include other RICs eligible for the exemption (e.g., insurance dedicated fund-of-funds). If the Fund fails to qualify for the exemption, the Fund intends to declare and pay these distributions in December (or to pay them in January, in which case shareholders must treat them as received in December) to avoid any material liability for federal excise tax, but can give no assurances that its distributions will be sufficient to eliminate all taxes. In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Fund having to pay an excise tax.
Foreign Income Tax. Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when the Fund will receive the tax reclaim is within the control of the individual country.
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Information required on these forms may not be available, such as shareholder information; therefore, the Fund may not receive the reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause the Fund not to receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by the Fund on sale or disposition of securities of that country to taxation. These and other factors may make it difficult for the Fund to determine in advance the effective rate of foreign tax on its investments in certain countries. Under certain circumstances, the Fund may elect to pass through certain eligible foreign income taxes paid by the Fund to shareholders, although it reserves the right not to do so. If the Fund makes such an election and obtains a refund of foreign taxes paid by the Fund in a prior year, the Fund may be eligible to reduce the amount of foreign taxes reported by the Fund to its shareholders, generally by the amount of the foreign taxes refunded, for the year in which the refund is received. Certain foreign taxes imposed on the Fund’s investments, such as a foreign financial transaction tax, may not be creditable against U.S. income tax liability or eligible for pass through by the Fund to its shareholders.
Special Rules Applicable to Variable Contracts
The Fund intends to comply with the diversification requirements of Section 817(h) of the Internal Revenue Code and the regulations thereunder relating to the tax-deferred status of variable accounts that are based on insurance company separate accounts (referred to as “segregated asset accounts” for federal income tax purposes). If these requirements are not met, or under other limited circumstances, it is possible that the contract owners (rather than the insurance company) will be treated for federal income tax purposes as the taxable owners of the assets held by the segregated asset accounts. The Fund intends to comply with these diversification requirements.
Section 817(h) of the Internal Revenue Code generally requires a variable contract (other than a pension plan contract) that is based on a segregated asset account to be adequately diversified. To satisfy these diversification requirements, as of the end of each calendar quarter or within 30 days thereafter, the Fund must either (a) satisfy the Asset Diversification Test and have no more than 55% of the total value of its assets in cash and cash equivalents, government securities and securities of other regulated investment companies; or (b) have no more than 55% of its total assets represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For the purposes of clause (b), all securities of the same issuer are considered a single investment, each agency or instrumentality of the U.S. government is treated as a separate issuer of securities, and a particular foreign government and its agencies, instrumentalities and political subdivisions all will be considered the same issuer of securities.
Section 817(h) of the Internal Revenue Code provides a look-through rule for purposes of testing the diversification of a segregated asset account that invests in a regulated investment company such as the Fund. Treasury Regulations Section 1.817-5(f)(1) provides, in part, that if the look-through rule applies, a beneficial interest in an investment company (including a regulated investment company) shall not be treated as a single investment of a segregated asset account; instead, a pro rata portion of each asset of the investment company shall be treated as an asset of the segregated asset account. Treasury Regulations Section 1.817-5(f)(2) provides (except as otherwise permitted) that the look-through rule shall apply to an investment company only if–
●All the beneficial interests in the investment company are held by one or more segregated asset accounts of one or more insurance companies; and
●Public access to such investment company is available exclusively through the purchase of a variable contract.
As provided in their offering documents, all the beneficial interests in the Fund are held by one or more segregated asset accounts of one or more insurance companies (except as otherwise permitted), and public access to the Fund (and any corresponding regulated investment company such as a fund-of-funds that invests in the Fund) is available solely through the purchase of a variable contract (such a fund is sometimes referred to as a “closed fund”). Under the look-through rule of Section 817(h) of the Internal Revenue Code and Treasury Regulations Section 1.817-5(f), a pro rata portion of each asset of the Fund, including a pro rata portion of each asset of any Underlying Fund that is a closed fund in which the Funds invest, is treated as an asset of the investing segregated asset account for purposes of determining whether the segregated asset account is adequately diversified. See also, Revenue Ruling 2005-7.
For a variable contract to qualify for tax deferral, assets in the segregated asset accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner. Accordingly, a contract owner should not have an impermissible level of control over the Fund’s investment in any particular asset so as to avoid the prohibition on investor control. If the contract owner were considered the owner of the segregated asset account, income and gains produced
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by the underlying assets would be included currently in the contract owner’s gross income with the variable contract being characterized as a mere “wrapper.” The Treasury Department has issued rulings addressing the circumstances in which a variable contract owner's control of the investments of the segregated asset account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the segregated asset account, and is likely to issue additional rulings in the future. It is not known what standards will be set forth in any such rulings or when, if at all, these rulings may be issued.
The IRS may consider several factors in determining whether a contract owner has an impermissible level of investor control over a segregated asset account. One factor the IRS considers when a segregated asset account invests in one or more RICs is whether a RIC's investment strategies are sufficiently broad to prevent a contract owner from being deemed to be making particular investment decisions through its investment in the segregated asset account. Current IRS guidance indicates that typical RIC investment strategies, even those with a specific sector or geographical focus, are generally considered sufficiently broad to prevent a contract owner from being deemed to be making particular investment decisions through its investment in a segregated asset account. The relationship between the Fund and the variable contracts is designed to satisfy the current expressed view of the IRS on this subject, such that the investor control doctrine should not apply. However, because of some uncertainty with respect to this subject and because the IRS may issue further guidance on this subject, the Fund reserves the right to make such changes as are deemed necessary or appropriate to reduce the risk that a variable contract might be subject to current taxation because of investor control.
Another factor that the IRS examines concerns actions of contract owners. Under the IRS pronouncements, a contract owner may not select or control particular investments, other than choosing among broad investment choices such as selecting a particular fund. A contract owner thus may not select or direct the purchase or sale of a particular investment of the Fund. All investment decisions concerning the Fund must be made by the portfolio managers in their sole and absolute discretion, and not by a contract owner. Furthermore, under the IRS pronouncements, a contract owner may not communicate directly or indirectly with such portfolio managers or any related investment officers concerning the selection, quality, or rate of return of any specific investment or group of investments held by the Fund.
The IRS and the Treasury Department may in the future provide further guidance as to what they deem to constitute an impermissible level of “investor control” over a segregated asset account’s investments in funds such as the Fund, and such guidance could affect the treatment of the Fund, including retroactively. In the event that additional rules or regulations are adopted, there can be no assurance that the Fund will be able to operate as currently described, or that the Fund will not have to change its investment objectives or investment policies. The Fund’s investment objective and investment policies may be modified as necessary to prevent any such prospective rules and regulations from causing variable contract owners to be considered the owners of the shares of the Fund.
Other Tax Consequences
Taxation of Fund Distributions
The Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year.
Distributions of Net Investment Income. The Fund receives ordinary income generally in the form of dividends and/or interest on its investments. The Fund also may recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to the separate account. In the case of a Fund whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to the separate account may be qualified dividends eligible for the corporate dividends-received deduction. See the discussion below under the heading, “Dividends-Received Deduction for Corporations.”
Distributions of Capital Gains. The Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be distributable as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be distributable as long-term capital gain. Any net short-term or long-term capital gain realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.
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Maintaining a $1 Share Price– NVIT Government Money Market Fund Only. Gains and losses on the sale of portfolio securities and unrealized appreciation or depreciation in the value of these securities may require the Fund to adjust its dividends to maintain its $1 share price. This procedure may result in under- or over-distributions by the Fund of its net investment income. This in turn may result in return of capital distributions, the effect of which is described in the following paragraph.
Returns of Capital. Distributions by the Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares; any excess will be treated as gain from the sale of its shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in its Fund shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund shares. Return of capital distributions can occur for a number of reasons including, among others, the Fund over-estimates the income to be received from certain investments such as those classified as partnerships or equity REITs (see “Tax Treatment of Portfolio Transactions– Investments in U.S. REITs” below).
Business interest income. Under Section 163(j) of the Code, enacted by the TCJA, generally, the amount of business interest that a taxpayer can deduct for any year is limited to the taxpayer’s (i) business interest income (which is the amount of interest includible in the gross income of the taxpayer which is properly allocable to a trade or business, but does not include investment income) plus (ii) 30% (or 50% for tax years beginning in 2019 and 2020) of adjusted taxable income (but not less than zero) plus (iii) floor plan financing interest.  A Fund is permitted to pass-through its net business interest income (generally the Fund’s interest income less applicable expenses and deductions) as a “Section 163(j) interest dividend.” The amount passed through to shareholders is considered interest income and can then be used to determine such shareholder’s business interest deduction under Section 163(j), if any, subject to holding period requirements and other limitations.  A Fund may choose not to report such Section 163(j) interest dividends.
Dividends-Received Deduction for Corporations. For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the dividends-received deduction. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Internal Revenue Code on the corporation claiming the deduction. Income derived by the Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.
Pass-Through of Foreign Tax Credits. If more than 50% of the value of the Fund’s total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to the Fund’s shareholders their pro rata share of foreign taxes paid by the Fund. If this election is made, the Fund may report more taxable income than it actually distributes. The shareholders will then be entitled either to deduct their share of these taxes in computing their taxable income or to claim a foreign tax credit for these taxes against their U.S. federal income tax (subject to limitations for certain shareholders). Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by the Fund due to certain limitations that may apply. The Fund reserves the right not to pass through to its shareholders the amount of foreign income taxes paid by the Fund. Additionally, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass through of foreign tax credits to shareholders. See “Tax Treatment of Portfolio Transactions– Securities Lending” below.
Tax Credit Bonds. If the Fund holds, directly or indirectly, one or more “tax credit bonds” (including build America bonds, clean renewable energy bonds and qualified tax credit bonds) on one or more applicable dates during a taxable year, the Fund may elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder’s proportionate share of tax credits from the applicable bonds that otherwise would be allowed to the Fund. In such a case, shareholders must include in gross income (as interest) their proportionate share of the income attributable to their proportionate share of those offsetting tax credits. A shareholder’s ability to claim a tax credit associated with one or more tax credit bonds may be subject to certain limitations imposed by the Internal Revenue Code. (Under the TCJA, the build America bonds, clean renewable energy bonds and certain other qualified bonds may no longer be issued after December 31, 2017.) Even if the Fund is eligible to pass through tax credits to shareholders, the Fund may choose not to do so.
Consent Dividends. The Fund may utilize the consent dividend provisions of section 565 of the Internal Revenue Code to make distributions. Provided that all shareholders agree in a consent filed with the income tax return of the Fund to treat as a dividend the amount specified in the consent, the amount will be considered a distribution just as any other distribution paid in money and reinvested back into the Fund.
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Reportable Transactions. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Tax Treatment of Portfolio Transactions
Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a Fund and, in turn, affect the amount, character and timing of dividends and distributions payable by the Fund to its shareholders. This section should be read in conjunction with the discussion above under “Additional Information on Portfolio Instruments, Strategies and Investment Policies” for a detailed description of the various types of securities and investment techniques that apply to the Fund.
In General. In general, gain or loss recognized by a Fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.
Certain Fixed-Income Investments. Gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the Fund held the debt obligation unless the Fund made a current inclusion election to accrue market discount into income as it accrues. If a Fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the Fund generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Therefore, a Fund's investment in such securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.
Options, futures, forward contracts, swap agreements and hedging transactions. In general, option premiums received by a fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the fund minus (b) the fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by a fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.
The tax treatment of certain futures contracts entered into by a fund as well as listed non-equity options written or purchased by the fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Internal Revenue Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Internal Revenue Code) are “marked to market” with the result that unrealized gains or losses
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are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.
In addition to the special rules described above in respect of options and futures transactions, a fund’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the fund, defer losses to the fund, and cause adjustments in the holding periods of the fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.
Certain of a fund’s investments in derivatives and foreign currency-denominated instruments, and the fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If a fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the fund’s remaining earnings and profits (including current earnings and profits arising from tax- exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.
Foreign Currency Transactions. A Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a Fund's ordinary income distributions to shareholders, and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital. In certain cases, a Fund may make an election to treat such gain or loss as capital.
PFIC Investments. A Fund may invest in securities of foreign companies that may be classified under the Internal Revenue Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a Fund intends to mark-to-market these securities under certain provisions of the Internal Revenue Code and recognize any unrealized gains as ordinary income at the end of the Fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold or received dividends from these securities. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, a Fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the Fund to make a mark-to-market election. If a Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains.
Investments in U.S. REITs. A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to a Fund will be treated as long-term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn a Fund, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a U.S. REIT is operated in a manner that fails to qualify as a U.S. REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at the corporate income tax rate without any deduction for dividends paid
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to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits. Also, see “Tax Treatment of Portfolio Transactions– Investment in taxable mortgage pools (excess inclusion income)” with respect to certain other tax aspects of investing in U.S. REITs.
Investment in non-U.S. REITs. While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a Fund in a non-U.S. REIT may subject the Fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. A Fund’s pro rata share of any such taxes will reduce the Fund’s return on its investment. A Fund’s investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in “PFIC investments.” In addition, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties, as discussed above in “Taxation of the Fund– Foreign income tax.” Also, a Fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States, which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.
Investment in Taxable Mortgage Pools (Excess Inclusion Income). Under a Notice issued by the IRS, the Internal Revenue Code and Treasury regulations to be issued, a portion of a Fund’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduit (“REMIC”) or equity interests in a “taxable mortgage pool” (referred to in the Internal Revenue Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the corporate income tax rate. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. Internal Revenue Code Section 860E(f) further provides that, except as provided in regulations (which have not been issued), with respect to any variable contract (as defined in section 817), there shall be no adjustment in the reserve to the extent of any excess inclusion. There can be no assurance that a Fund will not allocate to shareholders excess inclusion income.
These rules are potentially applicable to a Fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT. It is unlikely that these rules will apply to a Fund that has a non-REIT strategy.
Investments in Partnerships and QPTPs. For purposes of the Income Requirement, income derived by a Fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Fund. While the rules are not entirely clear with respect to a Fund investing in a partnership outside a master-feeder structure, for purposes of testing whether a Fund satisfies the Asset Diversification Test, the Fund generally is treated as owning a pro rata share of the underlying assets of a partnership. See “Taxation of the Fund.” In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities). All of the net income derived by a Fund from an interest in a QPTP will be treated as qualifying income but the Fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a Fund to fail to qualify as a regulated investment
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company. Although, in general, the passive loss rules of the Internal Revenue Code do not apply to RICs, such rules do apply to a Fund with respect to items attributable to an interest in a QPTP. Fund investments in partnerships, including in QPTPs, may result in the Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.
Investments in commodities, structured notes, corporate subsidiary and certain ETFs. Gains from the disposition of commodities, including precious metals, will neither be considered qualifying income for purposes of satisfying the Income Requirement nor qualifying assets for purposes of satisfying the Asset Diversification Test. See “Taxation of the Fund ‒ Qualification as a regulated investment company.” Also, the IRS has issued a revenue ruling which holds that income derived from commodity- linked swaps is not qualifying income for purposes of the Income Requirement. In a subsequent revenue ruling, as well as in a number of follow-on private letter rulings (upon which only the fund that received the private letter ruling may rely), the IRS provides that income from certain alternative investments which create commodity exposure, such as certain commodity-linked or structured notes or a corporate subsidiary (such as the Subsidiary) that invests in commodities, may be considered qualifying income under the Code. Accordingly, a fund may invest in certain commodity-linked notes relying on an opinion of counsel confirming that income from such investments should be qualifying income because such commodity-linked notes constitute securities under section 2(a)(36) of the 1940 Act. In addition, a RIC may gain exposure to commodities through investment in a QPTP, such as an exchange-traded fund or ETF that is classified as a partnership and which invests in commodities, or through investment in a wholly-owned  subsidiary  that  is  treated  as  a  controlled  foreign  corporation  for  federal  income  tax purposes. Treasury regulations treat “Subpart F” income (defined in Section 951 of the Code to include passive income such as income from commodity-linked derivatives) as satisfying the Income Requirement even if a foreign corporation, such as the Subsidiary, does not make a distribution of such income. If a distribution is made, such income will be treated as a dividend by the Fund to the extent that, under applicable provisions of the Code, there is a distribution out of the earnings and profits of the foreign corporation attributable to the distribution. Accordingly, the extent to which a fund directly invests in commodities or commodity-linked derivatives may be limited by the Income Requirement and the Asset Diversification Test, which the fund must continue to satisfy to maintain its status as a regulated investment company. A fund also may be limited in its ability to sell its investments in commodities, commodity-linked derivatives, and certain ETFs or be forced to sell other investments to generate income due to the Income Requirement. If a fund does not appropriately limit such investments or if such investments  (or  the  income  earned  on  such  investments)  were  to  be  recharacterized  for  U.S.  tax purposes, the fund could fail to qualify as a regulated investment company. In lieu of potential disqualification, a fund is permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.
Securities Lending. While securities are loaned out by a Fund, the Fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will not qualify for the 50% dividends-received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass through of foreign tax credits to shareholders. Additionally, in the case of a Fund with a strategy of investing in tax-exempt securities, any payments made “in lieu of” tax-exempt interest will be considered taxable income to the Fund, and thus, to the investors, even though such interest may be tax-exempt when paid to the borrower.
Investments in Convertible Securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder's exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange-traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received may be eligible for the corporate dividends-received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles. A change in the conversion ratio or conversion price of a convertible security on account of a dividend paid to the issuer’s other shareholders may result in a deemed distribution of stock to the holders of the convertible
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security equal to the value of their increased interest in the equity of the issuer. Thus, an increase in the conversion ratio of a convertible security can be treated as a taxable distribution of stock to a holder of the convertible security (without a corresponding receipt of cash by the holder) before the holder has converted the security.
Investments in Securities of Uncertain Tax Character. A Fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Internal Revenue Code.
Effect of Future Legislation; Local Tax Considerations
The foregoing general discussion of U.S. federal income tax consequences is based on the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Fund.
Tax Consequences to Shareholders
Since shareholders of the Fund will be the insurance company separate accounts, no discussion is included herein concerning federal income tax consequences for the holders of the contracts. For information concerning the federal income tax consequences to any such holder, see the prospectus relating to the applicable contract.
Major Shareholders
To the extent NFA and its affiliates (including Nationwide Life Insurance Company, Nationwide Life and Annuity Insurance Company, Jefferson National Life Insurance Company and Jefferson National Life Insurance Company of New York) directly or indirectly own, control and hold power to vote 25% or more of the outstanding shares of the Funds above, they are deemed to have “control” over matters which are subject to a vote of the Funds' shares.
Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company, are located at One Nationwide Plaza, Columbus, Ohio 43215. Jefferson National Life Insurance Company and Jefferson National Life Insurance Company of New York are located at 10350 Ormsby Park Place, Louisville, Kentucky 40223. Each of NFA, Nationwide Life Insurance Company, Nationwide Life and Annuity Insurance Company, Jefferson National Life Insurance Company and Jefferson National Life Insurance Company of New York is wholly owned by Nationwide Financial Services, Inc. (“NFS”). NFS, a holding company, is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company, which is a mutual company owned by its policyholders.
As of [______], 2025, the Trustees and Officers of the Trust as a group owned beneficially less than 1% of the shares of any class of the Funds.
As of [______], 2025, the record shareholders identified in Appendix D to this SAI held five percent or greater of the shares of a class of a Fund. Fund classes are generally sold to and owned by insurance company separate accounts to serve as the investment vehicle for variable annuity and life insurance contracts. Pursuant to an order received from the SEC, the Trust maintains participation and other agreements with insurance company separate accounts that obligate such insurance companies to pass any proxy solicitations through to underlying contract holders who in turn are asked to designate voting instructions. In the event that an insurance company does not receive voting instructions from contract holders, it is obligated to vote the shares that correspond to such contract holders in the same proportion as instructions received from all other applicable contract holders.
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APPENDIX A
DEBT RATINGS
STANDARD & POOR’S DEBT RATINGS
A Standard & Poor’s corporate or municipal debt rating is an opinion of the general creditworthiness of an obligor, or the creditworthiness of an obligor with respect to a particular debt security or other financial obligation, based on relevant risk factors.
The debt rating does not constitute a recommendation to purchase, sell, or hold a particular security. In addition, a rating does not comment on the suitability of an investment for a particular investor. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.
The ratings are based, in varying degrees, on the following considerations:
1.
Likelihood of default - capacity and willingness of the obligor as to its financial commitments in a timely manner in accordance with the terms of the obligation.
2.
Nature of and provisions of the obligation.
3.
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
INVESTMENT GRADE
AAA	Debt rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. Capacity to meet financial commitments is extremely strong.
AA	Debt rated ‘AA’ has a very strong capacity to meet financial commitments and differs from the highest rated issues only in small degree.
A
Debt rated ‘A’ has a strong capacity to meet financial commitments although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB
Debt rated ‘BBB’ is regarded as having an adequate capacity meet financial commitments. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet financial commitments for debt in this category than in higher rated categories.

SPECULATIVE GRADE
Debt rated ‘BB’, ‘B’, ‘CCC’, ‘CC’ and ‘C’ are regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.
BB
Debt rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet financial commitments.

B
Debt rated ‘B’ has a greater vulnerability to nonpayment than obligations rated BB but currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to meet financial commitments.

CCC
Debt rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions to meet financial commitments. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to meet its financial commitments.

CC	Debt rated ‘CC’ typically is currently highly vulnerable to nonpayment.
C	Debt rated ‘C’ may signify that a bankruptcy petition has been filed, but debt service payments are continued.
D
Debt rated ‘D’ is in payment default. The ‘D’ rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

MOODY’S LONG-TERM DEBT RATINGS
Aaa	Bonds which are rated Aaa are judged to be of the highest quality, with minimal credit risk.
Aa	Bonds which are rated Aa are judged to be of high quality by all standards and are subject to very low credit risk.
A	Bonds which are rated A are to be considered as upper-medium grade obligations and subject to low credit risk.
Baa	Bonds which are rated Baa are considered as medium-grade obligations, subject to moderate credit risk and in fact may have speculative characteristics.
Ba	Bonds which are rated Ba are judged to have speculative elements and are subject to substantial credit risk.
B	Bonds which are rated B are considered speculative and are subject to high credit risk.
Caa	Bonds which are rated Caa are judged to be of poor standing and are subject to very high credit risk.
Ca	Bonds which are rated Ca represent obligations which are highly speculative. Such issues are likely in default, or very near, with some prospect of recovery of principal and interest.
C	Bonds which are rated C are the lowest rated class of bonds, and are typically in default. There is little prospect for recovery of principal or interest.
STATE AND MUNICIPAL NOTES
Excerpts from Moody’s Investors Service, Inc., description of state and municipal note ratings:
MIG-1
Notes bearing this designation are of superior credit quality, enjoying excellent protection by established cash flows, highly reliable liquidity support, or demonstrated broad based access to the market for refinancing.

MIG-2	Notes bearing this designation are of strong credit quality, with margins of protection ample although not so large as in the preceding group.
MIG-3	Notes bearing this designation are of acceptable credit quality, with possibly narrow liquidity and cash flow protection. Market access for refinancing is likely to be less well established.
SG	Notes bearing this designation are of speculative grade credit quality and may lack sufficient margins of protection.
FITCH, INC. BOND RATINGS
Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner.
The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.
Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.
Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.
Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.
AAA
Bonds considered investment grade and representing the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments, a capacity that is highly unlikely to be adversely affected by foreseeable events.

AA
Bonds considered to be investment grade and of very high credit quality. This rating indicates a very strong capacity for timely payment of financial commitments, a capacity that is not significantly vulnerable to foreseeable events.

A
Bonds considered to be investment grade and represent a low expectation of credit risk. This rating indicates a strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in economic conditions or circumstances than long term debt with higher ratings.

BBB
Bonds considered to be in the lowest investment grade and indicates that there is currently low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in economic conditions and circumstances are more likely to impair this capacity.

BB
Bonds are considered speculative. This rating indicates that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B
Bonds are considered highly speculative. This rating indicates that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC and C
Bonds are considered a high default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC’
rating indicates that default of some kind appears probable. ‘C’ rating signal imminent default.

DDD, DD and D
Bonds are in default. Such bonds are not meeting current obligations and are extremely speculative.
‘DDD’ designates the highest potential for recovery of amounts outstanding on any securities involved and ‘D’ represents the lowest potential for recovery.

SHORT-TERM RATINGS
STANDARD & POOR’S COMMERCIAL PAPER RATINGS
A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from ‘A-1’ for the highest quality obligations to ‘D’ for the lowest. These categories are as follows:
A-1
This highest category indicates that capacity to meet financial commitments is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2
Capacity to meet financial commitments is satisfactory, although more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

A-3
Issues carrying this designation have adequate protections. They are, however, more vulnerable to adverse economic conditions or changing circumstances which could weaken capacity to meet financial commitments.

B	Issues rated ‘B’ are regarded as having significant speculative characteristics.
C	This rating is assigned to short-term debt obligations that are vulnerable to nonpayment and dependent on favorable business, financial, and economic conditions in order to meet financial commitments.
D
Debt rated ‘D’ is in payment default. The ‘D’ rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

STANDARD & POOR’S NOTE RATINGS
An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.
The following criteria will be used in making the assessment:
1.
Amortization schedule - the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note.
2.
Source of payment - the more the issue depends on the market for its refinancing, the more likely it is to be considered a note.
Note rating symbols and definitions are as follows:
SP-1	Strong capacity to pay principal and interest. Issues determined to possess very strong capacity to pay principal and interest are given a plus (+) designation.
SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3	Speculative capacity to pay principal and interest.
MOODY’S SHORT-TERM RATINGS
Moody’s short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. These obligations have an original maturity not exceeding thirteen months, unless explicitly noted. Moody’s employs the following three designations to indicate the relative repayment capacity of rated issuers:
P-1	Issuers (or supporting institutions) rated Prime-1 have a superior capacity to repay short-term debt obligations.
P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

Issuers rated Not Prime do not fall within any of the Prime rating categories.
MOODY’S NOTE RATINGS
MIG 1/VMIG 1
Notes bearing this designation are of superior credit quality, enjoying excellent protection by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2	Notes bearing this designation are of strong credit quality, with margins of protection ample although not so large as in the preceding group.
MIG 3/VMIG 3	Notes bearing this designation are of acceptable credit quality, with possibly narrow liquidity and cash- flow protection. Market access for refinancing is likely to be less well established.
SG	Notes bearing this designation are of speculative-grade credit quality and may lack sufficient margins of protection.
FITCH’S SHORT-TERM RATINGS
Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.
The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.
F-1+	Best quality, indicating exceptionally strong capacity to meet financial commitments.
F-1	Best quality, indicating strong capacity to meet financial commitments.
F-2	Good quality with satisfactory capacity to meet financial commitments.
F-3	Fair quality with adequate capacity to meet financial commitments but near term adverse conditions could impact the commitments.
B	Speculative quality and minimal capacity to meet commitments and vulnerability to short-term adverse changes in financial and economic conditions.
C	Possibility of default is high and the financial commitments are dependent upon sustained, favorable business and economic conditions.
D	In default and has failed to meet its financial commitments.

APPENDIX B
PROXY VOTING GUIDELINES SUMMARIES
ALLSPRING GLOBAL INVESTMENTS, LLC (“Allspring”)
Allspring Global Investments (Allspring) Stewardship. As fiduciaries, we are committed to effective stewardship of the assets we manage on behalf of our clients. To us, good stewardship reflects responsible, active ownership and includes both engaging with investee companies and voting proxies in a manner that we believe will maximize the long-term value of our investments.
Scope of Policies and Procedures. In conjunction with the Allspring Engagement Policy, these Proxy Voting Policies and Procedures (“Policies and Procedures”) set out how Allspring complies with applicable regulatory requirements in respect of how we exercise voting rights when we invest in shares traded on a regulated market on behalf of a client.
With respect to client accounts of Allspring Funds Management, LLC (“Allspring Funds Management”) this includes, among others, Allspring Funds Trust, Allspring Master Trust, Allspring Variable Trust, Allspring Global Dividend Opportunity Fund, Allspring Income Opportunities Fund, Allspring Multi-Sector Income Fund, Allspring Utilities and High Income Fund (the “Trusts”). It also includes Allspring (Lux) Worldwide Fund and Allspring Worldwide Alternative Fund SICAV-SIF, both domiciled in Luxembourg (the “Luxembourg Funds”). Aside from the investment funds managed by Funds Management, Allspring also offers medium term note programs, managed for issuers of such notes domiciled in Luxembourg. Hereafter, all series of the Trusts, and all such Trusts not having separate series, and all sub-funds of the Luxembourg Funds, as well as the MTN issuers, are referred to as the “Investment Products”. In addition, these Policies and Procedures are used to determine how to vote proxies for the assets managed on behalf of Allspring’s other clients. Not all clients delegate proxy voting authority to Allspring. Allspring will not vote proxies, or provide advice to clients on how to vote proxies in the absence of specific delegation of authority, a pre-existing contractual agreement, or an obligation under applicable law (e.g., securities that are held in an investment advisory account for which Allspring exercises no investment discretion are not voted by Allspring).
Luxembourg Products. Allspring Global Investments Luxembourg S.A. (“Allspring Luxembourg”) has delegated the portfolio management of the Luxembourg Funds it manages to Allspring and the responsibility for exercising voting rights in conjunction with such delegation; as such, these Policies and Procedures shall apply to the portfolio management of the Allspring (Lux) Worldwide Fund. The respective portfolio management may also delegate the responsibility for exercising voting rights to the Proxy Voting Vendor, with the prior consent of Allspring Luxembourg. Responsibility for exercising voting rights has also been delegated to Allspring with respect to the Allspring Worldwide Alternative Fund SICAV-SIF and to the MTN issuers.
Voting Philosophy. Allspring has adopted these Policies and Procedures to ensure that proxies are voted in the best interests of clients and Investment Product investors, without regard to any relationship that any affiliated person of Allspring or the Investment Product (or an affiliated person of such affiliated person) may have with the issuer. Allspring exercises its voting responsibility as a fiduciary with the goal of maximizing value to clients consistent with governing laws and the investment policies of each client. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership activism, Allspring supports sound corporate governance practices at companies in which client assets are invested. Allspring has established an appropriate strategy determining when and how the voting rights related to the instruments held in portfolios managed are exercised, so that these rights are exclusively reserved to the relevant Investment Product and its investors.
Proxy Administration. Allspring’s Stewardship Team (“Stewardship”) administers the proxy voting process. The Stewardship Team is part of the Allspring Sustainability Team. Stewardship is responsible for administering and overseeing the proxy voting process to ensure the implementation of the Policies and Procedures, including regular operational reviews, typically conducted on a weekly basis. The Stewardship monitors third party voting of proxies to ensure it is being done in a timely and responsible manner, including review of scheduled vendor reports. The Stewardship, in conjunction with the Allspring Proxy Governance Committee, reviews the continuing appropriateness of the Policies and Procedures set forth herein, and recommends revisions as necessary.
Third Party Proxy Voting Vendor. Allspring has retained a third-party proxy voting service, Institutional Shareholder Services Inc. (“ISS”), to assist in the implementation of certain proxy voting-related functions including: 1.) Providing research on proxy matters 2.) Providing technology to facilitate the sharing of research and discussions related to proxy votes 3.) Vote proxies in accordance with Allspring’s guidelines 4.) Handle administrative and reporting items 5.) Maintain records of proxy statements received in connection with proxy votes and provide copies/analyses upon request. Except in instances where clients have retained voting authority, Allspring retains the responsibility for proxy voting decisions.
Proxy Committee
Allspring Proxy Governance Committee. The Allspring Proxy Governance Committee shall be responsible for overseeing the proxy voting process to ensure its implementation in conformance with these Policies and Procedures. The Allspring Proxy Governance Committee shall coordinate with Allspring Compliance to monitor ISS, the proxy voting agent currently retained by Allspring, to determine that ISS is accurately applying the Policies and Procedures as set forth herein and operates as an independent proxy voting agent. Allspring’s ISS Vendor Oversight process includes an assessment of ISS’ Policy and Procedures (“P&P”), including conflict controls and monitoring, receipt and review of routine performance-related reporting by ISS to Allspring and periodic onsite due diligence meetings. Due diligence meetings typically include: meetings with key staff, P&P related presentations and discussions, technology-related demonstrations and assessments, and some sample testing, if appropriate. The Allspring Proxy Governance Committee shall review the continuing appropriateness of the Policies and Procedures set forth herein. The Allspring Proxy Governance Committee may delegate certain powers and responsibilities to proxy voting working groups. The Allspring Proxy Governance Committee reviews and, in accordance with these Policies and Procedures, votes on issues that have been escalated from proxy voting working groups. Members of the Allspring Proxy Governance Committee also oversee the implementation of Allspring Proxy Governance Committee recommendations for the respective functional areas in Allspring that they represent.
Proxy Voting Due Diligence Working Group. Among other delegated matters, the proxy voting Due Diligence Working Group (“DDWG”) in accordance with these Policies and Procedures, reviews and votes on routine proxy proposals that it considers under these Policies and Procedures in a timely manner. If necessary, the DDWG escalates issues to the Allspring Proxy Governance Committee that are determined to be material by the DDWG or otherwise in accordance with these Policies and Procedures. The DDWG coordinates with Allspring’s Compliance teams to review the performance and independence of ISS in exercising its proxy voting responsibilities.
Meetings; Committee Actions. The Allspring Proxy Governance Committee shall convene or act through written consent, including through the use of electronic systems of record, of a majority of Allspring Proxy Governance Committee members as needed and when discretionary voting determinations need to be considered. Any working group of the Allspring Proxy Governance Committee shall have the authority on matters delegated to it to act by vote or written consent, including through the use of electronic systems of record, of a majority of the working group members available at that time. The Allspring Proxy Governance Committee shall also meet quarterly to review the Policies and Procedures.
Membership. Members are selected based on subject matter expertise for the specific deliverables the committee is required to complete. The voting members of the Allspring Proxy Governance Committee are identified in the Allspring Proxy Charter. Changes to the membership of the Allspring Proxy Governance Committee will be made only with approval of the Allspring Proxy Governance Committee. Upon departure from Allspring Global Investments, a member’s position on the Allspring Proxy Governance Committee will automatically terminate.
Voting Procedures. Unless otherwise required by applicable law1, proxies will be voted in accordance with the following steps and in the following order of consideration:
●First, any voting items related to Allspring “Top-of-House” voting principles (as described below under the heading “Allspring Proxy Voting Principles/Guidelines”) will generally be voted in accordance with a custom voting policy with ISS (“Custom Policy”) designed to implement the Allspring’s Top-of-House voting principles.2
●Second, any voting items for meetings deemed of “high importance”3 (e.g., proxy contests, mergers and acquisitions) where ISS opposes management recommendations will be referred to the Portfolio Management teams for recommendation or the DDWG (or escalated to the Allspring Proxy Governance -Committee) for case-by-case review and vote determination.
●Third, with respect to any voting items where ISS Sustainability Voting Guidelines4 provide a different recommendation than ISS Standard Voting Guidelines, the following steps are taken:
●Stewardship 5 evaluates the matter for materiality and any other relevant considerations.

●If Stewardship recommends further review, the voting item is then referred to the Portfolio Management teams for recommendation or the DDWG (or escalated to the Allspring Proxy Governance Committee) for case-by-case review and vote determination.
●If Stewardship does not recommend further review, the matter is voted in accordance with ISS Standard Voting Guidelines.
●Fourth, any remaining proposals are voted in accordance with ISS Standard Voting Guidelines.6
Commitment to the Principles of Responsible Investment. As a signatory to the Principles for Responsible Investment, Allspring has integrated certain environmental, social, and governance factors into its investment processes, which includes the proxy process. As described under Voting Procedures above, Allspring considers ISS’s Sustainability Voting Guidelines as a point of reference in certain cases deemed to be material to a company’s long-term shareholder value.
Voting Discretion. In all cases, the Allspring Proxy Governance Committee (and any working group thereof) will exercise its voting discretion in accordance with the voting philosophy of these Policies and Procedures. In cases where a proxy item is forwarded by ISS to the Allspring Proxy Governance Committee or a working group thereof, the Allspring Proxy Governance Committee or its working group may be assisted in its voting decision through receipt of: (i) independent research and voting recommendations provided by ISS or other independent sources; (ii) input from the investment sub-adviser responsible for purchasing the security; and (iii) information provided by company management and shareholder groups.
Portfolio Manager and Sub-Adviser Input. The Allspring Proxy Governance Committee (and any working group thereof) may consult with portfolio management teams and Fund sub-advisers on specific proxy voting issues as it deems appropriate. In addition, portfolio management teams or Fund sub-advisers may proactively make recommendations to the Allspring Proxy Governance Committee regarding any proxy voting issue. In this regard, the process takes into consideration expressed views of portfolio management teams and Fund sub-advisers given their deep knowledge of investee companies. For any proxy vote, portfolio management teams and Investment Product advisers and sub-advisers may make a case to vote against the ISS or Allspring Proxy Governance Committee’s recommendation (which is described under Voting Procedures above). Any portfolio management team’s or Investment Product adviser’s or sub-adviser’s opinion should be documented in a brief write-up for consideration by the DDWG who will determine, or escalate to the Allspring Proxy Governance Committee, the final voting decision.
Consistent Voting. The Allspring Proxy Policy and Procedures is consistently applied on the same matter when securities of an issuer are held by multiple client accounts unless there are 1) special circumstances such as, for example, proposals concerning corporate actions such as mergers, tender offers, and acquisitions or as reasonably necessary to implement specified proxy voting guidelines as established by a client (e.g. Taft Hartley ISS Guidelines or custom proxy guidelines) or 2) the expressed views of different portfolio management teams and Fund sub-advisers is different on particular proposals. In the latter case, the Proxy Governance Committee will work with the investment teams to gauge whether alignment can be achieved.
Governance and Oversight
Allspring Top-of-House Proxy Voting Principles/Guidelines. The following reflects Allspring’s Top-of-House Voting Principles in effect as of the date of these Policies and Procedures. Allspring has put in place a custom voting policy with ISS to implement these voting principles.
We believe that Boards of Directors of investee companies should have strong, independent leadership and should adopt structures and practices that enhance their effectiveness. We recognize that the optimal board size and governance structure can vary by company size, industry, region of operations, and circumstances specific to the company.
●We generally vote for the election of Directors in uncontested elections. We reserve the right to vote on a case-by-case basis when directors fail to meet their duties as a board member, such as failing to act in the best economic interest of shareholders; failing to maintain independent audit, compensation, nominating committees; and failing to attend at least 75% of meetings, etc.
●We generally vote for an independent board that has a majority of outside directors who are not affiliated with the top executives and have minimal or no business dealings with the company to avoid potential conflicts of interests.
●Generally speaking, we believe Directors serving on an excessive number of boards could result in time constraints and an inability to fulfill their duties.

●We generally support adopting a declassified board structure for public operating and holding companies. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments.
●We generally support annual election of directors of public operating and holding companies. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments.
●We believe a well-composed board should embody multiple dimensions of diversity in order to bring personal and professional experiences to bear and create a constructive debate of competing perspectives and opinions in the boardroom. Diversity should consider factors such as gender, ethnicity, and age as well as professional factors such as area of expertise, industry experience and geographic location.
We believe it is the responsibility of the Board of Directors to create, enhance, and protect shareholder value and that companies should strive to maximize shareholder rights and representation.
●We believe that companies should adopt a one-share, one-vote standard and avoid adopting share structures that create unequal voting rights among their shareholders. We will normally support proposals seeking to establish that shareholders are entitled to voting rights in proportion to their economic interests.
●We believe that directors of public operating and holding companies be elected by a majority of the shares voted. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments. This ensures that directors of public operating and holding companies who are not broadly supported by shareholders are not elected to serve as their representatives. We will normally support proposals seeking to introduce bylaws requiring a majority vote standard for director elections.
●We believe a simple majority voting standard should be required to pass proposals. We will normally support proposals seeking to introduce bylaws requiring a simple majority vote.
●We believe that shareholders who own a meaningful stake in the company and have owned such stake for a sufficient period of time should have, in the form of proxy access, the ability to nominate directors to appear on the management ballot at shareholder meetings. In general we support market-standardized proxy access proposals and we will analyze them based on various criteria such as threshold ownership levels, a minimum holding period, and the % and/or number of directors that are subject to nomination.
●We believe that shareholders should have the right to call a special meeting and not wait for company management to schedule a meeting if there is sufficiently high shareholder support for doing so on issues of substantial importance. In general we support the right to call a special meeting if there is balance between a reasonable threshold of shareholders and a hurdle high enough to also avoid the waste of corporate resources for narrowly supported interests. We will evaluate the issues of importance on the basis of serving all shareholders well and not structured for the benefit of a dominant shareholder over others.
Practical Limitations to Proxy Voting. While Allspring uses its reasonable best efforts to vote proxies, in certain circumstances, it may be impractical or impossible for Allspring to vote proxies (e.g., limited value or unjustifiable costs).
Securities on Loan. As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy). However, as it relates to portfolio holdings of the Investment Products, if the Allspring Proxy Governance Committee is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon outweighs the loss in lending revenue that would result from recalling the security (e.g., if there is a controversial upcoming merger or acquisition, or some other significant matter), the security will be recalled for voting.
Share Blocking. Proxy voting in certain countries requires ‘share blocking’. Shareholders wishing to vote their proxies must deposit their shares with a designated depository before the date of the meeting. Consequently, the shares may not be sold in the period preceding the proxy vote. Absent compelling reasons, Allspring believes that the benefit derived from voting these shares is outweighed by the burden of limited trading. Therefore, if share blocking is required in certain markets, Allspring will not participate and will refrain from voting proxies for those clients impacted by share blocking.
Conflicts of Interest. We always seek to place the interests of our clients first and to identify and manage any conflicts of interest, including those that arise from proxy voting or engagement. Allspring acts as a fiduciary with respect to its asset management activities and therefore we must act in the best interest of our clients and address conflicts that arise.
Conflicts of interest are identified and managed through a strict and objective application of our voting policy and procedures. Allspring may have a conflict of interest regarding a proxy to be voted upon if, for example, Allspring or its affiliates may have other relationships with the issuer of the proxy (i.e. the issuer may be a corporate pension fund client or Allspring). This type of conflict is generally mitigated by the information barriers between Allspring and its affiliates and our commitment as a fiduciary to independent judgement. However, when the Allspring Proxy Governance Committee becomes aware of a conflict of interest (that gets uncovered through the Allspring Proxy Voting Policy and Procedures), it takes additional steps to mitigate the conflict, by using any of the following methods:
●Instructing ISS to vote in accordance with its recommendation;
●Disclosing the conflict to the relevant Board and obtaining its consent before voting;
●Submitting the matter to the relevant Board to exercise its authority to vote on such matter;
●Engaging an independent fiduciary who will direct the vote on such matter,
●Consulting with Legal and Compliance and, if necessary, outside legal counsel for guidance on resolving the conflict of interest,
●Voting in proportion to other shareholders (“mirror voting”) following consultation with the Board of the Funds if the conflict pertains to a matter involving a portfolio holding of the Funds; or
●Voting in other ways that are consistent with Allspring's obligation to vote in the best interests of its clients.
Finally, Allspring is a privately-owned company and one of our owners is GTCR which owns other companies as well known as Affiliates.  The Allspring Regulatory Compliance team maintains the GTCR Affiliates list and publishes an updated list quarterly. Since the Affiliates may issue publicly traded stock and hold regular proxy meetings, Allspring manages this potential conflict of interest by defaulting all proxy voting in the affiliates to the ISS recommendations. Allspring has no influence attributed to the decisions or the voting elections.
Vendor Oversight: The Stewardship team monitors the ISS proxy process against specific criteria in order to identify potential issues relating to account reconciliation, unknown and rejected ballot reviews, upcoming proxy reviews, share reconciliation oversight, etc. With respect to ISS’s management of its potential conflicts of interest with corporate issuers, ISS provides institutional clients such as Allspring with its “Policy and disclosure of Significant ISS Relationships” and tools to provide transparency of those relationships.
Other Provisions
Policy Review and Ad Hoc Meetings. The Allspring Proxy Governance Committee meets at least annually to review this Policy and consider any appropriate changes. Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as requested by the Head of Stewardship, any member of the Allspring Proxy Governance Committee, or Chief Compliance Officer. The Allspring Proxy Governance Committee includes representation from Portfolio Management, Stewardship, Investment Analytics, Legal and Compliance.
Records Retention. The Stewardship team will maintain the following records relating to the implementation of the Policies and Procedures:
●A copy of these proxy voting policies and procedures;
●Proxy statements received for client securities (which will be satisfied by relying on ISS);
●Records of votes cast on behalf of Investment Products and separate account clients (which ISS maintains on behalf of Allspring);
●Records of each written client request for proxy voting records and Allspring’s written response to any client request (written or oral) for such records; and
●Any documents prepared by Allspring or ISS that were material to making a proxy voting decision.
Such proxy voting books and records shall be maintained at an office of Allspring in an easily accessible place for a period of six years.
Compliance with Regional Regulations and Client Delegation Arrangements
U.S. Regulation
These Policies and Procedures have been written in compliance with Rule 206(4)-6 of the Investment Advisers Act of 1940. Proxy voting records for Allspring’s mutual funds are disclosed on Form N-PX annually, as required by Section 30 and Rule 30b1-4 of the Investment Company Act of 1940, to the Securities and Exchange Commission (“SEC”).

E.U. Regulation
These Policies and Procedures have been established, implemented and maintained, as they apply to Allspring Luxembourg and Allspring Global Investments (UK) Limited, in accordance the EU Shareholder Rights Directive II (EU 2017/828) (SEF II). Specific to Allspring Luxembourg, the Policies and Procedures also comply with Article 23 of CSSF Regulation No. 10-4, and the CSSF Circular 18/698.
Disclosure of policies and procedures. A summary of the proxy voting policy and procedures are disclosed on Allspring’s website. In addition, Allspring will disclose to its separate clients (i.e. proxy votes for assets managed on behalf of Allspring’s other clients as per a delegation arrangement) a summary description of its proxy voting policy and procedures via mail.
Disclosure of proxy voting results. Allspring will provide to clients proxy statements and any records as to how Allspring voted proxies on behalf of clients, quarterly or upon request. For assistance, clients may contact their relationship manager, call Allspring at 1-866-259-3305 or e-mail: allspring.clientadministration@allspring-global.com to request a record of proxies voted on their behalf.
Allspring will publish high-level proxy voting statistics in periodic reports. However, except as otherwise required by law, Allspring has a general policy of not disclosing to any issuer specific or third party how its separate account client proxies are voted.
FOOTNOTES
1 Where provisions of the Investment Company Act of 1940 (the “1940 Act”) specify the manner in which items for any third party registered investment companies (e.g., mutual funds, exchange-traded funds and closed-end funds) and business development companies (as defined in Section 2(a)(48) of the 1940 Act) (“Third Party Fund Holding Voting Matters”) held by the Trusts or series thereof, Allspring shall vote the Third Party Fund Holding Voting Matter on behalf of the Trusts or series thereof accordingly.
2
The Allspring Proxy Governance Committee may determine that additional review of a Top-of-House voting matter is warranted. For example, voting matters for declassified boards or annual election of directors of public operating and holding companies that have certain long-term business commitments (e.g., developing proprietary technology; or having an important strategic alliance in place) may warrant referral to the DDWG (or escalation to the Proxy Governance Committee) for case-by-case review and vote determination.
3
The term “high importance” is defined as those items designated Proxy Level 6 or 5 by ISS, which include proxy contests, mergers, and other reorganizations.
4
ISS’s Sustainability Voting Guidelines seeks to promote support for recognized global governing bodies encouraging sustainable business practices advocating for stewardship of environment, fair labor practices, non-discrimination, and the protection of human rights.
5
The Allspring Stewardship Team is part of the Sustainability Team, led by Henrietta Pacquement who reports into the Allspring Chief Investment Officer(s).
6
The voting of proxies for Taft Hartley clients may incorporate the use of ISS’s Taft Hartley voting guidelines.
AQR CAPITAL MANAGEMENT, LLC
With respect to the NVIT AQR Large Cap Defensive Style Fund (the “Fund”), Nationwide Fund Advisors (“NFA”) has recommended and consented to AQR Capital Management, LLC (“AQR”) voting proxies on the portfolio securities held by the Fund in accordance with Institutional Shareholder Services’ (“ISS”) Sustainability U.S. Proxy Voting Guidelines and Sustainability International Proxy Voting Guidelines, as applicable (together, the “Sustainability Policy”). NFA has acknowledged that in applying the Sustainability Policy, AQR will do so consistent with its fiduciary duty and consistent with its proxy voting policies and procedures.
ISS has developed proxy voting guidelines that are consistent with the objectives of sustainability-minded investors and fiduciaries. On matters of environmental, social and corporate governance (“ESG”) import, ISS’ Sustainability Policy seeks to promote support for recognized global governing bodies promoting sustainable business practices advocating for stewardship of environment, fair labor practices, non-discrimination, and the protection of human rights. Generally, ISS’ Sustainability Policy will take as its frame of reference internationally recognized sustainability-related initiatives such as the United Nations Environment Programme Finance Initiative (UNEP FI), United Nations Principles for Responsible Investment (UNPRI), United Nations Global Compact, Global Reporting Initiative (GRI), Carbon Principles, International Labour Organization Conventions (ILO), Ceres Roadmap 2030, Global Sullivan Principles, MacBride Principles, and environmental and social European Union Directives. Each of these efforts promote a fair, unified and productive reporting and compliance environment which advances positive corporate ESG actions that promote practices that present new opportunities or that mitigate related financial and reputational risks.

On matters of corporate governance, executive compensation, and corporate structure, the Sustainability Policy guidelines are based on a commitment to create and preserve economic value and to advance principles of good corporate governance.
ISS notes there may be cases in which the final vote recommendation at a particular company varies from the voting guidelines due to the fact that ISS closely examines the merits of each proposal and consider relevant information and company-specific circumstances in arriving at its decisions. To that end, ISS engages with both interested shareholders as well as issuers to gain further insight into contentious issues facing the company. Where ISS acts as voting agent for clients, it follows each client’s voting policy, which may differ in some cases from the policies outlined in this document. ISS updates its guidelines on an annual basis to take into account emerging issues and trends on environmental, social and corporate governance topics, as well as the evolution of market standards, regulatory changes and client feedback.
Please read the ISS Sustainability U.S. Proxy Voting Guidelines available at https://www.issgovernance.com/file/policy/active/specialty/Sustainability-US-Voting-Guidelines.pdf and the ISS Sustainability International Proxy Voting Guidelines available at https://www.issgovernance.com/file/policy/active/specialty/Sustainability-International-Voting-Guidelines.pdf.
STATEMENT OF POLICY
Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to seek to ensure that such rights are properly and timely exercised. AQR Capital Management, LLC (“AQR”)1 manages a variety of products and AQR’s proxy voting authority may vary depending on the type of product or specific client preferences. AQR retains full proxy voting discretion for accounts comprised of comingled client assets. However, AQR’s proxy voting authority may vary for accounts that AQR manages on behalf of individual clients. These clients may retain full proxy voting authority for themselves, grant AQR full discretion to vote proxies on their behalf, or provide AQR with proxy voting authority along with specific instructions and/or custom proxy voting guidelines. Where AQR has been granted discretion to vote proxies on behalf of managed account clients this authority must be explicitly defined in the relevant Investment Management Agreement, or other document governing the relationship between AQR and the client.
In exercising its proxy voting authority, AQR is mindful of the fact that the value of proxy voting to a client’s investments may vary depending on the nature of an individual voting matter and the strategy in which a client is invested. AQR typically follows a systematic, research-driven investment approach, applying quantitative tools to process fundamental information and manage risk. Some proxy votes may have heightened importance for clients, (e.g., mergers, acquisitions, spinoffs, etc.) for those clients invested in AQR strategies involving the purchase of securities around corporate events. These differences may result in varying levels of AQR engagement in proxy votes, but in all cases where AQR retains proxy voting authority, it will seek to vote proxies in the best interest of its clients and in accordance with this Proxy Voting Policy and Procedures (the “Policy”).
AQR’s Stewardship Committee is responsible for the implementation of this Policy, including the oversight and use of third-party proxy advisers, the manner in which AQR votes its proxies, and fulfilling AQR’s obligation to vote proxies in the best interest of its clients.
USE OF THIRD-PARTY PROXY ADVISORS
AQR has retained an independent third-party Proxy Advisory firm for a variety of services including, but not limited to, receiving proxy ballots, working with custodian banks, proxy voting research and recommendations, and executing votes. AQR may consider other Proxy Advisory firms as appropriate for proxy voting research and other services.
The AQR Stewardship Committee periodically assesses the performance of its Proxy Advisory firm(s).
CONSIDERATIONS WHEN ASSESSING OR CONSIDERING A PROXY ADVISORY FIRM
When considering the engagement of a new, or the performance and retention of an existing, Proxy Advisory firm to provide research, voting recommendations, or other proxy voting related services, AQR will, as part of its assessment, consider:
●The capacity and competency of the Proxy Advisory firm to adequately analyze the matters up for a vote;

●Whether the Proxy Advisory firm has an effective process for obtaining current and accurate information including from issuers and clients (e.g., engagement with issuers, efforts to correct deficiencies, disclosure about sources of information and methodologies, etc.);
●How the Proxy Advisory firm incorporates appropriate input in formulating its methodologies and construction of issuer peer groups, including unique characteristics regarding an issuer;
●Whether the Proxy Advisory firm has adequately disclosed its methodologies and application in formulating specific voting recommendations;
●The nature of third-party information sources used as a basis for voting recommendations;
●When and how the Proxy Advisory firm would expect to engage with issuers and other third parties;
●Whether the Proxy Advisory firm has established adequate policies and procedures on how it identifies and addresses conflicts of interests;
●Information regarding any errors, deficiencies, or weaknesses that may materially affect the Proxy Advisory firm’s research or ultimate recommendation;
●Whether the Proxy Advisory firm appropriately and regularly updates methodologies, guidelines, and recommendations, including in response to feedback from issuers and their shareholders;
●Whether the Proxy Advisory firm adequately discloses any material business changes taking into account any potential conflicts of interests that may arise from such changes.
AQR also undertakes periodic sampling of proxy votes as part of its assessment of a Proxy Advisory firm and in order to reasonably determine that proxy votes are being cast on behalf of its clients consistent with this Policy.
POTENTIAL CONFLICTS OF INTEREST OF THE PROXY ADVISOR
AQR requires any Proxy Advisory firm it engages with to identify and provide information regarding any material business changes or conflicts of interest on an ongoing basis. Where a conflict of interest may exist, AQR requires information on how said conflict is being addressed. If AQR determines that a material conflict of interest exists and is not sufficiently mitigated, AQR’s Stewardship Committee will determine whether the conflict has an impact on the Proxy Advisory firm’s voting recommendations, research, or other services and determine if any action should be taken.
VOTING PROCEDURES AND APPROACH
In relation to stocks held in AQR funds and accounts where AQR has proxy voting discretion, AQR will, as a general rule, seek to vote in accordance with this Policy and the applicable guidelines AQR has developed to govern voting recommendations from its Proxy Advisory firm (“AQR Voting Guidelines”). In instances where a client has provided AQR with specific instructions and/or custom proxy voting guidelines, AQR will seek to vote proxies in line with such instructions or custom guidelines.
AQR may refrain from voting in certain situations unless otherwise agreed to with a client. These situations include, but are not limited to, when:
●The cost of voting a proxy outweighs the benefit of voting;
●AQR does not have enough time to process and submit a vote due to the timing of proxy information transfer or other related logistical or administrative issues;
●AQR has an outstanding sell order or intends to sell the applicable security prior to the voting date;
●There are restrictions on trading resulting from the exercise of a proxy;
●Voting would cause an undue burden to AQR (e.g., votes occurring in jurisdictions with beneficial ownership disclosure and/or Power of Attorney requirements); or
●AQR has agreed with the client in advance of the vote not to vote in certain situations or on specific issues.
AQR generally does not notify clients of non-voted proxy ballots.
Some of AQR’s strategies primarily focus on portfolio management and research related to macro trading strategies which are implemented through the use of derivatives. These strategies typically do not hold equity securities with voting rights, but may, in certain circumstances, hold an exchange traded fund (“ETF”) for the purposes of managing market exposure. For AQR funds and managed accounts that only have a de minimis exposure to equites via an ETF, AQR will generally not vote proxies.

AQR takes a sustainable approach to proxy voting in relation to all its comingled client assets as evidenced in their voting guidelines. The aim is to promote sustainable best practices in portfolio companies, which includes advocating for environmental protection, human rights, fair labor, and anti-discrimination practices. When evaluating and adopting these guidelines and to encourage best sustainability practices, the voting guidelines take into account generally accepted frameworks such as those defined by the United Nations Principles for Responsible Investment and United Nations Global Compact.
ISSUER SPECIFIC BALLOT EVALUATIONS
AQR may review individual ballots (for example, in relation to specific corporate events such as mergers or acquisitions) using a more detailed analysis than is generally applied through the AQR Voting Guidelines. This analysis may, but does not always, result in a deviation from the voting recommendation that would result from the AQR Voting Guidelines assigned to a given AQR fund or managed account. When determining whether to conduct an issuer-specific analysis, AQR will consider the potential effect of the vote on the value of the investment. To the extent that issuer-specific analysis results in a voting recommendation that deviates from a recommendation produced by the AQR Voting Guidelines, AQR will be required to vote proxies in a way that, in AQR’s reasonable judgment, is in the best interest of AQR’s clients.
Unless prior approval is obtained from the Chief Compliance Officer, Head of Stewardship, or designee, the following principles will generally be adhered to when deviating from the AQR Voting Guidelines:
●AQR will not engage in conduct that involves an attempt to change or influence the control of a public company. In addition, all communications regarding proxy issues or corporate actions between companies or their agents, or with fellow shareholders, shall be for the sole purpose of expressing and addressing AQR's concerns consistent with the best interests of its clients;
●AQR will not announce its voting intentions and the reasons therefore; and
●AQR will not initiate a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder.
POTENTIAL CONFLICTS OF INTEREST OF THE ADVISOR
AQR mitigates potential conflicts of interest by generally voting in accordance with the AQR Voting Guidelines and/or specific voting guidelines provided by clients. However, from time to time, AQR may determine to vote contrary to AQR Voting Guidelines with respect to AQR funds or accounts for which AQR has voting discretion, which itself could give rise to potential conflicts of interest.
If AQR intends to directly vote a proxy in a manner that is inconsistent with the AQR Voting Guidelines, the Compliance Department will examine any potential conflicts of interest. This examination includes, but is not limited to, a review of any material economic interest, including outside business activities, of AQR, its personnel, and its affiliates with the issuer of the security in question. If the Compliance Department determines a potential material conflict of interest exists, it may instruct AQR and the Stewardship Committee to not deviate from the AQR Voting Guidelines.
BALLOT MATERIALS AND PROCESSING
The Proxy Advisory firm is responsible for coordinating with AQR’s clients’ custodians to seek to ensure that proxy materials received by custodians relating to a client’s securities are processed in a timely fashion. Proxies relating to securities held in client accounts will typically be sent directly to the Proxy Advisory firm. In the event that proxy materials are sent to AQR directly instead of the Proxy Advisory firm, AQR will use reasonable efforts to coordinate with the Proxy Advisory firm for processing.
DISCLOSURE
Upon request, AQR will provide clients with a copy of this Policy and how the relevant client’s proxies have been voted. In relation to the latter, AQR will prepare a written response that lists, with respect to each voted proxy:
●The name of the issuer;
●The proposal voted upon; and
●The election made for the proposal.

Clients may contact AQR’s Client Administration team by calling 203-742-3700 or via e-mail at Client.Admin@aqr.com to obtain a record of how proxies were voted for their account.
AQR MUTUAL FUNDS
On an annual basis, AQR will provide, or cause the Proxy Advisory firm to provide, to the AQR Funds’ administrator or other designee on a timely basis, any and all reports and information necessary to prepare and file Form N-PX, which is required by Rule 30b1-4 under the Investment Company Act of 1940.2
PROXY RECORDKEEPING
AQR and its Proxy Advisory firm (where applicable) will maintain the following records with respect to this Policy for a period of no less than five (5) years as required by SEC Rule 204-2 under the Investment Advisers Act of 1940:
●A copy of the Policy, and any amendments thereto; and
●A copy of any document that was material to making a decision how to vote proxies, or that memorializes that decision.
REVIEW OF POLICY AND PROCEDURES
As a general principle, the Stewardship Committee, with the involvement from the Compliance Department, reviews, on an annual basis, the adequacy of this Policy to reasonably ensure it has been implemented effectively, including whether it continues to be reasonably designed to ensure that AQR’s approach to voting proxies is in the best interests of its clients.
FOOTNOTES
1    The term “AQR” includes AQR Capital Management, LLC and AQR Arbitrage, LLC and their respective investment advisory affiliates.
2
Form N-PX is required to contain an AQR Fund’s complete proxy voting record for the most recent 12-month period ended June 30 and must be filed no later than August 31 of each year.
ATLANTA CAPITAL MANAGEMENT COMPANY, L.L.C. (“ATLANTA CAPITAL”)
I.
INTRODUCTION
Calvert Research and Management (“Calvert”) believes that sound corporate governance and overall corporate sustainability and social responsibility are characteristics of healthy corporations. A well-governed sustainable and socially responsible company meets high standards of corporate ethics and operates in the best interests of all stakeholders (shareholders, employees, customers, communities and the environment). In our view, combining effective governance and corporate sustainability better positions a company to create long-term value.
Long-Term Value. Responsibly managed companies focus on long-term value creation that aligns the interests of management with those of shareholders and multiple other stakeholders. Effective governance is likely to be compromised when a company becomes myopic, focusing on current earnings expectations and other short-term goals rather than the fundamental soundness of the enterprise over the longer term. A focus on long-term value creation increases the relevance of companies’ environmental management, treatment of workers and communities, and other sustainability and social responsibility factors. Just as a short-term focus on earnings performance can compromise long-term shareholder interests, so can poor treatment of workers, communities, the environment or other stakeholders create short-term gain while increasing risks and compromising performance over the longer term. In voting proxies, Calvert seeks to support governance structures and policies that keep the focus of company management on long-term corporate health and sustainable financial, social and environmental performance.
Accountability. Management of a company must be accountable to the board of directors; the board must be accountable to the company’s shareholders; and the board of directors and management together must be accountable to the stakeholders. Accountable governance structures emphasize transparency, alignment of interests and inclusiveness: independent boards that represent a wide variety of interests and perspectives; full disclosure of company performance on financial, environmental, and social metrics; charters, bylaws, and policies and procedures to effectively communicate with management; and compensation structures that work to align the interests and time-frames of management and shareholders. Calvert’s proxy voting guidelines seek to support corporate structures that create and reinforce accountability, and oppose those that do not.

Sustainability. Well-governed companies are those whose operations are financially, socially and environmentally sustainable. Sustainability requires fair treatment of shareholders and other stakeholders in order to position the company for continued viability and growth over time. Effective corporate governance cannot indefinitely ignore or exploit certain groups or interests to the benefit of others without incurring material risks for the corporation. For example, companies that fail to account for potential liabilities associated with climate change may be creating risks that may result in costly government intervention or catastrophic losses. Calvert’s proxy voting guidelines aim to support sustainable governance that attends fairly to the interests of shareholders, workers, communities and the environment.
As a long-term investor, Calvert strives to encourage corporate responsibility, which includes respectful treatment of workers, suppliers, customers and communities, environmental stewardship, product integrity and high standards of corporate ethics as well as more traditional measures of sound corporate governance. Companies that combine effective governance and social responsibility seek to avoid unnecessary financial risk while serving the interests of both shareholders and other stakeholders. In our view, Effective Governance + Sustainability and Social Responsibility = Corporate Responsibility.
On behalf of our clients, Calvert votes proxies in accordance with its Global Proxy Voting Guidelines (“the Guidelines”) that are in effect at the time of a vote. The Guidelines describe the general principles applied in determining the manner in which proxy proposals submitted to Calvert will be voted. With respect to certain types of proposals, the Guidelines indicate the manner in which Calvert ordinarily intends to vote such proposals. The Guidelines are primarily intended to address proxy proposals from operating companies. When voting on proposals relating to other types of entities (such as mutual funds, closed-end funds and business development companies), Calvert may take different or additional factors into consideration and will vote in a manner it deems to be in the best interest of its clients. The Guidelines are not meant to be exhaustive, nor can they anticipate every potential voting issue on which the shareholders may be asked to cast their proxies. There also may be instances when Calvert votes shares in a manner that does not strictly adhere to or is inconsistent with these Guidelines if doing so is deemed by Calvert to be in the best interests of shareholders. Calvert reviews the Guidelines periodically and they may be changed or updated at any time.
When support for or opposition to a proxy proposal as described below is qualified with the term, “ordinarily,” this means that Calvert generally foresees voting all shares as described except in special circumstances where Calvert determines that a contrary vote may be in the best interests of shareholders.
When Calvert’s intention to vote on a particular proxy proposal is “case by case,” this means that Calvert will determine the manner in which to vote based on the facts and circumstances applicable to the proposal.
In any instance where available disclosures do not provide sufficient information to make an informed voting decision, we will vote AGAINST the resolution. In instances where an AGAINST vote is not an option, we will WITHHOLD or ABSTAIN.
In instances where a resolution might bundle multiple voting issues into single vote, Calvert will evaluate and consider the overall impact of the issues being raised by the proposal, giving due consideration to any of the bundled issues that would violate our guidelines. An additional consideration within this evaluation process is the binding or advisory nature of the proposal, if the proposal were to pass.
The Guidelines do not attempt to address every possible proposal that may arise at a shareholder meeting. When voting proxies internationally, Calvert may consider local laws, customs and practices and update our policies as governance expectations evolve.
II.
THE GUIDELINES
Set forth below are statements of the general principles that Calvert seeks to implement in voting proxies as well as the manner in which Calvert ordinarily expects to vote specific proxy proposals.
A.
CORPORATE GOVERNANCE
1.
Board and Governance Issues

The board of directors (“the board”) is responsible for the overall governance of the corporation, including representing the interests of shareholders and overseeing the company’s relationships with other stakeholders. While company boards in most countries do not have a statutory responsibility to protect stakeholders, financial and reputational risks can result from inadequate attention to stakeholder interests. Thus, in our view, a board’s fiduciary duties to protect shareholder interests include maintaining appropriate relations with stakeholders.
Board Independence
One of the most fundamental sources of effective governance is independence. Directors who have financial or other affiliations with companies on whose boards they serve may face conflicts of interest between their own interests and those of the corporation’s shareholders and other stakeholders. In our view, the board should be composed of a majority of independent directors and key committees, including the audit, compensation, and nominating and/or governance committees (or committees with equivalent functions where not explicitly required), should be composed exclusively of independent directors.
Independent directors are those who do not have a material financial or personal relationship with the company or any of its managers that could compromise the director’s objectivity and fiduciary responsibility to shareholders. In general, this means that an independent director should have no affiliation with the company other than a seat on the- board and (in some cases) ownership of sufficient company stock to give the director a stake in the company’s financial performance.
Because the board’s ability to represent shareholders independently of management can be compromised when the Chair is also a member of management, it is beneficial for the Chair of the board to be an independent director. Conflicts of interest may arise when one person holds both the chairman and CEO positions. Accordingly, effective board oversight may be enhanced by independent leadership. In voting on proposals relating to these matters, Calvert ordinarily will:
●oppose slates of directors without at least a majority of independent directors.
●support proposals requesting that the majority of directors be independent and that the board audit, compensation and/or nominating committees be composed exclusively of independent directors.
●oppose non-independent directors when the company lacks an audit, compensation, or nominating committee so that the full board functions as that committee.
●oppose non-independent directors candidates nominated to the audit, compensation and/or nominating committees.
●support proposals seeking to separate the positions of Chair of the board and Chief Executive Officer as well as resolutions asking for the Chair to be an independent director unless the company has an effective counterbalancing governance structure to a combined chair/CEO, including a robust lead director role, and there are no other significant governance concerns.
Board Diversity
Well-governed companies benefit from a wide diversity of perspective and background on their boards. To bring such diversity to the board, directors should be chosen to reflect diversity of experience, perspective, expertise, gender, race, culture, age and geography. Calvert believes that in an increasingly complex global marketplace, the ability to draw on a wide range of viewpoints, backgrounds, skills, and experience is critical to a company's success. Corporate diversity helps companies increase the likelihood of making the right strategic and operational decisions, contributes to a more positive public image and reputation, and catalyzes efforts to recruit, retain, and promote the best people, including women and minorities.
Private companies may take some time to achieve an adequate balance of diversity and independence on their boards. Therefore, for private companies, Calvert will vote on case-by-case on board independence and board diversity matters, based on our evaluations of the board’s qualifications and appropriateness for the company’s unique circumstances.

In voting on proposals relating to these matters, Calvert ordinarily will:
●For U.S., U.K., Canadian, Australian and South African companies, oppose individual directors who serve as members of the nominating committee if the board lacks at least two women and at least two people of color, and if collectively, the board is not at least 40 percent diverse.
●For other U.S., U.K., Canadian, Australian and South African companies, oppose the Chair of the nominating committee if the board fails to meet the following thresholds:
●Gender– at least 40% representation of each, male and female; and
●Ethnicity– A percentage of ethnically diverse directors proportional to the population of the home country, or two diverse directors, whichever is greater;
●Collectively, the board is at least 50 percent diverse.
●For other companies, in countries outside of these five, oppose individual directors who serve as members of the nominating committee if the board lacks at least two women and oppose the Chair of the nominating committee if the board does not comprise of at least 40% representation of each male and female.
●For U.S. S&P 500 companies, oppose the Chair (or Lead Independent Director in instances where the board has a staggered election process and the Chair is not up for a vote) if the demographic composition information on the board is not disclosed publicly.
●support proposals requesting companies to disclose a board diversity and qualifications matrix.
●support proposals requesting that companies adopt policies or nominating committee charters to assure that diversity is a key attribute of every director search.
Board Accountability
Each director should be willing and able to devote sufficient time and effort to his or her duties as a director. Absent extenuating circumstances, Calvert believes directors who routinely fail to attend board meetings, regardless of the number of boards on which they serve, are not devoting sufficient attention to their corporate governance responsibilities. The board should periodically evaluate its performance, the performance of its various committees, and the performance of individual board members in governing the corporation. In voting on proposals relating to these matters, Calvert ordinarily will:
●oppose slates of directors in situations where the company failed to take action on shareholder proposals that were approved by the majority of votes cast in the prior year.
●oppose directors if at the previous board election, any director received more than 50 percent opposition (based on shares cast) and the company failed to address the underlying issues that caused the high opposition.
●oppose directors if the board implements an advisory vote on executive compensation on a less frequent basis than the frequency approved by shareholders, or when required under applicable rules or regulations adopted by the U.S. Securities and Exchange Commission.
●oppose directors if the board adopts a shareholder rights plan without shareholder approval that exceeds a term of one year without disclosing its rationale for adoption.
●oppose directors if the board makes a material adverse change to an existing shareholder rights plan without shareholder approval.
●vote case-by-case and potentially oppose director nominees for in response to failures to address governance, stewardship, risk oversight, strategy, reporting and adoption of policies relevant for material environmental, social and governance (ESG) issues such as climate change.
●oppose director candidates who have not attended a sufficient number of meetings of the board or key committees on which they served to effectively discharge their duties as directors unless an acceptable reason for his/her absences is disclosed in the proxy or another SEC filing (i.e., medical issues/illness; family engagements).
●oppose a director nominees if he or she has unexcused absences from full board or committee meetings that continue for two or more consecutive years, and the individual directors who serve as members of the nominating committee.
●oppose directors who sit on more than four public company boards and oppose directors who serve as CEO and sit on more than two additional boards.

Board Committee on Sustainability/Corporate Social Responsibility Issues
Shareholders have filed proposals seeking the creation of a board committee dedicated to long term strategic thinking and risk management with respect to materials ESG issues affecting the company. While Calvert believes all directors should be informed and active on environmental and social issues, we do see the value of a focused sustainability committee particularly when we believe a company is exhibiting ESG concerns. In voting proposals relating to these matters, Calvert ordinarily will:
●support reasonable proposals related to the creation of a board level committee on sustainability/corporate social responsibility issues where the company is demonstrating ESG concerns. In evaluating these proposals, we will consider whether the proposed changes is consistent with good governance practice, would enhance ESG oversight and are appropriate to the unique circumstances of the company.
Limitations, Director Liability and Indemnification
Because of increased litigation brought against directors of corporations and the increased costs of director's liability insurance, many states have passed laws limiting director liability for actions taken in good faith. It is argued that such indemnification is necessary for companies to be able to attract the most qualified individuals to their boards. In voting proposals relating to these matters, Calvert ordinarily will:
●support proposals seeking to indemnify directors and limit director liability for acts excluding fraud or other wanton or willful misconduct or illegal acts, but will oppose proposals seeking to indemnify directors for all acts.
Limit Directors' Tenure
Corporate directors generally may stand for re-election indefinitely. Opponents of this practice suggest that limited tenure would inject new perspectives into the boardroom as well as possibly creating room for directors from diverse backgrounds. However, continuity is also important and there are other mechanisms such as voting against or withholding votes during the election of directors, which shareholders can use to voice their opposition to certain candidates. It may be in the best interests of the shareholders for long-serving directors to remain on the board, providing they maintain their independence as well as the independent perspective they bring to the board. In voting on proposals relating to these matters, Calvert ordinarily will:
●vote case-by-case on proposals to limit director tenure.
●oppose incumbent nominating committee board members where average board tenure is 12 years or greater and the company exhibits a record of poor performance (i.e., measured by one, three, and five year total shareholder returns relative to a company’s peers).
Director Stock Ownership
Advocates of requirements that directors own shares of company stock argue that stock ownership helps to align the interests of directors with the interests of shareholders. Yet there are ways that such requirements may also undermine effective governance. For example, limiting board service only to those who can afford to purchase shares or encouraging companies to use stock awards as part or all of director compensation. In the latter case, unless there are mandatory holding requirements or other stipulations that help to assure that director and shareholder incentives are indeed aligned, awards of stock as compensation can create conflicts of interest where board members may make decisions for personal gain rather than for the benefit of shareholders. Thus, in some circumstances director stock ownership requirements may be beneficial and in others detrimental to the creation of long-term shareholder value. In voting on proposals relating to these matters, Calvert ordinarily will:
●vote case-by-case on proposals requiring that corporate directors own shares in the company based on factors such as fairness and proportionality.
●oppose excessive awards of stock or stock options to directors.
●vote case-by-case if a director stock plan exceeds the plan cost or burn rate benchmarks when combined with employee or executive stock plans. In such cases, proposal on the plan will be voted on taking into consideration the following factors:
●The relative magnitude of director compensation as compared to companies of a similar profile;

●The presence of problematic pay practices relating to director compensation;
●Director stock ownership guidelines and holding requirements;
●Equity award vesting schedules;
●The mix of cash and equity-based compensation;
●Meaningful limits on director compensation;
●The availability of retirement benefits or perquisites; and
●The quality of disclosure surrounding director compensation.
Director Elections
Contested Election of Directors and Voting for Director Nominees in Contested Elections
Contested elections of directors frequently occur when a board or shareholder nominated candidate or slate runs for the purpose of seeking a significant change or improvement in corporate policy, control, and/or structure. Competing slates will be evaluated based upon the personal qualifications of the candidates, the economic impact of the policies that they advance, and their expressed and demonstrated commitment to the interests of all shareholders. In voting on proposals relating to these matters, Calvert ordinarily will:
●vote case-by-case on the election of directors in contested elections, considering the following factors: (i) long-term financial performance of the target company relative to its industry; (ii) management’s track record; (iii) background to the contested election; (iv) nominee qualifications and any compensatory arrangements; (v) strategic plan of dissident slate and quality of critique against management; (vi) likelihood that the proposed goals and objectives can be achieved (both slates); and (vii) strategic plan or considerations around ESG impact, when applicable; (viii) impact on the level of board diversity; and (ix) stock ownership positions.
●oppose individual director candidates or slates of directors if the board fails to include the necessary breadth and depth of relevant skills, experience and background to ensure adequate oversight of company management.
Classified or Staggered Boards
On a classified (or staggered) board, directors are divided into separate classes with directors in each class elected to overlapping three-year terms. Companies argue that such boards offer continuity in strategic direction, which promotes long-term planning. However, in some instances these structures may deter legitimate efforts to elect new directors or takeover attempts that may benefit shareholders. In voting on proposals relating to these matters, Calvert ordinarily will:
●support proposals to elect all board members annually and to remove classified board structures.
Majority Vote Standard
A majority voting standard allows shareholders with a majority of votes in favor or against to determine the election of board nominees. Calvert believes majority voting increases director accountability to shareholders, as directors recognize shareholders have a voice in the election process. In voting on proposals relating to these matters, Calvert ordinarily will:
●support both advisory and binding proposals seeking to establish a majority vote standard.
Cumulative Voting
Cumulative voting allows shareholders to “stack” their votes behind one or a few directors running for the board, thereby helping a minority of shareholders to win board representation. Cumulative voting gives minority shareholders a voice in corporate affairs proportionate to their actual strength in voting shares. However, like many tools, cumulative voting can be misused. In general, where shareholder rights and voice are well protected by a strong, diverse, and independent board and key committees, where shareholders may call special meetings or act by written consent, and in the absence of strong anti-takeover provisions, cumulative voting is usually unnecessary. In voting on proposals relating to these matters, Calvert ordinarily will:
●vote case-by-case on proposals to allow cumulative voting in the election of directors.
Shareholder Rights

Supermajority Vote Requirements
Supermajority vote requirements in a company's charter or bylaws require a level of voting approval in excess of a simple majority. Generally, supermajority provisions require at least 2/3 affirmative votes for passage of issues. In voting on proposals relating to these matters, Calvert ordinarily will:
●oppose supermajority vote requirements.
●support proposals to reduce supermajority shareholder vote requirements for charter amendments, mergers and other significant business combinations.
●support proposals that request the Board to take or initiate the steps necessary to amend the Company’s governing documents to provide that all non-binding matters presented by shareholders shall be decided by a simple majority of the votes cast for and against an item but not abstentions.
●vote case-by-case on proposals submitted by shareholder(s) who own a significant amount of company stock, taking into account: a) ownership structure; b) quorum requirements; and c) supermajority vote requirements.
Shareholder Access to Proxy
Equal access proposals ask companies to give shareholders access to proxy materials to state their views on contested issues, including director nominations. In some cases, such proposals allow shareholders holding a certain percentage of shares to nominate directors. We support the view that shareholders should be granted access to the proxy ballot in the nomination of directors under appropriate circumstances. In voting on proposals relating to these matters, Calvert ordinarily will:
●support management and shareholder proposals that grant shareholder access to the proxy ballot.
●vote case-by-case on proposals that create threshold targets for shareholder access to the proxy ballot, including an ownership threshold and holding period.
Restrictions on Shareholders Acting by Written Consent
Written consent allows shareholders to authorize action outside of a shareholder meeting. It permits action to be taken by the written consent of the same percentage of outstanding shares that would be required to effect the proposed action at a shareholder meeting. In voting on proposals relating to these matters, Calvert ordinarily will:
●oppose proposals to restrict, limit or eliminate the right of shareholders to act by written consent.
●support proposals to allow or facilitate shareholder action by written consent.
Restrictions on Shareholders Calling Meetings
It is common for company management to retain the right to call special meetings of shareholders at any time, but shareholders often do not have similar rights. In general, we support the right of shareholders to call special meetings, even in extraordinary circumstances, such as consideration of a takeover bid. Restrictions on the right of shareholders to call a meeting can also restrict the ability of shareholders to require company management to consider shareholder proposals or director candidates. In voting on proposals relating to these matters, Calvert ordinarily will:
●oppose restrictions on the right of shareholders to call special meetings.
Dual or Multiple Classes of Stock
In order to maintain corporate control in the hands of a certain group of shareholders, companies may seek to create multiple classes of stock with differing rights pertaining to voting and dividends. Creation of multiple classes of stock limits the right of some shareholders– often a majority of shareholders– to exercise influence over the governance of the corporation. This approach in turn may diffuse directors’ incentives to exercise appropriate oversight and control over management. In voting on proposals relating to these matters, Calvert ordinarily will:
●oppose proposals to create dual classes of stock except when a time-based sunset provision exists that would automatically convert the dual-class structure to one-share, one vote on a specified anniversary of the initial public offering.

●vote case-by-case on proposals to create classes of stock offering different dividend rights (such as one class that pays cash dividends and a second that pays stock dividends), supporting these proposals if they are consistent with shareholder rights and equitable treatment of all shareholders.
●support proposals to recapitalize stock such that each share is equal to one vote.
Ratification of Auditor and Audit Committee
While recognizing that the company is in the best position to evaluate the competence of the outside auditors, we believe that outside auditors must ultimately be accountable to shareholders. Further, Calvert recognizes the critical responsibilities of the audit committee and its members including the oversight of financial statements and internal reporting controls. In voting on proposals relating to these matters, Calvert ordinarily will:
●oppose proposals seeking ratification of the auditor when Calvert determines that the independence of the auditor may be compromised.
●support proposals to adopt a policy to ensure that the auditor will only provide audit services to the company and not provide other services.
●support proposals that set a reasonable mandatory rotation of the assigned auditor partner (at least every five years).
●support proposals that call for more stringent measures to ensure auditor independence.
●support proposals (typically outside the US) that call for the annual election of auditors by shareholders.
Audit Committee
●oppose members of the audit committee where the audit committee has approved an audit contract where non-audit fees exceed audit fees or in any other case where it appears that the independence of the auditor may be compromised.
●oppose members of the audit committee at companies with ineffective internal controls, considering whether the company has a history of accounting issues, or significant recent problems, and the board’s response to them.
In a number of countries outside of the US, companies routinely appoint internal statutory auditors. In voting on proposals relating to these matters, Calvert ordinarily will:
●support the appointment or reelection of internal statutory auditors unless there are concerns about audit methods used or the audit reports produced, or if there are questions regarding the auditors being voted on.
Transparency and Disclosure
Historically, many non-U.S. countries have not required robust and transparent corporate disclosures equivalent to what is available in the U.S. More recently, there have been waves of reform around the world, including the development of voluntary and required governance codes. The common feature of these codes is that shareholders expect their companies to be transparent. In voting on proposals relating to these matters, Calvert ordinarily will:
●support proposals that call for full disclosure of company financial performance.
●support proposals that call for an annual financial audit by external and independent auditors.
●support proposals that call for disclosure of ownership, structure, and objectives of companies, including the rights of minority shareholders vis-à-vis the rights of major shareholders.
●support proposals that call for disclosure of corporate governance codes and structures, including efforts to mitigate risk and promote a compliance-oriented corporate culture.
●support proposals that call for disclosure of related party transactions.
●support proposals that call for disclosure of the board nominating process.
Litigation Rights/Exclusive Venue and Fee Shifting Bylaw Provisions

Bylaw provisions effecting shareholders' ability to bring suit against the company may include exclusive venue provisions, which provide that the state of incorporation shall be the sole venue for certain types of litigation and fee-shifting provisions that require a shareholder who sues a company unsuccessfully to pay all litigation expenses of the defendant corporation. In voting on proposals relating to these matters, Calvert ordinarily will:
●vote case-by-case on bylaw changes affecting shareholders’ litigation rights.
2.
Executive and Employee Compensation
Shareholders have a strong interest in executive pay because compensation creates the incentive structure that drives strategy, risk management and operational excellence. Due attention to executive compensation is a fiduciary duty of the board, which should exercise care and diligence in the design of compensation plans.
Companies should establish an independent compensation committee to carefully review and set compensation guidelines and develop plans. Compensation plans should be sufficient to attract and retain the best talent, align the interests of management and shareholders, and link pay to financial performance and the achievement of operational goals. Boards should also carefully disclose plan features, amounts of compensation, and linkages between compensation and strategy in clear, plain language. Where appropriate, companies should include quantitative data in either graphical or tabular format in order to aid understanding.
Long-term shareholders should hold boards accountable to this responsibility through active engagement and proxy voting. Shareholders should expect that compensation levels be reasonable relative to peers, company circumstances, and business strategy. They should evaluate whether the plan structure appropriately links pay to performance and is consistent with principles of pay equity for other members of leadership and for ordinary workers. The structure of pay plans should also incorporate management incentives to deal fairly with all stakeholders and implement a long-term, sustainable business strategy. In voting on proposals relating to these matters, Calvert ordinarily will:
Advisory Vote on Executive Compensation (Say on Pay)
●support the right of shareholders to cast an annual, non-binding vote on corporate executive compensation plans.
●vote case-by-case on “say-on-pay” proposals by company management, generally considering the following criteria:
Incentive Compensation
●Pay for Performance: The structure and level of pay should be linked to performance in a manner that aligns management interests with those of shareholders over a full business cycle. Named Executive Officers (NEOs) should be reasonably rewarded for success and should share losses with shareholders during downturns. Plans should incentivize a reasonable amount of risk taking, consistent with the interests of long term shareholders. In voting on proposals relating to these matters, Calvert ordinarily will:
●oppose provisions that reduce the alignment of management and shareholder interests,
●oppose plans that do not clearly explain the reason for any significant deviation from a clear link between pay and performance.
●Time Horizon: NEOs should be given a mix of short and long-term incentives including both cash and equity-based securities, with the greater weight to long-term awards. Vesting of long-term awards should be consistent with the business cycle of the company, normally within at least a 3-5 year time horizon. Companies should explain why the time horizon chosen is consistent with business strategy. At least a portion of equity compensation should be required to be held for a period that seeks to align NEOs with long-term owners.
●Incentive Criteria: Long-term awards (whether restricted stock, options, performance shares or other structure) should be both time and performance based, with a transparent mix of quantitative and qualitative criteria determining awards, as appropriate. The company should explain how incentives link to corporate strategy and drive long-term performance and risk management. Performance targets should be realistic and appropriately challenging. Some discretion to allow boards to adjust compensation to unforeseen circumstances may be appropriate. However, excessive discretion raises concerns, especially when performance is poor or when pay does not reflect performance.

●ESG Incentives: An increasing number of companies are adopting ESG metrics in their short-term awards; long-term awards; or both. We encourage companies to consider adopting ESG metrics in their executive incentive compensation programs as a way to incentivize management to improve long-term shareholder value creation by improving performance on material sustainability measures. When setting ESG metrics in compensation programs, similar to financial and strategic goals, we look to companies to set rigorous goals with clearly defined performance periods. Goals may be qualitative or quantitative, but we look to ensure that the achievement of goals can be easily assessed by shareholders. In determining the type of ESG metric, we look to see that the goals set are in line with business strategy to incentivize financial outperformance or mitigate ESG-associated risks.
●Peers: Peer group companies should be chosen based on reasonable criteria, such as size, industry or risk profile, and the rationale disclosed to shareholders. The Board should make a careful analysis of how plans compare to peer groups and explain significant deviations based on the unique circumstances of the company.
●Pay Equity: The level of CEO pay relative to other categories of employment should be reasonable, considering both the balance of compensation among top management as well as the ratio of CEO pay to that of ordinary workers. Pay that is excessively unequal relative to peer companies may raise a concern about the independence of the board from management influence, unless adequately explained. In voting on proposals relating to these matters, Calvert ordinarily will:
●oppose mandated pay limits as a check on pay disparity.
●Stakeholders and Sustainability: We prefer that the plan incorporate strategic goals related to sustainability and fair treatment of stakeholders. The company should disclose which sustainability or stakeholder issues are material to performance and how compensation plans create incentives for optimal management of these issues.
●Clawbacks: Calvert expects that plans include a provision to recoup compensation in the case of malfeasance or material accounting restatement.
●Perquisites: Perquisites are non-financial forms of compensation such as country club memberships or personal travel on company aircraft. The cash value of perquisites are usually small relative to the size of pay packages and may be appropriate if linked to business needs. However, excessive perquisites may raise concerns about the independence of the board from management. Executive perquisites, and their rationale, should be clearly disclosed along with other compensation.
●Transparency: Plan provisions and pay levels should be clearly disclosed in plain language for each named executive officer. The structure of plans, pay levels, and rationales for compensation decisions should also be made clear. The plan should be clear regarding the link between pay, long-term strategy, and performance expectations.
●Ethics: In voting on proposals relating to these matters, Calvert ordinarily will:
●oppose plans submitted by companies with a recent history of ethical lapses related to compensation (e.g. backdating of options, inaccurate disclosures) unless the company has made significant governance changes to ensure that compensation is managed using the highest ethical standards.
Country-Specific Compensation Disclosures
●Different countries have varying standards on executive compensation disclosure requirements and what is generally practiced in each market. These distinctions lead to different compensation issues becoming material within each country. For companies that are domiciled in jurisdictions that tend to have weaker regulations around required compensation disclosure as well as generally weaker practices demonstrated by companies, Calvert will hold those compensation programs to standards widely accepted by the market and in line with the country’s regulatory requirements for disclosure.
Equity Compensation
Equity compensation may include restricted shares, options, or other structures designed to link pay to equity performance. All equity plans are subject to the incentive criteria detailed above. Additionally, we believe that companies should not make loans to support stock purchases. While these Guidelines generally oppose plans with certain features, Calvert may support any well-designed provision in specific circumstances where it is warranted, if appropriate restrictions are in place, the rationale clearly and persuasively disclosed, and the provision is submitted to shareholders for approval. In voting on proposals relating to these matters, Calvert ordinarily will:
●oppose provisions that provide downside protection to plan participants that are not available to other shareholders;

●support equity plans that tend to create long term incentives for management to create long-term sustainable value. The board should carefully consider how the mix of equity linked securities aligns management incentives with reasonable tolerance for risk consistent with business strategy.
●support proposals that will require executives to hold sufficient shares to incentivize them to think like long term owners.
●Pay Disparity: oppose equity plans that whose benefits are inappropriately skewed toward top management, in a manner inconsistent with the goal of attracting and motivating professionals at all levels of the corporation.
●Reload Options and Evergreen Provisions: oppose features, such as evergreen provisions and reload options that may lead to a misalignment of management and shareholder interests.
●Repricing: oppose the repricing of options, which undermines the incentive value of these awards.
●Accelerated Vesting: oppose accelerated vesting of shares and options in the case of a restructuring.
●Dilution: oppose plans that are excessively dilutive to minority shareholders.
●Hedging: oppose provisions supporting hedging of risks by NEOs in a manner that undermines the design of compensation plans.
Employee Stock Purchase Plans
●support broad-based employee stock purchase plans (ESPPs), which encourage alignment between employees and shareholders.
●oppose ESPPs that are determined to be unreasonable because, for instance, they offer shares for less than 85% of the current price or create dilution of greater than 10%.
Severance Agreements (“Golden Parachutes”)
Companies may establish severance agreements that provide compensation packages for top executives who are terminated or demoted pursuant to a takeover or other change in control (“golden parachutes”). Companies argue that such agreements are necessary to keep executives from “jumping ship” during potential takeover attempts. The Dodd-Frank Wall Street Reform and Consumer Protection Act provides shareholders with advisory votes on “golden parachute” arrangements for Named Executive Officers (NEOs). Special focus is placed on severance packages that provide inappropriate windfalls and cover certain tax liabilities of executives. Calvert believes boards should allow shareholders the ability to ratify such severance or change in control agreements to determine if such awards are excessive and unnecessary. In voting on proposals relating to these matters, Calvert ordinarily will:
●support proposals providing shareholders the right to ratify adoption of severance or change in control agreements.
●oppose the election of compensation committee members who approve severance agreements that are not ratified by shareholders.
●oppose golden parachute proposals that include one or more of the following features, depending on the number, magnitude, and/or timing of issue(s):
●Single- or modified-single-trigger cash severance;
●Single-trigger acceleration of unvested equity awards;
●Full acceleration of equity awards granted shortly before the change in control;
●Acceleration of performance awards above the target level of performance without compelling rationale;
●Excessive cash severance (generally ˃3x base salary and bonus);
●Excise tax gross-ups triggered and payable;
●Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or
●Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or
●The company's assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Equity Plans for Non-Employee Directors
●vote case-by-case on compensation plans for non-employee directors, based on:
●The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants;
●The company’s three-year burn rate relative to its industry/market cap peers; and
●The presence of any egregious plan features (such as an option repricing provision or liberal CIC vesting risk).
Non-Employee Director Pay– U.S.
●oppose members of the board committee responsible for approving/setting non-employee director compensation if there is a pattern (i.e., two or more years) of awarding excessive non-employee director compensation without disclosing a compelling reason or other mitigating factors.
Shareholder Ratification of Director Pay Program
●vote case-by-case on management proposals seeking U.S. ratification of non-employee director compensation based on:
●If the equity plan under which non-employee director grants are made is on the ballot, whether or not it warrants support; and
●An assessment of the following factors:
●The relative magnitude of director compensation as compared to companies of a similar profile;
●The presence of problematic pay practices relating to director compensation;
●Director stock ownership guidelines and holding requirements;
●Equity award vesting schedules;
●The mix of cash and equity-based compensation;
●Meaningful limits on director compensation;
●The availability of retirement benefits or perquisites; and
●The quality of disclosure surrounding director compensation.
Compensation Committee
●oppose members of the compensation committee and potentially the full board when it is determined they have approved compensation plans that are deemed excessive or have not amended their policies in response to shareholder concern.
3.
Mergers, Acquisitions, Spin-offs, and Other Corporate Restructuring
Mergers, acquisitions and other corporate restructurings frequently raise significant issues and should be considered very carefully. These actions may have the effect of profoundly changing corporate governance and strategy.
Considering the Non-Financial Effects of a Merger Proposal
Mergers, acquisitions and other corporate restructuring proposals allow or require the board to consider the impact of the proposed action on various stakeholders, including employees, communities of place or interest, customers, and business partners, and give the board the right to reject a proposal on the grounds that it would adversely affect the company's stakeholders. In voting on proposals relating to these matters, Calvert ordinarily will:
●support proposals that consider non-financial impacts of mergers, acquisitions or other corporate restructurings.
●vote case-by-case on all merger, acquisition and restructuring proposals, giving consideration to the value being offered to shareholders and the likely impact on environmental, social and governance concerns.
●oppose proposals for corporate acquisition, takeover, restructuring plans that include significant new takeover defenses or that pose other potential financial, social, or environmental risks or liabilities.

Adjournment of Meeting
Generally vote AGAINST proposals that provide management with the authority to adjourn an annual or special meeting, particularly in instances where the proposal seeks to adjourn meetings for the purpose that “other business” might be brought forth.
Generally support proposals that pertain to soliciting additional votes for a merger or transaction if there are insufficient votes at the time of the meeting to approve the transaction if Calvert is supporting that merger or transaction.
Opt-Out of State Anti-takeover Law
Several states have enacted anti-takeover statutes to protect companies against hostile takeovers. In some, directors or shareholders are required to opt in for such provisions to be operational; in others, directors or shareholders may opt out. Hostile takeovers come in many forms. Some offer advantages to shareholders by replacing current management with more effective management. Others do not. Shareholders of both the acquirer and the target firms stand to lose or gain significantly, depending on the terms of the takeover, the strategic attributes of the takeover, and the price and method of acquisition. In general, shareholders should have the right to consider all potential takeovers, hostile or not, and vote their shares based on their assessment of the particular offer. In voting on proposals relating to these matters, Calvert ordinarily will:
●support proposals for bylaw changes allowing a company to opt out of state anti-takeover laws.
●oppose proposals requiring companies to opt into state anti-takeover statutes.
Unilateral Charter, Bylaws and Amendments
Boards should not be allowed to make bylaw/charter amendments changes that adversely affect shareholder rights without seeking shareholder ratification of the amendments. This policy codifies our current approach to unilateral bylaw/charter amendments and the issue of companies adopting a suite of shareholder-unfriendly governance provisions shortly before, or on the date of, their initial public offerings (“IPOs”). The policy addresses this trend in IPO-related amendments by considering it a factor when determining a vote recommendation on directors. In voting on proposals relating to these matters, Calvert ordinarily will:
●oppose or withhold from directors individually, committee members, or the entire board (except new nominees, who will be considered on a case-by-case basis) if the board amends the company's bylaws or charter without shareholder approval in a manner that materially diminishes shareholders' rights or that could adversely affect shareholders.
●vote case-by-case on proposals to amend or change corporate charter or by-laws, and will ordinarily support such proposals if they are deemed consistent with shareholders’ best interests and the principles of sound governance and overall corporate social responsibility/sustainability.
Corporate Purpose
In the United States and certain other markets, companies are typically understood to owe their primary fiduciary duty to shareholders. In certain other markets, especially in Europe, a “stakeholder centric” model prevails, requiring companies to consider the interests of all stakeholders in making decisions. Recently, some companies in the U.S. and other shareholder-centric markets have been integrating stakeholder concerns into governing documents, and a few have reincorporated under corporate forms that prioritize the creation of value for all stakeholders. Calvert supports reasonable governance reforms to better align companies with long-term shareholder interests, which include appropriate consideration of stakeholder concerns that are material to the performance of the business.
In voting proposals relating to these matters, Calvert ordinarily will:
●support proposals that generally ask companies to align the corporate governance practices and provisions with a business model that creates societal impact and addresses stakeholder concerns.

●oppose proposals that are overly prescriptive in asking companies to amend their certificates of incorporation to reorganize into different corporate structures on the basis of aligning with its commitment to a stakeholder-centric model.
Reincorporation
Corporations are bound by the laws of the states in which they are incorporated. Companies reincorporate for a variety of reasons, including shifting incorporation to a state where the company has its most active operations or corporate headquarters. In other cases, reincorporation is to take advantage of stronger state corporate takeover laws, or to reduce tax or regulatory burdens. In these instances, reincorporation may result in greater costs to stakeholders, or in loss of valuable shareholder rights. Finally, changes in state law have made reincorporating in certain locations more or less favorable to governance issues such as shareholder rights. In voting on proposals relating to these matters, Calvert ordinarily will:
●support proposals to reincorporate for valid business reasons (such as reincorporating in the same state as the corporate headquarters).
●vote case-by-case on proposals to reincorporate for improvements in governance structure and policies (such as reincorporating in states like North Dakota, with shareholder friendly provisions).
●oppose proposals to reincorporate outside the United States if it is determined that such reincorporation is no more than the establishment of a skeleton offshore headquarters or mailing address for purposes of tax avoidance, and the company does not have substantial business activities in the country in which it proposes to reincorporate.
Common Stock Authorization
Companies may choose to increase their authorization of common stock for a variety of reasons. In some instances, the intended purpose of the increased authorization may clearly benefit shareholders; in others, the benefits to shareholders are less clear. Given that increased authorization of common stock is dilutive, except where the authorization is being used to facilitate a stock split or stock dividend, proposed increases in authorized common stock must be examined carefully to determine whether the benefits of issuing additional stock outweigh the potential dilution. In voting on proposals relating to these matters, Calvert ordinarily will:
●support proposals authorizing the issuance of additional common stock necessary to facilitate a stock split.
●vote case-by case on proposals authorizing the issuance of additional common stock.
●oppose the proposals if the company already has a large amount of stock authorized but not issued, or reserved for its stock option plans, or where the proposal is to increase shares by more than 100 percent of the current authorization (unless there is a convincing business plan for use of additional authorized common stock) due to concerns that the authorized but unissued shares will be used as a shareholder rights plan or other takeover defense.
●support proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.
●vote case-by-case on proposals related to reverse stock splits that do not result in a proportionate reduction in the number of authorized shares, taking into account the following factors:
●a Stock exchange notification to the company of a potential delisting;
●Disclosure of substantial doubt about the company's ability to continue as a going concern without additional financing;
●the company's rationale; or
●Other factors, as applicable.
Blank Check Preferred Stock
Blank check preferred stock is stock with a fixed dividend and a preferential claim on company assets relative to common shares, for which the terms of the stock (voting, dividend, and conversion rights) are set by the board at a future date without further shareholder action. While such an issue can in theory have legitimate corporate purposes, most often it has been used as an anti-takeover device. In voting on proposals relating to these matters, Calvert ordinarily will:
●oppose the creation of blank check preferred stock.

●oppose increases in authorization of preferred stock with unspecified terms and conditions of use that may be determined by the board at a future date, without approval of shareholders.
Shareholder Rights Plans
Shareholder rights plans (sometimes referred to as “poison pills”) are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor. Typically, directors have enacted these plans without shareholder approval. Most shareholder rights plans resolutions deal with shareholder ratification of the shareholder rights plans or repealing them altogether. In voting on proposals relating to these matters, Calvert ordinarily will:
●support proposals calling for shareholder approval of shareholder rights plans.
●oppose shareholder rights plans.
Greenmail
Greenmail is the premium a takeover target firm offers to a corporate raider in exchange for the raider’s shares. This usually means that the bidder’s shares are purchased at a price higher than market price, discriminating against other shareholders. In voting on proposals relating to these matters, Calvert ordinarily will:
●support anti-greenmail provisions.
●oppose the payment of greenmail.
B.
CORPORATE SUSTAINABILITY AND SOCIAL RESPONSIBILITY
1.
Sustainability Reporting
Investors require substantive and comparable information about corporate ESG performance both to integrate these factors into investment decisions and to engage with companies. A high quality sustainability report can demonstrate the company’s positioning with respect to the material ESG risks and opportunities it may face. However, sustainability reporting is a relatively new form of corporate disclosure, and until recently most sustainability reports offered little of value to investors, and a high degree variation in quality and relevance persists among corporate disclosures. Sustainability reporting continues to improve as guidelines promulgated by the Global Reporting Initiative (GRI) and the Sustainability Accounting Standards Board (SASB) have become recognized standards for disclosure. These standards are useful to companies seeking to align their disclosures with the needs of the capital markets, but compliance with a third-party is not a substitute for accurately describing the company’s unique circumstances. Effective reports provide clarity about a company’s understanding of the risks and opportunities arising from its relationships with stakeholders; its governance policies for addressing these issues; and robust performance data that informs shareholders of how the company measures itself against its objectives. We believe that sustainability information that is deemed material should be incorporated into a company’s regulatory filings. In voting on proposals relating to these matters, Calvert ordinarily will:
●support proposals asking companies to prepare sustainability reports, including those requesting disclosure consistent with SASB, GRI, or other internationally recognized sets of guidelines.
●support proposals requesting that companies conduct social and/or environmental audits and/or risk assessments of their performance.
2.
Environment
All economic activities affect, and in turn depend on, the natural environment. Physical changes in ecosystems, the associated effects on human health and the availability of natural resources, and national and international efforts to mitigate environmental harm will have a profound impact on corporate and investor outcomes. We believe that, over time, the market will reward companies whose strategies and operations continually progress towards minimal negative or beneficial environmental impact. As investors, we also believe that over the long-term stable ecosystems are necessary to sustain capital markets and economic growth.

We expect that companies will develop robust environmental management systems; implement business strategies that anticipate risks and opportunities related to growing expectations for corporate environmental sustainability, and set quantitative targets for reducing environmental impacts from operations and supply chains. Companies should pay particular attention to their impact on:
Climate: Companies should develop policies and procedures to anticipate the risks and opportunities related to the transition to a low carbon economy; reduce, and ultimately eliminate, greenhouse gas emissions from products, operations and supply chains; transition to the use of renewable and low carbon energy sources as economic feasibility allows; mitigate ocean acidification; and anticipate possible physical impacts of climate change on markets and infrastructure. Companies should consider all material sources of climate impacts, including direct emissions, indirect emissions through purchased electricity, products, supply chains, end-of-life and ancillary business activities. In considering these policies and procedures, Calvert commits to support companies in achieving a net zero greenhouse gas emissions goal by 2050 or sooner, in line with global efforts to limit warming to 1.5 Celsius.
In planning and implementing decarbonization strategies, companies should also consider the impact on workers and communities, especially the most vulnerable. Public and private investments in low-carbon strategies and technologies should also be designed to support inclusive economies and a just energy transition.
Water: Companies should analyze risks associated with business operations that might affect: water stressed areas; the possible impacts of changing water systems on their ability to operate; the impact of company operations on water quality or availability; consider the company’s impacts on marine life and ecosystems; and explore ways of increasing access to water, especially among economically disadvantaged populations. Companies in water-intensive industries, including the food products, paper and semiconductor industries, should consider improving their water efficiency or water re-use.
Toxins and Pollution: Companies should develop policies and procedures to reduce or eliminate the use and marketing of toxic chemicals; to minimize waste throughout product lifecycles; and to seek alternatives to products and operations whose emissions harm human health and the environment. Additionally, producers of plastics should report on its efforts to reduce or eliminate the use and marketing of plastics, as well as the relevant impact on its business model.
Land Use and Biodiversity: Companies should analyze the impacts of their operations and products on land use and biodiversity, including agricultural land use, deforestation, habitat conservation, and pollution.
In voting on proposals relating to the foregoing environmental matters, Calvert ordinarily will:
General
●support reasonable proposals to reduce negative environmental impacts and a company’s overall environmental footprint, including any threats to biodiversity in ecologically sensitive areas.
●support proposals asking companies to report on their environmental practices, policies and impacts, including environmental damage and health risks resulting from operations, and the impact of environmental liabilities on shareholder value.
Climate Change Mitigation
●support proposals requesting that companies disclose information on greenhouse gas emissions (including carbon, methane, and all other recognized greenhouse gases) and mitigation targets.
●support proposals asking companies to adopt greenhouse gas reduction targets, including science based targets.
●support proposals asking for the preparation of a report on a company’s efforts to increase its use of renewable energy sources.
●support proposals asking for increased investment in renewable energy unless the terms of the resolution are overly restrictive.
●support proposals seeking an assessment of a company’s impact on financed emissions through their investment, lending, and borrowing activities.

●support proposals asking companies to report on the strategic implications of a current or anticipated energy transformation on their business models.
●support climate change mitigation proposals related to the aforementioned actions in alignment with the Paris Agreement’s 1.5 degree goal, working towards net zero emissions.
Climate Change Adaptation
●support proposals seeking the preparation of a report on the company’s risks attributable to climate change.
●support proposals seeking disclosure of the company’s plans to adapt to climate change.
●support proposals seeking disclosure of the company’s plans in order to align its oversight, strategy, and operations with the Paris Agreement’s 1.5 degree goal, working towards net zero emissions.
●support “just transition” proposals seeking disclosure of the company’s plans to integrate concerns about workers and communities into its decarbonization strategy and activities
Advisory Vote on Climate Transition Plans (Say-On-Climate)
●Vote case-by-case on management “Say on Climate” proposals that present company climate plans or strategies to shareholders for an advisory vote, considering the following factors:
●Greenhouse gas emissions reduction goals in line with efforts to limit global temperature increase to 1.5 degrees Celsius
●Extent of emissions covered
●Disclosure and alignment of interim targets with net zero commitments
●Alignment of corporate strategy with net zero commitments
●Considerations of concerns about workers and communities into climate-related planning and activity (i.e. – “Just Transition”)
●Effective governance of climate goals
In consideration of the different forms of management and shareholder proposals that may arise related to Say-on-Climate, Calvert will generally:
●oppose management proposals on climate plans that fail to meet the disclosure, strategic, oversight and target-setting considerations listed above.
●support shareholder proposals that ask the company to issue a climate transition report or plan.
●support shareholder proposals that ask the company to provide shareholders with the opportunity of an annual advisory vote on the company’s climate-related policies and strategies.
Waste and Pollution
●support proposals seeking improved management and reporting of a company’s risks linked to pollution of air, water, land or other ecological systems.
●support proposals seeking the preparation of a report on a company’s risks linked to the lifecycle environmental impact of materials used in its production and products, including plastics.
●support proposals asking for reporting and management of waste throughout the supply chain and product lifecycle, including proposals to develop and report on recycling and “circular economy” strategies.
●support proposals asking for a report on the health effects of environmental pollution, especially with respect to the disparate impact of pollution on different ethnic and socioeconomic groups.
Water
●support proposals seeking the preparation of a report on a company’s risks linked to water use or impacts to water, including but not limited to the company’s impact on water quality, availability, and accessibility.

●support proposals seeking the adoption of programs and policies that enhance equitable access to affordable safe drinking water and sanitation.
●support proposals seeking improved management of water in industrial or agricultural operations and supply chains.
●support proposals asking for improved management and reporting of marine ecosystems.
●support proposals seeking improvements in water efficiency or water re-use for companies in water-intensive industries, including the food products, paper and semiconductor industries.
Land-Use Change / Biodiversity Conservation
●support proposals requesting greater transparency of the company’s impact on land use, including deforestation, throughout the company’s product lifecycle.
●support proposals asking companies for the preparation of a report on the impact of the company on biodiversity, throughout the company’s product lifecycle.
3.
Workplace Issues
Labor Relations and Vendor Standards
The relationship between companies and their labor forces has become more complex over the last 20-30 years. The simple employee-employer relationship has evolved into outsourced and offshored supply chains, contingent workers, contractors, “gig economy” labor, and other non-standard forms. Companies retain the responsibility for respecting the human rights of everyone they employ regardless of the legal status of the worker. Companies that provide fair labor standards, equitable compensation and decent working conditions may experience improved productivity and worker engagement. Conversely, companies that violate core human rights may face legal and reputational risk, as well as the risk of a disengaged and unproductive workforce.
Worker rights include, at a minimum, the core International Labor Organization standards, which include freedom of association and collective bargaining, freedom from discrimination, and prohibitions on child and forced labor. Other safeguards, such as the right to a safe and healthy workplace, freedom from harassment and livable and equitable compensation, are also important.
At a minimum, companies should develop a code of conduct that respects all relevant human rights in the workplace and that covers company operations, supply chains and other key business partners. Companies should report on their human capital practices as well as their related policies and procedures. Companies should also provide detailed explanations of expectations to managers and vendors and provide for independent monitoring of compliance. Remediation should be available for violations of company policy, and the company should be transparent about when it would terminate a relationship based on human rights violations.
Modern Slavery
Although slavery has been formally abolished, people remain enslaved in many parts of the world, including in the supply chains of public companies. Modern slavery practices can be found in any sector and may include forced and bonded labor, unlawful child labor, and human trafficking. Risks are highest in industries whose supply chains are relatively more labor-intensive, lower-skilled, lightly regulated, or more reliant on migrant labor. Different methods of pressure and coercion are imposed on workers including physical threats, intimidation, psychological abuse, misuse of the legal process, or other means to compel someone to work, often making it extremely difficult for those workers to leave those arrangements.
Calvert believes companies need to take affirmative steps to avoid complicity in any form of modern slavery, consistent with international law and global standards addressing forced labor, including those from the International Labor Organization, the Universal Declaration of Human Rights, the United Nations Guiding Principles on Human Rights, the Worst Forms of Child Labor Convention, and the United Nations Sustainable Development Goals. Especially in high-risk industries, we expect companies to have strategies and policies to address the root causes of potential violations and develop steps for a value chain free from any forced labor or human trafficking.

Companies should publicly disclose the modern slavery risks within their operations and supply chains, the actions they have taken to assess and address such risks and the effectiveness of such steps, including policies on modern slavery and human trafficking, due diligence processes, risk assessment and management and information on training. Companies should take affirmative steps, as appropriate, to support and promote prevention, protection, and remediation measures to eliminate all forms of forced and bonded labor and modern slavery.
Mandatory Arbitration
Some companies use arbitration clauses to have their employees resolve disputes outside of judiciary courts. The use of these clauses for their employees potentially can expose companies to brand, legal, and human capital risks as mandatory arbitration potentially limits employees’ remedies for wrongdoing, reduces willingness to report discriminatory behavior and conceals potential concerns shared by other employees. Generally, Calvert will:
●support well-crafted proposals asking the company to produce a report on its use of mandatory arbitration on employment-related claims, while considering:
●Current practices and policies related the use of mandatory arbitration agreements;
●The history of recent controversy, litigation, or regulatory actions related to the use of mandatory arbitration agreements; and
●The existing disclosure of its policies and practices, and impact on workplace culture related to the use of mandatory arbitration agreements on workplace claims as compared to its peers.
●oppose proposals that request that the company adopt a mandatory arbitration bylaw
Diversity and Equal Employment Opportunity (EEO)
While most companies now agree that a diverse workforce is important to corporate performance, progress towards equality remains slow, both in the U.S. and elsewhere. Insufficient representation deprives the companies of the perspectives and talents of individuals who are prevented from achieving their full potential.
Over the past few years, investor concerns about diversity have broadened from the number of women and people of color in leadership to root causes of persistent barriers to advancement, such as racial or gender gaps in pay, sexual harassment and gender-based violence, and the absence of effective policies to help employees balance work and family responsibilities.
Many investors are asking companies to develop diversity policies that outline company efforts to prevent discrimination and build a more diverse workforce; to explain the company’s policies to increase diversity on its board of directors; disclose the company’s diversity statistics for each professional level, for example through release of the EEO-1 report in the United States; to provide quantitative and qualitative reports on pay gaps; and to provide appropriate disclosures on company efforts to eliminate harassment and other forms of gender-based violence in the workplace.
Additionally, investors are asking companies to develop policies and practices to prevent discrimination and harassment of LGBT employees and to create a working environment where individuals can feel comfortable and accepted. While most U.S. public companies currently have a non-discrimination policies, investors are concerned that these policies are consistently applied across the company, its supply chain and its business partners, especially in places that do not provide legal protections for LGBT people.
In voting on proposals relating to workplace matters, Calvert ordinarily will:
●support proposals requesting that companies adopt fair labor practices consistent with all recognized international human rights standards.
●support proposals requesting that companies adopt codes of conduct and other vendor/supplier standards requiring that suppliers, licensees, and other key business partners comply with all applicable laws and/or international standards regarding wages, benefits, and working conditions.
●support proposals requesting companies to adopt, report on, and agree to compliance and enforcement procedures for labor and human rights codes of conduct, including independent monitoring.
●support proposals asking for an assessment of risks related to potential violations of labor and human rights.

●support proposals asking a company to issue a diversity report, including diversity policies and full disclosure of EEO-1 data for U.S. workforces.
●support proposals asking companies to include language in EEO statements specifically barring discrimination based on sexual orientation, and gender identity and/or expression, and to report on company initiatives to create a workplace free of discrimination based on sexual orientation and gender identity and/or expression.
●support proposals to adopt policies to eliminate gender-based violence and other forms of harassment from the workplace, as well as proposals asking a company to prepare a report on its efforts to promote a safe workplace for all employees.
●support proposals asking companies to prepare a report on pay equity based on race, gender, or other appropriate category.
●Calvert will oppose proposals that seek to eliminate or scale back diversity or non-discrimination policies.
Equity Audit Proposals
Equity audit proposals request companies engage a variety of key stakeholders to evaluate specific topics to be addressed, including employees, shareholders, customers, stakeholders, and civil rights organizations to see the environmental, civil, and/or racial impact on the company’s stakeholders. Calvert will ordinarily:
●support proposals asking the company to commission an equity audit while considering characteristics of the proposal such as who conducts the audit and qualifications of the auditor, among other factors; and
●oppose proposals that ask companies to commission non-discrimination audits designed either in spirit or substance to undermine the need for companies to protect the specific interests of minorities.
Employee Representation on Boards
Non-management employee representation on boards provide an opportunity for enhancing board diversity by potentially giving the board and management meaningful insights into the company’s workplace.
In voting proposals asking for an employee representative (or increased employee representation) to serve on the board, Calvert ordinarily will support these proposals, factoring in the potential employee representative director’s rights and duties as compared to other incumbent board members, objective independence of the candidate, director selection process, existing workplace controversies facing the company, among other issues.
4.
International Operations and Human Rights
Business Activities and Investments
Global corporations often do business in countries lacking adequate legal or regulatory structures protecting workers, consumers, communities and the environment, or where lax enforcement renders existing laws ineffective. Companies operate in these locations for a variety of reasons, including access to natural resources, lower wages or regulatory burdens, access to regional markets, or for many other reasons. For the global economic actors, globalized companies create numerous benefits including expanded markets, improved efficiencies, and greater competitiveness. These operations may also be highly beneficial to the host country by providing jobs, tax payments, access to new products and services, and development opportunities. However, such operations may exploit local workforces or communities, or become complicit in human rights violations committed by host governments or business partners, if companies fail to develop and enforce substantive policies to respect human rights.
Modern communications technologies have increased public scrutiny of company operations around the world. Adverse publicity from transgressions of human rights may result in regulatory action, loss of social license to operate, boycotts, work stoppages and other business harms. Policies to safeguard human rights help to insure company’s ability to operate globally with a minimum of opposition from global or local stakeholders.
Numerous internationally recognized standards guide the development of corporate human rights policies. At a minimum, companies should commit to respecting all human rights as outlined in the Universal Declaration of Human Rights, the

International Covenant on Civil and Political Rights, and the International Covenant on Economic, Social and Cultural Rights. Company policy should also be consistent with internationally recognized standards for corporations, including the UN Guiding Principles on Business and Human Rights and the Global Compact.
It is particularly important for companies whose operations may have a significant impact on indigenous communities to develop affirmative policies and practices respect the rights of these groups both in the North America and globally. The United Nations Declaration on the Rights of Indigenous Peoples defines the scope of rights specific to these groups, including for example self-determination, freedom from discrimination, and knowledge, cultures and traditional practices. Companies should develop policies to avoid complicity in violations of indigenous rights through business partnerships, supply chains or financial investments. Projects and investments should proceed only with the free, prior and informed consent of indigenous communities that may be significantly impacted.
Where relevant, companies should also develop specific policies to ensure respect for human rights that are material for their business, such as the right to health care and the right to privacy. Companies should also incorporate a global policy to ensure respect for the rights of LGBT people, especially in countries and localities whose policies are either hostile or neglectful of LGBT rights. Numerous guidelines also exist that are relevant for specific industries and types of operations. In voting on proposals relating to these matters, Calvert ordinarily will:
●support proposals requesting that companies develop appropriate policies to ensure respect for human rights throughout their global operations, including business partners and supply chains.
●support proposals requesting that a company undertake due diligence appropriate to their industry and issues specific to their human rights risks.
●support proposals requesting that companies develop policies and protocols to eliminate bribery and corruption.
●support proposals asking companies to respect the rights of local and indigenous communities to participate in decisions affecting their local environment, consistent with international law regarding the rights of indigenous people to free prior and informed consent.
5.
Product Safety and Impact
Companies bear primary responsibility for the safety of their operations and products. In certain circumstances, ignoring product safety or impact concerns may result in short-term profitability for companies. However, investors in companies that harm their customers or other stakeholders may be concerned about a risk of a consumer or regulatory response that undermines the economic viability of companies. Moreover, harmful products may have broader community or environmental impacts that may de-stabilize markets in which shareholders invest. Calvert believes companies should develop governance and reporting mechanisms to ensure the safety of their products. In voting on proposals relating to these matters, Calvert ordinarily will:
●case-by-case on proposals asking companies to disclose product ingredients, depending on the feasibility of disclosure and the nature of the safety concerns.
●support proposals requesting the company to report on or adopt consumer product safety policies and initiatives.
Toxic Chemicals
Greater awareness of the impact of toxic chemicals on human health has led to the widespread regulatory limitations on these chemicals and consumer embrace of alternatives. Companies who ignore these trends and defend the use of chemicals deemed harmful risk being overtaken by more innovative rivals in the marketplace. Calvert believes companies should disclose policies and practices to reduce the use or marketing of toxic chemicals, and provide reasonable disclosures of performance. In voting on proposals relating to these matters, Calvert ordinarily will:
●support resolutions asking companies to disclose policies related to toxic chemicals.
●support proposals asking companies to report on the feasibility of removing or substituting safer alternatives for all harmful ingredients used in company products.
Animal Welfare

Concern for animal welfare has led to a consumer movement to demand better treatment of food animals. Calvert believes companies should develop reasonable policies to assure the well-being of kept animals, consistent with good environmental practices and the safety and quality of foods. In voting on proposals relating to these matters, Calvert ordinarily will:
●support proposals asking management to report on steps to reduce or eliminate antibiotic use for animal health.
●support proposals requesting that companies report on policies to ensure animal welfare.
●vote case-by-case on proposals asking companies to limit animal testing, giving consideration to the specific practices raising concerns, potential benefits to human health and welfare, and available alternative processes.
Inherently Dangerous Products and Inherently Hazardous Activities
Some products are inherently dangerous by nature because their function involves a risk of danger or injury to consumers or the general public’s health and safety. Additionally, some activities are inherently hazardous by nature, that is, they hold substantial risks of predatory practices and/or may lead to addiction. Inherently dangerous products, which may be age-restricted or require a license to obtain, include, but are not limited to, alcohol, tobacco, e-cigarettes, guns, firearms, and other weapons. Inherently hazardous activities include, but are not limited to, gambling and non-medicinal cannabis consumption.
Companies should publicly disclose the inherent risks associated with these products and activities and develop reasonable policies and procedures to mitigate the risks associated with their manufacturing, sale, distribution, use and/or participation. In voting on proposals relating to these matters, Calvert ordinarily will:
●support proposals asking management to report on steps taken to mitigate the risks associated with consumer use of inherently dangerous products and consumer participation in inherently hazardous activities.
●support proposals requesting that companies report on its policies and procedures related to the risks associated with the manufacturing, sale and distribution of inherently dangerous products and participation in inherently hazardous activities.
●vote case-by-case on proposals asking companies to stop manufacturing inherently dangerous products or participating in inherently hazardous activities.
Data Privacy and Data Security
A revolution in computer and communications technologies has led to the rapid development of previously unimagined new services and access to information, while the number of internet users continues to expand globally. One result of the transformation of communications services is the exponential growth in the personal information that has been created and collected by companies. This data has potentially beneficial uses, including contributing to improved healthcare, more efficient transportation, and greater access to financial services. However, many people may have concerns about giving companies access to their personal data, particularly if unauthorized users gain access to this data for criminal or other malicious purposes.
Beyond concerns about the security of data, users may also be concerned about data privacy -- the lawful use of these data by companies for purposes other than what users intend. For example, data could be used to discriminate on the basis of race, gender, health or family status, or for other inappropriate purpose; for economic exploitation or harassment; or to manipulate a democratic election. These concerns are heightened when companies sell data to third parties with no connection to the original user.
For this reason, governments are currently questioning the appropriate use of data, and in particular whether users or companies own the data that is collected. Rules requiring companies to gain user consent for use of their data are coming into effect, but their effectiveness is not yet proven.
For example, the “right to be forgotten” has been codified in the European Union’s (EU) General Data Protection Regulation. Under such, personal data must be erased immediately where: (1) the data is no longer needed for its original processing purpose; (2) the data subject has withdrawn his or her consent and there is no other legal ground for processing; (3) the data subject has objected and there are no overriding legitimate grounds for the processing; or (4) erasure is required to fulfill a statutory obligation under the EU law. In addition, data must naturally be erased if the processing itself was against the law in the first place.
Expanding use of media raises additional concerns, such as the company’s responsibility to set rules for appropriate conduct on social media; the addictiveness of internet services, especially to children; and the company’s relationship to foreign governments who may wish to use data to violate human rights, especially the right to free expression.
For investors in companies whose business models depend upon unfettered access and use of user data, there is a risk that society will expand privacy rights and limit corporate use of personal data for business purposes, or that users will find ways of masking this information from companies while using internet services. Companies should analyze these risks and create governance structures that will allow them to adapt to changing expectations for data privacy and security. Companies should also develop robust systems to safeguard data from unauthorized access and use. In voting on proposals relating to these matters, Calvert ordinarily will:
●support data security proposals asking companies to strengthen governance mechanisms to prevent illegal or non-consensual use of data, and proposals for greater transparency regarding company efforts to protect user data.
●support reasonable data privacy proposals asking companies to set reasonable standards for the fair collection, storage and use of consumer data, respecting the rights of users to offer fully informed consent for the use of their data.
●support reasonable proposals asking companies to adopt content management policies that ensure freedom of expression and the free flow of information balanced with respect for user security, privacy, freedom from harassment and other rights on line.
●support proposals asking companies to develop policies to ensure that the company respects human rights wherever its services are available.
●support proposals asking companies to analyze the risk to its business model relating to data privacy or security.
Health and Pharmaceuticals
The continued high cost of medications in the United States limits access to many people, especially those lacking health insurance. In the developing world, lack of access to healthcare continues to be a barrier to the advancement of these societies. Additionally, the emergence of an epidemic of opioid abuse has raised concerns about the marketing practices of the pharmaceutical industry. Investors may be concerned about a public backlash against pharmaceutical company policies, with potential risks to the company’s ability to gain regulatory approval for new products, protect its intellectual property rights, and gain access to markets internationally, as well as potential liabilities relating to harm caused by its products. Calvert believes companies should clearly disclose how its governance and management systems ensure attention to long-term risks relating to pricing and marketing strategies. In voting on proposals relating to these matters, Calvert ordinarily will:
●support proposals asking pharmaceutical companies to take steps to make drugs more affordable and accessible globally, to report on its efforts to increase access, and to align governance mechanisms with the objective of increasing access, consistent with long term financial performance.
●support proposals requesting that companies prepare a report on their policies to ensure that drug price increases do not have the effect of reducing access to life-saving medicines.
●support proposals to report on efforts to align governance mechanisms with high standards for product safety, especially regarding opioids.
●support proposals asking for responsible management of the production lifecycle of pharmaceutical products, including safe disposal.
●support proposals asking for information about the nutritional composition of the company’s food products.
6.
Consumer Finance
Predatory Finance

Predatory finance is the imposition of unfair, abusive or deceptive practices on consumers of financial products. Targets of predatory practices are often economically disadvantaged people but may also be military families, students or the elderly. Of particular concern are practices that catch consumers in a “debt trap” in which additional loans are necessary to pay back original loans because the borrower is unable to repay their debts. Predatory practices may be profitable in the short-term, but may impose longer term risks to shareholders both because of the risks that the company’s will face regulatory scrutiny or consumer backlash and because predatory finance has the effect of de-stabilizing the market as a whole. In voting on proposals relating to these matters, Calvert ordinarily will:
●support proposals calling on companies to address and eliminate predatory or racially discriminatory lending practices.
●support proposals seeking the development of a policy or preparation of a report to guard against predatory lending practices.
7.
Political Action Committees and Political Partisanship
Shareholders may be concerned that for some companies, activities to influence the political or policy environment may not be consistent with company ESG guidelines or the long term interests of shareholders. While federal and state law require disclosure of direct political spending, companies may make undisclosed expenditures indirectly through organizations who are not required to reveal their funding sources. For this reason, shareholders are unable to track corporate political spending unless the company voluntarily discloses this information.
We believe that a lack of transparency regarding political contributions creates a risk that decisions about expenditures will be driven by the personal interest of management or positions that may produce short-term gains at the expense of the company’s values or the long-term interests of shareholders. To determine whether corporate political and lobbying activities are appropriate, shareholders require complete reporting of expenditures on these activities, as well as explanations of how decisions are made. In voting on proposals relating to these matters, Calvert ordinarily will:
●support proposals asking companies to disclose political spending made either directly or through political action committees, trade associations and/or other advocacy associations.
●support proposals asking companies to disclose the budgets dedicated to public policy lobbying activities.
●support proposals requesting a report discussing the alignment between a company’s political contributions and its sustainability commitments and public policy positions.
●support proposals requesting that companies support public policy activities, including lobbying or political spending that are consistent with shareholder or other stakeholder efforts to strengthen policies that protect workers, communities, the environment, public safety, or any of the other financially material issues.
8.
Other Issues
In the event Calvert is required to vote on a proposal that is not addressed by the general principles and voting guidelines expressed herein, it generally expects to determine the manner in which to vote such proposal in alignment with the objectives of promoting long-term corporate health and sustainable financial, social and environmental performance.
Voting on Shareholder Proposals Outside of the U.S
Calvert will take into consideration market-specific characteristics, including Calvert’s historic votes, potential barriers faced by shareholders in proposing resolutions, implications related to the passage of a resolution, and other factors, in addition to the ask of the proposal when voting on case-by-case ESG shareholder resolutions outside of the U.S.
BLACKROCK INVESTMENT MANAGEMENT, LLC (“BLACKROCK”)
With respect to each series of the Trust (each, a “Fund”) for which BlackRock serves as subadviser, Nationwide Fund Advisors (“NFA”) has directed BlackRock to vote proxies on the portfolio securities held by each Fund in accordance with Institutional Shareholder Services’ (“ISS”) Sustainability U.S. Proxy Voting Guidelines and Sustainability International Proxy Voting Guidelines, as applicable (together, the “Sustainability Policy”). NFA acknowledges that BlackRock has authority to and may exercise discretion when voting recommendations based upon the Sustainability Policy, and thus may deviate from the Sustainability Policy consistent with BlackRock's fiduciary duty and its proxy voting policies and procedures.
ISS has developed proxy voting guidelines that are consistent with the objectives of sustainability-minded investors and fiduciaries. On matters of environmental, social and corporate governance (“ESG”) import, ISS' Sustainability Policy seeks to promote support for recognized global governing bodies promoting sustainable business practices advocating for stewardship of environment, fair labor practices, non-discrimination, and the protection of human rights. Generally, ISS' Sustainability Policy will take as its frame of reference internationally recognized sustainability-related initiatives such as the United Nations Environment Programme Finance Initiative (UNEP FI), United Nations Principles for Responsible Investment (UNPRI), United Nations Global Compact, Global Reporting Initiative (GRI), Carbon Principles, International Labour Organization Conventions (ILO), Ceres Roadmap 2030, Global Sullivan Principles, MacBride Principles, and environmental and social European Union Directives. Each of these efforts promote a fair, unified and productive reporting and compliance environment which advances positive corporate ESG actions that promote practices that present new opportunities or that mitigate related financial and reputational risks.
On matters of corporate governance, executive compensation, and corporate structure, the Sustainability Policy guidelines are based on a commitment to create and preserve economic value and to advance principles of good corporate governance.
ISS notes there may be cases in which the final vote recommendation at a particular company varies from the voting guidelines due to the fact that ISS closely examines the merits of each proposal and consider relevant information and company-specific circumstances in arriving at its decisions. To that end, ISS engages with both interested shareholders as well as issuers to gain further insight into contentious issues facing the company. Where ISS acts as voting agent for clients, it follows each client’s voting policy, which may differ in some cases from the policies outlined in this document. ISS updates its guidelines on an annual basis to take into account emerging issues and trends on environmental, social and corporate governance topics, as well as the evolution of market standards, regulatory changes and client feedback.
Please read the ISS Sustainability U.S. Proxy Voting Guidelines available at https://www.issgovernance.com/file/policy/active/specialty/Sustainability-US-Voting-Guidelines.pdf  and the ISS Sustainability International Proxy Voting Guidelines available at https://www.issgovernance.com/file/policy/active/specialty/Sustainability-International-Voting-Guidelines.pdf.
DOUBLELINE CAPITAL LP (“DoubleLine”)
The determination of how to vote proxies relating to a fund’s portfolio securities is made by DoubleLine pursuant to its written proxy voting policies and procedures (the “Proxy Policy”), which have been adopted pursuant to Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Proxy Policy also applies to any voting rights and/or consent rights on behalf of the portfolio securities, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures. The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of a fund and its shareholders. To assist DoubleLine in carrying out its proxy voting obligations, DoubleLine Group LP retained a third-party proxy voting service provider, currently Glass, Lewis & Co. (“Glass Lewis”), as their proxy voting agent. Pursuant to an agreement with DoubleLine Group LP, Glass Lewis obtains proxy ballots with respect to securities held by a fund, evaluates the individual facts and circumstances relating to any proposal, and generally votes on any such proposal in accordance with guidelines included in the Proxy Policy. In the event that a proposal is not adequately addressed by the guidelines, Glass Lewis will make a recommendation to DoubleLine as to how to vote on such proposal, which DoubleLine may accept or reject in accordance with the Proxy Policy. DoubleLine’s personnel are responsible for managing the relationship with Glass Lewis and/or any other third-party proxy voting service provider and for overseeing its compliance with the Proxy Policy. DoubleLine, in its discretion, may retain another third-party proxy voting service provider in addition to or in lieu of Glass Lewis. In connection with exercising a voting or consent right on behalf of a fund, DoubleLine will monitor for material conflicts of interest arising between DoubleLine and a fund in accordance with the Proxy Policy. If no conflict exists, DoubleLine will vote the proxy on a case-by-case basis in the best interest of each client under the circumstances in accordance with the Proxy Policy, as discussed above. If a material conflict does exist, DoubleLine will seek to resolve any such conflict in accordance with the Proxy Policy, which seeks to resolve such conflict in a fund’s best interest by pursuing any one of the following courses of action: (i) voting (or not voting) in accordance with the guidelines included in the Proxy Policy; (ii) convening a Proxy Voting Committee meeting to assess available measures to address the conflict and implementing those measures; (iii) voting in accordance with the recommendation of an independent third-party service provider chosen by the Proxy Voting Committee; (iv) voting (or not voting) in accordance with the instructions of a fund’s Board of Trustees, or any committee thereof; (v) or not voting with respect to the proposal if consistent with DoubleLine’s fiduciary obligations. In voting proxies, including those in which a material conflict may be determined to exist, DoubleLine may also consider the factors and guidelines included in its Proxy Policy. In certain limited circumstances, particularly in the area of structured finance, DoubleLine may enter into voting agreements or other contractual obligations that govern the voting of shares and, in such cases, will vote any proxy in accordance with such agreement or obligation. In addition, where DoubleLine determines that there are unusual costs and/or difficulties associated with voting a proxy, which more typically might be the case with respect to proposals relating to non-U.S. issuers, DoubleLine reserves the right to not vote on such a proposal unless it determines that the potential benefits of voting on such proposal exceed the expected cost to a fund. DoubleLine supervises and periodically reviews its proxy voting activities and implementation of the Proxy Policy.
DREYFUS, a division of Mellon Investments Corporation
Policy Statement
It is the policy of Mellon Investments Corporation (“MIC”) to fully meet its fiduciary obligations in exercising the power, discretion and responsibility to vote proxies where clients have delegated such authority.
Background
Registered Investment Advisers have a number of responsibilities regarding voting of proxies for client securities that are under its management and that are governed by the Advisers Act. Rule 206(4)-6 requires investments advisers to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that the adviser votes client securities in the best interests of clients, which procedures must include how material conflicts that may arise between an adviser's interests and those of its clients are addressed; (b) disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; and (c) describe to clients its proxy voting policies and procedures and, upon request, furnish a copy to its clients. Rule 204-2 further requires an investment adviser to retain certain records relating to the exercise of its proxy voting authority.
Policy
As a registered Investment Advisor, MIC is often entrusted with the fiduciary responsibility to vote proxies for shares of corporate stock held on behalf of our clients. Proxy voting is an integral part of the management of the investment in those shares. In voting proxies, MIC takes into account long term economic value as we evaluate issues relating to corporate governance, including structures and practices, the nature of long-term business plans, including sustainability policies and practices to address environmental and social factors that are likely to have an impact on shareholder value, and other financial and non-financial measures of corporate performance.
MIC has established a Proxy Voting and Governance Committee to implement and maintain MIC’s Proxy Voting Policy and related proxy voting guidelines (the “Voting Guidelines”). This Committee oversees MIC’s proxy voting activities and ensures that the Voting Guidelines are generally applied consistently and impartially for securities held in accounts for which MIC has proxy voting authority. MIC will make every reasonable effort to ensure that proxies are received and voted in accordance with this policy and the Voting Guidelines. To assist us in that process, MIC retains Institutional Shareholder Services (“ISS”) to provide various services related to proxy voting, such as research, analysis, voting services, proxy vote tracking, recordkeeping, and reporting. In addition, MIC retains Glass Lewis for research services only.
Proxy Voting Conflicts of Interest
MIC has appointed the BNY Mellon Proxy Voting Conflicts Committee to address certain conflicts associated with actual or potential material conflicts of interest involving The Bank of New York Mellon (“Parent Company”). These conflicts typically arise due to a relationship between a proxy issuer and the Parent Company, the Parent Company’s Chief Executive Officer, or a member of the Parent Company’s Board of Directors.

MIC leverages the Mellon Risk and Compliance Committee to assist in conflict mitigation and for interpretation of its Proxy Voting Policy from time to time. These conflicts typically arise at the MIC firm level and are not actual or potential material conflicts of interest involving the Parent Company as referenced above.
MIC may submit (or arrange to submit) proxy votes involving these conflicts in accordance with the recommendation of an independent fiduciary selected and engaged for this purpose; or proposals may be voted in the same proportion as all other voting shareholders (“mirror voting”), and will not be delegated to an independent fiduciary.
However, if “mirror voting” is not operationally feasible or if MIC determines that “mirror voting” in a particular situation may not be in our client’s best interest, the conflicted proxy proposal will be presented to the BNYM Proxy Voting Conflict Committee (as described above) to determine how the proposal should be addressed.
MIC will furnish a copy of its Proxy Voting Policy and its Voting Guidelines upon request to each advisory client that has delegated voting authority.
Voting BNY Mellon Stock
It is the policy of MIC not to vote or make recommendations on how to vote shares of BNY Mellon stock, even where MIC has the legal power to do so under the relevant governing instrument. In order to avoid any appearance of conflict relating to voting BNY Mellon stock, MIC has contracted with an independent fiduciary (ISS) to direct all voting of BNY Mellon Stock held by any MIC accounts on any matter in which shareholders of BNY Mellon Stock are required or permitted to vote.
Voting Non-US Company Proxies
MIC seeks to effect vote decisions through the application of the Voting Guidelines. However, corporate governance practices, disclosure requirements and voting operations vary significantly among the various non-U.S. markets in which clients may invest. In these markets, MIC may face regulatory, compliance, legal or logistical limits with respect to voting securities held in client accounts which can affect the firm’s ability to vote such proxies, as well as the desirability of voting such proxies. Non-U.S. regulatory restrictions or company-specific ownership limits, as well as legal matters related to consolidated groups, may restrict the total percentage of an issuer’s voting securities that MIC can hold for clients and the nature of our voting in such securities. MIC’s ability to vote proxies may also be affected by, among other things: (1) late receipt of meeting notices; (2) requirements to vote proxies in person: (3) restrictions on a foreigner’s ability to exercise votes; (4) potential difficulties in translating the proxy; (5) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions; and (6) requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting. Absent an issue that is likely to impact clients’ economic interest in a company, MIC generally will not subject clients to the costs (which may include a loss of liquidity) that could be imposed by these requirements. In these markets, MIC will weigh the associative costs against the benefit of voting and may refrain from voting certain non-U.S. securities in instances where the items presented are not likely to have a material impact on shareholder value (where the expense and administrative inconvenience or other burdens outweigh the benefits to clients of voting the securities).
Securities Lending
Generally, MIC expects that the projected long-term economic benefit to clients in voting proxies would be exceeded by securities lending income on shares on loan. In our assessment, the resolutions being voted on are typically routine and will not have significant economic consequences and/or because the outcome would not be affected by voting all or a portion of loaned securities.
While most resolutions are routine, from time to time, the Proxy Voting and Governance Committee in conjunction with the investment management team may determine that the expected economic benefit of voting clients’ entire holding is greater than the projected lending revenue. Shares on loan are not recalled to vote unless the case can be made that the optimal voting outcome would be economically beneficial for clients and voting all eligible shares in client portfolios would increase the likelihood of achieving that outcome.
Index/Passive Fixed Income Mandates and Cash Strategies

MIC has elected to forgo proxy voting for certain index and passively managed Fixed Income accounts. MIC typically does not vote proxies on behalf of cash mandates. The operational burden and costs of maintaining such accounts on vendor platforms was considered in making this decision. Recognizing that proxy voting is a rare event in the realm of fixed income investing, MIC has made a determination that the items presented for vote are not likely to have a material impact on shareholder value.
Proxy Voting Disclosure
Clients who have delegated proxy voting authority to MIC may obtain the proxy voting records for their account upon written or verbal request.
Oversight Activities - Operational
The Pune Proxy Operations Team performs periodic oversight of the operational and voting processes implemented on behalf of clients to ensure that proxy ballots are voted in accordance with established guidelines. These activities may include, but are not limited to, monthly account reconciliation between the voting agent and MIC records and forensic testing of the application of vote instruction in relation to policy vote recommendations at the ballot level. These efforts are monitored as a component of our Rule 206(4) -7 compliance program.
Oversight Activities– Proxy Advisors
MIC, with the assistance of the BNY Mellon Proxy Research & Governance team, as well as certain BNY Mellon vendor review groups, provides oversight of the Proxy Advisors through various activities. Depending on the particular set of services a Proxy Advisor is engaged to provide, these activities may include, but are not limited to:
●Annual request and review of information related to compliance policies and procedures.
●Annual compliance due diligence questionnaires, certifications and/or document requests.
●Annual and ad hoc due diligence meetings, as well as periodic on-site due diligence meetings.
●Periodic meetings, correspondence and telephonic communications, as needed.
●Periodic review of the proxy advisor’s systems to assess whether the Voting Guidelines are reflected accurately.
●Periodic review and testing of proxy votes, with respect to routine proposals, as well as those proposals which require more analysis.
●Periodic review of SSAE 18 and/or other external reports or summaries thereof, where applicable.
●Periodic review of BNY Mellon’s (internal and/or external) vendor review groups reports, where applicable.
Maintenance of Required Records
MIC, with the assistance of engaged service providers, shall maintain such records as required under Rule 204-2.
FEDERATED INVESTMENT MANAGEMENT COMPANY
Proxy Voting Policies
As an investment adviser with a fiduciary duty to the Fund and its shareholders, the general policy of Federated Investment Management Company (the “Sub-Adviser”) is to cast proxy votes in favor of management proposals and shareholder proposals that the Sub-Adviser anticipates will enhance the long-term value of the securities being voted in a manner that is consistent with the investment objectives of the Fund. Generally, this will mean voting for proposals that the Sub-Adviser believes will improve the management of a company, increase the rights or preferences of the voted securities, or increase the chance that a premium offer would be made for the company or for the voted securities. This approach to voting proxy proposals will be referred to hereafter as the “General Policy.”
The Sub-Adviser generally votes consistently on the same matter when securities of an issuer are held by multiple client portfolios. However, the Sub-Adviser may vote differently if a client's investment objectives differ from those of other clients or if a client explicitly instructs the Sub-Adviser to vote differently.

The following examples illustrate how the General Policy may apply to the most common management proposals and shareholder proposals. However, whether the Sub-Adviser supports or opposes a proposal will always depend on a thorough understanding of the Fund's investment objectives and the specific circumstances described in the proxy statement and other available information.
On matters related to the board of directors, generally the Sub-Adviser will vote to elect nominees to the board in uncontested elections except in certain circumstances, such as where the director: (1) had not attended at least 75% of the board meetings during the previous year; (2) serves as the company's chief financial officer, unless the company is headquartered in the UK where this is market practice; (3) has become overboarded (more than five boards for retired executives and more than two boards for CEOs); (4) is the chair of the nominating or governance committee when the roles of chairman of the board and CEO are combined and there is no lead independent director; (5) served on the compensation committee during a period in which compensation appears excessive relative to performance and peers; or (6) served on a board that did not implement a shareholder proposal that the Sub-Adviser supported and received more than 50% shareholder support the previous year. In addition, the Sub-Adviser will generally vote in favor of; (7) a full slate of directors, where the directors are elected as a group and not individually, unless more than half of the nominees are not independent; (8) shareholder proposals to declassify the board of directors; (9) shareholder proposals to require a majority voting standard in the election of directors; (10) shareholder proposals to separate the roles of chairman of the board and CEO; (11) a proposal to require a company's audit committee to be comprised entirely of independent directors; and (12) shareholder proposals to eliminate supermajority voting requirements in company bylaws.
On other matters of corporate governance, generally the Sub-Adviser will vote: (1) in favor of proposals to grant shareholders the right to call a special meeting if owners of at least 10% of the outstanding stock agree; (2) against proposals to allow shareholders to act by written consent; (3) on a case-by-case basis for proposals to adopt or amend shareholder rights plans (also known as “poison pills”); (4) in favor of shareholder proposals to eliminate supermajority requirements in company bylaws; and (5) in favor of shareholder proposals calling for “Proxy Access,” that is, a bylaw change allowing shareholders owning at least 3% of the outstanding common stock for at least three years to nominate candidates for election to the board of directors.
Generally, the Sub-Adviser will vote every shareholder proposal of an environmental or social nature on a case-by-case basis. The quality of these shareholder proposals varies widely across markets. Similarly, company disclosures of their business practices related to environmental and social risks are not always adequate for investors to make risk assessments. Thus, the Sub-Adviser places great importance on company-specific analyses to determine how to vote. Above all, the Sub-Adviser will vote in a manner that would enhance the long-term value of the investment within the framework of the client’s investment objectives.
The Sub-Adviser’s general approach to analyzing these proposals calls for considering the literal meaning of the written proposal, the financial materiality of the proposal’s objective, and the practices followed by industry peers. This analysis utilizes research reports from the Sub-Adviser’s proxy advisors, company filings, as well as reports published by the company and other outside organizations.
On matters of capital structure, generally, the Sub-Adviser will vote proxies for U.S. issuers on a case-by-case basis for proposals to authorize the issuance of new shares if not connected to an M&A transaction and the potential dilution is more than 10%, against proposals to create multiple-class voting structures where one class has superior voting rights to the other classes, in favor of proposals to authorize reverse stock splits unless the amount of authorized shares is not also reduced proportionately. Generally, the Sub-Adviser will vote proxies for non-U.S. issuers in favor of proposals to authorize issuance of shares with and without pre-emptive rights unless the size of the authorities would threaten to unreasonably dilute existing shareholders.
Votes on executive compensation come in many forms, including advisory votes on U.S. executive compensation plans (“Say On Pay”), advisory and binding votes on the design or implementation of non-U.S. executive remuneration plans, and votes to approve new equity plans or amendments to existing plans. Generally, the Sub-Adviser will support compensation arrangements that are aligned with the client’s long-term investment objectives. With respect to Say On Pay proposals, the Sub-Adviser will generally vote in favor unless the compensation plan has failed to align executive compensation with corporate performance, or the design of the plan is likely to lead to misalignment in the future. The Sub-Adviser supports the principle of an annual shareholder vote on executive pay and will generally vote accordingly on proposals which set the frequency of the Say On Pay vote.

In some markets, especially Europe, shareholders are provided a vote on the remuneration policy, which sets out the structural elements of a company’s executive remuneration plan on a forward-looking basis. The Sub-Adviser will generally support these proposals unless the design of the remuneration policy fails to appropriately link executive compensation with corporate performance, total compensation appears excessive relative to the company’s industry peer group, with local market dynamics also taken into account; or there is insufficient disclosure to enable an informed judgment, particularly as it relates to the disclosure of the maximum amounts of compensation that may be awarded.
The Sub-Adviser will generally vote in favor of equity plan proposals unless they result in unreasonable dilution to existing shareholders, permit replacement of “underwater” options with new options on more favorable terms for the recipient, or omit the criteria for determining the granting or vesting of awards.
On matters relating to corporate transactions, the Sub-Adviser will generally vote in favor of mergers, acquisitions and sales of assets if the Sub-Adviser’s analysis of the proposed business strategy and the transaction price would have a positive impact on the total return for shareholders.
If a shareholders meeting is contested, that is, shareholders are presented with a set of director candidates nominated by company management and a set of director candidates nominated by a dissident shareholder, the Sub-Adviser will study the proposed business strategies of both groups and vote in a way that maximizes expected total return for the Fund.
In addition, the Sub-Adviser will not vote any proxy if it determines that the consequences or costs of voting outweigh the potential benefit of voting. For example, if a foreign market requires shareholders voting proxies to retain the voted shares until the meeting date (thereby rendering the shares “illiquid” for some period of time), the Sub-Adviser will not vote proxies for such shares. In addition, the Sub-Adviser is not obligated to incur any expense to send a representative to a shareholder meeting or to translate proxy materials into English.
A Fund may elect to participate in their own securities lending arrangements, which would be facilitated by the investment adviser for the Fund. To the extent that such securities are out on loan, the Sub-Adviser does not have the right to vote those securities. In general, the Sub-Adviser has no information about the securities that have been lent out pursuant to the Fund’s securities lending program and that are therefore unavailable to be voted. Accordingly, the proxies for those securities that are out on loan may not be voted by the Sub-Adviser.
If so directed, the Sub-Adviser will make a best-efforts attempt to alert the client if the Sub-Adviser has reason to believe that an upcoming proxy voting issue may materially affect the economic value of the securities in question, so that the investment adviser may attempt to recall the securities from loan. However, there can be no assurance that the Sub-Adviser will have sufficient notice of such matters to ensure the client’s successful recall of the securities for the execution of the proxy vote. The ultimate decision on whether to recall shares for the purposes of proxy voting is the responsibility of the investment adviser.
The Sub-Adviser will take into account feedback from issuers on the voting recommendations of the Sub-Adviser’s proxy advisory firm if the feedback is provided at least five days before the voting cut-off date. In certain circumstances, primarily those where the Sub-Adviser’s voting policy is absolute and without exception, issuer feedback will not be part of the voting decision. For example, it is the Sub-Adviser’s policy to always support a shareholder proposal to separate the roles of chairman of the board and CEO. Thus, any comments from the issuer opposing this proposal would not be considered.
If proxies are not delivered in a timely or otherwise appropriate basis, the Sub-Adviser may not be able to vote a particular proxy.
Proxy Voting Procedures
The Sub-Adviser has established a Proxy Voting Committee (“Proxy Committee”), to exercise all voting discretion granted to the Sub-Adviser by the investment adviser for the Fund in accordance with the proxy voting policies. To assist it in carrying out the day-to-day operations related to proxy voting, the Proxy Committee has created the Proxy Voting Management Group (PVMG). The day-to-day operations related to proxy voting are carried out by the Proxy Voting Operations Team (PVOT) and overseen by the PVMG. Besides voting the proxies, this work includes engaging with investee companies on corporate governance matters, managing the proxy advisory firm, soliciting voting recommendations from the Sub-Adviser's investment professionals, bringing voting recommendations to the Proxy Committee for approval, filing with regulatory agencies any required proxy voting reports, providing proxy voting reports to clients and investment companies as they are requested from time to time, and keeping the Proxy Committee informed of any issues related to corporate governance and proxy voting.
The Sub-Adviser has compiled a list of specific voting instructions based on the General Policy (the “Standard Voting Instructions”). The Standard Voting Instructions and any modifications to them are approved by the Proxy Committee. The Standard Voting Instructions sometimes call for an investment professional to review the ballot question and provide a voting recommendation to the Proxy Committee (a “case-by-case vote”). The foregoing notwithstanding, the Proxy Committee always has the authority to determine a final voting decision.
The Sub-Adviser has hired a proxy advisory firm to perform various proxy voting related administrative services such as ballot reconciliation, vote processing, and recordkeeping functions. The Proxy Committee has supplied the proxy advisory firm with the Standard Voting Instructions. The Proxy Committee retains the right to modify the Standard Voting Instructions at any time or to vote contrary to them at any time in order to cast proxy votes in a manner that the Proxy Committee believes is in accordance with the General Policy. The proxy advisory firm may vote any proxy as directed in the Standard Voting Instructions without further direction from the Proxy Committee. However, if the Standard Voting Instructions require case-by-case handling for a proposal, the PVOT will work with the investment professionals and the proxy advisory firm to develop a voting recommendation for the Proxy Committee and to communicate the Proxy Committee's final voting decision to the proxy advisory firm. Further, if the Standard Voting Instructions require the PVOT to analyze a ballot question and make the final voting decision, the PVOT will report such votes to the Proxy Committee on a quarterly basis for review.
Conflicts of Interest
The Sub-Adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the Fund (and its shareholders) and those of the Sub-Adviser or Distributor. This may occur where a significant business relationship exists between the Sub-Adviser (or its affiliates) and a company involved with a proxy vote.
A company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to below as an “Interested Company.”
The Sub-Adviser has implemented the following procedures in order to avoid concerns that the conflicting interests of the Sub-Adviser or its affiliates have influenced proxy votes. Any employee of the Sub-Adviser or its affiliates who is contacted by an Interested Company regarding proxies to be voted by the Sub-Adviser must refer the Interested Company to a member of the Proxy Committee, and must inform the Interested Company that the Proxy Committee has exclusive authority to determine how the proxy will be voted. Any Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication. This requirement includes engagement meetings with investee companies and does not include communications with proxy solicitation firms. Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted. If the Standard Voting Instructions already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions. If the Standard Voting Instructions require the Proxy Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of the Sub-Adviser with respect to the Interested Company. If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose annually to the Fund's Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, the Sub-Adviser voted as it did. In certain circumstances it may be appropriate for the Sub-Adviser to vote in the same proportion as all other shareholders, so as to not affect the outcome beyond helping to establish a quorum at the shareholders' meeting. This is referred to as “proportional voting.” If the Fund owns shares of another Federated Hermes mutual fund, generally the Sub-Adviser will proportionally vote the client's proxies for that fund or seek direction from the Board or the client on how the proposal should be voted. If the Fund owns shares of an unaffiliated mutual fund, the Sub-Adviser may proportionally vote the Fund's proxies for that fund depending on the size of the position. If the Fund owns shares of an unaffiliated exchange-traded fund, the Sub-Adviser will proportionally vote the Fund's proxies for that fund.

Downstream Affiliates
If the Proxy Committee gives further direction, or seeks to vote contrary to the Standard Voting Instructions, for a proxy relating to a portfolio company in which the Fund owns more than 10% of the portfolio company's outstanding voting securities at the time of the vote (“Downstream Affiliate”), the Proxy Committee must first receive guidance from counsel to the Proxy Committee as to whether any relationship between the Sub-Adviser and the portfolio company, other than such ownership of the portfolio company's securities, gives rise to an actual conflict of interest. If counsel determines that an actual conflict exists, the Proxy Committee must address any such conflict with the executive committee of the board of directors or trustees of any investment company client prior to taking any action on the proxy at issue.
Proxy Advisers' Conflicts of Interest
Proxy advisory firms may have significant business relationships with the subjects of their research and voting recommendations. For example, a proxy advisory firm board member also sits on the board of a public company for which the proxy advisory firm will write a research report. This and similar situations give rise to an actual or apparent conflict of interest.
In order to avoid concerns that the conflicting interests of the engaged proxy advisory firm have influenced proxy voting recommendations, the Sub-Adviser will take the following steps:
●A due diligence team made up of employees of the Sub-Adviser and/or its affiliates will meet with the proxy advisory firm on an annual basis and determine through a review of their policies and procedures and through inquiry that the proxy advisory firm has established a system of internal controls that provide reasonable assurance that their voting recommendations are not influenced by the business relationships they have with the subjects of their research.
●Whenever the standard voting guidelines call for voting a proposal in accordance with the proxy advisory firm recommendation and the proxy advisory firm has disclosed that they have a conflict of interest with respect to that issuer, the PVOT will take the following steps: (a) the PVOT will obtain a copy of the research report and recommendations published by another proxy advisory firm for that issuer; (b) the Director of Proxy Voting, or his designee, will review both the engaged proxy advisory firm research report and the research report of the other proxy advisory firm and determine what vote will be cast. The PVOT will report all proxies voted in this manner to the Proxy Committee on a quarterly basis. Alternatively, the PVOT may seek direction from the Committee on how the proposal shall be voted.
Proxy Voting Report
A report on “Form N-PX” of how the Fund voted any proxies during the most recent 12-month period ended June 30 is available via the SEC’s website at www.sec.gov.
FIAM LLC (“FIAM”)
I.
Introduction
These guidelines are intended to help Fidelity’s customers and the companies in which Fidelity invests understand how Fidelity votes proxies to further the values that have sustained Fidelity for over 75 years. Our core principles sit at the heart of our voting philosophy; putting our customers’ and fund shareholders’ long-term interests first and investing in companies that share our approach to creating value over the long-term guides everything we do. Fidelity generally adheres to these guidelines in voting proxies and our Stewardship Principles serve as the foundation for these guidelines. Our evaluation of proxies reflects information from many sources, including management or shareholders of a company presenting a proposal and proxy voting advisory firms. Fidelity maintains the flexibility to vote individual proxies based on our assessment of each situation.
In evaluating proxies, Fidelity considers factors that are financially material to individual companies and investing funds’ investment objectives and strategies in support of maximizing long-term shareholder value. This includes considering the company’s approach to financial and operational, human, and natural capital and the impact of that approach on the potential future value of the business.

Fidelity will vote on proposals not specifically addressed by these guidelines based on an evaluation of a proposal's likelihood to enhance the long-term economic returns or profitability of the company or to maximize long-term shareholder value. Fidelity will not be influenced by business relationships or outside perspectives that may conflict with the interests of the funds and their shareholders.
II.
Board of Directors and Corporate Governance
Directors of public companies play a critical role in ensuring that a company and its management team serve the interests of its shareholders. Fidelity believes that through proxy voting, it can help ensure accountability of management teams and boards of directors, align management and shareholder interests, and monitor and assess the degree of transparency and disclosure with respect to executive compensation and board actions affecting shareholders’ rights. The following general guidelines are intended to reflect these proxy voting principles.
A. Election of Directors
Fidelity will generally support director nominees in elections where all directors are unopposed (uncontested elections), except where board composition raises concerns, and/or where a director clearly appears to have failed to exercise reasonable judgment or otherwise failed to sufficiently protect the interests of shareholders.
Fidelity will evaluate board composition and generally will oppose the election of certain or all directors if, by way of example:
●The board is not composed of a majority of independent directors.
●The board’s audit, compensation, and nominating/governance committees or their equivalents are not sufficiently independent.
●There is no gender diversity on the board, or if a board of ten or more members has fewer than two gender diverse directors.
●There are no racially or ethnically diverse directors on the board.
●The director is a public company CEO who sits on more than two unaffiliated public company boards.
●The director, other than a CEO, sits on more than five unaffiliated public company boards.
●The director attended fewer than 75% of the total number of meetings of the board and its committees on which the director served during the company's prior fiscal year, absent extenuating circumstances.
While Fidelity generally considers the requirements of the relevant listing standards in determining director, board, and committee independence, we may apply more stringent independence criteria and adapt such criteria for certain foreign markets, taking into consideration listing requirements as well as differing laws, regulation, and/or practices in the relevant market. For example, Fidelity generally will find non-independent:
●Former CEOs.
●Company founders.
●Directors or director family members that were employed as senior executives by the company within the past five years.
Fidelity also may evaluate financial relationships, equity ownership, and voting rights in assessing the independence of director nominees.
In addition, Fidelity will evaluate board actions and generally will oppose the election of certain or all directors if, by way of example:
●The company made a commitment to modify a proposal or practice to conform to these guidelines and failed to act on that commitment.
●For reasons described below under the sections entitled Compensation and Anti-Takeover Provisions and Director Elections.
B. Contested Director Elections
On occasion, directors are forced to compete for election against outside director nominees (contested elections). Fidelity believes that strong management creates long-term shareholder value. As a result, Fidelity generally will vote in support of management of companies in which the funds’ assets are invested. Fidelity will vote its proxy on a case-by-case basis in a contested election, taking into consideration a number of factors, amongst others:
●Management’s track record and strategic plan for enhancing shareholder value;
●The long-term performance of the company compared to its industry peers; and
●The qualifications of the shareholder’s and management’s nominees.
Fidelity will vote for the outcome it believes has the best prospects for maximizing shareholder value over the long-term.
C. Cumulative Voting Rights
Under cumulative voting, each shareholder may exercise the number of votes equal to the number of shares owned multiplied by the number of directors up for election. Shareholders may cast all of their votes for a single nominee (or multiple nominees in varying amounts). With regular (non-cumulative) voting, by contrast, shareholders cannot allocate more than one vote per share to any one director nominee. Fidelity believes that cumulative voting can be detrimental to the overall strength of a board. Generally, therefore, Fidelity will oppose the introduction of, and support the elimination of, cumulative voting rights.
D. Classified Boards
A classified board is one that elects only a percentage of its members each year (usually one-third of directors are elected to serve a three-year term). This means that at each annual meeting only a subset of directors is up for re-election.
Fidelity believes that, in general, classified boards are not as accountable to shareholders as declassified boards. For this and other reasons, Fidelity generally will oppose a board’s adoption of a classified board structure and support declassification of existing boards.
E. Independent Chairperson
In general, Fidelity believes that boards should have a process and criteria for selecting the board chair, and will oppose shareholder proposals calling for, or recommending the appointment of, a non-executive or independent chairperson. If, however, based on particular facts and circumstances, Fidelity believes that appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and promote effective oversight of management by the board of directors, Fidelity will consider voting to support a proposal for an independent chairperson under such circumstances.
F. Majority Voting in Director Elections
In general, Fidelity supports proposals calling for directors to be elected by a majority of votes cast if the proposal permits election by a plurality in the case of contested elections (where, for example, there are more nominees than board seats). Fidelity may oppose a majority voting shareholder proposal where a company’s board has adopted a policy requiring the resignation of an incumbent director who fails to receive the support of a majority of the votes cast in an uncontested election.
G. Proxy Access
Proxy access proposals generally require a company to amend its by-laws to allow a qualifying shareholder or group of shareholders to nominate directors on a company’s proxy ballot. Fidelity believes that certain safeguards as to ownership threshold and duration of ownership are important to assure that proxy access is not misused by those without a significant economic interest in the company or those driven by short term goals. Fidelity will evaluate proxy access proposals on a case-by-case basis, but generally will support proposals that include ownership of at least 3% (5% in the case of small-cap companies) of the company’s shares outstanding for at least three years; limit the number of directors that eligible shareholders may nominate to 20% of the board; and limit to 20 the number of shareholders that may form a nominating group.
H. Indemnification of Directors and Officers

In many instances there are sound reasons to indemnify officers and directors, so that they may perform their duties without the distraction of unwarranted litigation or other legal process. Fidelity generally supports charter and by-law amendments expanding the indemnification of officers or directors, or limiting their liability for breaches of care unless Fidelity is dissatisfied with their performance or the proposal is accompanied by anti-takeover provisions (see
Anti-Takeover Provisions and Shareholders Rights Plans below).
III.
Compensation
Incentive compensation plans can be complicated and many factors are considered when evaluating such plans. Fidelity evaluates such plans based on protecting shareholder interests and our historical knowledge of the company and its management.
A. Equity Compensation Plans
Fidelity encourages the use of reasonably designed equity compensation plans that align the interest of management with those of shareholders by providing officers and employees with incentives to increase long-term shareholder value. Fidelity considers whether such plans are too dilutive to existing shareholders because dilution reduces the voting power or economic interest of existing shareholders as a result of an increase in shares available for distribution to employees in lieu of cash compensation. Fidelity will generally oppose equity compensation plans or amendments to authorize additional shares under such plans if:
●The company grants stock options and equity awards in a given year at a rate higher than a benchmark rate (“burn rate”) considered appropriate by Fidelity and there were no circumstances specific to the company or the compensation plans that leads Fidelity to conclude that the rate of awards is otherwise acceptable.
●The plan includes an evergreen provision, which is a feature that provides for an automatic increase in the shares available for grant under an equity compensation plan on a regular basis.
●The plan provides for the acceleration of vesting of equity compensation even though an actual change in control may not occur.
As to stock option plans, considerations include the following:
●Pricing: We believe that options should be priced at 100% of fair market value on the date they are granted. We generally oppose options priced at a discount to the market, although the price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus.
●Re-pricing: An “out-of-the-money” (or underwater) option has an exercise price that is higher than the current price of the stock. We generally oppose the re-pricing of underwater options because it is not consistent with a policy of offering options as a form of long-term compensation. Fidelity also generally opposes a stock option plan if the board or compensation committee has re-priced options outstanding in the past two years without shareholder approval.
Fidelity generally will support a management proposal to exchange, re-price or tender for cash, outstanding options if the proposed exchange, re-pricing, or tender offer is consistent with the interests of shareholders, taking into account a variety of factors such as:
●Whether the proposal excludes senior management and directors;
●Whether the exchange or re-pricing proposal is value neutral to shareholders based upon an acceptable pricing model;
●The company's relative performance compared to other companies within the relevant industry or industries;
●Economic and other conditions affecting the relevant industry or industries in which the company competes; and
●Any other facts or circumstances relevant to determining whether an exchange or re-pricing proposal is consistent with the interests of shareholders.
B. Employee Stock Purchase Plans
These plans are designed to allow employees to purchase company stock at a discounted price and receive favorable tax treatment when the stock is sold. Fidelity generally will support employee stock purchase plans if the minimum stock purchase price is equal to or greater than 85% (or at least 75% in the case of non-U.S. companies where a lower minimum stock purchase price is equal to the prevailing “best practices” in that market) of the stock's fair market value and the plan constitutes a reasonable effort to encourage broad based participation in the company's stock.
IV.
Advisory Vote on Executive Compensation (Say on Pay) and Frequency of Say on Pay Vote
Current law requires companies to allow shareholders to cast non-binding votes on the compensation for named executive officers, as well as the frequency of such votes. Fidelity generally will support proposals to ratify executive compensation unless the compensation appears misaligned with shareholder interests or is otherwise problematic, taking into account:
●The actions taken by the board or compensation committee in the previous year, including whether the company re-priced or exchanged outstanding stock options without shareholder approval; adopted or extended a golden parachute without shareholder approval; or adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation;
●The alignment of executive compensation and company performance relative to peers; and
●The structure of the compensation program, including factors such as whether incentive plan metrics are appropriate, rigorous and transparent; whether the long-term element of the compensation program is evaluated over at least a three-year period; the sensitivity of pay to below median performance; the amount and nature of non-performance-based compensation; the justification and rationale behind paying discretionary bonuses; the use of stock ownership guidelines and amount of executive stock ownership; and how well elements of compensation are disclosed.
When presented with a frequency of Say on Pay vote, Fidelity generally will support holding an annual advisory vote on Say on Pay.
A. Compensation Committee
Directors serving on the compensation committee of the Board have a special responsibility to ensure that management is appropriately compensated and that compensation, among other things, fairly reflects the performance of the company. Fidelity believes that compensation should align with company performance as measured by key business metrics. Compensation policies should align the interests of executives with those of shareholders. Further, the compensation program should be disclosed in a transparent and timely manner.
Fidelity will oppose the election of directors on the compensation committee if:
●The compensation appears misaligned with shareholder interests or is otherwise problematic and results in concerns with:
●The alignment of executive compensation and company performance relative to peers; and
●The structure of the compensation program, including factors outlined above under the section entitled Advisory Vote on Executive Compensation (Say on Pay) and Frequency of Say on Pay Vote.
●The company has not adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation.
●Within the last year, and without shareholder approval, a company's board of directors or compensation committee has either:
●Re-priced outstanding options, exchanged outstanding options for equity, or tendered cash for outstanding options; or
●Adopted or extended a golden parachute.
B. Executive Severance Agreements
Executive severance compensation and benefit arrangements resulting from a termination following a change in control are known as “golden parachutes.” Fidelity generally will oppose proposals to ratify golden parachutes where the arrangement includes an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.

V.
Natural and Human Capital Issues
As part of our efforts to maximize long-term shareholder value, we incorporate consideration of human and natural capital issues into our evaluation of a company if our research has demonstrated an issue is financially material to that company and the investing funds’ investment objectives and strategies.
Fidelity generally considers management’s recommendation and current practice when voting on shareholder proposals concerning human and natural capital issues because it generally believes that management and the board are in the best position to determine how to address these matters. Fidelity, however, also believes that transparency is critical to sound corporate governance. Fidelity evaluates shareholder proposals concerning natural and human capital topics. To engage and vote more effectively on the growing number of submitted proposals on these topics, we developed a four-point decision-making framework. In general, Fidelity will more likely support proposals that:
●Address a topic that our research has identified as financially material;
●Provide disclosure of new or additional information to investors without being overly prescriptive;
●Provide valuable information to the business or investors by improving the landscape of investment-decision relevant information or contributing to our understanding of a company’s processes and governance of the topic in question; and
●Are realistic or practical for the company to comply with.
VI.
Anti-Takeover Provisions and Shareholders RightsPlans
Fidelity generally will oppose a proposal to adopt an anti-takeover provision. Anti-takeover provisions include:
●classified boards;
●“blank check” preferred stock (whose terms and conditions may be expressly determined by the company’s board, for example, with differential voting rights);
●golden parachutes;
●supermajority provisions (that require a large majority (generally between 67- 90%) of shareholders to approve corporate changes as compared to a majority provision that simply requires more than 50% of shareholders to approve those changes);
●poison pills;
●provisions restricting the right to call special meetings;
●provisions restricting the right of shareholders to set board size; and
●any other provision that eliminates or limits shareholder rights.
A. Shareholders Rights Plans (“poison pills”)
Poison pills allow shareholders opposed to a takeover offer to purchase stock at discounted prices under certain circumstances and effectively give boards veto power over any takeover offer. While there are advantages and disadvantages to poison pills, they can be detrimental to the creation of shareholder value and can help entrench management by deterring acquisition offers not favored by the board, but that may, in fact, be beneficial to shareholders.
Fidelity generally will support a proposal to adopt or extend a poison pill if the proposal:
●Includes a condition in the charter or plan that specifies an expiration date (sunset provision) of no greater than five years;
●Is integral to a business strategy that is expected to result in greater value for the shareholders;
●Requires shareholder approval to be reinstated upon expiration or if amended;
●Contains a mechanism to allow shareholders to consider a bona fide takeover offer for all outstanding shares without triggering the poison pill; and
●Allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities, where permissible.
Fidelity generally also will support a proposal that is crafted only for the purpose of protecting a specific tax benefit if it also believes the proposal is likely to enhance long-term economic returns or maximize long-term shareholder value.
B. Shareholder Ability to Call a Special Meeting

Fidelity generally will support shareholder proposals regarding shareholders' right to call special meetings if the threshold required to call the special meeting is no less than 25% of the outstanding stock.
C. Shareholder Ability to Act by Written Consent
Fidelity generally will support proposals regarding shareholders' right to act by written consent if the proposals include appropriate mechanisms for implementation. This means that proposals must include record date requests from at least 25% of the outstanding stockholders and consents must be solicited from all shareholders.
D. Supermajority Shareholder Vote Requirement
Fidelity generally will support proposals regarding supermajority provisions if Fidelity believes that the provisions protect minority shareholder interests in companies where there is a substantial or dominant shareholder.
VII.
Anti-Takeover Provisions and Director Elections
Fidelity will oppose the election of all directors or directors on responsible committees if the board adopted or extended an anti-takeover provision without shareholder approval.
Fidelity will consider supporting the election of directors with respect to poison pills if:
●All of the poison pill’s features outlined under the Anti-Takeover Provisions and Shareholders Rights section above are met when a poison pill is adopted or extended.
●A board is willing to consider seeking shareholder ratification of, or adding the features outlined under the Anti-Takeover Provisions and Shareholders Rights Plans section above to, an existing poison pill. If, however, the company does not take appropriate action prior to the next annual shareholder meeting, Fidelity will oppose the election of all directors at that meeting.
●It determines that the poison pill was narrowly tailored to protect a specific tax benefit, and subject to an evaluation of its likelihood to enhance long-term economic returns or maximize long-term shareholder value.
VIII.Capital Structure and Incorporation
These guidelines are designed to protect shareholders’ value in the companies in which the Fidelity funds invest. To the extent a company’s management is committed and incentivized to maximize shareholder value, Fidelity generally votes in favor of management proposals; Fidelity may vote contrary to management where a proposal is overly dilutive to shareholders and/or compromises shareholder value or other interests. The guidelines that follow are meant to protect shareholders in these respects.
A. Increases in Common Stock
Fidelity may support reasonable increases in authorized shares for a specific purpose (a stock split or re-capitalization, for example). Fidelity generally will oppose a provision to increase a company's authorized common stock if such increase will result in a total number of authorized shares greater than three times the current number of outstanding and scheduled to be issued shares, including stock options.
In the case of real estate investment trusts (REITs), however, Fidelity will oppose a provision to increase the REIT’s authorized common stock if the increase will result in a total number of authorized shares greater than five times the current number of outstanding and scheduled to be issued shares.
B. Multi-Class Share Structures
Fidelity generally will support proposals to recapitalize multi-class share structures into structures that provide equal voting rights for all shareholders, and generally will oppose proposals to introduce or increase classes of stock with differential voting rights. However, Fidelity will evaluate all such proposals in the context of their likelihood to enhance long-term economic returns or maximize long-term shareholder value.

C. Incorporation or Reincorporation in another State or Country
Fidelity generally will support management proposals calling for, or recommending that, a company reincorporate in another state or country if, on balance, the economic and corporate governance factors in the proposed jurisdiction appear reasonably likely to be better aligned with shareholder interests, taking into account the corporate laws of the current and proposed jurisdictions and any changes to the company's current and proposed governing documents. Fidelity will consider supporting these shareholder proposals in limited cases if, based upon particular facts and circumstances, remaining incorporated in the current jurisdiction appears misaligned with shareholder interests.
IX.
Shares of Fidelity Funds or other non-Fidelity Funds
When a Fidelity fund invests in an underlying Fidelity fund with public shareholders or a non-Fidelity investment company or business development company, Fidelity will generally vote in the same proportion as all other voting shareholders of the underlying fund (this is known as “echo voting”). Fidelity may not vote if “echo voting” is not operationally practical or not permitted under applicable laws and regulations. For Fidelity fund investments in a Fidelity Series Fund, Fidelity generally will vote in a manner consistent with the recommendation of the Fidelity Series Fund’s Board of Trustees on all proposals, except where not permitted under applicable laws and regulations.
X.
Foreign Markets
Many Fidelity funds invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S. securities, Fidelity generally will evaluate proposals under these guidelines and where applicable and feasible, take into consideration differing laws, regulations and practices in the relevant foreign market in determining how to vote shares.
In certain non-U.S. jurisdictions, shareholders voting shares of a company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because these trading restrictions can hinder portfolio management and could result in a loss of liquidity for a fund, Fidelity generally will not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, Fidelity generally will not vote proxies in order to safeguard fund holdings information.
XI.
Securities on Loan
Securities on loan as of a record date cannot be voted. In certain circumstances, Fidelity may recall a security on loan before record date (for example, in a particular contested director election or a noteworthy merger or acquisition). Generally, however, securities out on loan remain on loan and are not voted because, for example, the income a fund derives from the loan outweighs the benefit the fund receives from voting the security. In addition, Fidelity may not be able to recall and vote loaned securities if Fidelity is unaware of relevant information before record date, or is otherwise unable to timely recall securities on loan.
XII.
Compliance with Legal Obligations and Avoiding Conflicts of Interest
Voting of shares is conducted in a manner consistent with Fidelity’s fiduciary obligations to the funds and all applicable laws and regulations. In other words, Fidelity votes in a manner consistent with these guidelines and in the best interests of the funds and their shareholders, and without regard to any other Fidelity companies' business relationships.
Fidelity takes its responsibility to vote shares in the best interests of the funds seriously and has implemented policies and procedures to address actual and potential conflicts of interest.

XIII.Conclusion
Since its founding more than 75 years ago, Fidelity has been driven by two fundamental values: 1) putting the long-term interests of our customers and fund shareholders first; and 2) investing in companies that share our approach to creating value over the long-term. With these fundamental principles as guideposts, the funds are managed to provide the greatest possible return to shareholders consistent with governing laws and the investment guidelines and objectives of each fund.
Fidelity believes that there is a strong correlation between sound corporate governance and enhancing shareholder value. Fidelity, through the implementation of these guidelines, puts this belief into action through consistent engagement with portfolio companies on matters contained in these guidelines, and, ultimately, through the exercise of voting rights by the funds.
INVESCO ADVISERS, INC.
I.
Introduction
Invesco Ltd. and its wholly owned investment adviser subsidiaries (collectively, “Invesco”, the “Company”, “our” or “we”) have adopted and implemented this Policy Statement on Global Corporate Governance and Proxy Voting (“Global Proxy Voting Policy” or “Policy”), which we believe describes policies and procedures reasonably designed to ensure proxy voting matters are conducted in the best interests of our clients.
A.Our Approach to Proxy Voting
Invesco understands proxy voting is an integral aspect of the investment management services it provides to clients. As an investment adviser, Invesco has a fiduciary duty to act in the best interests of our clients. Where Invesco has been delegated the authority to vote proxies with respect to securities held in client portfolios, we exercise such authority in the manner we believe best serves the interests of our clients and their investment objectives. We recognize that proxy voting is an important tool that enables us to drive shareholder value.
A summary of our global operational procedures and governance structure is included in Part II of this Policy. Invesco’s good governance principles, which are included in Part III of this Policy, and our internal proxy voting guidelines are both principles and rules and cover topics that typically appear on voting ballots. Invesco’s portfolio management teams retain ultimate authority to vote proxies. Given the complexity of proxy issues across our clients’ holdings globally, our investment teams consider many factors when determining how to cast votes. We seek to evaluate and make voting decisions that favor proxy proposals and governance practices that, in our view, promote long-term shareholder value.
B.Applicability of Policy
Invesco’s portfolio management teams vote proxies on behalf of Invesco-sponsored funds and both fund and non-fund advisory clients that have explicitly granted Invesco authority in writing to vote proxies on their behalf. In the case of institutional or sub-advised clients, Invesco will vote the proxies in accordance with this Policy unless the client agreement specifies that the client retains the right to vote or has designated a named fiduciary to direct voting. This Policy is implemented by all entities listed in Exhibit A, except as noted below. Due to regional or asset class-specific considerations, certain entities may have local proxy voting guidelines or policies and procedures that differ from this Policy. In the event local policies and this Policy differ, the local policy will apply. These entities subject to local policies are listed in Exhibit A and include: Invesco Asset Management (Japan) Limited, Invesco Asset Management (India) Pvt. Ltd, Invesco Taiwan Limited, Invesco Real Estate Management S.à r.l. and Invesco Capital Markets, Inc. for Invesco Unit Investment Trusts.
Where our passively managed strategies and certain other client accounts managed in accordance with fixed income, money market and index strategies (including exchange-traded funds) (referred to as “passively managed accounts”) hold the same investments as our actively managed equity funds, voting decisions with respect to those accounts generally follow the voting decisions made by the largest active holder of the equity shares. Invesco refers to this approach as “Majority Voting”. This process of Majority Voting seeks to ensure that our passively managed accounts benefit from the engagement and deep dialogue of our active investment teams, which Invesco believes benefits shareholders in passively managed accounts. Invesco will generally apply the majority holder’s vote instruction to these passively managed accounts. Where securities are held only in passively managed accounts and not owned in our actively managed accounts, the proxy will be generally voted in line with this Policy and internal proxy voting guidelines. Notwithstanding the above, portfolio management teams of our passively managed accounts retain full discretion over proxy voting decisions and may determine it appropriate to individually evaluate a specific proxy proposal or retain full discretion to override Majority Voting and vote the shares as they determine to be in the best interest of those accounts, absent certain types of conflicts of interest, which are discussed elsewhere in this Policy. To the extent our portfolio management teams believe a specific proxy proposal requires enhanced analysis or if it is not covered by this Policy or internal guidelines, our portfolio management teams will evaluate such proposal and execute the voting decision.
II.
Global Proxy Voting Operational Procedures
Invesco’s global proxy voting operational procedures (the “Procedures”) are in place to implement the provisions of this Policy. Invesco aims to vote all proxies for which it has voting authority in accordance with this Policy, as implemented by the Procedures outlined in this Section II. It is the responsibility of Invesco’s Proxy Voting and Governance team to maintain and facilitate the review of the Procedures annually.
A.Oversight and Governance
Oversight of the proxy voting process is provided by the Proxy Voting and Governance team and the Global Invesco Proxy Advisory Committee (“Global IPAC”). For some clients, third parties (e.g., U.S. fund boards) and internal sub-committees also provide oversight of the proxy voting process.
Guided by its philosophy that investment teams should manage proxy voting, Invesco has created the Global IPAC. The Global IPAC is an investments-driven committee comprised of representatives from various investment management teams globally and Invesco’s Global Head of ESG and is chaired by its Director of Proxy Voting and Governance. Representatives from Invesco’s Legal, Compliance, Risk and Government Affairs departments may also participate in Global IPAC meetings. The Global IPAC provides a forum for investment teams, in accordance with this Policy, to:
●monitor, understand and discuss key proxy issues and voting trends within the Invesco complex;
●assist Invesco in meeting regulatory obligations;
●review votes not aligned with our good governance principles; and
●consider conflicts of interest in the proxy voting process.
In fulfilling its responsibilities, the Global IPAC meets as necessary, but no less than semi-annually, and has the following responsibilities and functions: (i) acts as a key liaison between the Proxy Voting and Governance team and portfolio management teams to ensure compliance with this Policy; (ii) provides insight on market trends as it relates to stewardship practices; (iii) monitors proxy votes that present potential conflicts of interest; and (iv) reviews and provides input, at least annually, on this Policy and related internal procedures and recommends any changes to this Policy based on, but not limited to, Invesco’s experience, evolving industry practices, or developments in applicable laws or regulations. In addition, when necessary, the Global IPAC Conflict of Interest Sub-committee makes voting decisions on proxies that require an override of this Policy due to an actual or perceived conflict of interest. The Global IPAC reviews Global IPAC Conflict of Interest Sub-committee voting decisions.
B.The Proxy Voting Process
At Invesco, investment teams execute voting decisions through our proprietary voting platform and are supported by the Proxy Voting and Governance team and a dedicated technology team. Invesco’s proprietary voting platform streamlines the proxy voting process by providing our global investment teams with direct access to proxy meeting materials including ballots, Invesco’s internal proxy voting guidelines and recommendations, as well as proxy research and vote recommendations issued by Proxy Service Providers (as such term is defined in Part C below). Votes executed on Invesco’s proprietary voting platform are transmitted to our proxy voting agent electronically and are then delivered to the respective designee for tabulation.
Invesco’s Proxy Voting and Governance team monitors whether we have received proxy ballots for shareholder meetings in which we are entitled to vote. This involves coordination among various parties in the proxy voting ecosystem, including, but not limited to, our proxy voting agent, custodians and ballot distributors. If necessary, we may choose to escalate a matter in accordance with our internal procedures to facilitate our ability to exercise our right to vote.

Our proprietary systems facilitate internal control and oversight of the voting process. To facilitate the casting of votes in an efficient manner, Invesco may choose to pre-populate and leverage the capabilities of these proprietary systems to automatically submit votes based on its internal proxy voting guidelines and in circumstances where Majority Voting, share blocking (as defined in Part E below) or proportional voting applies. If necessary, votes may be cast by Invesco or via the Proxy Service Providers Web platform at our direction.
C.Retention and Oversight of Proxy Service Providers
Invesco has retained two independent third party proxy voting service providers to provide proxy support globally: Institutional Shareholder Services Inc. (“ISS”) and Glass Lewis (“GL”). In addition to ISS and GL, Invesco may retain certain local proxy service providers to access regionally specific research (such local proxy service providers, collectively with ISS and GL, “Proxy Service Providers”). The services may include one or more of the following: providing a comprehensive analysis of each voting item and interpretations of each voting item based on Invesco’s internally developed proxy voting guidelines; and providing assistance with the administration of the proxy process and certain proxy voting-related functions, including, but not limited to, operational, reporting and recordkeeping services.
While Invesco may take into consideration the information and recommendations provided by the Proxy Service Providers, including based upon Invesco’s internal proxy voting guidelines and recommendations provided to such Proxy Service Providers, Invesco’s portfolio management teams retain full and independent discretion with respect to proxy voting decisions.
Updates to previously issued proxy research reports and recommendations may be provided to incorporate newly available information or additional disclosure provided by an issuer regarding a matter to be voted on, or to correct factual errors that may result in the issuance of revised proxy vote recommendations. Invesco’s Proxy Voting and Governance team periodically monitors for these research alerts issued by Proxy Service Providers that are shared with our portfolio management teams.
Invesco performs extensive initial and ongoing due diligence on the Proxy Service Providers it engages globally. Invesco conducts annual due diligence meetings as part of its ongoing due diligence. The topics included in these annual due diligence meetings include material changes in service levels, leadership and control, conflicts of interest, methodologies for formulating vote recommendations, operations, and research personnel, among other topics. In addition, Invesco monitors and communicates with the Proxy Service Providers throughout the year and monitors their compliance with Invesco’s performance and policy standards.
As part of our annual policy development process, Invesco may engage with other external proxy and governance experts to understand market trends and developments. These meetings provide Invesco with an opportunity to assess the Proxy Service Providers’ capabilities, conflicts of interest and service levels, as well as provide investment professionals with direct insight into the Proxy Service Providers’ stances on key corporate governance and proxy topics and their policy framework/methodologies.
Invesco completes a review of the System and Organizational Controls (“SOC”) Reports for Proxy Service Providers to confirm the related controls were in place and to provide reasonable assurance that the related controls operated effectively.
D. Disclosures and Recordkeeping
Unless otherwise required by local or regional requirements, Invesco maintains voting records for at least seven (7) years. Invesco makes available its proxy voting records publicly available in compliance with regulatory requirements and industry best practices in the regions below:
●In accordance with the U.S. Securities and Exchange Commission (“SEC”) regulations, Invesco will file a record of all proxy voting activity for the prior 12 months ending June 30th for each U.S. registered fund. In addition, Invesco, as an institutional manager that is required to file Form 13F, will file a record of its votes on certain executive compensation (“say on pay”) matters. The proxy voting filings will generally be made on or before August 31st of each year and are available on the SEC’s website at www.sec.gov. In addition, each year, Invesco mutual funds’ and closed-end funds’ Form N-PX the proxy voting records are made available on Invesco’s website here. The Invesco ETFs’ Form N-PX proxy voting records are available at no charge upon request by calling 1-800-983-0903 or by writing to the Invesco ETFs at 3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515.

●To the extent applicable, the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”), including Department of Labor regulations and guidance thereunder, provide that the named fiduciary generally should be able to review not only the investment adviser's voting procedure with respect to plan-owned stock, but also the actions taken in individual proxy voting situations. In the case of institutional and sub-advised clients, clients may contact their client service representative to request information about how Invesco voted proxies on their behalf. Absent specific contractual guidelines, such requests may be made on a semi-annual basis.
●In the UK and Europe, Invesco publicly discloses our proxy votes monthly in compliance with the UK Stewardship Code and for the European Shareholder Rights Directive annually here.
●In Canada, Invesco publicly discloses our annual proxy votes each year here by August 31st, covering the 12-month period ending June 30th in compliance with the National Instrument 81-106 Investment Fund Continuous Disclosure.
●In Japan, Invesco publicly discloses our proxy votes annually in compliance with the Japan Stewardship Code here.
●In India, Invesco publicly discloses our proxy votes quarterly here in compliance with The Securities and Exchange Board of India (“SEBI”) Circular on stewardship code for all Mutual Funds and all categories of Alternative Investment Funds in relation to their investment in listed equities. SEBI has implemented principles on voting for Mutual Funds through circulars dated March 15, 2010, March 24, 2014 and March 5, 2021, which prescribed detailed mandatory requirements for Mutual Funds in India to disclose their voting policies and actual voting by Mutual Funds on different resolutions of investee companies.
●In Hong Kong, Invesco Hong Kong Limited will provide proxy voting records upon request in compliance with the Securities and Futures Commission Principles of Responsible Ownership.
●In Taiwan, Invesco publicly discloses our proxy voting policy and proxy votes annually in compliance with Taiwan’s Stewardship Principles for Institutional Investors here.
●In Australia, Invesco publicly discloses a summary of its proxy voting record annually here.
●In Singapore, Invesco Asset Management Singapore Ltd. will provide proxy voting records upon request in compliance with the Singapore Stewardship Principles for Responsible Investors.
Invesco may engage Proxy Service Providers to make available or maintain certain required proxy voting records in accordance with the above stated applicable regulations. Separately managed account clients that have authorized Invesco to vote proxies on their behalf will receive proxy voting information with respect to those accounts upon request. Certain other clients may obtain information about how we voted proxies on their behalf by contacting their client service representative or advisor. Invesco does not publicly disclose voting intentions in advance of shareholder meetings.
E.Market and Operational Limitations
In the great majority of instances, Invesco will vote proxies. However, in certain circumstances, Invesco may refrain from voting where the economic or other opportunity costs of voting exceed any benefit to clients. Moreover, ERISA fiduciaries, in voting proxies or exercising other shareholder rights, must not subordinate the economic interests of plan participants and beneficiaries to unrelated objectives. These matters are left to the discretion of the relevant portfolio manager. Such circumstances could include, for example:
●Certain countries impose temporary trading restrictions, a practice known as “share blocking”. This means that once the shares have been voted, the shareholder does not have the ability to sell the shares for a certain period of time, usually until the day after the conclusion of the shareholder meeting. Invesco generally refrains from voting proxies at companies where share blocking applies. In some instances, Invesco may determine that the benefit to the client(s) of voting a specific proxy outweighs the client’s temporary inability to sell the shares.
●Some companies require a representative to attend shareholder meetings in person to vote a proxy, or submit additional documentation or the disclosure of beneficial owner details to vote. Invesco may determine that the costs of sending a representative or submitting additional documentation or disclosures outweigh the benefit of voting a particular proxy.
●Invesco may not receive proxy materials from the relevant fund or client custodian with sufficient time and information to make an informed independent voting decision.
●Invesco held shares on the record date but has sold them prior to the meeting date.
In some non-U.S. jurisdictions, although Invesco uses reasonable efforts to vote a proxy, proxies may not be accepted or may be rejected due to changes in the agenda for a shareholder meeting for which Invesco does not have sufficient notice, due to a proxy voting service not being offered by the custodian in the local market or due to operational issues experienced by third parties involved in the process or by an issuer or sub-custodian. In addition, despite the best efforts of Invesco and its proxy voting agent, there may be instances where our votes may not be received or properly tabulated by an issuer or the issuer’s agent. Invesco will generally endeavor to vote and maintain any paper ballots received provided they are delivered in a timely manner ahead of the vote deadline.
F.Securities Lending
Invesco’s funds may participate in a securities lending program. In circumstances where funds’ shares are on loan, the voting rights of those shares are transferred to the borrower. If the security in question is on loan as part of a securities lending program, Invesco may determine that the vote is material to the investment and therefore, the benefit to the client of voting a particular proxy outweighs the economic benefits of securities lending. In those instances, Invesco may determine to recall securities that are on loan prior to the meeting record date, so that we will be entitled to vote those shares. For example, for certain actively managed funds, the lending agent has standing instructions to systematically recall all securities on loan for Invesco to vote the proxies on those previously loaned shares. There may be instances where Invesco may be unable to recall shares or may choose not to recall shares. Such circumstances may include instances when Invesco does not receive timely notice of the meeting, or when Invesco deems the opportunity for a fund to generate securities lending revenue outweighs the benefits of voting at a specific meeting.
The relevant portfolio manager will make these determinations.
G.Conflicts of Interest
There may be occasions where voting proxies may present a perceived or actual conflict of interest between Invesco, as investment adviser, and one or more of Invesco’s clients or vendors.
Firm-Level Conflicts of Interest
A conflict of interest may exist if Invesco has a material business relationship with either the company soliciting a proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Such relationships may include, among others, a client relationship, serving as a vendor whose products / services are material or significant to Invesco, serving as a distributor of Invesco’s products, or serving as a significant research provider or broker to Invesco.
Invesco identifies potential conflicts of interest based on a variety of factors, including but not limited to the materiality of the relationship between the issuer or its affiliates to Invesco.
Material firm-level conflicts of interests are identified by individuals and groups within Invesco globally based on criteria established by the Proxy Voting and Governance team. These criteria are monitored and updated periodically by the Proxy Voting and Governance team so up-to-date information is available when conducting conflicts checks. Operating procedures and associated governance are designed to seek to ensure conflicts of interest are appropriately considered ahead of voting proxies. The Global IPAC Conflict of Interest Sub-committee maintains oversight of the process. Companies identified as conflicted will be voted in line with the principles below as implemented by Invesco’s internal proxy voting guidelines. To the extent a portfolio manager disagrees with the Policy, our processes and procedures seek to ensure that justifications and rationales are fully documented and presented to the Global IPAC Conflict of Interest Sub-committee for approval by a majority vote.
As an additional safeguard, persons from Invesco’s marketing, distribution and other customer-facing functions may not serve on the Global IPAC. For the avoidance of doubt, Invesco may not consider Invesco Ltd.’s pecuniary interest when voting proxies on behalf of clients. To avoid any appearance of a conflict of interest, Invesco will not vote proxies issued by Invesco Ltd. that are held in client accounts.
Personal Conflicts of Interest
A conflict also may exist where an Invesco employee has a known personal or business relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships. Under Invesco’s Global Code of Conduct, Invesco entities and individuals must act in the best interests of clients and must avoid any situation that gives rise to an actual or perceived conflict of interest.

All Invesco personnel with proxy voting responsibilities are required to report any known personal or business conflicts of interest regarding proxy issues with which they are involved. In such instances, the individual(s) with the conflict will be excluded from the decision-making process relating to such issues.
Voting Funds of Funds
There may be conflicts that arise from Invesco voting on matters when shares of Invesco-sponsored funds are held by other Invesco funds or entities. The scenarios below set out how Invesco votes in these instances:
●When required by law or regulation, shares of an Invesco fund held by other Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund. If such proportional voting is not operationally possible, Invesco will not vote the shares.
●When required by law or regulation, shares of an unaffiliated registered fund held by one or more Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund. If such proportional voting is not operationally possible, Invesco will not vote the shares.
●For U.S. funds of funds where proportional voting is not required by law or regulation, shares of Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund. If such proportional voting is not operationally possible, Invesco will vote in line with our internally developed voting guidelines
●Non-U.S. funds of funds will not be voted proportionally. The applicable entity Invesco will vote in line with its local policies, as indicated in Exhibit A. If no local policies exist, Invesco will vote non-U.S. funds of funds in line with the firm level conflicts of interest process described above.
●Where client accounts are invested directly in shares issued by Invesco affiliates and Invesco has proxy voting authority, shares will be voted proportionally in line with non-affiliated holders. If proportional voting is not possible, the shares will be voted in line with a Proxy Service Provider’s recommendation.
●Unless it decides to solicit investor instructions, Invesco shall not vote the shares of an Invesco fund held by a fund managed by Invesco Canada Ltd.
H.Review of Policy
It is the responsibility of the Global IPAC to review this Policy and the internal proxy voting guidelines annually to consider whether any changes are warranted. This annual review seeks to ensure this Policy and the internal proxy voting guidelines remain consistent with clients’ best interests, regulatory requirements, local market standards and best practices. Further, this Policy and our internal proxy voting guidelines are reviewed at least annually by various departments within Invesco to ensure that they remain consistent with Invesco’s views on best practice in corporate governance and long-term investment stewardship.
III.
Our Good Governance Principles
Invesco’s good governance principles outline our views on best practice in corporate governance and long-term investment stewardship. These principles have been developed by our global investment teams in collaboration with the Proxy Voting and Governance team and various departments internally. The broad philosophy and guiding principles in this section inform our approach to long-term investment stewardship and proxy voting. The principles and positions reflected in this Policy are designed to guide Invesco’s investment professionals in voting proxies; they are not intended to be exhaustive or prescriptive.
Our portfolio management teams retain full discretion on vote execution in the context of our good governance principles and internal proxy voting guidelines, except where otherwise specified in this Policy. The final voting decisions may consider the unique circumstances affecting companies, regional best practices and any dialogue we have had with company management. As a result, different portfolio management teams may vote differently on particular proxy votes for the same company. To the extent portfolio management teams choose to vote a proxy in a way that is not aligned with the principles below, such manager’s rationales are fully documented.
When evaluating proxy issues and determining how to cast our votes, Invesco’s portfolio management teams may engage with companies in advance of shareholder meetings, and throughout the year. These meetings can be joint efforts between our global investment professionals.

The following guiding principles apply to proxy voting with respect to operating companies. We apply a separate approach to open-end and closed-end investment companies and unit investment trusts. Where appropriate, these guidelines may be supplemented by additional internal guidance that considers regional variations in best practices, company disclosure and region-specific voting items. Invesco may vote on proposals not specifically addressed by these principles based on an evaluation of a proposal’s likelihood to enhance long-term shareholder value.
Our good governance principles are divided into six key themes that Invesco endorses:
A.Transparency
We expect companies to provide accurate, timely and complete information that enables investors to make informed investment decisions and effectively carry out their stewardship activities. Invesco supports the highest standards in corporate transparency, and believes that these disclosures should be made available ahead of the voting deadlines for an annual general meeting or special meeting to allow for timely review and decision-making.
Financial reporting: Company accounts and reporting must accurately reflect the underlying economic position of a company. Arrangements that may constitute an actual or perceived conflict with this objective should be avoided.
●We will generally support proposals to accept the annual financial statements, statutory accounts and similar proposals unless these reports are not presented in a timely manner or significant issues are identified regarding the integrity of these disclosures.
●We will generally vote against the incumbent audit committee chair, or nearest equivalent, where the non-audit fees paid to the independent auditor exceed audit fees for two consecutive years or other problematic accounting practices are identified such as fraud, misapplication of audit standards or persistent material weaknesses/deficiencies in internal controls over financial reporting.
●We will generally not support the ratification of the independent auditor and/or ratification of their fees payable if non-audit fees exceed audit and audit related fees or there are significant auditing controversies or questions regarding the independence of the external auditor. We will consider an auditor’s length of service as a company’s independent auditor in applying this policy.
B.Accountability
Robust shareholder rights and strong board oversight help ensure that management adhere to the highest standards of ethical conduct, are held to account for poor performance and responsibly deliver value creation for stakeholders over the long-term. We therefore encourage companies to adopt governance features that ensure board and management accountability. In particular, we consider the following as key mechanisms for enhancing accountability to investors:
One share one vote: Voting rights are an important tool for investors to hold boards and management teams accountable. Unequal voting rights may limit the ability of investors to exercise their stewardship obligations.
●We generally do not support proposals that establish or perpetuate dual classes of voting shares, double voting rights or other means of differentiated voting or disproportionate board nomination rights.
●We generally support proposals to decommission differentiated voting rights.
●Where unequal voting rights are established, we expect these to be accompanied by reasonable safeguards to protect minority shareholders’ interests.
Anti-takeover devices: Mechanisms designed to prevent or unduly delay takeover attempts may unduly limit the accountability of boards and management teams to shareholders.
●We generally will not support proposals to adopt antitakeover devices such as poison pills. Exceptions may be warranted at entities without significant operations and to preserve the value of net operating losses carried forward or where the applicability of the pill is limited in scope and duration.
●In addition, we will generally not support capital authorizations or amendments to corporate articles or bylaws at operating companies that may be utilized for antitakeover purposes, for example, the authorization of classes of shares of preferred stock with unspecified voting, dividend, conversion or other rights (“blank check” authorizations).

Shareholder rights: We support the rights of shareholders to hold boards and management teams accountable for company performance. We generally support best practice aligned proposals to enhance shareholder rights, including but not limited to the following:
●Adoption of proxy access rights
●Rights to call special meetings
●Rights to act by written consent
●Reduce supermajority vote requirements
●Remove antitakeover provisions
●Requirement that directors are elected by a majority vote
In addition, we oppose practices that limit shareholders’ ability to express their views at a general meeting such as bundling unrelated proposals or several significant article or bylaw amendments into a single voting item. We will generally vote against these proposals unless we are satisfied that all the underlying components are aligned with our views on best practice. We may make exceptions to this policy for non-operating companies (e.g., open-end and closed-end investment companies).
Director Indemnification: Invesco recognizes that individuals may be reluctant to serve as corporate directors if they are personally liable for all related lawsuits and legal costs. As a result, reasonable limitations on directors’ liability can benefit a company and its shareholders by helping to attract and retain qualified directors while preserving recourse for shareholders in the event of misconduct by directors. Accordingly, unless there is insufficient information to make a decision about the nature of the proposal, Invesco will generally support proposals to limit directors’ liability and provide indemnification and/or exculpation, provided that the arrangements are reasonably limited in scope to directors acting in good faith and, in relation to criminal matters, limited in scope to directors having reasonable grounds for believing the conduct was lawful.
Responsiveness: Boards should respond to investor concerns in a timely fashion, including reasonable requests to engage with company representatives regarding such concerns, and address matters that receive significant voting dissent at general meetings of shareholders.
●We will generally vote against the incumbent chair of the governance committee, or nearest equivalent, in cases where the board has not adequately responded to items receiving significant voting opposition from shareholders at an annual or extraordinary general meeting.
●We will generally vote against the incumbent chair of the governance committee, or nearest equivalent, where the board has not adequately responded to a shareholder proposal which has received significant support from shareholders.
●We will generally vote against the incumbent chair of the compensation committee, or nearest equivalent, if there are significant ongoing concerns with a company’s compensation practices that have not been addressed by the committee or egregious concerns with the company’s compensation practices for two consecutive years.
●We will generally vote against the incumbent compensation committee chair, or nearest equivalent, where there are ongoing concerns with a company’s compensation practices and there is no opportunity to express dissatisfaction by voting against an advisory vote on executive compensation, remuneration report (or policy) or nearest equivalent.
●Where a company has not adequately responded to engagement requests from Invesco or satisfactorily addressed issues of concern, we may oppose director nominations, including, but not limited to, nominations for the lead independent director and/or committee chairs.
Virtual shareholder meetings: Companies should hold their annual or special shareholder meetings in a manner that best serves the needs of its shareholders and the company. Shareholders should have an opportunity to participate in such meetings. Shareholder meetings provide an important mechanism by which shareholders provide feedback or raise concerns without undue censorship and hear from the board and management.
●We will generally support management proposals seeking to allow for the convening of hybrid shareholder meetings (allowing shareholders the option to attend and participate either in person or through a virtual platform).
●Management or shareholder proposals that seek to authorize the company to hold virtual-only meetings (held entirely through virtual platform with no corresponding in-person physical meeting) will be assessed on a case-by-case basis. Companies have a responsibility to provide strong justification and establish safeguards to preserve comparable rights and opportunities for shareholders to participate virtually as they would have during an in-person meeting. Invesco will consider, among other things, a company’s practices, jurisdiction and disclosure, including the items set forth below:
●meeting procedures and requirements are disclosed in advance of a meeting detailing the rationale for eliminating the in-person meeting;

●clear and comprehensive description of which shareholders are qualified to participate, how shareholders can join the virtual-only meeting, how and when shareholders submit and ask questions either in advance of or during the meeting;
●disclosure regarding procedures for questions received during the meeting, but not answered due to time or other restrictions; and
●description of how shareholder rights will be protected in a virtual-only meeting format including the ability to vote shares during the time the polls are open.
C.Board Composition and Effectiveness
Director election process: Board members should generally stand for election annually and individually.
●We will generally support proposals requesting that directors stand for election annually.
●We will generally vote against the incumbent governance committee chair or nearest equivalent, if a company has a classified board structure that is not being phased out. We may make exceptions to this policy for non-operating companies (e.g., open-end and closed-end investment companies) or in regions where market practice is for directors to stand for election on a staggered basis.
●When a board is presented for election as a slate (e.g., shareholders are unable to vote against individual nominees and must vote for or against the entire nominated slate of directors) and this approach is not aligned with local market practice, we will generally vote against the slate in cases where we otherwise would vote against an individual nominee.
●Where market practice is to elect directors as a slate we will generally support the nominated slate unless there are governance concerns with several of the individuals included on the slate or we have broad concerns with the composition of the board such as a lack independence.
Board size: We will generally defer to the board with respect to determining the optimal number of board members given the size of the company and complexity of the business, provided that the proposed board size is sufficiently large to represent shareholder interests and sufficiently limited to remain effective.
Board assessment and succession planning: When evaluating board effectiveness, Invesco considers whether periodic performance reviews and skills assessments are conducted to ensure the board represents the interests of shareholders. In addition, boards should have a robust succession plan in place for key management and board personnel.
Definition of independence: Invesco considers local market definitions of director independence but applies a proprietary standard for assessing director independence considering a director’s status as a current or former employee of the business, any commercial or consulting relationships with the company, the level of shares beneficially owned or represented and familial relationships, among others.
Board and committee independence: The board of directors, board committees and regional equivalents should be sufficiently independent from management, substantial shareholders and conflicts of interest. We consider local market practices in this regard and in general we look for a balance across the board of directors. Above all, we like to see signs of robust challenge and discussion in the boardroom.
●We will generally vote against one or more non-independent directors when a board is less than majority independent, but we will take into account local market practice with regards to board independence in limited circumstances where this standard is not appropriate.
●We will generally vote against non-independent directors serving on the audit committee.
●We will generally vote against non-independent directors serving on the compensation committee.
●We will generally vote against non-independent directors serving on the nominating committee.
●In relation to the board, compensation committee and nominating committee we will consider the appropriateness of significant shareholder representation in applying this policy. This exception will generally not apply to the audit committee.
Separation of Chair and Chiet Executive Officer (“CEO”) roles: We believe that independent board leadership generally enhances management accountability to investors. Companies deviating from this best practice should provide a strong justification and establish safeguards to ensure that there is independent oversight of a board’s activities (e.g., by appointing a lead or senior independent director with clearly defined powers and responsibilities).
●We will generally vote against the incumbent nominating committee chair, or nearest equivalent, where the board chair is not independent unless a lead independent or senior director is appointed.
●We will generally support shareholder proposals requesting that the board chair be an independent director.
●We will generally not vote against a CEO or executive serving as board chair solely on the basis of this issue, however, we may do so in instances where we have significant concerns regarding a company’s corporate governance, capital allocation decisions and/or compensation practices.
Attendance and over boarding: Director attendance at board and committee meetings is a fundamental part of their responsibilities and provides efficient oversight for the company and its investors. In addition, directors should not have excessive external board or managerial commitments that may interfere with their ability to execute the duties of a director.
●We will generally vote against or withhold votes from directors who attend less than 75% of board and committee meetings for two consecutive years. We expect companies to disclose any extenuating circumstances, such as health matters or family emergencies, that would justify a director’s low attendance, in line with good practices.
●We will generally vote against directors who have more than four total mandates at public operating companies. We apply a lower threshold for directors with significant commitments such as executive positions and chairmanships.
Diversity: We believe an effective board should be comprised of directors with a mix of skills, experience, tenure, and industry expertise together with a diverse profile of individuals of different genders, ethnicities, race, culture, age perspectives and backgrounds. The board should reflect the diversity of the workforce, customers, and the communities in which a business operates. In our view, greater diversity in the boardroom contributes to robust challenge and debate, avoids groupthink, fosters innovation, and provides competitive advantage to companies. We consider diversity at the board level, within the executive management team and in the succession pipeline.
●In markets where there are regulatory expectations, listing standards or minimum quotas for board diversity, Invesco will generally apply the same expectations. In all other markets, we will generally vote against the incumbent nominating committee chair of a board, or nearest equivalent, where a company failed to demonstrate improvements are being made to diversity practices for three or more consecutive years, recognizing that building a qualified and diverse board takes time. We may make exceptions to this policy for non-operating companies (e.g., open-end and closed-end investment companies).
●We generally believe that an individual board’s nominating committee is best positioned to determine whether director term limits would be an appropriate measure to help achieve these goals and, if so, the nature of such limits. Invesco generally opposes proposals to limit the tenure of outside directors through mandatory retirement ages.
D.Long-Term Stewardship of Capital
Capital allocation: Invesco expects companies to responsibly raise and deploy capital toward the long-term, sustainable success of the business. In addition, we expect capital allocation authorizations and decisions to be made with due regard to shareholder dilution, rights of shareholders to ratify significant corporate actions and pre-emptive rights, where applicable.
Share issuance and repurchase authorizations: We generally support authorizations to issue shares up to 20% of a company’s issued share capital for general corporate purposes. Shares should not be issued at a substantial discount to the market price or be repurchased at a substantial premium to the market price.
Stock splits: We generally support management proposals to implement a forward or reverse stock split, provided that a reverse stock split is not being used to take a company private. In addition, we will generally support requests to increase a company’s common stock authorization if requested to facilitate a stock split.
Increases in authorized share capital: We will generally support proposals to increase a company’s number of authorized common and/or preferred shares, provided we have not identified concerns regarding a company’s historical share issuance activity or the potential to use these authorizations for antitakeover purposes. We will consider the amount of the request in relation to the company’s current authorized share capital, any proposed corporate transactions contingent on approval of these requests and the cumulative impact on a company’s authorized share capital, for example, if a reverse stock split is concurrently submitted for shareholder consideration.

Mergers, acquisitions, proxy contests, disposals and other corporate transactions: Invesco’s investment teams will review proposed corporate transactions including mergers, acquisitions, reorganizations, proxy contests, private placements, dissolutions and divestitures based on a proposal’s individual investment merits. In addition, we broadly approach voting on other corporate transactions as follows:
●We will generally support proposals to approve different types of restructurings that provide the necessary financing to save the company from involuntary bankruptcy.
●We will generally support proposals to enact corporate name changes and other proposals related to corporate transactions that we believe are in shareholders’ best interests.
●We will generally support reincorporation proposals, provided that management has provided a compelling rationale for the change in legal jurisdiction and provided further that the proposal will not significantly adversely impact shareholders’ rights.
●With respect to contested director elections, we consider the following factors, among others, when evaluating the merits of each list of nominees: the long-term performance of the company relative to its industry, management’s track record, any relevant background information related to the contest, the qualifications of the respective lists of director nominees, the strategic merits of the approaches proposed by both sides including the likelihood that the proposed goals can be met, positions of stock ownership in the company.
E.Environmental, Social and Governance Risk Oversight
Director responsibility for risk oversight: A board of directors is ultimately responsible for overseeing management and ensuring that proper governance, oversight and control mechanisms are in place at the companies it oversees. Invesco may take voting action against director nominees in response to material governance or risk oversight failures that adversely affect shareholder value.
Invesco considers the adequacy of a company's response to material oversight failures when determining whether any voting action is warranted. In addition, Invesco will consider the responsibilities delegated to board sub-committees when determining if it is appropriate to hold the incumbent chair of the relevant committee, or nearest equivalent, accountable for these material failures.
Material governance or risk oversight failures at a company may include, without limitation:
●significant bribery, corruption or ethics violations;
●events causing significant climate-related risks;
●significant health and safety incidents; and/or
●failure to ensure the protection of human rights.
Reporting of financially material environmental, social and corporate governance (“ESG”) information: Companies should report on their ESG opportunities and risks where material to their business operations.
●Climate risk management: We encourage companies to report on material climate-related risks and opportunities and how these are considered within the company’s strategy, financial planning, governance structures and risk management frameworks aligned with applicable regional regulatory requirements. For companies in industries that materially contribute to climate change, we encourage comprehensive disclosure of greenhouse gas emissions and Paris Agreement of 2015-aligned emissions reduction targets, where appropriate. Invesco may take voting action at companies that fail to adequately address climate-related risks, including opposing director nominations in cases where we view the lack of effective climate transition risk management as potentially detrimental to long-term shareholder value.
Shareholder proposals addressing environmental and social (“E&S”) issues: We recognize E&S shareholder proposals are nuanced and therefore, Invesco will analyze such proposals on a case-by-case basis.
Invesco may support shareholder resolutions requesting that specific actions be taken to address E&S issues or mitigate exposure to material E&S risks, including reputational risk, related to these issues. When considering such proposals, we will consider the following factors, among others: a company's track record on E&S issues, the efficacy of the proposal's request, whether the requested action is unduly burdensome, and whether we consider the adoption of such proposal would promote long-term shareholder value. We will also consider company responsiveness to the proposal and any engagement on the issue when casting votes.
●We generally do not support resolutions where insufficient information has been provided in advance of the vote or a lack of disclosure inhibits our ability to make fully informed voting decisions.
Ratification of board and/or management acts: We will generally support proposals to ratify the actions of the board of directors, supervisory board and/or executive decision-making bodies, provided there are no material oversight failures as described above. When such oversight concerns are identified, we will consider a company’s response to any issues raised and may vote against ratification proposals instead of, or in addition to, director nominees.
F.Executive Compensation and Alignment
Invesco supports compensation polices and equity incentive plans that promote alignment between management incentives and shareholders’ long-term interests. We pay close attention to local market practice and may apply stricter or modified criteria where appropriate.
Advisory votes on executive compensation, remuneration policy and remuneration reports: We will generally not support compensation-related proposals where more than one of the following is present:
●there is an unmitigated misalignment between executive pay and company performance for at least two consecutive years;
●there are problematic compensation practices which may include among others incentivizing excessive risk taking or circumventing alignment between management and shareholders’ interests via repricing of underwater options;
●vesting periods for long-term incentive awards are less than three years;
●the company “front loads” equity awards;
●there are inadequate risk mitigating features in the program such as clawback provisions;
●excessive, discretionary one-time equity grants are awarded to executives; and/or
●less than half of variable pay is linked to performance targets, except where prohibited by law.
Invesco will consider company reporting on pay ratios as part of our evaluation of compensation proposals, where relevant.
Equity plans: Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders’ long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features which may include provisions to reprice options without shareholder approval, plans that include evergreen provisions or plans that provide for automatic accelerated vesting upon a change in control.
Employee stock purchase plans: We generally support employee stock purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock represents a reasonable discount from the market price.
Severance Arrangements: Invesco considers proposed severance arrangements (sometimes known as “golden parachute” arrangements) on a case-by-case basis due to the wide variety among their terms. Invesco acknowledges that in some cases such arrangements, if reasonable, may be in shareholders’ best interests as a method of attracting and retaining high-quality executive talent. We generally vote in favor of proposals requiring shareholder ratification of senior executives’ severance agreements where the proposed terms and disclosure align with good market practice.

Exhibit A
Harbourview Asset Management Corporation
Invesco Advisers, Inc.
Invesco Asset Management (India) Pvt. Ltd*1
Invesco Asset Management (Japan) Limited*1
Invesco Asset Management (Schweiz) AG
Invesco Asset Management Deutschland GmbH
Invesco Asset Management Limited1
Invesco Asset Management Singapore Ltd
Invesco Australia Ltd
Invesco European RR L.P
Invesco Canada Ltd.1
Invesco Capital Management LLC
Invesco Capital Markets, Inc.*1
Invesco Fund Managers Limited
Invesco Hong Kong Limited
Invesco Investment Advisers LLC
Invesco Investment Management (Shanghai) Limited
Invesco Investment Management Limited
Invesco Loan Manager, LLC
Invesco Managed Accounts, LLC
Invesco Management S.A
Invesco Overseas Investment Fund Management (Shanghai) Limited
Invesco Pensions Limited
Invesco Private Capital, Inc.
Invesco Real Estate Management S.a.r.l1
Invesco RR Fund L.P.
Invesco Senior Secured Management, Inc.
Invesco Taiwan Ltd*1
Invesco Trust Company
Oppenheimer Funds, Inc.
WL Ross & Co. LLC
* Invesco entities with specific proxy voting guidelines
1 Invesco entities with specific conflicts of interest policies
J.P. MORGAN INVESTMENT MANAGEMENT INC.
J.P. Morgan Investment Management Inc. (Sub-Adviser), as an investment sub-adviser to the Fund, has been granted the authority to vote the proxies of any voting securities held in the Fund’s portfolio. In voting proxies, the Sub-Adviser’s objective is to vote proxies in the best interests of its clients. To ensure that the proxies of portfolio companies are voted in the best interests of the Fund, the Fund’s Board of Trustees has adopted the Sub-Adviser’s detailed proxy voting procedures (the “Procedures”) that incorporate guidelines (“Guidelines”) for voting proxies on specific types of issues for the Fund.
The Sub-Adviser and its affiliates (“JPMAM”) is part of a global asset management organization with the capability to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, the Guidelines are customized for each region to take into account such variations. Separate Guidelines cover the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America (“EMEA”), (3) Asia (ex-Japan) and (4) Japan, respectively.
Notwithstanding the variations among the Guidelines, all of the Guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value consistent with the Fund’s objectives and strategies. As a general rule, in voting proxies of a particular security, the Sub-Adviser will apply the Guidelines of the region in which the issuer of such security is organized. Except as noted below, proxy voting decisions will be made in accordance with the

Guidelines covering a multitude of both routine and non-routine matters that the Sub-Adviser has encountered globally, based on many years of collective investment management experience.
To oversee and monitor the proxy-voting process, JPMAM has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary functions of each proxy committee include review and approval of the Guidelines annually, and the provision of advice and recommendations on general proxy-voting matters as well as on specific voting issues. The procedures permit an independent voting service to perform certain services otherwise carried out or coordinated by the proxy administrator.
Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. For both of these categories of matters and, in the U.S., to override the Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between the Fund on the one hand, and the Fund’s investment Sub-Adviser, principal underwriter or an affiliate of any of the foregoing, on the other hand) and ensure that the proxy vote is cast in the best interests of the Fund. A conflict is deemed to exist when the proxy is for JPMorgan Chase & Co. stock or for J.P. Morgan Funds, or when the proxy administrator has actual knowledge indicating that a JPMorgan affiliate is an investment banker or rendered a fairness opinion with respect to the matter that is the subject of the proxy vote. When such conflicts are identified, the proxy will be voted by an independent third party using its own guidelines; provided, however, that the Sub-Adviser’s investment professional(s) may request an exception to this process to vote against a proposal rather than referring it to an independent third party (“Exception Request”) where the proxy administrator has actual knowledge indicating that a JPMorgan Chase affiliate is an investment banker or rendered a fairness opinion with respect to the matter that is the subject of the proxy vote. The applicable proxy committee shall review the Exception Request and shall determine whether the Sub-Adviser should vote against the proposal or whether such proxy should still be referred to an independent third party due to the potential for additional conflicts or otherwise.
When other types of potential material conflicts of interest are identified, the applicable proxy administrator and, as necessary and applicable, a legal and/or compliance representative from the applicable proxy committee will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how the Sub-Adviser will vote the proxy. In addressing any material conflict, the Sub-Adviser may take one or more of the following measures (or other appropriate action): removing certain Sub-Adviser personnel from the proxy voting process or “walling off” personnel with knowledge of the conflict, to ensure that such personnel do no influence the relevant proxy vote, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner, or deferring the vote to or obtaining a recommendation from an independent third party, in which case the proxy will be voted by, or in accordance with the recommendation of, the independent third party. In the event that the Fund, in the aggregate, holds more than 25% of the outstanding voting securities of an open-end registered investment company or registered unit investment trust that is not managed by JPMIM (a “Non-J.P. Morgan Fund”), the Fund will vote its respective securities in a Non-J.P. Morgan Fund in the same proportion as the vote of all other holders of such securities.
The following summarizes some of the more noteworthy types of proxy voting policies of the North America Guidelines:
The Sub-Adviser considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who: (a) attend less than 75% of Board and committee meetings without a valid excuse; (b) adopt or renew a poison pill without shareholder approval; (c) are affiliated outside directors who serve on audit, compensation or nominating committees or are affiliated outside directors and the full Board serves on such committees or the company does not have such committees; (d) ignore a shareholder proposal that is approved by a majority of either the shares outstanding or the votes cast based on a review over a consecutive two year time frame; (e) are insiders and affiliated outsiders on Boards that are not at least majority independent except, in the case of controlled companies, vote for non-independent directors who serve on committees other than the audit committee; or (f) are CEOs of publicly-traded companies who serve on more than three public Boards or serve on more than four public company Boards. In addition, votes are generally withheld for directors who serve on committees in certain cases. For example, the Sub-Adviser generally withholds votes from audit committee members in circumstances in which there is evidence that there exists material weaknesses in the company’s internal controls. Votes generally are also withheld from directors when there is a demonstrated history of poor performance or inadequate risk oversight or when the Board adopts changes to the company’s governing documents without shareholder approval if the changes materially diminish shareholder rights. Votes generally will be withheld from Board chair, lead independent directors, or government committee chairs of publicly traded companies where employees have departed for significant violation of code of conduct without claw back of compensation. In addition, the Sub-Adviser generally votes against the chair of the nominating committee if one or more directors remain on the Board after having received less than majority of votes cast in the prior election.
●The Sub-Adviser votes proposals to classify Boards on a case-by-case basis, but normally will vote in favor of such proposal if the issuer’s governing documents contain each of eight enumerated safeguards (for example, a majority of the Board is composed of independent directors and the nominating committee is composed solely of such directors).
●The Sub-Adviser also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.
●The Sub-Adviser votes against proposals for a super-majority vote to approve a merger.
●The Sub-Adviser considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account such factors as the extent of dilution and whether the transaction will result in a change in control.
●The Sub-Adviser considers vote proposals with respect to compensation plans on a case-by-case basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders) and includes an analysis of the structure of the plan and pay practices of other companies in the relevant industry and peer companies. Other matters included in the analysis are the amount of the company’s outstanding stock to be reserved for the award of stock options, whether the exercise price of an option is less than the stock’s fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices.
●The Sub-Adviser also considers on a case-by-case basis proposals to change an issuer’s state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social issue proposals.
●The Sub-Adviser generally votes for management proposals which seek shareholder approval to make the state of incorporation the exclusive forum for disputes if the company is a Delaware corporation; otherwise, the Sub-Adviser votes on a case by case basis.
●The Sub-Adviser supports Board refreshment, independence, and a diverse skill set for directors. As a matter of principle, the Sub-Adviser expects its investee companies to be committed to diversity and inclusiveness in their general recruitment policies as we believe such diversity contributes to the effectiveness of Boards. The Sub-Adviser will utilize its voting power to bring about change where Boards are lagging in gender and racial and/or ethnic diversity. The Sub-Adviser will generally vote against the chair of the Nominating Committee when the issuer does not disclose the gender or racial and ethnic composition of the Board, with adequate diversity data considered as adequate in instances where individual directors do not wish to disclose personal identification. The Sub-Adviser will also generally vote against the chair of the Nominating Committee when the issuer lacks any gender diversity or any racial/ethnic diversity unless there are mitigating factors such as recent retirement of relevant directors, a relatively new public company, and an ongoing search for a director.
●The Sub-Adviser reviews Say on Pay proposals on a case by case basis with additional review of proposals where the issuer’s previous year’s proposal received a low level of support.
The following summarizes some of the more noteworthy types of proxy voting policies of Section 12 Social and Environmental Issues from the North America Guidelines:
●The Sub-Adviser generally encourages a level of reporting on environmental matters that is not unduly costly or burdensome and which does not place the company at a competitive disadvantage, but which provides meaningful information to enable shareholders to evaluate the impact of the company’s environmental policies and practices on its financial performance. In general, the Sub-Adviser supports management disclosure practices that are overall consistent with the goals and objective expressed above. Proposals with respect to companies that have been involved in controversies, fines or litigation are expected to be subject to heightened review and consideration.
●In evaluating how to vote environmental proposals, key considerations may include, but are not limited to, issuer considerations such as asset profile of the company, including whether it is exposed to potentially declining demand for the company’s products or services due to environmental considerations; cash deployments; cost structure of the company, including its position on the cost curve, expected impact of future carbon tax and exposure to high fixed operating costs; corporate behavior of the company; demonstrated capabilities of the company, its strategic planning process, and past performance; current level of disclosure of the company and consistency of disclosure across its industry; and whether the company incorporates environmental or social issues in a risk assessment or risk reporting framework. The Sub-Adviser may also consider whether peers have received similar proposals and if so, were the responses transparent and insightful; would adoption of the proposal inform and educate shareholders; and have companies that adopted the proposal provided insightful and meaningful information that would allow shareholders to evaluate the long-term risks and performance of the company; does the proposal require disclosure that is already addressed by existing and proposed mandated regulatory requirements or formal guidance at the local, state, or national level or the company’s existing disclosure practices; and does the proposal create the potential for unintended consequences such as a competitive disadvantage.
●The Sub-Adviser votes against the chair of the committee responsible for providing oversight of environmental matters and/or risk where the Sub-Adviser believes the company is lagging peers in terms of disclosure, business practices or targets. The Sub-Adviser also votes against committee members, lead independent director and/or Board chair for companies that have lagged over several years.
●With regard to social issues, among other factors, the Sub-Adviser considers the company’s labor practices, supply chain, how the company supports and monitors those issues, what types of disclosure the company and its peers currently provide, and whether the proposal would result in a competitive disadvantage for the company.
The Sub-Adviser expects Boards to provide oversight of human capital management which includes the company management of its workforce, use of full time versus part time employees, workforce cost, employee engagement and turnover, talent development, retention and training, compliance record and health and safety. As an engaged and diverse employee base is integral to a company’s ability to innovate, respond to a diverse customer base and engage with diverse communities and deliver shareholder returns, the Sub-Adviser will generally support shareholder resolutions seeking the company to disclose data on workforce demographics including diversity, and release of EEO-1 or comparable data where such disclosure is deemed by the Sub-Adviser as inadequate.
Non-U.S. Guidelines. The following summarizes some of the more noteworthy types of proxy voting policies of the EMEA, Asia (Ex-Japan) and Japan Guidelines (collectively, “Non-U.S. Guidelines”):
Corporate governance procedures differ among the countries. Because of time constraints and local customs, it is not always possible for the Sub-Adviser to receive and review all proxy materials in connection with each item submitted for a vote. Many proxy statements are in foreign languages. Proxy materials are generally mailed by the issuer to the sub-custodian which holds the securities for the client in the country where the portfolio company is organized, and there may not be sufficient time for such materials to be transmitted to the Sub-Adviser in time for a vote to be cast. In some countries, proxy statements are not mailed at all, and in some locations, the deadline for voting is two to four days after the initial announcement that a vote is to be solicited and it may not always be possible to obtain sufficient information to make an informed decision in good time to vote.
Certain markets require that shares being tendered for voting purposes are temporarily immobilized from trading until after the shareholder meeting has taken place. Elsewhere, notably emerging markets, it may not always be possible to obtain sufficient information to make an informed decision in good time to vote. Some markets require a local representative to be hired in order to attend the meeting and vote in person on our behalf, which can result in considerable cost. The Sub-Adviser also considers the cost of voting in light of the expected benefit of the vote. In certain instances, it may sometimes be in the Fund’s best interests to intentionally refrain from voting in certain overseas markets from time to time.
The Non-U.S. Guidelines reflect the applicable region’s corporate governance or stewardship codes with respect to corporate governance and proxy voting. For example, JPMAM is a signatory to the UK Stewardship Code 2020 and believes that its existing stewardship policies meet the standards required under the Code. Additionally, for example, the EMEA Guidelines for UK companies are based on the revised UK Corporate Governance Code. If a portfolio company chooses to deviate from the provisions of the UK Corporate Governance Code, the Sub-Adviser takes the company’s explanation into account as appropriate, based on the Sub-Adviser’s overall assessment of the standards of corporate governance evidenced at the company. For Continental European markets, the Sub-Adviser expects companies to comply with local Corporate Governance Codes, where they exist. In markets where a comparable standard does not exist, we use the EMEA Guidelines as the primary basis for voting, while taking local market practice into consideration where applicable. The Japan Guidelines reflect the 2020 revisions to the Japanese Stewardship Code. Likewise, the Asia (Ex-Japan) Guidelines endorse the stewardship principles promoted by different regulators and industry bodies in the region including the Singapore Stewardship Principles for Responsible Investors supported by Monetary Authority of Singapore and Singapore Exchange, the Principles for Responsible Ownership issued by the Securities and Futures Commission in Hong Kong, and the Principles of Internal Governance and Asset Stewardship issued by the Financial Services Council of Australia.

Where proxy issues concern corporate governance, takeover defense measures, compensation plans, capital structure changes and so forth, the Sub-Adviser pays particular attention to management’s arguments for promoting the prospective change.
The Non-U.S. Guidelines encourage transparency and disclosure with respect to remuneration reporting as well as processes and policies designed to align compensation with the long-term performance of portfolio companies.
In particular, the EMEA Guidelines indicate that the remuneration policy as it relates to senior management should ideally be presented to shareholders for approval with such votes normally occurring every third year. In addition, the EMEA Guidelines describe information that the Sub-Adviser expects to be included in remuneration reports including disclosure on amounts paid to executives, alignment between company performance and pay out to executives, disclosure of, among other things, variable incentive targets, levels of achievement and performance awards, information on the ratio of CEO pay to median employee pay.
With respect to the Japan Guidelines, the voting decision will be made taking into account matters such as recent trends in the company’s earnings and performance, with the expectation that companies will have a remuneration system comprised of a reasonable mix of fixed and variable (based on short term and medium to long term incentives) compensation. Such Guidelines also support the introduction of clawback clauses in order to prevent excessive risk taking which can negatively impact shareholder value and excessive pay.
Where shareholders are able to exercise a binding vote on remuneration policies, the Asia (Ex-Japan) Guidelines reflect the Sub-Adviser’s belief that such polices should stand the test of time. The Asia (Ex-Japan) Guidelines further encourage companies to provide information on the ratio of CEO pay to median employee pay and to explain the reasons for changes to the ratio as it unfolds year by year. The Asia (Ex-Japan) Guidelines also highlight information that companies should have with regard to gender pay gaps and indicate how this issue is being addressed.
The Sub-Adviser is in favor of a unitary Board structure of the type found in the United Kingdom as opposed to tiered Board structures. Thus, under the EMEA Guidelines, the Sub-Adviser will generally vote to encourage the gradual phasing out of tiered Board structures, in favor of unitary Boards. However, since tiered Boards are still very prevalent in markets outside of the United Kingdom, the Non-U.S. Guidelines do not mandate a unitary Board structure and local market practice will always be taken into account.
The Sub-Adviser will use its voting powers to encourage appropriate levels of Board independence and diversity, taking into account local market practice.
In particular, the EMEA Guidelines indicate that the Sub-Adviser expects Boards to have a strategy to improve female representation in particular. The EMEA Guidelines support the target of one-third of Board positions being held by women, as recommended by the UK Government’s Women on Boards Report, the Davies Review and the FTSE Women Leaders Review (formerly the Hampton-Alexander Review).
The Japan Guidelines include provisions on Board diversity and indicate that the Sub-Adviser believes directors with diverse backgrounds should make up a majority of the Board over time. The Japan Guidelines provide that the current policy is to vote against the election of the representative directors, such as the president of the company, if there are no female directors (more than one female director beginning in 2024, and at least 30% gender diversity before 2030).
The Asia ex Japan Guidelines reflect, as a minimum standard for all Asia ex Japan markets, that JPMAM would expect no single-gender Boards and that such Boards would have 25% gender diverse representation before 2025, with 30% gender diverse representation or such higher amounts as reflected by local market practice before 2030.
The Sub-Adviser will usually vote against discharging the Board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the Board must be held accountable.
The Sub-Adviser will vote in favor of increases in capital which enhance a company’s long-term prospects. The Sub-Adviser will also vote in favor of the partial suspension of preemptive rights if they are for purely technical reasons (e.g., rights offers which may not be legally offered to shareholders in certain jurisdictions). However, the Sub-Adviser will vote against increases in capital which would allow the company to adopt “poison pill” takeover defense tactics, or where the increase in authorized capital would dilute shareholder value in the long term.
The Sub-Adviser will vote in favor of proposals which will enhance a company’s long-term prospects. The Sub-Adviser will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defense, or where there is a material reduction in shareholder value.
The Sub-Adviser will generally vote against anti-takeover devices.
The Sub-Adviser considers social or environmental issues on a case-by-case basis under the Non-U.S. Guidelines, keeping in mind at all times the best economic interests of its clients. With respect to environmental proposals, the Non-U.S. Guidelines indicate that good corporate governance policies should consider the impact of company operations on the environment and the costs of compliance with laws and regulations relating to environmental matters, physical damage to the environment (including the costs of clean-ups and repairs), consumer preferences and capital investments related to climate change.  The Non-U.S. Guidelines further encourage a level of environmental reporting that is not unduly costly or burdensome and which does not place the company at a competitive disadvantage, but which provides meaningful information to enable shareholders to evaluate the impact of the company’s environmental policies and practices on its financial performance.  With regard to social issues, among other factors, the Sub-Adviser considers the company’s labor practices, supply chain, how the company supports and monitors those issues, what types of disclosure the company and its peers currently provided, and whether the proposal would result in a competitive disadvantage for the company.
North American and Non-U.S. Guidelines. The North American and Non-U.S. Guidelines reflect the Sub-Adviser’s concerns that there may be restrictions on shareholder participation in a virtual only annual general meeting and believes such meetings should only be held in exceptional circumstances, such as during pandemic, and that companies should explain why it is necessary to hold the meeting in this manner.  Under the Guidelines, the Sub-Adviser generally votes for management proposal allowing for the convening of shareholder meetings by electronic means, so long as the governing documents do not prohibit in-person meetings.
JACOBS LEVY EQUITY MANAGEMENT, INC. (“Jacobs Levy”)
Proxy voting is an important right of shareholders. Jacobs Levy recognizes that reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When Jacobs Levy has discretion to vote the proxies of its clients, proxies will be voted in their best interests in accordance with Jacobs Levy’s policies and procedures.
Unless a client has provided specific voting guidelines, Jacobs Levy will generally vote proxies in accordance with recommendations provided by Institutional Shareholder Services (“ISS”), a third-party provider of proxy analyses and voting recommendations. However, there are specific proxy issues that Jacobs Levy has identified with respect to which it will vote with management and others with respect to which it will vote against management. Jacobs Levy generally votes in favor of routine corporate governance proposals. Jacobs Levy’s policy is generally to vote against proposals that act to entrench management. There are other circumstances in which Jacobs Levy may vote in a manner which differs from ISS’s recommendation. Jacobs Levy does not typically make case-by-case judgments regarding how a proxy vote will affect a particular investment.
If a material conflict of interest arises, Jacobs Levy will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the clients or whether some alternative action is appropriate, including, without limitation, following the ISS recommendation.
LAZARD ASSET MANAGEMENT LLC (“Lazard”)
A. Introduction
Lazard Asset Management LLC and its investment advisory subsidiaries (“Lazard” or the “firm”) provide investment management services for client accounts, including proxy voting services. As a fiduciary, Lazard is obligated to vote proxies in the best interests of its clients over the long-term. Lazard has developed a structure that is designed to ensure that proxy voting is conducted in an appropriate manner, consistent with clients’ best interests, and within the framework of this Proxy Voting Policy (the “Policy”).
Lazard manages assets for a variety of clients worldwide, including institutions, financial intermediaries, sovereign wealth funds, and private clients. To the extent that proxy voting authority is delegated to Lazard, Lazard’s general policy is to vote proxies on a given issue in the same manner for all of its clients. This Policy is based on the view that Lazard, in its role as investment adviser, must vote proxies based on what it believes (i) will maximize sustainable shareholder value as a long-term investor, (ii) is in the best interest of its clients; and (iii) the votes that it casts are intended in good faith to accomplish those objectives.
This Policy recognizes that there may be times when meeting agendas or proposals create the appearance of a material conflict of interest for Lazard. Lazard will look to alleviate the potential conflict by voting according to pre-approved guide- lines. In conflict situations where a pre-approved guideline is to vote case-by-case, Lazard will vote according to the recommendation of one of the proxy voting services Lazard retains to provide independent analysis. More information on how Lazard handles material conflicts of interest in proxy voting is provided in Section F of this Policy.
B. Responsibility to Vote Proxies
Generally, Lazard is willing to accept delegation from its clients to vote proxies. Lazard does not delegate that authority to any other person or entity, but retains complete authority for voting all proxies on behalf of its clients. Not all clients delegate proxy-voting authority to Lazard, however, and Lazard will not vote proxies, or provide advice to clients on how to vote proxies, in the absence of a specific delegation of authority or an obligation under applicable law. For example, securities that are held in an investment advisory account for which Lazard exercises no investment discretion are not voted by Lazard, nor are shares that a client has authorized their custodian bank to use in a stock loan program which passes voting rights to the party with possession of the shares.
C. General Administration
Overview and Governance
Lazard’s proxy voting process is administered by members of its Operations Department (“the Proxy Administration Team”). Oversight of the process is provided by Lazard’s Legal & Compliance Department and by a Proxy Committee comprised of senior investment professionals, members of the Legal & Compliance Department, the firm’s Co-Heads of Sustainable Investment & Environmental, Social and Corporate Governance (“ESG”) and other personnel. The Proxy Committee meets regularly, generally on a quarterly basis, to review this Policy and other matters relating to the firm’s proxy voting functions. Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as needed. A representative of Lazard’s Legal & Compliance Department will participate in all Proxy Committee meetings.
A quorum for the conduct of any meeting will be met if a majority of the Proxy Committee’s members are in attendance by phone or in person. Decisions of the Proxy Committee will be made by consensus and minutes of each meeting will be taken and maintained by the Legal & Compliance Department. The Proxy Committee may, upon consultation with Lazard’s Chief Compliance Officer, General Counsel or his/her designee, take any action that it believes to be necessary or appropriate to carry out the purposes of the Policy. The Chief Compliance Officer, General Counsel or his/her designee, is responsible for updating this Policy, interpreting this Policy, and may act on behalf of the Proxy Committee in circumstances where a meeting of the members is not feasible.
Role of Third Parties
Lazard currently subscribes to advisory and other proxy voting services provided by Institutional Shareholder Services Inc. (“ISS”) and Glass, Lewis & Co. (“Glass Lewis”). These proxy advisory services provide independent analysis and recommendations regarding various companies’ proxy proposals. While this research serves to help improve our understanding of the issues surrounding a company’s proxy proposals, Lazard’s Portfolio Manager/ Analysts and Research Analysts (collectively, “Portfolio Management”) are responsible for providing the vote recommendation for a given proposal except when the Conflicts of Interest policy applies (see Section F).

ISS provides additional proxy-related administrative services to Lazard. ISS receives on Lazard’s behalf all proxy information sent by custodians that hold securities on behalf of Lazard’s clients and sponsored funds. ISS posts all relevant information regarding the proxy on its password-protected website for Lazard to review, including meeting dates, all agendas and ISS’ analysis. The Proxy Administration Team reviews this information on a daily basis and regularly communicates with representatives of ISS to ensure that all agendas are considered and proxies are voted on a timely basis. ISS also provides Lazard with vote execution, recordkeeping and reporting sup- port services. Members of the Proxy Committee, along with members of the Legal & Compliance Team, conducts periodic due diligence of ISS and Glass Lewis consisting of an annual questionnaire and, as appropriate, on site visits.
The Proxy Committee believes that the Policy is consistent with the firm’s Corporate Governance Principals and ESG and Climate Change Policies at https://www.lazardassetmanagement.com/about/esg.
Voting Process
The Proxy Committee has approved proxy voting guidelines applicable to specific types of common proxy proposals (the “Approved Guidelines”). As discussed more fully below in Section D of this Policy, depending on the proposal, an Approved Guideline may provide that Lazard should vote for or against the proposal, or that the proposal should be considered on a case-by-case basis.
For each shareholder meeting the Proxy Administration Team provides Portfolio Management with the agenda and proposals, the Approved Guidelines, independent vote recommendations from Glass Lewis and ISS and supporting analyses for each proposal. Unless Portfolio Management disagrees with the Approved Guideline for a specific proposal, or where a potential material conflict of interest exists, the Proxy Administration Team will generally vote the proposal according to the Approved Guideline. In cases where Portfolio Management recommends a vote contrary to the Approved Guideline, a member of the Proxy Administration Team will contact a member of the Legal & Compliance Department advising the Proxy Committee. Such communication, which may be in the form of an e-mail, shall include: the name of the issuer, a description of the proposal, the Approved Guideline, any potential conflict of interest presented and the reason(s) Portfolio Management believes a proxy vote in this manner is in the best interest of clients In such cases, the Proxy Committee and the Legal & Compliance Department will review the proposal and make a determination.
Where the Approved Guideline for a particular type of proxy proposal is to vote on a case-by-case basis, Lazard believes that Portfolio Management is best able to evaluate the potential impact to shareholders resulting from a particular proposal.
Similarly, with respect to certain Lazard strategies, as discussed more fully in Sections F and G below, the Proxy Administration Team will consult with Portfolio Management to determine when it would be appropriate to abstain from voting. The Proxy Administration Team seeks Portfolio Management’s recommendation on how to vote all such proposals. The Proxy Administration Team may also consult with Lazard’s Chief Compliance Officer, General Counsel or his/her designee, and may seek the final approval of the Proxy Committee regarding a recommendation by Portfolio Management.
As a global firm, we recognize that there are differing governance models adopted in various countries and that local laws and practices vary widely. Although the Approved Guidelines are intended to be applied uniformly world-wide, where appropriate, Lazard will consider regional/local law and guidance in applying the Policy.
D. Specific Proxy Items
Shareholders receive proxies involving many different proposals. Many proposals are routine in nature, such as a change in a company’s name. Others are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation/ issues, election of directors, mergers and other significant transactions and social or political issues. Lazard’s Approved Guidelines for certain common agenda items are outlined below. The Proxy Committee will also consider any other proposals presented and determine whether to implement a new Approved Guideline.
Certain strategy-specific considerations may result in Lazard voting proxies other than according to the Approved Guidelines, not voting shares at all, issuing standing instructions to ISS on how to vote certain proxy matters on behalf of Lazard, or taking other action where unique circumstances require special voting efforts or considerations. These considerations are discussed in more detail in Section G, below.

Routine Items
Lazard generally votes routine items as recommended by the issuer’s management and board of directors, based on the view that management is generally in a better position to assess these matters. Lazard considers routine items to be those that do not change the structure, charter, bylaws, or operations of an issuer in any way that is material to long-term shareholder value.
Routine items generally include:
●issues relating to the timing or conduct of annual meetings;
●provisionary financial budgets and strategy for the current year;
●proposals that allow votes submitted for the first call of the shareholder meeting to be considered in the event of a second call;
●proposals to receive or approve of variety of routine reports (Lazard will generally vote FOR the approval of financial statements and director and auditor reports unless there are concerns about the accounts presented or audit procedures used or the company is not responsive to shareholder ques- tions about specific items that should be publicly disclosed); and
●changes to a company’s name.
Amendments to Board Policy/Charter/Regulation
Proposals to amend a company’s Articles of Association and other bylaws are commonly seen at shareholder meetings. Companies usually disclose what is being amended, or the amended bylaws, or both in their meeting circulars. Amendments are nearly always bundled together as a single voting resolution, and Lazard’s general approach is to review these amendments on a case-by-case basis and to oppose article amendments as a whole when they include changes Lazard opposes.
Lazard has Approved Guidelines generally to vote FOR
●bylaw amendments that are driven by regulatory changes and are technical in nature or meant to update company-specific information such as address and/or business scope.
Lazard has Approved Guidelines generally to vote AGAINST bylaw amendments if
●there is no disclosure on the proposed amendments or full text of the amended bylaw; or
●the amendments include increase in the decision authority of what is considered “excessive” and the company fails to provide a compelling justification.
Corporate Governance and Shareholder Rights
Many proposals address issues related to corporate governance and shareholder rights. These items often relate to a board of directors and its committees, anti-takeover measures, and the conduct of the company’s shareholder meetings.
Board of Directors and its Committees 1
Lazard votes in favor of provisions that it believes will increase the effectiveness of an issuer’s board of directors.
Lazard has Approved Guidelines generally to vote FOR the following:
●the establishment of an independent nominating committee, audit committee or compensation committee of a board of directors;
●a requirement that a substantial majority (e.g., 2/3) of a company’s directors be independent;
●a proposal that a majority of the entirety of the board’s committees be comprised of independent directors;
●proposals seeking to de-classify a board; the implementation of director stock retention/holding periods;
●the implementation of director stock retention/holding periods;
●proposals relating to the establishment of directors’ mandatory retirement age and age restrictions for directors especially where such proposals seek to facilitate the improvement of the diversity of the board; and
●changes to the articles of association and other relevant documents which are in the long-term interests of shareholders;

●the appointment or (re)election of internal statutory auditors/fiscal council members unless (a) the name of the management nominees are not disclosed in a timely manner prior to the meeting, (b) there are serious concerns about statutory reports presented or the audit procedures used, (c) questions exist concerning any of the auditors, (d) the auditors have previously served the company in an executive capacity (or are otherwise considered affiliated) or (e) minority shareholders have presented timely disclosure of minority fiscal council nominee(s) to be elected under separate elections.
Lazard has Approved Guidelines generally to vote on a CASE by CASE Basis for the following:
●proposals to require an independent board chair or the separation of chairman and CEO; and
●establishment of shareholder advisory committees.
Lazard has Approved Guidelines generally to vote AGAINST the following:
●proposals seeking to classify a board
●the election of directors where the board does not have independent “key committees” or sufficient board independence;
●non-independent directors who serve on key committees that are not sufficiently independent;
●proposals relating to cumulative voting;
●proposals where the names of the candidates (in the case of an election) or the principles for the establishment of a committee (where a new committee is being created) have not been disclosed in a timely manner;
●release of restrictions on competitive activities of directors2 if (a) there is a lack of disclosure on the key information including identities of directors in question, current position in the company and outside boards they are serving on or (b) the non-nomination system is employed by the company for the director election;
●the discharge of directors, including members of the management board and/or supervisory board and audi- tors, unless there is reliable information about significant and compelling concerns that the board is not fulfilling its fiduciary duties;3 and
●the chair of the board’s nominating committee, or all incumbent nominating committee members in the absence of the chair, if there is not at least one female on the board of directors.
US Listed Corporates
Given the governance practices unique to the United States market, Lazard has adopted the following principles-based approach to proxy voting that is designed to address:
●Board effectiveness– supporting board structure, diversity of cognitive thought, independence and avoiding over-boarding.
●Accountability– in conjunction with the immediately preceding bullet point, emphasizing individual account- ability, for example holding the Chair of the Nomination Committee accountable where weaknesses and conflicts have been identified.
Anti-takeover Measures
Certain proposals are intended to deter outside parties from taking control of a company. Such proposals could entrench management and adversely affect shareholder rights and the value of the company’s shares.
Consequently, Lazard has adopted Approved Guidelines to vote AGAINST:
●proposals to adopt supermajority vote requirements or increase vote requirements;
●proposals seeking to adopt fair price provisions and on a case-by-case basis regarding proposals seeking to rescind them; and
●“blank check” preferred stock
Lazard has adopted Approved Guidelines to vote on a CASE by CASE basis:
●regarding other provisions seeking to amend a company’s by-laws or charter regarding anti-takeover provisions or shareholder rights plans (also known as “poison pill plans”).

Lazard has adopted an Approved Guideline to vote FOR:
●proposals that ask management to submit any new poison pill plan to shareholder vote.
Conduct of Shareholder Meetings
Lazard generally opposes any effort by management to restrict or limit shareholder participation in shareholder meetings, and is in favor of efforts to enhance shareholder participation.
Lazard has therefore adopted Approved Guidelines to vote AGAINST:
●proposals to adjourn US meetings;
●proposals seeking to eliminate or restrict shareholders’ right to call a special meeting;
●efforts to eliminate or restrict right of shareholders to act by written consent; and
●proposals to adopt supermajority vote requirements, or increase vote requirements.
Lazard has adopted Approved Guidelines to vote on a CASE by CASE basis on:
●changes to quorum requirements and FOR proposals providing for confidential voting.
Changes to Capital Structure
Lazard receives many proxies that include proposals relating to a company’s capital structure. These proposals vary greatly, as each one is unique to the circumstances of the company involved, as well as the general economic and market conditions existing at the time of the proposal. A board and management may have many legitimate business reasons in seeking to effect changes to the issuer’s capital structure, including investing in financial products and raising additional capital for appropriate business reasons, cash flow and market conditions. Lazard generally believes that these decisions are best left to management but will monitor these proposals closely to ensure that they are aligned with the long-term interests of shareholders.
Lazard has adopted Approved Guidelines to vote FOR:
●management proposals to increase or decrease authorized common or preferred stock (unless it is believed that doing so is intended to serve as an anti-takeover measure);
●stock splits and reverse stock splits;
●investments in financial products unless the company fails to provide meaningful shareholder vote or there are significant concerns with the company’s previous similar investments;4
●requests to reissue any repurchased shares unless there is clear evidence of abuse of authority in the past;
●management proposals to adopt or amend dividend reinvestment plans; and
●dividend distribution policies unless (a) the dividend payout ratio has been consistently below 30% without adequate explanation or (b) the payout is excessive given the company’s financial position.
Lazard has adopted Approved Guidelines to vote on a CASE by CASE basis for:
●matters affecting shareholder rights, such as amending votes- per-share;
●management proposals to issue a new class of common or preferred shares (unless covered by an Approved Guideline relating to the disapplication of pre-emption rights);
●the use of proceeds and the company’s past share issuances;5
●proposals seeking to approve or amend stock ownership limitations or transfer restrictions; and
●loan and financing proposals. In assessing requests for loan financing provided by a related party the following fac- tors will be considered: (a) use of proceeds, size or specific amount of loan requested, interest rate and relation of the party providing the loan.
Lazard has adopted Approved Guidelines to vote AGAINST:
●changes in capital structure designed to be used in poison pill plans or which seeks to disregard pre-emption rights in a way that does not follow guidance set by the UK Pre-Emption Group’s Statement of Principles;
●the provision of loans to clients, controlling shareholders and actual controlling persons of the company; and

●the provision of loans to an entity in which the company’s ownership stake is less than 75% and the financing provision is not proportionate to the company’s equity stake.
Executive Compensation Issues
Lazard supports efforts by companies to adopt compensation and incentive programs to attract and retain the highest caliber management possible, and to align the interests of a board, management and employees with those of long-term shareholders. Lazard generally favors programs intended to reward management and employees for positive and sustained, long-term performance but will take into account various considerations such as whether compensation appears to be appropriate for the company after an analysis of the totality of the circumstances (including the company’s time in history and evolution).
Lazard has Approved Guidelines generally to vote FOR
●employee stock purchase plans, deferred compensation plans, stock option plans and stock appreciation rights plans that are in the long-term interests of shareholders;
●proposals to submit severance agreements to shareholders for approval;
●annual advisory votes on compensation outcomes where the outcomes are considered to be aligned with the interest of shareholders; and
●annual compensation policy votes where the policy structures are considered to be aligned with the interest of shareholders.
●annual remuneration policy vote where the policy structures are considered not to be in the interests of shareholders.
Lazard has Approved Guidelines generally to vote on a CASE by CASE basis regarding:
●restricted stock plans that do not define performance criteria; and
●proposals to approve executive loans to exercise options.
Lazard has Approved Guidelines generally to vote AGAINST:
●proposals to re-price underwater options;
●annual advisory votes on remuneration outcomes where the outcomes are considered not to be in the interests of share- holders; and
●annual remuneration policy vote where the policy structures are considered not to be in the interests of shareholders.
US Listed Corporates
Given the governance practices unique to the United States market, Lazard maintains the view that votes regarding Say on Pay should in principle, support fair and transparent remuneration. In addition, we also consider:
●the level of dissent on previous Say on Pay votes; and
●individual accountability, for example holding the Chair of the Compensation Committee accountable where weaknesses have been identified.
Mergers and Other Significant Transactions
Shareholders are asked to consider a number of different types of significant transactions, including mergers, acquisitions, sales of all or substantially all of a company’s assets, reorganizations involving business combinations and liquidations. Each of these transactions is unique. Therefore, Lazard’s Approved Guideline is to vote on a CASE by CASE basis for these proposals.
Environmental, Social, and Corporate Governance
Proposals involving environmental, social, and corporate governance issues take many forms and cover a wide array of issues. Some examples may include: proposals to have a company increase its environmental disclosure; adoption of principles to limit or eliminate certain business activities; adoption of certain conservation efforts; adoption of proposals to improve the diversity of the board, the senior management team and the workforce in general; adoption of proposals to improve human capital management or the adoption of certain principles regarding employment practices or discrimination policies. These items are often presented by shareholders and are often opposed by the company’s management and its board of directors.
As set out in Lazard’s separate ESG Policy, Lazard is committed to an investment approach that incorporates ESG considerations in a comprehensive manner in order to safeguard the long-term interests of our clients and to manage more effectively long-term investment risks and opportunities related to ESG matters. Lazard generally supports the notion that corporations should be expected to act as good citizens. Lazard generally votes on environmental, social and corporate governance proposals in a way that it believes will most increase long-term shareholder value.
Lazard’s Approved Guidelines are structured to evaluate many environmental, social and corporate governance proposals on a case-by-case basis.
However, as a guide, Lazard will generally vote FOR proposals:
●asking for a company to increase its environmental/social disclosures (e.g., to provide a corporate sustainability report);
●seeking the approval of anti-discrimination policies;
●which are considered socially responsible agenda items;
●which improve an investee company’s ESG risk management and related disclosures; and
●deemed to be in the long-term interests of shareholders.
Shareholder Proposals
Lazard believes in the ability of shareholders to leverage their rights related to the use of shareholder proposals to address deficits in best practices and related disclosures by companies. Many ESG issues are improved through such use of shareholder proposals. For example, some companies are collaborating with shareholders on such proposals by voicing their support and recommending that shareholders vote in-line with such proposals.
Lazard has Approved Guidelines generally to vote FOR shareholder proposals which:
●seek improved disclosure of an investee company’s ESG practices over an appropriate timeframe;
●seek improved transparency over how the investee company is supporting the transition to a low carbon economy;
●seek to improve the diversity of the board;
●seek improved disclosures on the diversity of the board and the wider workforce;
●seek to establish minimum stock-ownership requirements for directors over an appropriate time frame;
●seek to eliminate or restrict severance agreements, or
●are deemed to be in the long-term interests of shareholders including Lazard’s clients.
Lazard has Approved Guidelines generally to vote AGAINST shareholder proposals which:
●seek to infringe excessively on management’s decision- making flexibility;
●seek to establish additional board committees (absent demonstrable need);
●seek to establish term limits for directors if this is unnecessary;
●seek to change the size of a board (unless this facilitates improved board diversity);
●seek to require two candidates for each board seat; or
●are considered not to be in the long-terms interests of shareholders.
E. Voting Securities in Different Countries
Laws and regulations regarding shareholder rights and voting procedures differ dramatically across the world. In certain countries, the requirements or restrictions imposed before proxies may be voted may outweigh any benefit that could be realized by voting the proxies involved. For example, certain countries restrict a shareholder’s ability to sell shares for a certain period of time if the shareholder votes proxies at a meeting (a practice known as “share blocking”). In other instances, the costs of voting a proxy (i.e., by being routinely required to send a representative to the meeting) may simply outweigh any benefit to the client if the proxy is voted. Generally, the Proxy Administration Team will consult with Portfolio Management in determining whether to vote these proxies.
There may be other instances where Portfolio Management may wish to refrain from voting proxies (See Section G).
F. Conflicts of Interest
Overview
This Policy and related procedures implemented by Lazard are designed to address potential conflicts of interest posed by Lazard’s business and organizational structure. Examples of such potential conflicts of interest are:
●Lazard Frères & Co. LLC (“LF&Co.”), Lazard’s parent company and a registered broker- dealer, or a financial advisory affiliate, has a relationship with a company the shares of which are held in accounts of Lazard clients, and has pro- vided financial advisory or related services to the company with respect to an upcoming significant proxy proposal (i.e., a merger or other significant transaction);
●Lazard serves as an investment adviser for a company the management of which supports a particular proposal;
●Lazard serves as an investment adviser for the pension plan of an organization that sponsors a proposal; or
●A Lazard employee who would otherwise be involved in the decision-making process regarding a particular proposal has a material relationship with the issuer or owns shares of the issuer.
General Policy
All proxies must be voted in the best long-term interest of each Lazard client, without consideration of the interests of Lazard, LF&Co. or any of their employees or affiliates. The Proxy Administration Team is responsible for all proxy voting in accordance with this Policy after consulting with the appropriate member or members of Portfolio Management, the Proxy Committee and/or the Legal & Compliance Department. No other employees of Lazard, LF&Co. or their affiliates may influence or attempt to influence the vote on any proposal.
Violations of this Policy could result in disciplinary action, including letter of censure, fine or suspension, or termination of employment. Any such conduct may also violate state and Federal securities and other laws, as well as Lazard’s client agreements, which could result in severe civil and criminal penalties being imposed, including the violator being prohibited from ever working for any organization engaged in a securities business. Every officer and employee of Lazard who participates in any way in the decision-making process regarding proxy voting is responsible for considering whether they have a conflicting interest or the appearance of a conflicting interest on any proposal. A conflict could arise, for example, if an officer or employee has a family member who is an officer of the issuer or owns securities of the issuer. If an officer or employee believes such a conflict exists or may appear to exist, he or she should notify the Chief Compliance Officer immediately and, unless determined otherwise, should not continue to participate in the decision-making process.
Monitoring for Conflicts and Voting When a Material Conflict Exists
The Proxy Administration Team monitors for potential conflicts of interest that could be viewed as influencing the outcome of Lazard’s voting decision. Consequently, the steps that Lazard takes to monitor conflicts, and voting proposals when the appearance of a material conflict exists, differ depending on whether the Approved Guideline for the specific item is clearly defined to vote for or against, or is to vote on a case-by-case basis. Any questions regarding application of these conflict procedures, including whether a conflict exists, should be addressed to Lazard’s Chief Compliance Officer or General Counsel.
Where Approved Guideline Is For or Against
Lazard has an Approved Guideline to vote for or against regarding most proxy agenda/proposals. Generally, unless Portfolio Management disagrees with the Approved Guideline for a specific proposal, the Proxy Administration Team votes according to the Approved Guideline. It is therefore necessary to consider whether an apparent conflict of interest exists when Portfolio Management disagrees with the Approved Guideline. The Proxy Administration Team will use its best efforts to determine whether a conflict of interest or potential conflict of interest exists. If conflict appears to exist, then the proposal will be voted according to the Approved Guideline. Lazard also reserves its right to Abstain.
In addition, in the event of a conflict that arises in connection with a proposal for Lazard to vote shares held by Lazard clients in a Lazard mutual fund, Lazard will typically vote each proposal for or against proportion to the shares voted by other shareholders.
Where Approved Guideline Is Case-by-Case
In situations where the Approved Guideline is to vote case-by- case and a material conflict of interest appears to exist, Lazard’s policy is to vote the proxy item according to the majority recommendation of the independent proxy services to which we subscribe. Lazard also reserves the right to Abstain.
G. Other Matters
Issues Relating to Management of Specific Lazard Strategies
Due to the nature of certain strategies managed by Lazard, there may be times when Lazard believes that it may not be in the best interests of its clients to vote in accordance with the Approved Guidelines, or to vote proxies at all. In certain markets, the fact that Lazard is voting proxies may become public information, and, given the nature of those markets, may impact the price of the securities involved. Lazard may simply require more time to fully understand and address a situation prior to determining what would be in the best interests of shareholders. In these cases the Proxy Administration Team will look to Portfolio Management to provide guidance on proxy voting rather than vote in accordance with the Approved Guidelines, and will obtain the Proxy Committee’s confirmation accordingly.
Additionally, Lazard may not receive notice of a shareholder meeting in time to vote proxies for or may simply be prevented from voting proxies in connection with a particular meeting. Due to the compressed time frame for notification of shareholder meetings and Lazard’s obligation to vote proxies on behalf of its clients, Lazard may issue standing instructions to ISS on how to vote on certain matters.
Different strategies managed by Lazard may hold the same securities. However, due to the differences between the strategies and their related investment objectives, one Portfolio Management team may desire to vote differently than the other, or one team may desire to abstain from voting proxies while the other may desire to vote proxies. In this event, Lazard would generally defer to the recommendation of the Portfolio Management teams to determine what action would be in the best interests of its clients. The Chief Compliance Officer or General Counsel, in consultation with members of the Proxy Committee will determine whether it is appropriate to approve a request to split votes among one or more Portfolio Management teams.
Stock Lending
As noted in Section B above, Lazard does not generally vote proxies for securities that a client has authorized their custodian bank to use in a stock loan program, which passes voting rights to the party with possession of the shares. Under certain circum- stances, Lazard may determine to recall loaned stocks in order to vote the proxies associated with those securities. For example, if Lazard determines that the entity in possession of the stock has borrowed the stock solely to be able to obtain control over the issuer of the stock by voting proxies, or if the client should specifically request Lazard to vote the shares on loan, Lazard may determine to recall the stock and vote the proxies itself.
However, it is expected that this will be done only in exceptional circumstances. In such event, Portfolio Management will make this determination and the Proxy Administration Team will vote the proxies in accordance with the Approved Guidelines.
H. Reporting
Separately managed account clients of Lazard who have authorized Lazard to vote proxies on their behalf will receive information on proxy voting with respect to that account. Additionally, the US mutual funds managed by Lazard will disclose proxy voting information on an annual basis on Form N-PX which is filed with the SEC.

I. Recordkeeping
Lazard will maintain records relating to the implementation of the Approved Guidelines and this Policy, including a copy of the Approved Guidelines and this Policy, proxy statements received regarding client securities, a record of votes cast and any other document created by Lazard that was material to a determination regarding the voting of proxies on behalf of clients or that memorializes the basis for that decision. Such proxy voting books and records shall be maintained in the manner and for the length of time required in accordance with applicable regulations.
J. Review of Policy and Approved Guidelines
The Proxy Committee will review this Policy at least annually to consider whether any changes should be made to it or to any of the Approved Guidelines. The Proxy Committee will make revisions to its Approved Guidelines when it determines it is appropriate or when it sees an opportunity to materially improve outcomes for clients. Questions or concerns regarding the Policy should be raised with Lazard’s General Counsel or Chief Compliance Officer.
Notes
1 Given the governance practices unique to the Japanese market, the voting structure described herein is aligned with the Japanese Stewardship Code.
2 This is intended to cover instances where directors engage in commercial transactions with the company and/or are involved with other companies (outside board memberships).
3 For example, a lack of oversight or actions by board members which invoke shareholder distrust, legal issues aiming to hold the board responsible for breach of trust or egregious governance issues.
4 Evaluate (a) any known concerns with previous investments, (b) amount of the proposed investment relative to the company’s assets and (c) disclosure of the nature of products in which the company proposed to invest and associated risks of the investment.
5 Specifically, with respect to the issuance of shares to raise funds for general financing purposes, Lazard will consider the Measures for the Administration of the Issuance of Securities by Listed Companies 2006 and the Detailed Rules for Private Placement by Listed Companies, the China Securities Regulatory Commission.
LOOMIS, SAYLES & COMPANY, L.P. (“LOOMIS SAYLES”)
Loomis Sayles uses the services of third parties (“Proxy Voting Services”) to provide research, analysis and voting recommendations and to administer the process of voting proxies for those accounts and funds for which Loomis Sayles has voting authority. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Service that provides research, analysis and voting recommendations to Loomis Sayles unless Loomis Sayles’ Proxy Committee determines that the client’s best interests are served by voting otherwise. All issues presented for shareholder vote are subject to the oversight of the Proxy Committee. All nonroutine issues will generally be considered directly by the Proxy Committee and, when necessary, the investment professionals responsible for the fund holding the security, and will be voted in the best investment interests of the fund. All routine “for” and “against” issues will be voted according to Loomis Sayles’ policy unless special factors require that they be considered by the Proxy Committee and, when necessary, the investment professionals responsible for the fund holding the security. Loomis Sayles’ Proxy Committee has established these routine policies in what it believes are the best investment interests of Loomis Sayles’ clients.
The specific responsibilities of the Proxy Committee include (1) the development, authorization, implementation and updating of the Loomis Sayles’ Proxy Voting Policies and Procedures (the “Procedures”), including an annual review of the Procedures, existing voting guidelines and the proxy voting process in general, (2) oversight of the proxy voting process including oversight of the vote on proposals according to the predetermined policies in the voting guidelines, directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration, and consultation with the portfolio managers and analysts for the fund holding the security when necessary or appropriate and, periodically sampling or engaging an outside party to sample proxy votes to ensure they comply with the Procedures and are cast in accordance with the clients’ best interests and, (3) engagement and oversight of third-party vendors, including Proxy Voting Services including determining whether a Proxy Voting Service has the capacity and competency to adequately analyze proxy issues, providing ongoing oversight of the Proxy Voting Services to ensure that proxies continue to be voted in the best interests of clients, receiving and reviewing updates from the Proxy Voting Services regarding relevant business changes or changes to the Proxy Voting Services’ conflict policies and procedures, and in the event that the Proxy Committee becomes aware that a Proxy Voting Service’s recommendation was based on a material factual error: investigating the error, considering the nature of the error and the related recommendation, and determining whether the Proxy Voting Service has taken reasonable steps to reduce the likelihood of similar errors in the future.

Loomis Sayles has established several policies to ensure that proxies are voted in its clients’ best interest and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in the Procedures. Second, where these Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Services in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Services’ recommendation is not in the best interest of its clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Services’ recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have; and, (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full prior disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event, prior to directing the vote, the Proxy Committee will make reasonable efforts to obtain and consider information, opinions and recommendations from or about the opposing position.
NATIONWIDE ASSET MANAGEMENT, LLC (“NWAM”)
These guidelines describe how NWAM discharges its fiduciary duty to vote on behalf of client’s proxies that are received in connection with underlying portfolio securities held by NWAM’s clients (said proxies hereinafter referred to as “proxies”). NWAM understands its responsibility to process proxies and to maintain proxy records. In addition, NWAM understands its duty to vote proxies.
These Proxy Voting Guidelines reflect the general belief that proxies should be voted in a manner that serves the best economic interests of clients (to the extent, if any, that the economic interests of a client are affected by the proxy), unless otherwise directed by the client.
How Proxies Are Voted
NWAM will:
●Vote proxies received in the best interest of the client. The Enterprise Portfolio Manager (EPM) for the account holding the security will be the person that decides how to vote a proxy based on their understanding of the portfolio and applying information/research received from the other professionals within the Nationwide Investments office;
●The EPM will maintain appropriate records of proxy voting that are easily accessible by appropriate authorized persons of NWAM; and
●The Nationwide Investment’s Operations team will ensure the proxies are signed or instructed via email and filed with, or electronically submitted to, the appropriate parties with desired voting action.
In accordance with these Proxy Voting Guidelines, NWAM, and as otherwise set forth in these guidelines, shall attempt to process every vote for all domestic and foreign proxies that it receives.
Foreign Proxies
There are situations; however, in which NWAM cannot process a proxy in connection with a foreign security (hereinafter, “foreign proxies”). For example, NWAM will not process a foreign proxy:
●if the cost of voting a foreign proxy outweighs the benefit of voting the foreign proxy;
●when NWAM has not been given enough time to process the vote; or
●when a sell order for the foreign security is outstanding and, in the particular foreign country, proxy voting would impede the sale of the foreign security.
Proxy Voting for Securities Involved in Securities Lending
NWAM Clients may participate in securities lending programs. Under most securities lending arrangements, proxies received in connection with the securities on loan may not be voted by the lender (unless the loan is recalled) (i.e., proxy voting rights during the lending period generally are transferred to the borrower). NWAM believes that each Client has the right to determine whether participating in a securities lending program enhances returns. If a Client has determined to participate in a securities lending program, NWAM, therefore, shall cooperate with the Client’s determination that securities lending is beneficial to the Client’s account and shall not attempt to seek recalls for the purpose of voting proxies unless the client has provisions in place to allow for this. Consequently, it is NWAM’s policy that, in the event that NWAM manages an account for a Client that employs a securities lending program, NWAM generally will not seek to vote proxies relating to the securities on loan unless the client has provisions in place to allow for this.
Recordkeeping & Reporting
NWAM shall keep and maintain the following records and other items:
●its Proxy Voting Guidelines;
●proxy statements received regarding underlying portfolio securities held by Clients (received through Bank of New York, other custodian arrangements in place and any securities lending or sub-custody contractors);
●records of votes cast on behalf of Clients (where possible or applicable);
●Client written requests for information as to how NWAM voted proxies for said Client;
●any NWAM written responses to an oral or written request from a Client for information as to how NWAM voted proxies for the Client; and
●any documents prepared by NWAM that were material to making a decision as to how to vote proxies or that memorialized the basis for the voting decision.
These records and other items shall be maintained for at least five (5) years from the end of the fiscal year during which the last entry was made on this record, the first two (2) years in an appropriate office of NWAM.
NATIONWIDE FUND ADVISORS
GENERAL
The Board of Trustees of Nationwide Mutual Funds and Nationwide Variable Insurance Trust (the “Funds”) has approved the continued delegation of the authority to vote proxies relating to the securities held in the portfolios of the Funds to each Fund’s investment adviser, who in turn may, and typically does, delegate such authority to each Fund’s subadviser(s), as applicable, (unless the investment adviser has entered into specific voting arrangements with the subadviser(s)), some of which advisers and subadvisers use an independent service provider, as described below.
Nationwide Fund Advisors (“NFA” or the “Adviser”), is an investment adviser that is registered with the U.S. Securities and Exchange Commission (the “SEC”) pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). NFA currently provides investment advisory services to registered investment companies (hereinafter referred to collectively as “Clients”).
Voting proxies that are received in connection with underlying portfolio securities held by Clients is an important element of the portfolio management services that NFA performs for Clients. NFA’s goal in performing this service is to make proxy voting decisions: (i) to vote or not to vote proxies in a manner that serves the best economic interests of Clients; and (ii) that avoid the influence of conflicts of interest. To implement this goal, NFA has adopted proxy voting guidelines (the “Proxy Voting Guidelines”) to assist it in making proxy voting decisions and in developing procedures for effecting those decisions. The Proxy Voting Guidelines are designed to ensure that, where NFA has the authority to vote proxies, all legal, fiduciary, and contractual obligations will be met.
The Proxy Voting Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures and the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals.

The proxy voting records of the Funds are available to shareholders on the Trust’s website, https://www.nationwide.com/personal/investing/mutual-funds/proxy-voting/, and the SEC’s EDGAR database on its website, sec.gov.
HOW PROXIES ARE VOTED
NFA has delegated to Institutional Shareholder Services Inc. (“ISS”), an independent service provider, the administration of proxy voting for Client portfolio securities directly managed by NFA, subject to oversight by NFA’s “Proxy Voting Committee.” ISS, a Delaware corporation, provides proxy-voting services to many asset managers on a global basis. The NFA Proxy Voting Committee has reviewed, and will continue to review annually, the relationship with ISS and the quality and effectiveness of the various services provided by ISS.
Specifically, ISS assists NFA in the proxy voting and corporate governance oversight process by developing and updating the “ISS Proxy Voting Guidelines,” which are incorporated into the Proxy Voting Guidelines, and by providing research and analysis, recommendations regarding votes, operational implementation, and recordkeeping and reporting services. ISS also provides NFA with any additional solicitation materials filed by an issuer in response to any ISS recommendation. NFA’s Proxy Voting Committee evaluates any such additional information provided by ISS and uses its best judgement in voting proxies on behalf of Client Accounts. NFA’s decision to retain ISS is based principally on the view that the services that ISS provides, subject to oversight by NFA, generally will result in proxy voting decisions which serve the best economic interests of Clients. NFA has reviewed, analyzed, and determined that the ISS Proxy Voting Guidelines are consistent with the views of NFA on the various types of proxy proposals. When the ISS Proxy Voting Guidelines do not cover a specific proxy issue and ISS does not provide a recommendation: (i) ISS will notify NFA; and (ii) NFA’s Proxy Voting Committee will use its best judgment in voting proxies on behalf of the Clients. A summary of the ISS Proxy Voting Guidelines is set forth below.
CONFLICTS OF INTEREST
NFA does not engage in investment banking, administration or management of corporate retirement plans, or any other activity that is likely to create a potential conflict of interest. In addition, because Client proxies are voted by ISS pursuant to the pre-determined ISS Proxy Voting Guidelines, NFA generally does not make an actual determination of how to vote a particular proxy, and, therefore, proxies voted on behalf of Clients do not reflect any conflict of interest. Nevertheless, the Proxy Voting Guidelines address the possibility of such a conflict of interest arising.
The Proxy Voting Guidelines provide that, if a proxy proposal were to create a conflict of interest between the interests of a Client and those of NFA (or between a Client and those of any of NFA’s affiliates, including Nationwide Fund Distributors LLC and Nationwide), then the proxy should be voted strictly in conformity with the recommendation of ISS. To monitor compliance with this policy, any proposed or actual deviation from a recommendation of ISS must be reported by the NFA Proxy Voting Committee to the chief counsel for NFA. The chief counsel for NFA then will provide guidance concerning the proposed deviation and whether a deviation presents any potential conflict of interest. If NFA then casts a proxy vote that deviates from an ISS recommendation, the affected Client (or other appropriate Client authority) will be given a report of this deviation.
CIRCUMSTANCES UNDER WHICH PROXIES WILL NOT BE VOTED
NFA shall attempt to process every vote for all domestic and foreign proxies that they receive; however, there may be cases in which NFA will not process a proxy because it is impractical or too expensive to do so. For example, NFA will not process a proxy in connection with a foreign security if the cost of voting a foreign proxy outweighs the benefit of voting the foreign proxy, when NFA has not been given enough time to process the vote, or when a sell order for the foreign security is outstanding and proxy voting would impede the sale of the foreign security. Also, NFA generally will not seek to recall the securities on loan for the purpose of voting the securities -- except, in regard to a sub-advised Fund, for those proxy votes that a subadviser (retained to manage the sub-advised Fund and overseen by NFA) has determined could materially affect the security on loan. The Firm will seek to have the appropriate Subadviser(s) vote those proxies relating to securities on loan that are held by a Sub-advised Nationwide Fund that the Subadviser(s) has determined could materially affect the security on loan.

DELEGATION OF PROXY VOTING TO SUBADVISERS TO FUNDS
For any Fund, or portion of a Fund that is directly managed by a subadviser, the Trustees of the Fund and NFA have delegated proxy voting authority to that subadviser. Each subadviser has provided its proxy voting policies to NFA for review and these proxy voting policies are described elsewhere in this Appendix B. Each subadviser is required to represent quarterly to NFA that (1) all proxies of the Fund(s) managed by the subadviser were voted in accordance with the subadviser’s proxy voting policies as provided to NFA, unless NFA has entered into specific voting arrangements with the subadviser; (2) there have been no material changes to the subadviser’s proxy voting policies; and (3) all proxies voted by the subadviser were cast as intended.
ISS’ 2024 U.S. Proxy Voting Concise Guidelines
BOARD OF DIRECTORS
Voting on Director Nominees in Uncontested Elections
General Recommendation: Generally vote for director nominees, except under the following circumstances (with new nominees1 considered on case-by-case basis):
Independence
Vote against2 or withhold from non-independent directors (Executive Directors and Non-Independent Non-Executive Directors per ISS’ Classification of Directors) when:
●Independent directors comprise 50 percent or less of the board;
●The non-independent director serves on the audit, compensation, or nominating committee;
●The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee; or
●The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee.
Composition
Attendance at Board and Committee Meetings: Generally vote against or withhold from directors (except nominees who served only part of the fiscal year3) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:
●Medical issues/illness;
●Family emergencies; and
●Missing only one meeting (when the total of all meetings is three or fewer).
In cases of chronic poor attendance without reasonable justification, in addition to voting against the director(s) with poor attendance, generally vote against or withhold from appropriate members of the nominating/governance committees or the full board.
If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.
Overboarded Directors: Generally vote against or withhold from individual directors who:
●Sit on more than five public company boards; or
●Are CEOs of public companies who sit on the boards of more than two public companies besides their own— withhold only at their outside boards4.
Gender Diversity:

Generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) at companies where there are no women on the company's board. An exception will be made if there was at least one woman on the board at the preceding annual meeting and the board makes a firm commitment to return to a gender-diverse status within a year.
Racial and/or Ethnic Diversity: For companies in the Russell 3000 or S&P 1500 indices, generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) where the board has no apparent racially or ethnically diverse members5. An exception will be made if there was racial and/or ethnic diversity on the board at the preceding annual meeting and the board makes a firm commitment to appoint at least one racial and/or ethnic diverse member within a year.
Responsiveness
Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:
●The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year or failed to act on a management proposal seeking to ratify an existing charter/bylaw provision that received opposition of a majority of the shares cast in the previous year. Factors that will be considered are:
●Disclosed outreach efforts by the board to shareholders in the wake of the vote;
●Rationale provided in the proxy statement for the level of implementation;
●The subject matter of the proposal;
●The level of support for and opposition to the resolution in past meetings;
●Actions taken by the board in response to the majority vote and its engagement with shareholders;
●The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
●Other factors as appropriate.
●The board failed to act on takeover offers where the majority of shares are tendered;
●At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.
Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Say on Pay proposal if:
●The company’s previous say-on-pay received the support of less than 70 percent of votes cast. Factors that will be considered are:
●The company's response, including:
●Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);
●Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition; and
●Disclosure of specific and meaningful actions taken to address shareholders' concerns;
●Other recent compensation actions taken by the company;
●Whether the issues raised are recurring or isolated;
●The company's ownership structure; and
●Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.
●The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.
Accountability
Problematic Takeover Defenses, Capital Structure, and Governance Structure
Poison Pills: Generally vote against or withhold from all nominees (except new nominees1, who should be considered case-by-case) if:
●The company has a poison pill with a deadhand or slowhand feature6;

●The board makes a material adverse modification to an existing pill, including, but not limited to, extension, renewal, or lowering the trigger, without shareholder approval; or
●The company has a long-term poison pill (with a term of over one year) that was not approved by the public shareholders7.
Vote case-by-case on nominees if the board adopts an initial short-term pill6 (with a term of one year or less) without shareholder approval, taking into consideration:
●The disclosed rationale for the adoption;
●The trigger;
●The company’s market capitalization (including absolute level and sudden changes);
●A commitment to put any renewal to a shareholder vote; and
●Other factors as relevant.
Unequal Voting Rights: Generally vote withhold or against directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case), if the company employs a common stock structure with unequal voting rights8.
Exceptions to this policy will generally be limited to:
●Newly-public companies9 with a sunset provision of no more than seven years from the date of going public;
●Limited Partnerships and the Operating Partnership (OP) unit structure of REITs;
●Situations where the super-voting shares represent less than 5% of total voting power and therefore considered to be de minimis; or
●The company provides sufficient protections for minority shareholders, such as allowing minority shareholders a regular binding vote on whether the capital structure should be maintained.
Classified Board Structure: The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.
Removal of Shareholder Discretion on Classified Boards: The company has opted into, or failed to opt out of, state laws requiring a classified board structure.
Problematic Governance Structure: For companies that hold or held their first annual meeting9 of public shareholders after Feb. 1, 2015, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case) if, prior to or in connection with the company's public offering, the company or its board adopted the following bylaw or charter provisions that are considered to be materially adverse to shareholder rights:
●Supermajority vote requirements to amend the bylaws or charter;
●A classified board structure; or
●Other egregious provisions.
A provision which specifies that the problematic structure(s) will be sunset within seven years of the date of going public will be considered a mitigating factor.
Unless the adverse provision is reversed or removed, vote case-by-case on director nominees in subsequent years.
Unilateral Bylaw/Charter Amendments: Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case) if the board amends the company's bylaws or charter without shareholder approval in a manner that materially diminishes shareholders' rights or that could adversely impact shareholders, considering the following factors:
●The board's rationale for adopting the bylaw/charter amendment without shareholder ratification;
●Disclosure by the company of any significant engagement with shareholders regarding the amendment;
●The level of impairment of shareholders' rights caused by the board's unilateral amendment to the bylaws/charter;

●The board's track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;
●The company's ownership structure;
●The company's existing governance provisions;
●The timing of the board's amendment to the bylaws/charter in connection with a significant business development; and
●Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.
Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case- by-case on director nominees. Generally vote against (except new nominees1, who should be considered case-by-case) if the directors:
●Classified the board;
●Adopted supermajority vote requirements to amend the bylaws or charter;
●Eliminated shareholders' ability to amend bylaws;
●Adopted a fee-shifting provision; or
●Adopted another provision deemed egregious.
Restricting Binding Shareholder Proposals: Generally vote against or withhold from the members of the governance committee if:
●The company’s governing documents impose undue restrictions on shareholders’ ability to amend the bylaws. Such restrictions include but are not limited to: outright prohibition on the submission of binding shareholder proposals or share ownership requirements, subject matter restrictions, or time holding requirements in excess of SEC Rule 14a-8. Vote against or withhold on an ongoing basis.
Submission of management proposals to approve or ratify requirements in excess of SEC Rule 14a-8 for the submission of binding bylaw amendments will generally be viewed as an insufficient restoration of shareholders' rights. Generally continue to vote against or withhold on an ongoing basis until shareholders are provided with an unfettered ability to amend the bylaws or a proposal providing for such unfettered right is submitted for shareholder approval.
Director Performance Evaluation: The board lacks mechanisms to promote accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one-, three-, and five-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s operational metrics and other factors as warranted. Problematic provisions include but are not limited to:
●A classified board structure;
●A supermajority vote requirement;
●Either a plurality vote standard in uncontested director elections, or a majority vote standard in contested elections;
●The inability of shareholders to call special meetings;
●The inability of shareholders to act by written consent;
●A multi-class capital structure; and/or
●A non-shareholder-approved poison pill.
Management Proposals to Ratify Existing Charter or Bylaw Provisions: Vote against/withhold from individual directors, members of the governance committee, or the full board, where boards ask shareholders to ratify existing charter or bylaw provisions considering the following factors:
●The presence of a shareholder proposal addressing the same issue on the same ballot;
●The board's rationale for seeking ratification;
●Disclosure of actions to be taken by the board should the ratification proposal fail;
●Disclosure of shareholder engagement regarding the board’s ratification request;
●The level of impairment to shareholders' rights caused by the existing provision;
●The history of management and shareholder proposals on the provision at the company’s past meetings;
●Whether the current provision was adopted in response to the shareholder proposal;
●The company's ownership structure; and
●Previous use of ratification proposals to exclude shareholder proposals.

Problematic Audit-Related Practices
Generally vote against or withhold from the members of the Audit Committee if:
●The non-audit fees paid to the auditor are excessive;
●The company receives an adverse opinion on the company’s financial statements from its auditor; or
●There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.
Vote case-by-case on members of the Audit Committee and potentially the full board if:
●Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.
Problematic Compensation Practices
In the absence of an Advisory Vote on Executive Compensation (Say on Pay) ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee and potentially the full board if:
●There is an unmitigated misalignment between CEO pay and company performance (pay for performance);
●The company maintains significant problematic pay practices; or
●The board exhibits a significant level of poor communication and responsiveness to shareholders.
Generally vote against or withhold from the Compensation Committee chair, other committee members, or potentially the full board if:
●The company fails to include a Say on Pay ballot item when required under SEC provisions, or under the company’s declared frequency of say on pay; or
●The company fails to include a Frequency of Say on Pay ballot item when required under SEC provisions.
Generally vote against members of the board committee responsible for approving/setting non-employee director compensation if there is a pattern (i.e. two or more years) of awarding excessive non-employee director compensation without disclosing a compelling rationale or other mitigating factors.
Problematic Pledging of Company Stock:
Vote against the members of the committee that oversees risks related to pledging, or the full board, where a significant level of pledged company stock by executives or directors raises concerns. The following factors will be considered:
●The presence of an anti-pledging policy, disclosed in the proxy statement, that prohibits future pledging activity;
●The magnitude of aggregate pledged shares in terms of total common shares outstanding, market value, and trading volume;
●Disclosure of progress or lack thereof in reducing the magnitude of aggregate pledged shares over time;
●Disclosure in the proxy statement that shares subject to stock ownership and holding requirements do not include pledged company stock; and
●Any other relevant factors.
Climate Accountability
For companies that are significant greenhouse gas (GHG) emitters, through their operations or value chain10, generally vote against or withhold from the incumbent chair of the responsible committee (or other directors on a case-by-case basis) in cases where ISS determines that the company is not taking the minimum steps needed to understand, assess, and mitigate risks related to climate change to the company and the larger economy.

Minimum steps to understand and mitigate those risks are considered to be the following. Both minimum criteria will be required to be in alignment with the policy:
Detailed disclosure of climate-related risks, such as according to the framework established by the Task Force on Climate-related Financial Disclosures (TCFD), including:
●Board governance measures;
●Corporate strategy;
●Risk management analyses; and
●Metrics and targets.
●Appropriate GHG emissions reduction targets.
At this time, “appropriate GHG emissions reductions targets” will be medium-term GHG reduction targets or Net Zero-by-2050 GHG reduction targets for a company's operations (Scope 1) and electricity use (Scope 2). Targets should cover the vast majority of the company’s direct emissions.
Governance Failures
Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:
●Material failures of governance, stewardship, risk oversight11, or fiduciary responsibilities at the company;
●Failure to replace management as appropriate; or
●Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.
Voting on Director Nominees in Contested Elections
Vote-No Campaigns
General Recommendation: In cases where companies are targeted in connection with public “vote-no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.
Proxy Contests/Proxy Access
General Recommendation: Vote case-by-case on the election of directors in contested elections, considering the following factors:
●Long-term financial performance of the company relative to its industry;
●Management’s track record;
●Background to the contested election;
●Nominee qualifications and any compensatory arrangements;
●Strategic plan of dissident slate and quality of the critique against management;
●Likelihood that the proposed goals and objectives can be achieved (both slates); and
●Stock ownership positions.
In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether there are more candidates than board seats).

Other Board-Related Proposals
Independent Board Chair
General Recommendation: Generally vote for shareholder proposals requiring that the board chair position be filled by an independent director, taking into consideration the following:
●The scope and rationale of the proposal;
●The company's current board leadership structure;
●The company's governance structure and practices;
●Company performance; and
●Any other relevant factors that may be applicable.
The following factors will increase the likelihood of a “for” recommendation:
●A majority non-independent board and/or the presence of non-independent directors on key board committees;
●A weak or poorly-defined lead independent director role that fails to serve as an appropriate counterbalance to a combined CEO/chair role;
●The presence of an executive or non-independent chair in addition to the CEO, a recent recombination of the role of CEO and chair, and/or departure from a structure with an independent chair;
●Evidence that the board has failed to oversee and address material risks facing the company;
●A material governance failure, particularly if the board has failed to adequately respond to shareholder concerns or if the board has materially diminished shareholder rights; or
●Evidence that the board has failed to intervene when management’s interests are contrary to shareholders' interests.
SHAREHOLDER RIGHTS & DEFENSES
Shareholder Ability to Act by Written Consent
General Recommendation: Generally vote against management and shareholder proposals to restrict or prohibit shareholders' ability to act by written consent.
Generally vote for management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:
●Shareholders' current right to act by written consent;
●The consent threshold;
●The inclusion of exclusionary or prohibitive language;
●Investor ownership structure; and
●Shareholder support of, and management's response to, previous shareholder proposals.
Vote case-by-case on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:
●An unfettered12 right for shareholders to call special meetings at a 10 percent threshold;
●A majority vote standard in uncontested director elections;
●No non-shareholder-approved pill; and
●An annually elected board.
Shareholder Ability to Call Special Meetings
General Recommendation: Vote against management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.
Generally vote for management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:
●Shareholders’ current right to call special meetings;

●Minimum ownership threshold necessary to call special meetings (10 percent preferred);
●The inclusion of exclusionary or prohibitive language;
●Investor ownership structure; and
●Shareholder support of, and management’s response to, previous shareholder proposals.
Virtual Shareholder Meetings
General Recommendation: Generally vote for management proposals allowing for the convening of shareholder meetings by electronic means, so long as they do not preclude in-person meetings. Companies are encouraged to disclose the circumstances under which virtual-only13 meetings would be held, and to allow for comparable rights and opportunities for shareholders to participate electronically as they would have during an in-person meeting.
Vote case-by-case on shareholder proposals concerning virtual-only meetings, considering:
●Scope and rationale of the proposal; and
●Concerns identified with the company’s prior meeting practices.
CAPITAL/RESTRUCTURING
Common Stock Authorization
General Authorization Requests
General Recommendation: Vote case-by-case on proposals to increase the number of authorized shares of common stock that are to be used for general corporate purposes:
If share usage (outstanding plus reserved) is less than 50% of the current authorized shares, vote for an increase of up to 50% of current authorized shares.
●If share usage is 50% to 100% of the current authorized, vote for an increase of up to 100% of current authorized shares.
●If share usage is greater than current authorized shares, vote for an increase of up to the current share usage.
●In the case of a stock split, the allowable increase is calculated (per above) based on the post-split adjusted authorization.
Generally vote against proposed increases, even if within the above ratios, if the proposal or the company’s prior or ongoing use of authorized shares is problematic, including, but not limited to:
●The proposal seeks to increase the number of authorized shares of the class of common stock that has superior voting rights to other share classes;
●On the same ballot is a proposal for a reverse split for which support is warranted despite the fact that it would result in an excessive increase in the share authorization;
●The company has a non-shareholder approved poison pill (including an NOL pill); or
●The company has previous sizeable placements (within the past 3 years) of stock with insiders at prices substantially below market value, or with problematic voting rights, without shareholder approval.
However, generally vote for proposed increases beyond the above ratios or problematic situations when there is disclosure of specific and severe risks to shareholders of not approving the request, such as:
●In, or subsequent to, the company's most recent 10-K filing, the company discloses that there is substantial doubt about its ability to continue as a going concern;
●The company states that there is a risk of imminent bankruptcy or imminent liquidation if shareholders do not approve the increase in authorized capital; or
●A government body has in the past year required the company to increase its capital ratios.
For companies incorporated in states that allow increases in authorized capital without shareholder approval, generally vote withhold or against all nominees if a unilateral capital authorization increase does not conform to the above policies.

Specific Authorization Requests
General Recommendation: Generally vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with transaction(s) (such as acquisitions, SPAC transactions, private placements, or similar transactions) on the same ballot, or disclosed in the proxy statement, that warrant support. For such transactions, the allowable increase will be the greater of:
●twice the amount needed to support the transactions on the ballot, and
●the allowable increase as calculated for general issuances above.
Share Issuance Mandates at U.S. Domestic Issuers Incorporated Outside the U.S.
General Recommendation: For U.S. domestic issuers incorporated outside the U.S. and listed solely on a U.S. exchange, generally vote for resolutions to authorize the issuance of common shares up to 20 percent of currently issued common share capital, where not tied to a specific transaction or financing proposal.
For pre-revenue or other early-stage companies that are heavily reliant on periodic equity financing, generally vote for resolutions to authorize the issuance of common shares up to 50 percent of currently issued common share capital. The burden of proof will be on the company to establish that it has a need for the higher limit.
Renewal of such mandates should be sought at each year’s annual meeting.
Vote case-by-case on share issuances for a specific transaction or financing proposal.
Mergers and Acquisitions
General Recommendation: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:
●Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction, and strategic rationale.
●Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
●Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
●Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.
●Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.
●Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

COMPENSATION
Executive Pay Evaluation
Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:
●Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;
●Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
●Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);
●Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;
●Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors is reasonable and does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.
Advisory Votes on Executive Compensation—Management Proposals (Say-on-Pay)
General Recommendation: Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.
Vote against Advisory Votes on Executive Compensation (Say-on-Pay or “SOP”) if:
●There is an unmitigated misalignment between CEO pay and company performance (pay for performance);
●The company maintains significant problematic pay practices;
●The board exhibits a significant level of poor communication and responsiveness to shareholders.
Vote against or withhold from the members of the Compensation Committee and potentially the full board if:
●There is no SOP on the ballot, and an against vote on an SOP would otherwise be warranted due to pay-for- performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;
●The board fails to respond adequately to a previous SOP proposal that received less than 70 percent support of votes cast;
●The company has recently practiced or approved problematic pay practices, such as option repricing or option backdating; or
●The situation is egregious.
Primary Evaluation Factors for Executive Pay
Pay-for-Performance Evaluation
ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the S&P1500, Russell 3000, or Russell 3000E Indices14, this analysis considers the following:
1. Peer Group15 Alignment:
●The degree of alignment between the company's annualized TSR rank and the CEO's annualized total pay rank within a peer group, each measured over a three-year period.

●The rankings of CEO total pay and company financial performance within a peer group, each measured over a three-year period.
●The multiple of the CEO's total pay relative to the peer group median in the most recent fiscal year.
2. Absolute Alignment16 – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years– i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.
If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, a misalignment between pay and performance is otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to an evaluation of how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:
●The ratio of performance- to time-based incentive awards;
●The overall ratio of performance-based compensation to fixed or discretionary pay;
●The rigor of performance goals;
●The complexity and risks around pay program design;
●The transparency and clarity of disclosure;
●The company's peer group benchmarking practices;
●Financial/operational results, both absolute and relative to peers;
●Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
●Realizable pay17 compared to grant pay; and
●Any other factors deemed relevant.
Problematic Pay Practices
Problematic pay elements are generally evaluated case-by-case considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy. The focus is on executive compensation practices that contravene the global pay principles, including:
●Problematic practices related to non-performance-based compensation elements;
●Incentives that may motivate excessive risk-taking or present a windfall risk; and
●Pay decisions that circumvent pay-for-performance, such as options backdating or waiving performance requirements.
The list of examples below highlights certain problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:
●Repricing or replacing of underwater stock options/SARs without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
●Extraordinary perquisites or tax gross-ups;
●New or materially amended agreements that provide for:
●Excessive termination or CIC severance payments (generally exceeding 3 times base salary and average/target/most recent bonus);
●CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers) or in connection with a problematic Good Reason definition;
●CIC excise tax gross-up entitlements (including “modified” gross-ups);
●Multi-year guaranteed awards that are not at risk due to rigorous performance conditions;
●Liberal CIC definition combined with any single-trigger CIC benefits;
●Insufficient executive compensation disclosure by externally-managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI's executives is not possible;
●Severance payments made when the termination is not clearly disclosed as involuntary (for example, a termination without cause or resignation for good reason); or
●Any other provision or practice deemed to be egregious and present a significant risk to investors.
The above examples are not an exhaustive list. Please refer to ISS' U.S. Compensation Policies FAQ document for additional detail on specific pay practices that have been identified as problematic and may lead to negative vote recommendations.

Options Backdating
The following factors should be examined case-by-case to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:
●Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
●Duration of options backdating;
●Size of restatement due to options backdating;
●Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
●Adoption of a grant policy that prohibits backdating and creates a fixed grant schedule or window period for equity grants in the future.
Compensation Committee Communications and Responsiveness
Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:
●Failure to respond to majority-supported shareholder proposals on executive pay topics; or
●Failure to adequately respond to the company's previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
●Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);
●Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;
●Disclosure of specific and meaningful actions taken to address shareholders' concerns;
●Other recent compensation actions taken by the company;
●Whether the issues raised are recurring or isolated;
●The company's ownership structure; and
●Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.
Equity-Based and Other Incentive Plans
Please refer to ISS' U.S. Equity Compensation Plans FAQ document for additional details on the Equity Plan Scorecard policy.
General Recommendation: Vote case-by-case on certain equity-based compensation plans18 depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an “Equity Plan Scorecard” (EPSC) approach with three pillars:
Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company's estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:
●SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
●SVT based only on new shares requested plus shares remaining for future grants.
Plan Features:
●Quality of disclosure around vesting upon a change in control (CIC);
●Discretionary vesting authority;
●Liberal share recycling on various award types;
●Lack of minimum vesting period for grants made under the plan;
●Dividends payable prior to award vesting.
Grant Practices:
●The company’s three-year burn rate relative to its industry/market cap peers;
●Vesting requirements in CEO’s recent equity grants (3-year look-back);

●The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);
●The proportion of the CEO's most recent equity grants/awards subject to performance conditions;
●Whether the company maintains a sufficient claw-back policy;
●Whether the company maintains sufficient post-exercise/vesting share-holding requirements.
Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders' interests, or if any of the following egregious factors (“overriding factors”) apply:
●Awards may vest in connection with a liberal change-of-control definition;
●The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it– for NYSE and Nasdaq listed companies– or by not prohibiting it when the company has a history of repricing– for non-listed companies);
●The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances;
●The plan is excessively dilutive to shareholders’ holdings;
●The plan contains an evergreen (automatic share replenishment) feature; or
●Any other plan features are determined to have a significant negative impact on shareholder interests.
SOCIAL AND ENVIRONMENTAL ISSUES
Global Approach– E&S Shareholder Proposals
ISS applies a common approach globally to evaluating social and environmental proposals which cover a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.
General Recommendation: Generally vote case-by-case, examining primarily whether implementation of the proposal is likely to enhance or protect shareholder value. The following factors will be considered:
●If the issues presented in the proposal are being appropriately or effectively dealt with through legislation or government regulation;
●If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
●Whether the proposal's request is unduly burdensome (scope or timeframe) or overly prescriptive;
●The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
●Whether there are significant controversies, fines, penalties, or litigation associated with the company's practices related to the issue(s) raised in the proposal;
●If the proposal requests increased disclosure or greater transparency, whether reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and
●If the proposal requests increased disclosure or greater transparency, whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.
Climate Change
Say on Climate (SoC) Management Proposals
General Recommendation: Vote case-by-case on management proposals that request shareholders to approve the company’s climate transition action plan19, taking into account the completeness and rigor of the plan. Information that will be considered where available includes the following:
●The extent to which the company’s climate related disclosures are in line with TCFD recommendations and meet other market standards;
●Disclosure of its operational and supply chain GHG emissions (Scopes 1, 2, and 3);

●The completeness and rigor of company’s short-, medium-, and long-term targets for reducing operational and supply chain GHG emissions (Scopes 1, 2, and 3 if relevant);
●Whether the company has sought and received third-party approval that its targets are science-based;
●Whether the company has made a commitment to be “net zero” for operational and supply chain emissions (Scopes 1, 2, and 3) by 2050;
●Whether the company discloses a commitment to report on the implementation of its plan in subsequent years;
●Whether the company’s climate data has received third-party assurance;
●Disclosure of how the company’s lobbying activities and its capital expenditures align with company strategy;
●Whether there are specific industry decarbonization challenges; and
●The company’s related commitment, disclosure, and performance compared to its industry peers.
Say on Climate (SoC) Shareholder Proposals
General Recommendation: Vote case-by-case on shareholder proposals that request the company to disclose a report providing its GHG emissions levels and reduction targets and/or its upcoming/approved climate transition action plan and provide shareholders the opportunity to express approval or disapproval of its GHG emissions reduction plan, taking into account information such as the following:
●The completeness and rigor of the company’s climate-related disclosure;
●The company’s actual GHG emissions performance;
●Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to its GHG emissions; and
●Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive.
Climate Change/Greenhouse Gas (GHG) Emissions
General Recommendation: Generally vote for resolutions requesting that a company disclose information on the financial, physical, or regulatory risks it faces related to climate change on its operations and investments or on how the company identifies, measures, and manages such risks, considering:
●Whether the company already provides current, publicly-available information on the impact that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
●The company's level of disclosure compared to industry peers; and
●Whether there are significant controversies, fines, penalties, or litigation associated with the company's climate change-related performance.
Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:
●The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
●The company's level of disclosure is comparable to that of industry peers; or
●There are no significant controversies, fines, penalties, or litigation associated with the company's GHG emissions.
Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:
●Whether the company provides disclosure of year-over-year GHG emissions performance data;
●Whether company disclosure lags behind industry peers;
●The company's actual GHG emissions performance;
●The company's current GHG emission policies, oversight mechanisms, and related initiatives; and
●Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.

Racial Equity and/or Civil Rights Audit Guidelines
General Recommendation: Vote case-by-case on proposals asking a company to conduct an independent racial equity and/or civil rights audit, taking into account:
●The company’s established process or framework for addressing racial inequity and discrimination internally;
●Whether the company adequately discloses workforce diversity and inclusion metrics and goals;
●Whether the company has issued a public statement related to its racial justice efforts in recent years, or has committed to internal policy review;
●Whether the company has engaged with impacted communities, stakeholders, and civil rights experts;
●The company’s track record in recent years of racial justice measures and outreach externally; and
●Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to racial inequity or discrimination.
ESG Compensation-Related Proposals
General Recommendation: Vote case-by-case on proposals seeking a report or additional disclosure on the company’s approach, policies, and practices on incorporating environmental and social criteria into its executive compensation strategy, considering:
●The scope and prescriptive nature of the proposal;
●The company's current level of disclosure regarding its environmental and social performance and governance;
●The degree to which the board or compensation committee already discloses information on whether it has considered related E&S criteria; and
●Whether the company has significant controversies or regulatory violations regarding social or environmental issues.
FOOTNOTES
1
A “new nominee” is a director who is being presented for election by shareholders for the first time. Recommendations on new nominees who have served for less than one year are made on a case-by-case basis depending on the timing of their appointment and the problematic governance issue in question.
2
In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.
3
Nominees who served for only part of the fiscal year are generally exempted from the attendance policy.
4
Although all of a CEO’s subsidiary boards with publicly-traded common stock will be counted as separate boards, ISS will not recommend a withhold vote for the CEO of a parent company board or any of the controlled (˃50 percent ownership) subsidiaries of that parent, but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.
5
Aggregate diversity statistics provided by the board will only be considered if specific to racial and/or ethnic diversity.
6
If a short-term pill with a deadhand or slowhand feature is enacted but expires before the next shareholder vote, ISS will generally still recommend withhold/against nominees at the next shareholder meeting following its adoption.
7
Approval prior to, or in connection, with a company’s becoming publicly-traded, or in connection with a de-SPAC transaction, is insufficient.
8
This generally includes classes of common stock that have additional votes per share than other shares; classes of shares that are not entitled to vote on all the same ballot items or nominees; or stock with time-phased voting rights (“loyalty shares”).
9
Includes companies that emerge from bankruptcy, SPAC transactions, spin-offs, direct listings, and those who complete a traditional initial public offering.
10
Companies defined as “significant GHG emitters” will be those on the current Climate Action 100+ Focus Group list.
11
Examples of failure of risk oversight include but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; demonstrably poor risk oversight of environmental and social issues, including climate change; significant adverse legal judgments or settlement; or hedging of company stock.
12
“Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.
13
“Virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively using technology without a corresponding in-person meeting.
14
The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.
15
The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group, and company's selected peers' GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market-cap bucket that is reflective of the company's market cap. For Oil, Gas & Consumable Fuels companies, market cap is the only size determinant.
16
Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.
17
ISS research reports include realizable pay for S&P1500 companies.

18
Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors; amended plans will be further evaluated case-by-case.
19
Variations of this request also include climate transition related ambitions, or commitment to reporting on the implementation of a climate plan.
NEWTON INVESTMENT MANAGEMENT NORTH AMERICA, LLC (“NIMNA”)
Policy Statement
As a fiduciary and to meet its obligations as an SEC registered investment adviser, Newton Investment Management North America, LLC (“NIMNA” or the “Firm”), a subsidiary of The Bank of New York Mellon, (“BNY Mellon”) owes its clients a duty of care and a duty of loyalty with respect to all services undertaken on the client’s behalf including (where applicable) the exercise of voting rights.
This summary describes NIMNA’s approach to exercising voting rights, where discretion over the voting decisions has been delegated to NIMNA by its clients and where NIMNA provides guidance on exercising voting rights in securities that NIMNA has recommended to clients on a non-discretionary basis, e.g. model accounts.
Where applicable, NIMNA will use its best efforts to exercise voting rights as part of its authority to manage, acquire and dispose of account assets. With respect of funds, i.e. registered investment companies, UCITS or AIFs, which NIMNA manages and/or sub-advises, The Firm will exercise voting rights under this Policy pursuant to an authority granted under the applicable client agreements.
NIMNA will exercise voting rights in a prudent and diligent manner and in the best interests of clients.
Voting Guidelines
NIMNA has established overarching voting guidelines which inform our ultimate voting decision, based on guidance established by internationally recognized governance principles including the OECD Corporate Governance Principles, the ICGN Global Governance Principles, the UK Investment Association’s Principles of Remuneration and the UK Corporate Governance Code, in addition to other local governance codes.
We have used the services of an independent voting service provider to translate these guidelines into explicit voting actions forming a bespoke voting policy for NIMNA. This policy will be applied to all our votable holdings, enabling a universal approach to our voting while allowing us to deploy in-depth case-by-case analysis from NIMNA stewardship team for those issuers and/or proposals which merit greater focus due to the materiality of our investment or the importance of the issue at hand (e.g., shareholder resolution, corporate action, related-party transactions). In these instances, communication with or input from the wider investment team may be sought, as well as, if relevant, engagement with the company. The stewardship team retains the ultimate discretion to deviate the vote instruction from the Firm’s bespoke policy’s recommendation.
Our active approach to voting means that our voting decisions reflect our investment rationale and take into consideration engagement activity and the company’s approach to relevant codes, market practices and regulations. These are applied to the company’s unique situation, while also taking into account any explanations offered for why the company has adopted a certain position or policy.
NIMNA seeks to make proxy voting decisions that are in the best long-term financial interests of its clients and which seek to support investor value creation by supporting proposals that are consistent with our corporate governance views and investment case.
Voting Procedures
All voting opportunities are communicated to NIMNA by way of an electronic voting platform.
The Responsible Investment team reviews all resolutions for matters of concern. Any such contentious issues identified may be referred to the appropriate global fundamental equity analyst or portfolio manager for comment. Where an issue remains contentious, NIMNA may also decide to confer or engage with the company or other relevant stakeholders.

An electronic voting service is employed to submit voting decisions. Each voting decision is submitted via the electronic voting service by a member of the Responsible Investment team but can only be executed by way of an alternate member of the team approving the vote within the same system.
Members of certain BNY Mellon operations teams are responsible for administrative elements surrounding the exercise of voting rights by ensuring the right to exercise clients’ votes is available and that these votes are exercised.
Voting Service Providers
The Firm utilizes an independent voting service provider for the purposes of managing upcoming meetings and instructing voting decisions via its electronic platform, and for providing research. Its voting recommendations are not routinely followed; it is only in the event that we recognize a potential material conflict of interest that the recommendation of our external voting service provider will be applied.
NIMNA’s external voting provider is subject to the requirements set by the Firm’s Vendor Management Oversight Group. As such, regular due diligence meetings are held, which includes reviewing its operational performance, service quality, and robustness of research and its internal controls, including management of its potential material conflicts of interest. In addition, and along with its other clients, NIMNA participates in consultations that seek specific feedback on proxy voting matters. This helps ensure alignment of interest between the Firm’s expectations and the voting recommendations provided by the external provider.
Conflicts of Interest
Where NIMNA acts as a proxy for its clients, a conflict could arise between Newton, the investee company and/or a client when exercising voting rights. NIMNA has in place procedures for ensuring potential material conflicts of interests are mitigated, while its clients’ voting rights are exercised in their best interests. NIMNA seeks to avoid potential material conflicts of interest through the application of the proxy voting guidelines in an objective and consistent manner across client accounts, based on, as applicable, internal, and external research and recommendations provided by third party proxy advisory services and without consideration of any NIMNA client relationship factors, among other considerations.
Where a potential material conflict of interest exists between NIMNA, the underlying company and/or a client, the voting recommendations of an independent third-party proxy service provider will be applied.
Disclosures and Reporting
NIMNA publishes various items related to its approach, engagements and proxy voting decisions. The Firm’s Proxy Voting Policy and procedures is also summarized in its Form ADV, which is filed with the SEC and furnished to clients. Upon request, NIMNA will provide clients with information on how their proxies were voted by NIMNA.
In addition, NIMNA will submit any applicable regulatory filings related to its proxy voting approach and decisions as required.
Securities Lending
NIMNA does not engage in securities lending on behalf of its clients; this activity is at the discretion of individual clients.
Controls, Record Keeping and Auditing
Records are kept of all voting decisions, including evidence of the submission and approval process, which are subject to external audit. In addition, the Corporate Actions team reports monthly on critical risk indicators in relation to voting matters.
NS PARTNERS
NS Partners have a fiduciary duty to vote proxies both in a timely manner and in the best interest of clients. The central tenet of our proxy voting policy is that good corporate governance enhances long-term shareholder value. NS Partners utilizes the proxy research and voting services of Institutional Shareholder Services (ISS) to help assess and vote proxies in accordance with our custom voting policy. Taking into account NS Partners’ custom guidelines, ISS prepares voting recommendations for all proposals on which we are entitled to vote. NS Partners uses these recommendations as a guide, however, certain situations will warrant additional review. Where there is a recommendation to vote against management we reach out to the company to gain a better understanding of the issue at hand. As a result of this engagement and our assessment of the relevant information NS Partners may choose to vote contrary to the ISS recommendation. The policy that follows is not meant to be exhaustive due to the variety of proxy voting issues NS Partners may be required to consider and we may depart from these guidelines to avoid voting decisions that we believe may be contrary to our clients’ best interest.
While NS Partners takes its voting responsibilities very seriously and uses its best efforts to exercise these rights in all cases, there may be situations when it may be impractical or impossible for NS Partners to vote. Such circumstances include a limited number of international markets where share blocking applies or when securities are on loan to a third party. Due to the liquidity and administrative challenges, NS Partners will typically not vote in these situations. NS Partners may deviate from this approach if the situation warrants.
SHAREHOLDER RIGHTS
GENERAL GUIDELINES: NS Partners will generally vote in favour of proposals that improve corporate governance practices and give shareholders a greater voice in the affairs of the company and, conversely, oppose measures that seek to limit those rights. NS Partners believe that shareholders with meaningful ownership should have the right to call a special meeting and will generally vote against proposals restricting this right. Regarding proxy access, NS Partners will generally support giving shareholders the right to nominate directors, provided nominations reflect a reasonable level of stock ownership and the nominees are well qualified and prepared to act in the interests of all shareholders. Additionally, NS Partners will generally oppose advance notice bylaws that impose unreasonable conditions on shareholders who wish to nominate directors to the board. NS Partners will generally vote against proposals that give management the authority to adjourn or extend a meeting unless compelling reasons are provided. NS Partners will review proxy contests on a case-by-case basis taking into consideration the long-term company performance, background to the contested election, nominee qualifications and other relevant factors.
VOTING STANDARD: NS Partners believe that shareholders should have the right to vote in proportion to their ownership and therefore support the principal of one-share, one-vote. Accordingly, NS Partners will generally vote against the authorization or issue of shares that do not have full and equal voting rights, against proposals that support or perpetuate dual share class structures and for proposals to eliminate dual share class structures. NS Partners prefer that companies adopt a majority voting for individual directors in uncontested elections. NS Partners will generally oppose supermajority voting requirements if they are in attempt to diminish the rights of minority shareholders.
ANTI-TAKEOVER MEASURES: NS Partners believe measures that impede takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. Accordingly, NS Partners will analyse such proposals on a case-by-case basis. NS Partners will generally oppose proposals that entrench management or excessively dilute shareholder ownership, regardless of whether they are advanced by management or shareholders. Conversely, NS Partners will generally support proposals that restrict or otherwise eliminate anti-takeover measures that have already been adopted by corporate issuers.
BOARD OF DIRECTORS
GENERAL GUIDELINES: NS Partners believe that directors have a duty to shareholders and we may withhold votes for directors that fail to act on key issues.
STAGGERED BOARDS: NS Partners oppose staggered boards as it is our belief that they can entrench existing management and unduly deter takeovers. Therefore, NS Partners will generally vote for proposals to declassify the board of directors.
INDEPENDENCE: NS Partners believe in the importance of an independent board of directors and consider a board to be sufficiently independent when greater than fifty percent of directors are independent. In Japan, this threshold is lowered to one third, which NS Partners believe to be sufficient at present, however this will be revisited as corporate governance reform progresses in the Japanese market. If the proposed board does not meet our independence criteria, NS Partners will generally vote against all non-independent candidates, except for the CEO, as this position is by nature non-independent and in most situations voting against a CEO could be unnecessarily disruptive. While NS Partners support insiders as board members as we feel they provide valuable knowledge and insight to the company, we believe that insider representation should largely reflect level of ownership or control, and therefore we may refrain from voting against certain non-independent candidates or vote against insiders if the number of insiders serving on a board is excessive. Furthermore, NS Partners believe that key committees (Audit, Compensation, Nomination and Governance) should be purely independent and will typically vote against non-independent directors serving on these committees.
SEPARATION OF CHAIR AND CEO: NS Partners believe that the responsibilities of the CEO and board Chair are fundamentally different and should thus be filled by different individuals. Therefore, NS Partners will support proposals to separate the roles of CEO and Chair and will consider voting against the Chair of the Nomination Committee when the roles are combined and a lead independent director has not been established.
GENDER DIVERSITY: NS Partners believe that board diversity has positive, long-term implications for a company’s performance, and therefore, will generally vote against the chair of the Nomination Committee if a board lacks female representation.
ATTENDANCE: NS Partners will typically vote against directors who have attended less than 75% of the board meetings held within a given year without a valid reason for these absences.
TENURE: NS Partners oppose age and term limits for individual directors and prefer to see board renewal occur through an annual evaluation process which assesses the effectiveness of the board, its committees and individual directors. If the average tenure of the board exceeds 10 years, NS Partners may vote against the longest-serving member of the board, other than the CEO.
OVERBOARDING: NS Partners will generally vote against directors who are over boarded. We consider a director over boarded if he/she: i) sits on more than a total of five public company boards; or ii) is a CEO and sits on more than a total of two public company boards.
CORPORATE STRUCTURE
GENERAL GUIDELINES: Changes in a company’s charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, NS Partners will most often vote in accordance with the company’s management on such proposals. However, NS Partners will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company.
MERGERS & ACQUISITIONS: NS Partners will review proposed mergers and acquisitions transactions on a case-by-case basis considering them based on their strategic rationale, valuation, long-term interest and impact on shareholders rights.
SHARE ISSUANCE: NS Partners oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or other anti-takeover devices, or if the issuance of new shares could excessively dilute the value of the outstanding shares.
BUYBACKS: NS Partners will consider share buyback proposals on a case-by-case basis taking into account the impact on long-term shareholder value, the level of disclosure, whether there is evidence that the buyback is being carried out to reward company insiders, and other relevant factors.
EXECUTIVE REMUNERATION
GENERAL GUIDELINES: NS Partners believe that robust executive remuneration guidelines are vital to the functioning of public companies and are a key expression of good corporate governance. While NS Partners are mindful of the complexity of this subject and the varying practices across markets, industries and capitalizations, the following principles guide our voting on matters of executive remuneration. NS Partners will consider factors such as company performance, pay-for-performance alignment, and level of disclosure when voting on proposals related to compensation. Additionally, NS Partners will consider metrics such as CEO base pay, overall CEO compensation, the multiple of annual CEO remuneration to median remuneration of all other employees, the multiple of annual CEO remuneration to the median of all other senior executives, dilution and the annual burn rate. Should NS Partners have concerns regarding any of these metrics we may vote against an advisory vote on executive compensation and may also consider voting against the chair and members of the Compensation Committee.
DIRECTOR REMUNERATION
GENERAL GUIDELINES: NS Partners believe that that pay for non-executive directors should be structured in such a way that ensures independence, objectivity and alignment with shareholders’ interests. Non-executive directors should not receive performance-based pay such as performance stock units (PSUs) or stock options, as this can encourage excessive risk-taking and impair objectivity. Instead, NS Partners prefer non-executive directors receive compensation in the form or cash or alternatively restricted stock units (RSUs) or deferred stock units (DSUs), which have the same economic interest as shares, and therefore directly align the interests of directors with those of shareholders.
AUDIT FUNCTION
GENERAL GUIDELINES: NS Partners believes that the company remains in the best position to select and auditor and will generally support management’s recommendation. However, NS Partners recognize there may be inherent conflicts of interest arising when a company’s auditor provides substantial non-audit related services for the company. Therefore, NS Partners may vote against the appointment of an auditor if the fees for non-audit related services are disproportionate to the total audit fees paid by the company or there are other reasons to question the independence of the company’s auditors.
RESPONSIBLE INVESTMENT
GENERAL GUIDELINES: As a signatory of the UN-backed Principles for Responsible Investment NS Partners takes into account environmental and social implications in our proxy voting. Specific proposals related to Environmental and Social issues will be reviewed and analyzed on a case-by-case basis, however NS Partners will generally vote in favour of shareholder proposals that seek to improve disclosure of environmental risks and will also generally vote in favour of shareholder proposals to improve transparency regarding social issues provided it is in the best interest of shareholders.
NS Partners recognizes that climate change poses both risks and opportunities for companies. As supporters of the Task Force on Climate-related Financial Disclosures (TCFD), we encourage companies to strengthen governance oversight of climate change, adopt cost-effective GHG emissions reduction measures, and provide transparency and comprehensive climate-related disclosures.
NS Partners will vote on a case-by-case basis, but generally supports climate-related proposals seeking increased disclosure of climate-related risks.
PROXY VOTING RECORDS
NS Partners provides a summary of its proxy voting record to its clients on a quarterly basis. Additional information is available to our clients on request.
PUTNAM INVESTMENT MANAGEMENT, LLC (“Putnam”)
Introduction and Summary
Many of Putnam’s investment management clients have delegated to Putnam the authority to vote proxies for shares in the client accounts Putnam manages. Putnam believes that the voting of proxies can be an important tool for institutional investors to promote best practices in corporate governance and votes all proxies in the best interests of its clients as investors. In Putnam’s view, strong corporate governance policies, most notably oversight by an independent board of qualified directors, best serve investors’ interests. Putnam will vote proxies and maintain records of voting of shares for which Putnam has proxy voting authority in accordance with its fiduciary obligations and applicable law.
Putnam’s voting policies are rooted in our views that (1) strong, independent corporate governance is important to long-term company financial performance, and (2) long-term investors’ active engagement with company management, including through the proxy voting process, strengthens issuer accountability and overall market discipline, potentially reducing risk and improving returns over time. Our voting program is offered as a part of our investment management services, at no incremental fee to Putnam, and, while there can be no guarantees, it is intended to offer potential investment benefits over a long-term horizon. Our voting policies are designed with investment considerations in mind, not as a means to pursue particular political, social, or other goals. As a result, we may not support certain proposals whose costs to the issuer (including implementation costs, practicability, and other factors), in Putnam’s view, outweigh their investment merits.
This memorandum sets forth Putnam’s policies for voting proxies. It covers all accounts for which Putnam has proxy voting authority. These accounts include the Putnam Mutual Funds1 and Putnam Exchange-Traded Funds, US and international institutional accounts and funds managed or sub-advised by The Putnam Advisory Company, LLC, Putnam Investments Limited and Putnam Fiduciary Trust Company, LLC. In addition, the policies include US mutual funds and other accounts sub-advised by Putnam Investment Management, LLC.2
Proxy Committee
Putnam has a Proxy Committee composed of senior professionals, including from the Putnam Equity investment team and the Putnam Equity Sustainability Strategy group. The Chief Investment Officer of Putnam Equity appoints the members of the Proxy Committee. The Proxy Committee is responsible for setting general policy as to proxies. Specifically, the Committee:
●Reviews these procedures and the Proxy Voting Guidelines annually and approves any amendments considered to be advisable.
●Considers special proxy issues as they may from time to time arise.
●Must approve all vote overrides recommended by investment professionals.
Proxy Voting Administration
The Putnam Sustainability Strategy group administers Putnam’s proxy voting through a Proxy Voting Team. The Proxy Voting Team has the following duties:
●Annually prepares the Proxy Voting Guidelines and distributes them to the Proxy Committee for review.
●Coordinates the Proxy Committee’s review of any new or unusual proxy issues and serves as Secretary thereto.
●Manages the process of referring issues to portfolio managers for voting instructions.
●Oversees the work of any third-party vendor hired to process proxy votes (as of the date of these procedures Putnam has engaged Institutional Shareholder Services (“ISS”) to process proxy votes) and the process of setting up the voting process with ISS and custodial banks for new clients.
●Coordinates responses to investment professionals’ questions on proxy issues and proxy policies, including forwarding specialized proxy research from ISS and other vendors and forwards information to investment professionals prepared by other areas at Putnam.
●Implements the exception process with respect to referred items on securities held solely in accounts managed by the Global Asset Allocation (“GAA”) team within
●Franklin Templeton Investment Solutions described in more detail in the Proxy Referral section below.
●Maintains required records of proxy votes on behalf of the appropriate Putnam client accounts.
●Prepares and distributes reports required by Putnam clients.
Proxy Voting Guidelines
Putnam maintains written voting guidelines (“Guidelines”) setting forth voting positions determined by the Proxy Committee on those issues believed most likely to arise day to day. The Guidelines may call for votes to be cast normally in favor of or opposed to a matter or may deem the matter an item to be referred to investment professionals on a case-by-case basis. A copy of the Guidelines is attached to this memorandum as Exhibit A.

In light of our views on the importance of issuer governance and investor engagement, which we believe are applicable across our various strategies and clients, regardless of a specific portfolio’s investment objective, Putnam will vote all proxies in accordance with the Guidelines, subject to two exceptions as follows:
●If the portfolio managers of client accounts holding the stock of a company with a proxy vote believe that following the Guidelines in any specific case would not be in the clients’ best interests, they may request the Proxy Voting Team not to follow the guidelines in such case. The request must be in writing and include an explanation of the rationale for doing so. The Proxy Voting Team will review any such request with the Proxy Committee (or, in cases with limited time, with the Chair of the Proxy Committee acting on the Proxy Committee’s behalf) prior to implementing the request.
●Putnam may accept instructions to vote proxies under client specific guidelines subject to review and acceptance by the Investment Division and the Legal and Compliance Department.
Other
●Putnam may elect not to vote when the security is no longer held.
●Putnam will abstain on items that require case-by-case review when a vote recommendation from the appropriate investment professional(s) cannot be obtained due to restrictive voting deadlines or other prohibitive operational or administrative requirements.
●Where securities held in Putnam client accounts, including the Putnam mutual funds, have been loaned to third parties in connection with a securities lending program administered by Putnam (through securities lending agents overseen by Putnam), Putnam has instructed lending agents to recall U.S. securities on loan to vote proxies, in accordance with Putnam’s securities lending procedures. Due to differences in non-U.S. markets, Putnam does not currently seek to recall non-U.S. securities on loan. In addition, where Putnam does not administer a client’s securities lending program, this recall policy does not apply, since Putnam generally does not have information on loan details or authority to effect recalls in those cases. It is possible that, for impracticability or other reasons, a recalled security may not be returned to the relevant custodian in time to allow Putnam to vote the relevant proxy.
●Putnam will make its reasonable best efforts to vote all proxies except when impeded by circumstances that are reasonably beyond its control and responsibility, such as custodial proxy voting services, in part or whole, not available or not established by a client, or custodial error.
Proxy Voting Referrals
Under the Guidelines, certain proxy matters will be referred to Portfolio Managers. The Portfolio Manager receiving the referral request may delegate the vote decision to an appropriate Analyst from among a list of eligible analysts (such list to be approved by the Chief Investment Officer of the Putnam Equity group and the Director of Equity Research for the Putnam Equity group). The Analyst will be required to make the affirmation and disclosures identified in (3) below. Normally specific referral items will be referred to the portfolio team leader (or another member of the portfolio team he or she designates) whose accounts hold the greatest number of shares of the issuer of the proxies through the Proxy Referral Administration Database. The referral request contains (1) a field that will be used by the portfolio team leader or member for recommending a vote on each referral item, (2) a field for describing any contacts relating to the proxy referral item the portfolio team may have had with any Franklin Templeton employee outside Putnam Equity or with any person other than a proxy solicitor acting in the normal course of proxy solicitation, and (3) a field for portfolio managers to affirm that they are making vote recommendations in the best interest of client accounts and have disclosed to Compliance any potential conflicts of interest relevant to their vote recommendation.
Putnam may vote any referred items on securities held solely in accounts managed by the GAA team within Franklin Templeton Investment Solutions (and not held by any other investment product team) in accordance with the recommendation of Putnam’s third- party proxy voting service provider. The Proxy Voting Team will first give the relevant portfolio manager(s) on the GAA team the opportunity to review the referred items and vote on them. If the portfolio manager(s) on the GAA team do not decide to make any active voting decision on any of the referred items, the items will be voted in accordance with the service provider’s recommendation. If the security is also held by other investment teams at Putnam Equity, the items will be referred to the largest holder who is not a member of the GAA team.
The portfolio team leader or members who have been requested to provide a recommendation on a proxy referral item will complete the referral request. Upon receiving each completed referral request from the applicable Portfolio Manager or

Analyst, the Proxy Voting Team will review the completed request for accuracy and completeness, and will follow up with investment personnel as appropriate.
Conflicts of Interest
A potential conflict of interest may arise when voting proxies of an issuer which has a significant business relationship with Putnam. For example, Putnam could manage a defined benefit or defined contribution pension plan for the issuer. Putnam’s policy is to vote proxies based solely on the investment merits of the proposal. In order to guard against conflicts, the following procedures have been adopted:
●The Proxy Committee is composed of senior professionals, including Portfolio Managers in Putnam Equity and the Putnam Equity Sustainability Strategy group. None of these individuals or groups reports to Franklin Templeton’s marketing businesses.
●No Franklin Templeton employee outside Putnam Equity may contact any portfolio manager about any proxy vote without first contacting the Proxy Voting Team or a senior lawyer in the Legal and Compliance Department. There is no prohibition on employees seeking to communicate investment- related information to investment professionals except for Putnam’s restrictions on dissemination of material, non-public information. However, the Proxy Voting Team will coordinate the delivery of such information to investment professionals to avoid appearances of conflict.
●Investment professionals responding to referral requests must disclose any contacts with third parties other than normal contact with proxy solicitation firms and must affirm that they are making vote recommendations in the best interest of client accounts and have disclosed to the Proxy Voting Team any potential conflicts of interest relevant to their vote recommendation.
●The Proxy Voting Team will review the name of the issuer of each proxy that contains a referral item against various sources of Putnam business relationships maintained by the Legal and Compliance Department or Client Service for potential material business relationships (i.e., conflicts of interest). For referrals, the Proxy Voting Team will complete the Proxy Voting Conflict of Interest Disclosure Form (attached as Exhibit B and C) via the Proxy Referral Administration Database and will prepare a quarterly report for the Putnam Chief Compliance Officer identifying all completed Conflict of Interest Disclosure forms.
●Putnam’s Proxy Voting Guidelines may only be overridden with the written recommendation from a member of the Investment Division and concurrence of the Proxy Committee (or, in cases with limited time, with the Chair of the Proxy Committee on the Proxy Committee’s behalf).
Recordkeeping
The Putnam Equity Sustainability Strategy Group will retain copies of the following books and records:
●A copy of the Proxy Voting Procedures and Guidelines as are from time to time in effect;
●A copy of each proxy statement received with respect to securities in client accounts;
●Records of each vote cast for each client;
●Internal documents generated in connection with a proxy referral, such as emails, memoranda, etc.
●Written reports to clients on proxy voting and all client requests for information and Putnam’s response.
All records will be maintained for seven years. A proxy vendor may on Putnam’s behalf maintain the records noted in 2 and 3 above if it commits to providing copies promptly upon request.
FOOTNOTES
1
Effective January 27, 2023, the Board of Trustees of the Putnam Mutual Funds delegated proxy voting authority to Putnam Investment Management, LLC, the investment manager to the Putnam Mutual Funds.
2
The Putnam Proxy Voting Procedures and Guidelines will apply also to certain funds and institutional and other accounts managed by Franklin Advisers, Inc. (“FAV”) but formerly managed or sub-advised by one of the Putnam adviser entities identified above, pursuant to sub-advisory agreements in effect from time to time between FAV and the relevant Putnam entity(ies).
VICTORY CAPITAL MANAGEMENT INC. (“VICTORY CAPITAL”)
It is Victory Capital’s policy to vote the Portfolio’s proxies in the best interests of the Portfolio and its shareholders. This entails voting client proxies with the objective of increasing the long-term economic value of Portfolio assets. To assist it in making proxy-voting decisions, Victory Capital has adopted a Proxy Voting Policy (“Policy”) that establishes voting guidelines (“Proxy Voting Guidelines”) with respect to certain recurring issues. The Policy is reviewed on an annual basis by Victory Capital’s Proxy Committee (“Proxy Committee”) and revised when the Proxy Committee determines that a change is appropriate.
Voting under Victory Capital’s Policy may be executed through administrative screening per established guidelines with oversight by the Proxy Committee or upon vote by a quorum of the Proxy Committee. Victory Capital delegates to Institutional Shareholder Services (“ISS”), an independent service provider, the non-discretionary administration of proxy voting for its clients, subject to oversight by the Proxy Committee. In no circumstances shall ISS have the authority to vote proxies except in accordance with standing or specific instructions given to it by Victory Capital.
Victory Capital’s Proxy Committee determines how proxies are voted by following established guidelines, which are intended to assist in voting proxies and are not considered rigid rules. The Proxy Committee is directed to apply the guidelines as appropriate. On occasion, however, a contrary vote may be warranted when such action is in the best interests of the Portfolio or if required by the client. In such cases, Victory Capital may consider, among other things:
●the effect of the proposal on the underlying value of the securities
●the effect on marketability of the securities
●the effect of the proposal on future prospects of the issuer
●the composition and effectiveness of the issuer’s board of directors
●the issuer’s corporate governance practices
●the quality of communications from the issuer to its shareholders
Victory Capital may also take into account independent third-party, general industry guidance or other corporate governance review sources when making decisions. It may additionally seek guidance from other senior internal sources with special expertise on a given topic where it is appropriate. Victory Capital generally votes on a case-by-case basis, taking into consideration whether implementation of an Environmental, Social, and Governance (“ESG”)-related proposal is likely to enhance or protect shareholder value. The investment team’s opinion concerning the management and prospects of the issuer may be taken into account in determining whether a vote for or against a proposal is in the Portfolio’s best interests. Insufficient information, onerous requests or vague, ambiguous wording may indicate that a vote against a proposal is appropriate, even when the general principal appears to be reasonable.
The following examples illustrate the Victory Capital’s policy with respect to some common proxy votes. This summary is not an exhaustive list of all the issues that may arise or of all matters addressed in the Guidelines, and whether Victory Capital supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information.
Directors
●Victory Capital generally supports the election of directors in uncontested elections, except when there are issues of accountability, responsiveness, composition, and/or independence.
●Victory Capital generally supports proposals for an independent chair taking into account factors such as the current board leadership structure, the company’s governance practices, and company performance.
●Victory Capital generally supports proxy access proposals that are in line with the market standards regarding the ownership threshold, ownership duration, aggregation provisions, cap on nominees, and do not contain any other unreasonably restrictive guidelines.
●Victory Capital reviews contested elections on a case-by-case basis taking into account such factors as the company performance, particularly the long-term performance relative to the industry; the management track record; the nominee qualifications and compensatory arrangements; the strategic plan of the dissident and its critique of the current management; the likelihood that the proposed goals and objectives can be achieved; the ownership stakes of the relevant parties; and any other context that is particular to the company and the nature of the election.
Capitalization & Restructuring
●Victory Capital generally supports capitalization proposals that facilitate a corporate transaction that is also being supported and for general corporate purposes so long as the increase is not excessive and there are no issues of superior voting rights, company performance, previous abuses of capital, or insufficient justification for the need for additional capital.

Mergers and Acquisitions
●Victory Capital reviews mergers and acquisitions on a case-by-case basis to balance the merits and drawbacks of the transaction and factors such as valuation, strategic rationale, negotiations and process, conflicts of interest, and the governance profile of the company post-transaction.
Compensation
●Victory Capital reviews all compensation proposals for pay-for-performance alignment, with emphasis on long-term shareholder value; arrangements that risk pay for failure; independence in the setting of compensation; inappropriate pay to non-executive directors, and the quality and rationale of the compensation disclosure.
●Victory Capital will generally vote FOR advisory votes on executive compensation (“say on pay”) unless there is a pay-for-performance misalignment; problematic pay practice or non-performance based element; incentive for excessive risk-taking, options backdating; or a lack of compensation committee communication and/or responsiveness to shareholder concerns.
●Victory Capital will vote case-by-case on equity based compensation plans taking into account factors such as the plan cost; the plan features; and the grant practices as well as any overriding factors that may have a significant negative impact on shareholder interests.
Social and Environmental Issues
●Victory Capital will vote case-by-case on topics such as consumer and product safety; environment and energy; labor standards and human rights; workplace and board diversity; and corporate and political issues, taking into account factors such as the implementation of the proposal is likely to enhance or protect shareholder value; whether the company has already responded in an appropriate and sufficient manner to the issue raised; whether the request is unduly burdensome; and whether the issue is more appropriately or effectively handled through legislation or other regulations.
Occasionally, conflicts of interest arise between Victory Capital’s interests and those of the Portfolio or another client. When this occurs, the Proxy Committee must document the nature of the conflict and vote the proxy in accordance with the Proxy Voting Guidelines unless such guidelines are judged by the Proxy Committee to be inapplicable to the proxy matter at issue. In the event that the Proxy Voting Guidelines are inapplicable or do not mitigate the conflict, Victory Capital will seek the opinion of its chief compliance officer or consult with an external independent adviser. In the case of a Proxy Committee member having a personal conflict of interest (e.g. a family member is on the board of the issuer), such member will abstain from voting. Finally, Victory Capital reports to the Board annually any proxy votes that took place involving a conflict, including the nature of the conflict and the basis or rationale for the voting decision made.
WCM INVESTMENT MANAGEMENT, LLC (“WCM”)
Proxy Voting Procedures
WCM accepts responsibility for voting proxies whenever requested by a Client or as required by law. Each Client’s investment management agreement should specify whether WCM is to vote proxies relating to securities held for the Client’s account. If the agreement is silent as to the proxy voting and no instructions from the client are on file, WCM will assume responsibility of proxy voting.
In cases in which WCM has proxy voting authority for securities held by its advisory clients, WCM will ensure securities are voted for the exclusive benefit, and in the best economic interest, of those clients and their beneficiaries, subject to any restrictions or directions from a client. Such voting responsibilities will be exercised in a manner that is consistent with the general antifraud provisions of the Advisers Act, the Proxy Voting Rule, Rule 206(4)-6, and for ERISA accounts, the DOL’s Proxy Voting Rule, as well as with WCM’s fiduciary duties under federal and state law to act in the best interests of its clients. Even when WCM has proxy voting authority, a Client may request that WCM vote in a certain manner. Any such instructions shall be provided to WCM, in writing or electronic communication, saved in the Client files and communicated to the Portfolio Associate and Proxy Admin.
Special Rules for ERISA

Unless proxy voting responsibility has been expressly reserved by the plan, trust document, or investment management agreement, and is being exercised by another “named fiduciary” for an ERISA Plan Client, WCM, as the investment manager for the account, has the exclusive authority to vote proxies or exercise other shareholder actions relating to securities held for the Plan’s account. The interests or desires of plan sponsors should not be considered. In addition, if a “named fiduciary” for the plan has provided WCM with written proxy voting guidelines, those guidelines must be followed, unless the guidelines, or the results of following the guidelines, would be contrary to the economic interests of the plan's participants or beneficiaries, imprudent or otherwise contrary to ERISA.
Investors in WCM Private Funds which are deemed to hold “plan assets” under ERISA accept WCM’s investment policy statement and a proxy voting policy before they are allowed to invest.
Role of the Independent Proxy Adviser
WCM uses the proxy voting recommendations of Glass Lewis (our “Proxy Adviser”). The purpose of the Proxy Advisers proxy research and advice is to facilitate shareholder voting in favor of governance structures that will drive performance and create shareholder value. Because the Proxy Adviser is not in the business of providing consulting services to public companies, it can focus solely on the best interests of investors. The Proxy Adviser’s approach to corporate governance is to look at each company individually and determine what is in the best interests of the shareholders of each particular company. Research on proxies covers more than just corporate governance– the Proxy Adviser analyzes accounting, executive compensation, compliance with regulation and law, risks and risk disclosure, litigation and other matters that reflect on the quality of board oversight and company transparency.
The voting recommendations of the Proxy Adviser are strongly considered; however, the final determination for voting in the best economic interest of the clients is the responsibility of the relevant strategy Investment Strategy Group (“ISG”). When a decision is reached to vote contrary to the recommendation of the Proxy Adviser, the ISG will address any potential conflicts of interest (as described in this policy) and proceed accordingly. They will maintain documentation to support the decision, which will be reviewed by the Compliance Team.
WCM will take reasonable steps under the circumstances to make sure that all proxies are received and for those that WCM has determined should be voted, are voted in a timely manner.
Role of the Portfolio Associate
The Portfolio Associate is responsible for the onboarding and maintenance of Client accounts. For each Client, the Portfolio Associate:
●Determines whether WCM is vested with proxy voting responsibility or whether voting is reserved to the Client or delegated to another designee;
●Instructs registered owners of record (e.g. the Client, Trustee or Custodian) that receive proxy materials from the issuer or its information agent to send proxies electronically directly to Broadridge/ProxyEdge, a third party service provider, to: (1) provide notification of impending votes; (2) vote proxies based on the Proxy Adviser and/or WCM recommendations; and (3) maintain records of such votes electronically.
●Assigns the appropriate proxy voting guidelines based on a Client’s Investment Policy Guidelines; and
●Reports proxy voting records to the Client, as requested.
Role of the Proxy Admin.
The Proxy Admin circulates proxy ballot information and administers the proxy vote execution process. The Proxy Admin:
●Monitors the integrity of the data feed between the Client’s registered owner of record and Broadridge/Proxy Edge;
●Executes votes based on the recommendation of the Proxy Adviser or ISG; and
●Ensures all votes are cast in a timely manner.

Role of the ISG and Analysts
With the support of the Analysts, and in consideration of the voting recommendation of the Proxy Adviser, the Investment Strategy Group (ISG) is responsible for review of the Proxy Adviser policy and final vote determination. The ISG:
●Annually, reviews the policy of the Proxy Adviser to ensure voting recommendations are based on a Client’s best interest;
●Reviews the ballot voting recommendations of the Proxy Adviser; and
●Investigates ballot voting issues during the normal course of research, company visits, or discussions with company representatives.
If the ISG:
●Agrees with the voting recommendation of the Proxy Adviser, no further action is required;
●Disagrees with the voting recommendation of the Proxy Adviser, they will:
●Deal with conflicts of interest, as described below;
●Provide updated voting instructions to the Proxy Admin;
●Document the rationale for the decision, which is provided to Compliance.
Certain Proxy Votes May Not Be Cast
In some cases, WCM may determine that it is in the best interests of our clients to abstain from voting certain proxies. WCM will abstain from voting in the event any of the following conditions are met with regard to a proxy proposal:
●Neither the Proxy Adviser’ recommendation nor specific client instructions cover an issue;
●In circumstances where, in WCM’s judgment, the costs of voting the proxy exceed the expected benefits to the Client.
In addition, WCM will only seek to vote proxies for securities on loan when such a vote is deemed to have a material impact on the account. In such cases, materiality is determined and documented by the ISG.
Further, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g., in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). WCM believes that the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, WCM generally will not vote those proxies subject to “share blocking.”
Identifying and Dealing with Material Conflicts of Interest between WCM and Proxy Issuer
WCM believes the use of the Proxy Adviser’s independent guidelines helps to mitigate proxy voting related conflicts between the firm and its clients. Notwithstanding WCM may choose to vote a proxy against the recommendation of the Proxy Adviser, if WCM believes such vote is in the best economic interest of its clients. Such a decision will be made and documented by the ISG. Because WCM retains this authority, it creates a potential conflict of interest between WCM and the proxy issuer. As a result, WCM may not overrule the Proxy Adviser’s recommendation with respect to a proxy unless the following steps are taken by the CCO:
●The CCO must determine whether WCM has a conflict of interest with respect to the issuer that is the subject of the proxy. The CCO will use the following standards to identify issuers with which WCM may have a conflict of interest.

●Significant Business Relationships – The CCO will determine whether WCM may have a significant business relationship with the issuer, such as, for example, where WCM manages a pension plan. For this purpose, a “significant business relationship” is one that: (i) represents 1% or $1,000,000 of WCM’s revenues for the fiscal year, whichever is less, or is reasonably expected to represent this amount for the current fiscal year; or (ii) may not directly involve revenue to WCM but is otherwise determined by the CCO to be significant to WCM.
●Significant Personal/Family Relationships – the CCO will determine whether any Supervised Persons who are involved in the proxy voting process may have a significant personal/family relationship with the issuer. For this purpose, a “significant personal/family relationship” is one that would be reasonably likely to influence how WCM votes proxies. To identify any such relationships, the CCO shall obtain information about any significant personal/family relationship between any Supervised Person of WCM who is involved in the proxy voting process (e.g., ISG members) and senior Supervised Persons of issuers for which WCM may vote proxies.
●If the CCO determines that WCM has a conflict of interest with respect to the issuer, the CCO shall determine whether the conflict is “material” to any specific proposal included within the proxy. The CCO shall determine whether a proposal is material as follows:
●Routine Proxy Proposals – Proxy proposals that are “routine” shall be presumed not to involve a material conflict of interest for WCM, unless the ISG has actual knowledge that a routine proposal should be treated as material. For this purpose, “routine” proposals would typically include matters such as the selection of an accountant, uncontested election of directors, meeting formalities, and approval of an annual report/financial statements.
●Non-Routine Proxy Proposals – Proxy proposals that are “non-routine” shall be presumed to involve a material conflict of interest for WCM, unless the CCO determines that WCM’s conflict is unrelated to the proposal in question (see 3. below). For this purpose, “non-routine” proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock option plans, retirement plans, profit sharing or other special remuneration plans).
●Determining that a Non-Routine Proposal is Not Material – As discussed above, although non-routine proposals are presumed to involve a material conflict of interest, the CCO may determine on a case-by-case basis that particular non-routine proposals do not involve a material conflict of interest. To make this determination, the CCO must conclude that a proposal is not directly related to WCM’s conflict with the issuer or that it otherwise would not be considered important by a reasonable investor. The CCO shall record in writing the basis for any such determination.
●For any proposal where the CCO determines that WCM has a material conflict of interest, WCM may vote a proxy regarding that proposal in any of the following manners:
●Obtain Client Consent or Direction – If the CCO approves the proposal to overrule the recommendation of the Proxy Adviser, WCM shall fully disclose to each client holding the security at issue the nature of the conflict, and obtain the client’s consent to how WCM will vote on the proposal (or otherwise obtain instructions from the client as to how the proxy on the proposal should be voted).
●Use the Proxy Adviser’s Recommendation – Vote in accordance with the Proxy Adviser’s recommendation.
●For any proposal where the CCO determines that WCM does not have a material conflict of interest, the ISG may overrule the Proxy Adviser’s recommendation if the ISG reasonably determines that doing so is in the best interest of WCM’s clients. If the ISG decides to overrule the Proxy Adviser’s recommendation, the ISG will maintain documentation to support their decision.
Dealing with Material Conflicts of Interest between a Client and the Proxy Adviser or Proxy Issuer
If WCM is notified by a client regarding a conflict of interest between them and the Proxy Adviser or the proxy issuer, The CCO will evaluate the circumstances and either
●elevate the decision to the ISG who will make a determination as to what would be in the Client’s best interest;
●if practical, seek a waiver from the Client of the conflict; or
●if agreed upon in writing with the Clients, forward the proxies to affected Clients allowing them to vote their own proxies.

Maintenance of Proxy Voting Records
As required by Rule 204-2 under the Advisers Act, and for ERISA accounts, the DOL’s Proxy Voting Rule, WCM will maintain or procure the maintenance of the following records relating to proxy voting for a period of at least five years:
●a copy of these Proxy Policies, as they may be amended from time to time;
●copies of proxy statements received regarding Client securities;
●a record of each proxy vote cast on behalf of its Clients;
●a copy of any internal documents created by WCM that were material to making the decision how to vote proxies on behalf of its Clients; and
●each written Client request for information on how WCM voted proxies on behalf of the Client and each written response by WCM to oral or written Client requests for this information.
As permitted by Rule 204-2(c), electronic proxy statements and the record of each vote cast on behalf of each Client account will be maintained by ProxyEdge. WCM shall obtain and maintain an undertaking from ProxyEdge to provide it with copies of proxy voting records and other documents relating to its Clients’ votes promptly upon request. WCM and ProxyEdge may rely on the SEC’s EDGAR system to keep records of certain proxy statements if the proxy statements are maintained by issuers on that system (e.g., large U.S.-based issuers).
Disclosure
WCM will provide all Clients a summary of these Proxy Policies, either directly or by delivery to the Client of a copy of its Form ADV, Part 2A containing such a summary, and information on how to obtain a copy of the full text of these Proxy Policies and a record of how WCM has voted the Client’s proxies. Upon receipt of a Client’s request for more information, WCM will provide to the Client a copy of these Proxy Policies and/or in accordance with the Client’s stated requirements, how the Client’s proxies were voted during the period requested. Such periodic reports will not be made available to third parties absent the express written request of the Client. However, to the extent that WCM serves as a sub-adviser to another adviser to a Client, WCM will be deemed to be authorized to provide proxy voting records on such Client accounts to such other adviser.
Oversight of the Proxy Adviser
Prior to adopting the proxy guidelines and recommendations of a Proxy Adviser, WCM will exercise prudence and diligence to determine that the guidelines for proxy recommendations are consistent with WCM’s fiduciary obligations. Each year, Compliance, in conjunction with input from the Proxy Admin, the ISG and others as determined by the CCO, will review WCM’s relationship with, and services provided by the Proxy Adviser. To facilitate this review, WCM will request information from the Proxy Adviser in consideration of the Proxy Adviser processes, policies and procedures to:
●Analyze and formulate voting recommendations on the matters for which WCM is responsible for voting and to disclose its information sources and methods used to develop such voting recommendations;
●Ensure that it has complete and accurate information about issuers when making recommendations and to provide its clients and issuers timely opportunities to provide input on certain matters;
●Resolve any identified material deficiencies in the completeness or accuracy of information about issuers for whom voting recommendations are made; and
●Identify, resolve, and disclose actual and potential conflicts of interest associated with its recommendations;
Additionally, WCM will review the Proxy Adviser’s proposed changes to its proxy voting guidelines to ensure alignment with the ISG’s expectations. The Proxy Adviser typically distributes proposed changes to its guidelines annually; therefore, WCM’s review of these proposed changes will typically coincide with the Proxy Adviser’s schedule.
WELLINGTON MANAGEMENT COMPANY LLP (“WELLINGTON MANAGEMENT”)
Introduction
Wellington Management has adopted and implemented policies and procedures it believes are reasonably designed to ensure that proxies are voted in the best interests of clients for which it exercises proxy-voting discretion.

The purpose of this document is to outline Wellington Management’s approach to executing proxy voting. Wellington Management’s Proxy Voting Guidelines (the “Guidelines”), which are contained in a separate document, set forth broad guidelines and positions on common issues that Wellington Management uses for voting proxies. The Guidelines set out our general expectations on how we vote rather than rigid rules that we apply without consideration of the particular facts and circumstances.
Statement of Policy
Wellington Management:
●Votes client proxies for clients that have affirmatively delegated proxy voting authority, in writing, unless we have arranged in advance with a particular client to limit the circumstances in which the client would exercise voting authority, or we determine that it is in the best interest of one or more clients to refrain from voting a given proxy.
●Seeks to vote proxies in the best financial interests of the clients for which we are voting.
●Identifies and resolves all material proxy-related conflicts of interest between the firm and our clients in the best interests of the client.
Responsibility and Oversight
The Proxy Voting Team monitors regulatory requirements with respect to proxy voting and works with the firm’s Legal and Compliance Group and the Investment Stewardship Committee to develop practices that implement those requirements. The Proxy Voting Team also acts as a resource for portfolio managers and investment research analysts on proxy matters as needed. Day-to-day administration of the proxy voting process is the responsibility of the Proxy Voting Team. The Investment Stewardship Committee, a senior, cross-functional group of experienced professionals, is responsible for oversight of the implementation of the Global Proxy Policy and Procedures, review and approval of the Guidelines, and identification and resolution of conflicts of interest. The Investment Stewardship Committee reviews the Guidelines as well as the Global Proxy Policy and Procedures annually.
Procedures
Use of Third-Party Voting Agent
Wellington Management uses the services of a third-party voting agent for research and to manage the administrative aspects of proxy voting. We view third-party research as an input to our process. Wellington Management complements the research provided by its primary voting agent with research from other firms.
Our primary voting agent processes proxies for client accounts and maintains records of proxies voted. For certain routine issues, as detailed below, votes may be instructed according to standing instructions given to our primary voting agent, which are based on the Guidelines.
We manually review instances where our primary voting agent discloses a material conflict of interest of its own, potentially impacting its research outputs. We perform oversight of our primary voting agent, which involves regular service calls and an annual due diligence exercise, as well as regular touchpoints in the normal course of business.
Receipt of Proxy
If a client requests that Wellington Management vote proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting materials to Wellington Management or its designated voting agent in a timely manner.
Reconciliation
Proxies for public equity securities received by electronic means are matched to the securities eligible to be voted, and a reminder is sent to custodians/trustees that have not forwarded the proxies due. This reconciliation is performed at the ballot level. Although proxies received for private equity securities, as well as those received in non-electronic format for any securities, are voted as received, Wellington Management is not able to reconcile these ballots, and does not notify custodians of non-receipt; Wellington Management is only able to reconcile ballots where clients have consented to providing holdings information with its provider for this purpose.
Proxy Voting Process
Our approach to voting is investment-led and serves as an influential component of our engagement and escalation strategy. The Investment Stewardship Committee, a cross-functional group of experienced professionals, oversees Wellington Management’s activities with regards to proxy voting practices.
Routine issues that can be addressed by the proxy voting guidance below are voted by means of standing instructions communicated to our primary voting agent. Some votes warrant analysis of specific facts and circumstances and therefore are reviewed individually. We examine such vote sources including internal research notes, third-party voting research and company engagement. While manual votes are often resolved by investment research teams, each portfolio manager is empowered to make a final decision for their relevant client portfolio(s), absent a material conflict of interest. Proactive portfolio manager input is sought under certain circumstances, which may include consideration of position size and proposal subject matter and nature. Where portfolio manager input is proactively sought, deliberation across the firm may occur. This collaboration does not prioritize consensus across the firm above all other interests but rather seeks to inform portfolio managers’ decisions by allowing them to consider multiple perspectives. Portfolio managers may occasionally arrive at different voting conclusions for their clients, resulting in decisions for the same vote. Voting procedures and the deliberation that occurs before a vote decision are aligned with our role as active owners and fiduciaries for our clients.
Material Conflict of Interest Identification and Resolution Processes
Further detail on our management of conflicts of interest can be found in our Stewardship Conflicts of Interest Policy, available on our website.
Other Considerations
In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following are potential instances in which a proxy vote might not be entered.
Securities Lending
Clients may elect to participate in securities lending Such lending may impact their ability to have their shares voted. Under certain circumstances, and where practical considerations allow, Wellington Management may determine that the anticipated value of voting could outweigh the benefit to the client resulting from use of securities for lending and recommend that a client attempt to have its custodian recall the security to permit voting of related proxies. We do not borrow shares for the sole purpose of exercising voting rights.
Share Blocking and Re-Registration
Certain countries impose trading restrictions or requirements regarding re-registration of securities held in omnibus accounts in order for shareholders to vote a proxy. The potential impact of such requirements is evaluated when determining whether to vote such proxies.
Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs
Wellington Management may abstain from voting a proxy when the proxy statement or other available information is inadequate to allow for an informed vote; the proxy materials are not delivered in a timely fashion; or, in Wellington Management’s judgment, the costs of voting exceed the expected benefits to clients (included but not limited to instances such as when powers of attorney or consularization or the disclosure of client confidential information are required).

Additional Information
Wellington Management maintains records related to proxies pursuant to Rule 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws. In addition, Wellington Management discloses voting decisions through its website, including the rationale for votes against management.
Wellington Management provides clients with a copy of its Global Proxy Policy and Procedures, as well as the Voting Guidelines, upon written request. In addition, Wellington Management will provide specific client information relating to proxy voting to a client upon written request.

Appendix C
Portfolio Managers
INVESTMENTS IN EACH FUND
Name of Portfolio Manager	Fund Name	Dollar Range of Investments in Each Fund as of December 31, 2024[1]
Allspring Global Investments, LLC
Michael T. Smith, CFA	NVIT Allspring Discovery Fund	None
Christopher J. Warner, CFA	NVIT Allspring Discovery Fund	None
Robert Gruendyke, CFA	NVIT Allspring Discovery Fund	None
AQR Capital Management, LLC
Michele L. Aghassi, Ph.D.	NVIT AQR Large Cap Defensive Style Fund	None
Andrea Frazzini, Ph.D., M.S.	NVIT AQR Large Cap Defensive Style Fund	None
Clifford S. Asness, Ph.D., M.B.A.	NVIT AQR Large Cap Defensive Style Fund	None
John J. Huss	NVIT AQR Large Cap Defensive Style Fund	None
Atlanta Capital Management Company, L.L.C.
Joe B. Hudepohl, CFA	NVIT Calvert Equity Fund	None
Robert R. Walton, CFA	NVIT Calvert Equity Fund	None
Lance V. Garrison, CFA	NVIT Calvert Equity Fund	None
Jeff A. Miller, CFA	NVIT Calvert Equity Fund	None
BlackRock Investment Management, LLC
Jennifer Hsui, CFA	NVIT International Index Fund	None
	NVIT Mid Cap Index Fund	None
	NVIT S&P 500 Index Fund	None
	NVIT Small Cap Index Fund	None
Peter Sietsema	NVIT International Index Fund	None
	NVIT Mid Cap Index Fund	None
	NVIT S&P 500 Index Fund	None
	NVIT Small Cap Index Fund	None
Paul Whitehead	NVIT International Index Fund	None
	NVIT Mid Cap Index Fund	None
	NVIT S&P 500 Index Fund	None
	NVIT Small Cap Index Fund	None
James Mauro	NVIT Bond Index Fund	None
Karen Uyehara	NVIT Bond Index Fund	None
Tony DeSpirito	NVIT BlackRock Equity Dividend Fund	None
David Zhao	NVIT BlackRock Equity Dividend Fund	None
DoubleLine Capital LP
Jeffrey E. Gundlach	NVIT DoubleLine Total Return Tactical Fund	None
Jeffrey J. Sherman, CFA	NVIT DoubleLine Total Return Tactical Fund	None
Federated Investment Management Company
Mark E. Durbiano, CFA	NVIT Federated High Income Bond Fund	None
Randal Stuckwish, CFA	NVIT Federated High Income Bond Fund	None
FIAM LLC
Sam Polyak, CFA	NVIT Fidelity Institutional AM® Emerging Markets Fund	None
Invesco Advisers, Inc.
Ronald J. Zibelli, Jr., CFA	NVIT Invesco Small Cap Growth Fund	None
	NVIT Multi-Manager Small Company Fund	None

Name of Portfolio Manager	Fund Name	Dollar Range of Investments in Each Fund as of December 31, 2024[1]
Ash Shah, CFA, CPA	NVIT Invesco Small Cap Growth Fund	None
	NVIT Multi-Manager Small Company Fund	None
J.P. Morgan Investment Management Inc.
Scott B. Davis	NVIT J.P. Morgan U.S. Equity Fund	None
David Small	NVIT J.P. Morgan U.S. Equity Fund	None
Shilpee Raina, CFA	NVIT J.P. Morgan U.S. Equity Fund	None
Manish Goyal	NVIT J.P. Morgan Digital Evolution Strategy Fund	None
	NVIT J.P. Morgan Innovators Fund	None
SK Prasad Borra	NVIT J.P. Morgan Digital Evolution Strategy Fund	None
Giri Devulapally	NVIT J.P. Morgan Large Cap Growth Fund	None
Joseph Wilson	NVIT J.P. Morgan Large Cap Growth Fund	None
	NVIT J.P. Morgan US Technology Leaders Fund	None
Larry H. Lee	NVIT J.P. Morgan Large Cap Growth Fund	None
Holly Morris	NVIT J.P. Morgan Large Cap Growth Fund	None
Robert Maloney	NVIT J.P. Morgan Large Cap Growth Fund	None
Eric Ghernati	NVIT J.P. Morgan US Technology Leaders Fund	None
Jacobs Levy Equity Management, Inc.
Bruce I. Jacobs, Ph.D.	NVIT Jacobs Levy Large Cap Core Fund	None
	NVIT Jacobs Levy Large Cap Growth Fund	None
	NVIT Multi-Manager Small Cap Value Fund	None
	NVIT Multi-Manager Small Company Fund	None
Kenneth N. Levy, CFA	NVIT Jacobs Levy Large Cap Core Fund	None
	NVIT Jacobs Levy Large Cap Growth Fund	None
	NVIT Multi-Manager Small Cap Value Fund	None
	NVIT Multi-Manager Small Company Fund	None
Lazard Asset Management LLC
Paul Moghtader	NVIT International Equity Fund	None
Peter Kashanek	NVIT International Equity Fund	None
Alex Lai	NVIT International Equity Fund	None
Kurt Livermore	NVIT International Equity Fund	None
Ciprian Marin	NVIT International Equity Fund	None
Loomis, Sayles & Company, L.P.
Christopher T. Harms	NVIT Loomis Core Bond Fund	None
	NVIT Loomis Short Term Bond Fund	None
Clifton V. Rowe, CFA	NVIT Loomis Core Bond Fund	None
	NVIT Loomis Short Term Bond Fund	None
Daniel Conklin, CFA	NVIT Loomis Core Bond Fund	None
	NVIT Loomis Short Term Bond Fund	None
Ian Anderson	NVIT Loomis Core Bond Fund	None
Barath W. Sankaran, CFA	NVIT Loomis Core Bond Fund	None
Nationwide Asset Management, LLC
Chad W. Finefrock, CFA	NVIT Government Bond Fund	None
Nicholas J. Kern, CFA	NVIT Government Bond Fund	None
Newton Investment Management North America, LLC
James H. Stavena	NVIT BNY Mellon Dynamic U.S. Core Fund	None
	NVIT BNY Mellon Dynamic U.S. Equity Income Fund	None
Dimitri Curtil	NVIT BNY Mellon Dynamic U.S. Core Fund	None
	NVIT BNY Mellon Dynamic U.S. Equity Income Fund	None

Name of Portfolio Manager	Fund Name	Dollar Range of Investments in Each Fund as of December 31, 2024[1]
Torrey K. Zaches, CFA	NVIT BNY Mellon Dynamic U.S. Core Fund	None
	NVIT BNY Mellon Dynamic U.S. Equity Income Fund	None
Brian C. Ferguson	NVIT BNY Mellon Dynamic U.S. Equity Income Fund	None
John C. Bailer, CFA	NVIT BNY Mellon Dynamic U.S. Equity Income Fund	None
Keith Howell, Jr. CFA	NVIT BNY Mellon Dynamic U.S. Equity Income Fund	None
NS Partners Ltd
Tim Bray	NVIT NS Partners International Focused Growth Fund	None
Julian Linton	NVIT NS Partners International Focused Growth Fund	None
Putnam Investment Management, LLC
Darren A. Jaroch, CFA	NVIT Putnam International Value Fund	None
Lauren B. DeMore, CFA	NVIT Putnam International Value Fund	None
Victory Capital Management Inc.
Kenneth J. Monaghan	NVIT Amundi Multi Sector Bond Fund	None
Jonathan M. Duensing, CFA	NVIT Amundi Multi Sector Bond Fund	None
Jeffrey C. Galloway, CFA	NVIT Amundi Multi Sector Bond Fund	None
Gary H. Miller	NVIT Victory Mid Cap Value Fund	None
Gregory M. Conners	NVIT Victory Mid Cap Value Fund	None
Jeffrey M. Graff, CFA	NVIT Victory Mid Cap Value Fund	None
Michael F. Rodarte, CFA	NVIT Victory Mid Cap Value Fund	None
James M. Albers, CFA	NVIT Victory Mid Cap Value Fund	None
WCM Investment Management, LLC
Jonathon Detter, CFA	NVIT Multi-Manager Small Cap Value Fund	None
Anthony B. Glickhouse, CFA	NVIT Multi-Manager Small Cap Value Fund	None
Patrick McGee, CFA	NVIT Multi-Manager Small Cap Value Fund	None
Wellington Management Company LLP
Bradford D. Stoesser	NVIT Real Estate Fund	None
1
This column reflects investments in a variable insurance contract, owned directly by a portfolio manager or beneficially owned by a portfolio manager (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934), that has been allocated to subaccounts that have purchased shares of the Funds. A portfolio manager is presumed to be the beneficial owner of subaccount securities that are held by his or her immediate family members that share the same household as the portfolio manager.
DESCRIPTION OF COMPENSATION STRUCTURE
Allspring Global Investments, LLC (“Allspring Investments”)
The compensation structure for Allspring Investments’ Portfolio Managers includes a competitive fixed base salary plus variable incentives, payable annually and over a deferred period. Allspring Investments participates in third party investment management compensation surveys for market-based compensation information to help support individual pay decisions and to ensure our compensation is aligned with the marketplace. In addition to surveys, Allspring Investments also considers prior professional experience, tenure, seniority, and a Portfolio Manager's team size, scope, and assets under management when determining his/her total compensation. In addition, Portfolio Managers who meet the eligibility requirements may participate in our 401(k) plan that features a limited matching contribution. Eligibility for and participation in this plan is on the same basis for all employees.
Allspring Investments’ investment incentive program plays an important role in aligning the interests of its Portfolio Managers, investment team members, clients, and shareholders. Incentive awards for Portfolio Managers are determined based on a review of relative investment and business/team performance. Investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3 and 5 year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style.

Once determined, incentives are awarded to Portfolio Managers annually, with a portion awarded as annual cash and a portion awarded as a deferred incentive. The long-term portion of incentives generally carry a pro-rated vesting schedule over a 3 year period. For many of its Portfolio Managers, Allspring Investments further requires a portion of their annual long-term award be allocated directly into each strategy they manage through a deferred compensation vehicle. In addition, investment team members who are eligible for long term awards also have the opportunity to invest up to 100% of their awards into investment strategies they support (through a deferred compensation vehicle).
As an independent firm, approximately 20% of Allspring Group Holdings, LLC (of which Allspring Investments is a subsidiary) is owned by employees, including Portfolio Managers.
AQR Capital Management, LLC (“AQR”)
The compensation for each of the portfolio managers that is a Principal of AQR is in the form of distributions based on the net income generated by AQR and each Principal's relative ownership in AQR. A Principal's relative ownership in AQR is based on a number of factors including contribution to the research process, leadership and other contributions to AQR. There is no direct linkage between assets under management, performance and compensation. However, there is an indirect linkage in that superior performance tends to attract assets and thus increase revenues and presumably net income allocable to the Principal. Each portfolio manager is also eligible to participate in AQR's 401(k) retirement plan which is offered to all employees of AQR.
Atlanta Capital Management Company, L.L.C. (“Atlanta Capital”)
Compensation Structure for Atlanta Capital. The compensation structure of Atlanta Capital, is based on a total reward system of base salary and incentive compensation, which is paid either in the form of cash bonus, or for employees meeting the specified deferred compensation eligibility threshold, partially as a cash bonus and partially as mandatory deferred compensation. Deferred compensation granted to Atlanta Capital employees is generally granted as a mix of deferred cash awards under the Investment Management Alignment Plan (IMAP) and equity-based awards in the form of stock units. The portion of incentive compensation granted in the form of a deferred compensation award and the terms of such awards are determined annually by the Compensation, Management Development and Succession Committee of Morgan Stanley.
Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the adviser.
Incentive compensation. In addition to base compensation, portfolio managers may receive discretionary year-end compensation. Incentive compensation may include:
●Cash bonus
●Deferred compensation:
●A mandatory program that defers a portion of incentive compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions.
●IMAP is a cash-based deferred compensation plan designed to increase the alignment of participants’ interests with the interests of clients. For eligible employees, a portion of their deferred compensation is mandatorily deferred into IMAP on an annual basis. Awards granted under IMAP are notionally invested in referenced funds available pursuant to the plan, which are funds advised by MSIM and its affiliates that are investment advisers. Portfolio managers are required to notionally invest a minimum of 40% of their account balance in the designated funds that they manage and are included in the IMAP notional investment fund menu.
●Deferred compensation awards are typically subject to vesting over a multi-year period and are subject to cancellation through the payment date for competition, cause (i.e., any act or omission that constitutes a breach of obligation to the Funds, including failure to comply with internal compliance, ethics or risk management standards, and failure or refusal to perform duties satisfactorily, including supervisory and management duties), disclosure of proprietary information, and solicitation of employees or clients. Awards are also subject to clawback through the payment date if an employee’s act or omission (including with respect to direct supervisory responsibilities) causes a restatement of the firm’s consolidated financial results, constitutes a violation of the firm’s global risk management principles, policies and standards, or causes a loss of revenue associated with a position on which the employee was paid and the employee operated outside of internal control policies.

Atlanta Capital compensates employees based on principles of pay-for-performance, market competitiveness and risk management. Eligibility for, and the amount of any, discretionary compensation is subject to a multi-dimensional process. Specifically, consideration is given to one or more of the following factors, which can vary by portfolio management team and circumstances:
●Revenue and profitability of the business and/or each fund/account managed by the portfolio manager
●Revenue and profitability of the Firm
●Return on equity and risk factors of both the business units and Morgan Stanley
●Assets managed by the portfolio manager
●External market conditions
●New business development and business sustainability
●Contribution to client objectives
●Team, product and/or MSIM and its affiliates that are investment advisers (including Atlanta Capital) performance
●The pre-tax investment performance of the funds/accounts managed by the portfolio manager (which may, in certain cases, be measured against the applicable benchmark(s) and/or peer group(s) over one, three and five-year periods),
●Individual contribution and performance
Further, the firm’s Global Incentive Compensation Discretion Policy requires compensation managers to consider only legitimate, business related factors when exercising discretion in determining variable incentive compensation, including adherence to Morgan Stanley’s core values, conduct, disciplinary actions in the current performance year, risk management and risk outcomes.
BlackRock Investment Management, LLC (“BlackRock”)
The discussion below describes the portfolio managers’ compensation as of December 31, 2023.
BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.
Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.
Discretionary Incentive Compensation– Ms. Hsui and Messrs. Sietsema and Whitehead
Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income and multi-asset class funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. Performance of index funds is based on the performance of such funds relative to pre-determined tolerance bands around a benchmark, as applicable. The performance of Ms. Hsui and Messrs. Sietsema and Whitehead is not measured against a specific benchmark.
Discretionary Incentive Compensation– Ms. Uyehara and Mr. Mauro
Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:
Portfolio Manager	Benchmarks
James Mauro	A combination of market-based indices (e.g., Bloomberg MBS Index and the Bloomberg U.S. TIPS 0-5 Years Index).
Karen Uyehara	A combination of market-based indices (e.g., Bloomberg U.S. Aggregate Bond Index), certain customized indices and certain fund industry peer groups.
Discretionary Incentive Compensation– Messrs. DeSpirito and Zhao
Generally, discretionary incentive compensation for Fundamental Equities portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. With respect to these portfolio managers, such benchmarks for the Funds and other accounts are:
Portfolio Manager	Benchmarks
Tony DeSpirito David Zhao
FTSE United States in GBP; MSCI All Country (AC) Americas Index; Russell 1000
Index (GBP); Russell 1000 Index (Gross Total Return); Russell 1000 Value Index
(Total Return); Russell 1000 Value Index TR in GBP; Russell 1000 Value TR
Customized Index Performance Benchmark JPY; Russell 1000, expressed in EUR;
Russell MidCap Value Index; S&P United States MidSmallCap Index; S&P US
MidSmallCap Index (GBP).

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.
Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.
Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of these Funds have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.
Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:
Incentive Savings Plans—BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($330,000 for 2023). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.
DoubleLine Capital LP (“DoubleLine”)
The overall objective of the compensation program for the portfolio managers employed by the DoubleLine is for the DoubleLine to attract competent and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate, are designed to achieve these objectives and to reward the DoubleLine’s portfolio managers for their contribution to the success of the clients and the DoubleLine. The DoubleLine Portfolio managers are compensated through a combination of base salary, discretionary bonus and, in some cases, equity participation in the DoubleLine.
Salary. Salary is agreed to with managers at time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of an portfolio managers’ compensation.
Discretionary Bonus/Guaranteed Minimums. Portfolio managers receive discretionary bonuses. However, in some cases, pursuant to contractual arrangements, some portfolio managers may be entitled to a mandatory minimum bonus if the sum of their salary and profit sharing does not reach certain levels.
Equity Incentives. Some portfolio managers participate in equity incentives based on overall firm performance of the DoubleLine, through direct ownership interests in the DoubleLine. These ownership interests or participation interests provide eligible portfolio managers the opportunity to participate in the financial performance of the DoubleLine. Participation is generally determined in the discretion of the DoubleLine, taking into account factors relevant to the portfolio manager’s contribution to the success of the DoubleLine.
Other Plans and Compensation Vehicles. Portfolio managers may elect to participate in the DoubleLine’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis. The DoubleLine may also choose, from time to time, to offer certain other compensation plans and vehicles, such as a deferred compensation plan, to portfolio managers.
Summary. As described above, an investment professional’s total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including the contribution made to the overall investment process. Not all factors apply to each employee and there is no particular weighting or formula for considering certain factors. Among the factors considered are: relative investment performance of portfolios (although there are no specific benchmarks or periods of time used in measuring performance); complexity of investment strategies; participation in the investment team’s dialogue; contribution to business results and overall business strategy; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of the DoubleLine’s leadership criteria.
Federated Investment Management Company
Mark Durbiano and Mr. Stuckwish are each paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive, position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and may also include a discretionary component based on a variety of factors deemed relevant, such as financial measures and performance, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Hermes, Inc. (“Federated Hermes”). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.
IPP is measured on a rolling one, three and five calendar year pre-tax gross return basis versus the Fund’s benchmark (i.e., Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index) and versus a designated peer group of comparable accounts. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one year of performance history under a portfolio manager may be excluded.
As noted below, Mr. Durbiano is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks and performance measures. The allocation or weighting given to the performance of the Fund or other accounts or activities for which Mr. Durbiano is responsible when his compensation is calculated may be equal or can vary.
In addition, Mr. Durbiano has oversight responsibility for other portfolios that he does not personally manage and serves on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, volatility and/or yield curve) for taxable, fixed-income accounts. A portion of the IPP score is based on Federated Hermes’ senior management’s assessment of team contributions.
Mr. Stuckwish also provides research and analytical services for other accounts in addition to the Fund. Such other accounts may have different benchmarks and performance measures. The allocation or weighting given to the performance of the Fund or other accounts or activities for which Mr. Stuckwish is responsible when his compensation is calculated may be equal or can vary.
For purposes of calculating the annual incentive amount, each account managed by Mr. Durbiano currently is categorized into one of three IPP groups (which may be adjusted periodically). Within each performance measurement period and IPP group, IPP currently is calculated on the basis of an assigned weighting to each account managed or activity engaged in by the portfolio manager and included in the IPP groups. For Mr. Durbiano, at the account level, the weighting assigned to the Fund is lesser than or equal to the weighting assigned to certain other accounts or activities and is greater than or equal to the weighting assigned to certain other accounts or activities used to determine IPP (but can be adjusted periodically).
For purposes of calculating the annual incentive amount, each account managed by Mr. Stuckwish currently is categorized into three IPP groups (which may be adjusted periodically). Within each performance measurement period and IPP group, IPP currently is calculated on the basis of an assigned weighting to each account managed or activity engaged in by the portfolio manager and included in the IPP groups. For Mr. Stuckwish, at the account level, the weighting assigned to the Fund is greater than the weighting assigned to certain other accounts or activities used to determine IPP (but can be adjusted periodically). A portion of the bonus tied to the IPP score may be adjusted based on management’s assessment of overall contributions to account performance and any other factors as deemed relevant.
Pursuant to the terms of a business agreement, Mr. Durbiano’s annual incentives may include certain guaranteed amounts.
Any individual allocations from the discretionary pool may be determined, by executive management on a discretionary basis using various factors, such as, for example, on a product, strategy or asset class basis, and considering overall contributions and any other factors deemed relevant (and may be adjusted periodically).
In addition, Mr. Stuckwish was awarded a grant of restricted Federated Hermes stock. Awards of restricted stock are discretionary and are made in variable amounts based on the subjective judgment of Federated Hermes’ senior management.

FIAM LLC (“FIAM”)
Sam Polyak is the Portfolio Manager of NVIT Fidelity Institutional AM® Emerging Markets Fund and receives compensation for those services as described below. Portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, and in certain cases, participation in several types of equity-based compensation plans. A portion of the portfolio manager's compensation may be deferred based on criteria established by FMR LLC, FIAM’s ultimate parent company, or at the election of the portfolio manager.
Mr. Polyak’s base salary is determined by level of responsibility and tenure at FIAM or its affiliates. The primary components of the portfolio manager’s bonus are based on (i) the pre-tax investment performance of the portfolio manager’s fund(s), account(s) and lead account(s) measured against a benchmark index and within a defined peer group assigned to each fund or account, and (ii) the investment performance of other equity funds and accounts. The pre-tax investment performance of the portfolio manager’s fund(s), account(s) and lead account(s) is weighted according to the portfolio manager’s tenure on those fund(s), account(s) and lead account(s) and the average asset size of those fund(s), account(s) and lead account(s) over the portfolio manager’s tenure. Each component is calculated separately over the portfolio manager’s tenure on those fund(s), account(s) and lead account(s) over a measurement period that initially is contemporaneous with the portfolio manager’s tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index and rolling periods of up to three years for the comparison to a peer group. A smaller, subjective component of the portfolio manager’s bonus is based on the portfolio manager’s overall contribution to management of FIAM or its affiliates. The portion of the portfolio manager’s bonus that is linked to the investment performance of the NVIT Fidelity Institutional AM® Emerging Markets Fund is based on the lead account’s pre-tax investment performance measured against the MSCI Emerging Markets (Net MA), and the lead account’s pre-tax investment performance within the Morningstar® Diversified Emerging Markets Category.
The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FIAM’s ultimate parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services.
Invesco Advisers, Inc. (“Invesco”)
Invesco seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive cash bonus opportunity and a deferred compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive fund performance. Invesco evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager's compensation consists of the following three elements:
Base Salary. Each portfolio manager is paid a base salary. In setting the base salary, Invesco’s intention is to be competitive in light of the particular portfolio manager's experience and responsibilities.
Annual Bonus. The portfolio managers are eligible, along with other employees of Invesco, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the firm-wide bonus pool based upon progress against strategic objectives and annual operating plan, including investment performance and financial results. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

Each portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager as described in Table 1 below.
Table 1
Subadviser	Performance time period[1]
Invesco[2]	One-, Three- and Five-year performance against fund peer group
1 Rolling time periods based on calendar year-end.
2 Portfolio managers may be granted an annual deferral award that vests on a pro-rata basis over a four-year period.
High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.
Deferred / Long Term Compensation. Portfolio managers may be granted a deferred compensation award based on a firm-wide bonus pool approved by the Compensation Committee of Invesco Ltd. Deferred compensation awards may take the form of annual fund deferral awards or long-term equity awards. Annual fund deferral awards are notionally invested in certain Invesco funds selected by the portfolio manager and are settled in cash. Long-term equity awards are settled in Invesco Ltd. common shares. Both fund deferral awards and long-term equity awards have a four-year ratable vesting schedule. The vesting period aligns the interests of the portfolio managers with the long-term interests of clients and shareholders and encourages retention.
Retirement and health and welfare arrangements. Portfolio managers are eligible to participate in retirement and health and welfare plans and programs that are available generally to all employees.
J.P. Morgan Investment Management Inc. (“JP Morgan” – (“JPMIM”)
JPMIM’s compensation programs are designed to align the behavior of employees with the achievement of its short- and long-term strategic goals, which revolve around client investment objectives.  This is accomplished, in part, through a balanced performance assessment process and total compensation program, as well as a clearly defined culture that rigorously and consistently promotes adherence to the highest ethical standards.
The compensation framework for JPMIM Portfolio Managers participating in public market investing activities is based on several factors that drive alignment with client objectives, the primary of which is investment performance, alongside of the firm-wide performance dimensions. The framework focuses on Total Compensation– base salary and variable compensation. Variable compensation is in the form of cash incentives, and/or long-term incentives in the form of fund-tracking incentives (referred to as the “Mandatory Investment Plan” or “MIP”) and/or equity-based JPMorgan Chase Restricted Stock Units (“RSUs”) with defined vesting schedules and corresponding terms and conditions. Long-term incentive awards may comprise up to 60% of overall incentive compensation, depending on an employee’s pay level.
The performance dimensions for Portfolio Managers are evaluated annually based on several factors that drive investment outcomes and value—aligned with client objectives—including, but not limited to:
●Investment performance, generally weighted more to the long-term, with specific consideration for Portfolio Managers of investment performance relative to competitive indices or peers over one, three, five and ten year periods, or, in the case of funds designed to track the performance of a particular index, the Portfolio Managers success in tracking such index;
●The scale and complexity of their investment responsibilities;
●Individual contribution relative to the client’s risk and return objectives; and
●Business results, as informed by investment performance; risk, controls and conduct objectives; client/customer/stakeholder objectives, teamwork and leadership objectives; and

●Adherence with JPMorgan’s compliance, risk, regulatory and client fiduciary responsibilities, including, as applicable, adherence to the JPMorgan Asset Management Sustainability Risk Integration Policy which contains relevant financially material Environmental, Social and Corporate Governance (“ESG”) factors that are intended to be assessed in investment decision- making.
In addition to the above performance dimensions, the firm-wide pay-for-per performance framework is integrated into the final assessment of incentive compensation for an individual Portfolio Manager. Feedback from JPMorgan’s risk and control professionals is considered in assessing performance and compensation.
Portfolio Managers are subject to a mandatory deferral of long-term incentive compensation under JPMorgan’s “MIP”. In general, the MIP provides for a rate of return equal to that of the particular fund(s), thereby aligning the Portfolio Manager’s pay with that of the client’s experience/return.
For Portfolio Managers participating in public market investing activities, 50% of their long-term incentives are subject to a mandatory deferral in the MIP, and the remaining 50% can be granted in the form of RSUs or additional participation in MIP at the election of the Portfolio Manager.
For the portion of long-term incentives subject to mandatory deferral in the MIP (50%), the incentives are allocated to the fund(s) the Portfolio Manager manages, as determined by the employee’s respective manager and reviewed by senior management.).
In addition, named Portfolio Managers on a sustainable fund(s) are required to allocate at least 25% of their mandatory deferral in at least one dedicated sustainable fund(s).
To hold individuals responsible for taking risks inconsistent with JPMorgan’s risk appetite and to discourage future imprudent behavior, we have policies and procedures that enable us to take prompt and proportionate actions with respect to accountable individuals, including:
●Reducing or altogether eliminating annual incentive compensation;
●Canceling unvested awards (in full or in part);
●Clawback/recovery of previously paid compensation (cash and / or equity);
●Demotion, negative performance rating or other appropriate employment actions; and
●Termination of employment.
The precise actions we take with respect to accountable individuals are based on circumstances, including the nature of their involvement, the magnitude of the event and the impact on JPMorgan.
In evaluating each portfolio manager’s performance with respect to the accounts he or she manages, JPMorgan uses the following indices as benchmarks to evaluate the performance of the portfolio manager with respect to the accounts:
Name of Fund	Benchmark
NVIT J.P. Morgan U.S. Equity Fund	S&P 500 Index
NVIT J.P. Morgan Digital Evolution Strategy Fund	S&P North American Technology Sector Index
NVIT J.P. Morgan Innovators Fund	Russell 1000 Index
NVIT J.P. Morgan Large Cap Growth Fund	Russell 1000 Growth Index
NVIT J.P. Morgan US Technology Leaders Fund	Russell 1000 Equal Weight Technology Index
Jacobs Levy Equity Management, Inc. (“Jacobs Levy”)
Each portfolio manager receives a fixed salary and a percentage of the profits of Jacobs Levy, which is based upon the portfolio manager’s ownership interest in the firm. Jacobs Levy’s profits are derived from the fees the firm receives from managing client accounts. For most client accounts, the firm receives a fee based upon a percentage of assets under management (the “basic fee”). For some accounts, the firm receives a fee that is adjusted based upon the performance of the account compared to a benchmark. The type of performance adjusted fee, the measurement period for the fee and the benchmark vary by client. In some cases, the basic fee is adjusted based upon the trailing returns (e.g., annualized trailing 12 quarter returns) of the account relative to an annualized benchmark return plus a specified number of basis points. In other cases, the firm receives the basic fee and a percentage of the profits in excess of a benchmark.
Lazard Asset Management LLC (“Lazard”)
Lazard’s portfolio managers are generally responsible for managing multiple types of accounts that may, or may not, invest in securities in which the Fund may invest or pursue a strategy similar to the Fund’s strategies. Portfolio managers responsible for managing the Fund may also manage sub-advised registered investment companies, collective investment trusts, unregistered funds and/or other pooled investment vehicles, separate accounts, separately managed account programs (often referred to as “wrap accounts”) and model portfolios.
Lazard compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash, stock and restricted interests in funds managed by Lazard or its affiliates. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by the teams of which they are a member rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager's compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard's investment philosophy.
Total compensation is generally not fixed, but rather is based on the following factors: (i) leadership, teamwork and commitment, (ii) maintenance of current knowledge and opinions on companies owned in the portfolio; (iii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iv) ability and willingness to develop and share ideas on a team basis; and (v) the performance results of the portfolios managed by the investment teams of which the portfolio manager is a member.
Variable bonus is based on the portfolio manager's quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by the teams of which the portfolio manager is a member, by comparison of each account to a predetermined benchmark, generally as set forth in the prospectus or other governing document, over the current fiscal year and the longer-term performance of such account, as well as performance of the account relative to peers. The portfolio manager's bonus also can be influenced by subjective measurement of the manager's ability to help others make investment decisions. A portion of a portfolio manager's variable bonus is awarded under a deferred compensation arrangement pursuant to which the portfolio manager may allocate certain amounts awarded among certain Lazard Portfolios, in shares that vest in two to three years. Certain portfolio managers' bonus compensation may be tied to a fixed percentage of revenue or assets generated by the accounts managed by such portfolio management teams.
Loomis, Sayles & Company, L.P. (“Loomis Sayles”)
Loomis Sayles believes that Portfolio Manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Although Portfolio Manager compensation is not directly tied to assets under management, a Portfolio Manager’s base salary and/or bonus potential may reflect the amount of assets for which the manager is responsible relative to other Portfolio Managers. The annual bonus is incentive-based and generally represents a significant multiple of base salary. The bonus is based on three factors: investment performance, profit growth of the Firm, and personal conduct. Investment performance is the primary component of the annual bonus and generally represents at least 60% of the total for fixed-income managers. The other factors are used to determine the remainder of the annual incentive bonus, subject to the discretion of the Firm’s Chief Investment Officer (“CIO”) and senior management. The Firm’s CIO and senior management evaluate these other factors annually.
The investment performance component of the annual incentive bonus depends primarily on investment performance against benchmark and/or against peers within similar disciplines. The score is based upon the product’s institutional composite performance; however, adjustments may be made if there is significant dispersion among the returns of the composite and accounts not included in the composite. For most products, the product investment score compares the product’s rolling three year performance over the past nine quarters (a five year view) against both a benchmark and a peer group established by the CIO. The scoring rewards both the aggregate excess performance of the product against a benchmark and the product’s relative rank within a peer group. In addition, for fixed income products, the performance score rewards for the consistency of that outperformance and is enhanced if over the past five years it has kept its rolling three-year performance ahead of its benchmark. Portfolio Managers working on several product teams receive a final score based on the relative revenue weight of each product.
Portfolio Managers may also participate in the three segments of the long-term incentive program. The amount of the awards for each segment are dependent upon role, industry experience, team and Firm profitability, and/or investment performance.
General
The core elements of the Loomis Sayles compensation plan include a base salary, an annual incentive bonus, and, for senior investor and leadership roles, a long-term incentive bonus. The base salary is a fixed amount based on a combination of factors, including industry experience, firm experience, job performance and market considerations. The annual incentive bonus and long term incentive bonus is driven by a variety of factors depending upon the specific role. Factors include investment performance, individual performance, team and firm profitability, role, and industry experience. Both the annual and long term bonus have a deferral component. Loomis Sayles has developed and implemented three long-term incentive plan segments to attract and retain investment talent.
For the senior-most investment roles, a Long Term Incentive Plan provides annual grants relative to the role, and includes a post retirement payment feature to incentivize effective succession management. Participation is contingent upon signing an award agreement, which includes a non-compete covenant. The second and third Long Term Incentive Plans are constructed to create mid- term alignment for key positions, including a two year deferral feature. The second plan is role based, and the third is team based which is more specifically dependent upon team profitability and/or investment performance.
In addition, Loomis Sayles also offers a profit sharing plan for all employees and a defined benefit plan for employees who joined the firm prior to May 3, 2003. The profit sharing contribution to the retirement plan of each employee is based on a percentage of base salary (up to a maximum amount). The defined benefit plan is based on years of service and base compensation (up to a maximum amount).
Nationwide Asset Management, LLC (“NWAM”)
NWAM’s compensation program consists of base salary, annual incentives and long-term incentives; hereby known as “Compensation Structure.” Annually, the “Compensation Structure” is reviewed for competitiveness by using the McLagan Compensation surveys.
The “Compensation Structure” is designed to motivate and reward individual and team actions and behaviors that drive a high-performance organization and deliver risk-adjusted investment returns that are aligned with the strategy of Nationwide and our business partners.
●Align interests of NWAM and business partners and foster collaboration
●Base a substantial portion of NWAM compensation directly on NWAM
●Recognize qualitative as well as quantitative performance
●Encourage a higher level of intelligent investment risk taking and entrepreneurial attitudes and behaviors
●Provide a high degree of “line of sight” for NWAM participants and other business partners
●Attract and retain individuals with skills critical to the NWAM strategy
●Target median total compensation for the industry
●Utilize variable compensation (annual and long term) to close compensation market gaps.
Newton Investment Management North America LLC (“NIMNA”)
NIMNA employees are remunerated using a combination of base salary and discretionary annual incentive which is delivered in a mix of cash and deferred incentive depending on the level of incentive and appropriateness for the role.
Discretionary deferred incentive arrangements can include a mix of a long-term incentive plan (LTIP), which has Newton real equity, and awards made under a deferred cash plan linked to the performance of a basket of Newton-managed portfolios (pooled vehicles). This approach aligns us closely with clients and provides employees with an appropriately balanced discretionary incentive arrangement. Most discretionary incentive-eligible employees now receive 100% of their deferred awards in the deferred cash plan linked to the performance of a basket of Newton-managed portfolios (pooled vehicles), with members of the executive team receiving a portion of their incentive award in the Newton real equity plan and a portion in the deferred cash plan linked to the performance of a basket of Newton-managed portfolios (pooled vehicles).
For portfolio managers, a portion of the deferred cash award is linked to the performance of a portfolio (pooled vehicle) where they form part of the portfolio management team, and the remaining portion is linked to the performance of the Newton-wide basket of portfolios, providing and tangible and direct link between compensation and the performance of the fund they are responsible for.
For awards made under the Newton equity plan the value of Newton equity is calculated twice a year. The valuation is based on current and future forecasted financial performance of the Newton business. The class of shares, which the participants hold, is non-voting and non-dividend-bearing and the parent company (holding dividend-bearing NIM shares with voting rights) retains 100% control of Newton.
It is intended that discretionary incentive awards will be made annually with deferred elements having a three-year vesting period. For the Newton equity awards, the vesting period will be followed by a minimum six-month and one-day holding period before they are eligible sale.
NB: The approach described to reward structures above is applied consistently to Newton’s go forward business in both the UK and US, albeit the fund baskets used in each jurisdiction differ slightly (in part to ensure appropriate alignment with clients). We regularly review our compensation approach, including mixture and features of the deferred compensation schemes and will make changes that we consider appropriate to ensure that we remain aligned with regulatory requirements, client outcomes and market practices.
NS Partners Ltd (“NS Partners”)
NS Partners’ compensation structure is specifically designed to attract, motivate, and retain talented professionals. All senior professionals participate directly in the success of the firm through equity ownership, which is tied to each partner’s individual contribution. The profits of the business are distributed on a quarterly basis to partners in proportion to their stake. Responsibility and contribution are reviewed annually by the partners and equity share adjusted accordingly.
The firm offers a competitive benefits package and a flexible, team-oriented work environment. This creates a collegiate atmosphere that employees appreciate and reward with their loyalty. All partners and employees are covered by a group wide life assurance and health plan.
Each non-partner receives a competitive basic salary package and bonus dependent on their performance. Once a solid contribution is underway non partners can move to a ‘principal scheme’ whereby in addition to basic salary and cash bonus they can accrue profit share based on their performance. This will accrue over a few years before it can be drawn down.
The key investment professionals are business owners in the firm and not directly rewarded for performance or revenues. The majority of their compensation is via equity ownership and the success of the business. Each partner of the firm is paid a basic draw and profits are distributed monthly according to a partners’ proportional ownership. This aligns partners’ interests with clients as they benefit directly from the continued success of the business. On an annual basis, the partners collectively discuss long term performance contributions. This presents an annual opportunity to re-evaluate equity ownership and to re-align that ownership in accordance with contribution to the Firm in a gradualist manner.
PUTNAM INVESTMENT MANAGEMENT, LLC (“Putnam”)
Portfolio managers are evaluated and compensated across specified products they manage, in part, based on their performance relative to the applicable benchmark, based on a blend of 3-year and 5-year performance, or, if shorter, the period of time that the portfolio manager has managed the product. In addition to their individual performance, evaluations take into account the performance of their group and a subjective component. Each portfolio manager is assigned an industry-competitive incentive compensation target consistent with this goal and evaluation framework. Actual incentive compensation may be higher or lower than the target, based on individual, group, and subjective performance.

Incentive compensation includes a cash bonus and may also include grants of deferred cash, stock or options. In addition to incentive compensation, portfolio managers receive fixed annual salaries typically based on level of responsibility and experience. For this fund, Putnam evaluates performance based on the fund’s pre-tax return relative to its benchmark, Russell 2000® Growth Index.
Victory Capital Management Inc. (“Victory Capital”)
Victory Capital has designed the structure of its portfolio managers’ compensation to (1) align portfolio managers’ interests with those of Victory Capital’s clients with an emphasis on long-term, risk-adjusted investment performance, (2) help Victory Capital attract and retain high-quality investment professionals, and (3) contribute to Victory Capital’s overall financial success.
Each of the Victory Capital portfolio managers receives a base salary plus an annual incentive bonus for managing the Portfolio, separate accounts, other investment companies, pooled investment vehicles and other accounts (including any accounts for which Victory Capital receives a performance fee) (together, “Accounts”). A portfolio manager’s base salary is dependent on the manager’s level of experience and expertise. Victory Capital monitors each manager’s base salary relative to salaries paid for similar positions with peer firms by reviewing data provided by various independent third-party consultants that specialize in competitive salary information. Such data, however, is not considered to be a definitive benchmark. Each of the investment franchises employed by Victory Capital (including Sycamore Capital) may earn incentive compensation based on a percentage of Victory Capital’s revenue attributable to fees paid by Accounts managed by the team. The chief investment officer or a senior member of each team, in coordination with Victory Capital, determines the allocation of the incentive compensation earned by the team among the team’s portfolio managers by establishing a “target” incentive for each portfolio manager based on the manager’s level of experience and expertise in the manager’s investment style. Individual performance is based on objectives established annually using performance metrics such as portfolio structure and positioning, research, stock selection, asset growth, client retention, presentation skills, marketing to prospective clients and contribution to Victory Capital’s philosophy and values, such as leadership, risk management and teamwork. The annual incentive bonus also factors in individual investment performance of each portfolio manager’s portfolio or client accounts relative to a selected peer group(s). The overall performance results for a manager are based on the composite performance of all Accounts managed by that manager on a combination of one-, three-, and five-year rolling performance periods as compared to the performance information of a peer group of similarly-managed competitors.
Victory Capital’s portfolio managers may participate in the equity ownership plan of Victory Capital’s parent company. There is an ongoing annual equity pool granted to certain employees based on their contribution to the firm. Eligibility for participation in these incentive programs depends on the manager’s performance and seniority.
WCM Investment Management, LLC (“WCM”)
Compensation for WCM portfolio management personnel is determined by research team leaders in conjunction with WCM’s Leadership Team, and consists of 1) a salary with 2) a possible bonus, 3) a possible revenue-share, and 4) a possible equity component.
1.
Base Salary. Salary levels are based on the individual’s degree of industry tenure, experience, and responsibilities at the firm.
2.
Discretionary bonus. The bonus component is discretionary, and is based on qualitative employee performance measures, such as our “return on time” evaluation, contribution to the portfolio team, management of their portfolios, and other responsibilities (e.g., personnel management) at the firm.
Furthermore, the overall performance of WCM (e.g., total assets under management, company profitability) will also impact this compensation component.
3.
Revenue share. Portfolio managers may share in the revenue generated by the investment strategy for which they are responsible.
4.
Equity ownership. Finally, portfolio managers may also receive compensation in the form of offers of equity ownership and the consequent distributions therefrom.
Portfolio managers are also eligible to participate in the company’s “401(k)” Employee Savings Plan, which includes an annual company contribution based on the profitability of the firm.

Upon termination or retirement, an equity shareholder's stake in the firm is repurchased by WCM at book value, unless otherwise negotiated.
Wellington Management Company LLP (“Wellington Management”)
Wellington Management receives a fee based on the assets under management of the NVIT Real Estate Fund (the “Fund”) as set forth in the Subadvisory Agreement between Wellington Management, Nationwide Variable Insurance Trust and Nationwide Fund Advisors on behalf of each Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Funds. The following information is as of December 31, 2023.
Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of each Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Funds (“Portfolio Managers”) includes a base salary and incentive components. The base salary for each Portfolio Manager who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. The base salary for the other Investment Professional is determined by the Investment Professional’s experience and performance in his role as an Investment Professional. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of an Investment Professional’s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Portfolio Manager and generally each other account managed by such Portfolio Manager. Each Portfolio Manager’s incentive payment relating to the relevant Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Portfolio Manager compared to the benchmark index and/or peer group identified below over one, three and five-year periods, with an emphasis on five year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Portfolio Managers, including accounts with performance fees.
Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Managers may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Mr. Stoesser is a Partner.
Fund	Benchmark Index and/or Peer Group for Incentive Period
NVIT Real Estate Fund	Dow Jones US Select Real Estate Securities Index
OTHER MANAGED ACCOUNTS
The following chart summarizes information regarding accounts, including the Fund(s), for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into the following three categories: (1) mutual funds; (2) other pooled investment vehicles; and (3) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is provided separately.
Name of Portfolio Manager	Number of Accounts Managed by Each Portfolio Manager and Total Assets by Category (As of December 31, 2024)
Allspring Global Investments, LLC
Michael T. Smith, CFA

Christopher J. Warner, CFA

Name of Portfolio Manager	Number of Accounts Managed by Each Portfolio Manager and Total Assets by Category (As of December 31, 2024)
Robert Gruendyke, CFA

AQR Capital Management, LLC
Michele L. Aghassi, Ph.D.

Andrea Frazzini, Ph.D., M.S.

Clifford S. Asness, Ph.D, M.B.A.

John J. Huss

Atlanta Capital Management Company, L.L.C.
Joe B. Hudepohl, CFA

Robert R. Walton, CFA

Lance V. Garrison, CFA

Jeff A. Miller, CFA

BlackRock Investment Management, LLC
Jennifer Hsui, CFA

Peter Sietsema

Paul Whitehead

James Mauro

Karen Uyehara

Tony DeSpirito

Name of Portfolio Manager	Number of Accounts Managed by Each Portfolio Manager and Total Assets by Category (As of December 31, 2024)
David Zhao

DoubleLine Capital LP
Jeffrey E. Gundlach

Jeffrey J. Sherman, CFA

Federated Investment Management Company
Mark E. Durbiano, CFA

Randal Stuckwish, CFA

FIAM LLC
Sam Polyak

Invesco Advisers, Inc.
Ronald J. Zibelli, Jr., CFA

Ash Shah, CFA, CPA

J.P. Morgan Investment Management Inc.
Scott B. Davis

David Small

Shilpee Raina, CFA

Manish Goyal

SK Prasad Borra

Giri Devulapally

Joseph Wilson

Name of Portfolio Manager	Number of Accounts Managed by Each Portfolio Manager and Total Assets by Category (As of December 31, 2024)
Larry H. Lee

Holly Morris

Robert Maloney

Eric Ghernati

Jacobs Levy Equity Management, Inc.
Bruce I. Jacobs, Ph.D.

Kenneth N. Levy, CFA

Lazard Asset Management LLC
Paul Moghtader

Peter Kashanek

Alex Lai

Kurt Livermore

Ciprian Miran

Loomis, Sayles & Company, L.P.
Christopher T. Harms

Clifton V. Rowe, CFA

Daniel Conklin, CFA

Ian Anderson

Name of Portfolio Manager	Number of Accounts Managed by Each Portfolio Manager and Total Assets by Category (As of December 31, 2024)
Barath W. Sankaran CFA

Nationwide Asset Management, LLC
Chad W. Finefrock, CFA

Nicholas J. Kern, CFA

Newton Investment Management North America, LLC
James H. Stavena

Dimitri Curtil

Torrey K. Zaches, CFA

Brian C. Ferguson

John C. Bailer, CFA

Keith Howell, Jr. CFA

NS Partners Ltd
Ian Beattie

Tim Bray

Julian Linton

Putnam Investment Management, LLC
Darren A. Jaroch, CFA

Lauren B. DeMore, CFA

Victory Capital Management Inc.
Kenneth J. Monaghan

Name of Portfolio Manager	Number of Accounts Managed by Each Portfolio Manager and Total Assets by Category (As of December 31, 2024)
Jonathan M. Duensing, CFA

Jeffrey C. Galloway, CFA

Gary H. Miller

Gregory M. Conners

Jeffrey M. Graff, CFA

Michael F. Rodarte, CFA

James M. Albers, CFA

WCM Investment Management, LLC
Jonathon Detter, CFA

Anthony B. Glickhouse, CFA

Patrick McGee, CFA

Wellington Management Company LLP
Bradford D. Stoesser

POTENTIAL CONFLICTS OF INTEREST
Allspring Global Investments, LLC (“Allspring Investments”)
Allspring Investments Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Allspring Investments has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.
The Portfolio Managers face inherent conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have U.S. Equity Funds 79 the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.
To minimize the effects of these inherent conflicts of interest, Allspring Investments has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that they believe address the potential conflicts associated with managing portfolios for multiple clients and are designed to ensure that all clients are treated fairly and equitably. Accordingly, security block purchases are allocated to all accounts with similar objectives in a fair and equitable manner. Furthermore, Allspring Investments has adopted a Code of Ethics under Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the “Advisers Act”) to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Managers may maintain.
AQR Capital Management, LLC (“AQR”)
Each of the portfolio managers is also responsible for managing other accounts in addition to the Fund, including other accounts of AQR or its affiliates. Other accounts may include, without limitation, separately managed accounts for foundations, endowments, pension plans, and high net-worth families; registered investment companies; unregistered investment companies relying on either Section 3(c)(1) or Section 3(c)(7) of the 1940 Act (such companies are commonly referred to as “hedge funds”); foreign investment companies; and may also include accounts or investments managed or made by the portfolio managers in a personal or other capacity (“Proprietary Accounts”). Management of other accounts in addition to the Fund can present certain conflicts of interest, as described below.
From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts (including, for purposes of this discussion, other funds and Proprietary Accounts), on the other. The other accounts might have similar investment objectives or strategies as the Fund, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund’s trades. A potential conflict of interest exists where portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.
A number of potential conflicts of interest may arise as a result of AQR’s or portfolio manager’s management of a number of accounts with similar investment strategies. Often, an investment opportunity may be suitable for both the Fund and other accounts, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. In circumstances where the amount of total exposure to a strategy or investment type across accounts is, in the opinion of AQR, capacity constrained, the availability of the strategy or investment type for the Fund and other accounts may be reduced in AQR’s discretion. The Fund may therefore have reduced exposure to a capacity constrained strategy or investment type, which could adversely affect the Fund’s return. AQR is not obligated to allocate capacity pro rata and may take its financial interests into account when allocating capacity among the Fund and other accounts.
Another conflict could arise where different account guidelines and/or differences within particular investment strategies lead to the use of different investment practices for portfolios with a similar investment strategy. AQR will not necessarily purchase or sell the same instruments at the same time or in the same direction (particularly if different accounts have different strategies), or in the same proportionate amounts for all eligible accounts (particularly if different accounts have materially different amounts of capital under management, different amounts of investable cash available, different investment restrictions, or different risk tolerances). As a result, although AQR manages numerous accounts and/or portfolios with similar or identical investment objectives, or may manage accounts with different objectives that trade in the same instruments, the portfolio decisions relating to these accounts, and the performance resulting from such decisions, may differ from account to account. AQR may, from time to time, implement new trading strategies or participate in new trading strategies for some but not all accounts, including the Fund. Strategies may not be implemented in the same manner among accounts where they are employed, even if the strategy is consistent with the objectives of such accounts. In certain circumstances, investment opportunities that are in limited supply and/or have limited return potential in light of administrative costs of pursuing such investments (e.g., IPOs) are only allocated to accounts where the given opportunity is more closely aligned with the applicable strategy and/or trading approach.

Whenever decisions are made to buy or sell investments by the Fund and one or more other accounts simultaneously, AQR or portfolio manager may aggregate the purchases and sales of the investments and will allocate the transactions in a manner that it believes to be equitable under the circumstances. To this end, AQR has adopted policies and procedures that are intended to ensure that investment opportunities are allocated equitably among accounts over time. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts or the Fund may not be allocated the full amount of the investments sought to be traded. These aggregation and allocation policies could have a detrimental effect on the price or amount of the investments available to the Fund from time to time. Subject to applicable laws and/or account restrictions, AQR may buy, sell or hold securities for other accounts while entering into a different or opposite investment decision for the Fund.
To the extent that the Fund holds interests in an issuer that are different (or more senior or junior) than, or potentially adverse to, those held by other accounts, AQR may be presented with investment decisions where the outcome would benefit one account and would not benefit or would harm the other account. This may include, but is not limited to, an account investing in a different security of an issuer’s capital structure than another account, an account investing in the same security but on different terms than another account, an account obtaining exposure to an investment using different types of securities or instruments than another account, an account engaging in short selling of securities that another account holds long, an account voting securities in a different manner than another account, and/or an account acquiring or disposing of its interests at different times than another account. This could have a material adverse effect on, or in some instances could benefit, one or more of such accounts, including accounts that are affiliates of AQR, accounts in which AQR has an interest, or accounts which pay AQR higher fees or a performance fee. These transactions or investments by one or more accounts could dilute or otherwise disadvantage the values, prices, or investment strategies of such accounts. When AQR, on behalf of an account, manages or implements a portfolio decision ahead of, or contemporaneously with, portfolio decisions of another account, market impact, liquidity constraints, or other factors could result in such other account receiving less favorable pricing or trading results, paying higher transaction costs, or being otherwise disadvantaged. In addition, in connection with the foregoing, AQR, on behalf of an account, is permitted to pursue or enforce rights or actions, or refrain from pursuing or enforcing rights or actions, with respect to a particular issuer in which action could materially adversely affect such other account.
In addition, when the Fund and other accounts hold investments in the same issuer (including at the same place in the capital structure), the Fund may be prohibited by applicable law from participating in restructurings, work- outs or other activities related to its investment in the issuer. As a result, the Fund may not be permitted by law to make the same investment decisions as other accounts in the same or similar situations even if AQR believes it would be in the Fund’s best economic interests to do so. The Fund may be prohibited by applicable law from investing in an issuer (or an affiliate) that other accounts are also investing in or currently invest in even if AQR believes it would be in the best economic interests of the Fund to do so. Furthermore, entering into certain transactions that are not deemed prohibited by law when made may potentially lead to a condition that raises regulatory or legal concerns in the future. This may be the case, for example, with issuers that AQR considers to be at risk of default and restructuring or work-outs with debt holders, which may include the Fund and other accounts. In some cases, to avoid the potential of future prohibited transactions, AQR may avoid allocating an investment opportunity to the Fund that it would otherwise recommend, subject to AQR’s then-current allocation policy and any applicable exemptions.
In certain circumstances, AQR may be restricted from transacting in a security or instrument because of material non-public information received in connection with an investment opportunity that is offered to AQR, or an affiliate of AQR. In other circumstances, AQR will not participate in an investment opportunity to avoid receiving material non-public information that would restrict AQR from transacting in a security or instrument. These restrictions may adversely impact the Fund’s performance.
AQR and the Fund’s portfolio managers may also face a conflict of interest where some accounts pay higher fees to AQR than others, as they may have an incentive to favor accounts with the potential for greater fees. For instance, the entitlement to a performance fee in managing one or more accounts may create an incentive for AQR to take risks in managing assets that it would not otherwise take in the absence of such arrangements. Additionally, since performance fees reward AQR for performance in accounts which are subject to such fees, AQR may have an incentive to favor these accounts over those that have only fixed asset-based fees, with respect to areas such as trading opportunities, trade allocation, and allocation of new investment opportunities.

AQR has implemented specific policies and procedures (e.g., a code of ethics and trade allocation policies) that seek to address potential conflicts of interest that may arise in connection with the management of the Fund and other accounts and that are designed to ensure that all accounts, including the Fund, are treated fairly and equitably over time.
Atlanta Capital Management Company, L.L.C. (“Atlanta Capital”)
It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and the investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his discretion in a manner that he believes is equitable to all interested persons. The sub-adviser has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern the sub-adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution.
BlackRock Investment Management, LLC (“BlackRock”)
BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Ms. Uyehara and Mr. Mauro may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Ms. Uyehara and Mr. Mauro may therefore be entitled to receive a portion of any incentive fees earned on such accounts.
As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.
DoubleLine Capital LP (“DoubleLine”)
From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest also may result because of DoubleLine’s other business activities. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Fund, be managed (benchmarked) against the same index the

Fund tracks, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund.
Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that a portfolio manager could use this information to the advantage of other accounts under management, and also theoretically possible that actions could be taken (or not taken) to the detriment of the Fund.
Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by the portfolio manager, but securities may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. DoubleLine has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.
Under DoubleLine’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines, DoubleLine’s investment outlook, cash availability and a series of other factors. DoubleLine has also adopted additional internal practices to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Fund and certain pooled investment vehicles, including investment opportunity allocation issues.
Conflicts potentially limiting the Fund’s investment opportunities may also arise when the Fund and other clients of DoubleLine invest in, or even conduct research relating to, different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other clients of DoubleLine or result in DoubleLine receiving material non-public information, or DoubleLine may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Fund’s investment opportunities. Additionally, if DoubleLine acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager or other investment personnel may be restricted from purchasing securities or selling certain securities for the Fund or other clients. When making investment decisions where a conflict of interest may arise, DoubleLine will endeavor to act in a fair and equitable manner between the Fund and other clients; however, in certain instances the resolution of the conflict may result in DoubleLine acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of the Fund.
Broad and Wide-Ranging Activities. The portfolio managers, DoubleLine and its affiliates engage in a broad spectrum of activities. In the ordinary course of their business activities, the portfolio managers, DoubleLine and its affiliates may engage in activities where the interests of certain divisions of DoubleLine and its affiliates or the interests of their clients may conflict with the interests of the shareholders of the Fund.
Possible Future Activities. DoubleLine and its affiliates may expand the range of services that it provides over time. Except as provided herein, DoubleLine and its affiliates will not be restricted in the scope of its business or in the performance of any such services (whether now offered or undertaken in the future) even if such activities could give rise to conflicts of interest, and whether or not such conflicts are described herein. DoubleLine and its affiliates have, and will continue to develop, relationships with a significant number of companies, financial sponsors and their senior managers, including relationships with clients who may hold or may have held investments similar to those intended to be made by the Fund. These clients may themselves represent appropriate investment opportunities for the Fund or may compete with a Fund for investment opportunities.
Performance Fees and Personal Investments. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance or in respect of which the portfolio manager may have made a significant personal investment. Such circumstances may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund. DoubleLine has adopted policies and procedures reasonably designed to allocate investment opportunities between the Fund and performance fee based accounts on a fair and equitable basis over time.
Federated Investment Management Company (“Federated”)
As a general matter, certain conflicts of interest may arise in connection with a portfolio manager's management of a fund's investments, on the one hand, and the investments of other funds/pooled investment vehicles or accounts (collectively, including the Fund, as applicable, “accounts”) for which the portfolio manager is responsible, on the other. For example, it is possible that the various products managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts can include, for example, conflicts created by specific portfolio manager compensation arrangements (including, for example, the allocation or weighting given to the performance of the Fund or other accounts or activities for which the portfolio manager is responsible in calculating the portfolio manager's compensation), and conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research or “soft dollars”). Federated has adopted policies and procedures and has structured the portfolio managers' compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.
FIAM LLC (“FIAM”)
A portfolio manager's compensation plan may give rise to potential conflicts of interest. Although investors in a fund may invest through either tax-deferred accounts or taxable accounts, a portfolio manager's compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. A portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate time and investment ideas across multiple funds and accounts. In addition, a fund's trade allocation policies and procedures may give rise to conflicts of interest if the fund's orders do not get fully executed due to being aggregated with those of other accounts managed by FIAM or an affiliate. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund's Code of Ethics.
Portfolio managers may receive interests in certain funds or accounts managed by FMR or one of its affiliated advisers (collectively, “Proprietary Accounts”). A conflict of interest situation is presented where a portfolio manager considers investing a client account in securities of an issuer in which FMR, its affiliates or their (or their fund clients') respective directors, officers or employees already hold a significant position for their own account, including positions held indirectly through Proprietary Accounts. Because the 1940 Act, as well as other applicable laws and regulations, restricts certain transactions between affiliated entities or between an advisor and its clients, client accounts managed by FIAM or its affiliates, including accounts sub-advised by third parties, are, in certain circumstances, prohibited from participating in offerings of such securities (including initial public offerings and other offerings occurring before or after an issuer's initial public offering) or acquiring such securities in the secondary market. For example, ownership of a company by Proprietary Accounts has, in certain situations, resulted in restrictions on FMR's and its affiliates' client accounts' ability to acquire securities in the company's initial public offering and subsequent public offerings, private offerings, and in the secondary market, and additional restrictions could arise in the future; to the extent such client accounts acquire the relevant securities after such restrictions are subsequently lifted, the delay could affect the price at which the securities are acquired.
A conflict of interest situation is presented when FIAM or its affiliates acquire, on behalf of their client accounts, securities of the same issuers whose securities are already held in Proprietary Accounts, because such investments could have the effect of increasing or supporting the value of the Proprietary Accounts. A conflict of interest situation also arises when FIAM investment advisory personnel consider whether client accounts they manage should invest in an investment opportunity that they know is also being considered by an affiliate of FIAM for a Proprietary Account, to the extent that not investing on behalf of such client accounts improves the ability of the Proprietary Account to take advantage of the opportunity. FIAM and its affiliates have adopted policies and procedures and maintains a compliance program designed to help manage such actual and potential conflicts of interest.
Invesco Advisers, Inc. (“Invesco”)
Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts:
●The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. Invesco seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the funds.
●If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, Invesco has adopted procedures for allocating portfolio transactions across multiple accounts.
●Invesco determines which broker to use to execute each order for securities transactions for the funds, consistent with its duty to seek best execution of the transaction. However, for certain funds and/or accounts (such as mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Invesco may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund and/or account in a particular security may be placed separately from, rather than aggregated with, other funds and/or accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the fund(s) or other account(s) involved.
●The appearance of a conflict of interest may arise where Invesco has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts for which a portfolio manager has day-to-day management responsibilities.
●In the case of a fund-of-funds arrangement, including where a portfolio manager manages both the investing fund and an affiliated underlying fund in which the investing fund invests or may invest, a conflict of interest may arise if the portfolio manager of the investing fund receives material nonpublic information about the underlying fund. For example, such a conflict may restrict the ability of the portfolio manager to buy or sell securities of the underlying fund, potentially for a prolonged period of time, which may adversely affect the investing fund.
Invesco has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
J.P. Morgan Investment Management Inc. (“JP Morgan” – (“JPMIM”)
The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the fund (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities. Responsibility for managing J.P. Morgan Investment Management Inc. (JP Morgan)’s and its affiliates’ clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimize the potential for conflicts of interest.
JP Morgan and/or its affiliates (“JP Morgan Chase”) perform investment services, including rendering investment advice, to varied clients. JP Morgan, JP Morgan Chase and its or their directors, officers, agents, and/or employees may render similar or differing investment advisory services to clients and may give advice or exercise investment responsibility and take such other action with respect to any of its other clients that differs from the advice given or the timing or nature of action taken with respect to another client or group of clients. It is JP Morgan’s policy, to the extent practicable, to allocate, within its reasonable discretion, investment opportunities among clients over a period of time on a fair and equitable basis. One or more of JP Morgan’s other client accounts may at any time hold, acquire, increase, decrease, dispose, or otherwise deal with positions in investments in which another client account may have an interest from time-to-time.
Acting for Multiple Clients. In general, JPMIM faces conflicts of interest when it renders investment advisory services to several clients and, from time to time, provides dissimilar investment advice to different clients. For example, when funds or accounts managed by JPMIM (“Other Accounts”) engage in short sales of the same securities held by a Fund, JPMIM could be seen as harming the performance of a Fund for the benefit of the Other Accounts engaging in short sales, if the short sales cause the market value of the securities to fall. In addition, a conflict could arise when one or more Other Accounts invest in different instruments or classes of securities of the same issuer than those in which a Fund invests. In certain circumstances, Other Accounts have different investment objectives or could pursue or enforce rights with respect to a particular issuer in which a Fund has also invested and these activities could have an adverse effect on the Fund. For example, if a Fund holds debt instruments of an issuer and an Other Account holds equity securities of the same issuer, then if the issuer experiences financial or operational challenges, the Fund (which holds the debt instrument) may seek a liquidation of the issuer, whereas the Other Account (which holds the equity securities) may prefer a reorganization of the issuer. In addition, an issuer in which the Fund invests may use the proceeds of the Fund’s investment to refinance or reorganize its capital structure which could result in repayment of debt held by JP Morgan or an Other Account. If the issuer performs poorly following such refinancing or reorganization, the Fund’s results will suffer whereas the Other Account’s performance will not be affected because the Other Account no longer has an investment in the issuer. Conflicts are magnified with respect to issuers that become insolvent. It is possible that in connection with an insolvency, bankruptcy, reorganization, or similar proceeding, a Fund will be limited (by applicable law, courts or otherwise) in the positions or actions it will be permitted to take due to other interests held or actions or positions taken by JP Morgan or Other Accounts JP Morgan, JP Morgan Chase, and any of its or their directors, partners, officers, agents or employees, may also buy, sell, or trade securities for their own accounts or the proprietary accounts of JP Morgan and/or JP Morgan Chase. JP Morgan and/or JP Morgan Chase, within their discretion, may make different investment decisions and other actions with respect to their own proprietary accounts than those made for client accounts, including the timing or nature of such investment decisions or actions. Further, JP Morgan is not required to purchase or sell for any client account securities that it, JP Morgan Chase, and any of its or their employees, principals, or agents may purchase or sell for their own accounts or the proprietary accounts of JP Morgan, or JP Morgan Chase or its clients.
JP Morgan and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for JP Morgan and its affiliates or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JP Morgan or its affiliates could be viewed as having a conflict of interest to the extent that JP Morgan or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts, or the Similar Accounts are investment options in JP Morgan’s or its affiliate’s employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon JP Morgan and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JP Morgan or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JP Morgan and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase JP Morgan’s or its affiliates’ overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JP Morgan or its affiliates manage accounts that engage in short sales of securities of the type in which the fund invests, JP Morgan or its affiliates could be seen as harming the performance of the fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.
As an internal policy matter, JP Morgan may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JP Morgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude the fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the fund’s objectives.

The goal of JP Morgan and its affiliates is to meet their fiduciary obligation with respect to all clients. JP Morgan and its affiliates have policies and procedures that seek to manage conflicts. JP Morgan and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JP Morgan’s Codes of Ethics and JP Morgan Chase and Co.’s (JPMC’s) Code of Conduct. With respect to the allocation of investment opportunities, JP Morgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example: Orders received in the same security and within a reasonable time period from a market event (e.g., a change in a security rating) are continuously aggregated on the appropriate trading desk so that new orders are aggregated with current outstanding orders, consistent with JP Morgan’s duty of best execution for its clients. However, there are circumstances when it may be appropriate to execute the second order differently due to other constraints or investment objectives. Such exceptions often depend on the asset class. Examples of these exceptions, particularly in the fixed-income area, are sales to meet redemption deadlines or orders related to less liquid assets. If aggregated trades are fully executed, accounts participating in the trade will typically be allocated their pro rata share on an average price basis. Partially filled orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. Use of average price for execution of aggregated trade orders is particularly true in the equity area. However, certain investment strategies, such as the use of derivatives, or asset classes, such as fixed-income that use individual trade executions due to the nature of the strategy or supply of the security, may not be subject to average execution price policy and would receive the actual execution price of the transaction. Additionally, some accounts may be excluded from pro rata allocations. Accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. Deviations from pro rata allocations are documented by the business. JP Morgan attempts to mitigate any potential unfairness by basing non-pro-rata allocations traded through a single trading desk or system upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JP Morgan so that fair and equitable allocation will occur over time.
Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, the Adviser and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of the Adviser or its affiliates so that fair and equitable allocation will occur over time.
Jacobs Levy Equity Management, Inc. (“Jacobs Levy”)
Jacobs Levy and its investment personnel provide investment management services to multiple accounts, including the fund’s account. The Portfolio Managers, Bruce Jacobs and Ken Levy, jointly manage all Jacobs Levy-managed accounts with the support of the firm’s other investment professionals. Providing investment management services to multiple accounts simultaneously may give rise to certain potential conflicts of interest because accounts may have investment objectives and/or strategies that are similar to or different from those of the fund. Jacobs Levy may make investment decisions for certain accounts that are not necessarily consistent with the decisions made for other accounts. As such, performance among accounts (including the fund’s account) may differ. Conflicts may also arise in the allocation of transactions among client accounts with different fee arrangements and accounts in which the firm or the Portfolio Managers may have an ownership or financial interest.
Jacobs Levy is entitled to be paid performance-based compensation by certain accounts it manages. Jacobs Levy’s revenue may be increased by its receipt of performance-based fees. In addition, certain client accounts may have higher asset-based fees or more favorable performance-based compensation arrangements than other accounts. Jacobs Levy and the Portfolio Managers, whose compensation is derived primarily through their equity share in Jacobs Levy, may have an incentive to favor client accounts that pay the firm performance-based compensation or higher fees.
Jacobs Levy manages a number of proprietary accounts alongside client accounts. These proprietary accounts may invest in the same securities that Jacobs Levy recommends to or buys or sells for client accounts (including the fund’s account). Jacobs Levy typically aggregates trades for proprietary and client accounts. These proprietary accounts may have investment objectives and/or strategies which are similar to or different from those of the fund. Jacobs Levy may make investment decisions for proprietary accounts that are not necessarily consistent with the decisions made regarding client investments

(including investments for the fund). As such, the performance of these proprietary accounts may differ from the performance of client accounts (including the fund’s account).
Jacobs Levy has adopted and implemented policies and procedures intended to address conflicts of interest relating to the management of multiple accounts. Jacobs Levy reviews statistical allocation reports periodically to determine whether accounts are treated, in its view, fairly. The performance of similarly managed accounts is also compared periodically to determine whether there are any unexplained significant discrepancies. In addition, Jacobs Levy has adopted procedures, which, in its view, are reasonably designed to create a fair and equitable allocation of investment opportunities over time among accounts.
Jacobs Levy provides model portfolios to one or more of its clients for which Jacobs Levy does not have investment discretion. Jacobs Levy may execute trades for other clients whose accounts utilize the same investment strategy as the model(s). Since Jacobs Levy does not have discretion to execute trades for its model portfolio client(s), it is possible that trading based on the model portfolio will occur at the same or different times for Jacobs Levy’s discretionary clients and for its model portfolio client(s), and therefore that trading conducted for one client will impact the value at which the relevant securities trade for another client.
Lazard Asset Management LLC (“Lazard”)
Although the potential for conflicts of interest exists when an investment adviser and portfolio managers manage other accounts that invest in securities in which the Fund may invest or that may pursue a strategy similar to the Fund's investment strategies implemented by Lazard (collectively, “Similar Accounts”), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the Fund is not disadvantaged, including procedures regarding trade allocations and “conflicting trades” (e.g., long and short positions in the same or similar securities). In addition, the Fund is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.
Potential conflicts of interest may arise because of Lazard's management of the Fund and Similar Accounts, including the following:
●Similar Accounts may have investment objectives, strategies and risks that differ from those of the Fund. In addition, the Fund is an open-end investment company and “diversified” as defined in the Investment Company Act, subject to different regulations than certain of the Similar Accounts and, consequently, may not be permitted to invest in the same securities, exercise rights to exchange or convert securities or engage in all the investment techniques or transactions, or to invest, exercise or engage to the same degree, as the Similar Accounts. For these or other reasons, the portfolio managers may purchase different securities for the Fund and the corresponding Similar Accounts, and the performance of securities purchased for the Fund may vary from the performance of securities purchased for Similar Accounts, perhaps materially.
●Conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard's overall allocation of securities in that offering, or to increase Lazard's ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.
●Portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Fund, that they are managing on behalf of Lazard. Although Lazard does not track each individual portfolio manager's time dedicated to each account, Lazard periodically reviews each portfolio manager's overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Fund. As illustrated in the table above, most of the portfolio managers manage a significant number of Similar Accounts in addition to the Fund.

●Generally, Lazard and/or its portfolio managers have investments in Similar Accounts. This could be viewed as creating a potential conflict of interest, since certain of the portfolio managers do not invest in the Fund.
●The table found in the section above notes the portfolio managers who manage Similar Accounts with respect to which the advisory fee is based on the performance of the account, which could give the portfolio managers and Lazard an incentive to favor such Similar Accounts over the Fund.
●Portfolio managers may place transactions on behalf of Similar Accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions. In addition, if the Fund's investment in an issuer is at a different level of the issuer's capital structure than an investment in the issuer by Similar Accounts, in the event of credit deterioration of the issuer, there may be a conflict of interest between the Fund's and such Similar Accounts' investments in the issuer. If Lazard sells securities short, including on behalf of a Similar Account, it may be seen as harmful to the performance of the Fund to the extent it invests “long” in the same or similar securities whose market values fall as a result of short-selling activities.
●Investment decisions are made independently from those of the Similar Accounts. If, however, such Similar Accounts desire to invest in, or dispose of, the same securities as the Fund, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.
●Under Lazard's trade allocation procedures applicable to domestic and foreign initial and secondary public offerings and Rule 144A transactions (collectively herein a “Limited Offering”), Lazard will generally allocate Limited Offering shares among client accounts, including the Fund, pro rata based upon the aggregate asset size (excluding leverage) of the account. Lazard may also allocate Limited Offering shares on a random basis, as selected electronically, or other basis. It is often difficult for the Adviser to obtain a sufficient number of Limited Offering shares to provide a full allocation to each account. Lazard's allocation procedures are designed to allocate Limited Offering securities in a fair and equitable manner.
Loomis, Sayles & Company, L.P. (“Loomis Sayles”)
Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Funds and other accounts managed by the Portfolio Managers. A Portfolio Manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees, accounts of affiliated companies and accounts in which the Portfolio Manager has an interest. In addition, due to differences in the investment strategies or restrictions among the Fund(s) and a Portfolio Manager’s other accounts, the Portfolio Manager may take action with respect to another account that differs from the action taken with respect to the Fund(s). Although such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts and may appear to create additional conflicts of interest for the Portfolio Manager in the allocation of management time and resources, Loomis Sayles strives to ensure that Portfolio Managers endeavor to exercise their discretion in a manner that is equitable to all interested persons. Furthermore, Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account’s investment objective, investment guidelines and restrictions, the availability of other comparable investment opportunities and Loomis Sayles’ desire to treat all accounts fairly and equitably over time. Loomis Sayles maintains Trade Allocation and Aggregation Policies and Procedures to mitigate the effects of these potential conflicts as well as other types of conflicts of interest. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises or that Loomis Sayles will treat all accounts identically. Conflicts of interest also arise to the extent a Portfolio Manager short sells a stock or otherwise takes a short position in one client account but holds that stock long in other accounts, including the Fund(s), or sells a stock for some accounts while buying the stock for others, and through the use of “soft dollar arrangements,” which are discussed in Loomis Sayles’ Brokerage Allocation Policies and Procedures and Loomis Sayles’ Trade Aggregation and Allocation Policies and Procedures.
Nationwide Asset Management, LLC (“Nationwide Asset Management”)
Nationwide Asset Management is a separate, wholly owned subsidiary of Nationwide Mutual Insurance Company. Certain employees of the firm may also provide advisory services to affiliated portfolios outside of the Registered Investment Adviser, including Nationwide Life Insurance and Nationwide Mutual Insurance, side by side to its clients.
Nationwide Fund Distributors, LLC is an affiliated broker dealer that distributes funds for which Nationwide Asset Management performs sub-advisory services on behalf of Nationwide Funds Advisors to Nationwide Mutual Funds and the Nationwide Variable Insurance Trust.

Investment adviser representatives of Nationwide Asset Management may also be representatives of our affiliated broker-dealers Nationwide Investment Services Corporation and Nationwide Securities. Nationwide Asset Management does not place trades through affiliated broker-dealers.
Nationwide Asset Management has adopted a Code of Ethics and Gifts and Entertainment Policy for all supervised persons of the firm describing its high standard of business conduct, and fiduciary duty to its clients. The Code of Ethics includes provisions relating to the confidentiality of client information, a prohibition on insider trading, restrictions on the acceptance of significant gifts and the reporting of certain gifts and business entertainment items, and personal securities trading procedures, among other things. All supervised persons at Nationwide Asset Management must acknowledge the terms of the Code of Ethics annually, or as amended.
Nationwide Asset Management anticipates that, in appropriate circumstances, consistent with clients’ investment objectives, it will cause accounts over which it has management authority to effect, and will recommend to investment advisory clients or prospective clients, the purchase or sale of securities in which its access persons, its affiliates and/or clients, directly or indirectly, have a position of interest. Nationwide Asset Management’s personnel are required to follow its Code of Ethics. Subject to satisfying this policy and applicable laws, officers, directors and employees of Nationwide Asset Management and its affiliates may trade for their own accounts in securities which are recommended to and/or purchased for its clients. The Code of Ethics is designed to assure that the personal securities transactions, activities and interests of the employees of Nationwide Asset Management will not interfere with (i) making decisions in the best interest of advisory clients and (ii) implementing such decisions while, at the same time, allowing employees to invest for their own accounts. Under the Code certain classes of securities have been designated as exempt transactions, based upon a determination that these would materially not interfere with the best interest of Nationwide Asset Management’s clients. In addition, the Code requires pre-clearance of certain transactions against a restricted list. Nonetheless, because the Code of Ethics in some circumstances would permit employees to invest in the same securities as clients, there is a possibility that employees might benefit from market activity by a client in a security held by an employee. Employee trading is continually monitored under the Code of Ethics to reasonably prevent conflicts of interest between Nationwide Asset Management and its clients.
Nationwide Asset Management may use the products or services provided by brokers to service all accounts managed by it and not just the accounts whose transactions were associated with the broker providing the product or service. However, Nationwide Asset Management expects that each client will benefit overall by this practice because each is receiving the benefit of research services that it might not otherwise receive. To the extent brokers supply research to the firm, it is relieved of expenses that it might otherwise bear.
There are situations where Nationwide Asset Management would deem it advisable to purchase or sell the same securities for two or more clients at the same time, or approximately the same time. In this case, Nationwide Asset Management may execute the orders to purchase or sell on an aggregated basis. When possible, client trades in the same security will be aggregated into a Single Executable Order when the firm determines that it is consistent with best execution and in the best interests of its clients.
Aggregated trades may be used to facilitate best execution by negotiating more favorable prices, obtaining more timely execution or reducing overall transaction costs.
When a decision is made to aggregate transactions on behalf of more than one account, such transactions will be allocated to all participating client accounts in a fair and equitable manner. Affiliated accounts may be included in aggregated trade orders.
Nationwide Asset Management does not engage in cross trades between client portfolios.
The firm does not have soft dollar arrangements with broker-dealers however it does receive research materials.
Newton Investment Management North America, LLC (“NIMNA”)
It is the policy of the Firm to make business decisions free from conflict. The Firm’s objective is to recognize potential conflicts of interest and work to eliminate or control and disclose such conflicts as they are identified. The Firm’s business decisions are based on its duty to its clients, and not driven by any personal interest or gain.

As an asset manager with a diverse client base in a variety of strategies, conflicts of interest are inherent. Furthermore, as an indirect subsidiary of The Bank of New York Mellon Corporation (“BNY”), potential conflicts may also arise between NIMNA and other BNY companies. NIMNA will take steps to provide reasonable assurance that no client or group of clients is advantaged at the expense of any other client.
NS Partners (“NS Partners”)
Conflicts of Interest
Our Clients expect that we will uphold our affirmative duties of care, loyalty, honesty, and good faith to act in their best interests. Compliance with these duties will first be achieved by attempting to avoid any conflict or potential conflict of interest, then by fully disclosing all material facts concerning any conflict that does arise with respect to any Client. All Clients must be treated fairly and the interests of one client must not be placed above the interest of another. At a minimum this means:
All staff are prohibited from:
1.
Failing to timely recommend a suitable security to, or purchase or sell a suitable security for, a Client in order to avoid an actual or apparent conflict with a personal transaction in a security.
2.
Using knowledge about pending or currently considered securities transactions for Clients to profit personally, directly or indirectly, as a result of such transactions, including by purchasing or selling such securities. Conflicts raised by personal securities transactions are also addressed below.
3.
Negotiating or making decisions regarding NSP’s business with any companies in which the Relevant Person has an investment or other personal interest without first seeking approval from the Compliance and Legal Team.
4.
Acquiring, directly or indirectly, any Beneficial Interest in any Initial Public Offering or Limited Offering with respect to any security without first obtaining approval of the Chief Compliance Officer (CCO) or delegate. Persons wishing to obtain such permission must first provide full details of the proposed transaction (including written certification that the investment opportunity did not arise by virtue of the person’s activities on behalf of our Clients). Permission will not be granted without first concluding, after consultation with other Investment Personnel of the Firm (who have no personal interest in the issuer involved in the IPO), that there is no foreseeable interest in purchasing such security on behalf of our Clients. Records of such approvals and the reasons supporting those decisions must be kept as required.
All staff will:
Once they are aware of any personal interest that is or might be in conflict with the interest of a Client, disclose the situation or transaction and the nature of the conflict to the Compliance and Legal Team for appropriate consideration and obtain written approval from the Compliance and Legal Team before taking action. Conflicts of Interest are subject to the Quarterly Disclosure in MyComplianceOffice (MCO).
Without limiting the foregoing, Investment Personnel who are planning to invest in or make a recommendation to invest in a security for a Client, and who have a material interest in the security or a related security, must first disclose such interest to the CCO or delegate. The CCO or delegate shall conduct an independent review of the recommendation to purchase the security for Clients and shall forward written evidence of such review to the Compliance and Legal Team. Investment Staff who disclose such an interest to the CCO or delegate are exempt from a violation under Section C.1.a (i) of the Code of Ethics.
Outside Business Activity
All staff are required to promptly notify the CCO, and to record within the MCO system, all outside business activity (“OBAs”) resulting in or potentially resulting in additional compensation arrangements, including monetary or other benefits that are or have the potential to be a conflict of interest. Any staff, who have a Canadian Securities Registration must additionally record any volunteer / not for profit activity within the MCO system once approval has been given by the CCO. This includes any volunteer activity where you are in a position of power or influence, regardless of whether you are compensated for the activity.
No member of staff shall accept a position as an officer or employee or receive any compensation as a result of any business activity (other than a passive investment), outside the scope of his relationship with NSP, unless such person has received prior written approval from the CCO or Co-CIO. Supervised Persons may seek approval of and disclose outside business activities within the MCO system for all reportable activities. Approval will only be given where the CCO or Co-CIO determines that such activities will not interfere with the proper discharge of the individual’s duties to NS Partners and its clients. When faced with a conflict with respect to services provided to a client, NS Partners will exercise the business judgment of responsible persons, uninfluenced by considerations other than the best interests of the client.
Compliance Review. On a quarterly basis, all Personnel are required to complete a certification through MCO which asks if the individual has new outside activity to be disclosed or any amendments to existing OA’s, personal trading and gifts and further independent monitoring is conducted by the CC&LFG Compliance team.
If an OA is identified as not reported, it is escalated to the CCO who will reach out to the individual to remind them of the policy to report all OAs within 30 days.  The rationale for all decisions on outside activities will be maintained by the firm’s CCO and the CCLFG Legal and Compliance Team.
In order to ensure timely maintenance of individual registrations, the firm has implemented the following procedures:
●On-demand conflict of interest disclosure using the firm’s third party compliance system;
●Quarterly conflict of interest certification using the firm’s third party compliance system, which includes a reminder to notify the CCLFG Legal and Compliance Team of any changes (e.g. address); and
Staff are prohibited from being independently registered as an investment adviser or being associated with an unaffiliated investment adviser as a director, officer, employee or Registered Representative without prior written approval from the CCO.
Service as a Director. Investment Personnel are prohibited from serving on the boards of directors of for-profit corporations, business trusts or similar business entities (other than NSP’s affiliates), whether or not their securities are publicly traded, without prior authorization by the CCO. Any such authorization will be based upon a determination that the board service would be consistent with the interests of NSP’s Clients and that adequate procedures exist to ensure isolation from those making investment decisions.
Staff must report to the Compliance and Legal Team any service on the boards of directors of for-profit corporations, business trusts or similar entities (other than NSP affiliates), whether or not their securities are publicly traded.
Non–Profit Activities. The Firm encourages its employees to become involved in community programs, civic affairs, and other non-profit activities. However, employees should not permit such activities to affect the performance of their job responsibilities. If there is any possibility that the non–profit organization will issue or sell securities or affect the assets of any Client, the member of staff must receive written approval of the CCO before accepting the position.
Participation in Investment Clubs. Access Persons (including with respect to assets that are beneficially owned by the Access Person) may participate in private investment clubs or other similar groups only upon advance written approval from the CCO.
Avoid Taking Inappropriate Advantage of Your Position. The receipt of investment opportunities, gifts or gratuities from persons seeking business with NSP directly, or on behalf of a Client, could call into question the independence of your business judgment. In addition, any activity that creates even the suspicion of misuse of material, non-public information by NSP or its employees, which gives rise or appears to give rise to any breach of fiduciary duty owed to Clients, or which creates any actual, potential or perceived conflict of interest between Clients and NSP or any of its employees must be avoided and is prohibited.
PUTNAM INVESTMENT MANAGEMENT, LLC (“Putnam”)
Like other investment professionals with multiple clients, the fund’s Portfolio Managers may face certain potential conflicts of interest in connection with managing both the fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which Putnam believes are faced by investment professionals at most major financial firms. As described below, Putnam has adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:
●The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.
●The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.
●The trading of other accounts could be used to benefit higher-fee accounts (front-running).
●The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.
Putnam attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam’s policies:
●Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.
●All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).
●All trading must be effected through Putnam’s trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).
●Front running is strictly prohibited.
●The fund’s Portfolio Managers may not be guaranteed or specifically allocated any portion of a performance fee.
As part of these policies, Putnam has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.
Potential conflicts of interest may also arise when the Portfolio Managers have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam Management’s investment professionals do not have the opportunity to invest in client accounts, other than the Putnam funds. However, in the ordinary course of business, Putnam or related persons may from time to time establish “pilot” or “incubator” accounts for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam or an affiliate. Putnam or an affiliate supplies the funding for these accounts. Putnam employees, including the fund’s Portfolio Managers, may also invest in certain pilot accounts. Putnam, and to the extent applicable, the Portfolio Managers will benefit from the favorable investment performance of those funds and accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam’s policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation— neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam’s daily block trades to the same extent as client accounts (except that pilot accounts do not participate in initial public offerings).
A potential conflict of interest may arise when the fund and other accounts purchase or sell the same securities. On occasions when the Portfolio Managers consider the purchase or sale of a security to be in the best interests of the fund as well as other accounts, Putnam’s trading desk may, to the extent permitted by applicable laws and regulations and where practicable, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the fund or another account if one account is favored over another in allocating the securities purchased or sold— for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam’s trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the fund) in a manner which in Putnam’s opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. However, accounts advised or sub-advised by Putnam Investment Limited (“PIL”) will only place trades at an execution-only commission rate, whereas other Putnam accounts may pay an additional amount for research and other products and services (a “bundled” or “full service” rate). Putnam may aggregate trades in PIL accounts with other Putnam accounts that pay a bundled rate as long as all participating accounts pay the same execution rate. To the extent that non-PIL accounts pay a bundled rate, the PIL and other Putnam accounts would not be paying the same total commission rate. Certain other exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam’s trade oversight procedures in an attempt to ensure fairness over time across accounts.
“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay, or if such trades result in more attractive investments being allocated to higher-fee accounts. Putnam has adopted compliance procedures that provide that any transactions between the fund and another Putnam-advised account are to be made at an independent current market price, as required by law.
Another potential conflict of interest may arise based on the different goals and strategies of the fund and other accounts. For example, another account may have a shorter-term investment horizon or different goals, policies or restrictions than the fund. Depending on goals or other factors, the Portfolio Managers may give advice and make decisions for another account that may differ from advice given, or the timing or nature of decisions made, with respect to the fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio Managers when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.
Under federal securities laws, a short sale of a security by another client of Putnam or its affiliates (other than another registered investment company) within five business days prior to a public offering of the same securities (the timing of which is generally not known to Putnam in advance) may prohibit the fund from participating in the public offering, which could cause the fund to miss an otherwise favorable investment opportunity or to pay a higher price for the securities in the secondary markets.
The fund’s Portfolio Managers may also face other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the fund and other accounts.
Victory Capital Management Inc. (“Victory Capital”)
Victory Capital’s portfolio managers are often responsible for managing one or more mutual funds as well as other accounts, such as separate accounts, and other pooled investment vehicles, such as collective trust funds or unregistered hedge funds. A portfolio manager may manage other accounts which have materially higher fee arrangements than the Portfolio and may, in the future, manage other accounts which have a performance-based fee. A portfolio manager also may make personal investments in accounts they manage or support. The side-by-side management of the Portfolio along with other accounts may raise potential conflicts of interest by incenting a portfolio manager to direct a disproportionate amount of: (1) their attention; (2) limited investment opportunities, such as less liquid securities or initial public offerings; and/or (3) desirable trade allocations, to such other accounts. In addition, to assist in the investment decision-making process for its clients, including the Portfolio, Victory Capital may use brokerage commissions generated from securities transactions to obtain research and/or brokerage services from broker-dealers. Thus, Victory Capital may have an incentive to select a broker that provides research through the use of brokerage, rather than paying for execution only. Certain other trading practices, such as cross-trading between the Portfolio and another account, also may raise conflict of interest issues. Victory Capital has adopted numerous compliance policies and procedures, including a Code of Ethics, and brokerage and trade allocation policies and procedures, which seek to address the conflicts associated with managing multiple accounts for multiple clients. In addition, Victory Capital has a designated Chief Compliance Officer (selected in accordance with the federal securities laws) and compliance staff whose activities are focused on monitoring the activities of Victory Capital investment franchises and employees in order to detect and address potential and actual conflicts of interest. However, there can be no assurance that Victory Capital’s compliance program will achieve its intended result.

WCM Investment Management, LLC (“WCM”)
The management of multiple funds and accounts may give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. The firm seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The firm seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.
The management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While WCM has adopted a code of ethics which we believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.
In addition, WCM has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.
Wellington Management Company LLP (“Wellington Management”)
Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. Each Fund’s manager listed in the prospectus who is primarily responsible for the day-to-day management of the Funds (“Portfolio Manager”) generally manages accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Funds. The Portfolio Managers make investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Managers may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.
The Portfolio Managers or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, the Portfolio Managers may purchase the same security for the Fund and one or more other accounts at or about the same time. In those instances, the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Fund. The Portfolio Manager also manages accounts which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Portfolio Managers are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by Portfolio Managers. Finally, the Portfolio Managers may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Appendix D
5% Shareholders
[TO BE PROVIDED]
Fund Name/Class	Shareholder Name	City	State	Zip	Number of Shares	% of Ownership
D-1

PART C
OTHER INFORMATION
ITEM 28. EXHIBITS
(a)
Second Amended and Restated Agreement and Declaration of Trust, dated as of June 17, 2009 (the “Amended
Declaration”), of the Registrant, Nationwide Variable Insurance Trust, a Delaware Statutory Trust (the “Trust” or
“NVIT”), previously filed as Exhibit EX-23.a with the Trust’s registration statement on August 26, 2009, is hereby incorporated by reference.

(b)
Third Amended and Restated Bylaws, dated as of August 28, 2020 (the “Amended Bylaws”), of the Trust, previously filed as Exhibit EX-28.b with the Trust’s registration statement on September 15, 2020, is hereby incorporated by reference.

(c)
Certificates for shares are not issued. Articles III, V and VI of the Amended Declaration and Articles II and VII of the
Amended Bylaws, incorporated by reference to Exhibits (a) and (b), respectively, define the rights of holders of shares.

(d)	Investment Advisory Agreements
(1)
Investment Advisory Agreement among the Trust and Nationwide Fund Advisors (“NFA”), dated May 1, 2007, previously filed as Exhibit EX-99.d.1 with the Trust’s registration statement on April 30, 2007, is hereby incorporated by reference.

		(a)	Exhibit A to the Investment Advisory Agreement, amended January 1, 2024, previously filed as EX-28.d.1.a with the Trust’s registration statement on April 18, 2024, is hereby incorporated by reference.
(2)
Investment Advisory Agreement among the Trust and NFA, dated October 16, 2017, previously filed as Exhibit
EX-28.d.2 with the Trust’s registration statement on October 16, 2017, is hereby incorporated by reference.

(a)
Exhibit A to the Investment Advisory Agreement, amended March 9, 2022, previously filed as Exhibit
EX-28.d.2.a with the Trust’s registration statement on April 19, 2022, is hereby incorporated by reference.

	(3)	Subadvisory Agreements
(a)
Amended and Restated Subadvisory Agreement among the Trust, NFA and Federated Investment
Management Company, effective May 1, 2007, as amended and restated April 2, 2009, previously filed as
Exhibit EX-23.d.2.d with the Trust’s registration statement on April 24, 2009, is hereby incorporated by reference.

			(i)	Exhibit A to the Subadvisory Agreement, amended March 9, 2017, previously filed as Exhibit EX-28.d.2.a.i with the Trust’s registration statement on April 19, 2017, is hereby incorporated by reference.
(b)
Amended Subadvisory Agreement among the Trust, NFA and BlackRock Investment Management, LLC,
dated May 1, 2007, as amended June 16, 2010, previously filed as Exhibit EX-28.d.2.g with the Trust’s registration statement on September 14, 2010, is hereby incorporated by reference.

(i)
Exhibit A to the Amended Subadvisory Agreement, amended January 10, 2017, previously filed as
Exhibit EX-28.d.2.d.i with the Trust’s registration statement on February 3, 2017, is hereby incorporated by reference.

(c)
Subadvisory Agreement among the Trust, NFA and Insight North America LLC, dated September 6, 2021, previously filed as Exhibit EX-28.d.3.d with the Trust’s registration statement on January 12, 2022, is hereby incorporated by reference.

(i)
Exhibit A to the Subadvisory Agreement, amended February 2, 2022, previously filed as Exhibit
EX-28.d.3.d.i with the Trust’s registration statement on October 11, 2022, is hereby incorporated by reference.

(d)
Subadvisory Agreement among the Trust, NFA and Wellington Management Company, LLP, dated March 24,
2008, previously filed as Exhibit EX-23.d.2.aa with the Trust’s registration statement on March 27, 2008, is hereby incorporated by reference.

(i)
Exhibit A to the Subadvisory Agreement, amended September 19, 2017, previously filed as Exhibit
EX-28.d.3.l.i with the Trust’s registration statement on October 16, 2017, is hereby incorporated by reference.

(e)
Subadvisory Agreement among the Trust, NFA and Lazard Asset Management LLC, dated June 17, 2013, previously filed as Exhibit EX-28.d.2.aa with the Trust’s registration statement on January 7, 2014, is hereby incorporated by reference.

(i)
Amendment to Exhibit A to the Subadvisory Agreement, as amended January 1, 2023, previously filed as Exhibit EX-28.d.3.h.ii with the Trust’s registration statement on January 3, 2023, is hereby incorporated by reference.

(f)
Subadvisory Agreement among the Trust, NFA and Nationwide Asset Management, LLC, dated September 3,
2014, previously filed as Exhibit EX-28.2.aa with the Trust’s registration statement on February 12, 2015, is hereby incorporated by reference.

(i)
Exhibits A and B to the Subadvisory Agreement, amended May 1, 2015, previously filed as Exhibit
EX-28.2.bb.i with the Trust’s registration statement on April 21, 2015, is hereby incorporated by reference.

(g)
Subadvisory Agreement among the Trust, NFA and Jacobs Levy Equity Management, Inc., dated
December 10, 2015, previously filed as Exhibit EX-16.6.b.xxvii with the Trust’s registration statement on
Form N-14 on December 22, 2015, is hereby incorporated by reference.

(h)
Subadvisory Agreement among the Trust, NFA and Nationwide Asset Management, LLC, dated January 1,
2008, previously filed as Exhibit EX-23.d.2.v with the Trust’s registration statement on February 8, 2008, is hereby incorporated by reference.

	(i)	Exhibit A to the Subadvisory Agreement, amended May 1, 2013, previously filed as Exhibit EX-28.d.2.k.i with the Trust’s registration statement on January 17, 2014, is hereby incorporated by reference.
(i)
Subadvisory Agreement among the Trust, NFA and DoubleLine Capital LP, dated October 16, 2017, previously filed as Exhibit EX-28.d.3.cc with the Trust’s registration statement on October 16, 2017, is hereby incorporated by reference.

(j)
Subadvisory Agreement among the Trust, NFA and AQR Capital Management, LLC, dated November 13,
2017, previously filed as Exhibit EX-28.d.3.bb with the Trust’s registration statement on April 19, 2018, is hereby incorporated by reference.

(k)
Subadvisory Agreement among the Trust, NFA and BlackRock Investment Management, LLC, dated July 2,
2018, previously filed as Exhibit EX-28.d.3.cc with the Trust’s registration statement on September 24, 2018, is hereby incorporated by reference.

(l)
Subadvisory Agreement among the Trust, NFA and WCM Investment Management, LLC, dated October 8,
2018, previously filed as Exhibit EX-28.d.3.cc with the Trust’s registration statement on January 7, 2019, is hereby incorporated by reference.

	(i)	Exhibit A to the Subadvisory Agreement, amended September 13, 2019, previously filed as Exhibit EX-28.d.3.bb.i with the Trust’s registration statement on October 4, 2019.
(m)
Subadvisory Agreement among the Trust, NFA and Amundi Asset Management US, Inc. (formerly, Amundi
Pioneer Institutional Asset Management, Inc., dated January 14, 2019, previously filed as Exhibit
EX-28.d.3.dd with the Trust’s registration statement on January 7, 2019, is hereby incorporated by reference.

(n)
Subadvisory Agreement among the Trust, NFA and Invesco Advisers, Inc., dated May 24, 2019, previously filed as Exhibit EX-28.d.3.dd with the Trust’s registration statement on July 16, 2019, is hereby incorporated by reference.

(o)
Subadvisory Agreement among the Trust, NFA and Goldman Sachs Asset Management, L.P., dated June 13,
2019, previously filed as Exhibit EX-28.d.3.ee with the Trust’s registration statement on October 4, 2019, is hereby incorporated by reference.

(p)
Subadvisory Agreement among the Trust, NFA and J.P. Morgan Investment Management Inc., dated June 13,
2019, previously filed as Exhibit EX-28.d.3.ff with the Trust’s registration statement on July 26, 2019, is hereby incorporated by reference.

		(i)	Amendment to Subadvisory Agreement, dated March 10, 2021, previously filed as Exhibit EX-28.d.3.z.i with the Trust’s registration statement on March 24, 2021, is hereby incorporated by reference.
		(ii)	Amendment to Subadvisory Agreement, dated June 15, 2022, previously filed as Exhibit EX-28.d.3.s.ii with the Trust’s registration statement on October 11, 2022, is hereby incorporated by reference.
(q)
Subadvisory Agreement among the Trust, NFA and Jacobs Levy Equity Management, Inc., dated
September 13, 2019, previously filed as Exhibit EX-28.d.3.gg with the Trust’s registration statement on
October 4, 2019, is hereby incorporated by reference.

(i)
Exhibit A to the Subadvisory Agreement, amended February 21, 2023, previously filed as Exhibit
EX-28.d.3.t.i with the Trust’s registration statement on January 18, 2023, is hereby incorporated by reference.

(r)
Subadvisory Agreement among the Trust, NFA and Columbia Management Investment Advisers, LLC, dated
March 12, 2020, previously filed as Exhibit EX-28.d.3.cc with the Trust’s registration statement on April 16,
2020, is hereby incorporated by reference.

(s)
Subadvisory Agreement among the Trust, NFA and Dreyfus, a division of Mellon Investments Corporation, dated September 1, 2023, previously filed as Exhibit EX-28.d.3.s with the Trust’s registration statement on
April 18, 2024, is hereby incorporated by reference.

(t)
Subadvisory Agreement among the Trust, NFA and Newton Investment Management North America, LLC,
effective August 31, 2021, previously filed as Exhibit EX-28.d.3.aa with the Trust’s registration statement on
January 12, 2022, is hereby incorporated by reference.

(i)
Exhibit A to the Subadvisory Agreement, amended October 1, 2024, previously filed as Exhibit
EX-28.d.3.t.i with the Trust’s registration statement on December 17, 2024, is hereby incorporated by reference.

(u)
Subadvisory Agreement among the Trust, NFA and Allspring Global Investments, LLC, effective
November 1, 2021, previously filed as Exhibit EX-28.d.3.bb with the Trust’s registration statement on
January 12, 2022, is hereby incorporated by reference.

(v)
Subadvisory Agreement among the Trust, NFA and Loomis, Sayles & Company, L.P., effective June 30, 2021, previously filed as Exhibit EX-28.d.3.z with the Trust’s registration statement on October 11, 2022, is hereby incorporated by reference.

(i)
Exhibit A to the Subadvisory Agreement, amended December 9, 2024, previously filed as Exhibit
EX-28.d.3.v.i with the Trust’s registration statement on December 17, 2024, is hereby incorporated by reference.

(w)
Subadvisory Agreement among the Trust, NFA and NS Partners LTD, effective June 30, 2021, previously filed as Exhibit EX-28.d.3.aa with the Trust’s registration statement on October 11, 2022, is hereby incorporated by reference.

(i)
Exhibit A to the Subadvisory Agreement, amended October 1, 2023, previously filed as Exhibit
EX-28.d.3.w.i with the Trust’s registration statement on April 18, 2024, is hereby incorporated by reference.

(x)
Subadvisory Agreement among the Trust, NFA and Victory Capital Management Inc., effective December 9,
2021, previously filed as Exhibit EX-28.d.3.bb with the Trust’s registration statement on October 11, 2022, is hereby incorporated by reference.

(y)
Subadvisory Agreement among the Trust, NFA and Atlanta Capital Management Company, L.L.C., effective
January 27, 2023, previously filed as Exhibit EX-28.d.3.aa with the Trust’s registration statement on
March 16, 2023, is hereby incorporated by reference.

(4)	Fund of Funds Investment Agreements
(a)
Fund of Funds Investment Agreement among the Trust, NFA and American Funds Insurance Series, effective
January 19, 2022, previously filed as Exhibit EX-28.d.4.a with the Trust’s registration statement on
January 12, 2022, is hereby incorporated by reference.

		(b)
Fund of Funds Investment Agreement among the Trust, BlackRock Variable Series Funds, Inc. and BlackRock
Advisors, LLC, effective January 19, 2022, previously filed as Exhibit EX-28.d.4.b with the Trust’s registration statement on January 12, 2022, is hereby incorporated by reference.

		(c)
Fund of Funds Investment Agreement among the Trust, Nationwide Mutual Funds, BlackRock ETF Trust,
BlackRock ETF Trust II, iShares Trust, iShares, Inc. and iShares U.S. ETF Trust, effective January 19, 2022, previously filed as Exhibit EX-28.d.4.c with the Trust’s registration statement on January 12, 2022, is hereby incorporated by reference.

(e)	(1)
Underwriting Agreement between the Trust and Nationwide Fund Distributors, LLC (“NFD”), dated May 1, 2007, previously filed as Exhibit EX-99.e with the Trust’s registration statement on April 30, 2007, is hereby incorporated by reference.

		(a)	Schedule A to the Underwriting Agreement, amended March 9, 2022, previously filed as Exhibit EX-28.e.1.a with the Trust’s registration statement on April 19, 2022, is hereby incorporated by reference.
(f)	Not applicable.
(g)	(1)
Global Custody Agreement between the Trust and JPMorgan Chase National Association (formerly, JPMorgan
Chase Bank), dated April 4, 2003, previously filed as Exhibit EX-23.g.2 with the Trust’s registration statement on
April 28, 2003, is hereby incorporated by reference.

		(a)	Waiver to Global Custody Agreement, dated May 2, 2005, previously filed as Exhibit EX-23.g.1.b with the Trust’s registration statement on April 28, 2005, is hereby incorporated by reference.
		(b)
Rider to Global Custody Agreement Cash Trade Execution Product, dated April 4, 2003, previously filed as
Exhibit EX-23.g.1.d with the Trust’s registration statement on January 17, 2006, is hereby incorporated by reference.

		(c)	Concentration Accounts Agreement, dated December 2, 2009, previously filed as Exhibit EX-28.g.1.e with the Trust’s registration statement on April 23, 2010, is hereby incorporated by reference.
		(d)
Amendment to Global Custody Agreement, dated December 2, 2009, previously filed as Exhibit EX-16.9.a.iv with the Trust’s registration statement on Form N-1A on October 28, 2020, is hereby incorporated by reference.

		(e)	Amendment to Global Custody Agreement, dated March 8, 2012, previously filed as Exhibit EX-28.g.1.a with the Trust’s registration statement on September 15, 2020, is hereby incorporated by reference.
		(f)
Amendment to Global Custody Agreement, dated December 9, 2015, previously filed as Exhibit EX-16.9.a.iii with the Trust’s registration statement on Form N-14 on December 22, 2015, is hereby incorporated by reference.

		(g)
Amendment to Global Custody Agreement, effective February 1, 2022, previously filed as Exhibit
EX-28.g.1.g with the Trust’s registration statement on April 19, 2022, is hereby incorporated by reference.

		(h)
Amendment to Exhibit I of the Global Custody Agreement, dated March 14, 2022, previously filed as Exhibit
EX-28.g.1.h with the Trust’s registration statement on April 19, 2022, is hereby incorporated by reference.

(h)	(1)
Joint Fund Administration and Transfer Agency Agreement between the Trust, Nationwide Mutual Funds and
Nationwide Fund Management LLC (“NFM”), dated May 1, 2010, previously filed as Exhibit EX-28.h.1 with the
Trust’s registration statement on September 14, 2010, is hereby incorporated by reference.

		(a)
Schedule C of the Joint Fund Administration and Transfer Agency Agreement, amended September 1, 2012, previously filed as Exhibit EX-28.h.1.a with the Trust’s registration statement on October 11, 2022, is hereby incorporated by reference.

	(2)
Administrative Services Plan, dated May 1, 2007, amended March 10, 2021, previously filed as Exhibit EX-28.h.2 with the Trust’s registration statement on March 24, 2021, is hereby incorporated by reference.

	(3)
Expense Limitation Agreement between the Trust and NFA, dated May 1, 2007, previously filed as Exhibit
EX-23.h.3 with the Trust’s registration statement on April 14, 2008, is hereby incorporated by reference.

		(a)
Amendment to the Expense Limitation Agreement, dated December 11, 2012, previously filed as Exhibit
EX-28.h.3.b with the Trust’s registration statement on April 22, 2013, is hereby incorporated by reference.

(b)
Amendment to the Expense Limitation Agreement, dated May 1, 2017, previously filed as Exhibit
EX-28.h.3.b with the Trust’s registration statement on April 19, 2017, is hereby incorporated by reference.

(c)
Amendment to the Expense Limitation Agreement, dated July 1, 2018, previously filed as Exhibit
EX-28.h.3.c with the Trust’s registration statement on September 24, 2018, is hereby incorporated by reference.

(d)
Exhibit A to the Expense Limitation Agreement, amended as of October 1, 2024, previously filed as Exhibit
EX-28.h.3.d with the Trust’s registration statement on December 17, 2024, is hereby incorporated by reference.

(4)
Assignment and Assumption Agreement between NVIT-Massachusetts (“NVIT-MA”) and the Trust, dated May 2,
2005, assigning NVIT-MA’s title, rights, interests, benefits and privileges in and to certain contracts in the
Agreement, previously filed as Exhibit EX-23.h.7 with the Trust’s registration statement on January 17, 2006, is hereby incorporated by reference.

(5)
Fund Participation Agreement among NFM, Nationwide Financial Services, Inc. (“NFS”), American Funds
Insurance Series and Capital Research and Management Company, dated May 1, 2007, previously filed as Exhibit
EX-23.h.6 with the Trust’s registration statement on September 25, 2008, is hereby incorporated by reference.

(6)
Master-Feeder Services Agreement between the Trust and NFM, dated May 1, 2007, for the American Funds NVIT
Growth Fund, American Funds NVIT Global Growth Fund, American Funds NVIT Asset Allocation Fund,
American Funds NVIT Bond Fund and American Funds NVIT Growth-Income Fund (collectively, the “Feeder
Funds”), previously filed as Exhibit EX-23.h.7 with the Trust’s registration statement on April 30, 2007, is hereby incorporated by reference.

(7)
Amended and Restated Fee Waiver Agreement between the Trust and NFM, dated May 1, 2021, relating to the
NVIT American Funds Asset Allocation Fund, NVIT American Funds Bond Fund, NVIT American Funds Global
Growth Fund, NVIT American Funds Growth Fund, and NVIT American Funds Growth-Income Fund, previously filed as Exhibit EX-28.h.7 with the Trust’s registration statement on April 15, 2021, is hereby incorporated by reference.

(8)
12b-1 Fee Waiver Agreement between the Trust and NFD, dated May 1, 2024, relating to the NVIT BlackRock
Managed Global Allocation Fund, NVIT DoubleLine Total Return Tactical Fund, NVIT Blueprint Aggressive Fund,
NVIT Blueprint Moderately Aggressive Fund, NVIT Blueprint Capital Appreciation Fund, NVIT Blueprint
Moderate Fund, NVIT Blueprint Balanced Fund, NVIT Blueprint Moderately Conservative Fund, NVIT Blueprint
Conservative Fund, NVIT Blueprint Managed Growth Fund, NVIT Blueprint Managed Growth & Income Fund,
NVIT Calvert Equity Fund, and NVIT BNY Mellon Dynamic U.S. Equity Income Fund, previously filed as Exhibit
EX-28.h.8 with the Trust’s registration statement on April 18, 2024, is hereby incorporated by reference.

(9)
Fund Participation Agreement among NFA, NFD, and NFS, dated May 2, 2005, previously filed as Exhibit
EX-28.h.22 with the Trust’s registration statement on April 22, 2013, is hereby incorporated by reference.

(i)
Form of Amendment to the Fund Participation Agreement by and among NFA, NFD, and NFS, dated May 1,
2013, relating to certain series of the Trust, previously filed as Exhibit EX-28.h.22.i with the Trust’s registration statement on April 22, 2013, is hereby incorporated by reference.

(10)
Participation Agreement among the Trust, iShares Trust, iShares U.S. ETF Trust, iShares, Inc., iShares U.S. ETF
Company, Inc. and iShares Sovereign Screened Global Bond Fund, Inc., relating to certain series of the Trust, dated
September 10, 2014, previously filed as Exhibit EX-28.h.24 with the Trust’s registration statement on February 12,
2015, is hereby incorporated by reference.

(11)
Fund of Funds Participation Agreement among the Trust, NFA, WisdomTree Trust and WisdomTree Asset
Management, Inc., dated September 10, 2014, relating to certain series of the Trust, previously filed as Exhibit
EX-28.h.25 with the Trust’s registration statement on February 12, 2015, is hereby incorporated by reference.

(12)
Purchasing Fund Agreement among the Trust, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-
Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed
Exchange-Traded Fund Trust, relating to certain series of the Trust, dated September 10, 2014, previously filed as
Exhibit EX-28.h.26 with the Trust’s registration statement on February 12, 2015, is hereby incorporated by reference.

(13)
Investing Fund Agreement between the Trust and Market Vectors ETF Trust, dated September 10, 2014, relating to certain series of the Trust, previously filed as Exhibit EX-28.h.27 with the Trust’s registration statement on
February 12, 2015, is hereby incorporated by reference.

(14)
12(d)(1) Investing Agreement between the Trust and Vanguard Trusts, dated October 31, 2014, relating to certain series of the Trust, previously filed as Exhibit EX-28.h.28 with the Trust’s registration statement on February 12,
2015, is hereby incorporated by reference.

(15)
Investing Fund Agreement between the Trust, First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund
II, First Trust Exchange-Traded Fund III, First Trust Exchange-Traded Fund IV, First Trust Exchange-Traded Fund
V, First Trust Exchange-Traded Fund VI, First Trust Exchange-Traded Fund VII, First Trust Exchange-Traded
AlphaDEX® Fund and First Trust Exchange-Traded AlphaDEX® Fund II, relating to certain series of the Trust, previously filed as Exhibit EX-28.h.29 with the Trust’s registration statement on February 12, 2015, is hereby incorporated by reference.

(16)
Expense Limitation Agreement between the Trust and NFA, dated May 1, 2017, relating to the BlackRock NVIT
Managed Global Allocation Fund, previously filed as Exhibit EX-28.h.21 with the Trust’s registration statement on
April 19, 2017, is hereby incorporated by reference.

(a)
Amendment to Expense Limitation Agreement, dated July 1, 2018, previously filed as Exhibit EX-28.h.21.a with the Trust’s registration statement on September 24, 2018, is hereby incorporated by reference.

(b)
Amendment to Expense Limitation Agreement, dated September 13, 2023, previously filed as Exhibit
EX-28.h.16.b with the Trust’s registration statement on April 18, 2024, is hereby incorporated by reference.

(c)
Amendment to Expense Limitation Agreement, dated September 13, 2023, previously filed as Exhibit
EX-28.h.16.c with the Trust’s registration statement on April 18, 2024, is hereby incorporated by reference.

(17)
Fee Waiver Agreement between the Trust and NFA, dated May 1, 2024, relating to the NVIT BlackRock Managed
Global Allocation Fund, previously filed as Exhibit EX-28.h.17 with the Trust’s registration statement on April 18,
2024, is hereby incorporated by reference.

(18)
Form of Fund of Funds Participation Agreement among the Trust, on behalf of the BlackRock NVIT Managed
Global Allocation Fund, NFA, BlackRock Variable Series Funds, Inc., on behalf of certain series of its trust, and
BlackRock Advisors, LLC, previously filed as Exhibit EX-28.h.24 with the Trust’s registration statement on
April 28, 2015, is hereby incorporated by reference.

(19)
Fee Waiver Agreement between the Trust and NFA, dated May 1, 2024, relating to the NVIT BlueprintSM
Aggressive Fund, NVIT BlueprintSM Moderately Aggressive Fund, NVIT BlueprintSM Capital Appreciation Fund,
NVIT BlueprintSM Moderate Fund, NVIT BlueprintSM Balanced Fund, NVIT BlueprintSM Moderately
Conservative Fund and NVIT BlueprintSM Conservative Fund, previously filed as Exhibit EX-28.h.19 with the
Trust’s registration statement on April 18, 2024, is hereby incorporated by reference.

(20)
Administrative Services Fee Waiver Agreement between the Trust and NFS, dated May 1, 2024, relating to the
NVIT Government Money Market Fund, previously filed as Exhibit EX-28.h.20 with the Trust’s registration statement on April 18, 2024, is hereby incorporated by reference.

(21)
Fee Waiver Agreement between the Trust and NFA, dated May 1, 2024, relating to the NVIT Real Estate Fund, previously filed as Exhibit EX-28.h.21 with the Trust’s registration statement on April 18, 2024, is hereby incorporated by reference.

(22)
Amended and Restated Fee Waiver Agreement between the Trust and NFA, effective January 1, 2024, relating to the
NVIT Allspring Discovery Fund, NVIT BNY Mellon Core Plus Bond Fund, NVIT BNY Mellon Dynamic U.S. Core
Fund, NVIT Calvert Equity Fund, NVIT Emerging Markets Fund, NVIT Government Bond Fund, NVIT Invesco
Small Cap Growth Fund, NVIT Jacobs Levy Large Cap Core Fund, NVIT Loomis Short Term Bond Fund, NVIT
Victory Mid Cap Value Fund, NVIT Multi-Manager Small Company Fund, NVIT NS Partners International
Focused Growth Fund and NVIT Real Estate Fund, previously filed as Exhibit EX-28.h.22 with the Trust’s registration statement on April 18, 2024, is hereby incorporated by reference.

(23)
Fee Waiver Agreement between the Trust and NFA, dated July 1, 2020, relating to the NVIT Government Money
Market Fund, previously filed as Exhibit EX-28.h.30 with the Trust’s registration statement on April 16, 2020, is hereby incorporated by reference.

(24)
12b-1 Fee Waiver Agreement between the Trust and NFD, dated May 1, 2024, relating to the NVIT Government
Money Market Fund, previously filed as Exhibit EX-28.h.24 with the Trust’s registration statement on April 18,
2024, is hereby incorporated by reference.

(25)
Investment Advisory Fee Waiver Agreement between the Trust and NFA, dated May 1, 2024, relating to the NVIT
Government Money Market Fund, previously filed as Exhibit EX-28.h.25 with the Trust’s registration statement on
April 18, 2024, is hereby incorporated by reference.

(26)
12b-1 Fee Waiver Agreement between the Trust and NFD, dated May 1, 2024, relating to the NVIT International
Index Fund, previously filed as Exhibit EX-28.h.26 with the Trust’s registration statement on April 18, 2024, is hereby incorporated by reference.

(27)
Expense Limitation Agreement between the Trust and NFA, dated November 12, 2021, relating to the NVIT
AllianzGI International Growth Fund, NVIT BNY Mellon Dynamic U.S. Equity Income Fund, NVIT Emerging
Markets Fund, NVIT Mid Cap Index Fund, NVIT Real Estate Fund, NVIT S&P 500 Index Fund, NVIT Wells Fargo
Discovery Fund, NVIT BNY Mellon Core Plus Bond Fund, and NVIT Managed American Funds Asset Allocation
Fund, previously filed as Exhibit EX-28.h.27 with the Trust’s registration statement on January 12, 2022, is hereby incorporated by reference.

(28)
Expense Limitation Agreement between the Trust and NFA, dated November 12, 2021, relating to the NVIT
American Funds Asset Allocation Fund and NVIT American Funds Growth Fund, previously filed as Exhibit
EX-28.h.28 with the Trust’s registration statement on January 12, 2022, is hereby incorporated by reference.

(29)
Expense Limitation Agreement between the Trust and NFA, dated May 24, 2024, relating to the NVIT Loomis Short
Term Bond Fund, previously filed as EX-28.h.29 with the Trust’s registration statement on December 17, 2024, is hereby incorporated by reference.

(i)	Not applicable.
(j)	Not applicable.
(k)	Not applicable.
(l)	Not applicable.
(m)
Distribution Plan under Rule 12b-1, dated May 1, 2007, as amended March 10, 2021, previously filed as Exhibit EX-28.m with the Trust’s registration statement on March 24, 2021, is hereby incorporated by reference.

(n)	Rule 18f-3 Plan, dated May 1, 2007, as amended June 14, 2023, previously filed as Exhibit EX-28.n with the Trust’s registration statement on June 29, 2023, is hereby incorporated by reference.
(o)	Not applicable.
(p)	(1)
Code of Ethics for NFA, the Trust and Nationwide Mutual Funds, amended November 2023, previously filed as
Exhibit EX-28.p.1 with the Trust’s registration statement on April 18, 2024, is hereby incorporated by reference.

(2) Code of Ethics for NFD, dated April 1, 2022, previously filed as Exhibit EX-28.p.2 with the Trust’s registration statement on April 19, 2023, is hereby incorporated by reference.
(3)
Code of Ethics for Access Persons for Federated Investment Management Company, effective November 10, 2021, previously filed as Exhibit EX-28.p.3 with the Trust’s registration statement on April 19, 2022, is hereby incorporated by reference.

(4)
Code of Ethics for JPMorgan Asset Management (“JPMAM”), effective April 26, 2023, previously filed as Exhibit
EX-28.p.4 with the Trust’s registration statement on April 18, 2024, is hereby incorporated by reference.

(5)
Code of Business Conduct and Ethics for BlackRock, Inc. (and its subsidiaries), effective December 7, 2021, previously filed as Exhibit EX-28.p.5 with the Trust’s registration statement on April 19, 2023, is hereby incorporated by reference.

(6)
Code of Ethics for Capital Research and Management Company, dated April 2020, previously filed as Exhibit
EX-28.p.8 with the Trust’s registration statement on April 16, 2020, is hereby incorporated by reference.

(7)
Code of Ethics for Allspring Global Investments, LLC, effective October 1, 2023, previously filed as Exhibit
EX-28.p.7 with the Trust’s registration statement on April 18, 2024, is hereby incorporated by reference.

	(8)
Code of Ethics for Nationwide Asset Management, LLC, effective June 2023, previously filed as Exhibit EX-28.p.8 with the Trust’s registration statement on April 18, 2024, is hereby incorporated by reference.

	(9)
Code of Ethics for Wellington Management Company, LLP, dated December 1, 2023, previously filed as Exhibit
EX-28.p.9 with the Trust’s registration statement on April 18, 2024, is hereby incorporated by reference.

	(10)
Code of Ethics and Personal Investment Policy for Lazard Asset Management LLC, effective April 2022, previously filed as Exhibit EX-28.p.10 with the Trust’s registration statement on April 18, 2024, is hereby incorporated by reference.

	(11)
Code of Ethics for Jacobs Levy Equity Management, Inc., revised January 2016, previously filed as Exhibit
EX-28.p.27 with the Trust’s registration statement on April 19, 2017, is hereby incorporated by reference.

	(12)
Code of Ethics for DoubleLine Capital LP, effective February 15, 2022, previously filed as Exhibit EX-28.p.14 with the Trust’s registration statement on April 19, 2023, is hereby incorporated by reference.

	(13)
Code of Ethics for AQR Capital Management, LLC, amended December 2022, previously filed as Exhibit
EX-28.p.15 with the Trust’s registration statement on April 19, 2023, is hereby incorporated by reference.

	(14)
Code of Ethics for Amundi Asset Management US, Inc., revised October 2023, previously filed as Exhibit
EX-28.p.14 with the Trust’s registration statement on April 18, 2024, is hereby incorporated by reference.

	(15)
Code of Ethics and Personal Trading Policy for Invesco Advisers, Inc., effective January 2024, previously filed as
Exhibit EX-28.p.15 with the Trust’s registration statement on April 18, 2024, is hereby incorporated by reference.

	(16)
Code of Ethics for WCM Investment Management, LLC, adopted October 1, 2023, previously filed as Exhibit
EX-28.p.16 with the Trust’s registration statement on April 18, 2024, is hereby incorporated by reference.

	(17)
Code of Ethics for Goldman Sachs Asset Management, L.P., dated August 29, 2019, previously filed as Exhibit
EX-28.p.27 with the Trust’s registration statement on April 16, 2020, is hereby incorporated by reference.

	(18)
Global Personal Account Dealing and Code of Ethics for Columbia Threadneedle Investments, dated December
2023, previously filed as Exhibit EX-28.p.18 with the Trust’s registration statement on April 18, 2024, is hereby incorporated by reference.

	(19)
Code of Conduct for Insight North America LLC, effective April 2023, previously filed as Exhibit EX-28.p.19 with the Trust’s registration statement on April 18, 2024, is hereby incorporated by reference.

	(20)
Code of Conduct for Dreyfus, a division of Mellon Investments Corporation, effective December 2023, previously filed as Exhibit EX-28.p.20 with the Trust’s registration statement on April 18, 2024, is hereby incorporated by reference.

	(21)
Code of Conduct for Newton Investment Management North America, LLC, effective October 2022, previously filed as Exhibit EX-28.p.23 with the Trust’s registration statement on April 19, 2023, is hereby incorporated by reference.

	(22)	Code of Ethics for NS Partners Ltd, dated September 2023, previously filed as Exhibit EX-28.p.22 with the Trust’s registration statement on April 18, 2024, is hereby incorporated by reference.
	(23)
Code of Ethics for Loomis, Sayles & Company, L.P., as amended November 30, 2023, previously filed as Exhibit
EX-28.p.23 with the Trust’s registration statement on April 18, 2024, is hereby incorporated by reference.

	(24)
Code of Ethics for Victory Capital Management Inc., effective July 1, 2023, previously filed as Exhibit EX-28.p.24 with the Trust’s registration statement on April 18, 2024, is hereby incorporated by reference.

	(25)
Morgan Stanley Investment Management Public Side Code of Ethics and Personal Trading Guidelines for Atlanta
Capital Management Company, L.L.C., effective December 12, 2023, previously filed as Exhibit EX-28.p.25 with the Trust’s registration statement on April 18, 2024, is hereby incorporated by reference.

(q)	(1)
Power of Attorney with respect to the Trust for Barbara I. Jacobs, dated June 14, 2017, previously filed as Exhibit
EX-28.q.2 with the Trust’s registration statement on June 22, 2017, is hereby incorporated by reference.

	(2)
Power of Attorney with respect to the Trust for Douglas F. Kridler, dated June 14, 2017, previously filed as Exhibit
EX-28.q.5 with the Trust’s registration statement on June 22, 2017, is hereby incorporated by reference.

(3)
Power of Attorney with respect to the Trust for Keith F. Karlawish, dated June 14, 2017, previously filed as Exhibit
EX-28.q.7 with the Trust’s registration statement on June 22, 2017, is hereby incorporated by reference.

(4)
Power of Attorney with respect to the Trust for M. Diane Koken, dated March 6, 2019, previously filed as Exhibit
EX-28.q.8 with the Trust’s registration statement on April 18, 2019, is hereby incorporated by reference.

(5)
Power of Attorney with respect to the Trust for Carol A. Kosel, dated June 14, 2017, previously filed as Exhibit
EX-28.q.9 with the Trust’s registration statement on June 22, 2017, is hereby incorporated by reference.

(6)
Power of Attorney with respect to the Trust for Kevin T. Jestice, dated March 15, 2023, previously filed as Exhibit
EX-28.q.6 with the Trust’s registration statement on March 16, 2023, is hereby incorporated by reference.

(7)
Power of Attorney with respect to the Trust for Lorn C. Davis, dated January 1, 2021, previously filed as Exhibit
EX-28.q.10 with the Trust’s registration statement on March 24, 2021, is hereby incorporated by reference.

(8)
Power of Attorney with respect to the Trust for David E. Wezdenko dated January 1, 2021, previously filed as
Exhibit EX-28.q.11 with the Trust’s registration statement on March 24, 2021, is hereby incorporated by reference.

(9)
Power of Attorney with respect to the Trust for David Majewski, dated September 28, 2022, previously filed as
Exhibit EX-28.q.12 with the Trust’s registration statement on October 11, 2022, is hereby incorporated by reference.

(10)
Power of Attorney with respect to the Trust for Kristina Bradshaw, dated January 1, 2023, previously filed as Exhibit
EX-28.q.10 with the Trust’s registration statement on January 18, 2023, is hereby incorporated by reference.

(11)
Power of Attorney with respect to the Trust for Charlotte Petersen, dated January 1, 2023, previously filed as Exhibit
EX-28.q.11 with the Trust’s registration statement on January 18, 2023, is hereby incorporated by reference.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT
No person is presently controlled by or under common control with Registrant.
ITEM 30. INDEMNIFICATION
Indemnification provisions for officers, directors and employees of the Registrant are set forth in Article VII, Section 2 of the Amended Declaration. See Item 28(a) above.
The Trust has entered into indemnification agreements with each of the trustees and certain of its officers. The indemnification agreements provide that the Trust will indemnify the indemnitee for and against any and all judgments, penalties, fines, and amounts paid in settlement, and all expenses actually and reasonably incurred by indemnitee in connection with a proceeding that the indemnitee is a party to or is threatened to be made a party to (other than certain exceptions specified in the agreements), to the maximum extent not expressly prohibited by Delaware law or applicable federal securities law and regulations (including, without limitation, Section 17(h) of the Investment Company Act of 1940 and the rules and regulations issued with respect thereto by the U.S. Securities and Exchange Commission). The Trust also will indemnify indemnitee for and against all expenses actually and reasonably incurred by indemnitee in connection with any proceeding to which indemnitee is or is threatened to be made a witness but not a party. See Item 23(h)(4) above.
Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER
(a)
Nationwide Fund Advisors (“NFA”), the investment adviser to the Trust, also serves as investment adviser to Nationwide Mutual Funds. To the Registrant’s knowledge, the Directors and Officers of NFA have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of NFA or its affiliates.

Each of the following persons serves in the same or similar capacity with one or more affiliates of NFA. The address for the persons listed below is One Nationwide Plaza, Columbus, Ohio 43215.
Name and Address	Principal Occupation	Position with NFA	Position with Funds
Kevin T. Jestice	President and Chief Executive Officer of Nationwide Investment Management Group; Senior Vice President of Nationwide Mutual Insurance Company	President and Director	President, Chief Executive Officer and Principal Executive Officer
Lee T. Cummings	Senior Vice President and Head of Fund Operations of Nationwide Investment Management Group; Vice President of Nationwide Mutual Insurance Company	Senior Vice President	Senior Vice President and Head of Fund Operations
Kevin D. Grether	Vice President of NFA and Chief Compliance Officer of NFA and the Trust; Vice President of Nationwide Mutual Insurance Company	Vice President and Chief Compliance Officer	Senior Vice President and Chief Compliance Officer
Pamela A. Biesecker	Senior Vice President and Head of Taxation of Nationwide Mutual Insurance Company	Senior Vice President and Head of Taxation	N/A
Denise L. Skingle	Senior Vice President, Finance & Strategy Legal and Corporate Secretary of Nationwide Mutual Insurance Company	Senior Vice President and Secretary	N/A
Steve A. Ginnan	Senior Vice President, Director and Chief Financial Officer of Nationwide Financial Services, Inc.	Director	N/A
Stephen R. Rimes	Vice President, Associate General Counsel and Secretary for Nationwide Investment Management Group; Vice President of Nationwide Mutual Insurance Company	Vice President, Associate General Counsel and Assistant Secretary	Secretary, Vice President and General Counsel
Hope C. Hacker	Associate Vice President and Assistant Treasurer of Nationwide Mutual Insurance Company	Associate Vice President and Assistant Treasurer	N/A
Timothy J. Dwyer	Vice President and Assistant Treasurer of Nationwide Mutual Insurance Company	Vice President and Assistant Treasurer	N/A
David A. Garman	Vice President-Enterprise Governance & Finance Legal of Nationwide Mutual Insurance Company	Vice President and Assistant Secretary	N/A

Name and Address	Principal Occupation	Position with NFA	Position with Funds
Mark E. Hartman	Sr. Counsel, Corporate Governance and Assistant Secretary of Nationwide Mutual Insurance Company	Assistant Secretary	N/A
David Dokko	Sr. Counsel, Corporate Governance and Assistant Secretary of Nationwide Mutual Insurance Company	Assistant Secretary	N/A
John L. Carter	President and Chief Operating Officer of Nationwide Financial Services, Inc.	Director	N/A
Steve Hall	Senior Investment Professional	Associate Vice President- Derivatives Risk Manager	N/A
Tonya G. Walker	Associate Vice President and Assistant Treasurer of Nationwide Mutual Insurance Company	Associate Vice President and Assistant Treasurer	N/A
(b)
Information for the Subadvisers
(1)
Amundi Asset Management US, Inc. (“Amundi US”) acts as subadviser to the NVIT Amundi Multi Sector Bond Fund. The directors and officers of Amundi US have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities, except as noted below.
Name and Position With Amundi AM US	Other Company	Position With Other Company
Lisa Jones,CEO	The Investment Company Institute	Member– Board of Governors
	MIT Sloan Finance Group Advisory Board	Member
	Clearwater Analytics Holdings, Inc.	Independent Director (Member of the Board of Directors)
Ken Taubes,CIO	Kerem Shalom	Member of Finance Committee
	Suffolk University MSF Advisory Board	Board Member
	Suffolk University Investment Committee	Trustee and Member
(2)
AQR Capital Management, LLC (“AQR”) acts as subadviser for the NVIT AQR Large Cap Defensive Style Fund. Except as listed below, the directors and officers of AQR have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.
Name and Position With AQR	Other Company	Position With Other Company
Lasse Pedersen,Principal	Copenhagen Business School Howitzvej 60, 2000 Frederiksberg, Denmark 2815 2815	Professor (2011-present)
Tobias Moskowitz,Principal	Yale University School of Management Yale University New Haven, CT 06511	Dean Takahashi Professor of Finance (2016-present)
	Commonfund 15 Old Danbury Road Wilton, CT 06897	Board Member (2022-present)
David Kabiller,Principal	Arqitel Investment Management, LP 9800 Wilshire Blvd., Suite 203 Beverly Hills, CA 90212	Chairman and Founding Partner (2022-present)

(3)
BlackRock Investment Management, LLC (“BlackRock”) acts as subadviser to the NVIT S&P 500 Index Fund, NVIT Small Cap Index Fund, NVIT Mid Cap Index Fund, NVIT International Index Fund, NVIT Bond Index Fund, NVIT BlackRock Equity Dividend Fund, NVIT iShares Fixed Income ETF Fund and NVIT iShares Global Equity ETF Fund. The directors and officers of BlackRock have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.
(4)
Columbia Management Investment Advisers, LLC (“Columbia”) acts as subadviser to the NVIT Columbia Overseas Value Fund. Except as set forth below, none of the directors or officers of Columbia are or have been, at any time during the Trust’s past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature.
(a)
Columbia, a wholly-owned subsidiary of Ameriprise Financial, Inc., performs investment advisory services for the Trust and certain other clients. Information regarding the business of Columbia is set forth in the Prospectus and Statement of Additional Information of the Trust’s series that are subadvised by Columbia and is incorporated herein by reference. Information about the business of Columbia and the directors and principal executive officers of Columbia is also included in the Form ADV filed by Columbia with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-25943), which information is incorporated herein by reference. In addition to their position with Columbia, certain directors and officers of Columbia also hold various positions with, and engage in business for, Ameriprise Financial, Inc. or its other subsidiaries.
(5)
DoubleLine Capital LP (“DoubleLine”) acts as subadviser to the NVIT DoubleLine Total Return Tactical Fund. Except as noted below, no director, officer, or partner of DoubleLine have been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.
Name and Position with DoubleLine	Other Company	Position with Other Company
Jeffrey E. Gundlach, Chief Executive Officer, Chief Investment Officer	DoubleLine Funds Trust, DoubleLine ETF Trust	Chairman of the Board of Trustees
Ronald R. Redell, Executive Vice President	DoubleLine Funds Trust	President, Interested Trustee
	DoubleLine Opportunistic Credit Fund, DoubleLine Income Solutions Fund, DoubleLine Yield Opportunities Fund	Chairman of the Board of Trustees
Earl Lariscy, General Counsel	DoubleLine Funds Trust	Vice President
	DoubleLine Opportunistic Credit Fund, DoubleLine Income Solutions Fund, DoubleLine Yield Opportunities Fund	Vice President and Assistant Secretary
Jeffrey J. Sherman, Deputy Chief Investment Officer	DoubleLine Opportunistic Credit Fund, DoubleLine Income Solutions Fund, DoubleLine Yield Opportunities FundDoubleLine ETF Trust	Vice PresidentPresident
Youse Guia, Chief Compliance Officer	DoubleLine Funds Trust, DoubleLine Opportunistic Credit Fund, DoubleLine Income Solutions Fund, DoubleLine Yield Opportunities Fund, DoubleLine ETF Trust	Chief Compliance Officer
Cris Santa Ana, Chief Risk Officer	DoubleLine Funds Trust, DoubleLine Opportunistic Credit Fund, DoubleLine Income Solutions Fund, DoubleLine Yield Opportunities Fund	Secretary
Patrick Townzen, Director of Operations	DoubleLine Funds Trust, DoubleLine Opportunistic Credit Fund, DoubleLine Income Solutions Fund, DoubleLine Yield Opportunities Fund	Vice President
(6)
Dreyfus, a division of Mellon Investments Corporation (“MIC”) acts as subadviser to the NVIT Government Money

Market Fund. MIC also acts as an investment adviser or subadviser to other investment companies. To the knowledge of the Registrant, the directors and officers of MIC have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.
(7)
Federated Investment Management Company (“Federated”) acts as subadviser to the NVIT Federated High Income Bond Fund and is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Hermes, Inc. (formerly, Federated Investors, Inc). Federated serves as investment adviser to a number of investment companies and private accounts. Except as noted below, the directors and officers of Federated have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.
Name and Position with Federated	Other Company	Position with Other Company
James Gallagher II, Trustee	Morris James LLP 500 Delaware Avenue, Suite 1500 Wilmington, DE 19801-1494	Partner
(8)
Goldman Sachs Asset Management, L.P. (“GSAM”) is an indirect wholly owned subsidiary of The Goldman Sachs Group, Inc. and serves as subadviser to the NVIT GS Emerging Markets Equity Insights Fund, NVIT GS International Equity Insights Fund, NVIT GS Large Cap Equity Fund and NVIT GS Small Cap Equity Insights Fund. GSAM is engaged in the investment advisory business. GSAM is part of The Goldman Sachs Group, Inc., a public company that is a bank holding company, financial holding company and a world-wide, full-service financial services organization. GSAM Holdings LLC is the general partner and principal owner of GSAM. To the knowledge of the Registrant, the directors and officers of GSAM have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.
(9)
Invesco Advisers, Inc. (“Invesco”) acts as subadviser to the NVIT Invesco Small Cap Growth Fund and NVIT Multi-Manager Small Company Fund. Except as noted below, no director, officer, or partner of Invesco has been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.
The following table provides information with respect to the principal executive officer and the directors of Invesco.
Registrant's investment sub-adviser, Invesco is located at 1331 Spring Street NW, Suite 2500, Atlanta, GA 30309. In addition to providing sub-advisory services, Invesco, through its subsidiaries, engages in the business of investment management on an international basis. The directors, officers, or partners of Invesco have held, during the past two fiscal years, the following positions of a substantial nature.
Name	Position
Andrew R. Schlossberg	Director and Sr. Vice President
L. Allison Dukes	Director
Todd Kuehl	Chief Compliance Officer
Greg Ketron	Treasurer
Mark Gregson	Chief Accounting Officer and Controller
Terry Gibson Vacheron	Chief Financial Officer
Jeffrey H. Kupor	Director
Crissie M. Wisdom	Anti-Money Laundering Compliance Officer
Tony Wong	Director, President, Chief Executive Officer
Greg Ketron	Treasurer
(10)
Jacobs Levy Equity Management, Inc. (“Jacobs Levy”) acts as subadviser to the NVIT Multi-Manager Small Company Fund, NVIT Multi-Manager Small Cap Value Fund, NVIT U.S. 130/30 Equity Fund, NVIT Jacobs Levy Large Cap Core Fund, and NVIT Jacobs Levy Large Cap Growth Fund. To the knowledge of the Registrant, the directors and officers of Jacobs Levy have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.
(11)
J.P. Morgan Investment Management, Inc. (“JPMIM”), a registered investment adviser, and a wholly owned subsidiary of J. P. Morgan & Co., acts as subadviser to the NVIT J.P. Morgan U.S. Equity Fund, NVIT J.P. Morgan

Digital Evolution Strategy Fund, NVIT J.P. Morgan Innovators Fund, NVIT J.P. Morgan Large Cap Growth Fund and NVIT J.P. Morgan US Technology Leaders Fund. The directors and executive officers of JPMIM have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of JPMIM or its affiliates.
(12)
Lazard Asset Management LLC (“Lazard”) acts as subadviser to the NVIT International Equity Fund. The directors and officers of Lazard have not been engaged in any other business or profession of a substantial nature during the past two fiscal years.
(13)
Loomis, Sayles & Company, L.P. (“Loomis Sayles”) acts as subadviser to the NVIT Core Bond Fund and NVIT Loomis Short Term Bond Fund. The address of Loomis Sayles is One Financial Center, Boston, Massachusetts

02111. Loomis Sayles is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the last two fiscal years.
Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Kevin P. Charleston Chairman, Chief Executive Officer, President and Director	Loomis Sayles Funds I 888 Boylston Street, Boston, MA 02199	Trustee, President and Chief Executive Officer
	Loomis Sayles Funds II 888 Boylston Street, Boston, MA 02199	Trustee
	Natixis Funds Trust I 888 Boylston Street, Boston, MA 02199	Trustee
	Natixis Funds Trust II 888 Boylston Street, Boston, MA 02199	Trustee
	Natixis Funds Trust IV 888 Boylston Street, Boston, MA 02199	Trustee
	Natixis ETF Trust 888 Boylston Street, Boston, MA 02199	Trustee
	Natixis ETF Trust II 888 Boylston Street, Boston, MA 02199	Trustee
	Gateway Trust 888 Boylston Street, Boston, MA 02199	Trustee
	Loomis Sayles Distributors, Inc. One Financial Center, Boston, MA 02111	Director
	Loomis Sayles Investments Limited 77 Coleman Street, 6th Floor, London, England EC2R 5BJ	Representative of Loomis Sayles as a corporate Director
	Loomis Sayles Trust Company, LLC One Financial Center, Boston, MA 02111	Manager and President
	Loomis Sayles Investments Asia Pte. Ltd. 10 Collyer Quay #05-01/03, Ocean Financial Centre, Singapore 049315	Director
	Loomis Sayles Operating Services, LLC, One Financial Center, Boston, MA 02111 (dissolved 12/20/22)	Director, Chairman and President (2020 - 2022)
	Loomis Sayles (Netherlands) B.V. Stadsplateau 7, Utrecht, Netherlands 3521 AZ	Managing Director
	Loomis Sayles Capital Re, SAS 43 avenue Pierre Mendès -France 75013 Paris	Chairman of the Supervisory Board
	NIM-os, LLC One Financial Center, Boston, MA 02111	Manager
Matthew J. Eagan Co-Head and Portfolio Manager, Full Discretion, and Director	None.	None.
Daniel J. Fuss Vice Chairman and Director	Loomis Sayles Funds I 888 Boylston Street, Boston, MA 02199	Executive Vice President (2003 - 2021)
	Loomis Sayles Funds II 888 Boylston Street, Boston, MA 02199	Executive Vice President (2003 - 2021)

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
John R. Gidman Chief Operating Officer and Director	Loomis Sayles Operating Services, LLC, One Financial Center, Boston, MA 02111 (dissolved 12/20/22)	Director and Chief Executive Officer (2020 - 2022)
	NIM-os Technologies, Inc. One Financial Center, Boston, MA 02111	Director
	NIM-os, LLC One Financial Center, Boston, MA 02111	Manager
David L. Giunta Director	Natixis Investment Managers, LLC 888 Boylston Street, Boston, MA 02199	President and Chief Executive Officer, US; Manager
	Natixis Advisors, LLC 888 Boylston Street, Boston, MA 02199	President and Chief Executive Officer; Manager
	Natixis Distribution, LLC 888 Boylston Street, Boston, MA 02199	President and Chief Executive Officer; Manager
	AEW Capital Management, Inc. Two Seaport Lane, Boston, MA 02210	Director
	Gateway Investment Advisers, LLC 312 Walnut Street, Cincinnati, OH 45202	Manager
	Harris Associates, Inc. 111 South Wacker Drive, Suite 4600, Chicago IL 60606	Director
	Vaughan Nelson Investment Management, Inc. 600 Travis Street, Suite 3800 Houston, TX 77002	Director
	Loomis Sayles Funds I 888 Boylston Street, Boston, MA 02199	Trustee and Executive Vice President
	Loomis Sayles Funds II 888 Boylston Street, Boston, MA 02199	Trustee, President and Chief Executive Officer
	Natixis Funds Trust I 888 Boylston Street, Boston, MA 02199	Trustee, President and Chief Executive Officer
	Natixis Funds Trust II 888 Boylston Street, Boston, MA 02199	Trustee, President and Chief Executive Officer
	Natixis Funds Trust IV 888 Boylston Street, Boston, MA 02199	Trustee, President and Chief Executive Officer
	Natixis ETF Trust 888 Boylston Street, Boston, MA 02199	Trustee, President and Chief Executive Officer
	Natixis ETF Trust II 888 Boylston Street, Boston, MA 02199	Trustee, President and Chief Executive Officer
	Gateway Trust 888 Boylston Street, Boston, MA 02199	Trustee, President and Chief Executive Officer
	NIM-os, LLC One Financial Center, Boston, MA 02111	Manager
Aziz V. Hamzaogullari Chief Investment Officer, Growth Equity Strategies, Portfolio Manager and Director	None.	None.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Kinji Kato Director	Natixis Investment Managers Japan Ark Hills South Tower 8F 4-5, Roppongi 1-chome, Minato-ku Tokyo 106-0032 Japan	Honorary Chairman
Maurice Leger Head of Global Distribution and Director	Loomis Sayles Trust Company, LLC One Financial Center, Boston, MA 02111	Manager
	Loomis Sayles Distributors, L.P. One Financial Center, Boston, MA 02111	President
	Loomis Sayles Capital Re, SAS 43 avenue Pierre Mendès -France 75013 Paris	Supervisory Board Member
Richard G. Raczkowski Co-Head and Portfolio Manager, Relative Return, and Director	None.	None.
Rebecca O’Brien Radford General Counsel, Secretary and Director (1/1/23 to present); Deputy General Counsel (2021 to 2023)	Loomis Sayles Distributors, Inc. One Financial Center, Boston, MA 02111	Director
	Loomis Sayles Investments Limited 77 Coleman Street, 6th Floor, London, England EC2R 5BJ	General Counsel and Secretary
	Loomis Sayles Trust Company, LLC One Financial Center, Boston, MA 02111	Manager and Secretary
	Loomis Sayles Operating Services, LLC, One Financial Center, Boston, MA 02111 (dissolved 12/20/22)	Director and Secretary (2020 - 2022)
	Loomis Sayles Capital Re, SAS 43 avenue Pierre Mendès -France 75013 Paris	Supervisory Board Member
	NIM-os Technologies, Inc. One Financial Center, Boston, MA 02111	Director
	NIM-os, LLC One Financial Center, Boston, MA 02111	Manager and General Counsel

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Philippe Setbon Director	Natixis Investment Managers 59 avenue Pierre Mendès-France, 75013 Paris, France	Chief Executive Officer (Dec. 2023– present)
	Natixis 7 Promenade Germaine Sablon, 75013 Paris, France	Member of Senior Management Committee (Dec. 2023– present)
	Ostrum Asset Management 42 avenue Pierre Mendès-France, 75013 Paris, France	Chief Executive Officer (2019– Dec. 2023)
	Natixis TradEx Solutions 59 avenue Pierre Mendès-France, 75013 Paris, France	Director (2020– present)
	Harris Associates L.P. 111 South Wacker Drive, Suite 4600 Chicago, Illinois 60606	Director (Jan. 2024– present)
	AEW Capital Management, L.P. Two Seaport Lane, Boston Massachusetts 02210	Director (Jan. 2024– present)
Susan L. Sieker Chief Financial Officer and Director	Loomis Sayles Investments Limited 77 Coleman Street, 6th Floor, London, England EC2R 5BJ	Chief Financial Officer
	Loomis Sayles Trust Company, LLC One Financial Center, Boston, MA 02111	Manager and Chief Financial Officer
	Loomis Sayles Capital Re, SAS 43 avenue Pierre Mendès -France 75013 Paris	Supervisory Board Member
	Loomis Sayles Investments Asia Pte. Ltd. 10 Collyer Quay #05-01/03, Ocean Financial Centre, Singapore 049315	Director
	NIM-os Technologies, Inc. One Financial Center, Boston, MA 02111	Director
	NIM-os, LLC One Financial Center, Boston, MA 02111	Manager and Chief Financial Officer
Elaine M. Stokes Co-Head and Portfolio Manager, Full Discretion, and Director	None.	None.
David L. Waldman Deputy Chief Investment Officer (2013 to 2021), Chief Investment Officer (2021 to present) and Director	Loomis Sayles Capital Re, SAS 43 avenue Pierre Mendès -France 75013 Paris	Supervisory Board Member
(14)
Nationwide Asset Management, LLC (“NWAM”) acts as subadviser to the NVIT Government Bond Fund, NVIT Investor Destinations Managed Growth Fund, NVIT Investor Destinations Managed Growth & Income Fund, NVIT BlueprintSM Managed Growth Fund, NVIT BlueprintSM Managed Growth & Income Fund, NVIT Managed American Funds Asset Allocation Fund, NVIT Managed American Funds Growth-Income Fund, and NVIT BlackRock Managed Global Allocation Fund. To the knowledge of the Registrant, the directors and officers of NWAM have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.
(15)
Newton Investment Management North America, LLC (“NIMNA”) acts as a subadviser to the NVIT BNY Mellon

Dynamic U.S. Core Fund and NVIT BNY Mellon Dynamic U.S. Equity Income Fund. The directors and officers of NIMNA have not been engaged in any other business or profession of substantial nature during the past two fiscal years.
(16)
NS Partners Ltd (“NS Partners”) acts as subadviser to the NVIT NS Partners International Focused Growth Fund and the NVIT Emerging Markets Fund. To the knowledge of the Registrant, the directors and officers of NS Partners have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.
(17)
WCM Investment Management, LLC (“WCM”) acts as subadviser to the NVIT Multi-Manager Small Cap Value Fund. To the knowledge of the Registrant, the directors and officers of WCM have not been engaged in any other business or profession of a substantial nature during the past two fiscal years.
(18)
Wellington Management Company LLP (“Wellington Management”) acts as subadviser to the NVIT Real Estate Fund. Wellington Management is an investment adviser registered under the Investment Advisers Act of 1940. During the last two fiscal years, no partner of Wellington Management has engaged in any other business, profession, vocation or employment of a substantial nature other than that of the business of investment management.
(19)
Allspring Global Investments, LLC (“Allspring”) acts as subadviser to the NVIT Allspring Discovery Fund. To the knowledge of the Registrant, no director, officer, or partner of Allspring has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity as director, officer, employee, partner or trustee outside of Allspring.
(20)
Insight North America LLC, a subsidiary of the Bank of New York Mellon Corporation, acts as a subadviser to the NVIT BNY Mellon Core Plus Bond Fund. The directors and officers of Insight have not been engaged in any other business or profession of substantial nature during the past two fiscal years.
(21)
Victory Capital Management Inc. (“Victory Capital”) acts as a subadviser to a portion of the NVIT Victory Mid Cap Value Fund. Victory Capital is an investment adviser registered under the Investment Advisers Act of 1940. To the knowledge of the Registrant, the directors and officers of Victory Capital have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.
(22)
Atlanta Capital Management Company, L.L.C. (“Atlanta Capital”) acts as subadviser to the NVIT Calvert Equity Fund. To the knowledge of the Registrant, no director, officer, or partner of Atlanta Capital has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity as director, officer, employee, partner or trustee outside of Atlanta Capital.
ITEM 32. PRINCIPAL UNDERWRITERS
(a)
NFD, the principal underwriter of the Trust, also acts as principal underwriter for Nationwide Mutual Funds.
(b)
Herewith is the information required by the following table with respect to each director, officer or partner of NFD. The address for the persons listed below is One Nationwide Plaza, Columbus, Ohio 43215.
Name:	Position with NFD:	Position with Registrant:
Holly A. Butson	Chief Compliance Officer	N/A
Lee T. Cummings	President	Senior Vice President and Head of Fund Operations
Ewan T. Roswell	Associate Vice President and Treasurer	N/A
Denise L. Skingle	Senior Vice President and Secretary	N/A
Jennifer L. Monnin	Chief Marketing Officer	N/A
John L. Carter	Manager	N/A
Steven A. Ginnan	Manager	N/A
Kevin T. Jestice	Manager	President, Chief Executive Officer and Principal Executive Officer
(c)
Not applicable.

ITEM 33. LOCATION OF ACCOUNTS AND RECORDS
J.P. Morgan Investor Services Co.
1 Beacon Street
Boston, MA 02108-3002
Nationwide Variable Insurance Trust
One Nationwide Plaza
Columbus, Ohio 43215
ITEM 34. MANAGEMENT SERVICES
Not applicable.
ITEM 35. UNDERTAKINGS
Not applicable.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment Nos. 259/273 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Columbus, and State of Ohio, on this 19th day of December, 2024.
NATIONWIDE VARIABLE INSURANCE TRUST

BY:	/s/ Allan J. Oster
Allan J. Oster, Attorney-In-Fact for Registrant
PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED.
Signature & Title
/s/ Kevin T. Jestice*
Kevin T. Jestice, President, Chief
Executive Officer and Principal Executive Officer
/s/ David Majewski*
David Majewski, Treasurer and Principal Financial Officer
/s/ Lorn C. Davis*
Lorn C. Davis, Trustee
/s/ Barbara I. Jacobs*
Barbara I. Jacobs, Trustee
/s/ Keith F. Karlawish*
Keith F. Karlawish, Trustee and Chairman
/s/ Carol A. Kosel*
Carol A. Kosel, Trustee
/s/ Douglas F. Kridler*
Douglas F. Kridler, Trustee
/s/ M. Diane Koken*
M. Diane Koken, Trustee
/s/ David E. Wezdenko*
David E. Wezdenko, Trustee
/s/ Charlotte Petersen*
Charlotte Petersen, Trustee
/s/ Kristina Bradshaw*
Kristina Bradshaw, Trustee
*BY:/s/ Allan J. Oster
Allan J. Oster, Attorney-In-Fact